UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2019 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Bloomberg Barclays U.S. Aggregate Index returned 2.5%.

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.90%
Bloomberg Barclays Global Aggregate Index – Hedged USD	2.09%
MSCI World Index (net of foreign withholding taxes)	9.14%
Access Balanced Composite Benchmark	6.08%

Net Assets as of 12/31/2019	$519,652,880

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad based fixed income benchmark, and underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the six months ended December 31, 2019.

The Fund’s allocation to global equity, which outperformed fixed income markets in 2019, drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD, which is an all-fixed-income index. The Fund’s allocation to fixed income markets drove its underperformance relative to the MSCI World Index, which is an all-equity index.

During the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Barclays Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s manager selection in alternatives was a leading detractor from performance relative to the composite benchmark, while the Fund’s overweight allocation to U.S. equity and its underweight allocation to core fixed income were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund’s portfolio managers employed an overweight position in developed market equity, focused in the U.S., and favored an underweight position in core bonds, given low yields and what they believed were more favorable opportunities in equity markets.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	22.5%
2.	iShares Core S&P 500 ETF	16.1
3.	Vanguard Total International Bond ETF	14.0
4.	JPMorgan Core Bond Fund Class R6 Shares	11.3
5.	iShares MSCI EAFE ETF	7.7
6.	JPMorgan BetaBuilders Europe ETF	3.1
7.	JPMorgan BetaBuilders Canada ETF	2.3
8.	JPMorgan Core Plus Bond Fund Class R6 Shares	2.0
9.	JPMorgan Corporate Bond Fund Class R6 Shares	2.0
10.	Lord Abbett Short Duration Income Fund Class F3	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	39.8%
Fixed Income	36.1
International Equity	17.7
Alternative Assets	4.7
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		0.94%	12.97%	4.21%	4.46%
Without Sales Charge		5.71	18.29	5.18	4.94
CLASS C SHARES	January 4, 2010
With CDSC***		4.49	16.70	4.67	4.42
Without CDSC		5.49	17.70	4.67	4.42
CLASS I SHARES	September 30, 2009	5.90	18.63	5.48	5.22
CLASS L SHARES	September 30, 2009	5.97	18.82	5.64	5.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, apply-

ing the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.32%
MSCI World Index (net of foreign withholding taxes)	9.14%
Bloomberg Barclays Global Aggregate Index – Hedged USD	2.09%
Access Growth Composite Benchmark	7.49%

Net Assets as of 12/31/2019	$503,668,929

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and outperformed the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad-based fixed income benchmark, for the six months ended December 31, 2019.

The Fund’s allocation to fixed income drove its underperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s overweight allocation to U.S. equity and its underweight position in core fixed income led to outperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD, which is an all-fixed income index.

For the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Barclays Global Aggregate Index – Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s manager selection in alternative strategies was the leading detractor from performance relative to the composite benchmark. The Fund’s overweight position in U.S. equity and its underweight position in core fixed income were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund’s portfolio managers employed an overweight position in developed market equity, focused in the U.S., and favored an underweight position in core bonds given low yields and what they believed were more favorable opportunities in equity markets.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	29.3%
2.	iShares Core S&P 500 ETF	20.1
3.	iShares MSCI EAFE ETF	12.1
4.	Vanguard Total International Bond ETF	6.7
5.	JPMorgan Core Bond Fund Class R6 Shares	5.7
6.	JPMorgan BetaBuilders Europe ETF	4.1
7.	JPMorgan BetaBuilders Canada ETF	3.2
8.	Lord Abbett Short Duration Income Fund Class F3	1.9
9.	Marshall Wace UCITS Fund plc Class F (Ireland)	1.7
10.	Blackstone Alternative Multi-Strategy Fund Class Y	1.4

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	51.9%
International Equity	25.7
Fixed Income	16.2
Alternative Assets	4.6
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		2.34%	16.66%	5.21%	5.41%
Without Sales Charge		7.19	22.17	6.19	5.90
CLASS C SHARES	January 4, 2010
With CDSC***		5.95	20.53	5.68	5.38
Without CDSC		6.95	21.53	5.68	5.38
CLASS I SHARES	September 30, 2009	7.32	22.48	6.48	6.18
CLASS L SHARES	September 30, 2009	7.38	22.65	6.64	6.34

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 70.2%

Fixed Income — 17.0%

iShares 20+ Year Treasury Bond ETF	74,900	10,147,452

iShares TIPS Bond ETF	43,300	5,047,481

Vanguard Total International Bond ETF	1,291,450	73,070,241

Total Fixed Income		88,265,174

International Equity — 14.5%

iShares MSCI EAFE ETF	576,240	40,014,105

iShares MSCI Japan ETF	73,150	4,333,406

JPMorgan BetaBuilders Canada ETF (a)	452,200	11,761,722

JPMorgan BetaBuilders Europe ETF (a)	622,400	15,927,216

JPMorgan BetaBuilders Japan ETF (a)	132,900	3,261,366

Total International Equity		75,297,815

U.S. Equity — 38.7%

iShares Core S&P 500 ETF	259,800	83,977,752

SPDR S&P 500 ETF Trust *	364,000	117,157,040

Total U.S. Equity		201,134,792

Total Exchange-Traded Funds (Cost $285,620,121)		364,697,781

Investment Companies — 25.2%

Alternative Assets — 4.7%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	706,925	7,486,335

Boston Partners Global Long/Short Fund Class Institutional Shares	219,827	2,389,517

CRM Long/Short Opportunities Fund Class Institutional Shares *	283,317	2,971,997

Equinox IPM Systematic Macro Fund Class I Shares *	243,816	2,406,461

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	58,199	9,105,608

Total Alternative Assets		24,359,918

Fixed Income — 19.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,968,738	58,829,854

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,258,067	10,630,662

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,024,103	10,538,017

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	906,655	9,882,544

Lord Abbett Short Duration Income Fund Class F3 Shares	2,410,803	10,173,587

Total Fixed Income		100,054,664

U.S. Equity — 1.2%

BlackRock Event Driven Equity Fund Class Institutional Shares	230,924	2,237,651

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Equity Focus Fund Class R6 Shares (a)	47,516	1,333,293

JPMorgan Equity Income Fund Class R6 Shares (a)	80,589	1,566,643

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	52,324	1,298,167

Total U.S. Equity		6,435,754

Total Investment Companies (Cost $124,999,347)		130,850,336

Common Stocks — 3.3%

Aerospace & Defense — 0.1%

Airbus SE (France)	1,688	247,740

Meggitt plc (United Kingdom)	9,298	80,985

Safran SA (France)	1,481	228,754

		557,479

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	480	55,322

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	700	25,928

Autoliv, Inc., SDR (Sweden)	445	37,697

Denso Corp. (Japan)	584	26,375

Magna International, Inc. (Canada)	1,273	69,811

Stanley Electric Co. Ltd. (Japan)	1,300	37,546

Sumitomo Rubber Industries Ltd. (Japan)	1,600	19,510

		216,867

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	900	25,471

Suzuki Motor Corp. (Japan)	1,500	62,613

Toyota Motor Corp. (Japan)	1,600	112,739

		200,823

Banks — 0.2%

ABN AMRO Bank NV, CVA (Netherlands) (d)	2,554	46,550

AIB Group plc (Ireland)	6,210	21,636

Australia & New Zealand Banking Group Ltd. (Australia)	2,719	46,892

Barclays plc, ADR (United Kingdom)	1,039	9,891

BNP Paribas SA (France)	2,115	125,712

Commerzbank AG (Germany)	1,543	9,530

Danske Bank A/S (Denmark)	2,078	33,618

DBS Group Holdings Ltd. (Singapore)	3,520	67,870

DNB ASA (Norway)	5,910	110,593

Erste Group Bank AG (Austria) *	564	21,185

HDFC Bank Ltd., ADR (India)	1,736	110,010

ING Groep NV (Netherlands)	5,938	71,389

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — continued

Intesa Sanpaolo SpA (Italy)	14,602	38,464

Lloyds Banking Group plc (United Kingdom)	133,201	110,347

Mitsubishi UFJ Financial Group, Inc. (Japan)	11,900	64,335

National Bank of Canada (Canada)	1,173	65,111

Standard Chartered plc (United Kingdom)	4,407	41,528

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,000	39,531

Svenska Handelsbanken AB, Class A (Sweden)	10,538	113,497

United Overseas Bank Ltd. (Singapore)	2,900	57,033

		1,204,722

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	465	38,084

Carlsberg A/S, Class B (Denmark)	1,472	219,675

Diageo plc (United Kingdom)	5,411	228,002

Kirin Holdings Co. Ltd. (Japan)	1,400	30,557

Pernod Ricard SA (France)	867	155,139

		671,457

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	122	16,973

BeiGene Ltd., ADR (China) *	295	48,899

CSL Ltd. (Australia)	167	32,378

Galapagos NV (Belgium) *	394	82,049

Genmab A/S (Denmark) *	574	127,660

Grifols SA (Preference), Class B (Spain)	1,643	38,393

		346,352

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1,478	34,549

Daikin Industries Ltd. (Japan)	100	14,109

		48,658

Capital Markets — 0.1%

Close Brothers Group plc (United Kingdom)	486	10,294

Deutsche Boerse AG (Germany)	160	25,090

Euronext NV (Netherlands) (d)	299	24,440

GAM Holding AG (Switzerland) *	1,372	3,979

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,500	81,219

London Stock Exchange Group plc (United Kingdom)	2,562	263,302

Macquarie Group Ltd. (Australia)	650	62,949

Partners Group Holding AG (Switzerland)	21	19,247

XP, Inc., Class A (Brazil) *	235	9,052

		499,572

Chemicals — 0.1%

Air Liquide SA (France)	750	106,328

Asahi Kasei Corp. (Japan)	12,354	138,716

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

BASF SE (Germany)	734	55,297

Covestro AG (Germany) (d)	712	33,129

Givaudan SA (Registered) (Switzerland)	21	65,793

Johnson Matthey plc (United Kingdom)	1,480	58,847

Kansai Paint Co. Ltd. (Japan)	2,947	71,993

Shin-Etsu Chemical Co. Ltd. (Japan)	602	66,204

Tosoh Corp. (Japan)	500	7,703

Umicore SA (Belgium)	1,086	52,925

		656,935

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7,651	66,853

Containers & Packaging — 0.0% (c)

Amcor plc	5,188	56,727

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	6,723	38,257

Element Fleet Management Corp. (Canada)	6,707	57,280

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,900	31,545

		127,082

Diversified Telecommunication Services — 0.1%

BT Group plc (United Kingdom)	15,200	38,733

China Tower Corp. Ltd., Class H (China) (d)	452,000	99,860

Koninklijke KPN NV (Netherlands)	20,468	60,573

KT Corp. (South Korea)	891	20,791

Nippon Telegraph & Telephone Corp. (Japan)	8,200	207,244

Telecom Italia SpA (Italy)	37,207	22,786

Telefonica Deutschland Holding AG (Germany)	12,849	37,242

Telstra Corp. Ltd. (Australia)	4,952	12,301

		499,530

Electric Utilities — 0.1%

Enel SpA (Italy)	22,225	176,551

Iberdrola SA (Spain)	9,271	95,543

		272,094

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	2,857	68,920

Legrand SA (France)	478	39,035

Melrose Industries plc (United Kingdom)	19,801	63,071

Mitsubishi Electric Corp. (Japan)	6,200	84,417

Nidec Corp. (Japan)	578	78,946

Prysmian SpA (Italy)	1,718	41,471

		375,860

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	5,144	210,803

Keyence Corp. (Japan)	692	242,988

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Murata Manufacturing Co. Ltd. (Japan)	1,367	84,137

Omron Corp. (Japan)	700	40,802

		578,730

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4,160	44,939

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3,375	38,521

Scentre Group (Australia)	11,755	31,636

Unibail-Rodamco-Westfield (France)	192	30,291

		100,448

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1,600	58,648

Welcia Holdings Co. Ltd. (Japan)	400	25,412

		84,060

Food Products — 0.1%

Danone SA (France)	1,655	137,441

Nestle SA (Registered) (Switzerland)	4,490	486,111

Wilmar International Ltd. (Singapore)	14,600	44,730

		668,282

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	5,500	25,237

Health Care Equipment & Supplies — 0.2%

Alcon, Inc. (Switzerland) *	386	21,864

Asahi Intecc Co. Ltd. (Japan)	900	26,353

Elekta AB, Class B (Sweden)	2,898	38,165

GN Store Nord A/S (Denmark)	756	35,563

Hoya Corp. (Japan)	619	59,091

Koninklijke Philips NV (Netherlands)	5,450	266,416

Sartorius AG (Preference) (Germany)	238	50,875

Siemens Healthineers AG (Germany) (d)	1,101	52,779

Sonova Holding AG (Registered) (Switzerland)	165	37,721

Straumann Holding AG (Registered) (Switzerland)	69	67,684

Terumo Corp. (Japan)	3,180	112,808

		769,319

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,303	73,324

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,020	50,625

InterContinental Hotels Group plc (United Kingdom)	829	56,965

Wynn Macau Ltd. (Macau)	7,262	17,894

		125,484

INVESTMENTS	SHARES	VALUE($)

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4,400	41,269

Persimmon plc (United Kingdom)	1,324	47,292

Sony Corp. (Japan)	700	47,528

		136,089

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1,335	108,440

Unicharm Corp. (Japan)	2,726	92,049

		200,489

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,600	38,836

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (United Kingdom)	6,096	58,128

DCC plc (United Kingdom)	545	47,273

Jardine Matheson Holdings Ltd. (Hong Kong)	786	43,739

Rheinmetall AG (Germany)	1,370	157,087

Siemens AG (Registered) (Germany)	1,236	161,411

		467,638

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	31,229	328,466

Aon plc	345	71,860

Aviva plc (United Kingdom)	7,420	41,185

AXA SA (France)	4,133	116,783

Direct Line Insurance Group plc (United Kingdom)	12,134	50,205

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	354	104,463

PICC Property & Casualty Co. Ltd., Class H (China)	48,000	57,855

Ping An Insurance Group Co. of China Ltd., Class H (China)	4,500	53,251

Prudential plc (United Kingdom)	2,295	43,974

RSA Insurance Group plc (United Kingdom)	4,534	33,981

Sampo OYJ, Class A (Finland)	1,279	55,845

Storebrand ASA (Norway)	6,471	50,979

Sun Life Financial, Inc. (Canada)	1,808	82,439

Tokio Marine Holdings, Inc. (Japan)	1,500	83,983

Zurich Insurance Group AG (Switzerland)	191	78,348

		1,253,617

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4,052	48,000

Baidu, Inc., ADR (China) *	171	21,615

JOYY, Inc., ADR (China) *	508	26,817

NAVER Corp. (South Korea) *	173	27,835

Tencent Holdings Ltd. (China)	1,518	73,132

Z Holdings Corp. (Japan)	6,800	28,710

		226,109

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	289	61,297

ASOS plc (United Kingdom) *	961	43,065

MercadoLibre, Inc. (Argentina) *	77	44,039

Naspers Ltd., Class N, ADR (South Africa)	634	20,643

Prosus NV, ADR (China) *	634	9,447

Zalando SE (Germany) * (d)	739	37,268

		215,759

IT Services — 0.0% (c)

Obic Co. Ltd. (Japan)	600	80,821

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	648	16,706

Machinery — 0.1%

Knorr-Bremse AG (Germany)	314	31,964

SMC Corp. (Japan)	435	198,932

THK Co. Ltd. (Japan)	1,800	48,327

		279,223

Media — 0.1%

CyberAgent, Inc. (Japan)	900	31,352

Eutelsat Communications SA (France)	1,797	29,208

JCDecaux SA (France)	1,425	44,030

Nordic Entertainment Group AB, Class B (Sweden)	1,065	34,430

Stroeer SE & Co. KGaA (Germany)	375	30,212

WPP plc (United Kingdom)	4,722	66,449

		235,681

Metals & Mining — 0.1%

Antofagasta plc (Chile)	3,757	45,489

BHP Group Ltd. (Australia)	605	16,566

BHP Group plc (Australia)	2,293	53,734

Independence Group NL (Australia)	9,388	41,156

Rio Tinto Ltd. (Australia)	344	24,338

Rio Tinto plc (Australia)	514	30,426

South32 Ltd. (Australia)	15,400	29,077

		240,786

Multiline Retail — 0.0% (c)

Ryohin Keikaku Co. Ltd. (Japan)	1,220	28,434

Multi-Utilities — 0.0% (c)

Engie SA (France)	4,986	80,765

National Grid plc (United Kingdom)	4,194	52,413

		133,178

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	1,805	71,766

Equinor ASA (Norway)	3,346	66,727

INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued

Royal Dutch Shell plc, Class B (Netherlands)	4,077	121,020

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1,343	80,540

TOTAL SA (France)	2,911	161,533

		501,586

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,032	58,669

Personal Products — 0.1%

Kose Corp. (Japan)	254	37,024

L’Oreal SA (France)	785	232,130

Pola Orbis Holdings, Inc. (Japan)	600	14,292

Unilever plc (United Kingdom)	3,232	185,008

		468,454

Pharmaceuticals — 0.3%

Astellas Pharma, Inc. (Japan)	7,800	133,146

AstraZeneca plc (United Kingdom)	2,581	258,337

Bayer AG (Registered) (Germany)	1,436	116,742

Daiichi Sankyo Co. Ltd. (Japan)	300	19,813

GlaxoSmithKline plc, ADR (United Kingdom)	1,972	92,664

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1,830	45,878

Novartis AG (Registered) (Switzerland)	2,222	210,400

Novo Nordisk A/S, Class B (Denmark)	4,663	270,215

Otsuka Holdings Co. Ltd. (Japan)	1,100	49,032

Roche Holding AG (Switzerland)	549	178,427

Sanofi (France)	1,042	104,646

Shionogi & Co. Ltd. (Japan)	1,025	63,408

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,045	20,618

		1,563,326

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	146	7,938

Recruit Holdings Co. Ltd. (Japan)	2,300	86,147

RELX plc (United Kingdom)	4,040	101,983

TechnoPro Holdings, Inc. (Japan)	400	27,917

		223,985

Real Estate Management & Development — 0.0% (c)

Deutsche Wohnen SE (Germany)	812	33,029

Mitsui Fudosan Co. Ltd. (Japan)	2,600	63,544

TAG Immobilien AG (Germany) *	548	13,610

		110,183

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	400	36,180

Canadian National Railway Co. (Canada)	245	22,163

Central Japan Railway Co. (Japan)	200	40,214

		98,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	951	281,550

Broadcom, Inc.	212	66,996

NXP Semiconductors NV (Netherlands)	635	80,810

Renesas Electronics Corp. (Japan) *	2,900	19,813

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	12,000	132,814

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3,872	224,963

Tokyo Electron Ltd. (Japan)	200	43,666

		850,612

Software — 0.0% (c)

SAP SE (Germany)	1,419	190,995

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	630	22,265

Kingfisher plc (United Kingdom)	15,985	46,016

Nitori Holdings Co. Ltd. (Japan)	200	31,570

		99,851

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,519	121,383

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	16	15,703

		137,086

Textiles, Apparel & Luxury Goods — 0.1%

Burberry Group plc (United Kingdom)	1,636	47,764

China Hongxing Sports Ltd. (China) * ‡	743,000	1

EssilorLuxottica SA (France)	1,013	154,869

Hermes International (France)	41	30,713

Kering SA (France)	321	211,512

LVMH Moet Hennessy Louis Vuitton SE (France)	293	136,524

Moncler SpA (Italy)	1,262	56,799

Samsonite International SA (d)	22,673	54,535

		692,717

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	1,350	57,378

Imperial Brands plc (United Kingdom)	2,123	52,524

		109,902

Trading Companies & Distributors — 0.0% (c)

Mitsubishi Corp. (Japan)	2,100	55,632

Sumitomo Corp. (Japan)	5,400	80,208

		135,840

Wireless Telecommunication Services — 0.1%

SoftBank Group Corp. (Japan)	2,854	123,912

Vodafone Group plc (United Kingdom)	37,568	72,934

INVESTMENTS	SHARES	VALUE($)

Wireless Telecommunication Services — continued

Vodafone Group plc, ADR (United Kingdom)	3,781	73,087

		269,933

Total Common Stocks (Cost $11,770,598)		17,391,218

Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a) (e) (Cost $8,941,373)	8,939,345	8,942,027

Total Investments — 100.4% (Cost $431,331,439)		521,881,362
Liabilities in Excess of Other Assets — (0.4)% (f)		(2,228,482)

NET ASSETS — 100.0%		519,652,880

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.3%

Ireland	1.7

Others (each less than 1.0%)	3.3

Short-Term Investments	1.7

**	Percentages indicated are based on total investments as of December 31, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury Inflation Protected Security
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2019.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 78.8%

Fixed Income — 7.7%

iShares 20+ Year Treasury Bond ETF	35,600	4,823,088

Vanguard Total International Bond ETF	596,800	33,766,944

Total Fixed Income		38,590,032

International Equity — 21.6%

iShares MSCI EAFE ETF	880,350	61,131,504

iShares MSCI Japan ETF	89,512	5,302,691

JPMorgan BetaBuilders Canada ETF (a)	611,500	15,905,116

JPMorgan BetaBuilders Developed Asia EX-Japan ETF (a)	80,400	2,083,164

JPMorgan BetaBuilders Europe ETF (a)	802,200	20,528,298

JPMorgan BetaBuilders Japan ETF (a)	165,000	4,049,100

Total International Equity		108,999,873

U.S. Equity — 49.5%

iShares Core S&P 500 ETF	313,700	101,400,388

SPDR S&P 500 ETF Trust *	460,000	148,055,600

Total U.S. Equity		249,455,988

Total Exchange-Traded Funds (Cost $295,810,270)		397,045,893

Investment Companies — 15.7%

Alternative Assets — 4.6%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	658,514	6,973,659

Boston Partners Global Long/Short Fund Class Institutional Shares	221,453	2,407,189

CRM Long/Short Opportunities Fund Class Institutional Shares *	259,177	2,718,765

Equinox IPM Systematic Macro Fund Class I Shares *	239,351	2,362,398

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	55,063	8,614,987

Total Alternative Assets		23,076,998

Fixed Income — 8.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,430,483	28,776,920

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	461,868	5,034,364

Lord Abbett Short Duration Income Fund Class F3 Shares	2,290,321	9,665,153

Total Fixed Income		43,476,437

U.S. Equity — 2.5%

BlackRock Event Driven Equity Fund Class Institutional Shares	230,924	2,237,651

JPMorgan Equity Focus Fund Class R6 Shares (a)	108,336	3,039,897

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued

JPMorgan Equity Income Fund Class R6 Shares (a)	204,035	3,966,448

JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	127,376	3,160,191

Total U.S. Equity		12,404,187

Total Investment Companies (Cost $73,593,969)		78,957,622

Common Stocks — 4.1%

Aerospace & Defense — 0.1%

Airbus SE (France)	2,031	298,080

Meggitt plc (United Kingdom)	10,862	94,608

Safran SA (France)	1,788	276,173

		668,861

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	700	80,677

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	800	29,632

Autoliv, Inc., SDR (Sweden)	512	43,373

Denso Corp. (Japan)	710	32,065

Magna International, Inc. (Canada)	1,493	81,876

Stanley Electric Co. Ltd. (Japan)	1,500	43,322

Sumitomo Rubber Industries Ltd. (Japan)	1,900	23,168

		253,436

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1,000	28,302

Suzuki Motor Corp. (Japan)	1,800	75,135

Toyota Motor Corp. (Japan)	1,800	126,831

		230,268

Banks — 0.3%

ABN AMRO Bank NV, CVA (Netherlands) (d)	2,967	54,078

AIB Group plc (Ireland)	7,220	25,154

Australia & New Zealand Banking Group Ltd. (Australia)	3,146	54,256

Barclays plc, ADR (United Kingdom)	1,267	12,062

BNP Paribas SA (France)	2,472	146,931

Commerzbank AG (Germany)	1,804	11,141

Danske Bank A/S (Denmark)	2,414	39,054

DBS Group Holdings Ltd. (Singapore)	4,141	79,844

DNB ASA (Norway)	7,392	138,326

Erste Group Bank AG (Austria) *	655	24,603

HDFC Bank Ltd., ADR (India)	2,110	133,711

ING Groep NV (Netherlands)	6,849	82,341

Intesa Sanpaolo SpA (Italy)	16,386	43,164

Lloyds Banking Group plc (United Kingdom)	159,494	132,128

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Banks — continued

Mitsubishi UFJ Financial Group, Inc. (Japan)	14,000	75,689

National Bank of Canada (Canada)	1,308	72,605

Standard Chartered plc (United Kingdom)	5,089	47,954

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	47,437

Svenska Handelsbanken AB, Class A (Sweden)	12,335	132,851

United Overseas Bank Ltd. (Singapore)	3,400	66,867

		1,420,196

Beverages — 0.2%

Anheuser-Busch InBev SA/NV (Belgium)	560	45,864

Carlsberg A/S, Class B (Denmark)	1,801	268,774

Diageo plc (United Kingdom)	6,316	266,135

Kirin Holdings Co. Ltd. (Japan)	1,600	34,923

Pernod Ricard SA (France)	1,059	189,495

		805,191

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	142	19,755

BeiGene Ltd., ADR (China) *	355	58,845

CSL Ltd. (Australia)	195	37,807

Galapagos NV (Belgium) *	721	150,146

Genmab A/S (Denmark) *	712	158,351

Grifols SA (Preference), Class B (Spain)	2,396	55,989

		480,893

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1,779	41,585

Daikin Industries Ltd. (Japan)	100	14,109

		55,694

Capital Markets — 0.1%

Close Brothers Group plc (United Kingdom)	565	11,967

Deutsche Boerse AG (Germany)	179	28,070

Euronext NV (Netherlands) (d)	361	29,508

GAM Holding AG (Switzerland) *	1,605	4,655

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,400	110,458

London Stock Exchange Group plc (United Kingdom)	2,957	303,897

Macquarie Group Ltd. (Australia)	745	72,149

Partners Group Holding AG (Switzerland)	26	23,830

XP, Inc., Class A (Brazil) *	272	10,477

		595,011

Chemicals — 0.2%

Air Liquide SA (France)	974	138,085

Asahi Kasei Corp. (Japan)	14,878	167,056

BASF SE (Germany)	860	64,790

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued

Covestro AG (Germany) (d)	827	38,480

Givaudan SA (Registered) (Switzerland)	25	78,325

Johnson Matthey plc (United Kingdom)	1,718	68,310

Kansai Paint Co. Ltd. (Japan)	3,003	73,361

Shin-Etsu Chemical Co. Ltd. (Japan)	738	81,160

Tosoh Corp. (Japan)	600	9,243

Umicore SA (Belgium)	1,238	60,333

		779,143

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	8,887	77,653

Containers & Packaging — 0.0% (c)

Amcor plc	6,126	66,983

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	7,862	44,739

Element Fleet Management Corp. (Canada)	7,705	65,803

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5,700	36,695

		147,237

Diversified Telecommunication Services — 0.1%

BT Group plc (United Kingdom)	18,300	46,632

China Tower Corp. Ltd., Class H (China) (d)	564,000	124,605

Koninklijke KPN NV (Netherlands)	26,247	77,675

KT Corp. (South Korea)	1,048	24,454

Nippon Telegraph & Telephone Corp. (Japan)	9,600	242,627

Telecom Italia SpA (Italy)	43,412	26,586

Telefonica Deutschland Holding AG (Germany)	14,174	41,083

Telstra Corp. Ltd. (Australia)	5,754	14,293

		597,955

Electric Utilities — 0.1%

Enel SpA (Italy)	26,882	213,546

Iberdrola SA (Spain)	11,294	116,391

		329,937

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	3,286	79,269

Legrand SA (France)	535	43,690

Melrose Industries plc (United Kingdom)	23,087	73,537

Mitsubishi Electric Corp. (Japan)	7,300	99,394

Nidec Corp. (Japan)	657	89,736

Prysmian SpA (Italy)	1,996	48,182

		433,808

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	5,924	242,768

Keyence Corp. (Japan)	848	297,766

Murata Manufacturing Co. Ltd. (Japan)	1,767	108,756

Omron Corp. (Japan)	800	46,631

		695,921

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4,834	52,219

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3,822	43,623

Scentre Group (Australia)	13,747	36,997

Unibail-Rodamco-Westfield (France)	223	35,182

		115,802

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1,900	69,645

Welcia Holdings Co. Ltd. (Japan)	500	31,765

		101,410

Food Products — 0.2%

Danone SA (France)	2,003	166,341

Nestle SA (Registered) (Switzerland)	5,299	573,698

Wilmar International Ltd. (Singapore)	17,000	52,083

		792,122

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	6,500	29,826

Health Care Equipment & Supplies — 0.2%

Alcon, Inc. (Switzerland) *	448	25,375

Asahi Intecc Co. Ltd. (Japan)	1,100	32,209

Elekta AB, Class B (Sweden)	3,259	42,919

GN Store Nord A/S (Denmark)	877	41,255

Hoya Corp. (Japan)	733	69,974

Koninklijke Philips NV (Netherlands)	6,551	320,237

Sartorius AG (Preference) (Germany)	303	64,770

Siemens Healthineers AG (Germany) (d)	1,279	61,312

Sonova Holding AG (Registered) (Switzerland)	240	54,866

Straumann Holding AG (Registered) (Switzerland)	81	79,456

Terumo Corp. (Japan)	3,780	134,093

		926,466

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,514	85,198

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,332	58,444

INVESTMENTS	SHARES	VALUE($)

Hotels, Restaurants & Leisure — continued

InterContinental Hotels Group plc (United Kingdom)	1,019	70,020

Wynn Macau Ltd. (Macau)	8,809	21,707

		150,171

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	5,200	48,772

Persimmon plc (United Kingdom)	1,538	54,936

Sony Corp. (Japan)	800	54,318

		158,026

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1,475	119,812

Unicharm Corp. (Japan)	3,246	109,608

		229,420

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,700	41,263

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (United Kingdom)	6,964	66,405

DCC plc (United Kingdom)	609	52,824

Jardine Matheson Holdings Ltd. (Hong Kong)	1,003	55,815

Rheinmetall AG (Germany)	1,725	197,792

Siemens AG (Registered) (Germany)	1,413	184,526

		557,362

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	35,669	375,165

Aon plc	415	86,440

Aviva plc (United Kingdom)	8,575	47,596

AXA SA (France)	4,799	135,602

Direct Line Insurance Group plc (United Kingdom)	13,452	55,658

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	418	123,349

PICC Property & Casualty Co. Ltd., Class H (China)	56,000	67,498

Ping An Insurance Group Co. of China Ltd., Class H (China)	5,000	59,167

Prudential plc (United Kingdom)	2,660	50,967

RSA Insurance Group plc (United Kingdom)	4,879	36,567

Sampo OYJ, Class A (Finland)	1,555	67,896

Storebrand ASA (Norway)	7,600	59,874

Sun Life Financial, Inc. (Canada)	2,084	95,024

Tokio Marine Holdings, Inc. (Japan)	1,700	95,181

Zurich Insurance Group AG (Switzerland)	224	91,885

		1,447,869

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4,848	57,429

Baidu, Inc., ADR (China) *	200	25,280

JOYY, Inc., ADR (China) *	587	30,988

NAVER Corp. (South Korea) *	202	32,501

Tencent Holdings Ltd. (China)	1,946	93,751

Z Holdings Corp. (Japan)	7,700	32,510

		272,459

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	326	69,145

ASOS plc (United Kingdom) *	1,103	49,428

MercadoLibre, Inc. (Argentina) *	82	46,899

Naspers Ltd., Class N, ADR (South Africa)	924	30,085

Prosus NV, ADR (China) *	924	13,768

Zalando SE (Germany) * (d)	858	43,269

		252,594

IT Services — 0.0% (c)

Obic Co. Ltd. (Japan)	900	121,231

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	752	19,388

Machinery — 0.1%

Knorr-Bremse AG (Germany)	347	35,323

SMC Corp. (Japan)	609	278,505

THK Co. Ltd. (Japan)	2,100	56,381

		370,209

Media — 0.1%

CyberAgent, Inc. (Japan)	1,100	38,319

Eutelsat Communications SA (France)	2,086	33,905

JCDecaux SA (France)	1,678	51,847

Nordic Entertainment Group AB, Class B (Sweden)	1,452	46,941

Stroeer SE & Co. KGaA (Germany)	436	35,127

WPP plc (United Kingdom)	5,485	77,186

		283,325

Metals & Mining — 0.1%

Antofagasta plc (Chile)	4,422	53,540

BHP Group Ltd. (Australia)	722	19,770

BHP Group plc (Australia)	2,712	63,553

Independence Group NL (Australia)	10,096	44,260

Rio Tinto Ltd. (Australia)	402	28,442

Rio Tinto plc (Australia)	622	36,819

South32 Ltd. (Australia)	17,901	33,799

		280,183

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.0% (c)

Ryohin Keikaku Co. Ltd. (Japan)	1,780	41,485

Multi-Utilities — 0.0% (c)

Engie SA (France)	5,742	93,011

National Grid plc (United Kingdom)	4,804	60,036

		153,047

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	2,633	104,687

Equinor ASA (Norway)	3,887	77,516

Royal Dutch Shell plc, Class B (Netherlands)	5,006	148,596

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1,549	92,894

TOTAL SA (France)	3,590	199,211

		622,904

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,532	65,944

Personal Products — 0.1%

Kose Corp. (Japan)	271	39,502

L’Oreal SA (France)	897	265,250

Pola Orbis Holdings, Inc. (Japan)	700	16,673

Unilever plc (United Kingdom)	3,754	214,889

		536,314

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	9,100	155,337

AstraZeneca plc (United Kingdom)	3,202	320,494

Bayer AG (Registered) (Germany)	1,668	135,603

Daiichi Sankyo Co. Ltd. (Japan)	300	19,813

GlaxoSmithKline plc, ADR (United Kingdom)	2,294	107,795

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1,794	44,976

Novartis AG (Registered) (Switzerland)	2,693	254,999

Novo Nordisk A/S, Class B (Denmark)	5,636	326,600

Otsuka Holdings Co. Ltd. (Japan)	1,300	57,946

Roche Holding AG (Switzerland)	634	206,052

Sanofi (France)	1,225	123,024

Shionogi & Co. Ltd. (Japan)	1,179	72,935

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,310	25,846

		1,851,420

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	177	9,624

Recruit Holdings Co. Ltd. (Japan)	2,700	101,129

RELX plc (United Kingdom)	4,746	119,805

TechnoPro Holdings, Inc. (Japan)	400	27,916

		258,474

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Real Estate Management & Development — 0.0% (c)

Deutsche Wohnen SE (Germany)	943	38,358

Mitsui Fudosan Co. Ltd. (Japan)	3,100	75,764

TAG Immobilien AG (Germany) *	660	16,392

		130,514

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	563	50,923

Canadian National Railway Co. (Canada)	220	19,902

Central Japan Railway Co. (Japan)	300	60,321

		131,146

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	1,132	335,136

Broadcom, Inc.	248	78,373

NXP Semiconductors NV (Netherlands)	750	95,445

Renesas Electronics Corp. (Japan) *	3,400	23,229

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	14,000	154,949

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,717	274,058

Tokyo Electron Ltd. (Japan)	300	65,499

		1,026,689

Software — 0.1%

SAP SE (Germany)	1,730	232,855

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	765	27,036

Kingfisher plc (United Kingdom)	18,579	53,484

Nitori Holdings Co. Ltd. (Japan)	200	31,570

		112,090

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,925	140,947

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	19	18,647

		159,594

Textiles, Apparel & Luxury Goods — 0.2%

Burberry Group plc (United Kingdom)	1,897	55,384

China Hongxing Sports Ltd. (China) * ‡	755,000	1

EssilorLuxottica SA (France)	1,233	188,503

Hermes International (France)	60	44,946

Kering SA (France)	363	239,186

LVMH Moet Hennessy Louis Vuitton SE (France)	351	163,550

Moncler SpA (Italy)	1,463	65,846

Samsonite International SA (d)	26,767	64,382

		821,798

INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	1,625	69,066

Imperial Brands plc (United Kingdom)	2,565	63,459

		132,525

Trading Companies & Distributors — 0.0% (c)

Mitsubishi Corp. (Japan)	2,500	66,228

Sumitomo Corp. (Japan)	6,300	93,576

		159,804

Wireless Telecommunication Services — 0.1%

SoftBank Group Corp. (Japan)	3,378	146,663

Vodafone Group plc (United Kingdom)	40,810	79,227

Vodafone Group plc, ADR (United Kingdom)	4,366	84,395

		310,285

Total Common Stocks (Cost $13,943,668)		20,752,295

Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a) (e) (Cost $8,148,216)	8,145,957	8,148,401

Total Investments — 100.2% (Cost $391,496,123)		504,904,211
Liabilities in Excess of Other Assets — (0.2)% (f)		(1,235,282)

NET ASSETS — 100.0%		503,668,929

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	92.6%

Ireland	1.7

Others (each less than 1.0%)	4.1

Short-Term Investments	1.6

**	Percentages indicated are based on total investments as of December 31, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2019.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$387,909,851	$410,212,312
Investments in affiliates, at value	133,971,511	94,691,899
Cash	129,443	134,599
Foreign currency, at value	157,563	192,547
Receivables:
Investment securities sold	196	2,931
Dividends from non-affiliates	587,009	740,198
Dividends from affiliates	10,803	10,014
Tax reclaims	100,546	112,579

Total Assets	522,866,922	506,097,079

LIABILITIES:
Payables:
Distributions	5,021	2,605
Investment securities purchased	9,262	9,968
Fund shares redeemed	2,941,927	2,164,119
Accrued liabilities:
Investment advisory fees	104,452	106,104
Administration fees	14,718	17,850
Distribution fees	1,822	694
Service fees	44,275	42,177
Custodian and accounting fees	26,411	24,688
Trustees’ and Chief Compliance Officer’s fees	4,730	4,706
Other	61,424	55,239

Total Liabilities	3,214,042	2,428,150

Net Assets	$519,652,880	$503,668,929

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$425,930,656	$386,940,076
Total distributable earnings (loss)	93,722,224	116,728,853

Total Net Assets	$519,652,880	$503,668,929

Net Assets:
Class A	$807,069	$450,776
Class C	2,593,637	950,009
Class I	144,570,999	175,796,661
Class L	371,681,175	326,471,483

Total	$519,652,880	$503,668,929

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	48,260	24,583
Class C	156,040	52,754
Class I	8,632,512	9,580,684
Class L	22,218,797	17,791,191

Net Asset Value (a):
Class A — Redemption price per share	$16.72	$18.34
Class C — Offering price per share (b)	16.62	18.01
Class I — Offering and redemption price per share	16.75	18.35
Class L — Offering and redemption price per share	16.73	18.35
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.51	$19.20

Cost of investments in non-affiliates	$303,667,491	$303,653,086
Cost of investments in affiliates	127,663,948	87,843,037
Cost of foreign currency	154,002	187,969

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2
Interest income from affiliates	141	162
Dividend income from non-affiliates	5,436,024	4,827,888
Dividend income from affiliates	1,842,205	1,217,773
Foreign taxes withheld (net)	(8,472)	(12,622)

Total investment income	7,269,898	6,033,203

EXPENSES:
Investment advisory fees	1,792,174	1,690,022
Administration fees	199,231	188,271
Distribution fees:
Class A	1,042	653
Class C	9,557	3,441
Service fees:
Class A	1,042	653
Class C	3,185	1,147
Class I	184,081	218,253
Class L	190,267	162,956
Custodian and accounting fees	61,175	67,833
Interest expense to affiliates	361	6,482
Professional fees	66,479	64,842
Trustees’ and Chief Compliance Officer’s fees	18,142	18,321
Printing and mailing costs	8,067	8,751
Registration and filing fees	22,800	18,550
Transfer agency fees (See Note 2.F.)	3,172	4,598
Other	6,221	6,014

Total expenses	2,566,996	2,460,787

Less fees waived	(860,676)	(775,304)

Net expenses	1,706,320	1,685,483

Net investment income (loss)	5,563,578	4,347,720

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,487,757	5,549,552
Investments in affiliates	(348,816)	364,845
Foreign currency transactions	(2,263)	(3,060)

Net realized gain (loss)	9,136,678	5,911,337

Distributions of capital gains received from investment company non-affiliates	191,934	183,138
Distributions of capital gains received from investment company affiliates	822,558	1,425,415

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	12,094,772	21,949,845
Investments in affiliates	2,526,166	1,848,237
Foreign currency translations	2,035	2,636

Change in net unrealized appreciation/depreciation	14,622,973	23,800,718

Net realized/unrealized gains (losses)	24,774,143	31,320,608

Change in net assets resulting from operations	$30,337,721	$35,668,328

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,563,578	$9,997,948	$4,347,720	$8,564,715
Net realized gain (loss)	9,136,678	7,098,517	5,911,337	8,579,519
Distributions of capital gains received from investment company non-affiliates	191,934	663,788	183,138	689,225
Distributions of capital gains received from investment company affiliates	822,558	2,553,630	1,425,415	4,554,498
Change in net unrealized appreciation/depreciation	14,622,973	10,234,927	23,800,718	4,255,614

Change in net assets resulting from operations	30,337,721	30,548,810	35,668,328	26,643,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,150)	(37,000)	(16,364)	(39,785)
Class C	(71,965)	(175,356)	(32,229)	(52,611)
Class I	(4,513,979)	(9,181,306)	(6,502,729)	(11,242,821)
Class L	(11,925,361)	(25,072,513)	(12,386,807)	(20,620,347)

Total distributions to shareholders	(16,535,455)	(34,466,175)	(18,938,129)	(31,955,564)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,852,316)	(39,427,676)	(12,587,158)	(38,773,042)

NET ASSETS:
Change in net assets	(12,050,050)	(43,345,041)	4,143,041	(44,085,035)
Beginning of period	531,702,930	575,047,971	499,525,888	543,610,923

End of period	$519,652,880	$531,702,930	$503,668,929	$499,525,888

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$215,570	$—	$5,053
Distributions reinvested	24,150	37,000	16,364	39,785
Cost of shares redeemed	(65,810)	(32,340)	(161,831)	(199,248)

Change in net assets resulting from Class A capital transactions	$(41,660)	$220,230	$(145,467)	$(154,410)

Class C
Distributions reinvested	$71,965	$175,356	$32,229	$52,610
Cost of shares redeemed	(31,269)	(1,024,999)	(9,545)	(189,513)

Change in net assets resulting from Class C capital transactions	$40,696	$(849,643)	$22,684	$(136,903)

Class I
Proceeds from shares issued	$5,364,519	$2,258,095	$3,705,177	$5,256,300
Distributions reinvested	4,513,079	9,175,527	6,498,884	11,238,976
Cost of shares redeemed	(16,489,935)	(23,933,446)	(17,478,897)	(35,849,720)

Change in net assets resulting from Class I capital transactions	$(6,612,337)	$(12,499,824)	$(7,274,836)	$(19,354,444)

Class L
Proceeds from shares issued	$6,610,031	$28,844,206	$10,768,991	$20,986,463
Distributions reinvested	11,907,230	25,072,513	12,381,372	20,579,985
Cost of shares redeemed	(37,756,276)	(80,215,158)	(28,339,902)	(60,693,733)

Change in net assets resulting from Class L capital transactions	$(19,239,015)	$(26,298,439)	$(5,189,539)	$(19,127,285)

Total change in net assets resulting from capital transactions	$(25,852,316)	$(39,427,676)	$(12,587,158)	$(38,773,042)

SHARE TRANSACTIONS:
Class A
Issued	—	14,692	—	289
Reinvested	1,443	2,441	894	2,451
Redeemed	(3,938)	(2,084)	(9,199)	(11,581)

Change in Class A Shares	(2,495)	15,049	(8,305)	(8,841)

Class C
Reinvested	4,326	11,722	1,792	3,308
Redeemed	(1,879)	(68,041)	(541)	(10,960)

Change in Class C Shares	2,447	(56,319)	1,251	(7,652)

Class I
Issued	323,223	137,977	206,175	300,997
Reinvested	269,317	604,122	354,770	688,798
Redeemed	(990,824)	(1,491,911)	(968,393)	(2,086,561)

Change in Class I Shares	(398,284)	(749,812)	(407,448)	(1,096,766)

Class L
Issued	398,928	1,824,506	596,893	1,260,675
Reinvested	711,297	1,651,043	675,789	1,259,445
Redeemed	(2,268,582)	(5,068,316)	(1,554,519)	(3,564,899)

Change in Class L Shares	(1,158,357)	(1,592,767)	(281,837)	(1,044,779)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$16.30	$0.14	$0.79	$0.93	$(0.17)	$(0.34)	$(0.51)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)

Class C
Six Months Ended December 31, 2019 (Unaudited)	16.20	0.11	0.78	0.89	(0.13)	(0.34)	(0.47)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)

Class I
Six Months Ended December 31, 2019 (Unaudited)	16.32	0.17	0.79	0.96	(0.19)	(0.34)	(0.53)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)

Class L
Six Months Ended December 31, 2019 (Unaudited)	16.30	0.18	0.79	0.97	(0.20)	(0.34)	(0.54)
Year Ended June 30, 2019	16.43	0.30	0.59	0.89	(0.31)	(0.71)	(1.02)
Year Ended June 30, 2018	16.52	0.26	0.77	1.03	(0.31)	(0.81)	(1.12)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$16.72	5.71%	$807,069	0.98%	1.74%	1.33%	7%
16.30	5.57	827,067	1.03	1.43	1.41	29
16.43	5.77	586,609	1.07	1.09	1.44	26
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57

16.62	5.49	2,593,637	1.48	1.31	1.82	7
16.20	5.02	2,488,282	1.53	0.90	1.90	29
16.33	5.25	3,427,701	1.54	0.67	1.91	26
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57

16.75	5.90	144,570,999	0.73	2.01	1.07	7
16.32	5.87	147,356,503	0.78	1.71	1.15	29
16.44	6.03	160,835,084	0.79	1.42	1.16	26
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57

16.73	5.97	371,681,175	0.60	2.14	0.92	7
16.30	5.97	381,031,078	0.63	1.86	1.00	29
16.43	6.27	410,198,577	0.63	1.57	1.00	26
16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.74	$0.11	$1.16	$1.27	$(0.15)	$(0.52)	$(0.67)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)

Class C
Six Months Ended December 31, 2019 (Unaudited)	17.43	0.08	1.13	1.21	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)

Class I
Six Months Ended December 31, 2019 (Unaudited)	17.75	0.15	1.15	1.30	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)

Class L
Six Months Ended December 31, 2019 (Unaudited)	17.75	0.16	1.15	1.31	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2019	17.94	0.30	0.61	0.91	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2018	17.85	0.25	1.18	1.43	(0.30)	(1.04)	(1.34)
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.34	7.19%	$450,776	1.02%	1.27%	1.35%	6%
17.74	5.30	583,288	1.06	1.25	1.42	24
17.92	7.55	747,949	1.13	1.03	1.48	27
17.83	13.64	630,482	1.08	0.58	1.49	34
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67

18.01	6.95	950,009	1.51	0.93	1.83	6
17.43	4.73	897,849	1.55	0.80	1.91	24
17.65	7.09	1,044,204	1.57	0.41	1.92	27
17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67

18.35	7.32	175,796,661	0.75	1.65	1.08	6
17.75	5.53	177,269,798	0.80	1.56	1.16	24
17.94	7.93	198,850,277	0.81	1.21	1.16	27
17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67

18.35	7.38	326,471,483	0.63	1.78	0.93	6
17.75	5.70	320,774,953	0.65	1.72	1.00	24
17.94	8.03	342,968,493	0.66	1.37	1.01	27
17.85	14.26	337,151,843	0.64	1.35	1.04	34
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C, Class I and Class L	Diversified
JPMorgan Access Growth Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of the JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of the JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$557,479	$—	$557,479
Auto Components	69,811	147,056	—	216,867
Automobiles	—	200,823	—	200,823
Banks	206,648	998,074	—	1,204,722
Beverages	—	671,457	—	671,457
Biotechnology	65,872	280,480	—	346,352
Building Products	—	48,658	—	48,658
Capital Markets	9,052	490,520	—	499,572
Chemicals	—	656,935	—	656,935
Communications Equipment	—	66,853	—	66,853
Containers & Packaging	—	56,727	—	56,727
Diversified Financial Services	57,280	69,802	—	127,082
Diversified Telecommunication Services	37,242	462,288	—	499,530
Electric Utilities	—	272,094	—	272,094
Electrical Equipment	—	375,860	—	375,860
Electronic Equipment, Instruments & Components	—	578,730	—	578,730
Energy Equipment & Services	—	44,939	—	44,939
Equity Real Estate Investment Trusts (REITs)	30,291	70,157	—	100,448
Food & Staples Retailing	—	84,060	—	84,060
Food Products	—	668,282	—	668,282
Gas Utilities	—	25,237	—	25,237
Health Care Equipment & Supplies	38,165	731,154	—	769,319
Health Care Providers & Services	—	73,324	—	73,324
Hotels, Restaurants & Leisure	—	125,484	—	125,484
Household Durables	—	136,089	—	136,089
Household Products	—	200,489	—	200,489
Independent Power and Renewable Electricity Producers	—	38,836	—	38,836

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial Conglomerates	$—	$467,638	$—	$467,638
Insurance	154,299	1,099,318	—	1,253,617
Interactive Media & Services	96,432	129,677	—	226,109
Internet & Direct Marketing Retail	135,426	80,333	—	215,759
IT Services	—	80,821	—	80,821
Life Sciences Tools & Services	—	16,706	—	16,706
Machinery	31,964	247,259	—	279,223
Media	63,638	172,043	—	235,681
Metals & Mining	—	240,786	—	240,786
Multiline Retail	—	28,434	—	28,434
Multi-Utilities	—	133,178	—	133,178
Oil, Gas & Consumable Fuels	152,306	349,280	—	501,586
Paper & Forest Products	—	58,669	—	58,669
Personal Products	—	468,454	—	468,454
Pharmaceuticals	159,160	1,404,166	—	1,563,326
Professional Services	—	223,985	—	223,985
Real Estate Management & Development	—	110,183	—	110,183
Road & Rail	58,343	40,214	—	98,557
Semiconductors & Semiconductor Equipment	372,769	477,843	—	850,612
Software	—	190,995	—	190,995
Specialty Retail	—	99,851	—	99,851
Technology Hardware, Storage & Peripherals	—	137,086	—	137,086
Textiles, Apparel & Luxury Goods	—	692,716	1	692,717
Tobacco	—	109,902	—	109,902
Trading Companies & Distributors	—	135,840	—	135,840
Wireless Telecommunication Services	73,087	196,846	—	269,933
Other Common Stocks	55,322	—	—	55,322

Total Common Stocks	1,867,107	15,524,110	1	17,391,218

Exchange-Traded Funds	364,697,781	—	—	364,697,781
Investment Companies	121,744,728	—	—	121,744,728
Short-Term Investments
Investment Companies	8,942,027	—	—	8,942,027

Total Investments in Securities	$497,251,643	$15,524,110	$1	$512,775,754

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$668,861	$—	$668,861
Auto Components	81,876	171,560	—	253,436
Automobiles	—	230,268	—	230,268
Banks	243,532	1,176,664	—	1,420,196
Beverages	—	805,191	—	805,191
Biotechnology	78,600	402,293	—	480,893
Building Products	—	55,694	—	55,694
Capital Markets	10,477	584,534	—	595,011
Chemicals	—	779,143	—	779,143
Communications Equipment	—	77,653	—	77,653
Containers & Packaging	—	66,983	—	66,983
Diversified Financial Services	65,803	81,434	—	147,237
Diversified Telecommunication Services	41,083	556,872	—	597,955

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Electric Utilities	$—	$329,937	$—	$329,937
Electrical Equipment	—	433,808	—	433,808
Electronic Equipment, Instruments & Components	—	695,921	—	695,921
Energy Equipment & Services	—	52,219	—	52,219
Equity Real Estate Investment Trusts (REITs)	35,182	80,620	—	115,802
Food & Staples Retailing	—	101,410	—	101,410
Food Products	—	792,122	—	792,122
Gas Utilities	—	29,826	—	29,826
Health Care Equipment & Supplies	42,919	883,547	—	926,466
Health Care Providers & Services	—	85,198	—	85,198
Hotels, Restaurants & Leisure	—	150,171	—	150,171
Household Durables	—	158,026	—	158,026
Household Products	—	229,420	—	229,420
Independent Power and Renewable Electricity Producers	—	41,263	—	41,263
Industrial Conglomerates	—	557,362	—	557,362
Insurance	181,464	1,266,405	—	1,447,869
Interactive Media & Services	113,697	158,762	—	272,459
Internet & Direct Marketing Retail	159,897	92,697	—	252,594
IT Services	—	121,231	—	121,231
Life Sciences Tools & Services	—	19,388	—	19,388
Machinery	35,323	334,886	—	370,209
Media	80,846	202,479	—	283,325
Metals & Mining	—	280,183	—	280,183
Multiline Retail	—	41,485	—	41,485
Multi-Utilities	—	153,047	—	153,047
Oil, Gas & Consumable Fuels	197,581	425,323	—	622,904
Paper & Forest Products	—	65,944	—	65,944
Personal Products	—	536,314	—	536,314
Pharmaceuticals	178,617	1,672,803	—	1,851,420
Professional Services	—	258,474	—	258,474
Real Estate Management & Development	—	130,514	—	130,514
Road & Rail	70,825	60,321	—	131,146
Semiconductors & Semiconductor Equipment	447,876	578,813	—	1,026,689
Software	—	232,855	—	232,855
Specialty Retail	—	112,090	—	112,090
Technology Hardware, Storage & Peripherals	—	159,594	—	159,594
Textiles, Apparel & Luxury Goods	—	821,797	1	821,798
Tobacco	—	132,525	—	132,525
Trading Companies & Distributors	—	159,804	—	159,804
Wireless Telecommunication Services	84,395	225,890	—	310,285
Other Common Stocks	80,677	—	—	80,677

Total Common Stocks	2,230,670	18,521,624	1	20,752,295

Exchange-Traded Funds	397,045,893	—	—	397,045,893
Investment Companies	70,342,635	—	—	70,342,635
Short-Term Investments
Investment Companies	8,148,401	—	—	8,148,401

Total Investments in Securities	$477,767,599	$18,521,624	$1	$496,289,224

As of December 31, 2019, certain investment companies with a fair value of $9,105,608 and $8,614,987 have not been categorized in the fair value hierarchy as these investment companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds.

Access Balanced Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$11,250,736	$—	$—	$—	$510,986	$11,761,722	452,200	$167,549	$—
JPMorgan BetaBuilders Europe ETF (a)	14,999,840	—	—	—	927,376	15,927,216	622,400	167,045	—
JPMorgan BetaBuilders Japan ETF (a)	1,500,898	1,500,790	—	—	259,678	3,261,366	132,900	75,179	—
JPMorgan Core Bond Fund Class R6 Shares (a)	53,014,071	11,300,001	5,700,000	56,372	159,410	58,829,854	4,968,738	824,050	277,466
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,967,067	599,999	1,000,000	46,729	16,867	10,630,662	1,258,067	168,456	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	10,261,509	—	—	—	276,508	10,538,017	1,024,103	153,718	—
JPMorgan Equity Focus Fund Class I Shares (a)	1,448,680	—	1,463,961	—	15,281	—	—	—	—
JPMorgan Equity Focus Fund Class R6 Shares (a)	—	1,463,961	—	—	(130,668)	1,333,293	47,516	11,631	236,715
JPMorgan Equity Income Fund Class R6 Shares (a)	1,461,878	—	—	—	104,765	1,566,643	80,589	16,322	15,685
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	10,673,436	—	10,760,477	360,477	(273,436)	—	—	57,682	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a)(b)	7,553,970	56,719,855	55,331,245	(72)	(481)	8,942,027	8,939,345	68,103	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	9,864,411	—	—	—	18,133	9,882,544	906,655	124,901	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	1,468,744	902,550	902,552	(812,322)	641,747	1,298,167	52,324	7,569	292,692

Total	$134,465,240	$72,487,156	$75,158,235	$(348,816)	$2,526,166	$133,971,511		$1,842,205	$822,558

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

Access Growth Fund

	For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$15,214,120	$—	$—	$—	$690,996	$15,905,116	611,500	$226,573	$—
JPMorgan BetaBuilders Developed Asia EX-Japan ETF (a)	1,044,110	1,000,422	—	—	38,632	2,083,164	80,400	41,176	—
JPMorgan BetaBuilders Europe ETF (a)	19,333,020	—	—	—	1,195,278	20,528,298	802,200	215,302	—
JPMorgan BetaBuilders Japan ETF (a)	1,722,155	2,001,798	—	—	325,147	4,049,100	165,000	93,337	—
JPMorgan Core Bond Fund Class R6 Shares (a)	28,139,117	2,300,001	1,800,000	75,961	61,841	28,776,920	2,430,483	402,075	133,089
JPMorgan Equity Focus Fund Class I Shares (a)	3,302,979	—	3,337,820	—	34,841	—	—	—	—
JPMorgan Equity Focus Fund Class R6 Shares (a)	—	3,337,820	—	—	(297,923)	3,039,897	108,336	26,518	539,707
JPMorgan Equity Income Fund Class R6 Shares (a)	3,701,202	—	—	—	265,246	3,966,448	204,035	41,325	39,711
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	7,359,202	—	7,549,642	2,200,292	(2,009,852)	—	—	—	393
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	4,930,928	—	4,970,130	165,526	(126,324)	—	—	27,316	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (a)(b)	7,534,117	47,675,903	47,061,047	(96)	(476)	8,148,401	8,145,957	62,098	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	5,025,127	—	—	—	9,237	5,034,364	461,868	63,627	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	3,575,436	2,196,616	2,196,617	(2,076,838)	1,661,594	3,160,191	127,376	18,426	712,515

Total	$100,881,513	$58,512,560	$66,915,256	$364,845	$1,848,237	$94,691,899		$1,217,773	$1,425,415

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows:

	Class A	Class C	Class I	Class L	Total
Access Balanced Fund
Transfer agency fees	$18	$34	$1,631	$1,489	$3,172
Access Growth Fund
Transfer agency fees	23	24	3,276	1,275	4,598

The Funds invested in Underlying Funds and ETFs and, as a result, bore a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. Effective December 1, 2019, the investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets. Prior to December 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, had contractually agreed to waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through November 30, 2019.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. Effective December 1, 2019, the fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. Prior to December 1, 2019, the fee was accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

JPMPI, Capital International, Inc. (formerly, Capital Guardian Trust Company) (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI. Prior to December 1, 2019, the sub-advisory fee was 0.70%.

At December 31, 2019, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	96.5%	95.7%
CII	1.8	2.2
T.Rowe Price	1.7	2.1

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class L Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund(1)	0.68%	1.18%	0.43%	0.43%
Access Growth Fund(1)	0.70	1.20	0.45	0.45

(1)	Prior to December 1, 2019, the contractual expense limitations for the Funds were 1.55%, 2.05%, 1.30% and 1.15% for Class A, Class C, Class I and Class L Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least November 30, 2020.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least November 30, 2020. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Access Balanced Fund	$817,204	$18,623	$19,381	$855,208
Access Growth Fund	732,128	14,249	23,923	770,300

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows:

Access Balanced Fund	$5,468
Access Growth Fund	5,004

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

The Funds may use related party broker-dealers. For the six months ended December 31, 2019, the Access Balanced Fund and Access Growth Fund incurred $8 and $1, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$38,812,375	$72,614,618
Access Growth Fund	27,371,017	51,144,707
During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$431,331,439	$91,621,668	$1,071,745	$90,549,923
Access Growth Fund	391,496,123	114,354,678	946,590	113,408,088

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of:

	Net Capital Losses
	Short-Term	Long-Term
Access Balanced Fund	$1,389,160	$—
Access Growth Fund	1,476,669	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds each had one individual shareholder and/or affiliated omnibus account which owned more than 10% of the respective Fund’s outstanding shares as follows:

% of the Fund
Access Balanced Fund	98.6%
Access Growth Fund	97.6

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Subsequent Event

At its meeting on February 11, 2020, the Board approved the conversion of each Fund’s Class L Shares into Class I Shares. Effective on or about April 3, 2020 Class L Shares will automatically be converted into Class I Shares. Beginning on April 4, 2020, Class L Shares of each Fund will no longer be available for purchase.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019 and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,057.10	$5.07	0.98%
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class C
Actual	1,000.00	1,054.90	7.64	1.48
Hypothetical	1,000.00	1,017.70	7.51	1.48
Class I
Actual	1,000.00	1,059.00	3.78	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Class L
Actual	1,000.00	1,059.70	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

JP Morgan Access Growth Fund
Class A
Actual	1,000.00	1,071.90	5.31	1.02
Hypothetical	1,000.00	1,020.01	5.18	1.02
Class C
Actual	1,000.00	1,069.50	7.86	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Class I
Actual	1,000.00	1,073.20	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class L
Actual	1,000.00	1,073.80	3.28	0.63
Hypothetical	1,000.00	1,021.97	3.20	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, CII and T. Rowe Price, for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds’ and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates and sub-advisers to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that each Fund has implemented voluntary and contractual expense limitations and fee waivers (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Funds, including Fee Caps that the

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the third, third and fourth quintiles based upon the Peer Group, and in the third, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, third and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for Class A shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class A shares were in the fifth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee for Class A shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2019	JPMORGAN ACCESS FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds elected to pass through to shareholders taxes paid to foreign countries. Income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Access Balanced Fund	$4,291,202	$94,840
JPMorgan Access Growth Fund	4,214,273	123,325

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-ACCESS-1219

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2019 (Unaudited)

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The team aims to capitalize on identified market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.53%
Russell 1000 Growth Index	12.27%

Net Assets as of 12/31/2019 (In Thousands)	$1,156,829

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Oracle Corp. and Sinclair Broadcast Group Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight position in Lam Research Corp. and Amgen Inc. and its out-of-Benchmark position in NXP Semiconductors NV. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of NXP Semiconductors, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected revenue for the third quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.7%
2.	Apple, Inc.	7.8
3.	Visa, Inc., Class A	3.7
4.	Amazon.com, Inc.	3.5
5.	Oracle Corp.	2.8
6.	Accenture plc, Class A	2.7
7.	Amgen, Inc.	2.5
8.	Alphabet, Inc., Class A	2.4
9.	Facebook, Inc., Class A	2.4
10.	Alphabet, Inc., Class C	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.3%
Health Care	14.7
Consumer Discretionary	13.7
Communication Services	11.6
Industrials	6.4
Consumer Staples	4.0
Real Estate	2.6
Financials	1.5
Materials	1.2
Others (each less than 1.0%)	1.2
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		3.65%	22.06%	10.66%	13.32%
Without Sales Charge		9.40	28.81	11.86	13.93
CLASS C SHARES	February 19, 2005
With CDSC***		8.13	27.18	11.31	13.36
Without CDSC		9.13	28.18	11.31	13.36
CLASS I SHARES	February 28, 2003	9.53	29.12	12.15	14.21
CLASS R2 SHARES	November 3, 2008	9.27	28.47	11.59	13.65
CLASS R5 SHARES	May 15, 2006	9.62	29.33	12.34	14.43
CLASS R6 SHARES	November 2, 2015	9.69	29.44	12.41	14.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.22%
Russell Midcap Index	7.58%

Net Assets as of 12/31/2019 (In Thousands)	$496,870

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lam Research Corp., Timken Co. and Best Buy Inc. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of Timken, a manufacturer of ball bearings and power transmission products, rose after the company issued an upbeat forecast for the full year 2019. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales for the third quarter of 2019 and forecast fourth quarter 2019 earnings that were at the high end of financial analysts’ expectations.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc., L3Harris Technologies Inc. and Berry Global Group Inc. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of L3Harris Technologies, an aerospace and defense technology company, fell after the company lowered its earnings forecast for the full year 2019 amid a reduction in flight simulator orders from Boeing Co. Shares of Berry Global Group, a maker of engineered materials and consumer product packaging, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Timken Co. (The)	2.0%
2.	Wyndham Destinations, Inc.	1.8
3.	Ingersoll-Rand plc	1.8
4.	PulteGroup, Inc.	1.7
5.	NRG Energy, Inc.	1.7
6.	AES Corp.	1.6
7.	Vistra Energy Corp.	1.6
8.	Centene Corp.	1.5
9.	O’Reilly Automotive, Inc.	1.5
10.	Zimmer Biomet Holdings, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Industrials	14.0
Consumer Discretionary	12.5
Health Care	10.9
Financials	10.2
Real Estate	9.4
Utilities	6.1
Materials	5.4
Communication Services	5.2
Energy	3.3
Consumer Staples	2.8
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		3.35%	19.22%	5.17%	10.91%
Without Sales Charge		9.08	25.86	6.32	11.51
CLASS C SHARES	March 22, 1999
With CDSC***		7.77	24.18	5.72	10.84
Without CDSC		8.77	25.18	5.72	10.84
CLASS I SHARES	June 1, 1991	9.22	26.12	6.58	11.78
CLASS R3 SHARES	September 9, 2016	9.10	25.92	6.32	11.51
CLASS R4 SHARES	September 9, 2016	9.24	26.15	6.58	11.78
CLASS R6 SHARES	November 2, 2015	9.33	26.46	6.81	11.90

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.73%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$36,884

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Apple Inc. and its overweight positions in Cisco Systems Inc. and Travelers Co. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Cisco Systems, a network and information technology provider, fell following two consecutive quarters of weak revenue growth. Shares of Travelers, a property and casualty insurance provider, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions Target Corp., Amgen Inc. and Lam Research Corp. Shares of Target, a retail merchandise chain, rose after the company reported better-than-expected earnings and sales for the third quarter of 2019 and raised its earnings forecast for the full-year 2019. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Verizon Communications, Inc.	3.0
3.	Bank of America Corp.	3.0
4.	Cisco Systems, Inc.	2.7
5.	Citigroup, Inc.	2.6
6.	Mastercard, Inc., Class A	2.3
7.	American Express Co.	2.3
8.	American Tower Corp.	2.3
9.	Apple, Inc.	2.3
10.	Amgen, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.9%
Health Care	13.4
Financials	13.2
Communication Services	10.2
Consumer Discretionary	9.3
Industrials	8.4
Consumer Staples	6.1
Energy	4.0
Real Estate	3.2
Utilities	3.0
Materials	2.0
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		4.79%	22.81%	9.18%	12.47%
Without Sales Charge		10.60	29.62	10.36	13.08
CLASS C SHARES	February 19, 2005
With CDSC***		9.30	27.97	9.81	12.52
Without CDSC		10.30	28.97	9.81	12.52
CLASS I SHARES	February 28, 2003	10.73	29.93	10.64	13.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.10%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$998,731

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc. and Travelers Cos. and its underweight position in JPMorgan Chase & Co. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Travelers, a property and casualty insurance provider, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight position in Amgen Inc. and Lam Research Corp. and its out-of-Benchmark position in NXP Semiconductors NV. Shares of Amgen, a developer and manufacturer of pharmaceuticals, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers. Shares of NXP Semiconductors, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected revenue for the third quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.9%
2.	Chevron Corp.	3.3
3.	Citigroup, Inc.	3.2
4.	Comcast Corp., Class A	2.8
5.	Verizon Communications, Inc.	2.2
6.	Exelon Corp.	2.1
7.	Travelers Cos., Inc. (The)	1.9
8.	Starbucks Corp.	1.8
9.	Procter & Gamble Co. (The)	1.8
10.	NXP Semiconductors NV (Netherlands)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.1%
Health Care	13.7
Information Technology	8.3
Energy	8.3
Communication Services	8.2
Industrials	8.1
Consumer Staples	7.4
Utilities	6.1
Consumer Discretionary	5.8
Real Estate	5.2
Materials	4.0
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		1.37%	16.40%	5.38%	10.22%
Without Sales Charge		6.98	22.86	6.53	10.82
CLASS C SHARES	February 19, 2005
With CDSC***		5.70	21.23	6.00	10.27
Without CDSC		6.70	22.23	6.00	10.27
CLASS I SHARES	February 28, 2003	7.10	23.16	6.73	11.01
CLASS R2 SHARES	November 3, 2008	6.81	22.53	6.24	10.53
CLASS R5 SHARES	May 15, 2006	7.18	23.31	6.92	11.22
CLASS R6 SHARES	November 30, 2010	7.23	23.44	7.00	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Aerospace & Defense — 1.3%

Northrop Grumman Corp.	43	14,722

Airlines — 1.9%

Delta Air Lines, Inc.	106	6,176

JetBlue Airways Corp. *	472	8,828

United Airlines Holdings, Inc. *	79	6,968

		21,972

Biotechnology — 6.5%

AbbVie, Inc.	187	16,530

Amgen, Inc.	121	29,084

Gilead Sciences, Inc.	277	17,987

Vertex Pharmaceuticals, Inc. *	51	11,166

		74,767

Capital Markets — 0.8%

MSCI, Inc.	35	8,907

Chemicals — 0.8%

CF Industries Holdings, Inc.	184	8,789

Communications Equipment — 2.1%

Cisco Systems, Inc.	505	24,205

Construction & Engineering — 1.2%

EMCOR Group, Inc.	50	4,289

MasTec, Inc. *	146	9,335

		13,624

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	62	4,469

Electronic Equipment, Instruments & Components — 0.5%

Keysight Technologies, Inc. *	55	5,593

Entertainment — 1.6%

Live Nation Entertainment, Inc. *	137	9,756

Take-Two Interactive Software, Inc. *	76	9,341

		19,097

Equity Real Estate Investment Trusts (REITs) — 2.6%

American Tower Corp.	55	12,594

Invitation Homes, Inc.	310	9,294

SBA Communications Corp.	35	8,410

		30,298

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	118	6,951

Food Products — 1.7%

General Mills, Inc.	203	10,878

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued

Hershey Co. (The)	38	5,527

Post Holdings, Inc. *	26	2,869

		19,274

Health Care Equipment & Supplies — 0.1%

Dentsply Sirona, Inc.	30	1,709

Health Care Providers & Services — 3.1%

Anthem, Inc.	39	11,870

Humana, Inc.	10	3,738

McKesson Corp.	51	7,068

UnitedHealth Group, Inc.	46	13,494

		36,170

Health Care Technology — 0.6%

Veeva Systems, Inc., Class A *	52	7,357

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	79	8,795

Starbucks Corp.	277	24,337

		33,132

Household Durables — 2.0%

NVR, Inc. *	2	9,369

PulteGroup, Inc.	245	9,494

Whirlpool Corp.	29	4,278

		23,141

Household Products — 1.0%

Procter & Gamble Co. (The)	93	11,653

Independent Power and Renewable Electricity Producers — 0.4%

NRG Energy, Inc.	130	5,148

Insurance — 0.7%

Allstate Corp. (The)	10	1,147

Everest Re Group Ltd.	3	830

Lincoln National Corp.	76	4,467

Progressive Corp. (The)	25	1,774

		8,218

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A *	21	28,261

Alphabet, Inc., Class C *	19	25,805

Facebook, Inc., Class A *	137	28,181

		82,247

Internet & Direct Marketing Retail — 4.9%

Amazon.com, Inc. *	22	40,560

eBay, Inc.	235	8,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — continued

Expedia Group, Inc.	66	7,148

		56,205

IT Services — 11.5%

Accenture plc, Class A	147	31,038

Euronet Worldwide, Inc. *	58	9,186

KBR, Inc.	300	9,144

Leidos Holdings, Inc.	97	9,515

Mastercard, Inc., Class A	49	14,691

Perspecta, Inc.	328	8,680

VeriSign, Inc. *	43	8,324

Visa, Inc., Class A	226	42,465

		133,043

Life Sciences Tools & Services — 0.8%

IQVIA Holdings, Inc. *	61	9,456

Machinery — 0.2%

Allison Transmission Holdings, Inc.	45	2,174

Media — 2.9%

Altice USA, Inc., Class A *	312	8,527

AMC Networks, Inc., Class A *	51	2,003

Comcast Corp., Class A	162	7,290

Nexstar Media Group, Inc., Class A	46	5,393

Omnicom Group, Inc.	58	4,675

Sinclair Broadcast Group, Inc., Class A	163	5,418

		33,306

Multiline Retail — 1.8%

Dollar General Corp.	36	5,537

Target Corp.	122	15,680

		21,217

Oil, Gas & Consumable Fuels — 0.7%

ConocoPhillips	13	832

HollyFrontier Corp.	139	7,054

		7,886

Pharmaceuticals — 3.5%

Allergan plc	39	7,532

Bristol-Myers Squibb Co.	291	18,673

Jazz Pharmaceuticals plc *	53	7,867

Johnson & Johnson	43	6,214

		40,286

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.0%

FTI Consulting, Inc. *	82	9,063

ManpowerGroup, Inc.	25	2,447

		11,510

Semiconductors & Semiconductor Equipment — 4.4%

Lam Research Corp.	79	22,953

NXP Semiconductors NV (Netherlands)	190	24,205

Universal Display Corp.	19	3,833

		50,991

Software — 14.1%

Atlassian Corp. plc, Class A *	81	9,712

Fortinet, Inc. *	91	9,758

Microsoft Corp.	709	111,738

Oracle Corp.	604	31,984

		163,192

Specialty Retail — 2.1%

AutoZone, Inc. *	8	8,935

RH *	10	2,156

Ross Stores, Inc.	119	13,819

		24,910

Technology Hardware, Storage & Peripherals — 8.7%

Apple, Inc.	306	89,784

HP, Inc.	215	4,412

Xerox Holdings Corp.	188	6,946

		101,142

Tobacco — 0.8%

Altria Group, Inc.	178	8,864

Trading Companies & Distributors — 0.9%

United Rentals, Inc. *	60	9,957

Total Common Stocks (Cost $793,694)		1,135,582

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

Pharmaceuticals — 0.0% (a)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $71)	33	100

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $20,958)	20,951	20,958

Total Investments — 100.0% (Cost $814,723)		1,156,640
Other Assets Less Liabilities — 0.0% (a)		189

NET ASSETS — 100.0%		1,156,829

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	124	03/2020	USD	20,038	379

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 4.1%

Curtiss-Wright Corp.	42	5,917

HEICO Corp., Class A	41	3,653

Huntington Ingalls Industries, Inc.	9	2,137

L3Harris Technologies, Inc.	32	6,233

Spirit AeroSystems Holdings, Inc., Class A	19	1,414

Teledyne Technologies, Inc. *	2	797

		20,151

Air Freight & Logistics — 0.3%

XPO Logistics, Inc. *	17	1,379

Airlines — 0.1%

Alaska Air Group, Inc.	7	447

Banks — 3.4%

East West Bancorp, Inc.	16	765

Fifth Third Bancorp	73	2,241

First Horizon National Corp.	122	2,022

KeyCorp	65	1,306

Popular, Inc. (Puerto Rico)	83	4,870

Regions Financial Corp.	61	1,038

Signature Bank	22	3,005

SVB Financial Group *	6	1,406

		16,653

Biotechnology — 1.4%

BioMarin Pharmaceutical, Inc. *	12	1,032

Bluebird Bio, Inc. *	18	1,544

Incyte Corp. *	7	611

Moderna, Inc. * (a)	104	2,025

Neurocrine Biosciences, Inc. *	14	1,526

Sarepta Therapeutics, Inc. *	1	103

		6,841

Capital Markets — 2.9%

Cboe Global Markets, Inc.	10	1,224

E*TRADE Financial Corp.	6	268

Legg Mason, Inc.	35	1,267

LPL Financial Holdings, Inc.	55	5,097

MarketAxess Holdings, Inc.	3	1,137

Morningstar, Inc.	21	3,208

MSCI, Inc.	5	1,162

Raymond James Financial, Inc.	12	1,029

		14,392

Chemicals — 2.4%

Cabot Corp.	28	1,331

CF Industries Holdings, Inc.	47	2,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	23	1,791

Huntsman Corp.	120	2,887

Valvoline, Inc.	180	3,856

		12,104

Commercial Services & Supplies — 0.2%

Copart, Inc. *	11	973

Communications Equipment — 1.2%

F5 Networks, Inc. *	41	5,754

Construction & Engineering — 0.6%

AECOM *	71	3,071

Containers & Packaging — 1.6%

Ardagh Group SA	123	2,408

Avery Dennison Corp.	21	2,734

Berry Global Group, Inc. *	54	2,584

Graphic Packaging Holding Co.	17	286

		8,012

Distributors — 1.0%

LKQ Corp. *	138	4,941

Diversified Consumer Services — 0.2%

frontdoor, Inc. *	21	984

Diversified Financial Services — 0.3%

AXA Equitable Holdings, Inc.	67	1,660

Diversified Telecommunication Services — 0.6%

CenturyLink, Inc.	242	3,197

Electric Utilities — 0.2%

Evergy, Inc.	6	410

OGE Energy Corp.	13	587

		997

Electrical Equipment — 0.5%

GrafTech International Ltd. (a)	86	994

Regal Beloit Corp.	20	1,746

		2,740

Electronic Equipment, Instruments & Components — 1.7%

Arrow Electronics, Inc. *	32	2,703

Avnet, Inc.	73	3,090

CDW Corp.	18	2,614

		8,407

Energy Equipment & Services — 0.1%

Baker Hughes Co.	29	753

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Entertainment — 1.6%

Activision Blizzard, Inc.	19	1,099

Take-Two Interactive Software, Inc. *	55	6,734

		7,833

Equity Real Estate Investment Trusts (REITs) — 9.4%

American Campus Communities, Inc.	8	376

American Homes 4 Rent, Class A	58	1,515

Brixmor Property Group, Inc.	39	838

Camden Property Trust	5	509

CyrusOne, Inc.	6	412

Douglas Emmett, Inc.	8	338

Duke Realty Corp.	86	2,975

EPR Properties	7	495

Equinix, Inc.	12	6,830

Equity LifeStyle Properties, Inc.	46	3,217

Equity Residential	23	1,845

Gaming and Leisure Properties, Inc.	79	3,414

Hudson Pacific Properties, Inc.	42	1,574

Invitation Homes, Inc.	100	2,982

Liberty Property Trust	73	4,360

Medical Properties Trust, Inc.	16	344

Mid-America Apartment Communities, Inc.	6	747

Realty Income Corp.	90	6,634

Regency Centers Corp.	3	208

Retail Properties of America, Inc., Class A	71	946

SBA Communications Corp.	3	675

SITE Centers Corp.	10	136

Sun Communities, Inc.	19	2,852

VICI Properties, Inc.	100	2,565

		46,787

Food & Staples Retailing — 0.9%

US Foods Holding Corp. *	102	4,264

Food Products — 1.9%

Archer-Daniels-Midland Co.	60	2,762

Hershey Co. (The)	16	2,352

Tyson Foods, Inc., Class A	49	4,434

		9,548

Gas Utilities — 0.6%

National Fuel Gas Co. (a)	8	377

UGI Corp.	60	2,694

		3,071

Health Care Equipment & Supplies — 3.0%

Cooper Cos., Inc. (The)	1	193

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Dentsply Sirona, Inc.	31	1,754

Hill-Rom Holdings, Inc.	18	1,987

Hologic, Inc. *	34	1,796

SmileDirectClub, Inc. * (a)	101	880

Teleflex, Inc.	3	1,205

Zimmer Biomet Holdings, Inc.	48	7,244

		15,059

Health Care Providers & Services — 4.4%

AmerisourceBergen Corp.	35	3,001

Cardinal Health, Inc.	43	2,160

Centene Corp. *	121	7,588

DaVita, Inc. *	22	1,681

McKesson Corp.	31	4,302

Premier, Inc., Class A *	82	3,095

		21,827

Hotels, Restaurants & Leisure — 3.6%

Aramark	54	2,348

Chipotle Mexican Grill, Inc. *	3	2,511

Hilton Worldwide Holdings, Inc.	37	4,082

Wyndham Destinations, Inc.	175	9,066

		18,007

Household Durables — 3.1%

Garmin Ltd.	12	1,122

Newell Brands, Inc.	258	4,963

PulteGroup, Inc.	223	8,660

Tempur Sealy International, Inc. *	6	479

		15,224

Independent Power and Renewable Electricity Producers — 4.9%

AES Corp.	397	7,898

NRG Energy, Inc.	214	8,511

Vistra Energy Corp.	338	7,775

		24,184

Insurance — 3.6%

American Financial Group, Inc.	20	2,160

American National Insurance Co.	2	212

Arch Capital Group Ltd. *	12	530

Assurant, Inc.	2	229

Assured Guaranty Ltd.	13	618

Axis Capital Holdings Ltd.	5	285

Everest Re Group Ltd.	7	2,021

Fidelity National Financial, Inc.	30	1,367

First American Financial Corp.	51	2,951

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Hanover Insurance Group, Inc. (The)	19	2,569

Hartford Financial Services Group, Inc. (The)	24	1,465

Lincoln National Corp.	4	224

Mercury General Corp.	7	341

Old Republic International Corp.	12	257

Progressive Corp. (The)	6	405

Willis Towers Watson plc	12	2,343

		17,977

Interactive Media & Services — 0.5%

Twitter, Inc. *	77	2,471

IT Services — 6.9%

Black Knight, Inc. *	41	2,671

Broadridge Financial Solutions, Inc.	25	3,101

CACI International, Inc., Class A *	28	6,975

DXC Technology Co.	46	1,744

Euronet Worldwide, Inc. *	5	803

Fidelity National Information Services, Inc.	44	6,132

Fiserv, Inc. *	33	3,758

Global Payments, Inc.	13	2,416

Leidos Holdings, Inc.	44	4,327

Sabre Corp.	116	2,610

		34,537

Leisure Products — 0.1%

Peloton Interactive, Inc., Class A * (a)	10	290

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	35	2,986

Machinery — 4.8%

Allison Transmission Holdings, Inc.	41	1,996

Crane Co.	35	3,006

Ingersoll-Rand plc	67	8,852

Timken Co. (The)	175	9,871

		23,725

Media — 2.5%

Altice USA, Inc., Class A *	45	1,217

Discovery, Inc., Class C *	46	1,399

DISH Network Corp., Class A *	61	2,157

Fox Corp., Class B	58	2,104

Nexstar Media Group, Inc., Class A	12	1,348

Sinclair Broadcast Group, Inc., Class A	113	3,767

ViacomCBS, Inc.	8	346

		12,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 1.4%

Newmont Goldcorp Corp.	67	2,911

Reliance Steel & Aluminum Co.	11	1,258

Steel Dynamics, Inc.	76	2,580

		6,749

Multiline Retail — 1.3%

Dollar General Corp.	42	6,551

Multi-Utilities — 0.4%

CenterPoint Energy, Inc.	30	823

Consolidated Edison, Inc.	14	1,303

		2,126

Oil, Gas & Consumable Fuels — 3.2%

Cabot Oil & Gas Corp.	94	1,640

Devon Energy Corp.	90	2,330

EQT Corp.	84	911

Marathon Oil Corp.	233	3,161

Marathon Petroleum Corp.	27	1,633

PBF Energy, Inc., Class A	52	1,644

Valero Energy Corp.	9	796

Williams Cos., Inc. (The)	159	3,781

		15,896

Pharmaceuticals — 1.5%

Elanco Animal Health, Inc. *	41	1,199

Jazz Pharmaceuticals plc *	11	1,567

Mylan NV *	96	1,930

Nektar Therapeutics * (a)	66	1,431

Perrigo Co. plc	25	1,286

		7,413

Professional Services — 2.3%

CoStar Group, Inc. *	7	4,368

ManpowerGroup, Inc.	17	1,621

Nielsen Holdings plc	40	806

TransUnion	54	4,649

		11,444

Road & Rail — 0.3%

Kansas City Southern	5	827

Landstar System, Inc.	7	786

		1,613

Semiconductors & Semiconductor Equipment — 3.5%

KLA Corp.	6	1,104

Lam Research Corp.	23	6,667

Marvell Technology Group Ltd.	123	3,259

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ON Semiconductor Corp. *	103	2,516

Xilinx, Inc.	41	3,999

		17,545

Software — 2.0%

Citrix Systems, Inc.	32	3,504

Crowdstrike Holdings, Inc., Class A *	37	1,860

Datadog, Inc., Class A *	15	578

Fair Isaac Corp. *	6	2,286

Synopsys, Inc. *	12	1,615

		9,843

Specialty Retail — 2.4%

AutoZone, Inc. *	1	834

Best Buy Co., Inc.	36	3,196

Burlington Stores, Inc. *	2	501

O’Reilly Automotive, Inc. *	17	7,330

		11,861

Technology Hardware, Storage & Peripherals — 3.0%

Dell Technologies, Inc., Class C *	125	6,430

NCR Corp. *	43	1,508

Xerox Holdings Corp.	195	7,171

		15,109

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	19	4,471

Thrifts & Mortgage Finance — 0.1%

MGIC Investment Corp.	22	307

Trading Companies & Distributors — 0.9%

HD Supply Holdings, Inc. *	112	4,517

Total Common Stocks (Cost $389,138)		489,029

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.9%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $4,843)	4,841	4,843

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	2,000	2,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	2,328	2,328

TotaL Investment of Cash Collateral from Securities Loaned (Cost $4,328)		4,328

Total Short-Term Investments (Cost $9,171)		9,171

Total Investments — 100.3% (Cost $398,309)		498,200
Liabilities in Excess of Other Assets — (0.3)%		(1,330)

NET ASSETS — 100.0%		496,870

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $4,362,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P Midcap 400 E-Mini Index	63	03/2020	USD	13,006	43

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Airlines — 0.7%

Delta Air Lines, Inc.	4	256

Banks — 6.2%

Bank of America Corp.	32	1,111

Citigroup, Inc.	12	973

PNC Financial Services Group, Inc. (The)	1	217

		2,301

Beverages — 2.0%

PepsiCo, Inc.	5	749

Biotechnology — 6.1%

AbbVie, Inc.	8	710

Amgen, Inc.	3	841

Gilead Sciences, Inc.	11	695

		2,246

Building Products — 0.8%

Owens Corning	4	278

Chemicals — 0.8%

Axalta Coating Systems Ltd. *	10	293

Communications Equipment — 2.7%

Cisco Systems, Inc.	21	991

Construction & Engineering — 0.8%

EMCOR Group, Inc.	3	278

Consumer Finance — 3.1%

Ally Financial, Inc.	9	285

American Express Co.	7	856

		1,141

Containers & Packaging — 1.2%

Ball Corp.	5	301

Crown Holdings, Inc. *	2	135

		436

Diversified Financial Services — 0.3%

Voya Financial, Inc.	2	107

Diversified Telecommunication Services — 3.0%

Verizon Communications, Inc.	18	1,122

Electric Utilities — 2.4%

Entergy Corp.	2	181

Exelon Corp.	2	106

NextEra Energy, Inc.	2	582

		869

Energy Equipment & Services — 0.6%

Baker Hughes Co.	6	159

Halliburton Co.	3	76

		235

INVESTMENTS	SHARES (000)		VALUE ($000)

Entertainment — 1.6%

Electronic Arts, Inc. *	3		302

Take-Two Interactive Software, Inc. *	2		294

			596

Equity Real Estate Investment Trusts (REITs) — 2.3%

American Tower Corp.	4		853

Food & Staples Retailing — 0.8%

Kroger Co. (The)	10		302

Food Products — 1.5%

General Mills, Inc.	10		543

Health Care Providers & Services — 5.1%

Anthem, Inc.	2		717

Cigna Corp.	3		566

Humana, Inc.	1		198

UnitedHealth Group, Inc.	1		406

			1,887

Hotels, Restaurants & Leisure — 1.5%

Chipotle Mexican Grill, Inc. *	—	(a)	293

Darden Restaurants, Inc.	2		258

			551

Household Durables — 0.7%

PulteGroup, Inc.	7		265

Household Products — 1.8%

Procter & Gamble Co. (The)	5		661

Insurance — 3.6%

Lincoln National Corp.	4		238

Prudential Financial, Inc.	4		334

Travelers Cos., Inc. (The)	5		737

			1,309

Interactive Media & Services — 3.9%

Alphabet, Inc., Class A *	—	(a)	629

Alphabet, Inc., Class C *	1		816

			1,445

Internet & Direct Marketing Retail — 1.8%

Amazon.com, Inc. *	—	(a)	369

eBay, Inc.	8		299

			668

IT Services — 4.4%

Accenture plc, Class A	3		596

Automatic Data Processing, Inc.	1		145

Mastercard, Inc., Class A	3		863

			1,604

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Machinery — 3.5%

Cummins, Inc.	2		285

Flowserve Corp.	4		213

Ingersoll-Rand plc	4		570

Parker-Hannifin Corp.	1		226

			1,294

Media — 1.6%

Cable One, Inc.	—	(a)	179

New York Times Co. (The), Class A	4		134

Omnicom Group, Inc.	4		294

			607

Multiline Retail — 2.1%

Target Corp.	6		785

Multi-Utilities — 0.7%

CMS Energy Corp.	2		99

Sempra Energy	1		148

			247

Oil, Gas & Consumable Fuels — 3.3%

HollyFrontier Corp.	5		250

Phillips 66	5		523

Valero Energy Corp.	5		460

			1,233

Pharmaceuticals — 2.2%

Bristol-Myers Squibb Co.	11		674

Jazz Pharmaceuticals plc *	1		128

			802

Professional Services — 0.8%

FTI Consulting, Inc. *	3		292

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	5		328

Road & Rail — 1.3%

CSX Corp.	7		476

Semiconductors & Semiconductor Equipment — 4.3%

Applied Materials, Inc.	7		454

Lam Research Corp.	3		779

Texas Instruments, Inc.	3		354

			1,587

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 8.7%

Cadence Design Systems, Inc. *	4	282

Intuit, Inc.	2	555

Microsoft Corp.	15	2,365

		3,202

Specialty Retail — 2.3%

Best Buy Co., Inc.	3	290

Home Depot, Inc. (The)	3	550

		840

Technology Hardware, Storage & Peripherals — 3.8%

Apple, Inc.	3	849

HP, Inc.	13	277

Xerox Holdings Corp.	8	288

		1,414

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp. *	2	306

Trading Companies & Distributors — 0.6%

United Rentals, Inc. *	1	238

Total Common Stocks (Cost $27,931)		35,637

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $1,213)	1,212	1,213

Total Investments — 99.9% (Cost $29,144)		36,850
Other Assets Less Liabilities — 0.1%		34

NET ASSETS — 100.0%		36,884

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	7	03/2020	USD	1,131	15

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Aerospace & Defense — 1.6%

Northrop Grumman Corp.	37	12,555

United Technologies Corp.	23	3,414

		15,969

Airlines — 1.4%

Delta Air Lines, Inc.	112	6,550

United Airlines Holdings, Inc. *	90	7,954

		14,504

Auto Components — 0.3%

Lear Corp.	21	2,867

Automobiles — 0.3%

General Motors Co.	96	3,506

Banks — 10.7%

Bank of America Corp.	1,121	39,481

CIT Group, Inc.	84	3,833

Citigroup, Inc.	402	32,083

Citizens Financial Group, Inc.	194	7,862

Popular, Inc. (Puerto Rico)	147	8,660

Regions Financial Corp.	497	8,527

US Bancorp	104	6,148

		106,594

Beverages — 0.2%

Molson Coors Brewing Co., Class B	46	2,458

Biotechnology — 4.7%

AbbVie, Inc.	170	15,061

Amgen, Inc.	55	13,366

Biogen, Inc. *	18	5,371

Gilead Sciences, Inc.	198	12,833

		46,631

Capital Markets — 0.8%

Ameriprise Financial, Inc.	49	8,129

Chemicals — 2.3%

Axalta Coating Systems Ltd. *	178	5,402

CF Industries Holdings, Inc.	166	7,925

DuPont de Nemours, Inc.	60	3,852

Huntsman Corp.	257	6,207

		23,386

Communications Equipment — 1.1%

Cisco Systems, Inc.	221	10,590

Construction & Engineering — 1.6%

AECOM *	87	3,731

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued

EMCOR Group, Inc.	51	4,401

MasTec, Inc. *	126	8,071

		16,203

Consumer Finance — 2.4%

Ally Financial, Inc.	144	4,388

American Express Co.	57	7,046

Credit Acceptance Corp. * (a)	9	3,832

Discover Financial Services	105	8,915

		24,181

Containers & Packaging — 1.2%

Ball Corp.	65	4,229

Berry Global Group, Inc. *	15	689

Crown Holdings, Inc. *	103	7,493

		12,411

Diversified Financial Services — 0.8%

Voya Financial, Inc.	137	8,360

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	360	22,122

Electric Utilities — 4.3%

American Electric Power Co., Inc.	52	4,867

Entergy Corp.	67	7,991

Exelon Corp.	472	21,532

FirstEnergy Corp.	40	1,964

OGE Energy Corp.	116	5,145

Southern Co. (The)	18	1,121

		42,620

Equity Real Estate Investment Trusts (REITs) — 5.2%

American Tower Corp.	53	12,112

Essex Property Trust, Inc.	25	7,582

Extra Space Storage, Inc.	74	7,763

Invitation Homes, Inc.	262	7,837

Mid-America Apartment Communities, Inc.	17	2,229

Paramount Group, Inc.	596	8,299

SL Green Realty Corp.	17	1,580

STORE Capital Corp.	123	4,569

		51,971

Food & Staples Retailing — 1.2%

Walgreens Boots Alliance, Inc.	163	9,611

Walmart, Inc.	17	2,008

		11,619

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 2.3%

General Mills, Inc.	119	6,389

Pilgrim’s Pride Corp. *	264	8,640

Tyson Foods, Inc., Class A	87	7,948

		22,977

Health Care Equipment & Supplies — 0.6%

Hologic, Inc. *	115	5,988

Health Care Providers & Services — 3.5%

Anthem, Inc.	43	12,867

DaVita, Inc. *	102	7,623

McKesson Corp.	33	4,578

UnitedHealth Group, Inc.	34	9,966

		35,034

Hotels, Restaurants & Leisure — 1.9%

Starbucks Corp.	211	18,560

Household Durables — 1.1%

PulteGroup, Inc.	203	7,888

Toll Brothers, Inc.	80	3,161

		11,049

Household Products — 1.8%

Procter & Gamble Co. (The)	144	17,986

Independent Power and Renewable Electricity Producers — 1.9%

AES Corp.	199	3,956

NRG Energy, Inc.	203	8,081

Vistra Energy Corp.	300	6,900

		18,937

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	49	7,930

Insurance — 6.5%

Allstate Corp. (The)	128	14,382

Aon plc	28	5,874

Fidelity National Financial, Inc.	169	7,642

MetLife, Inc.	88	4,490

Primerica, Inc.	57	7,442

Progressive Corp. (The)	83	5,994

Travelers Cos., Inc. (The)	138	18,858

		64,682

Internet & Direct Marketing Retail — 1.1%

eBay, Inc.	217	7,829

Expedia Group, Inc.	26	2,768

		10,597

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.6%

KBR, Inc.	175	5,341

Leidos Holdings, Inc.	84	8,262

Visa, Inc., Class A	13	2,461

		16,064

Life Sciences Tools & Services — 0.8%

IQVIA Holdings, Inc. *	49	7,525

Machinery — 0.7%

Cummins, Inc.	41	7,284

Media — 6.0%

Altice USA, Inc., Class A *	277	7,568

AMC Networks, Inc., Class A *	75	2,958

Comcast Corp., Class A	628	28,228

Nexstar Media Group, Inc., Class A	78	9,110

Omnicom Group, Inc.	57	4,634

Sinclair Broadcast Group, Inc., Class A	220	7,325

		59,823

Multiline Retail — 0.6%

Target Corp.	43	5,564

Oil, Gas & Consumable Fuels — 8.3%

Cabot Oil & Gas Corp.	94	1,630

Chevron Corp.	272	32,773

ConocoPhillips	206	13,403

CVR Energy, Inc. (a)	45	1,823

EOG Resources, Inc.	29	2,412

HollyFrontier Corp.	136	6,917

PBF Energy, Inc., Class A	57	1,775

Phillips 66	104	11,587

Valero Energy Corp.	116	10,891

		83,211

Paper & Forest Products — 0.4%

Domtar Corp.	100	3,809

Personal Products — 0.8%

Herbalife Nutrition Ltd. *	176	8,390

Pharmaceuticals — 4.3%

Allergan plc	33	6,251

Bristol-Myers Squibb Co.	237	15,220

Jazz Pharmaceuticals plc *	58	8,718

Johnson & Johnson	67	9,817

Mylan NV *	131	2,629

		42,635

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 0.7%

FTI Consulting, Inc. *	60	6,673

Road & Rail — 0.7%

CSX Corp.	96	6,968

Semiconductors & Semiconductor Equipment — 3.8%

Applied Materials, Inc.	25	1,550

Lam Research Corp.	36	10,380

Micron Technology, Inc. *	33	1,759

NXP Semiconductors NV (Netherlands)	131	16,620

QUALCOMM, Inc.	86	7,553

		37,862

Software — 1.5%

Oracle Corp.	277	14,660

Specialty Retail — 0.6%

AutoZone, Inc. *	5	6,314

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.	15	4,258

Tobacco — 1.1%

Altria Group, Inc.	212	10,596

Trading Companies & Distributors — 0.5%

United Rentals, Inc. *	31	5,203

Total Common Stocks (Cost $809,970)		964,700

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $30)	14	43

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%

Investment Companies — 3.4%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $34,565)	34,554	34,565

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	2,003	2,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	1,703	1,704

Total Investment of Cash Collateral from Securities Loaned (Cost $3,707)		3,707

Total Short-Term Investments (Cost $38,272)		38,272

Total Investments — 100.4% (Cost $848,272)		1,003,015
Liabilities in Excess of Other Assets — (0.4)%		(4,284)

NET ASSETS — 100.0%		998,731

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $3,649,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	199	03/2020	USD	32,158	543

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,135,682		$489,029
Investments in affiliates, at value	20,958		4,843
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		4,328
Cash	38		19
Deposits at broker for futures contracts	981		387
Receivables:
Investment securities sold	3,377		10,626
Fund shares sold	731		455
Dividends from non-affiliates	575		542
Dividends from affiliates	1		—	(a)
Securities lending income (See Note 2.C.)	—	(a)	10
Variation margin on futures contracts	53		4

Total Assets	1,162,396		510,243

LIABILITIES:
Payables:
Investment securities purchased	4,530		—
Collateral received on securities loaned (See Note 2.C.)	—		4,328
Fund shares redeemed	501		8,522
Accrued liabilities:
Investment advisory fees	256		221
Administration fees	51		24
Distribution fees	65		69
Service fees	85		83
Custodian and accounting fees	9		10
Audit fees	10		9
Legal fees	—		—	(a)
Other	60		107

Total Liabilities	5,567		13,373

Net Assets	$1,156,829		$496,870

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$795,672	$383,295
Total distributable earnings (loss)	361,157	113,575

Total Net Assets	$1,156,829	$496,870

Net Assets:
Class A	$106,187	$192,223
Class C	36,614	38,471
Class I	156,931	163,896
Class R2	45,678	—
Class R3	—	14,643
Class R4	—	1,212
Class R5	195,931	—
Class R6	615,488	86,425

Total	$1,156,829	$496,870

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,938	10,834
Class C	683	2,779
Class I	2,811	8,588
Class R2	856	—
Class R3	—	831
Class R4	—	64
Class R5	3,568	—
Class R6	11,213	4,531

Net Asset Value (a):
Class A — Redemption price per share	$54.78	$17.74
Class C — Offering price per share (b)	53.62	13.84
Class I — Offering and redemption price per share	55.82	19.08
Class R2 — Offering and redemption price per share	53.36	—
Class R3 — Offering and redemption price per share	—	17.62
Class R4 — Offering and redemption price per share	—	19.00
Class R5 — Offering and redemption price per share	54.92	—
Class R6 — Offering and redemption price per share	54.89	19.07
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$57.82	$18.72

Cost of investments in non-affiliates	$793,765	$389,138
Cost of investments in affiliates	20,958	4,843
Investment securities on loan, at value (See Note 2.C.)	—	4,362
Cost of investment of cash collateral (See Note 2.C.)	—	4,328

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$35,637		$964,743
Investments in affiliates, at value	1,213		34,565
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		3,707
Cash	1		51
Deposits at broker for futures contracts	72		1,365
Receivables:
Fund shares sold	5		1,930
Dividends from non-affiliates	26		944
Dividends from affiliates	—	(a)	2
Securities lending income (See Note 2.C.)	—		1
Variation margin on futures contracts	3		85

Total Assets	36,957		1,007,393

LIABILITIES:
Payables:
Investment securities purchased	—		2,893
Collateral received on securities loaned (See Note 2.C.)	—		3,707
Fund shares redeemed	20		1,453
Accrued liabilities:
Investment advisory fees	—		211
Administration fees	—		38
Distribution fees	5		26
Service fees	4		175
Custodian and accounting fees	6		7
Trustees’ and Chief Compliance Officer’s fees	1		—
Registration fees	10		—
Audit fees	13		10
Legal fees	8		—	(a)
Other	6		142

Total Liabilities	73		8,662

Net Assets	$36,884		$998,731

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$29,270	$840,724
Total distributable earnings (loss)	7,614	158,007

Total Net Assets	$36,884	$998,731

Net Assets:
Class A	$12,872	$66,701
Class C	3,085	16,498
Class I	20,927	731,298
Class R2	—	3,826
Class R5	—	14,953
Class R6	—	165,455

Total	$36,884	$998,731

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	298	2,137
Class C	73	538
Class I	482	23,274
Class R2	—	124
Class R5	—	474
Class R6	—	5,245

Net Asset Value (a):
Class A — Redemption price per share	$43.16	$31.21
Class C — Offering price per share (b)	42.30	30.65
Class I — Offering and redemption price per share	43.45	31.42
Class R2 — Offering and redemption price per share	—	30.89
Class R5 — Offering and redemption price per share	—	31.54
Class R6 — Offering and redemption price per share	—	31.55
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$45.55	$32.94

Cost of investments in non-affiliates	$27,931	$810,000
Cost of investments in affiliates	1,213	34,565
Investment securities on loan, at value (See Note 2.C.)	—	3,649
Cost of investment of cash collateral (See Note 2.C.)	—	3,707

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11	$5
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	7,123	3,845
Dividend income from affiliates	264	113
Income from securities lending (net) (See Note 2.C.)	7	40

Total investment income	7,405	4,003

EXPENSES:
Investment advisory fees	1,924	1,452
Administration fees	431	192
Distribution fees:
Class A	130	247
Class C	135	150
Class R2	112	—
Class R3	—	19
Service fees:
Class A	130	247
Class C	45	50
Class I	201	217
Class R2	56	—
Class R3	—	19
Class R4	—	2
Class R5	96	—
Custodian and accounting fees	23	19
Interest expense to affiliates	— (a)	— (a)
Professional fees	33	29
Trustees’ and Chief Compliance Officer’s fees	15	14
Printing and mailing costs	8	38
Registration and filing fees	53	60
Transfer agency fees (See Note 2.F.)	37	38
Other	12	9

Total expenses	3,441	2,802

Less fees waived	(596)	(220)
Less expense reimbursements	—	(1)

Net expenses	2,845	2,581

Net investment income (loss)	4,560	1,422

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,309	44,957
Investments in affiliates	(4)	(1)
Futures contracts	3,500	828

Net realized gain (loss)	46,805	45,784

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	53,972	(3,098)
Investments in affiliates	(2)	(1)
Futures contracts	66	(41)

Change in net unrealized appreciation/depreciation	54,036	(3,140)

Net realized/unrealized gains (losses)	100,841	42,644

Change in net assets resulting from operations	$105,401	$44,066

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$11
Interest income from affiliates	—		—	(a)
Dividend income from non-affiliates	318		10,560
Dividend income from affiliates	11		278
Income from securities lending (net) (See Note 2.C.)	—		6

Total investment income	330		10,855

EXPENSES:
Investment advisory fees	77		1,542
Administration fees	13		364
Distribution fees:
Class A	15		87
Class C	11		67
Class R2	—		10
Service fees:
Class A	15		87
Class C	4		23
Class I	24		880
Class R2	—		5
Class R5	—		23
Custodian and accounting fees	15		21
Interest expense to affiliates	—		—	(a)
Professional fees	25		32
Trustees’ and Chief Compliance Officer’s fees	13		15
Printing and mailing costs	5		58
Registration and filing fees	27		54
Transfer agency fees (See Note 2.F.)	3		16
Other	1		11

Total expenses	248		3,295

Less fees waived	(122)		(480)
Less expense reimbursements	(1)		(2)

Net expenses	125		2,813

Net investment income (loss)	205		8,042

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	93		31,908
Investments in affiliates	—	(a)	(2)
Futures contracts	107		2,606

Net realized gain (loss)	200		34,512

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,118		23,455
Investments in affiliates	—	(a)	—	(a)
Futures contracts	3		416

Change in net unrealized appreciation/depreciation	3,121		23,871

Net realized/unrealized gains (losses)	3,321		58,383

Change in net assets resulting from operations	$3,526		$66,425

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,560	$13,040	$1,422	$3,897
Net realized gain (loss)	46,805	139,379	45,784	67,943
Change in net unrealized appreciation/depreciation	54,036	(69,695)	(3,140)	(69,436)

Change in net assets resulting from operations	105,401	82,724	44,066	2,404

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,262)	(10,076)	(21,131)	(46,279)
Class C	(4,180)	(3,578)	(5,115)	(12,486)
Class I	(18,221)	(20,749)	(17,337)	(46,107)
Class R2	(5,271)	(4,245)	—	—
Class R3	—	—	(1,616)	(3,226)
Class R4	—	—	(132)	(191)
Class R5	(23,132)	(20,788)	—	—
Class R6	(73,479)	(60,741)	(9,366)	(13,230)

Total distributions to shareholders	(136,545)	(120,177)	(54,697)	(121,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,635	16,197	(21,732)	(168,175)

NET ASSETS:
Change in net assets	8,491	(21,256)	(32,363)	(287,290)
Beginning of period	1,148,338	1,169,594	529,233	816,523

End of period	$1,156,829	$1,148,338	$496,870	$529,233

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$205	$329	$8,042	$19,043
Net realized gain (loss)	200	2,392	34,512	88,982
Change in net unrealized appreciation/depreciation	3,121	(180)	23,871	(66,169)

Change in net assets resulting from operations	3,526	2,541	66,425	41,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(858)	(747)	(4,816)	(9,987)
Class C	(204)	(214)	(1,217)	(2,585)
Class I	(1,447)	(880)	(52,561)	(96,496)
Class R2	—	—	(271)	(579)
Class R5	—	—	(3,233)	(10,610)
Class R6	—	—	(9,747)	(15,052)

Total distributions to shareholders	(2,509)	(1,841)	(71,845)	(135,309)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,182	8,039	26,773	(27,032)

NET ASSETS:
Change in net assets	6,199	8,739	21,353	(120,485)
Beginning of period	30,685	21,946	977,378	1,097,863

End of period	$36,884	$30,685	$998,731	$977,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,339	$23,602	$7,208	$29,916
Distributions reinvested	8,614	6,926	19,511	40,963
Cost of shares redeemed	(15,852)	(24,982)	(34,373)	(134,149)

Change in net assets resulting from Class A capital transactions	$2,101	$5,546	$(7,654)	$(63,270)

Class C
Proceeds from shares issued	$1,740	$5,263	$712	$4,428
Distributions reinvested	3,299	2,906	4,866	11,150
Cost of shares redeemed	(3,326)	(8,391)	(7,698)	(23,180)

Change in net assets resulting from Class C capital transactions	$1,713	$(222)	$(2,120)	$(7,602)

Class I
Proceeds from shares issued	$11,739	$42,963	$14,733	$46,939
Distributions reinvested	16,565	19,170	15,360	39,134
Cost of shares redeemed	(30,938)	(86,816)	(52,553)	(146,883)

Change in net assets resulting from Class I capital transactions	$(2,634)	$(24,683)	$(22,460)	$(60,810)

Class R2
Proceeds from shares issued	$5,274	$13,480	$—	$—
Distributions reinvested	5,051	3,834	—	—
Cost of shares redeemed	(8,410)	(11,486)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,915	$5,828	$—	$—

Class R3
Proceeds from shares issued	$—	$—	$2,600	$5,800
Distributions reinvested	—	—	1,599	2,914
Cost of shares redeemed	—	—	(4,673)	(3,876)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$(474)	$4,838

Class R4
Proceeds from shares issued	$—	$—	$70	$419
Distributions reinvested	—	—	105	191
Cost of shares redeemed	—	—	(141)	(417)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$34	$193

Class R5
Proceeds from shares issued	$7,838	$22,080	$—	$—
Distributions reinvested	23,131	19,502	—	—
Cost of shares redeemed	(23,982)	(41,585)	—	—

Change in net assets resulting from Class R5 capital transactions	$6,987	$(3)	$—	$—

Class R6
Proceeds from shares issued	$21,394	$52,907	$15,865	$52,306
Distributions reinvested	68,077	56,881	7,917	12,629
Cost of shares redeemed	(59,918)	(80,057)	(12,840)	(106,459)

Change in net assets resulting from Class R6 capital transactions	$29,553	$29,731	$10,942	$(41,524)

Total change in net assets resulting from capital transactions	$39,635	$16,197	$(21,732)	$(168,175)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	166	427	394	1,581
Reinvested	160	136	1,108	2,426
Redeemed	(278)	(436)	(1,862)	(6,614)

Change in Class A Shares	48	127	(360)	(2,607)

Class C
Issued	32	97	50	287
Reinvested	63	58	355	821
Redeemed	(60)	(152)	(524)	(1,483)

Change in Class C Shares	35	3	(119)	(375)

Class I
Issued	201	747	744	2,306
Reinvested	300	371	810	2,168
Redeemed	(526)	(1,560)	(2,655)	(7,149)

Change in Class I Shares	(25)	(442)	(1,101)	(2,675)

Class R2
Issued	95	244	—	—
Reinvested	96	77	—	—
Redeemed	(151)	(208)	—	—

Change in Class R2 Shares	40	113	—	—

Class R3
Issued	—	—	140	284
Reinvested	—	—	91	173
Redeemed	—	—	(253)	(213)

Change in Class R3 Shares	—	—	(22)	244

Class R4
Issued	—	—	3	23
Reinvested	—	—	6	11
Redeemed	—	—	(7)	(20)

Change in Class R4 Shares	—	—	2	14

Class R5
Issued	138	387	—	—
Reinvested	425	383	—	—
Redeemed	(419)	(743)	—	—

Change in Class R5 Shares	144	27	—	—

Class R6
Issued	377	951	803	2,722
Reinvested	1,251	1,116	416	698
Redeemed	(1,019)	(1,391)	(655)	(4,759)

Change in Class R6 Shares	609	676	564	(1,339)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,464	$2,348	$3,349	$11,985
Distributions reinvested	837	718	4,389	9,196
Cost of shares redeemed	(618)	(1,953)	(13,606)	(27,574)

Change in net assets resulting from Class A capital transactions	$1,683	$1,113	$(5,868)	$(6,393)

Class C
Proceeds from shares issued	$165	$525	$210	$1,402
Distributions reinvested	187	197	1,147	2,461
Cost of shares redeemed	(310)	(1,137)	(3,889)	(6,446)

Change in net assets resulting from Class C capital transactions	$42	$(415)	$(2,532)	$(2,583)

Class I
Proceeds from shares issued	$3,855	$9,527	$88,746	$264,946
Distributions reinvested	1,446	879	52,459	96,262
Cost of shares redeemed	(1,844)	(3,065)	(104,692)	(367,734)

Change in net assets resulting from Class I capital transactions	$3,457	$7,341	$36,513	$(6,526)

Class R2
Proceeds from shares issued	$—	$—	$467	$1,113
Distributions reinvested	—	—	187	330
Cost of shares redeemed	—	—	(1,257)	(2,425)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(603)	$(982)

Class R5
Proceeds from shares issued	$—	$—	$1,862	$11,721
Distributions reinvested	—	—	3,233	10,610
Cost of shares redeemed	—	—	(38,903)	(55,669)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(33,808)	$(33,338)

Class R6
Proceeds from shares issued	$—	$—	$42,425	$30,950
Distributions reinvested	—	—	9,740	15,044
Cost of shares redeemed	—	—	(19,094)	(23,204)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$33,071	$22,790

Total change in net assets resulting from capital transactions	$5,182	$8,039	$26,773	$(27,032)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	34	58	106	363
Reinvested	20	19	142	314
Redeemed	(15)	(48)	(431)	(859)

Change in Class A Shares	39	29	(183)	(182)

Class C
Issued	4	14	7	47
Reinvested	4	5	38	85
Redeemed	(7)	(28)	(126)	(208)

Change in Class C Shares	1	(9)	(81)	(76)

Class I
Issued	90	235	2,805	8,250
Reinvested	33	23	1,684	3,260
Redeemed	(42)	(78)	(3,322)	(11,663)

Change in Class I Shares	81	180	1,167	(153)

Class R2
Issued	—	—	15	36
Reinvested	—	—	6	11
Redeemed	—	—	(40)	(73)

Change in Class R2 Shares	—	—	(19)	(26)

Class R5
Issued	—	—	58	353
Reinvested	—	—	104	358
Redeemed	—	—	(1,229)	(1,777)

Change in Class R5 Shares	—	—	(1,067)	(1,066)

Class R6
Issued	—	—	1,341	992
Reinvested	—	—	311	507
Redeemed	—	—	(598)	(719)

Change in Class R6 Shares	—	—	1,054	780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$56.61	$0.13	$5.05	$5.18	$(0.34)	$(6.67)	$(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22	8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27	(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25	3.88	4.13	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2019 (Unaudited)	55.45	(0.01)	4.94	4.93	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	— (f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07	(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05	3.81	3.86	(0.05)	—	(0.05)

Class I
Six Months Ended December 31, 2019 (Unaudited)	57.60	0.21	5.14	5.35	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34	8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29	(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32	3.93	4.25	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	55.27	0.06	4.92	4.98	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11	8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19	(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12	3.85	3.97	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	56.82	0.25	5.07	5.32	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42	8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45	(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41	3.91	4.32	(0.29)	—	(0.29)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	56.81	0.28	5.08	5.36	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44	8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36	(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.78	9.40%	$106,187	0.84%	0.45%	0.95%	40%
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69
48.60	21.12	90,633	0.92	0.50	1.20	68
40.37	(0.88)	90,529	0.93	0.66	1.23	70
40.99	11.16	106,573	0.96	0.62	1.16	64

53.62	9.13	36,614	1.34	(0.05)	1.44	40
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69
47.72	20.52	42,811	1.41	0.00 (g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19	1.71	70
40.26	10.60	49,309	1.46	0.12	1.66	64

55.82	9.53	156,931	0.59	0.70	0.69	40
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69
49.34	21.43	183,265	0.68	0.75	0.89	68
40.99	(0.63)	151,419	0.68	0.70	0.88	70
41.27	11.43	708,276	0.74	0.80	0.87	64

53.36	9.27	45,678	1.09	0.20	1.28	40
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69
47.66	20.82	5,277	1.17	0.26	1.68	68
39.66	(1.10)	4,207	1.17	0.50	1.76	70
40.39	10.87	1,205	1.22	0.31	1.45	64

54.92	9.62	195,931	0.44	0.85	0.54	40
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
48.76	21.65	192,164	0.48	0.94	0.72	68
40.51	(0.42)	205,213	0.47	1.13	0.74	70
41.12	11.66	189,466	0.54	1.02	0.70	64

54.89	9.69	615,488	0.34	0.95	0.44	40
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
48.74	21.70	504,973	0.43	0.99	0.61	68
40.50	(2.94)	488,138	0.42	1.38	0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$18.24	$0.04	$1.58	$1.62	$(0.09)	$(2.03)	$(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08	1.18	1.26	(0.09)	(3.46)	(3.55)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.64	(0.01)	1.26	1.25	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)	1.06	1.00	(0.03)	(3.46)	(3.49)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.48	0.07	1.68	1.75	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14	1.24	1.38	(0.12)	(3.46)	(3.58)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	18.12	0.04	1.58	1.62	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	19.41	0.07	1.68	1.75	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.49	0.10	1.69	1.79	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.74	9.02%	$192,223	1.14%	0.43%	1.24%	41%
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78
21.82	5.64	377,893	1.14	0.33	1.37	66

13.84	8.77	38,471	1.64	(0.08)	1.73	41
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78
19.07	5.02	87,191	1.78	(0.31)	1.87	66

19.08	9.16	163,896	0.89	0.67	0.97	41
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78
22.77	5.97	510,465	0.89	0.58	1.07	66

17.62	9.10	14,643	1.14	0.43	1.21	41
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

19.00	9.18	1,212	0.89	0.70	0.97	41
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

19.07	9.33	86,425	0.64	0.96	0.71	41
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$41.85	$0.24		$4.15		$4.39	$(0.43)	$(2.65)	$(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(f)	(0.87	)(f)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2019 (Unaudited)	40.98	0.13		4.06		4.19	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(f)	(0.85	)(f)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)

Class I
Six Months Ended December 31, 2019 (Unaudited)	42.15	0.30		4.17		4.47	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(f)	(0.86	)(f)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.16	10.60%	$12,872	0.84%	1.13%		1.59%	40%
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(f)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35

42.30	10.33	3,085	1.34	0.64		2.07	40
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(f)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35

43.45	10.73	20,927	0.59	1.38		1.31	40
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(f)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$31.42	$0.22	$1.94	$2.16	$(0.24)	$(2.13)	$(2.37)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)

Class C
Six Months Ended December 31, 2019 (Unaudited)	30.90	0.14	1.90	2.04	(0.16)	(2.13)	(2.29)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)

Class I
Six Months Ended December 31, 2019 (Unaudited)	31.62	0.26	1.95	2.21	(0.28)	(2.13)	(2.41)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	31.12	0.18	1.92	2.10	(0.20)	(2.13)	(2.33)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	31.73	0.29	1.95	2.24	(0.30)	(2.13)	(2.43)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	31.74	0.31	1.95	2.26	(0.32)	(2.13)	(2.45)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.21	6.98%	$66,701	0.83%	1.41%	0.94%	31%
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52

30.65	6.70	16,498	1.33	0.91	1.46	31
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52

31.42	7.10	731,298	0.59	1.65	0.68	31
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52

30.89	6.84	3,826	1.09	1.16	1.36	31
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52

31.54	7.18	14,953	0.44	1.79	0.54	31
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52

31.55	7.23	165,455	0.34	1.90	0.44	31
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,156,640	$—	$—	$1,156,640

Appreciation in Other Financial Instruments
Futures Contracts (a)	$379	$—	$—	$379

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$498,200	$—	$—	$498,200

Appreciation in Other Financial Instruments
Futures Contracts (a)	$43	$—	$—	$43

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$36,850	$—	$—	$36,850

Appreciation in Other Financial Instruments
Futures Contracts (a)	$15	$—	$—	$15

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,003,015	$—	$—	$1,003,015

Appreciation in Other Financial Instruments
Futures Contracts (a)	$543	$—	$—	$543

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund	Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$22,834	$9,969	$1,023	$25,933
Ending Notional Balance Long	20,038	13,006	1,131	32,158

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*		Net Amount Due to Counterparty (not less than zero)
Intrepid Mid Cap Fund	$4,362	$(4,328	)**	$34
Intrepid Value Fund	3,649	(3,649)		—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to December 31, 2019, additional collateral was received from borrowers.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid Growth Fund	$1
Intrepid Mid Cap Fund	1
Intrepid Value Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Growth Fund did not have any securities out on loan at December 31, 2019. Intrepid Sustainable Equity Fund did not lend out any securities during the six months ended December 31, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Intrepid Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$26,680	$227,523	$233,239	$(4)	$(2)	$20,958	20,951	$264		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	1,273	30,082	31,355	—	—	—	—	33	*	—

Total	$27,953	$257,605	$264,594	$(4)	$(2)	$20,958		$297		$—

Intrepid Mid Cap Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$7,093	$106,272	$108,520	$(1)	$(1)		$4,843	4,841	$113		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	3,001	—	1,001	—	—	(c)	2,000	2,000	32	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	2,904	30,628	31,204	—	—		2,328	2,328	30	*	—

Total	$12,998	$136,900	$140,725	$(1)	$(1)		$9,171		$175		$—

Intrepid Sustainable Equity Fund
For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$1,669	$9,056	$9,512	$— (c)	$—	(c)	$1,213	1,212	$11		$—

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Intrepid Value Fund
For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$23,318	$147,022	$135,773	$(2)	$—	(c)	$34,565	34,554	$278		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	—	4,999	2,996	—	—		2,003	2,003	25	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	—	41,642	39,938	—	—		1,704	1,703	38	*	—

Total	$23,318	$193,663	$178,707	$(2)	$—	(c)	$38,272		$341		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R2	Class R3		Class R4		Class R5	Class R6	Total
Intrepid Growth Fund
Transfer agency fees	$8	$1		$4	$21	n/a		n/a		$1	$2	$37
Intrepid Mid Cap Fund
Transfer agency fees	29	3		5	n/a	$—	(a)	$—	(a)	n/a	1	38
Intrepid Sustainable Equity Fund
Transfer agency fees	2	—	(a)	1	n/a	n/a		n/a		n/a	n/a	3
Intrepid Value Fund
Transfer agency fees	3	2		5	3	n/a		n/a		1	2	16

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Growth Fund	0.30	%(1)
Intrepid Mid Cap Fund	0.55	(1)
Intrepid Sustainable Equity Fund	0.45	(1)
Intrepid Value Fund	0.30	(1)

(1)

Prior to August 1, 2019, the investment advisory fee for Intrepid Growth Fund, Intrepid Mid Cap Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund was accrued daily and pay monthly at an annual rate of 0.50%, 0.65%, 0.50% and 0.40%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Growth Fund	0.25%	0.75%	0.50%	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Growth Fund	$6	$—
Intrepid Mid Cap Fund	2	—
Intrepid Sustainable Equity Fund	1	—
Intrepid Value Fund	1	—

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid Growth Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid Growth Fund	$358	$188	$33	$579	$—
Intrepid Mid Cap Fund	107	71	35	213	1
Intrepid Sustainable Equity Fund	77	12	32	121	1
Intrepid Value Fund	270	181	12	463	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Intrepid Growth Fund	$17
Intrepid Mid Cap Fund	7
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	17

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Growth Fund	$446,156	$532,837
Intrepid Mid Cap Fund	205,550	282,882
Intrepid Sustainable Equity Fund	15,368	12,854
Intrepid Value Fund	292,260	338,354

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$814,723	$351,528	$9,232	$342,296
Intrepid Mid Cap Fund	398,309	108,958	9,024	99,934
Intrepid Sustainable Equity Fund	29,144	7,829	108	7,721
Intrepid Value Fund	848,272	167,304	12,018	155,286

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Growth Fund	2	27.5%	—	—
Intrepid Mid Cap Fund	1	19.5	1	15.4%
Intrepid Sustainable Equity Fund	1	15.8	3	42.6
Intrepid Value Fund	—	—	1	61.0

As of December 31, 2019, J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan Investor Funds
Intrepid Growth Fund	43.4%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,094.00	$4.42	0.84%
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,091.30	7.04	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,095.30	3.11	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,092.70	5.73	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,096.20	2.32	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,096.90	1.79	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,090.20	5.99	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,087.70	8.61	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,091.60	4.68	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Mid Cap Fund (continued)
Class R3
Actual	$1,000.00	$1,091.00	$5.99	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,091.80	4.68	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R6
Actual	1,000.00	1,093.30	3.37	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,106.00	4.45	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,103.30	7.08	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,107.30	3.13	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,069.80	4.32	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83
Class C
Actual	1,000.00	1,067.00	6.91	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class I
Actual	1,000.00	1,071.00	3.07	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,068.40	5.67	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,071.80	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,072.30	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure, for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Growth Fund, Intrepid Sustainable Equity Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the third, second and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group, and in the third and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fourth, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon the Peer Group, and in the third quintile based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Intrepid Sustainable Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the second, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the second, third and third quintiles

DECEMBER 31, 2019	J.P. MORGAN INTREPID FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, third and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reductions to the Funds’ contractual advisory fees effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for both Class A and Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Sustainable Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December, 2019.	SAN-INT-1219

Semi-Annual Report

J.P. Morgan Funds

December 31, 2019 (Unaudited)

JPMorgan Diversified Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	5.80%
MSCI World Index (net of foreign withholding taxes)	9.14%
Diversified Composite Benchmark**	6.48%

Net Assets as of 12/31/2019 (In Thousands)	$1,070,571

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Globally, U.S. equity generally outperformed other equity markets as well as bond markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October, leading equity U.S. indexes had reached record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value stocks generally outperformed growth stocks. Equity prices in other developed markets also rose during the reporting period and largely performed in line with emerging markets equity.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns, while yields on U.S. Treasury bonds fell during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”) and the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and

40% Bloomberg Barclays U.S. Aggregate Index for the six months ended December 31, 2019.

During the reporting period, equity markets generally outperformed fixed income markets and the Fund’s diversified allocation to fixed income detracted from performance relative to the World Index. The Fund’s preference for U.S. large cap equity was a leading positive contributor to performance relative to the World Index.

Relative to the Composite Benchmark, the Fund’s core fixed income allocation and its underweight position in international equity detracted from performance. The Fund’s defensive positioning during the period, which included an increased cash position via short-term money market securities, also detracted from relative performance. The Fund’s overweight position in U.S. large cap equity and its allocation to convertible bonds were the largest positive contributors to performance relative to the Composite Benchmark. The Fund’s underlying manager allocations to global equity and to mid cap and large cap equity also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

During the reporting period, the Fund’s portfolio managers maintained a preference for U.S. equity and increased the Fund’s position in emerging market equity, ending the period with a modest equity overweight. Within fixed income, the Fund maintained an underweight to core fixed income and allocations to asset-backed securitized debt and non-agency mortgages.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2019

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan BetaBuilders MSCI US REIT ETF	2.6%
2.	JPMorgan Emerging Markets Debt Fund Class R6 Shares	1.9
3.	Microsoft Corp.	1.6
4.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	1.2
5.	Amazon.com, Inc.	1.1
6.	Apple, Inc.	1.0
7.	U.S. Treasury Notes, 2.00%, 1/31/2020	0.9
8.	Alphabet, Inc., Class C	0.8
9.	UnitedHealth Group, Inc.	0.7
10.	U.S. Treasury Notes, 1.63%, 2/15/2026	0.7

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	59.5%
Corporate Bonds	8.1
Collateralized Mortgage Obligations	6.5
Asset-Backed Securities	6.2
U.S. Treasury Obligations	4.6
Convertible Bonds	3.5
Investment Companies	3.1
Exchange-Traded Funds	2.6
Commercial Mortgage-Backed Securities	2.3
Others (each less than 1.0%)	1.8
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge**		0.90%	14.92%	5.22%	7.61%
Without Sales Charge		5.66	20.33	6.19	8.10
CLASS C SHARES	March 24, 2003
With CDSC***		4.38	18.68	5.66	7.55
Without CDSC		5.38	19.68	5.66	7.55
CLASS I SHARES	September 10, 2001	5.81	20.63	6.46	8.38
CLASS L SHARES	September 10, 1993	5.80	20.75	6.67	8.61
CLASS R6 SHARES	November 1, 2017	5.84	20.84	6.71	8.63

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the

MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2019

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — 58.6%

Aerospace & Defense — 0.8%

Airbus SE (France)	19		2,733

Arconic, Inc.	1		16

BAE Systems plc (United Kingdom)	13		95

Boeing Co. (The)	1		234

Dassault Aviation SA (France)	—	(a)	13

Elbit Systems Ltd. (Israel)	—	(a)	15

General Dynamics Corp.	4		787

Huntington Ingalls Industries, Inc.	—	(a)	14

L3Harris Technologies, Inc.	—	(a)	58

Leonardo SpA (Italy)	2		19

Lockheed Martin Corp.	—	(a)	130

Meggitt plc (United Kingdom)	3		28

MTU Aero Engines AG (Germany)	—	(a)	59

Northrop Grumman Corp.	5		1,792

Raytheon Co.	—	(a)	82

Rolls-Royce Holdings plc (United Kingdom) *	7		61

Safran SA (France)	12		1,784

Singapore Technologies Engineering Ltd. (Singapore)	6		19

Textron, Inc.	—	(a)	14

Thales SA (France)	—	(a)	44

TransDigm Group, Inc.	—	(a)	38

United Technologies Corp.	7		1,034

			9,069

Air Freight & Logistics — 0.0% (b)

Bollore SA (France)	4		16

CH Robinson Worldwide, Inc.	—	(a)	10

Deutsche Post AG (Registered) (Germany)	4		150

DSV Panalpina A/S (Denmark)	1		101

Expeditors International of Washington, Inc.	—	(a)	18

FedEx Corp.	—	(a)	49

Hyundai Glovis Co. Ltd. (South Korea) *	—	(a)	38

SG Holdings Co. Ltd. (Japan)	1		14

United Parcel Service, Inc., Class B	1		110

Yamato Holdings Co. Ltd. (Japan)	1		20

			526

Airlines — 0.2%

Alaska Air Group, Inc.	—	(a)	10

American Airlines Group, Inc.	1		15

ANA Holdings, Inc. (Japan)	—	(a)	13

Delta Air Lines, Inc.	24		1,380

Deutsche Lufthansa AG (Registered) (Germany)	1		17

easyJet plc (United Kingdom)	1		12

INVESTMENTS	SHARES (000)		VALUE (000)

Airlines — continued

Japan Airlines Co. Ltd. (Japan)	1		16

Qantas Airways Ltd. (Australia)	3		15

Singapore Airlines Ltd. (Singapore)	2		15

Southwest Airlines Co.	7		379

United Airlines Holdings, Inc. *	—	(a)	26

			1,898

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	1		22

Aptiv plc	—	(a)	33

BorgWarner, Inc.	—	(a)	12

Bosch Ltd. (India)	—	(a)	37

Bridgestone Corp. (Japan)	2		85

Cie Generale des Etablissements Michelin SCA (France)	1		84

Continental AG (Germany)	4		556

Denso Corp. (Japan)	2		77

Faurecia SE (France)	—	(a)	17

Huayu Automotive Systems Co. Ltd., Class A (China)	9		32

Hyundai Mobis Co. Ltd. (South Korea)	1		144

Koito Manufacturing Co. Ltd. (Japan)	—	(a)	18

Mando Corp. (South Korea) *	1		45

Nexteer Automotive Group Ltd. (China)	21		19

NGK Spark Plug Co. Ltd. (Japan)	1		12

Nokian Renkaat OYJ (Finland)	—	(a)	14

Pirelli & C SpA (Italy) (c)	2		9

Stanley Electric Co. Ltd. (Japan)	1		14

Sumitomo Electric Industries Ltd. (Japan)	3		47

Sumitomo Rubber Industries Ltd. (Japan)	1		9

Toyoda Gosei Co. Ltd. (Japan)	—	(a)	7

Toyota Industries Corp. (Japan)	1		34

Valeo SA (France)	1		34

Weifu High-Technology Group Co. Ltd., Class A (China)	21		57

Yokohama Rubber Co. Ltd. (The) (Japan)	1		10

			1,428

Automobiles — 0.7%

Astra International Tbk. PT (Indonesia)	1,001		498

Bayerische Motoren Werke AG (Germany)	1		110

Bayerische Motoren Werke AG (Preference) (Germany)	—	(a)	14

Daimler AG (Registered) (Germany)	4		200

Ferrari NV (Italy)	—	(a)	81

Fiat Chrysler Automobiles NV (United Kingdom)	4		64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Automobiles — continued

Ford Motor Co.	5		49

Ford Otomotiv Sanayi A/S (Turkey)	3		36

Geely Automobile Holdings Ltd. (China)	46		90

General Motors Co.	2		64

Harley-Davidson, Inc.	—	(a)	5

Honda Motor Co. Ltd. (Japan)	16		459

Hyundai Motor Co. (South Korea)	1		154

Isuzu Motors Ltd. (Japan)	2		26

Kia Motors Corp. (South Korea) *	3		100

Mahindra & Mahindra Ltd. (India)	35		258

Maruti Suzuki India Ltd. (India)	1		121

Mazda Motor Corp. (Japan)	2		20

Mitsubishi Motors Corp. (Japan)	3		12

Nissan Motor Co. Ltd. (Japan)	9		54

Peugeot SA (France)	2		56

Porsche Automobil Holding SE (Preference) (Germany)	1		45

Renault SA (France)	1		36

SAIC Motor Corp. Ltd., Class A (China)	22		74

Subaru Corp. (Japan)	2		59

Suzuki Motor Corp. (Japan)	2		63

Tesla, Inc. *	3		1,403

Thor Industries, Inc.	6		477

Tofas Turk Otomobil Fabrikasi A/S (Turkey)	10		45

Toyota Motor Corp. (Japan)	34		2,396

Volkswagen AG (Germany)	—	(a)	26

Volkswagen AG (Preference) (Germany)	4		784

Yamaha Motor Co. Ltd. (Japan)	1		22

			7,901

Banks — 5.4%

ABN AMRO Bank NV, CVA (Netherlands) (c)	2		31

Absa Group Ltd. (South Africa)	8		88

AIB Group plc (Ireland)	3		12

Al Rajhi Bank (Saudi Arabia)	10		179

Alinma Bank (Saudi Arabia)	12		84

Aozora Bank Ltd. (Japan)	1		13

Australia & New Zealand Banking Group Ltd. (Australia)	11		196

Axis Bank Ltd. (India)	17		179

Banco Bilbao Vizcaya Argentaria SA (Spain)	27		150

Banco Bradesco SA (Preference) (Brazil) *	25		223

Banco de Sabadell SA (Spain)	23		27

Banco do Brasil SA (Brazil) *	9		122

Banco Santander Chile, ADR (Chile)	14		318

INVESTMENTS	SHARES (000)		VALUE (000)

Banks — continued

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)	37		50

Banco Santander SA (Spain)	67		281

Bancolombia SA (Colombia)	4		48

Bank Central Asia Tbk. PT (Indonesia)	344		826

Bank Hapoalim BM (Israel)	5		38

Bank Leumi Le-Israel BM (Israel)	6		43

Bank of America Corp.	105		3,692

Bank of China Ltd., Class H (China)	518		221

Bank of East Asia Ltd. (The) (Hong Kong)	5		12

Bank of Ireland Group plc (Ireland)	4		21

Bank of Kyoto Ltd. (The) (Japan)	—	(a)	9

Bank Polska Kasa Opieki SA (Poland)	3		90

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	3,043		963

Bankia SA (Spain)	5		11

Bankinter SA (Spain)	3		20

Barclays plc (United Kingdom)	68		163

Bendigo & Adelaide Bank Ltd. (Australia)	2		14

BNP Paribas SA (France)	16		925

BOC Hong Kong Holdings Ltd. (China)	15		52

Cadence BanCorp	15		281

CaixaBank SA (Spain)	14		45

Capitec Bank Holdings Ltd. (South Africa)	5		559

Chiba Bank Ltd. (The) (Japan)	2		13

China Construction Bank Corp., Class H (China)	577		500

China Merchants Bank Co. Ltd., Class H (China)	37		188

CIMB Group Holdings Bhd. (Malaysia)	40		50

Citigroup, Inc.	52		4,167

Citizens Financial Group, Inc.	24		988

Comerica, Inc.	—	(a)	23

Commerce Bancshares, Inc.	8		571

Commerzbank AG (Germany)	4		25

Commonwealth Bank of Australia (Australia)	7		398

Concordia Financial Group Ltd. (Japan)	4		18

Credicorp Ltd. (Peru)	6		1,380

Credit Agricole SA (France)	5		66

CTBC Financial Holding Co. Ltd. (Taiwan)	192		144

Cullen/Frost Bankers, Inc.	5		495

Danske Bank A/S (Denmark)	3		42

DBS Group Holdings Ltd. (Singapore)	51		979

DNB ASA (Norway)	4		72

E.Sun Financial Holding Co. Ltd. (Taiwan)	129		121

East West Bancorp, Inc.	12		577

Erste Group Bank AG (Austria) *	40		1,493

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Banks — continued

Fifth Third Bancorp	16	497

FinecoBank Banca Fineco SpA (Italy)	53	633

First Hawaiian, Inc.	18	522

First Republic Bank	11	1,283

Fukuoka Financial Group, Inc. (Japan)	1	13

Grupo Financiero Banorte SAB de CV, Class O (Mexico)	217	1,212

Hana Financial Group, Inc. (South Korea)	4	118

Hang Seng Bank Ltd. (Hong Kong)	3	64

HDFC Bank Ltd., ADR (India)	60	3,792

HSBC Holdings plc (United Kingdom)	81	632

Huntington Bancshares, Inc.	64	958

IBERIABANK Corp.	5	383

ICICI Bank Ltd., ADR (India)	4	60

IndusInd Bank Ltd. (India)	3	70

Industrial & Commercial Bank of China Ltd., Class H (China)	458	353

Industrial Bank of Korea (South Korea)	2	25

ING Groep NV (Netherlands)	87	1,043

Intesa Sanpaolo SpA (Italy)	60	157

Israel Discount Bank Ltd., Class A (Israel)	5	22

Itau Unibanco Holding SA, ADR (Brazil)	171	1,567

Japan Post Bank Co. Ltd. (Japan)	2	16

Kasikornbank PCL (Thailand)	18	90

KB Financial Group, Inc. (South Korea)	4	151

KBC Group NV (Belgium)	10	744

KeyCorp	100	2,026

Komercni banka A/S (Czech Republic)	2	59

Kotak Mahindra Bank Ltd. (India)	27	641

Lloyds Banking Group plc (United Kingdom)	284	235

M&T Bank Corp.	7	1,239

Mebuki Financial Group, Inc. (Japan)	3	9

Mediobanca Banca di Credito Finanziario SpA (Italy)	3	28

Mitsubishi UFJ Financial Group, Inc. (Japan)	49	265

Mizrahi Tefahot Bank Ltd. (Israel)	1	15

Mizuho Financial Group, Inc. (Japan)	96	148

Moneta Money Bank A/S (Czech Republic) (c)	14	53

National Australia Bank Ltd. (Australia)	12	200

National Commercial Bank (Saudi Arabia)	9	113

Nordea Bank Abp (Finland)	13	105

OTP Bank Nyrt. (Hungary)	3	144

Oversea-Chinese Banking Corp. Ltd. (Singapore)	13	106

People’s United Financial, Inc.	1	14

INVESTMENTS	SHARES (000)		VALUE (000)

Banks — continued

Ping An Bank Co. Ltd., Class A (China)	32		76

PNC Financial Services Group, Inc. (The)	12		1,947

Postal Savings Bank of China Co. Ltd., Class H (China) (c)	135		92

Public Bank Bhd. (Malaysia)	61		289

Qatar National Bank QPSC (Qatar)	20		113

Raiffeisen Bank International AG (Austria)	1		15

Regions Financial Corp.	2		36

Resona Holdings, Inc. (Japan)	9		37

Royal Bank of Scotland Group plc (United Kingdom)	19		62

Sberbank of Russia PJSC, ADR (Russia)	4		63

Sberbank of Russia PJSC (Russia)	252		1,035

Sberbank of Russia PJSC, ADR (Russia)	14		231

Sberbank of Russia PJSC (Russia)	53		216

Seven Bank Ltd. (Japan)	2		8

Shinhan Financial Group Co. Ltd. (South Korea)	4		140

Shinsei Bank Ltd. (Japan)	1		11

Shizuoka Bank Ltd. (The) (Japan)	2		13

Signature Bank	4		495

Skandinaviska Enskilda Banken AB, Class A (Sweden)	6		61

Societe Generale SA (France)	3		114

Standard Chartered plc (United Kingdom)	11		106

Sumitomo Mitsui Financial Group, Inc. (Japan)	35		1,282

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		55

SVB Financial Group *	4		927

Svenska Handelsbanken AB, Class A (Sweden)	169		1,823

Swedbank AB, Class A (Sweden)	4		54

Truist Financial Corp.	35		1,949

UniCredit SpA (Italy)	8		117

United Overseas Bank Ltd. (Singapore)	5		98

US Bancorp	17		998

Wells Fargo & Co.	36		1,957

Western Alliance Bancorp	9		538

Westpac Banking Corp. (Australia)	14		239

Wintrust Financial Corp.	6		431

Woori Financial Group, Inc. (South Korea)	3		27

Zions Bancorp NA	—	(a)	20

			57,776

Beverages — 1.5%

Ambev SA, ADR (Brazil) *	129		603

Ambev SA (Brazil) *	38		180

Anheuser-Busch InBev SA/NV (Belgium)	14		1,135

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Beverages — continued

Asahi Group Holdings Ltd. (Japan)	2		68

Brown-Forman Corp., Class B	—	(a)	17

Budweiser Brewing Co. APAC Ltd. (China) * (c)	256		863

Carlsberg A/S, Class B (Denmark)	—	(a)	64

Cia Cervecerias Unidas SA, ADR (Chile)	1		22

Coca-Cola Amatil Ltd. (Australia)	2		16

Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	1		13

Coca-Cola Co. (The)	86		4,754

Coca-Cola European Partners plc (United Kingdom)	1		48

Coca-Cola HBC AG (Switzerland) *	1		27

Constellation Brands, Inc., Class A	7		1,356

Davide Campari-Milano SpA (Italy)	2		22

Diageo plc (United Kingdom)	73		3,088

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	6		595

Heineken Holding NV (Netherlands)	—	(a)	45

Heineken NV (Netherlands)	1		110

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (China)	4		67

Keurig Dr Pepper, Inc.	12		358

Kirin Holdings Co. Ltd. (Japan)	3		72

Kweichow Moutai Co. Ltd., Class A (China)	4		746

Molson Coors Brewing Co., Class B	—	(a)	2

Monster Beverage Corp. *	1		32

PepsiCo, Inc.	2		256

Pernod Ricard SA (France)	5		935

Remy Cointreau SA (France)	—	(a)	11

Suntory Beverage & Food Ltd. (Japan)	1		25

Treasury Wine Estates Ltd. (Australia)	3		34

			15,564

Biotechnology — 0.8%

AbbVie, Inc.	19		1,649

Alexion Pharmaceuticals, Inc. *	10		1,114

Amgen, Inc.	6		1,347

BeiGene Ltd., ADR (China) *	—	(a)	25

Biogen, Inc. *	1		366

CSL Ltd. (Australia)	2		351

Exact Sciences Corp. *	7		679

Exelixis, Inc. *	22		388

Galapagos NV (Belgium) *	—	(a)	36

Genmab A/S (Denmark) *	—	(a)	57

Gilead Sciences, Inc.	2		110

Grifols SA (Spain)	1		42

Incyte Corp. *	—	(a)	20

INVESTMENTS	SHARES (000)		VALUE (000)

Biotechnology — continued

Innovent Biologics, Inc. (China) * (c)	12		41

Intercept Pharmaceuticals, Inc. *	3		396

PeptiDream, Inc. (Japan) *	—	(a)	20

Regeneron Pharmaceuticals, Inc. *	3		1,002

Sage Therapeutics, Inc. *	3		202

Vertex Pharmaceuticals, Inc. *	4		889

			8,734

Building Products — 0.3%

AGC, Inc. (Japan)	1		25

Allegion plc	—	(a)	15

AO Smith Corp.	—	(a)	4

Assa Abloy AB, Class B (Sweden)	4		93

China Lesso Group Holdings Ltd. (China)	31		40

Cie de Saint-Gobain (France)	2		80

Daikin Industries Ltd. (Japan)	7		945

Fortune Brands Home & Security, Inc.	20		1,307

Geberit AG (Registered) (Switzerland)	—	(a)	84

Johnson Controls International plc	1		42

Kingspan Group plc (Ireland)	1		38

LIXIL Group Corp. (Japan)	1		19

Masco Corp.	—	(a)	18

Patrick Industries, Inc.	8		433

TOTO Ltd. (Japan)	1		26

Zhejiang Weixing New Building Materials Co. Ltd., Class A (China)	33		62

			3,231

Capital Markets — 1.9%

3i Group plc (United Kingdom)	4		56

Ameriprise Financial, Inc.	4		603

Amundi SA (France) (c)	—	(a)	20

ASX Ltd. (Australia)	1		42

B3 SA — Brasil Bolsa Balcao (Brazil)	11		114

Bank of New York Mellon Corp. (The)	1		57

BlackRock, Inc.	1		738

Cboe Global Markets, Inc.	—	(a)	17

Charles Schwab Corp. (The)	33		1,572

CME Group, Inc.	—	(a)	97

Credit Suisse Group AG (Registered) (Switzerland) *	10		138

Daiwa Securities Group, Inc. (Japan)	6		31

Deutsche Bank AG (Registered) (Germany)	8		61

Deutsche Boerse AG (Germany)	5		773

E*TRADE Financial Corp.	11		498

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Capital Markets — continued

Eaton Vance Corp.	7		327

FactSet Research Systems, Inc.	1		347

Focus Financial Partners, Inc., Class A *	12		340

Franklin Resources, Inc.	—	(a)	10

Goldman Sachs Group, Inc. (The)	—	(a)	100

Hargreaves Lansdown plc (United Kingdom)	1		30

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	56		1,806

Intercontinental Exchange, Inc.	10		943

Invesco Ltd.	12		218

Japan Exchange Group, Inc. (Japan)	2		35

Julius Baer Group Ltd. (Switzerland) *	1		47

KIWOOM Securities Co. Ltd. (South Korea) *	—	(a)	27

Lazard Ltd., Class A	11		436

London Stock Exchange Group plc (United Kingdom)	9		907

Macquarie Group Ltd. (Australia)	1		125

Magellan Financial Group Ltd. (Australia)	—	(a)	20

MarketAxess Holdings, Inc.	—	(a)	19

Moelis & Co., Class A	11		353

Moody’s Corp.	—	(a)	52

Morgan Stanley	82		4,213

Morningstar, Inc.	3		411

Moscow Exchange MICEX-RTS PJSC (Russia)	46		80

MSCI, Inc.	—	(a)	29

Nasdaq, Inc.	6		693

Natixis SA (France)	4		16

Nomura Holdings, Inc. (Japan)	13		68

Northern Trust Corp.	6		593

Partners Group Holding AG (Switzerland)	—	(a)	75

Raymond James Financial, Inc.	—	(a)	14

S&P Global, Inc.	5		1,322

SBI Holdings, Inc. (Japan)	1		19

Schroders plc (United Kingdom)	1		23

Singapore Exchange Ltd. (Singapore)	3		22

St James’s Place plc (United Kingdom)	2		33

Standard Life Aberdeen plc (United Kingdom)	10		42

State Street Corp.	—	(a)	39

T. Rowe Price Group, Inc.	8		1,025

TD Ameritrade Holding Corp.	5		245

UBS Group AG (Registered) (Switzerland) *	15		194

Yuanta Financial Holding Co. Ltd. (Taiwan)	117		79

			20,194

Chemicals — 0.9%

AdvanSix, Inc. *	7		131

INVESTMENTS	SHARES (000)		VALUE (000)

Chemicals — continued

Air Liquide SA (France)	2		268

Air Products & Chemicals, Inc.	—	(a)	70

Air Water, Inc. (Japan)	1		10

Akzo Nobel NV (Netherlands)	11		1,079

Albemarle Corp.	—	(a)	10

Arkema SA (France)	—	(a)	30

Asahi Kasei Corp. (Japan)	5		57

Asian Paints Ltd. (India)	21		522

Axalta Coating Systems Ltd. *	14		440

BASF SE (Germany)	4		276

Celanese Corp.	—	(a)	20

CF Industries Holdings, Inc.	—	(a)	14

Chr Hansen Holding A/S (Denmark)	—	(a)	33

Clariant AG (Registered) (Switzerland) *	1		18

Corteva, Inc.	1		29

Covestro AG (Germany) (c)	1		32

Croda International plc (United Kingdom)	1		36

Daicel Corp. (Japan)	1		9

Dow, Inc.	1		55

DuPont de Nemours, Inc.	9		571

Eastman Chemical Co.	9		704

Ecolab, Inc.	—	(a)	66

EMS-Chemie Holding AG (Registered) (Switzerland)	—	(a)	21

Evonik Industries AG (Germany)	1		23

FMC Corp.	—	(a)	17

Formosa Chemicals & Fibre Corp. (Taiwan)	15		44

Formosa Plastics Corp. (Taiwan)	45		150

FUCHS PETROLUB SE (Preference) (Germany)	—	(a)	14

Givaudan SA (Registered) (Switzerland)	—	(a)	119

Hitachi Chemical Co. Ltd. (Japan)	—	(a)	17

Incitec Pivot Ltd. (Australia)	6		14

International Flavors & Fragrances, Inc.	—	(a)	18

Israel Chemicals Ltd. (Israel)	3		14

Johnson Matthey plc (United Kingdom)	1		31

JSR Corp. (Japan)	1		13

Kansai Paint Co. Ltd. (Japan)	1		17

Koninklijke DSM NV (Netherlands)	1		95

Kuraray Co. Ltd. (Japan)	1		16

LANXESS AG (Germany)	—	(a)	24

LG Chem Ltd. (South Korea) *	—	(a)	116

Linde plc (United Kingdom)	1		154

Linde plc (United Kingdom)	4		922

Lotte Chemical Corp. (South Korea) *	—	(a)	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Chemicals — continued

LyondellBasell Industries NV, Class A	—	(a)	33

Mitsubishi Chemical Holdings Corp. (Japan)	5		37

Mitsubishi Gas Chemical Co., Inc. (Japan)	1		9

Mitsui Chemicals, Inc. (Japan)	1		17

Mosaic Co. (The)	—	(a)	5

Nippon Paint Holdings Co. Ltd. (Japan)	1		31

Nissan Chemical Corp. (Japan)	1		21

Nitto Denko Corp. (Japan)	1		34

Novozymes A/S, Class B (Denmark)	1		43

Orica Ltd. (Australia)	2		24

Petronas Chemicals Group Bhd. (Malaysia)	40		71

PPG Industries, Inc.	—	(a)	43

PTT Global Chemical PCL (Thailand)	13		26

Quaker Chemical Corp.	2		378

Saudi Basic Industries Corp. (Saudi Arabia)	4		101

Sherwin-Williams Co. (The)	—	(a)	66

Shin-Etsu Chemical Co. Ltd. (Japan)	10		1,045

Showa Denko KK (Japan)	1		13

Sika AG (Registered) (Switzerland)	1		96

Solvay SA (Belgium)	—	(a)	35

Sumitomo Chemical Co. Ltd. (Japan)	6		28

Symrise AG (Germany)	3		352

Taiyo Nippon Sanso Corp. (Japan)	1		11

Teijin Ltd. (Japan)	1		13

Toray Industries, Inc. (Japan)	6		37

Tosoh Corp. (Japan)	1		15

Umicore SA (Belgium)	1		38

UPL Ltd. (India)	10		85

Xinyangfeng Agricultural Technology Co. Ltd., Class A (China)	33		37

Yara International ASA (Norway)	1		29

			9,159

Commercial Services & Supplies — 0.6%

Brady Corp., Class A	12		698

Brambles Ltd. (Australia)	6		52

China Everbright International Ltd. (China)	76		61

Cintas Corp.	—	(a)	29

Copart, Inc. *	10		930

Country Garden Services Holdings Co. Ltd. (China)	18		61

Dai Nippon Printing Co. Ltd. (Japan)	1		27

Edenred (France)	1		49

G4S plc (United Kingdom)	6		18

Greentown Service Group Co. Ltd. (China) (c)	28		31

IAA, Inc. *	11		516

INVESTMENTS	SHARES (000)		VALUE (000)

Commercial Services & Supplies — continued

ISS A/S (Denmark)	1		15

KAR Auction Services, Inc.	9		191

MSA Safety, Inc.	6		704

Park24 Co. Ltd. (Japan)	1		12

Rentokil Initial plc (United Kingdom)	7		44

Republic Services, Inc.	—	(a)	26

Rollins, Inc.	—	(a)	6

Secom Co. Ltd. (Japan)	1		80

Securitas AB, Class B (Sweden)	1		22

Sohgo Security Services Co. Ltd. (Japan)	—	(a)	16

Toppan Printing Co. Ltd. (Japan)	1		23

Waste Connections, Inc.	26		2,397

Waste Management, Inc.	1		60

			6,068

Communications Equipment — 0.2%

Arista Networks, Inc. *	2		409

Cisco Systems, Inc.	19		930

CommScope Holding Co., Inc. *	26		374

F5 Networks, Inc. *	—	(a)	11

Juniper Networks, Inc.	—	(a)	11

Motorola Solutions, Inc.	—	(a)	37

Nokia OYJ (Finland)	22		83

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	12		107

			1,962

Construction & Engineering — 0.3%

ACS Actividades de Construccion y Servicios SA (Spain)	1		42

Bouygues SA (France)	1		38

China State Construction International Holdings Ltd. (China)	26		24

CIMIC Group Ltd. (Australia)	—	(a)	9

Eiffage SA (France)	—	(a)	36

Ferrovial SA (Spain)	2		60

HOCHTIEF AG (Germany)	—	(a)	13

Jacobs Engineering Group, Inc.	—	(a)	12

JGC Holdings Corp. (Japan)	1		14

Kajima Corp. (Japan)	2		24

Larsen & Toubro Ltd. (India)	5		100

Obayashi Corp. (Japan)	3		30

Quanta Services, Inc.	—	(a)	—	(a)

Shimizu Corp. (Japan)	2		23

Skanska AB, Class B (Sweden)	1		31

Taisei Corp. (Japan)	1		33

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Construction & Engineering — continued

Vinci SA (France)	17		1,842

WillScot Corp. *	31		573

			2,904

Construction Materials — 0.3%

Boral Ltd. (Australia)	5		15

CRH plc (Ireland)	3		130

Fletcher Building Ltd. (New Zealand)	4		12

HeidelbergCement AG (Germany)	1		43

James Hardie Industries plc, CHDI	2		37

LafargeHolcim Ltd. (Registered) (Switzerland) *	17		936

Martin Marietta Materials, Inc.	4		1,056

Siam Cement PCL (The) (Registered) (Thailand)	34		437

Taiheiyo Cement Corp. (Japan)	1		15

UltraTech Cement Ltd. (India)	1		66

Vulcan Materials Co.	5		778

			3,525

Consumer Finance — 0.3%

Acom Co. Ltd. (Japan)	2		7

AEON Financial Service Co. Ltd. (Japan)	—	(a)	6

American Express Co.	8		942

Capital One Financial Corp.	19		1,924

Credit Saison Co. Ltd. (Japan)	1		11

Discover Financial Services	—	(a)	36

Shriram Transport Finance Co. Ltd. (India)	4		60

Synchrony Financial	1		29

			3,015

Containers & Packaging — 0.6%

Amcor plc	2		24

AptarGroup, Inc.	9		1,079

Avery Dennison Corp.	6		799

Ball Corp.	24		1,562

Crown Holdings, Inc. *	14		1,025

Graphic Packaging Holding Co.	32		536

International Paper Co.	1		24

Packaging Corp. of America	6		640

Sealed Air Corp.	—	(a)	8

Smurfit Kappa Group plc (Ireland)	1		35

Toyo Seikan Group Holdings Ltd. (Japan)	1		9

Westrock Co.	13		541

			6,282

Distributors — 0.2%

Genuine Parts Co.	—	(a)	21

INVESTMENTS	SHARES (000)		VALUE (000)

Distributors — continued

Jardine Cycle & Carriage Ltd. (Singapore)	1		11

LKQ Corp. *	9		319

Pool Corp.	6		1,305

			1,656

Diversified Consumer Services — 0.1%

Benesse Holdings, Inc. (Japan)	—	(a)	8

Bright Horizons Family Solutions, Inc. *	5		718

Cogna Educacao (Brazil)	15		44

H&R Block, Inc.	—	(a)	3

ServiceMaster Global Holdings, Inc. *	6		232

			1,005

Diversified Financial Services — 0.3%

AMP Ltd. (Australia)	14		18

Berkshire Hathaway, Inc., Class B *	8		1,730

Chailease Holding Co. Ltd. (Taiwan)	22		101

Challenger Ltd. (Australia)	2		13

Eurazeo SE (France)	—	(a)	12

EXOR NV (Netherlands)	—	(a)	34

Far East Horizon Ltd. (China)	30		28

FirstRand Ltd. (South Africa)	142		638

Groupe Bruxelles Lambert SA (Belgium)	—	(a)	34

Industrivarden AB, Class C (Sweden)	1		17

Investor AB, Class B (Sweden)	2		99

Kinnevik AB, Class B (Sweden)	1		24

L E Lundbergforetagen AB, Class B (Sweden)	—	(a)	13

M&G plc (United Kingdom) *	136		426

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2		11

ORIX Corp. (Japan)	5		88

Pargesa Holding SA (Switzerland)	—	(a)	13

RMB Holdings Ltd. (South Africa)	39		227

Tokyo Century Corp. (Japan)	—	(a)	5

Wendel SA (France)	—	(a)	15

			3,546

Diversified Telecommunication Services — 0.6%

AT&T, Inc.	10		383

BT Group plc (United Kingdom)	34		86

Cellnex Telecom SA (Spain) (c)	1		43

CenturyLink, Inc.	1		17

China Unicom Hong Kong Ltd. (China)	98		92

Deutsche Telekom AG (Registered) (Germany)	14		226

Elisa OYJ (Finland)	1		31

HKT Trust & HKT Ltd. (Hong Kong)	15		21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Diversified Telecommunication Services — continued

Iliad SA (France)	—	(a)	14

Koninklijke KPN NV (Netherlands)	14		42

Nippon Telegraph & Telephone Corp. (Japan)	5		126

Orange SA (France)	81		1,195

PCCW Ltd. (Hong Kong)	17		10

Proximus SADP (Belgium)	1		18

Saudi Telecom Co. (Saudi Arabia)	2		65

Singapore Telecommunications Ltd. (Singapore)	33		82

Spark New Zealand Ltd. (New Zealand)	7		21

Swisscom AG (Registered) (Switzerland)	—	(a)	56

Telecom Italia SpA (Italy)	25		15

Telecom Italia SpA (Italy) *	38		24

Telefonica Brasil SA (Preference) (Brazil)	7		102

Telefonica Deutschland Holding AG (Germany)	4		10

Telefonica SA (Spain)	19		130

Telekomunikasi Indonesia Persero Tbk. PT (Indonesia)	369		106

Telenor ASA (Norway)	22		399

Telia Co. AB (Sweden)	11		47

Telstra Corp. Ltd. (Australia)	17		41

TPG Telecom Ltd. (Australia)	1		7

United Internet AG (Registered) (Germany)	1		16

Verizon Communications, Inc.	54		3,328

			6,753

Electric Utilities — 1.4%

Alliant Energy Corp.	—	(a)	7

American Electric Power Co., Inc.	21		1,989

AusNet Services (Australia)	7		9

Chubu Electric Power Co., Inc. (Japan)	3		37

Chugoku Electric Power Co., Inc. (The) (Japan)	1		16

CK Infrastructure Holdings Ltd. (Hong Kong)	3		18

CLP Holdings Ltd. (Hong Kong)	7		68

Duke Energy Corp.	6		540

Edison International	11		807

EDP — Energias de Portugal SA (Portugal)	10		44

Electricite de France SA (France)	2		27

Endesa SA (Spain)	1		35

Enel SpA (Italy)	126		1,002

Entergy Corp.	4		451

Equatorial Energia SA (Brazil)	13		71

Evergy, Inc.	—	(a)	—	(a)

Eversource Energy	—	(a)	37

Exelon Corp.	1		59

FirstEnergy Corp.	1		40

INVESTMENTS	SHARES (000)		VALUE (000)

Electric Utilities — continued

Fortum OYJ (Finland)	2		44

HK Electric Investments & HK Electric Investments Ltd. (Hong Kong) (c)	11		11

Iberdrola SA (Spain)	72		739

Kansai Electric Power Co., Inc. (The) (Japan)	3		32

Korea Electric Power Corp. (South Korea)	2		41

Kyushu Electric Power Co., Inc. (Japan)	2		14

Mercury NZ Ltd. (New Zealand)	3		9

NextEra Energy, Inc.	18		4,427

Orsted A/S (Denmark) (c)	1		78

Pinnacle West Capital Corp.	—	(a)	—	(a)

Portland General Electric Co.	8		438

Power Assets Holdings Ltd. (Hong Kong)	6		40

Power Grid Corp. of India Ltd. (India)	33		88

PPL Corp.	1		35

Red Electrica Corp. SA (Spain)	2		35

Southern Co. (The)	2		102

SSE plc (United Kingdom)	4		78

Tenaga Nasional Bhd. (Malaysia)	22		71

Terna Rete Elettrica Nazionale SpA (Italy)	6		37

Tohoku Electric Power Co., Inc. (Japan)	2		17

Tokyo Electric Power Co. Holdings, Inc. (Japan) *	6		26

Verbund AG (Austria)	—	(a)	14

Xcel Energy, Inc.	45		2,862

			14,495

Electrical Equipment — 0.9%

ABB Ltd. (Registered) (Switzerland)	7		177

AMETEK, Inc.	8		799

Bharat Heavy Electricals Ltd. (India)	55		33

Eaton Corp. plc	14		1,302

Emerson Electric Co.	1		71

Fuji Electric Co. Ltd. (Japan)	1		15

Generac Holdings, Inc. *	15		1,478

Legrand SA (France)	10		826

Melrose Industries plc (United Kingdom)	19		62

Mitsubishi Electric Corp. (Japan)	7		100

NARI Technology Co. Ltd., Class A (China)	17		52

Nidec Corp. (Japan)	6		751

Prysmian SpA (Italy)	1		24

Rockwell Automation, Inc.	—	(a)	31

Schneider Electric SE (France)	27		2,818

Siemens Gamesa Renewable Energy SA (Spain)	1		17

Vestas Wind Systems A/S (Denmark)	1		76

WEG SA (Brazil)	61		526

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Electrical Equipment — continued

Zhejiang Chint Electrics Co. Ltd., Class A (China)	13		50

			9,208

Electronic Equipment, Instruments & Components — 0.8%

Alps Alpine Co. Ltd. (Japan)	1		18

Amphenol Corp., Class A	7		707

Arrow Electronics, Inc. *	6		507

BOE Technology Group Co. Ltd., Class A (China)	52		34

CDW Corp.	—	(a)	27

Cognex Corp.	8		475

Corning, Inc.	1		30

Delta Electronics, Inc. (Taiwan)	124		627

FLIR Systems, Inc.	—	(a)	4

Halma plc (United Kingdom)	1		41

Hamamatsu Photonics KK (Japan)	1		25

Hexagon AB, Class B (Sweden)	1		58

Hirose Electric Co. Ltd. (Japan)	—	(a)	26

Hitachi High-Technologies Corp. (Japan)	—	(a)	28

Hitachi Ltd. (Japan)	4		160

Hon Hai Precision Industry Co. Ltd. (Taiwan)	34		103

Ingenico Group SA (France)	—	(a)	27

IPG Photonics Corp. *	—	(a)	7

Keyence Corp. (Japan)	7		2,317

Keysight Technologies, Inc. *	8		848

Kyocera Corp. (Japan)	1		89

Largan Precision Co. Ltd. (Taiwan)	3		501

Murata Manufacturing Co. Ltd. (Japan)	2		148

Omron Corp. (Japan)	1		41

Samsung SDI Co. Ltd. (South Korea)	1		114

Shimadzu Corp. (Japan)	1		28

Sunny Optical Technology Group Co. Ltd. (China)	7		121

TDK Corp. (Japan)	1		56

TE Connectivity Ltd.	—	(a)	43

Venture Corp. Ltd. (Singapore)	1		13

Yaskawa Electric Corp. (Japan)	1		38

Yokogawa Electric Corp. (Japan)	1		16

Zebra Technologies Corp., Class A *	4		1,046

			8,323

Energy Equipment & Services — 0.1%

Baker Hughes Co.	1		21

China Oilfield Services Ltd., Class H (China)	56		88

Core Laboratories NV	5		185

Halliburton Co.	1		29

Helmerich & Payne, Inc.	—	(a)	7

INVESTMENTS	SHARES (000)		VALUE (000)

Energy Equipment & Services — continued

National Oilwell Varco, Inc.	1		14

Patterson-UTI Energy, Inc.	27		284

Schlumberger Ltd.	2		75

TechnipFMC plc (United Kingdom)	1		12

Tenaris SA (Luxembourg)	2		21

Worley Ltd. (Australia)	1		14

			750

Entertainment — 0.6%

Activision Blizzard, Inc.	1		61

CD Projekt SA (Poland)	1		45

Cinemark Holdings, Inc.	15		496

Electronic Arts, Inc. *	—	(a)	42

Konami Holdings Corp. (Japan)	—	(a)	16

Live Nation Entertainment, Inc. *	—	(a)	13

NCSoft Corp. (South Korea) *	—	(a)	102

NetEase, Inc., ADR (China)	1		169

Netflix, Inc. *	10		3,085

Nexon Co. Ltd. (Japan) *	2		27

Nintendo Co. Ltd. (Japan)	1		200

Spotify Technology SA *	5		738

Square Enix Holdings Co. Ltd. (Japan)	—	(a)	20

Take-Two Interactive Software, Inc. *	9		1,127

Toho Co. Ltd. (Japan)	1		21

Ubisoft Entertainment SA (France) *	—	(a)	24

Vivendi SA (France)	4		105

Walt Disney Co. (The)	2		350

			6,641

Equity Real Estate Investment Trusts (REITs) — 1.2%

Alexandria Real Estate Equities, Inc.	—	(a)	25

American Homes 4 Rent, Class A	16		429

American Tower Corp.	1		137

Apartment Investment & Management Co., Class A	—	(a)	—	(a)

Ascendas (Singapore)	11		25

AvalonBay Communities, Inc.	—	(a)	45

Boston Properties, Inc.	—	(a)	27

British Land Co. plc (The) (United Kingdom)	4		32

Brixmor Property Group, Inc.	24		523

CapitaLand Commercial Trust (Singapore)	11		16

CapitaLand Mall Trust (Singapore)	11		19

Covivio (France)	—	(a)	21

Crown Castle International Corp.	1		79

CubeSmart	4		115

Daiwa House REIT Investment Corp. (Japan)	—	(a)	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Dexus (Australia)	4		36

Digital Realty Trust, Inc.	—	(a)	33

Duke Realty Corp.	—	(a)	17

EastGroup Properties, Inc.	7		881

Equinix, Inc.	—	(a)	68

Equity Residential	1		46

Essex Property Trust, Inc.	—	(a)	26

Extra Space Storage, Inc.	—	(a)	18

Federal Realty Investment Trust	3		440

Gecina SA (France)	—	(a)	33

Goodman Group (Australia)	7		61

GPT Group (The) (Australia)	8		30

Healthpeak Properties, Inc.	1		23

Host Hotels & Resorts, Inc.	1		18

ICADE (France)	—	(a)	13

Iron Mountain, Inc.	—	(a)	12

Japan Prime Realty Investment Corp. (Japan)	—	(a)	18

Japan Real Estate Investment Corp. (Japan)	—	(a)	33

Japan Retail Fund Investment Corp. (Japan)	—	(a)	24

Kimco Realty Corp.	27		562

Klepierre SA (France)	1		30

Land Securities Group plc (United Kingdom)	3		37

Link REIT (Hong Kong)	9		90

Mapletree Commercial Trust (Singapore)	8		14

Mid-America Apartment Communities, Inc.	10		1,273

Mirvac Group (Australia)	16		35

National Retail Properties, Inc.	13		702

Nippon Building Fund, Inc. (Japan)	—	(a)	44

Nippon Prologis REIT, Inc. (Japan)	—	(a)	20

Nomura Real Estate Master Fund, Inc. (Japan)	—	(a)	27

Orix JREIT, Inc. (Japan)	—	(a)	22

Outfront Media, Inc.	32		860

Prologis, Inc.	29		2,569

Public Storage	4		889

Rayonier, Inc.	15		498

Realty Income Corp.	—	(a)	32

Regency Centers Corp.	—	(a)	8

RLJ Lodging Trust	21		370

SBA Communications Corp.	—	(a)	36

Scentre Group (Australia)	21		57

Segro plc (United Kingdom)	4		53

Simon Property Group, Inc.	—	(a)	62

SL Green Realty Corp.	—	(a)	8

Stockland (Australia)	10		31

INVESTMENTS	SHARES (000)		VALUE (000)

Equity Real Estate Investment Trusts (REITs) — continued

Suntec (Singapore)	8		11

UDR, Inc.	—	(a)	18

Unibail-Rodamco-Westfield (France)	1		87

United Urban Investment Corp. (Japan)	—	(a)	23

Ventas, Inc.	13		774

Vicinity Centres (Australia)	13		23

Vornado Realty Trust	—	(a)	14

Welltower, Inc.	1		45

Weyerhaeuser Co.	11		336

			13,004

Food & Staples Retailing — 0.6%

Aeon Co. Ltd. (Japan)	3		54

BGF retail Co. Ltd. (South Korea) *	—	(a)	29

Bid Corp. Ltd. (South Africa)	38		903

BIM Birlesik Magazalar A/S (Turkey)	7		55

BJ’s Wholesale Club Holdings, Inc. *	18		404

Carrefour SA (France)	2		40

Casino Guichard Perrachon SA (France)	—	(a)	11

Cencosud SA (Chile)	14		19

Clicks Group Ltd. (South Africa)	5		92

Coles Group Ltd. (Australia)	5		47

Colruyt SA (Belgium)	—	(a)	11

Costco Wholesale Corp.	1		175

Dairy Farm International Holdings Ltd. (Hong Kong)	1		8

Dino Polska SA (Poland) * (c)	1		38

FamilyMart Co. Ltd. (Japan)	1		24

ICA Gruppen AB (Sweden)	—	(a)	18

J Sainsbury plc (United Kingdom)	7		22

Jeronimo Martins SGPS SA (Portugal)	1		17

Koninklijke Ahold Delhaize NV (Netherlands)	5		118

Kroger Co. (The)	1		31

Laobaixing Pharmacy Chain JSC, Class A (China)	5		44

Lawson, Inc. (Japan)	—	(a)	17

METRO AG (Germany)	1		12

Performance Food Group Co. *	22		1,125

Pick n Pay Stores Ltd. (South Africa)	10		46

President Chain Store Corp. (Taiwan)	68		690

Raia Drogasil SA (Brazil) *	15		415

Seven & i Holdings Co. Ltd. (Japan)	3		114

Shoprite Holdings Ltd. (South Africa)	3		30

SPAR Group Ltd. (The) (South Africa)	5		65

Sundrug Co. Ltd. (Japan)	—	(a)	11

Sysco Corp.	1		59

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Food & Staples Retailing — continued

Tesco plc (United Kingdom)	39		132

Tsuruha Holdings, Inc. (Japan)	—	(a)	13

Walgreens Boots Alliance, Inc.	14		823

Wal-Mart de Mexico SAB de CV (Mexico)	189		544

Walmart, Inc.	2		226

Welcia Holdings Co. Ltd. (Japan)	—	(a)	13

Wm Morrison Supermarkets plc (United Kingdom)	9		24

Woolworths Group Ltd. (Australia)	5		127

X5 Retail Group NV, GDR (Russia) (c)	2		82

			6,728

Food Products — 0.8%

a2 Milk Co. Ltd. (New Zealand) *	3		30

Ajinomoto Co., Inc. (Japan)	2		30

Almarai Co. JSC (Saudi Arabia)	4		50

Archer-Daniels-Midland Co.	1		34

Associated British Foods plc (United Kingdom)	1		50

Barry Callebaut AG (Registered) (Switzerland)	—	(a)	29

Calbee, Inc. (Japan)	—	(a)	10

Campbell Soup Co.	—	(a)	11

Chocoladefabriken Lindt & Spruengli AG (Switzerland)	—	(a)	39

Conagra Brands, Inc.	1		22

Danone SA (France)	2		206

Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	16		244

General Mills, Inc.	1		43

Hershey Co. (The)	—	(a)	29

Hormel Foods Corp.	—	(a)	17

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	7		33

JM Smucker Co. (The)	—	(a)	9

Kellogg Co.	—	(a)	23

Kerry Group plc, Class A (Ireland)	1		79

Kikkoman Corp. (Japan)	1		29

Kraft Heinz Co. (The)	1		27

Lamb Weston Holdings, Inc.	10		860

McCormick & Co., Inc. (Non-Voting)	—	(a)	27

MEIJI Holdings Co. Ltd. (Japan)	1		34

Mondelez International, Inc., Class A	2		106

Mowi ASA (Norway)	2		45

Nestle SA (Registered) (Switzerland)	51		5,493

NH Foods Ltd. (Japan)	—	(a)	12

Nisshin Seifun Group, Inc. (Japan)	1		14

Nissin Foods Holdings Co. Ltd. (Japan)	—	(a)	22

INVESTMENTS	SHARES (000)		VALUE (000)

Food Products — continued

Orkla ASA (Norway)	3		31

Post Holdings, Inc. *	6		669

Tiger Brands Ltd. (South Africa)	8		119

Toyo Suisan Kaisha Ltd. (Japan)	—	(a)	17

Tyson Foods, Inc., Class A	—	(a)	36

Uni-President Enterprises Corp. (Taiwan)	47		117

Vitasoy International Holdings Ltd. (Hong Kong)	4		15

WH Group Ltd. (Hong Kong) (c)	40		41

Wilmar International Ltd. (Singapore)	8		24

Yakult Honsha Co. Ltd. (Japan)	1		28

Yamazaki Baking Co. Ltd. (Japan)	1		9

			8,763

Gas Utilities — 0.1%

APA Group (Australia)	5		38

Atmos Energy Corp.	—	(a)	9

Beijing Enterprises Holdings Ltd. (China)	6		27

China Gas Holdings Ltd. (China)	23		85

Enagas SA (Spain)	1		24

ENN Energy Holdings Ltd. (China)	7		76

Hong Kong & China Gas Co. Ltd. (Hong Kong)	40		78

Kunlun Energy Co. Ltd. (China)	62		55

Naturgy Energy Group SA (Spain)	1		30

Osaka Gas Co. Ltd. (Japan)	2		29

Snam SpA (Italy)	8		43

Toho Gas Co. Ltd. (Japan)	—	(a)	12

Tokyo Gas Co. Ltd. (Japan)	2		39

			545

Health Care Equipment & Supplies — 1.1%

Abbott Laboratories	2		206

ABIOMED, Inc. *	—	(a)	10

Alcon, Inc. (Switzerland) *	11		600

Align Technology, Inc. *	—	(a)	26

Asahi Intecc Co. Ltd. (Japan)	1		23

Baxter International, Inc.	1		57

Becton Dickinson and Co.	—	(a)	99

BioMerieux (France)	—	(a)	15

Boston Scientific Corp. *	57		2,567

Carl Zeiss Meditec AG (Germany)	—	(a)	21

Cochlear Ltd. (Australia)	—	(a)	36

Coloplast A/S, Class B (Denmark)	—	(a)	59

Cooper Cos., Inc. (The)	—	(a)	21

Danaher Corp.	1		132

Demant A/S (Denmark) *	—	(a)	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Dentsply Sirona, Inc.	—	(a)	17

DexCom, Inc. *	4		807

Edwards Lifesciences Corp. *	—	(a)	65

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2		35

Hologic, Inc. *	—	(a)	19

Hoya Corp. (Japan)	2		143

ICU Medical, Inc. *	2		316

IDEXX Laboratories, Inc. *	3		773

Intuitive Surgical, Inc. *	3		1,797

Koninklijke Philips NV (Netherlands)	4		180

Medtronic plc	7		837

Olympus Corp. (Japan)	5		71

ResMed, Inc.	—	(a)	30

Sartorius AG (Preference) (Germany)	—	(a)	31

Siemens Healthineers AG (Germany) (c)	1		29

Smith & Nephew plc (United Kingdom)	33		802

Sonova Holding AG (Registered) (Switzerland)	—	(a)	51

STERIS plc	—	(a)	17

Straumann Holding AG (Registered) (Switzerland)	—	(a)	41

Stryker Corp.	—	(a)	91

Sysmex Corp. (Japan)	1		48

Teleflex, Inc.	—	(a)	22

Terumo Corp. (Japan)	3		92

Varian Medical Systems, Inc. *	—	(a)	17

West Pharmaceutical Services, Inc.	6		871

Zimmer Biomet Holdings, Inc.	8		1,132

			12,220

Health Care Providers & Services — 1.6%

Acadia Healthcare Co., Inc. *	11		368

Alfresa Holdings Corp. (Japan)	1		14

AmerisourceBergen Corp.	5		435

Anthem, Inc.	3		829

Cardinal Health, Inc.	—	(a)	20

Centene Corp. *	10		618

Cigna Corp.	10		2,136

CVS Health Corp.	2		130

DaVita, Inc. *	—	(a)	9

Encompass Health Corp.	10		663

Fresenius Medical Care AG & Co. KGaA (Germany)	1		63

Fresenius SE & Co. KGaA (Germany)	2		94

HCA Healthcare, Inc.	3		495

Henry Schein, Inc. *	5		341

Humana, Inc.	—	(a)	67

INVESTMENTS	SHARES (000)		VALUE (000)

Health Care Providers & Services — continued

IHH Healthcare Bhd. (Malaysia)	31		41

Jointown Pharmaceutical Group Co. Ltd., Class A (China)	22		44

Laboratory Corp. of America Holdings *	—	(a)	22

McKesson Corp.	—	(a)	34

Medipal Holdings Corp. (Japan)	1		16

Molina Healthcare, Inc. *	4		550

Mouwasat Medical Services Co. (Saudi Arabia)	2		41

NMC Health plc (United Arab Emirates)	—	(a)	9

Premier, Inc., Class A *	8		322

Quest Diagnostics, Inc.	6		626

Ramsay Health Care Ltd. (Australia)	1		33

Ryman Healthcare Ltd. (New Zealand)	2		18

Sinopharm Group Co. Ltd., Class H (China)	24		89

Sonic Healthcare Ltd. (Australia)	2		36

Suzuken Co. Ltd. (Japan)	—	(a)	12

UnitedHealth Group, Inc.	26		7,702

Universal Health Services, Inc., Class B	—	(a)	15

WellCare Health Plans, Inc. *	2		791

			16,683

Health Care Technology — 0.1%

Cerner Corp.	—	(a)	31

M3, Inc. (Japan)	2		51

Teladoc Health, Inc. *	11		927

Veeva Systems, Inc., Class A *	3		405

			1,414

Hotels, Restaurants & Leisure — 0.8%

Accor SA (France)	14		662

Aristocrat Leisure Ltd. (Australia)	2		54

Brinker International, Inc.	10		421

Carnival Corp.	1		27

Carnival plc	1		31

Chipotle Mexican Grill, Inc. *	—	(a)	26

Compass Group plc (United Kingdom)	6		158

Crown Resorts Ltd. (Australia)	1		13

CVC Brasil Operadora e Agencia de Viagens SA (Brazil) *	3		32

Darden Restaurants, Inc.	—	(a)	18

Flight Centre Travel Group Ltd. (Australia)	—	(a)	7

Flutter Entertainment plc (Ireland)	—	(a)	38

Galaxy Entertainment Group Ltd. (Macau)	9		66

Genting Singapore Ltd. (Singapore)	25		17

GVC Holdings plc (United Kingdom)	2		27

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Hilton Worldwide Holdings, Inc.	9		957

Huazhu Group Ltd., ADR (China) *	13		524

InterContinental Hotels Group plc (United Kingdom)	1		47

Las Vegas Sands Corp.	—	(a)	34

Marriott International, Inc., Class A	—	(a)	56

McDonald’s Corp.	6		1,218

McDonald’s Holdings Co. Japan Ltd. (Japan)	—	(a)	14

Melco Resorts & Entertainment Ltd., ADR (Hong Kong)	1		21

MGM Resorts International	1		23

Minor International PCL (Thailand)	58		69

Norwegian Cruise Line Holdings Ltd. *	—	(a)	17

OPAP SA (Greece)	2		32

Oriental Land Co. Ltd. (Japan)	1		109

Planet Fitness, Inc., Class A *	3		207

Royal Caribbean Cruises Ltd.	8		1,013

Sands China Ltd. (Macau)	222		1,184

SJM Holdings Ltd. (Macau)	8		9

Sodexo SA (France)	—	(a)	42

Starbucks Corp.	2		141

Tabcorp Holdings Ltd. (Australia)	8		27

TUI AG (Germany)	2		23

Wendy’s Co. (The)	9		201

Whitbread plc (United Kingdom)	1		35

Wynn Macau Ltd. (Macau)	6		16

Wynn Resorts Ltd.	—	(a)	18

Yum China Holdings, Inc. (China)	14		662

Yum! Brands, Inc.	—	(a)	41

			8,337

Household Durables — 0.3%

Barratt Developments plc (United Kingdom)	4		40

Berkeley Group Holdings plc (United Kingdom)	—	(a)	31

Casio Computer Co. Ltd. (Japan)	1		16

DR Horton, Inc.	—	(a)	24

Electrolux AB, Series B (Sweden)	1		22

Garmin Ltd.	7		683

Haier Electronics Group Co. Ltd. (Hong Kong)	15		47

Hangzhou Robam Appliances Co. Ltd., Class A (China)	14		66

Husqvarna AB, Class B (Sweden)	2		14

Iida Group Holdings Co. Ltd. (Japan)	1		10

Leggett & Platt, Inc.	—	(a)	9

Lennar Corp., Class A	—	(a)	21

INVESTMENTS	SHARES (000)		VALUE (000)

Household Durables — continued

Midea Group Co. Ltd., Class A (China)	68		569

Mohawk Industries, Inc. *	—	(a)	11

Newell Brands, Inc.	1		10

Nikon Corp. (Japan)	1		16

NVR, Inc. *	—	(a)	15

Panasonic Corp. (Japan)	9		83

Persimmon plc (United Kingdom)	1		45

PulteGroup, Inc.	—	(a)	13

Rinnai Corp. (Japan)	—	(a)	8

SEB SA (France)	—	(a)	14

Sekisui Chemical Co. Ltd. (Japan)	1		24

Sekisui House Ltd. (Japan)	3		56

Sharp Corp. (Japan)	1		12

Sony Corp. (Japan)	24		1,596

Suofeiya Home Collection Co. Ltd., Class A (China)	32		97

Taylor Wimpey plc (United Kingdom)	13		33

Whirlpool Corp.	—	(a)	13

Zhejiang Supor Co. Ltd., Class A (China)	6		62

			3,660

Household Products — 0.3%

Church & Dwight Co., Inc.	—	(a)	23

Clorox Co. (The)	2		254

Colgate-Palmolive Co.	1		81

Energizer Holdings, Inc.	12		606

Essity AB, Class B (Sweden)	2		78

Henkel AG & Co. KGaA (Germany)	—	(a)	40

Henkel AG & Co. KGaA (Preference) (Germany)	1		73

Hindustan Unilever Ltd. (India)	6		151

Kimberly-Clark Corp.	—	(a)	63

Lion Corp. (Japan)	1		18

Pigeon Corp. (Japan)	1		18

Procter & Gamble Co. (The)	12		1,538

Reckitt Benckiser Group plc (United Kingdom)	3		231

Unicharm Corp. (Japan)	2		54

Unilever Indonesia Tbk. PT (Indonesia)	69		210

			3,438

Independent Power and Renewable Electricity Producers — 0.0% (b)

AES Corp.	1		18

CGN Power Co. Ltd., Class H (China) (c)	222		59

Electric Power Development Co. Ltd. (Japan)	1		15

Meridian Energy Ltd. (New Zealand)	5		16

NRG Energy, Inc.	—	(a)	13

NTPC Ltd. (India)	49		82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — continued

Uniper SE (Germany)	1		27

			230

Industrial Conglomerates — 0.6%

3M Co.	1		137

Alfa SAB de CV, Class A (Mexico)	42		35

Ayala Corp. (Philippines)	3		39

Bidvest Group Ltd. (The) (South Africa)	24		358

Carlisle Cos., Inc.	3		432

CK Hutchison Holdings Ltd. (United Kingdom)	12		110

DCC plc (United Kingdom)	—	(a)	35

Fosun International Ltd. (China)	28		40

General Electric Co.	12		131

Honeywell International, Inc.	22		3,924

Jardine Matheson Holdings Ltd. (Hong Kong)	7		412

Jardine Strategic Holdings Ltd. (Hong Kong)	1		24

Keihan Holdings Co. Ltd. (Japan)	1		24

Keppel Corp. Ltd. (Singapore)	6		30

KOC Holding A/S (Turkey)	50		171

NWS Holdings Ltd. (Hong Kong)	6		8

Roper Technologies, Inc.	—	(a)	50

Sembcorp Industries Ltd. (Singapore)	4		7

Siemens AG (Registered) (Germany)	3		401

SK Holdings Co. Ltd. (South Korea)	—	(a)	83

Smiths Group plc (United Kingdom)	2		36

Toshiba Corp. (Japan)	2		68

			6,555

Insurance — 3.0%

Admiral Group plc (United Kingdom)	1		23

Aegon NV (Netherlands)	7		32

Aflac, Inc.	1		53

Ageas (Belgium)	1		43

AIA Group Ltd. (Hong Kong)	491		5,160

AIA Group Ltd. (Hong Kong)	42		441

Alleghany Corp. *	—	(a)	385

Allianz SE (Registered) (Germany)	11		2,816

Allstate Corp. (The)	—	(a)	52

American International Group, Inc.	14		713

Aon plc	—	(a)	77

Arthur J Gallagher & Co.	4		393

Assicurazioni Generali SpA (Italy)	4		90

Assurant, Inc.	—	(a)	11

Aviva plc (United Kingdom)	16		86

AXA SA (France)	32		895

INVESTMENTS	SHARES (000)		VALUE (000)

Insurance — continued

Baloise Holding AG (Registered) (Switzerland)	—	(a)	36

Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	1		30

China Life Insurance Co. Ltd. (Taiwan) *	82		70

China Life Insurance Co. Ltd., Class H (China)	66		184

China Pacific Insurance Group Co. Ltd., Class H (China)	22		87

Chubb Ltd.	5		757

Cincinnati Financial Corp.	—	(a)	21

CNP Assurances (France)	1		13

Dai-ichi Life Holdings, Inc. (Japan)	4		71

Direct Line Insurance Group plc (United Kingdom)	6		23

Everest Re Group Ltd.	—	(a)	15

Fairfax Financial Holdings Ltd. (Canada)	1		436

Fubon Financial Holding Co. Ltd. (Taiwan)	71		110

Gjensidige Forsikring ASA (Norway)	1		16

Globe Life, Inc.	—	(a)	14

Hannover Rueck SE (Germany)	—	(a)	48

Hartford Financial Services Group, Inc. (The)	11		664

HDFC Life Insurance Co. Ltd. (India) (c)	70		618

Insurance Australia Group Ltd. (Australia)	9		49

Japan Post Holdings Co. Ltd. (Japan)	6		58

Japan Post Insurance Co. Ltd. (Japan)	1		15

Kinsale Capital Group, Inc.	6		586

Legal & General Group plc (United Kingdom)	243		976

Lincoln National Corp.	—	(a)	6

Loews Corp.	29		1,538

Mapfre SA (Spain)	4		11

Marsh & McLennan Cos., Inc.	6		719

Medibank Pvt Ltd. (Australia)	11		25

MetLife, Inc.	1		53

MS&AD Insurance Group Holdings, Inc. (Japan)	2		63

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	3		1,003

NN Group NV (Netherlands)	1		47

PICC Property & Casualty Co. Ltd., Class H (China)	76		92

Ping An Insurance Group Co. of China Ltd., Class H (China)	273		3,225

Ping An Insurance Group Co. of China Ltd., Class H (China)	7		77

Poste Italiane SpA (Italy) (c)	2		24

Principal Financial Group, Inc.	—	(a)	19

Progressive Corp. (The)	22		1,609

Prudential Financial, Inc.	3		305

Prudential plc (United Kingdom)	119		2,274

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Insurance — continued

QBE Insurance Group Ltd. (Australia)	5		48

RLI Corp.	7		591

RSA Insurance Group plc (United Kingdom)	4		32

Sampo OYJ, Class A (Finland)	2		77

Sanlam Ltd. (South Africa)	56		314

SCOR SE (France)	1		27

Sompo Holdings, Inc. (Japan)	1		51

Sony Financial Holdings, Inc. (Japan)	1		14

Suncorp Group Ltd. (Australia)	5		46

Swiss Life Holding AG (Registered) (Switzerland)	—	(a)	70

Swiss Re AG (Switzerland)	9		963

T&D Holdings, Inc. (Japan)	2		28

Tokio Marine Holdings, Inc. (Japan)	16		879

Travelers Cos., Inc. (The)	9		1,271

Tryg A/S (Denmark)	—	(a)	15

Unum Group	—	(a)	—	(a)

Willis Towers Watson plc	—	(a)	35

WR Berkley Corp.	—	(a)	13

Zurich Insurance Group AG (Switzerland)	1		248

			31,979

Interactive Media & Services — 1.9%

Alphabet, Inc., Class A *	3		3,860

Alphabet, Inc., Class C *	6		8,501

Auto Trader Group plc (United Kingdom) (c)	4		29

Baidu, Inc., ADR (China) *	3		424

Facebook, Inc., Class A *	10		2,016

Kakaku.com, Inc. (Japan)	1		15

LINE Corp. (Japan) *	—	(a)	10

NAVER Corp. (South Korea) *	3		551

REA Group Ltd. (Australia)	—	(a)	16

Tencent Holdings Ltd. (China)	109		5,246

Twitter, Inc. *	1		33

Z Holdings Corp. (Japan)	11		45

			20,746

Internet & Direct Marketing Retail — 1.9%

Alibaba Group Holding Ltd., ADR (China) *	24		5,187

Amazon.com, Inc. *	6		11,229

Booking Holdings, Inc. *	—	(a)	797

Chewy, Inc., Class A *	7		206

Delivery Hero SE (Germany) * (c)	—	(a)	37

eBay, Inc.	1		37

Expedia Group, Inc.	—	(a)	20

Grubhub, Inc. *	6		273

INVESTMENTS	SHARES (000)		VALUE (000)

Internet & Direct Marketing Retail — continued

JD.com, Inc., ADR (China) *	17		604

MercadoLibre, Inc. (Argentina) *	2		952

Mercari, Inc. (Japan) *	—	(a)	6

Naspers Ltd., Class N (South Africa)	2		261

Ocado Group plc (United Kingdom) *	2		31

Prosus NV (China) *	7		517

Rakuten, Inc. (Japan)	3		29

Trip.com Group Ltd., ADR (China) *	3		94

Vipshop Holdings Ltd., ADR (China) *	3		42

Zalando SE (Germany) * (c)	1		28

ZOZO, Inc. (Japan)	—	(a)	8

			20,358

IT Services — 2.3%

Accenture plc, Class A	1		204

Adyen NV (Netherlands) * (c)	—	(a)	35

Akamai Technologies, Inc. *	—	(a)	18

Alliance Data Systems Corp.	—	(a)	6

Amadeus IT Group SA (Spain)	2		143

Atos SE (France)	—	(a)	33

Automatic Data Processing, Inc.	7		1,135

Booz Allen Hamilton Holding Corp.	11		812

Broadridge Financial Solutions, Inc.	—	(a)	16

Capgemini SE (France)	12		1,408

Cognizant Technology Solutions Corp., Class A	1		46

Computershare Ltd. (Australia)	2		23

CoreLogic, Inc. *	8		361

DXC Technology Co.	—	(a)	12

Fidelity National Information Services, Inc.	1		119

Fiserv, Inc. *	10		1,117

FleetCor Technologies, Inc. *	—	(a)	33

Fujitsu Ltd. (Japan)	1		66

Gartner, Inc. *	—	(a)	19

GDS Holdings Ltd., ADR (China) *	1		62

Global Payments, Inc.	10		1,790

GMO Payment Gateway, Inc. (Japan)	—	(a)	7

HCL Technologies Ltd. (India)	9		71

Infosys Ltd., ADR (India)	20		207

Infosys Ltd. (India)	108		1,109

International Business Machines Corp.	1		159

Itochu Techno-Solutions Corp. (Japan)	—	(a)	11

Jack Henry & Associates, Inc.	—	(a)	2

Leidos Holdings, Inc.	11		1,122

Mastercard, Inc., Class A	24		7,063

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

IT Services — continued

NEC Corp. (Japan)	1		41

Nomura Research Institute Ltd. (Japan)	1		30

NTT Data Corp. (Japan)	3		33

Obic Co. Ltd. (Japan)	—	(a)	40

Otsuka Corp. (Japan)	—	(a)	16

Paychex, Inc.	—	(a)	36

PayPal Holdings, Inc. *	25		2,660

Shopify, Inc., Class A (Canada) *	1		507

Tata Consultancy Services Ltd. (India)	57		1,714

VeriSign, Inc. *	—	(a)	27

Visa, Inc., Class A	9		1,662

Western Union Co. (The)	1		15

WEX, Inc. *	2		467

Wirecard AG (Germany)	—	(a)	56

Wix.com Ltd. (Israel) *	—	(a)	23

Worldline SA (France) * (c)	—	(a)	29

			24,565

Leisure Products — 0.1%

Bandai Namco Holdings, Inc. (Japan)	1		49

Brunswick Corp.	10		617

Hasbro, Inc.	—	(a)	17

Sankyo Co. Ltd. (Japan)	—	(a)	7

Sega Sammy Holdings, Inc. (Japan)	1		10

Shimano, Inc. (Japan)	—	(a)	49

Yamaha Corp. (Japan)	1		33

			782

Life Sciences Tools & Services — 0.3%

Agilent Technologies, Inc.	—	(a)	36

Eurofins Scientific SE (Luxembourg)	—	(a)	26

Illumina, Inc. *	2		769

IQVIA Holdings, Inc. *	—	(a)	37

Lonza Group AG (Registered) (Switzerland) *	—	(a)	108

Mettler-Toledo International, Inc. *	—	(a)	26

PerkinElmer, Inc.	—	(a)	14

QIAGEN NV *	1		31

Sartorius Stedim Biotech (France)	—	(a)	19

Syneos Health, Inc. *	7		414

Thermo Fisher Scientific, Inc.	6		1,940

Waters Corp. *	—	(a)	20

Wuxi Biologics Cayman, Inc. (China) * (c)	8		101

			3,541

INVESTMENTS	SHARES (000)		VALUE (000)

Machinery — 1.6%

Alfa Laval AB (Sweden)	1		33

Alstom SA (France)	10		468

Amada Holdings Co. Ltd. (Japan)	1		15

ANDRITZ AG (Austria)	—	(a)	13

Atlas Copco AB, Class A (Sweden)	21		855

Atlas Copco AB, Class B (Sweden)	2		54

Caterpillar, Inc.	1		111

China Conch Venture Holdings Ltd. (China)	15		63

CNH Industrial NV (United Kingdom)	4		44

Cummins, Inc.	—	(a)	38

Daifuku Co. Ltd. (Japan)	—	(a)	24

Deere & Co.	—	(a)	73

Douglas Dynamics, Inc.	5		298

Dover Corp.	7		779

Epiroc AB, Class A (Sweden)	3		33

Epiroc AB, Class B (Sweden)	2		19

FANUC Corp. (Japan)	4		702

Flowserve Corp.	—	(a)	4

Fortive Corp.	—	(a)	30

Gardner Denver Holdings, Inc. *	9		337

Gates Industrial Corp. plc *	28		382

GEA Group AG (Germany)	1		20

Hino Motors Ltd. (Japan)	1		12

Hitachi Construction Machinery Co. Ltd. (Japan)	—	(a)	12

Hiwin Technologies Corp. (Taiwan)	4		38

Hoshizaki Corp. (Japan)	—	(a)	18

IDEX Corp.	—	(a)	2

IHI Corp. (Japan)	1		14

Illinois Tool Works, Inc.	5		829

Ingersoll-Rand plc	5		682

JTEKT Corp. (Japan)	1		9

Kawasaki Heavy Industries Ltd. (Japan)	1		13

KION Group AG (Germany)	—	(a)	19

Knorr-Bremse AG (Germany)	—	(a)	21

Komatsu Ltd. (Japan)	35		838

Kone OYJ, Class B (Finland)	1		88

Kubota Corp. (Japan)	53		834

Kurita Water Industries Ltd. (Japan)	—	(a)	12

Lincoln Electric Holdings, Inc.	8		726

Makita Corp. (Japan)	17		601

Metso OYJ (Finland)	—	(a)	17

Middleby Corp. (The) *	3		351

MINEBEA MITSUMI, Inc. (Japan)	2		31

MISUMI Group, Inc. (Japan)	1		27

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Machinery — continued

Mitsubishi Heavy Industries Ltd. (Japan)	1		50

Nabtesco Corp. (Japan)	—	(a)	12

NGK Insulators Ltd. (Japan)	1		19

Nordson Corp.	3		476

NSK Ltd. (Japan)	2		14

PACCAR, Inc.	—	(a)	37

Parker-Hannifin Corp.	3		539

Pentair plc	—	(a)	6

RBC Bearings, Inc. *	4		623

Sandvik AB (Sweden)	4		88

Schindler Holding AG (Switzerland)	—	(a)	42

Schindler Holding AG (Registered) (Switzerland)	—	(a)	20

SKF AB, Class B (Sweden)	2		31

SMC Corp. (Japan)	2		823

Snap-on, Inc.	3		452

Spirax-Sarco Engineering plc (United Kingdom)	—	(a)	35

Stanley Black & Decker, Inc.	10		1,737

Sumitomo Heavy Industries Ltd. (Japan)	—	(a)	11

Techtronic Industries Co. Ltd. (Hong Kong)	72		584

THK Co. Ltd. (Japan)	1		13

Toro Co. (The)	16		1,246

Volvo AB, Class B (Sweden)	6		99

Wartsila OYJ Abp (Finland)	2		20

Weir Group plc (The) (United Kingdom)	1		21

Welbilt, Inc. *	16		247

Westinghouse Air Brake Technologies Corp.	—	(a)	19

Woodward, Inc.	6		674

Xylem, Inc.	—	(a)	19

Yangzijiang Shipbuilding Holdings Ltd. (China)	10		8

			17,554

Marine — 0.0% (b)

AP Moller — Maersk A/S, Class A (Denmark)	—	(a)	22

AP Moller — Maersk A/S, Class B (Denmark)	—	(a)	37

Kuehne + Nagel International AG (Registered) (Switzerland)	—	(a)	37

Mitsui OSK Lines Ltd. (Japan)	—	(a)	11

Nippon Yusen KK (Japan)	1		11

			118

Media — 0.9%

Altice Europe NV (Netherlands) *	3		18

Charter Communications, Inc., Class A *	7		3,589

Clear Channel Outdoor Holdings, Inc. *	11		31

Comcast Corp., Class A	42		1,868

INVESTMENTS	SHARES (000)		VALUE (000)

Media — continued

CyberAgent, Inc. (Japan)	—	(a)	14

Dentsu Group, Inc. (Japan)	1		34

Discovery, Inc., Class A *	20		643

Discovery, Inc., Class C *	11		344

DISH Network Corp., Class A *	19		675

Entercom Communications Corp., Class A	58		271

Eutelsat Communications SA (France)	1		12

Fox Corp., Class A	—	(a)	18

Fox Corp., Class B	—	(a)	9

Hakuhodo DY Holdings, Inc. (Japan)	1		14

iHeartMedia, Inc., Class A *	—	(a)	7

Informa plc (United Kingdom)	5		57

Interpublic Group of Cos., Inc. (The)	1		12

ITV plc (United Kingdom)	15		30

JCDecaux SA (France)	—	(a)	9

New York Times Co. (The), Class A	12		370

News Corp., Class A	—	(a)	—	(a)

News Corp., Class B	—	(a)	1

Nexstar Media Group, Inc., Class A	6		654

Omnicom Group, Inc.	—	(a)	24

Pearson plc (United Kingdom)	3		26

Publicis Groupe SA (France)	1		38

Schibsted ASA, Class B (Norway)	—	(a)	11

SES SA, FDR (Luxembourg)	1		21

Singapore Press Holdings Ltd. (Singapore)	6		10

Telenet Group Holding NV (Belgium)	—	(a)	9

ViacomCBS, Inc.	11		473

WPP plc (United Kingdom)	54		766

			10,058

Metals & Mining — 0.4%

Alrosa PJSC (Russia)	55		75

Alumina Ltd. (Australia)	10		16

Anglo American plc (South Africa)	4		121

Antofagasta plc (Chile)	2		20

ArcelorMittal SA (Luxembourg)	3		47

Baoshan Iron & Steel Co. Ltd., Class A (China)	82		68

BHP Group Ltd. (Australia)	62		1,699

BHP Group plc (Australia)	8		197

BlueScope Steel Ltd. (Australia)	2		22

Boliden AB (Sweden) *	1		30

Eregli Demir ve Celik Fabrikalari TAS (Turkey)	44		67

Evraz plc (Russia)	2		11

Fortescue Metals Group Ltd. (Australia)	6		42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Metals & Mining — continued

Freeport-McMoRan, Inc.	2		25

Gerdau SA (Preference) (Brazil)	16		78

Glencore plc (Switzerland) *	44		136

Grupo Mexico SAB de CV, Series B (Mexico)	39		107

Hindalco Industries Ltd. (India)	16		49

Hitachi Metals Ltd. (Japan)	1		13

JFE Holdings, Inc. (Japan)	2		26

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (c)	5		45

Maruichi Steel Tube Ltd. (Japan)	—	(a)	6

Mitsubishi Materials Corp. (Japan)	—	(a)	11

MMC Norilsk Nickel PJSC, ADR (Russia)	2		49

Newcrest Mining Ltd. (Australia)	3		64

Newmont Goldcorp Corp.	1		48

Nippon Steel Corp. (Japan)	3		48

Norsk Hydro ASA (Norway)	6		20

Nucor Corp.	—	(a)	23

POSCO (South Korea)	1		131

Rio Tinto Ltd. (Australia)	1		105

Rio Tinto plc (Australia)	14		833

Severstal PJSC, GDR (Russia) (c)	4		68

South32 Ltd. (Australia)	20		38

Sumitomo Metal Mining Co. Ltd. (Japan)	1		29

thyssenkrupp AG (Germany)	2		23

Vale SA, ADR (Brazil) *	18		233

voestalpine AG (Austria)	—	(a)	13

			4,636

Multiline Retail — 0.3%

Dollar General Corp.	—	(a)	54

Dollar Tree, Inc. *	—	(a)	29

Harvey Norman Holdings Ltd. (Australia)	2		7

Isetan Mitsukoshi Holdings Ltd. (Japan)	1		12

J Front Retailing Co. Ltd. (Japan)	1		14

Kohl’s Corp.	11		576

Lojas Renner SA (Brazil) *	59		828

Macy’s, Inc.	—	(a)	7

Marks & Spencer Group plc (United Kingdom)	8		23

Marui Group Co. Ltd. (Japan)	1		17

Next plc (United Kingdom)	1		51

Nordstrom, Inc.	12		497

Pan Pacific International Holdings Corp. (Japan)	2		33

Ryohin Keikaku Co. Ltd. (Japan)	19		447

Target Corp.	1		88

Wesfarmers Ltd. (Australia)	5		131

			2,814

INVESTMENTS	SHARES (000)		VALUE (000)

Multi-Utilities — 0.2%

AGL Energy Ltd. (Australia)	3		38

Ameren Corp.	—	(a)	25

CenterPoint Energy, Inc.	1		15

Centrica plc (United Kingdom)	23		27

CMS Energy Corp.	—	(a)	24

Consolidated Edison, Inc.	—	(a)	40

Dominion Energy, Inc.	1		96

DTE Energy Co.	—	(a)	31

E.ON SE (Germany)	9		96

Engie SA (France)	7		118

National Grid plc (United Kingdom)	14		174

NiSource, Inc.	8		215

NorthWestern Corp.	7		516

Public Service Enterprise Group, Inc.	1		40

RWE AG (Germany)	2		72

Sempra Energy	—	(a)	57

Suez (France)	1		22

Veolia Environnement SA (France)	2		57

WEC Energy Group, Inc.	—	(a)	39

			1,702

Oil, Gas & Consumable Fuels — 2.4%

Aker BP ASA (Norway)	—	(a)	14

Apache Corp.	1		13

BP plc (United Kingdom)	369		2,323

Cabot Oil & Gas Corp.	17		304

Caltex Australia Ltd. (Australia)	1		24

Chevron Corp.	38		4,634

China Petroleum & Chemical Corp., Class H (China)	230		138

China Shenhua Energy Co. Ltd., Class H (China)	46		95

Cimarex Energy Co.	6		341

CNOOC Ltd. (China)	53		88

Concho Resources, Inc.	—	(a)	24

ConocoPhillips	22		1,444

Devon Energy Corp.	1		13

Diamondback Energy, Inc.	25		2,363

Ecopetrol SA, ADR (Colombia)	2		32

Eni SpA (Italy)	10		157

EOG Resources, Inc.	7		548

EQT Corp.	26		281

Equinor ASA (Norway)	4		79

Equitrans Midstream Corp.	21		285

Exxon Mobil Corp.	6		396

Galp Energia SGPS SA (Portugal)	2		33

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Gazprom PJSC, ADR (Russia)	23		193

Halcon Resources Corp. * ‡	1		7

Hess Corp.	—	(a)	24

HollyFrontier Corp.	—	(a)	10

Idemitsu Kosan Co. Ltd. (Japan)	1		22

Inpex Corp. (Japan)	4		41

JXTG Holdings, Inc. (Japan)	13		58

Kinder Morgan, Inc.	42		893

Koninklijke Vopak NV (Netherlands)	—	(a)	16

LUKOIL PJSC, ADR (Russia)	3		280

Lundin Petroleum AB (Sweden)	1		26

Marathon Oil Corp.	—	(a)	—	(a)

Marathon Petroleum Corp.	12		726

Neste OYJ (Finland)	2		59

Noble Energy, Inc.	1		16

Novatek PJSC, GDR (Russia) (c)	—	(a)	43

Occidental Petroleum Corp.	1		49

Oil & Natural Gas Corp. Ltd. (India)	39		70

Oil Search Ltd. (Australia)	5		27

OMV AG (Austria)	1		34

ONEOK, Inc.	1		42

Origin Energy Ltd. (Australia)	7		42

Parsley Energy, Inc., Class A	15		283

PBF Energy, Inc., Class A	10		311

PetroChina Co. Ltd., Class H (China)	118		59

Petroleo Brasileiro SA (Preference) (Brazil)	38		282

Petronet LNG Ltd. (India)	13		50

Phillips 66	4		480

Pioneer Natural Resources Co.	10		1,472

Polski Koncern Naftowy ORLEN SA (Poland)	3		62

PTT Exploration & Production PCL (Thailand)	24		99

PTT PCL (Thailand)	98		143

Reliance Industries Ltd., GDR (India) (d)	5		191

Reliance Industries Ltd. (India)	6		129

Repsol SA (Spain)	6		91

Rosneft Oil Co. PJSC, GDR (Russia) (c)	5		38

Royal Dutch Shell plc, Class A (Netherlands)	80		2,374

Royal Dutch Shell plc, Class B (Netherlands)	15		443

Santos Ltd. (Australia)	7		41

SK Innovation Co. Ltd. (South Korea)	1		83

S-Oil Corp. (South Korea)	1		85

Tatneft PJSC, ADR (Russia)	1		51

Tatneft PJSC, ADR (Russia)	—	(a)	15

Thai Oil PCL (Thailand)	34		78

INVESTMENTS	SHARES (000)		VALUE (000)

Oil, Gas & Consumable Fuels — continued

TOTAL SA (France)	31		1,700

United Tractors Tbk. PT (Indonesia)	11		17

Valero Energy Corp.	1		52

Washington H Soul Pattinson & Co. Ltd. (Australia)	—	(a)	7

Williams Cos., Inc. (The)	32		751

Woodside Petroleum Ltd. (Australia)	4		90

			25,784

Paper & Forest Products — 0.0% (b)

Mondi plc (United Kingdom)	2		45

Mondi plc (United Kingdom)	1		26

Oji Holdings Corp. (Japan)	4		19

Sappi Ltd. (South Africa)	8		24

Stora Enso OYJ, Class R (Finland)	2		33

UPM-Kymmene OYJ (Finland)	2		74

			221

Personal Products — 0.5%

Beiersdorf AG (Germany)	—	(a)	48

Coty, Inc., Class A	24		273

Estee Lauder Cos., Inc. (The), Class A	—	(a)	62

Kao Corp. (Japan)	11		940

Kobayashi Pharmaceutical Co. Ltd. (Japan)	—	(a)	17

Kose Corp. (Japan)	—	(a)	15

LG Household & Health Care Ltd. (South Korea) *	—	(a)	58

L’Oreal SA (France)	4		1,163

Pola Orbis Holdings, Inc. (Japan)	—	(a)	9

Shiseido Co. Ltd. (Japan)	9		604

Unilever NV (United Kingdom)	26		1,520

Unilever plc (United Kingdom)	4		253

			4,962

Pharmaceuticals — 3.0%

Allergan plc	5		922

Astellas Pharma, Inc. (Japan)	8		128

AstraZeneca plc (United Kingdom)	5		526

Bayer AG (Registered) (Germany)	4		304

Bristol-Myers Squibb Co.	53		3,405

Catalent, Inc. *	23		1,287

Chugai Pharmaceutical Co. Ltd. (Japan)	1		83

CSPC Pharmaceutical Group Ltd. (China)	42		100

Daiichi Sankyo Co. Ltd. (Japan)	2		152

Eisai Co. Ltd. (Japan)	1		75

Elanco Animal Health, Inc. *	14		423

Eli Lilly & Co.	18		2,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Pharmaceuticals — continued

GlaxoSmithKline plc (United Kingdom)	87		2,049

H Lundbeck A/S (Denmark)	—	(a)	11

Hisamitsu Pharmaceutical Co., Inc. (Japan)	—	(a)	10

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1		32

Ipsen SA (France)	—	(a)	14

Jazz Pharmaceuticals plc *	5		719

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	6		69

Johnson & Johnson	14		2,027

Kyowa Kirin Co. Ltd. (Japan)	1		21

Merck & Co., Inc.	40		3,671

Merck KGaA (Germany)	1		61

Mitsubishi Tanabe Pharma Corp. (Japan)	1		15

Mylan NV *	1		14

Nektar Therapeutics *	5		98

Nippon Shinyaku Co. Ltd. (Japan)	—	(a)	9

Novartis AG (Registered) (Switzerland)	43		4,062

Novo Nordisk A/S, Class B (Denmark)	51		2,956

Ono Pharmaceutical Co. Ltd. (Japan)	2		34

Orion OYJ, Class B (Finland)	—	(a)	20

Otsuka Holdings Co. Ltd. (Japan)	2		71

Perrigo Co. plc	—	(a)	9

Pfizer, Inc.	43		1,676

Prestige Consumer Healthcare, Inc. *	6		257

Recordati SpA (Italy)	—	(a)	18

Richter Gedeon Nyrt. (Hungary)	3		65

Roche Holding AG (Switzerland)	9		2,828

Sanofi (France)	5		454

Santen Pharmaceutical Co. Ltd. (Japan)	1		27

Shionogi & Co. Ltd. (Japan)	1		68

Sumitomo Dainippon Pharma Co. Ltd. (Japan)	1		12

Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	—	(a)	15

Takeda Pharmaceutical Co. Ltd. (Japan)	6		241

Teva Pharmaceutical Industries Ltd., ADR (Israel) *	4		42

TherapeuticsMD, Inc. *	47		114

UCB SA (Belgium)	1		40

Vifor Pharma AG (Switzerland)	—	(a)	34

Zoetis, Inc.	1		84

			31,713

Professional Services — 0.3%

51job, Inc., ADR (China) *	1		65

Adecco Group AG (Registered) (Switzerland)	1		41

Bureau Veritas SA (France)	1		30

Equifax, Inc.	—	(a)	23

INVESTMENTS	SHARES (000)		VALUE (000)

Professional Services — continued

Experian plc (United Kingdom)	4		123

FTI Consulting, Inc. *	3		319

IHS Markit Ltd. *	10		764

Intertek Group plc (United Kingdom)	1		50

Nielsen Holdings plc	—	(a)	9

Persol Holdings Co. Ltd. (Japan)	1		13

Randstad NV (Netherlands)	—	(a)	29

Recruit Holdings Co. Ltd. (Japan)	5		202

RELX plc (United Kingdom)	31		793

RELX plc (United Kingdom)	8		197

Robert Half International, Inc.	—	(a)	8

SEEK Ltd. (Australia)	1		22

SGS SA (Registered) (Switzerland)	—	(a)	60

Teleperformance (France)	—	(a)	56

Verisk Analytics, Inc.	—	(a)	32

Wolters Kluwer NV (Netherlands)	1		81

			2,917

Real Estate Management & Development — 0.6%

Aeon Mall Co. Ltd. (Japan)	—	(a)	7

Aroundtown SA (Germany)	4		34

Ayala Land, Inc. (Philippines)	59		53

Azrieli Group Ltd. (Israel)	—	(a)	12

CapitaLand Ltd. (Singapore)	11		29

CBRE Group, Inc., Class A *	28		1,716

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (China)	29		82

China Overseas Land & Investment Ltd. (China)	38		148

China Resources Land Ltd. (China)	26		129

China Vanke Co. Ltd., Class H (China)	29		125

City Developments Ltd. (Singapore)	2		14

CK Asset Holdings Ltd. (Hong Kong)	100		722

Country Garden Holdings Co. Ltd. (China)	92		147

Cushman & Wakefield plc *	25		507

Daito Trust Construction Co. Ltd. (Japan)	—	(a)	37

Daiwa House Industry Co. Ltd. (Japan)	2		71

Deutsche Wohnen SE (Germany)	1		58

Hang Lung Properties Ltd. (Hong Kong)	8		18

Henderson Land Development Co. Ltd. (Hong Kong)	6		27

Hongkong Land Holdings Ltd. (Hong Kong)	4		22

Hulic Co. Ltd. (Japan)	1		12

Kerry Properties Ltd. (Hong Kong)	3		8

Lendlease Group (Australia)	2		29

Longfor Group Holdings Ltd. (China) (c)	23		108

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Real Estate Management & Development — continued

Mitsubishi Estate Co. Ltd. (Japan)	5		90

Mitsui Fudosan Co. Ltd. (Japan)	54		1,317

New World Development Co. Ltd. (Hong Kong)	24		33

Nomura Real Estate Holdings, Inc. (Japan)	1		12

Sino Land Co. Ltd. (Hong Kong)	12		17

Sumitomo Realty & Development Co. Ltd. (Japan)	1		45

Sun Hung Kai Properties Ltd. (Hong Kong)	7		100

Swire Pacific Ltd., Class A (Hong Kong)	2		19

Swire Properties Ltd. (Hong Kong)	5		16

Swiss Prime Site AG (Registered) (Switzerland) *	—	(a)	36

Tokyu Fudosan Holdings Corp. (Japan)	3		17

UOL Group Ltd. (Singapore)	2		12

Vonovia SE (Germany)	2		111

Wharf Real Estate Investment Co. Ltd. (Hong Kong)	5		30

Wheelock & Co. Ltd. (Hong Kong)	3		20

			5,990

Road & Rail — 0.7%

Aurizon Holdings Ltd. (Australia)	8		30

Central Japan Railway Co. (Japan)	1		121

ComfortDelGro Corp. Ltd. (Singapore)	9		16

Container Corp. of India Ltd. (India)	6		45

CSX Corp.	1		77

East Japan Railway Co. (Japan)	1		108

Hankyu Hanshin Holdings, Inc. (Japan)	1		39

JB Hunt Transport Services, Inc.	—	(a)	13

Kansas City Southern	—	(a)	20

Keikyu Corp. (Japan)	1		17

Keio Corp. (Japan)	—	(a)	24

Keisei Electric Railway Co. Ltd. (Japan)	1		19

Kintetsu Group Holdings Co. Ltd. (Japan)	1		38

Knight-Swift Transportation Holdings, Inc.	12		432

Kyushu Railway Co. (Japan)	1		20

Landstar System, Inc.	4		407

Localiza Rent a Car SA (Brazil) *	7		81

Lyft, Inc., Class A *	8		348

MTR Corp. Ltd. (Hong Kong)	6		35

Nagoya Railroad Co. Ltd. (Japan)	1		22

Nippon Express Co. Ltd. (Japan)	—	(a)	18

Norfolk Southern Corp.	16		3,158

Odakyu Electric Railway Co. Ltd. (Japan)	1		28

Old Dominion Freight Line, Inc.	4		740

Seibu Holdings, Inc. (Japan)	1		13

Tobu Railway Co. Ltd. (Japan)	1		25

INVESTMENTS	SHARES (000)		VALUE (000)

Road & Rail — continued

Tokyu Corp. (Japan)	35		649

Union Pacific Corp.	6		1,019

West Japan Railway Co. (Japan)	1		61

			7,623

Semiconductors & Semiconductor Equipment — 2.8%

Advanced Micro Devices, Inc. *	57		2,594

Advantest Corp. (Japan)	1		45

Analog Devices, Inc.	29		3,414

Applied Materials, Inc.	1		76

ASE Technology Holding Co. Ltd. (Taiwan)	18		50

ASM Pacific Technology Ltd. (Hong Kong)	1		17

ASML Holding NV (Netherlands)	12		3,408

Broadcom, Inc.	1		169

Cabot Microelectronics Corp.	4		585

Disco Corp. (Japan)	—	(a)	24

Global Unichip Corp. (Taiwan)	4		32

Globalwafers Co. Ltd. (Taiwan)	4		51

Infineon Technologies AG (Germany)	44		985

Intel Corp.	6		354

KLA Corp.	4		799

Lam Research Corp.	—	(a)	56

Maxim Integrated Products, Inc.	8		479

MediaTek, Inc. (Taiwan)	7		104

Microchip Technology, Inc.	4		401

Micron Technology, Inc. *	1		79

Nanya Technology Corp. (Taiwan)	19		53

NVIDIA Corp.	6		1,328

NXP Semiconductors NV (Netherlands)	1		145

Qorvo, Inc. *	—	(a)	18

QUALCOMM, Inc.	17		1,504

Renesas Electronics Corp. (Japan) *	3		21

Rohm Co. Ltd. (Japan)	—	(a)	32

SK Hynix, Inc. (South Korea)	3		265

Skyworks Solutions, Inc.	—	(a)	27

STMicroelectronics NV (Switzerland)	3		76

SUMCO Corp. (Japan)	1		18

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	12		673

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	311		3,442

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	81		4,680

Texas Instruments, Inc.	29		3,674

Tokyo Electron Ltd. (Japan)	1		131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Vanguard International Semiconductor Corp. (Taiwan)	34		90

Xilinx, Inc.	5		486

			30,385

Software — 3.1%

Adobe, Inc. *	1		215

ANSYS, Inc. *	—	(a)	30

Aspen Technology, Inc. *	4		498

Autodesk, Inc. *	—	(a)	53

AVEVA Group plc (United Kingdom)	—	(a)	16

Beijing Shiji Information Technology Co. Ltd., Class A (China)	6		34

Cadence Design Systems, Inc. *	—	(a)	26

Check Point Software Technologies Ltd. (Israel) *	—	(a)	55

Citrix Systems, Inc.	—	(a)	11

Coupa Software, Inc. *	2		275

CyberArk Software Ltd. *	—	(a)	18

Dassault Systemes SE (France)	1		86

Fair Isaac Corp. *	1		362

Fortinet, Inc. *	—	(a)	20

Guidewire Software, Inc. *	4		479

Intuit, Inc.	5		1,224

Kingdee International Software Group Co. Ltd. (China)	50		50

Micro Focus International plc (United Kingdom)	1		19

Microsoft Corp.	108		17,073

Nice Ltd. (Israel) *	—	(a)	39

NortonLifeLock, Inc.	1		19

Oracle Corp. (Japan)	—	(a)	9

Oracle Corp.	3		156

Q2 Holdings, Inc. *	6		521

Sage Group plc (The) (United Kingdom)	4		43

salesforce.com, Inc. *	26		4,290

SAP SE (Germany)	14		1,910

ServiceNow, Inc. *	3		928

Slack Technologies, Inc., Class A *	17		372

Splunk, Inc. *	3		470

SS&C Technologies Holdings, Inc.	19		1,156

Synopsys, Inc. *	5		681

Tata Elxsi Ltd. (India)	3		38

Temenos AG (Registered) (Switzerland) *	—	(a)	41

Trade Desk, Inc. (The), Class A *	3		784

Trend Micro, Inc. (Japan)	—	(a)	21

Tyler Technologies, Inc. *	2		625

INVESTMENTS	SHARES (000)		VALUE (000)

Software — continued

WiseTech Global Ltd. (Australia)	1		9

Workday, Inc., Class A *	1		133

Yonyou Network Technology Co. Ltd., Class A (China)	18		73

Zscaler, Inc. *	6		279

			33,141

Specialty Retail — 1.6%

ABC-Mart, Inc. (Japan)	—	(a)	14

Advance Auto Parts, Inc.	—	(a)	15

AutoZone, Inc. *	1		1,060

Best Buy Co., Inc.	6		547

CarMax, Inc. *	—	(a)	19

Dufry AG (Registered) (Switzerland) *	—	(a)	18

Fast Retailing Co. Ltd. (Japan)	—	(a)	119

Gap, Inc. (The)	—	(a)	—	(a)

Hennes & Mauritz AB, Class B (Sweden)	3		65

Hikari Tsushin, Inc. (Japan)	—	(a)	25

Home Depot, Inc. (The)	18		3,906

Industria de Diseno Textil SA (Spain)	43		1,532

JD Sports Fashion plc (United Kingdom)	2		19

Kingfisher plc (United Kingdom)	9		25

L Brands, Inc.	—	(a)	6

Lowe’s Cos., Inc.	1		124

Mr Price Group Ltd. (South Africa)	16		206

Murphy USA, Inc. *	4		464

National Vision Holdings, Inc. *	11		370

Nitori Holdings Co. Ltd. (Japan)	—	(a)	47

O’Reilly Automotive, Inc. *	8		3,597

Ross Stores, Inc.	19		2,187

Shimamura Co. Ltd. (Japan)	—	(a)	8

Tiffany & Co.	5		661

TJX Cos., Inc. (The)	25		1,497

Tractor Supply Co.	7		649

Ulta Beauty, Inc. *	—	(a)	19

USS Co. Ltd. (Japan)	1		19

Yamada Denki Co. Ltd. (Japan)	3		14

			17,232

Technology Hardware, Storage & Peripherals — 1.5%

Advantech Co. Ltd. (Taiwan)	6		61

Apple, Inc.	36		10,473

Brother Industries Ltd. (Japan)	1		17

Canon, Inc. (Japan)	4		110

Catcher Technology Co. Ltd. (Taiwan)	11		83

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — continued

FUJIFILM Holdings Corp. (Japan)	2		72

Hewlett Packard Enterprise Co.	14		214

HP, Inc.	2		41

Inventec Corp. (Taiwan)	68		52

Konica Minolta, Inc. (Japan)	2		12

NetApp, Inc.	—	(a)	19

Quanta Computer, Inc. (Taiwan)	36		77

Ricoh Co. Ltd. (Japan)	3		28

Samsung Electronics Co. Ltd. (South Korea)	98		4,729

Seagate Technology plc	—	(a)	18

Seiko Epson Corp. (Japan)	1		15

Western Digital Corp.	—	(a)	25

Xerox Holdings Corp.	—	(a)	9

			16,055

Textiles, Apparel & Luxury Goods — 0.8%

adidas AG (Germany)	3		918

ANTA Sports Products Ltd. (China)	3		27

Burberry Group plc (United Kingdom)	35		1,025

Capri Holdings Ltd. *	—	(a)	8

Carter’s, Inc.	4		393

CCC SA (Poland)	1		26

Cie Financiere Richemont SA (Registered) (Switzerland)	10		780

Columbia Sportswear Co.	4		352

EssilorLuxottica SA (France)	6		885

Hanesbrands, Inc.	—	(a)	7

Hermes International (France)	—	(a)	95

Kering SA (France)	—	(a)	199

Lululemon Athletica, Inc. *	3		782

LVMH Moet Hennessy Louis Vuitton SE (France)	6		2,751

Moncler SpA (Italy)	1		33

NIKE, Inc., Class B	2		180

Pandora A/S (Denmark)	—	(a)	18

Puma SE (Germany)	—	(a)	26

PVH Corp.	—	(a)	10

Ralph Lauren Corp.	—	(a)	4

Shenzhou International Group Holdings Ltd. (China)	8		111

Swatch Group AG (The) (Switzerland)	—	(a)	32

Swatch Group AG (The) (Registered) (Switzerland)	—	(a)	12

Tapestry, Inc.	—	(a)	10

Under Armour, Inc., Class A *	—	(a)	1

Under Armour, Inc., Class C *	—	(a)	5

INVESTMENTS	SHARES (000)		VALUE (000)

Textiles, Apparel & Luxury Goods — continued

VF Corp.	—	(a)	44

Yue Yuen Industrial Holdings Ltd. (Hong Kong)	3		7

			8,741

Thrifts & Mortgage Finance — 0.3%

Housing Development Finance Corp. Ltd. (India)	87		2,941

Tobacco — 0.2%

Altria Group, Inc.	3		125

British American Tobacco plc (United Kingdom)	9		391

Hanjaya Mandala Sampoerna Tbk. PT (Indonesia)	223		34

Imperial Brands plc (United Kingdom)	4		94

ITC Ltd. (India)	222		741

Japan Tobacco, Inc. (Japan)	5		109

KT&G Corp. (South Korea)	1		101

Philip Morris International, Inc.	11		964

Swedish Match AB (Sweden)	1		35

			2,594

Trading Companies & Distributors — 0.2%

AerCap Holdings NV (Ireland) *	1		31

Applied Industrial Technologies, Inc.	7		462

Ashtead Group plc (United Kingdom)	2		60

BOC Aviation Ltd. (Singapore) (c)	3		31

Brenntag AG (Germany)	1		33

Bunzl plc (United Kingdom)	1		37

Fastenal Co.	1		28

Ferguson plc	11		965

ITOCHU Corp. (Japan)	5		125

Marubeni Corp. (Japan)	6		46

Mitsubishi Corp. (Japan)	5		143

Mitsui & Co. Ltd. (Japan)	7		117

MonotaRO Co. Ltd. (Japan)	1		13

Sumitomo Corp. (Japan)	5		71

Toyota Tsusho Corp. (Japan)	1		28

United Rentals, Inc. *	—	(a)	18

WW Grainger, Inc.	—	(a)	19

			2,227

Transportation Infrastructure — 0.1%

Aena SME SA (Spain) (c)	—	(a)	52

Aeroports de Paris (France)	—	(a)	24

Atlantia SpA (Italy)	2		46

Auckland International Airport Ltd. (New Zealand)	4		23

DP World plc (United Arab Emirates)	2		28

Fraport AG Frankfurt Airport Services Worldwide (Germany)	—	(a)	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Transportation Infrastructure — continued

Getlink SE (France)	2		31

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	6		67

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	4		81

International Container Terminal Services, Inc. (Philippines)	15		38

Japan Airport Terminal Co. Ltd. (Japan)	—	(a)	11

Kamigumi Co. Ltd. (Japan)	—	(a)	9

SATS Ltd. (Singapore)	3		11

Sydney Airport (Australia)	4		27

Transurban Group (Australia)	11		114

			576

Water Utilities — 0.0% (b)

American Water Works Co., Inc.	—	(a)	30

Severn Trent plc (United Kingdom)	1		32

United Utilities Group plc (United Kingdom)	3		34

			96

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV, Series L (Mexico)	220		176

China Mobile Ltd. (China)	25		207

KDDI Corp. (Japan)	7		209

Millicom International Cellular SA, SDR (Colombia)	—	(a)	19

Mobile TeleSystems PJSC, ADR (Russia)	5		47

MTN Group Ltd. (South Africa)	4		23

NTT DOCOMO, Inc. (Japan)	5		148

Softbank Corp. (Japan)	7		90

SoftBank Group Corp. (Japan)	6		278

Taiwan Mobile Co. Ltd. (Taiwan)	16		60

Tele2 AB, Class B (Sweden)	2		30

TIM Participacoes SA (Brazil) *	23		89

T-Mobile US, Inc. *	—	(a)	33

Turkcell Iletisim Hizmetleri A/S (Turkey)	16		36

Vodacom Group Ltd. (South Africa)	11		88

Vodafone Group plc (United Kingdom)	106		207

			1,740

Total Common Stocks (Cost $461,092)			626,981

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 8.0%

Aerospace & Defense — 0.2%

Arconic, Inc.

5.13%, 10/1/2024	149	163

5.90%, 2/1/2027	154	176

5.95%, 2/1/2037	61	68

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (d)	87	89

7.50%, 3/15/2025 (d)	105	108

7.88%, 4/15/2027 (d)	98	101

BWX Technologies, Inc. 5.38%, 7/15/2026 (d)	40	43

L3Harris Technologies, Inc. 3.85%, 12/15/2026 (d)	100	107

Precision Castparts Corp. 4.20%, 6/15/2035	150	166

TransDigm, Inc. 6.25%, 3/15/2026 (d)	282	305

Triumph Group, Inc.

6.25%, 9/15/2024 (d)	15	16

7.75%, 8/15/2025	85	88

United Technologies Corp.

5.40%, 5/1/2035	40	52

4.63%, 11/16/2048	350	437

		1,919

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc.

6.50%, 6/15/2022 (d)	74	75

6.13%, 9/1/2023 (d)	157	162

6.75%, 8/15/2024 (d)	148	161

		398

Airlines — 0.0% (b)

United Airlines Holdings, Inc. 5.00%, 2/1/2024	69	74

Auto Components — 0.2%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (d)	200	179

Adient US LLC 7.00%, 5/15/2026 (d)	115	125

Allison Transmission, Inc.

5.00%, 10/1/2024 (d)	110	113

4.75%, 10/1/2027 (d)	20	21

5.88%, 6/1/2029 (d)	90	98

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	260	271

6.25%, 3/15/2026	183	187

6.50%, 4/1/2027	245	254

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (d)	245	231

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Auto Components — continued

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (d)	290	310

Delphi Technologies plc 5.00%, 10/1/2025 (d)	255	236

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	86	89

Icahn Enterprises LP

6.38%, 12/15/2025	145	152

6.25%, 5/15/2026	44	47

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (d)	156	168

Tenneco, Inc. 5.00%, 7/15/2026	160	147

		2,628

Automobiles — 0.0% (b)

Daimler Finance North America LLC (Germany) 8.50%, 1/18/2031	102	151

General Motors Co. 6.60%, 4/1/2036	50	59

Hyundai Capital America 2.85%, 11/1/2022 (d)	167	169

		379

Banks — 0.4%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e)	141	145

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (e)	650	699

Bank of Nova Scotia (The) (Canada) 2.00%, 11/15/2022	150	150

Barclays plc (United Kingdom) 3.68%, 1/10/2023	200	205

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (e)	350	377

6.68%, 9/13/2043	27	39

Citizens Financial Group, Inc. 4.30%, 12/3/2025	50	54

Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (d)	200	216

Fifth Third Bancorp 2.38%, 1/28/2025	86	86

HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	300	319

Huntington Bancshares, Inc. 2.63%, 8/6/2024	150	152

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	200	210

Royal Bank of Canada (Canada) 2.25%, 11/1/2024	100	100

Royal Bank of Scotland Group plc (United Kingdom) 5.13%, 5/28/2024	125	135

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

Toronto-Dominion Bank (The) (Canada) 2.65%, 6/12/2024	150	154

Truist Financial Corp. 2.50%, 8/1/2024	75	76

Wells Fargo & Co.

3.00%, 4/22/2026	300	308

4.40%, 6/14/2046	47	54

4.75%, 12/7/2046	53	63

Westpac Banking Corp. (Australia) 2.35%, 2/19/2025	250	250

		3,792

Beverages — 0.0% (b)

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	295	340

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	55	64

Keurig Dr Pepper, Inc. 4.42%, 5/25/2025	75	82

		486

Biotechnology — 0.0% (b)

AbbVie, Inc.

4.05%, 11/21/2039 (d)	63	67

4.40%, 11/6/2042	120	129

4.25%, 11/21/2049 (d)	119	125

Baxalta, Inc. 3.60%, 6/23/2022	10	10

Gilead Sciences, Inc.

3.70%, 4/1/2024	20	21

3.50%, 2/1/2025	10	11

4.15%, 3/1/2047	100	111

		474

Building Products — 0.1%

American Woodmark Corp. 4.88%, 3/15/2026 (d)	140	143

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (d)	200	208

Standard Industries, Inc.

6.00%, 10/15/2025 (d)	50	53

5.00%, 2/15/2027 (d)	33	34

4.75%, 1/15/2028 (d)	155	159

Summit Materials LLC 5.13%, 6/1/2025 (d)	85	87

		684

Capital Markets — 0.2%

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (d)	44	50

Brookfield Finance, Inc. (Canada) 4.70%, 9/20/2047	50	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Capital Markets — continued

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	100	147

Deutsche Bank AG (Germany) 3.13%, 1/13/2021	115	116

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	36	39

3.50%, 11/16/2026	100	105

3.85%, 1/26/2027	450	479

Invesco Finance plc 3.75%, 1/15/2026	62	66

Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (d)	80	83

Morgan Stanley 3.88%, 1/27/2026	600	644

MSCI, Inc. 5.38%, 5/15/2027 (d)	146	157

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	47	47

S&P Global, Inc. 3.25%, 12/1/2049	112	114

		2,104

Chemicals — 0.1%

Chemours Co. (The)

6.63%, 5/15/2023	110	111

7.00%, 5/15/2025	160	161

Dow Chemical Co. (The)

3.00%, 11/15/2022	19	20

4.80%, 5/15/2049	100	115

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	8	9

Mosaic Co. (The) 5.63%, 11/15/2043	30	35

NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (d)	270	277

Nutrien Ltd. (Canada)

3.63%, 3/15/2024	50	52

3.38%, 3/15/2025	22	23

Sherwin-Williams Co. (The)

3.30%, 2/1/2025	50	51

3.80%, 8/15/2049	100	101

WR Grace & Co.-Conn 5.63%, 10/1/2024 (d)	30	33

		988

Commercial Services & Supplies — 0.1%

ACCO Brands Corp. 5.25%, 12/15/2024 (d)	163	170

ADT Security Corp. (The)

4.13%, 6/15/2023	80	82

4.88%, 7/15/2032 (d)	75	69

Aramark Services, Inc. 5.00%, 2/1/2028 (d)	145	153

Covanta Holding Corp. 5.88%, 7/1/2025	40	42

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commercial Services & Supplies — continued

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (d)	25	25

5.00%, 2/1/2025 (d)	27	28

Nielsen Finance LLC 5.00%, 4/15/2022 (d)	130	130

Pitney Bowes, Inc. 5.20%, 4/1/2023 (f)	36	35

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (d)	77	81

5.25%, 4/15/2024 (d)	47	50

5.75%, 4/15/2026 (d)	150	163

		1,028

Communications Equipment — 0.1%

CommScope Technologies LLC

6.00%, 6/15/2025 (d)	274	274

5.00%, 3/15/2027 (d)	52	49

CommScope, Inc.

5.50%, 3/1/2024 (d)	71	74

6.00%, 3/1/2026 (d)	280	298

8.25%, 3/1/2027 (d)	86	90

Nokia OYJ (Finland) 4.38%, 6/12/2027	83	87

		872

Construction & Engineering — 0.0% (b)

AECOM 5.13%, 3/15/2027	64	69

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	78	80

Consumer Finance — 0.2%

Ally Financial, Inc.

4.63%, 5/19/2022	225	236

8.00%, 11/1/2031	60	83

American Honda Finance Corp. 2.15%, 9/10/2024	100	100

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (d)	99	107

4.38%, 5/1/2026 (d)	85	90

Capital One Financial Corp. 4.20%, 10/29/2025	175	189

Caterpillar Financial Services Corp. 1.90%, 9/6/2022	92	92

General Motors Financial Co., Inc. 4.25%, 5/15/2023	120	126

John Deere Capital Corp.

2.25%, 9/14/2026	43	43

2.80%, 7/18/2029	100	102

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Consumer Finance — continued

Springleaf Finance Corp.

8.25%, 10/1/2023	180	210

6.13%, 3/15/2024	75	82

6.88%, 3/15/2025	40	45

7.13%, 3/15/2026	120	139

6.63%, 1/15/2028	39	44

Synchrony Financial 4.25%, 8/15/2024	120	128

Toyota Motor Credit Corp. 2.00%, 10/7/2024	100	100

		1,916

Containers & Packaging — 0.2%

Ardagh Packaging Finance plc (Ireland) 6.00%, 2/15/2025 (d)	340	357

Berry Global, Inc.

4.88%, 7/15/2026 (d)	240	253

5.63%, 7/15/2027 (d)	42	45

Crown Americas LLC 4.75%, 2/1/2026	35	37

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (d)	210	223

10.50%, 7/15/2027 (d)	75	77

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (d)	360	371

Packaging Corp. of America 4.05%, 12/15/2049	24	25

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	310	310

WRKCo, Inc. 3.00%, 9/15/2024	100	102

		1,800

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (d)	60	64

Wolverine Escrow LLC 9.00%, 11/15/2026 (d)	150	157

		221

Diversified Consumer Services — 0.0% (b)

Service Corp. International

4.63%, 12/15/2027	100	104

5.13%, 6/1/2029	65	69

		173

Diversified Financial Services — 0.1%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (d)	81	69

Allied Universal Holdco LLC

6.63%, 7/15/2026 (d)	21	23

9.75%, 7/15/2027 (d)	22	23

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Financial Services — continued

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200	213

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (d)	235	227

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (d)	57	62

8.25%, 11/15/2026 (d)	67	76

Shell International Finance BV (Netherlands) 3.25%, 5/11/2025	125	132

		825

Diversified Telecommunication Services — 0.8%

Altice France SA (France) 7.38%, 5/1/2026 (d)	535	574

AT&T, Inc.

4.13%, 2/17/2026	20	22

4.90%, 8/15/2037	150	172

5.15%, 11/15/2046	200	239

British Telecommunications plc (United Kingdom) 9.62%, 12/15/2030 (f)	100	154

CCO Holdings LLC

5.13%, 2/15/2023	138	140

5.88%, 4/1/2024 (d)	52	54

5.75%, 2/15/2026 (d)	1,060	1,118

5.50%, 5/1/2026 (d)	525	553

5.13%, 5/1/2027 (d)	500	528

5.00%, 2/1/2028 (d)	45	47

4.75%, 3/1/2030 (d)	108	110

CenturyLink, Inc.

Series W, 6.75%, 12/1/2023	35	39

Series Y, 7.50%, 4/1/2024	75	85

5.63%, 4/1/2025	405	430

Series G, 6.88%, 1/15/2028	49	54

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (d)	90	95

8.00%, 10/15/2025 (d)	89	94

Embarq Corp. 8.00%, 6/1/2036	207	219

Frontier Communications Corp.

7.13%, 1/15/2023	55	27

7.63%, 4/15/2024	25	12

6.88%, 1/15/2025	14	7

11.00%, 9/15/2025	67	32

8.50%, 4/1/2026 (d)	207	209

8.00%, 4/1/2027 (d)	150	157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	330	283

8.00%, 2/15/2024 (d)	250	257

8.50%, 10/15/2024 (d)	183	167

9.75%, 7/15/2025 (d)	140	129

Level 3 Financing, Inc.

5.13%, 5/1/2023	95	96

5.38%, 1/15/2024	240	244

5.38%, 5/1/2025	120	124

5.25%, 3/15/2026	10	10

Qwest Corp. 6.88%, 9/15/2033	36	36

Sprint Capital Corp. 8.75%, 3/15/2032	621	754

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	215	239

6.00%, 9/30/2034	185	198

Telefonica Emisiones SA (Spain) 5.13%, 4/27/2020	102	103

Verizon Communications, Inc.

4.13%, 3/16/2027	200	222

4.40%, 11/1/2034	100	115

5.25%, 3/16/2037	91	114

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 8/15/2026 (d)	200	210

Windstream Services LLC 9.00%, 6/30/2025 (d) (g)	195	74

		8,546

Electric Utilities — 0.2%

AEP Transmission Co. LLC 3.15%, 9/15/2049	50	48

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	29	29

Duke Energy Progress LLC 4.10%, 3/15/2043	150	168

Edison International 4.13%, 3/15/2028	100	103

Evergy Metro, Inc. 5.30%, 10/1/2041	54	68

Evergy, Inc. 4.85%, 6/1/2021	35	36

Florida Power & Light Co. 3.15%, 10/1/2049	150	151

Nevada Power Co. 5.45%, 5/15/2041	34	43

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (d)	63	66

PECO Energy Co. 4.80%, 10/15/2043	100	121

Pennsylvania Electric Co. 3.25%, 3/15/2028 (d)	75	77

PPL Electric Utilities Corp. 4.75%, 7/15/2043	42	51

Southern Co. (The) 4.40%, 7/1/2046	150	166

Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	50	52

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Electric Utilities — continued

Southwestern Public Service Co. 3.75%, 6/15/2049	100	107

Virginia Electric & Power Co. 4.00%, 1/15/2043	75	83

Vistra Operations Co. LLC 5.50%, 9/1/2026 (d)	190	201

		1,570

Electronic Equipment, Instruments & Components — 0.0% (b)

Arrow Electronics, Inc. 4.50%, 3/1/2023	100	106

CDW LLC

5.50%, 12/1/2024	45	50

5.00%, 9/1/2025	165	172

4.25%, 4/1/2028	158	166

		494

Energy Equipment & Services — 0.1%

Archrock Partners LP 6.88%, 4/1/2027 (d)	9	10

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	31	18

Halliburton Co. 4.75%, 8/1/2043	100	111

Nabors Industries, Inc. 5.75%, 2/1/2025	115	103

Noble Holding International Ltd.

6.20%, 8/1/2040	38	14

5.25%, 3/15/2042	24	9

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (d)	132	123

Transocean Guardian Ltd. 5.88%, 1/15/2024 (d)	187	191

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (d)	18	19

Transocean Pontus Ltd. 6.13%, 8/1/2025 (d)	85	87

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (d)	84	89

Transocean Proteus Ltd. 6.25%, 12/1/2024 (d)	72	74

Transocean, Inc.

9.00%, 7/15/2023 (d)	43	45

7.25%, 11/1/2025 (d)	43	42

7.50%, 4/15/2031	41	32

9.35%, 12/15/2041 (f)	59	48

Valaris plc 5.75%, 10/1/2044	71	32

		1,047

Entertainment — 0.1%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	85	79

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Entertainment — continued

5.88%, 11/15/2026	25	22

6.13%, 5/15/2027	45	41

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (d)	59	63

4.75%, 10/15/2027 (d)	25	26

Netflix, Inc.

5.88%, 2/15/2025	22	25

4.88%, 4/15/2028	145	151

5.88%, 11/15/2028	142	157

5.38%, 11/15/2029 (d)	85	90

Walt Disney Co. (The) 2.75%, 9/1/2049	125	118

		772

Equity Real Estate Investment Trusts (REITs) — 0.3%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	134	140

American Tower Corp. 2.75%, 1/15/2027	100	100

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (d)	80	84

Equinix, Inc. 5.88%, 1/15/2026	120	127

ERP Operating LP 4.63%, 12/15/2021	58	61

ESH Hospitality, Inc.

5.25%, 5/1/2025 (d)	220	227

4.63%, 10/1/2027 (d)	139	141

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (d)	52	53

Healthcare Trust of America Holdings LP 3.10%, 2/15/2030	83	82

Healthpeak Properties, Inc. 3.00%, 1/15/2030	150	150

Iron Mountain, Inc.

5.75%, 8/15/2024	45	46

4.88%, 9/15/2027 (d)	124	128

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	65	71

5.75%, 2/1/2027 (d)	179	200

4.50%, 1/15/2028	15	16

National Retail Properties, Inc. 3.60%, 12/15/2026	51	54

Realty Income Corp. 3.65%, 1/15/2028	100	108

Regency Centers LP 2.95%, 9/15/2029	18	18

SBA Communications Corp. 4.88%, 9/1/2024	125	130

Senior Housing Properties Trust 4.75%, 2/15/2028	150	151

Simon Property Group LP 2.45%, 9/13/2029	150	147

UDR, Inc. 3.20%, 1/15/2030	150	153

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Equity Real Estate Investment Trusts (REITs) — continued

Uniti Group LP

6.00%, 4/15/2023 (d)	80	77

7.13%, 12/15/2024 (d)	20	17

Welltower, Inc. 3.10%, 1/15/2030	190	192

		2,673

Food & Staples Retailing — 0.1%

Albertsons Cos., Inc.

6.63%, 6/15/2024	240	251

5.75%, 3/15/2025	115	119

7.50%, 3/15/2026 (d)	179	201

Kroger Co. (The)

4.50%, 1/15/2029	100	113

5.40%, 7/15/2040	25	29

New Albertsons LP

8.70%, 5/1/2030	210	228

8.00%, 5/1/2031	29	30

Rite Aid Corp. 6.13%, 4/1/2023 (d)	210	193

		1,164

Food Products — 0.1%

B&G Foods, Inc. 5.25%, 4/1/2025	169	174

Campbell Soup Co. 3.95%, 3/15/2025	20	21

Cargill, Inc. 3.30%, 3/1/2022 (d)	100	102

JBS USA LUX SA

6.50%, 4/15/2029 (d)	104	116

5.50%, 1/15/2030 (d)	216	232

Kraft Heinz Foods Co. 6.88%, 1/26/2039	100	125

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	38	41

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (d)	105	109

5.88%, 9/30/2027 (d)	101	109

Post Holdings, Inc.

5.00%, 8/15/2026 (d)	114	121

5.75%, 3/1/2027 (d)	210	225

5.63%, 1/15/2028 (d)	40	43

5.50%, 12/15/2029 (d)	66	70

Tyson Foods, Inc. 3.55%, 6/2/2027	50	53

		1,541

Gas Utilities — 0.1%

AmeriGas Partners LP

5.50%, 5/20/2025	167	180

5.88%, 8/20/2026	25	28

5.75%, 5/20/2027	39	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Gas Utilities — continued

Atmos Energy Corp. 3.38%, 9/15/2049	80	81

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	86	88

Dominion Energy Gas Holdings LLC Series B, 3.00%, 11/15/2029	100	99

Southern Natural Gas Co. LLC 4.80%, 3/15/2047 (d)	31	35

		554

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 4.90%, 11/30/2046	150	197

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (d)	100	103

Hologic, Inc. 4.38%, 10/15/2025 (d)	142	147

Medtronic, Inc.

3.50%, 3/15/2025	125	134

4.63%, 3/15/2045	82	103

Teleflex, Inc. 4.88%, 6/1/2026	32	33

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	35	36

3.55%, 4/1/2025	50	53

		806

Health Care Providers & Services — 0.6%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	73	74

Aetna, Inc. 4.75%, 3/15/2044	30	33

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (d)	41	37

Anthem, Inc. 2.38%, 1/15/2025	150	150

Centene Corp.

6.13%, 2/15/2024	54	56

4.75%, 1/15/2025	57	59

5.38%, 6/1/2026 (d)	99	105

Cigna Corp. 3.50%, 6/15/2024 (d)	240	251

CommonSpirit Health 3.35%, 10/1/2029	67	67

Community Health Systems, Inc.

5.13%, 8/1/2021	40	40

8.63%, 1/15/2024 (d)	185	196

8.00%, 3/15/2026 (d)	24	25

CVS Health Corp.

4.30%, 3/25/2028	400	436

3.25%, 8/15/2029	44	45

DaVita, Inc.

5.13%, 7/15/2024	135	138

5.00%, 5/1/2025	302	311

Encompass Health Corp.

5.75%, 11/1/2024	197	199

4.50%, 2/1/2028	55	57

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — continued

HCA, Inc.

7.50%, 2/15/2022	100	111

5.88%, 5/1/2023	195	216

5.38%, 2/1/2025	105	116

5.88%, 2/15/2026	1,168	1,328

5.63%, 9/1/2028	64	73

5.88%, 2/1/2029	91	105

5.13%, 6/15/2039	100	110

Laboratory Corp. of America Holdings 2.95%, 12/1/2029	100	100

Memorial Health Services 3.45%, 11/1/2049	87	85

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (d) (h)	102	95

Quest Diagnostics, Inc. 2.95%, 6/30/2030	46	46

Tenet Healthcare Corp.

6.75%, 6/15/2023	195	214

4.63%, 7/15/2024	94	96

4.63%, 9/1/2024 (d)	26	27

5.13%, 5/1/2025	131	135

4.88%, 1/1/2026 (d)	497	521

6.25%, 2/1/2027 (d)	260	280

5.13%, 11/1/2027 (d)	63	67

Trinity Health Corp. Series 2019, 3.43%, 12/1/2048	30	30

UnitedHealth Group, Inc. 2.88%, 8/15/2029	100	103

WellCare Health Plans, Inc. 5.25%, 4/1/2025	106	110

		6,247

Hotels, Restaurants & Leisure — 0.3%

1011778 BC ULC (Canada)

4.25%, 5/15/2024 (d)	270	277

3.88%, 1/15/2028 (d)	30	30

Boyd Gaming Corp. 6.38%, 4/1/2026	97	104

Cedar Fair LP

5.38%, 4/15/2027	4	4

5.25%, 7/15/2029 (d)	75	81

Enterprise Development Authority (The) 12.00%, 7/15/2024 (d)	67	77

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	132	139

4.88%, 1/15/2030	48	51

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	205	210

4.88%, 4/1/2027	60	64

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

International Game Technology plc

6.50%, 2/15/2025 (d)	200	224

6.25%, 1/15/2027 (d)	200	225

Jack Ohio Finance LLC 6.75%, 11/15/2021 (d)	15	15

McDonald’s Corp. 4.88%, 7/15/2040	50	58

MGM Resorts International

5.75%, 6/15/2025	15	17

4.63%, 9/1/2026	538	570

5.50%, 4/15/2027	120	133

Sabre GLBL, Inc.

5.38%, 4/15/2023 (d)	140	144

5.25%, 11/15/2023 (d)	10	10

Scientific Games International, Inc. 5.00%, 10/15/2025 (d)	200	210

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (d)	117	121

5.50%, 4/15/2027 (d)	20	22

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (d)	134	145

VOC Escrow Ltd. 5.00%, 2/15/2028 (d)	56	59

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (f)	34	36

6.35%, 10/1/2025 (f)	36	40

5.75%, 4/1/2027 (f)	34	37

Wynn Las Vegas LLC 5.50%, 3/1/2025 (d)	317	340

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (d)	140	150

Yum! Brands, Inc. 4.75%, 1/15/2030 (d)	42	44

		3,637

Household Durables — 0.1%

Lennar Corp.

4.75%, 5/30/2025	130	140

5.00%, 6/15/2027	35	38

Newell Brands, Inc. 4.20%, 4/1/2026 (f)	180	188

Tempur Sealy International, Inc.

5.63%, 10/15/2023	319	328

5.50%, 6/15/2026	113	119

		813

Household Products — 0.1%

Central Garden & Pet Co.

6.13%, 11/15/2023	55	56

5.13%, 2/1/2028	195	202

Energizer Holdings, Inc. 7.75%, 1/15/2027 (d)	185	207

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Household Products — continued

Spectrum Brands, Inc.

6.13%, 12/15/2024	59	61

5.75%, 7/15/2025	273	285

5.00%, 10/1/2029 (d)	31	32

		843

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. 5.50%, 4/15/2025	95	98

Calpine Corp.

5.75%, 1/15/2025	115	118

5.25%, 6/1/2026 (d)	45	47

Clearway Energy Operating LLC

5.75%, 10/15/2025	5	5

5.00%, 9/15/2026	60	62

NRG Energy, Inc.

7.25%, 5/15/2026	70	77

6.63%, 1/15/2027	40	43

5.75%, 1/15/2028	155	168

5.25%, 6/15/2029 (d)	10	11

Vistra Energy Corp. 5.88%, 6/1/2023	75	77

		706

Industrial Conglomerates — 0.0% (b)

General Electric Co. 6.75%, 3/15/2032	61	78

Honeywell International, Inc. 2.70%, 8/15/2029	50	51

Roper Technologies, Inc.

3.00%, 12/15/2020	31	31

3.80%, 12/15/2026	100	108

		268

Insurance — 0.1%

American International Group, Inc. 3.75%, 7/10/2025	100	107

Aon Corp. 6.25%, 9/30/2040	28	38

Assurant, Inc. 4.20%, 9/27/2023	120	125

Athene Global Funding 2.75%, 6/25/2024 (d)	150	152

CNA Financial Corp.

3.95%, 5/15/2024	17	18

4.50%, 3/1/2026	13	15

Liberty Mutual Group, Inc.

4.25%, 6/15/2023 (d)	23	24

4.57%, 2/1/2029 (d)	77	86

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (d) (e)	50	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Insurance — continued

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (d)	250	321

		939

Internet & Direct Marketing Retail — 0.0% (b)

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (d)	155	144

IT Services — 0.1%

DXC Technology Co. 4.25%, 4/15/2024	69	73

International Business Machines Corp. 3.50%, 5/15/2029	125	135

Western Union Co. (The) 3.60%, 3/15/2022	10	10

Zayo Group LLC

6.00%, 4/1/2023	45	46

6.38%, 5/15/2025	225	232

		496

Leisure Products — 0.1%

Mattel, Inc.

3.15%, 3/15/2023	96	94

6.75%, 12/31/2025 (d)	505	543

Vista Outdoor, Inc. 5.88%, 10/1/2023	210	201

		838

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc. 3.20%, 8/15/2027	100	105

Machinery — 0.0% (b)

Colfax Corp. 6.00%, 2/15/2024 (d)	50	53

Welbilt, Inc. 9.50%, 2/15/2024	70	74

		127

Media — 0.7%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (d)	200	215

Altice Luxembourg SA (Luxembourg) 10.50%, 5/15/2027 (d)	200	228

AMC Networks, Inc.

5.00%, 4/1/2024	60	61

4.75%, 8/1/2025	50	50

Cinemark USA, Inc. 4.88%, 6/1/2023	52	53

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (d)	497	550

5.13%, 8/15/2027 (d)	185	193

Comcast Corp.

3.00%, 2/1/2024	96	100

4.15%, 10/15/2028	250	281

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

4.00%, 11/1/2049	39	43

4.05%, 11/1/2052	97	109

Cox Communications, Inc. 4.60%, 8/15/2047 (d)	139	154

CSC Holdings LLC

5.25%, 6/1/2024	85	92

10.88%, 10/15/2025 (d)	200	223

5.50%, 5/15/2026 (d)	475	503

Diamond Sports Group LLC

5.38%, 8/15/2026 (d)	255	258

6.63%, 8/15/2027 (d)	32	31

DISH DBS Corp.

6.75%, 6/1/2021	60	63

5.88%, 7/15/2022	200	212

5.00%, 3/15/2023	35	36

5.88%, 11/15/2024	560	572

7.75%, 7/1/2026	185	196

Entercom Media Corp. 6.50%, 5/1/2027 (d)	48	51

Gray Television, Inc.

5.13%, 10/15/2024 (d)	65	68

5.88%, 7/15/2026 (d)	85	90

7.00%, 5/15/2027 (d)	120	133

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (g)	310	—

6.38%, 5/1/2026	29	31

8.38%, 5/1/2027	114	126

5.25%, 8/15/2027 (d)	110	115

Lamar Media Corp. 5.75%, 2/1/2026	70	74

Meredith Corp. 6.88%, 2/1/2026	165	172

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (d)	115	120

5.63%, 7/15/2027 (d)	130	137

Outfront Media Capital LLC 5.00%, 8/15/2027 (d)	105	110

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (d)	243	250

5.88%, 3/15/2026 (d)	12	13

Sirius XM Radio, Inc.

5.38%, 4/15/2025 (d)	291	301

5.38%, 7/15/2026 (d)	230	244

5.00%, 8/1/2027 (d)	90	95

5.50%, 7/1/2029 (d)	12	13

TEGNA, Inc. 5.50%, 9/15/2024 (d)	20	21

Time Warner Cable LLC 7.30%, 7/1/2038	125	163

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Media — continued

ViacomCBS, Inc.

4.20%, 6/1/2029	10	11

4.38%, 3/15/2043	100	105

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (e)	145	151

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (e)	55	61

Videotron Ltd. (Canada) 5.13%, 4/15/2027 (d)	80	86

		6,964

Metals & Mining — 0.1%

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (d)	200	210

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (f)	15	17

BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	100	128

Cleveland-Cliffs, Inc. 4.88%, 1/15/2024 (d)	35	36

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (d)	47	49

5.13%, 5/15/2024 (d)	15	16

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	106	107

3.88%, 3/15/2023	454	462

4.55%, 11/14/2024	80	85

5.40%, 11/14/2034	45	47

Glencore Funding LLC (Switzerland) 4.88%, 3/12/2029 (d)	40	43

Newmont Goldcorp Corp. 2.80%, 10/1/2029	13	13

Novelis Corp.

6.25%, 8/15/2024 (d)	54	57

5.88%, 9/30/2026 (d)	25	26

Steel Dynamics, Inc. 3.45%, 4/15/2030	21	21

United States Steel Corp.

6.88%, 8/15/2025	28	26

6.25%, 3/15/2026	51	44

		1,387

Multiline Retail — 0.0% (b)

Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (d) (h)	244	121

8.00%, 10/25/2024 (d)	201	64

8.75%, 10/25/2024 (d)	169	55

		240

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Multi-Utilities — 0.1%

CMS Energy Corp. 3.45%, 8/15/2027	200	209

Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059	100	103

NiSource, Inc.

2.65%, 11/17/2022	92	93

4.80%, 2/15/2044	65	75

Southern Co. Gas Capital Corp. 5.88%, 3/15/2041	18	23

		503

Oil, Gas & Consumable Fuels — 0.6%

Aker BP ASA (Norway) 5.88%, 3/31/2025 (d)	300	319

Antero Midstream Partners LP

5.38%, 9/15/2024	80	74

5.75%, 1/15/2028 (d)	60	52

Antero Resources Corp.

5.38%, 11/1/2021	17	16

5.63%, 6/1/2023	206	165

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (d)	61	65

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (d)	25	20

Blue Racer Midstream LLC 6.13%, 11/15/2022 (d)	175	171

BP Capital Markets America, Inc.

3.59%, 4/14/2027	150	161

4.23%, 11/6/2028	125	141

Cameron LNG LLC 3.30%, 1/15/2035 (d)	40	40

Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	150	192

Cenovus Energy, Inc. (Canada) 3.80%, 9/15/2023	50	52

Cheniere Energy Partners LP 4.50%, 10/1/2029 (d)	105	108

Chesapeake Energy Corp. 11.50%, 1/1/2025 (d)	107	101

CNX Midstream Partners LP 6.50%, 3/15/2026 (d)	20	18

Covey Park Energy LLC 7.50%, 5/15/2025 (d)	95	82

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (f)	78	80

5.75%, 4/1/2025	55	56

5.63%, 5/1/2027 (d)	65	66

DCP Midstream Operating LP

4.95%, 4/1/2022	20	21

5.38%, 7/15/2025	31	33

6.75%, 9/15/2037 (d)	60	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Ecopetrol SA (Colombia) 5.38%, 6/26/2026	116	130

Encana Corp. (Canada)

7.38%, 11/1/2031	50	61

6.63%, 8/15/2037	35	42

Energy Transfer Operating LP 4.05%, 3/15/2025	95	100

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (i) (j)	125	86

4.40%, 4/1/2024	32	31

4.85%, 7/15/2026	18	17

Enterprise Products Operating LLC

3.90%, 2/15/2024	33	35

3.70%, 2/15/2026	51	54

EP Energy LLC

9.38%, 5/1/2024 (d) (g)	30	1

8.00%, 2/15/2025 (d) (g)	127	2

Exxon Mobil Corp. 3.00%, 8/16/2039	73	73

Genesis Energy LP

6.75%, 8/1/2022	17	17

6.00%, 5/15/2023	40	40

5.63%, 6/15/2024	40	38

Gulfport Energy Corp.

6.63%, 5/1/2023	55	46

6.00%, 10/15/2024	15	11

6.38%, 5/15/2025	85	54

6.38%, 1/15/2026	80	50

Hilcorp Energy I LP

5.75%, 10/1/2025 (d)	57	56

6.25%, 11/1/2028 (d)	52	49

Magellan Midstream Partners LP

5.15%, 10/15/2043	25	29

3.95%, 3/1/2050	100	103

Marathon Petroleum Corp. 4.75%, 9/15/2044	100	110

Matador Resources Co. 5.88%, 9/15/2026	31	31

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (d)	101	102

6.50%, 1/15/2025 (d)	125	130

MPLX LP 4.25%, 12/1/2027 (d)	40	42

Noble Energy, Inc. 4.95%, 8/15/2047	100	111

NuStar Logistics LP

6.00%, 6/1/2026	33	35

5.63%, 4/28/2027	32	33

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Oasis Petroleum, Inc.

6.88%, 3/15/2022	71	68

6.25%, 5/1/2026 (d)	245	204

Occidental Petroleum Corp.

5.55%, 3/15/2026	15	17

4.40%, 4/15/2046	100	101

ONEOK, Inc. 3.40%, 9/1/2029	100	101

Parsley Energy LLC

5.38%, 1/15/2025 (d)	30	31

5.25%, 8/15/2025 (d)	105	108

PBF Holding Co. LLC 7.25%, 6/15/2025	42	45

Petroleos Mexicanos (Mexico)

5.35%, 2/12/2028	92	91

6.84%, 1/23/2030 (d)	29	31

Phillips 66 Partners LP 3.15%, 12/15/2029	55	55

Plains All American Pipeline LP 4.50%, 12/15/2026	100	106

QEP Resources, Inc.

5.25%, 5/1/2023	30	29

5.63%, 3/1/2026	49	48

Range Resources Corp. 4.88%, 5/15/2025	110	94

SM Energy Co.

5.00%, 1/15/2024	55	52

5.63%, 6/1/2025	45	43

6.63%, 1/15/2027	89	88

Southwestern Energy Co.

6.20%, 1/23/2025 (f)	67	61

7.50%, 4/1/2026	60	56

7.75%, 10/1/2027	10	9

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	50	65

Sunoco LP

5.50%, 2/15/2026	35	36

6.00%, 4/15/2027	85	91

5.88%, 3/15/2028	10	11

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (d)	49	49

5.50%, 1/15/2028 (d)	60	59

Targa Resources Partners LP

5.25%, 5/1/2023	25	25

4.25%, 11/15/2023	100	101

5.88%, 4/15/2026	205	218

6.50%, 7/15/2027 (d)	127	139

5.00%, 1/15/2028	50	51

6.88%, 1/15/2029 (d)	85	94

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

TerraForm Power Operating LLC 5.00%, 1/31/2028 (d)	85	90

Whiting Petroleum Corp.

5.75%, 3/15/2021	20	19

6.63%, 1/15/2026	215	146

Williams Cos., Inc. (The) 4.85%, 3/1/2048	171	187

WPX Energy, Inc. 5.75%, 6/1/2026	39	42

		6,676

Personal Products — 0.0% (b)

Prestige Brands, Inc. 6.38%, 3/1/2024 (d)	95	99

Pharmaceuticals — 0.3%

Allergan, Inc. 2.80%, 3/15/2023	80	81

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (d)	154	177

8.50%, 1/31/2027 (d)	238	271

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (d)	6	6

5.88%, 5/15/2023 (d)	82	83

7.00%, 3/15/2024 (d)	146	152

6.13%, 4/15/2025 (d)	247	255

5.50%, 11/1/2025 (d)	301	315

9.00%, 12/15/2025 (d)	455	517

5.75%, 8/15/2027 (d)	54	59

7.00%, 1/15/2028 (d)	151	166

5.00%, 1/30/2028 (d)	64	66

7.25%, 5/30/2029 (d)	31	35

5.25%, 1/30/2030 (d)	64	66

Bristol-Myers Squibb Co.

5.00%, 8/15/2045 (d)	170	217

4.25%, 10/26/2049 (d)	245	290

Merck & Co., Inc. 3.90%, 3/7/2039	100	114

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (d)	245	244

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	50	51

		3,165

Professional Services — 0.0% (b)

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (d)	85	94

Real Estate Management & Development — 0.0% (b)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	39	40

Road & Rail — 0.1%

AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (e)	200	220

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Road & Rail — continued

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (d)	165	171

5.25%, 3/15/2025 (d)	97	100

5.75%, 7/15/2027 (d)	46	48

CSX Corp.

4.25%, 3/15/2029	75	84

3.35%, 9/15/2049	50	49

ERAC USA Finance LLC 4.50%, 8/16/2021 (d)	35	36

Hertz Corp. (The)

7.63%, 6/1/2022 (d)	55	57

5.50%, 10/15/2024 (d)	127	130

7.13%, 8/1/2026 (d)	160	174

Norfolk Southern Corp. 2.55%, 11/1/2029	100	100

Penske Truck Leasing Co. LP 4.20%, 4/1/2027 (d)	160	171

Union Pacific Corp. 3.55%, 8/15/2039	100	104

		1,444

Semiconductors & Semiconductor Equipment — 0.1%

Analog Devices, Inc.

3.13%, 12/5/2023	37	38

3.50%, 12/5/2026	100	105

Broadcom Corp. 3.63%, 1/15/2024	151	156

Intel Corp. 2.45%, 11/15/2029	100	100

MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021 (f)	75	75

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (d)	400	431

		905

Software — 0.1%

CDK Global, Inc.

5.88%, 6/15/2026	35	38

5.25%, 5/15/2029 (d)	156	167

Infor US, Inc. 6.50%, 5/15/2022	322	327

Microsoft Corp. 3.30%, 2/6/2027	200	214

Open Text Corp. (Canada) 5.88%, 6/1/2026 (d)	70	75

Oracle Corp. 3.25%, 11/15/2027	100	106

Solera LLC 10.50%, 3/1/2024 (d)	54	57

SS&C Technologies, Inc. 5.50%, 9/30/2027 (d)	123	131

		1,115

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	30	32

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	62	66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Specialty Retail — continued

Penske Automotive Group, Inc. 5.50%, 5/15/2026	201	210

PetSmart, Inc.

7.13%, 3/15/2023 (d)	190	186

5.88%, 6/1/2025 (d)	427	435

8.88%, 6/1/2025 (d)	40	40

Staples, Inc.

7.50%, 4/15/2026 (d)	195	202

10.75%, 4/15/2027 (d)	175	178

		1,349

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 2.20%, 9/11/2029	200	196

Dell International LLC 7.13%, 6/15/2024 (d)	165	174

NCR Corp.

5.75%, 9/1/2027 (d)	175	186

6.13%, 9/1/2029 (d)	170	185

Western Digital Corp. 4.75%, 2/15/2026	186	194

Xerox Corp. 4.12%, 3/15/2023 (f)	64	66

		1,001

Textiles, Apparel & Luxury Goods — 0.0% (b)

Hanesbrands, Inc. 4.88%, 5/15/2026 (d)	150	159

Thrifts & Mortgage Finance — 0.0% (b)

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (d)	55	57

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (d)	56	59

9.13%, 7/15/2026 (d)	93	103

Nationstar Mortgage LLC 6.50%, 6/1/2022	45	45

Quicken Loans, Inc. 5.25%, 1/15/2028 (d)	170	176

		440

Tobacco — 0.0% (b)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	68	69

Trading Companies & Distributors — 0.1%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (d)	145	115

Air Lease Corp. 3.25%, 10/1/2029	150	149

Aircastle Ltd. 4.40%, 9/25/2023	30	32

Herc Holdings, Inc. 5.50%, 7/15/2027 (d)	330	347

United Rentals North America, Inc.

5.88%, 9/15/2026	80	86

6.50%, 12/15/2026	433	476

5.50%, 5/15/2027	90	96

		1,301

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Water Utilities — 0.0% (b)

American Water Capital Corp. 6.59%, 10/15/2037	100	141

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV (Mexico)

5.00%, 3/30/2020	29	29

4.38%, 4/22/2049	200	229

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	145	159

6.63%, 8/1/2026	35	39

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	100	101

Sprint Communications, Inc. 6.00%, 11/15/2022	52	55

Sprint Corp.

7.25%, 9/15/2021	86	91

7.88%, 9/15/2023	168	185

7.13%, 6/15/2024	254	274

7.63%, 2/15/2025	540	593

7.63%, 3/1/2026	248	273

Sprint eWireless, Inc. 7.00%, 3/1/2020 (g)	57	—

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	170	—

6.38%, 3/1/2025 ‡	200	—

6.50%, 1/15/2026	309	331

6.50%, 1/15/2026 ‡	544	—	(a)

4.50%, 2/1/2026	208	213

4.75%, 2/1/2028	450	472

4.75%, 2/1/2028 ‡	210	—

Vodafone Group plc (United Kingdom)

6.15%, 2/27/2037	50	65

5.00%, 5/30/2038	28	32

		3,141

Total Corporate Bonds (Cost $82,171)		85,473

Collateralized Mortgage Obligations — 6.4%

Alternative Loan Trust

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	19	19

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	276	274

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	10	10

American Home Mortgage Investment Trust Series 2006-3, Class 22A1, 3.66%, 12/25/2036 (k)	1,565	1,458

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Angel Oak Mortgage Trust Series 2019-5, Class A3, 2.92%, 10/25/2049 (d) (k)	1,924	1,923

Banc of America Alternative Loan Trust

Series 2004-6, Class 4A1, 5.00%, 7/25/2019	13	13

Series 2006-5, Class 3A1, 6.00%, 6/25/2046	47	47

Bear Stearns ALT-A Trust

Series 2004-6, Class 1A, 2.43%, 7/25/2034 (k)	10	10

Series 2005-4, Class 23A2, 4.41%, 5/25/2035 (k)	262	267

Series 2005-7, Class 12A3, 2.47%, 8/25/2035 (k)	30	30

Bellemeade Re Ltd. (Bermuda) Series 2019-1A, Class M1A, 3.09%, 3/25/2029 ‡ (d) (k)	679	679

CHL Mortgage Pass-Through Trust

Series 2005-HYB3, Class 2A1A, 4.16%, 6/20/2035 (k)	360	368

Series 2006-HYB1, Class 2A2C, 3.64%, 3/20/2036 (k)	528	496

Series 2006-HYB2, Class 2A1B, 3.98%, 4/20/2036 (k)	532	493

Series 2006-21, Class A14, 6.00%, 2/25/2037	76	64

CIM Trust

Series 2019-INV1, Class A2, 2.79%, 2/25/2049 (d) (k)	1,014	1,011

Series 2019-INV3, Class A11, 2.66%, 8/25/2049 (d) (k)	844	842

Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 4.38%, 10/25/2035 (k)	122	126

Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 3A4, 5.25%, 9/25/2033	6	6

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (d) (k)	210	210

Series 2019-4, Class A1, 2.58%, 11/25/2049 (d) (k)	1,516	1,513

Connecticut Avenue Securities Trust

Series 2019-R01, Class 2M2, 4.24%, 7/25/2031 ‡ (d) (k)	691	699

Series 2019-R02, Class 1M2, 4.09%, 8/25/2031 ‡ (d) (k)	750	757

Series 2019-R05, Class 1B1, 5.89%, 7/25/2039 (d) (k)	500	523

Series 2019-R06, Class 2M2, 3.89%, 9/25/2039 ‡ (d) (k)	1,500	1,514

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Series 2019-R07, Class 1M1, 2.56%, 10/25/2039 ‡ (d) (k)	989		989

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	16		16

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (d)	146		186

Deephaven Residential Mortgage Trust

Series 2018-3A, Class B2, 5.91%, 8/25/2058 ‡ (d) (k)	300		306

Series 2019-4A, Class M1, 3.48%, 10/25/2059 ‡ (d) (k)	1,457		1,456

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 2.09%, 4/25/2036 (k)	543		524

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 2.12%, 2/25/2036 (k)	1,460		1,423

Eagle RE Ltd. (Bermuda)

Series 2019-1, Class M1B, 3.59%, 4/25/2029 ‡ (d) (k)	150		150

Series 2019-1, Class M2, 5.09%, 4/25/2029 ‡ (d) (k)	350		355

FHLMC — GNMA Series 31, Class Z, 8.00%, 4/25/2024	38		41

FHLMC Structured Agency Credit Risk Debt Notes

Series 2016-HQA2, Class M3, 6.94%, 11/25/2028 (k)	350		382

Series 2017-HQA1, Class M2, 5.34%, 8/25/2029 (k)	250		263

FHLMC, REMIC

Series 1087, Class I, 8.50%, 6/15/2021	1		1

Series 1136, Class H, 6.00%, 9/15/2021	—	(a)	—	(a)

Series 2033, Class K, 6.05%, 8/15/2023	19		20

Series 2685, Class DT, 5.00%, 10/15/2023	34		36

Series 2686, Class GC, 5.00%, 10/15/2023	12		13

Series 1617, Class PM, 6.50%, 11/15/2023	19		20

Series 2756, Class NA, 5.00%, 2/15/2024	19		20

Series 2773, Class CD, 4.50%, 4/15/2024	13		14

Series 1710, Class GH, 8.00%, 4/15/2024	16		17

Series 3532, Class EB, 4.00%, 5/15/2024	54		55

Series 3534, Class MB, 4.00%, 5/15/2024	61		63

Series 1732, Class K, 6.50%, 5/15/2024	12		13

Series 2989, Class TG, 5.00%, 6/15/2025	22		23

Series 2988, Class TY, 5.50%, 6/15/2025	34		36

Series 3710, Class GB, 4.00%, 8/15/2025	96		99

Series 3102, Class CE, 5.50%, 1/15/2026	53		57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 3121, Class JD, 5.50%, 3/15/2026	17	18

Series 1843, Class Z, 7.00%, 4/15/2026	17	19

Series 3962, Class KD, 3.00%, 10/15/2026	170	174

Series 4825, Class VA, 4.00%, 5/15/2029	117	123

Series 3755, Class MU, 4.00%, 11/15/2030	114	122

Series 3761, Class AJ, 6.00%, 11/15/2030	128	141

Series 2378, Class BD, 5.50%, 11/15/2031	59	65

Series 2455, Class GK, 6.50%, 5/15/2032	40	46

Series 2457, Class PE, 6.50%, 6/15/2032	14	16

Series 2473, Class JZ, 6.50%, 7/15/2032	36	41

Series 4119, Class KE, 1.75%, 10/15/2032	46	45

Series 2575, Class PE, 5.50%, 2/15/2033	51	57

Series 2586, Class WG, 4.00%, 3/15/2033	138	148

Series 4203, Class BN, 3.00%, 4/15/2033	209	215

Series 2673, Class PE, 5.50%, 9/15/2033	50	57

Series 2764, Class UG, 5.00%, 3/15/2034	165	182

Series 2922, Class GA, 5.50%, 5/15/2034	1	1

Series 3929, Class MC, 1.75%, 12/15/2034	54	54

Series 2901, Class KB, 5.00%, 12/15/2034	75	82

Series 2935, Class HJ, 5.00%, 2/15/2035	67	74

Series 3077, Class TO, PO, 4/15/2035	13	12

Series 2960, Class JH, 5.50%, 4/15/2035	180	201

Series 3200, PO, 8/15/2036	6	6

Series 3212, Class BK, 5.50%, 9/15/2036	13	15

Series 3213, Class PE, 6.00%, 9/15/2036	43	47

Series 3279, Class PE, 5.50%, 2/15/2037	22	25

Series 3413, Class B, 5.50%, 4/15/2037	47	51

Series 3605, Class NC, 5.50%, 6/15/2037	150	168

Series 4031, Class AB, 5.50%, 6/15/2037	149	168

Series 3405, Class PE, 5.00%, 1/15/2038	100	111

Series 3662, Class QB, 5.00%, 3/15/2038	61	66

Series 3523, Class EX, 5.00%, 4/15/2039	100	106

Series 3553, Class PG, 5.50%, 7/15/2039	225	244

Series 4219, Class JA, 3.50%, 8/15/2039	108	110

Series 3564, Class NB, 5.00%, 8/15/2039	187	214

Series 3827, Class BM, 5.50%, 8/15/2039	78	79

Series 3622, Class WA, 5.50%, 9/15/2039	33	36

Series 3748, Class D, 4.00%, 11/15/2039	89	91

Series 3768, Class MB, 4.00%, 12/15/2039	116	120

Series 3795, Class PD, 4.50%, 1/15/2040	150	156

Series 4259, Class CL, 3.00%, 2/15/2040	220	225

Series 3653, Class HJ, 5.00%, 4/15/2040	52	58

Series 3662, Class PJ, 5.00%, 4/15/2040	110	123

Series 3677, Class KB, 4.50%, 5/15/2040	145	157

Series 3811, Class PA, 5.00%, 9/15/2040	65	69

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Series 3842, Class PH, 4.00%, 4/15/2041	22		24

Series 3859, Class JB, 5.00%, 5/15/2041	139		152

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (k)	55		60

Series 4097, Class DC, 1.50%, 6/15/2041	88		86

Series 3873, Class MJ, 4.00%, 6/15/2041	168		178

Series 3997, Class AB, 3.50%, 2/15/2042	455		479

Series 4034, Class PJ, 2.00%, 3/15/2042	153		151

Series 4026, Class HB, 3.50%, 4/15/2042	141		149

Series 4026, Class MQ, 4.00%, 4/15/2042	214		228

Series 4068, Class PE, 3.00%, 6/15/2042	320		327

Series 4705, Class A, 4.50%, 9/15/2042	167		179

Series 4180, Class ME, 2.50%, 10/15/2042	52		53

Series 4189, Class PA, 3.50%, 11/15/2042	368		386

Series 4217, Class F, 2.09%, 6/15/2043 (k)	301		299

Series 4243, Class AE, 4.00%, 8/15/2043	192		215

Series 4283, Class EW, 4.50%, 12/15/2043 (k)	148		161

Series 4569, Class DA, 3.00%, 8/15/2044	566		580

Series 4554, Class MD, 3.00%, 10/15/2044	304		309

Series 4517, Class PG, 2.50%, 2/15/2045	180		181

Series 4472, Class WL, 3.00%, 5/15/2045	214		220

Series 4592, Class WT, 5.50%, 6/15/2046	109		123

Series 3688, Class GT, 7.35%, 11/15/2046 (k)	34		40

FHLMC, STRIPS Series 284, Class 300, 3.00%, 10/15/2042	201		205

FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-54, Class 2A, 6.50%, 2/25/2043	75		88

FNMA, Connecticut Avenue Securities

Series 2016-C07, Class 2M2, 6.14% (k)	1,677		1,768

Series 2018-C02, Class 2M2, 3.99%, 8/25/2030 (k)	1,463		1,475

Series 2018-C05, Class 1M2, 4.14%, 1/25/2031 (k)	1,250		1,268

Series 2018-C06, Class 1M2, 3.79%, 3/25/2031 (k)	593		596

FNMA, REMIC

Series 1990-7, Class B, 8.50%, 1/25/2020	—	(a)	—	(a)

Series 1990-35, Class E, 9.50%, 4/25/2020	—	(a)	—	(a)

Series 1990-76, Class G, 7.00%, 7/25/2020	—	(a)	—	(a)

Series 1990-106, Class J, 8.50%, 9/25/2020	1		1

Series 1991-73, Class A, 8.00%, 7/25/2021	—	(a)	—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 1992-112, Class GB, 7.00%, 7/25/2022	8	9

Series G92-35, Class E, 7.50%, 7/25/2022	6	6

Series 1992-195, Class C, 7.50%, 10/25/2022	4	4

Series 2008-65, Class CD, 4.50%, 8/25/2023	1	1

Series 2003-78, Class B, 5.00%, 8/25/2023	24	25

Series 1993-226, Class PK, 6.00%, 12/25/2023	156	165

Series 2005-18, Class EG, 5.00%, 3/25/2025	11	12

Series 2011-40, Class KA, 3.50%, 3/25/2026	147	153

Series 2011-99, Class CV, 4.50%, 3/25/2026	68	71

Series 1998-37, Class VZ, 6.00%, 6/17/2028	18	19

Series 1998-66, Class B, 6.50%, 12/25/2028	30	32

Series 2014-1, Class DU, 2.50%, 2/25/2029	200	200

Series 2009-15, Class AC, 5.50%, 3/25/2029	45	49

Series 2009-60, Class DE, 5.00%, 8/25/2029	67	72

Series 2002-55, Class PG, 5.50%, 9/25/2032	48	54

Series 2002-82, Class PE, 6.00%, 12/25/2032	45	51

Series 2012-147, Class WN, 4.50%, 1/25/2033	127	139

Series 2003-21, Class OU, 5.50%, 3/25/2033	12	13

Series 2003-29, Class BY, 5.50%, 4/25/2033	177	200

Series 2003-48, Class GH, 5.50%, 6/25/2033	155	174

Series 2003-58, Class AD, 3.25%, 7/25/2033	13	13

Series 2003-63, Class PE, 3.50%, 7/25/2033	5	5

Series 2013-94, Class CV, 3.50%, 7/25/2033	301	315

Series 2003-67, Class KE, 5.00%, 7/25/2033	72	79

Series 2003-110, Class WA, 4.00%, 8/25/2033	11	12

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2014-58, Class VM, 4.00%, 8/25/2033	250	267

Series 2013-101, Class E, 3.00%, 10/25/2033	250	257

Series 2014-56, Class VH, 3.50%, 9/25/2034	200	210

Series 2004-92, Class TB, 5.50%, 12/25/2034	83	96

Series 2005-5, Class CK, 5.00%, 1/25/2035	45	48

Series 2005-29, Class WC, 4.75%, 4/25/2035	27	29

Series 2005-23, Class TG, 5.00%, 4/25/2035	2	2

Series 2005-68, Class BC, 5.25%, 6/25/2035	4	4

Series 2009-22, Class EG, 5.00%, 7/25/2035	9	10

Series 2005-58, Class EP, 5.50%, 7/25/2035	25	27

Series 2009-71, Class JT, 6.00%, 6/25/2036	225	256

Series 2009-19, Class TD, 5.00%, 8/25/2036	112	126

Series 2009-19, Class PW, 4.50%, 10/25/2036	158	171

Series 2007-13, Class H, 5.50%, 3/25/2037	26	29

Series 2009-50, Class PT, 6.19%, 5/25/2037 (k)	29	33

Series 2007-65, Class KI, IF, IO, 4.83%, 7/25/2037 (k)	13	2

Series 2007-61, Class PE, 5.50%, 7/25/2037	265	299

Series 2007-84, Class P, 5.00%, 8/25/2037	109	119

Series 2009-86, Class OT, PO, 10/25/2037	35	32

Series 2013-83, Class CA, 3.50%, 10/25/2037	65	66

Series 2011-22, Class MA, 6.50%, 4/25/2038	24	25

Series 2008-61, Class GB, 5.50%, 7/25/2038	60	66

Series 2011-111, Class EA, 5.00%, 12/25/2038	2	1

Series 2013-25, Class DC, 2.50%, 6/25/2039	277	279

Series 2009-37, Class KI, IF, IO, 4.21%, 6/25/2039 (k)	9	1

Series 2009-73, Class HJ, 6.00%, 9/25/2039	167	187

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2010-9, Class PE, 4.50%, 10/25/2039	60	63

Series 2009-80, Class KH, 5.00%, 10/25/2039	197	220

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	11	2

Series 2009-112, Class ST, IF, IO, 4.46%, 1/25/2040 (k)	44	8

Series 2010-35, Class SB, IF, IO, 4.63%, 4/25/2040 (k)	18	2

Series 2010-64, Class DM, 5.00%, 6/25/2040	63	68

Series 2010-85, Class NJ, 4.50%, 8/25/2040	137	148

Series 2010-103, Class PJ, 4.50%, 9/25/2040	200	222

Series 2010-137, Class XP, 4.50%, 10/25/2040	204	217

Series 2010-141, Class AL, 4.00%, 12/25/2040	202	215

Series 2011-113, Class MC, 4.00%, 12/25/2040	118	121

Series 2014-2, Class PX, 4.50%, 1/25/2041	200	224

Series 2011-53, Class DT, 4.50%, 6/25/2041	197	213

Series 2012-29, Class PA, 4.00%, 7/25/2041	109	111

Series 2012-137, Class CF, 2.09%, 8/25/2041 (k)	58	58

Series 2011-114, Class B, 3.50%, 11/25/2041	227	238

Series 2011-112, Class PB, 4.00%, 11/25/2041	325	353

Series 2012-20, Class TD, 4.50%, 2/25/2042	139	148

Series 2012-50, Class HB, 4.00%, 3/25/2042	83	87

Series 2012-83, Class TN, 5.00%, 8/25/2042	123	135

Series 2012-136, Class DL, 3.50%, 12/25/2042	200	212

Series 2013-31, Class NC, 3.00%, 4/25/2043	215	221

Series 2018-3, Class CP, 3.00%, 2/25/2046	339	341

Series 2016-19, Class AH, 3.00%, 4/25/2046	410	421

Series 2019-65, Class PA, 2.50%, 5/25/2048	298	299

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2018-43, Class CT, 3.00%, 6/25/2048	316	319

Series 2018-57, Class PT, 3.00%, 8/25/2048	119	120

Series 2018-59, Class DA, 3.00%, 8/25/2048	325	328

Series 2011-85, Class KP, 7.00%, 9/25/2051	80	95

FNMA, STRIPS Series 293, Class 1, PO, 12/25/2024	8	8

Fremont Home Loan Trust Series 2004-A, Class M1, 2.62%, 1/25/2034 ‡ (k)	784	783

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (d) (k)	2,000	2,000

GNMA

Series 2003-62, Class BG, 5.00%, 7/20/2033	64	70

Series 2003-66, Class HD, 5.50%, 8/20/2033	85	94

Series 2004-16, Class AE, 5.50%, 2/20/2034	326	367

Series 2004-16, Class EC, 5.50%, 2/20/2034	145	164

Series 2005-13, Class AE, 5.00%, 9/20/2034	35	36

Series 2005-11, Class PL, 5.00%, 2/20/2035	176	196

Series 2005-13, Class BG, 5.00%, 2/20/2035	176	198

Series 2005-48, Class CY, 5.00%, 6/20/2035	110	122

Series 2006-1, Class LE, 5.50%, 6/20/2035	70	78

Series 2005-54, Class JE, 5.00%, 7/20/2035	209	234

Series 2006-50, Class JD, 5.00%, 9/20/2036	260	303

Series 2006-69, Class MB, 5.50%, 12/20/2036	115	125

Series 2008-20, Class HC, 5.75%, 6/16/2037	85	89

Series 2007-35, Class NE, 6.00%, 6/16/2037	130	151

Series 2007-33, Class LE, 5.50%, 6/20/2037	74	81

Series 2007-79, Class BL, 5.75%, 8/20/2037	85	95

Series 2009-106, Class ST, IF, IO, 4.24%, 2/20/2038 (k)	90	12

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2008-23, Class YA, 5.25%, 3/20/2038	22	24

Series 2008-26, Class JP, 5.25%, 3/20/2038	68	75

Series 2008-33, Class PB, 5.50%, 4/20/2038	114	128

Series 2008-68, Class PQ, 5.50%, 4/20/2038	4	4

Series 2008-62, Class SA, IF, IO, 4.39%, 7/20/2038 (k)	18	2

Series 2008-63, Class PE, 5.50%, 7/20/2038	206	233

Series 2008-58, Class ZT, 6.50%, 7/20/2038	128	163

Series 2008-76, Class US, IF, IO, 4.14%, 9/20/2038 (k)	32	5

Series 2008-76, Class PD, 5.75%, 9/20/2038	168	190

Series 2011-97, Class WA, 6.12%, 11/20/2038 (k)	38	44

Series 2008-95, Class DS, IF, IO, 5.54%, 12/20/2038 (k)	48	9

Series 2009-42, Class CD, 5.00%, 6/20/2039	240	269

Series 2009-72, Class SM, IF, IO, 4.51%, 8/16/2039 (k)	31	6

Series 2010-158, Class EP, 4.50%, 12/16/2040	180	195

Series 2010-157, Class OP, PO, 12/20/2040	63	56

Series 2015-H20, Class FA, 2.24%, 8/20/2065 (k)	160	160

GSR Mortgage Loan Trust

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	12	12

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	4	4

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (d) (k)	250	253

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (d) (k)	250	253

Impac CMB Trust

Series 2004-9, Class 1A1, 2.55%, 1/25/2035 (k)	381	379

Series 2005-5, Class A4, 2.55%, 8/25/2035 (k)	316	294

Series 2005-8, Class 1AM, 2.49%, 2/25/2036 (k)	656	639

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Series 2007-A, Class M3, 4.04%, 5/25/2037 ‡ (d) (k)	587		569

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.09%, 11/25/2033 (k)	25		26

Series 2007-A1, Class 5A5, 4.31%, 7/25/2035 (k)	17		17

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (d) (f)	510		517

MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 4.24%, 4/25/2034 (k)	175		175

MASTR Alternative Loan Trust

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	141		144

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	282		266

MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	6		6

Merrill Lynch Mortgage Investors Trust

Series 2003-F, Class A1, 2.43%, 10/25/2028 (k)	15		15

Series 2004-B, Class A1, 2.29%, 5/25/2029 (k)	22		22

Series 2005-A5, Class A9, 4.31%, 6/25/2035 (k)	90		91

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.61%, 4/25/2034 (k)	31		33

New Residential Mortgage Loan Trust Series 2019-NQM4, Class B2, 5.07%, 9/25/2059 ‡ (d) (k)	688		686

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1		1

Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	1		1

Provident Funding Mortgage Loan Trust Series 2005-2, Class 2A1A, 4.66%, 10/25/2035 (k)	36		37

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (d) (f)	737		739

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(a)	—	(a)

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	15		15

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	409		322

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (d)	29	29

Seasoned Credit Risk Transfer Trust Series 2019-4, Class M55D, 4.00%, 2/25/2059	365	384

Sequoia Mortgage Trust

Series 2004-11, Class A1, 2.36%, 12/20/2034 (k)	35	36

Series 2007-3, Class 1A1, 1.96%, 7/20/2036 (k)	243	236

STACR Trust Series 2018-DNA2, Class M2, 3.94%, 12/25/2030 ‡ (d) (k)	1,500	1,515

Starwood Mortgage Residential Trust

Series 2019-1, Class A1, 2.94%, 6/25/2049 (d) (k)	872	872

Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (d) (k)	1,721	1,692

Structured Asset Mortgage Investments II Trust

Series 2003-AR4, Class A1, 2.46%, 1/19/2034 (k)	16	16

Series 2005-AR2, Class 2A1, 2.25%, 5/25/2045 (k)	94	94

Series 2007-AR7, Class 1A1, 2.64%, 5/25/2047 (k)	510	448

Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.17%, 12/25/2033 (k)	6	6

Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.65%, 12/25/2044 (k)	26	26

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (d) (f)	1,300	1,320

Verus Securitization Trust

Series 2019-4, Class B1, 3.86%, 11/25/2059 ‡ (d) (k)	1,100	1,093

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (d) (k)	100	101

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (d)	100	102

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 2.63%, 7/25/2045 (k)	1,134	1,124

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR9, Class 1A6, 4.32%, 9/25/2033 (k)	12	12

Series 2005-AR3, Class A1, 4.42%, 3/25/2035 (k)	241	239

Series 2005-AR10, Class 1A3, 4.14%, 9/25/2035 (k)	2,051	2,061

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2005-AR10, Class 1A4, 4.14%, 9/25/2035 (k)	273	275

Series 2007-HY3, Class 3A3, 3.87%, 3/25/2037 (k)	358	346

Series 2006-AR17, Class 1A1A, 3.14%, 12/25/2046 (k)	463	465

Total Collateralized Mortgage Obligations (Cost $67,726)		68,750

Asset-Backed Securities — 6.2%

ABFC Trust Series 2003-OPT1, Class M1, 2.83%, 2/25/2033 ‡ (k)	628	624

ACC Trust

Series 2019-1, Class A, 3.75%, 5/20/2022 (d)	352	354

Series 2019-1, Class B, 4.47%, 10/20/2022 (d)	445	452

Series 2019-2, Class A, 2.82%, 2/21/2023 (d)	640	641

Series 2019-2, Class B, 3.63%, 8/21/2023 (d)	400	401

Series 2019-1, Class C, 6.41%, 2/20/2024 (d)	500	510

ACE Securities Corp. Home Equity Loan Trust

Series 2004-OP1, Class M3, 3.67%, 4/25/2034 (k)	340	331

Series 2004-HE3, Class M3, 2.87%, 11/25/2034 ‡ (k)	109	109

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (d)	25	27

Series 2017-1, Class AA, 3.30%, 1/15/2030 (d)	135	137

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	8	9

Series 2013-2, Class A, 4.95%, 1/15/2023	99	103

Series 2017-1, Class AA, 3.65%, 2/15/2029	44	46

American Credit Acceptance Receivables Trust

Series 2019-2, Class B, 3.05%, 5/12/2023 (d)	20	20

Series 2019-4, Class B, 2.43%, 10/12/2023 (d)	215	215

Series 2017-2, Class E, 5.52%, 3/12/2024 (d)	130	132

Series 2018-1, Class D, 3.93%, 4/10/2024 (d)	805	816

Series 2018-4, Class C, 3.97%, 1/13/2025 (d)	855	866

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2019-1, Class C, 3.50%, 4/14/2025 (d)	1,085	1,100

Series 2019-1, Class D, 3.81%, 4/14/2025 (d)	960	981

Series 2019-1, Class E, 4.84%, 4/14/2025 (d)	445	457

Series 2019-3, Class C, 2.76%, 9/12/2025 (d)	323	324

Series 2019-3, Class E, 3.80%, 9/12/2025 (d)	400	400

Series 2019-1, Class F, 6.06%, 12/12/2025 (d)	500	510

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	2	2

Series 2017-2, Class A3, 1.98%, 12/20/2021	18	18

Series 2017-3, Class A3, 1.90%, 3/18/2022	43	43

Series 2017-4, Class A3, 2.04%, 7/18/2022	70	70

Series 2018-1, Class A3, 3.07%, 12/19/2022	115	116

Series 2019-1, Class C, 3.36%, 2/18/2025	165	169

Series 2019-1, Class D, 3.62%, 3/18/2025	210	216

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-2, Class M3, 4.45%, 8/25/2032 ‡ (k)	233	232

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities Series 2004-R1, Class M1, 2.59%, 2/25/2034 ‡ (k)	186	187

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 2.61%, 2/25/2034 ‡ (k)	76	74

Series 2004-W7, Class M9, 4.06%, 5/25/2034 ‡ (d) (k)	164	170

Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (d)	32	32

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE1, Class M1, 2.79%, 1/15/2034 ‡ (k)	402	401

BA Credit Card Trust Series 2019-A1, Class A1, 1.74%, 1/15/2025	320	319

Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 2.99%, 8/25/2034 ‡ (k)	287	283

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

BMW Vehicle Lease Trust

Series 2017-2, Class A3, 2.07%, 10/20/2020	30	30

Series 2018-1, Class A3, 3.26%, 7/20/2021	20	20

British Airways Pass-Through Trust (United Kingdom) Series 2018-1, Class AA, 3.80%, 9/20/2031 (d)	112	118

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (d)	172	174

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	62	62

CarMax Auto Owner Trust

Series 2017-1, Class A3, 1.98%, 11/15/2021	85	85

Series 2017-3, Class A3, 1.97%, 4/15/2022	79	79

Series 2017-4, Class A3, 2.11%, 10/17/2022	76	77

Series 2018-1, Class A3, 2.48%, 11/15/2022	224	225

Series 2018-2, Class A3, 2.98%, 1/17/2023	45	45

CDC Mortgage Capital Trust

Series 2003-HE1, Class M1, 3.14%, 8/25/2033 (k)	179	179

Series 2003-HE3, Class M2, 4.42%, 11/25/2033 ‡ (k)	2	3

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 3.29%, 6/25/2034 ‡ (k)	157	156

CHEC Loan Trust Series 2004-2, Class M3, 3.04%, 4/25/2034 ‡ (k)	220	217

CIG Auto Receivables Trust

Series 2019-1A, Class B, 3.59%, 8/15/2024 (d)	935	949

Series 2019-1A, Class C, 3.82%, 8/15/2024 (d)	225	229

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (f)	1,032	1,070

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/2022	132	132

Series 2017-B, Class A3, 1.86%, 9/15/2022	78	78

Series 2017-C, Class A3, 2.08%, 2/15/2023	125	125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (d)	289	291

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (d)	300	303

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (d)	690	697

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	65	68

CoreVest American Finance Trust Series 2019-3, Class A, 2.71%, 10/15/2052 (d)	100	100

Countrywide Asset-Backed Certificates

Series 2003-BC6, Class M2, 3.52%, 10/25/2033 ‡ (k)	27	27

Series 2005-12, Class M2, 2.28%, 2/25/2036 ‡ (k)	732	731

CPS Auto Receivables Trust

Series 2018-D, Class A, 3.06%, 1/17/2022 (d)	25	25

Series 2019-D, Class A, 2.17%, 12/15/2022 (d)	92	92

Credit Acceptance Auto Loan Trust

Series 2018-2A, Class A, 3.47%, 5/17/2027 (d)	250	253

Series 2019-1A, Class B, 3.75%, 4/17/2028 (d)	865	890

Series 2019-3A, Class C, 3.06%, 3/15/2029 (d)	280	280

Credit-Based Asset Servicing & Securitization LLC

Series 2003-CB5, Class M2, 4.27%, 11/25/2033 ‡ (k)	135	133

Series 2004-CB6, Class M3, 3.89%, 12/25/2033 ‡ (k)	170	169

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (f)	549	558

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 3.52%, 7/25/2034 ‡ (k)	273	273

Series 2004-6, Class M2, 2.77%, 10/25/2034 ‡ (k)	235	234

Drive Auto Receivables Trust

Series 2019-4, Class A3, 2.16%, 5/15/2023	70	70

Series 2019-2, Class C, 3.42%, 6/16/2025	980	996

Series 2019-4, Class C, 2.51%, 11/17/2025	800	800

Series 2019-1, Class D, 4.09%, 6/15/2026	310	319

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2019-2, Class D, 3.69%, 8/17/2026	1,105	1,131

Series 2019-3, Class D, 3.18%, 10/15/2026	980	994

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (d)	367	380

DT Auto Owner Trust

Series 2018-3A, Class A, 3.02%, 2/15/2022 (d)	58	58

Series 2017-1A, Class D, 3.55%, 11/15/2022 (d)	67	67

Series 2017-2A, Class E, 6.03%, 1/15/2024 (d)	480	498

Series 2019-1A, Class D, 3.87%, 11/15/2024 (d)	245	250

Series 2017-4A, Class E, 5.15%, 11/15/2024 (d)	220	227

Series 2019-1A, Class E, 4.94%, 2/17/2026 (d)	425	436

Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (k)	590	603

Exeter Automobile Receivables Trust

Series 2019-3A, Class A, 2.59%, 9/15/2022 (d)	50	50

Series 2019-4A, Class A, 2.18%, 1/17/2023 (d)	172	173

Series 2018-1A, Class D, 3.53%, 11/15/2023 (d)	635	644

Series 2019-3A, Class D, 3.11%, 8/15/2025 (d)	285	287

Series 2019-1A, Class E, 5.20%, 1/15/2026 (d)	230	239

First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 1.94%, 7/25/2036 ‡ (k)	78	78

First Investors Auto Owner Trust Series 2017-2A, Class A2, 2.27%, 7/15/2022 (d)	58	59

Flagship Credit Auto Trust

Series 2017-3, Class A, 1.88%, 10/15/2021 (d)	4	5

Series 2018-2, Class A, 2.97%, 10/17/2022 (d)	46	46

Series 2017-2, Class B, 2.57%, 4/15/2023 (d)	60	60

Series 2019-4, Class C, 2.77%, 12/15/2025 (d)	165	165

Ford Credit Auto Owner Trust Series 2017-A, Class A3, 1.67%, 6/15/2021	33	33

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (d)	305	313

Series 2019-1, Class A, 3.42%, 6/18/2026 (d)	217	218

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (d)	410	415

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (d)	1,300	1,322

Series 2019-2A, Class D, 4.52%, 2/17/2026 (d)	550	560

GLS Auto Receivables Trust Series 2018-1A, Class B, 3.52%, 8/15/2023 (d)	350	352

GM Financial Automobile Leasing Trust

Series 2018-1, Class A4, 2.68%, 12/20/2021	151	151

Series 2019-3, Class A3, 2.03%, 6/20/2022	50	50

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (d)	42	42

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	99	99

GSAMP Trust Series 2004-NC2, Class B2, 5.17%, 10/25/2034 ‡ (d) (k)	527	451

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (d)	140	143

Home Equity Asset Trust

Series 2002-1, Class M2, 3.69%, 11/25/2032 ‡ (k)	296	296

Series 2004-3, Class M1, 2.65%, 8/25/2034 ‡ (k)	304	303

Series 2004-6, Class M2, 2.69%, 12/25/2034 ‡ (k)	91	90

Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 2.99%, 11/25/2034 ‡ (k)	190	190

Honda Auto Receivables Owner Trust

Series 2017-3, Class A3, 1.79%, 9/20/2021	31	31

Series 2019-4, Class A3, 1.83%, 1/18/2024	340	339

Hyundai Auto Lease Securitization Trust Series 2018-B, Class A4, 3.20%, 6/15/2022 (d)	127	128

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Hyundai Auto Receivables Trust

Series 2017-A, Class A3, 1.76%, 8/16/2021	57	56

Series 2017-B, Class A3, 1.77%, 1/18/2022	119	119

John Deere Owner Trust Series 2017-B, Class A3, 1.82%, 10/15/2021	34	34

Kabbage Funding LLC Series 2019-1, Class A, 3.83%, 3/15/2024 (d)	150	152

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 2.55%, 7/25/2031 ‡ (k)	214	214

Series 2003-4, Class M2, 4.42%, 8/25/2033 ‡ (k)	30	31

Marlette Funding Trust Series 2019-4A, Class A, 2.39%, 12/17/2029 (d)	326	326

MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 3.44%, 2/25/2034 ‡ (k)	55	55

Mercedes-Benz Auto Lease Trust

Series 2018-A, Class A3, 2.41%, 2/16/2021	96	96

Series 2019-B, Class A3, 2.00%, 10/17/2022	85	85

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 2.77%, 7/25/2034 (k)	66	65

Series 2004-HE1, Class M2, 4.04%, 4/25/2035 ‡ (k)	233	218

Series 2005-NC1, Class M2, 2.87%, 10/25/2035 ‡ (k)	330	329

Series 2005-FM1, Class M1, 2.51%, 5/25/2036 (k)	243	240

MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (d) (f)	262	264

Morgan Stanley ABS Capital I, Inc. Trust

Series 2004-NC2, Class M2, 3.59%, 12/25/2033 ‡ (k)	48	48

Series 2005-HE1, Class M3, 2.57%, 12/25/2034 ‡ (k)	296	282

Series 2005-HE1, Class M4, 2.87%, 12/25/2034 ‡ (k)	180	176

New Century Home Equity Loan Trust

Series 2003-5, Class M1, 5.04%, 11/25/2033 (f)	187	188

Series 2004-4, Class M1, 2.56%, 2/25/2035 ‡ (k)	491	485

Series 2005-1, Class M1, 2.47%, 3/25/2035 ‡ (k)	187	187

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (d)	141	141

Nissan Auto Lease Trust

Series 2017-B, Class A3, 2.05%, 9/15/2020	13	13

Series 2019-B, Class A3, 2.27%, 7/15/2022	40	40

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	118	118

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 4.57%, 9/25/2033 ‡ (k)	383	383

Series 2003-3, Class M1, 2.92%, 12/25/2033 ‡ (k)	90	90

OneMain Financial Issuance Trust Series 2018-2A, Class A, 3.57%, 3/14/2033 (d)	1,190	1,221

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 2.81%, 7/25/2033 ‡ (k)	543	543

Option One Mortgage Loan Trust Series 2004-2, Class M2, 3.37%, 5/25/2034 ‡ (k)	545	532

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 3.44%, 12/25/2034 ‡ (k)	1,018	1,036

Series 2005-WCH1, Class M4, 3.04%, 1/25/2036 ‡ (k)	500	502

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.14%, 4/25/2023 (d) (k)	100	100

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 4.64%, 2/25/2023 (d) (k)	510	513

Prestige Auto Receivables Trust Series 2017-1A, Class D, 3.61%, 10/16/2023 (d)	230	233

Pretium Mortgage Credit Partners I LLC

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 ‡ (d) (f)	793	795

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (d) (f)	500	500

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 ‡ (d)	100	101

PRPM LLC Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (d) (f)	443	445

RAMP Trust

Series 2005-RS6, Class M4, 2.77%, 6/25/2035 ‡ (k)	500	500

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2006-RZ3, Class M1, 2.14%, 8/25/2036 ‡ (k)	1,000	976

Renaissance Home Equity Loan Trust Series 2003-2, Class M1, 3.03%, 8/25/2033 ‡ (k)	1,056	1,048

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	374	380

Series 2019-1, Class D, 3.65%, 4/15/2025	710	727

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (d)	310	308

Series 2019-A, Class D, 3.45%, 1/26/2032 (d)	420	419

Saxon Asset Securities Trust

Series 2000-2, Class MF2, 5.57%, 7/25/2030 ‡ (f)	62	52

Series 2003-2, Class M2, 4.42%, 6/25/2033 ‡ (k)	120	123

Series 2003-3, Class M1, 2.77%, 12/25/2033 ‡ (k)	391	386

Series 2004-2, Class MV2, 3.33%, 8/25/2035 ‡ (k)	267	268

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (d)	9	9

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 2.69%, 11/25/2034 ‡ (k)	264	261

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	56	58

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 (d) (f)	1,479	1,476

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 2.77%, 10/25/2033 ‡ (k)	172	173

Series 2004-6, Class M2, 3.74%, 7/25/2034 ‡ (k)	22	22

Series 2004-7, Class M1, 2.84%, 8/25/2034 ‡ (k)	44	44

Series 2004-7, Class M2, 2.92%, 8/25/2034 ‡ (k)	101	100

Series 2004-8, Class M2, 2.72%, 9/25/2034 ‡ (k)	231	227

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 2.06%, 5/25/2031 ‡ (d) (k)	105	77

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Tesla Auto Lease Trust Series 2019-A, Class A3, 2.16%, 10/20/2022 (d)	202	202

Toyota Auto Receivables Owner Trust Series 2017-A, Class A3, 1.73%, 2/16/2021	9	9

United Airlines Pass-Through Trust

Series 2016-2, Class AA, 2.88%, 10/7/2028	89	91

Series 2018-1, Class A, 3.70%, 3/1/2030	154	158

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (d) (f)	1,051	1,054

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (d) (f)	710	715

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (d) (f)	1,896	1,888

Voya CLO Ltd. (Cayman Islands)

Series 2019-1A, Class A, 3.17%, 4/15/2029 (d) (k)	418	418

Series 2019-1A, Class D, 5.30%, 4/15/2029 ‡ (d) (k)	365	365

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 6.29%, 10/25/2034 ‡ (d) (k)	194	179

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (d)	1,710	1,749

Series 2019-1A, Class C, 3.45%, 3/15/2024 (d)	540	546

Series 2019-1A, Class D, 3.67%, 3/15/2024 (d)	2,025	2,063

Series 2019-2A, Class C, 2.84%, 7/15/2024 (d)	120	121

Series 2019-1A, Class E, 4.49%, 7/15/2024 (d)	505	519

Series 2018-3A, Class F, 6.02%, 2/18/2025 (d)	1,000	1,029

World Financial Network Credit Card Master Trust

Series 2017-A, Class A, 2.12%, 3/15/2024	224	224

Series 2018-A, Class A, 3.07%, 12/16/2024	496	501

World Omni Auto Receivables Trust Series 2017-B, Class A3, 1.95%, 2/15/2023	84	84

Total Asset-Backed Securities (Cost $64,208)		65,740

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Treasury Obligations — 4.5%

U.S. Treasury Bonds

2.75%, 8/15/2042	3,200	3,414

2.75%, 11/15/2042	2,900	3,091

2.25%, 8/15/2046	500	485

U.S. Treasury Notes

2.00%, 1/31/2020 (l)	9,938	9,941

2.13%, 8/31/2020	4,000	4,012

2.25%, 7/31/2021	4,000	4,040

1.88%, 3/31/2022	2,000	2,012

1.50%, 9/15/2022	2,000	1,994

2.75%, 8/31/2025	2,500	2,633

2.25%, 11/15/2025	2,000	2,052

1.63%, 2/15/2026	7,500	7,426

2.25%, 11/15/2027	4,000	4,108

2.88%, 8/15/2028	3,000	3,231

Total U.S. Treasury Obligations (Cost $47,861)		48,439

Convertible Bonds — 3.4%

Aerospace & Defense — 0.1%

Airbus SE (France) Series AMFP, Zero Coupon, 6/14/2021 (c)	EUR 300	363

MTU Aero Engines AG (Germany) 0.13%, 5/17/2023 (c)	EUR200	465

Safran SA (France) Series SAF, Zero Coupon, 6/21/2023 (c)	EUR241 Units	443

		1,271

Banks — 0.1%

BofA Finance LLC 0.25%, 5/1/2023	647	679

Beverages — 0.0% (b)

Remy Cointreau SA (France) 0.13%, 9/7/2026 (c)	EUR340 Units	516

Biotechnology — 0.1%

BioMarin Pharmaceutical, Inc. 0.60%, 8/1/2024	309	327

Exact Sciences Corp.

1.00%, 1/15/2025	227	328

0.38%, 3/15/2027	225	254

		909

Capital Markets — 0.1%

Archer Obligations SA (France) Series KER, Zero Coupon, 3/31/2023 (c)	EUR600	995

SBI Holdings, Inc. (Japan) Zero Coupon, 9/13/2023 (c)	JPY 40,000	384

		1,379

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

Chemicals — 0.1%

Sika AG (Switzerland)

3.75%, 1/30/2022 (c)	CHF 400	572

0.15%, 6/5/2025 (c)	CHF 260	313

Symrise AG (Germany) Series SY1G, 0.24%, 6/20/2024 (c)	EUR 400	533

		1,418

Commercial Services & Supplies — 0.1%

China Conch Venture Holdings International Ltd. (China) Zero Coupon, 9/5/2023 (c)	HKD4,000	556

Edenred (France) Zero Coupon, 9/6/2024 (c)	EUR 300 Units	223

		779

Construction & Engineering — 0.1%

China Railway Construction Corp. Ltd. (China) Zero Coupon, 1/29/2021 (c)	500	525

Diversified Consumer Services — 0.0% (b)

Chegg, Inc. 0.13%, 3/15/2025 (d)	301	310

Diversified Telecommunication Services — 0.1%

Cellnex Telecom SA (Spain) 1.50%, 1/16/2026 (c)	EUR 400	601

Energy Equipment & Services — 0.1%

TechnipFMC plc (United Kingdom) 0.88%, 1/25/2021 (c)	EUR 200	227

Transocean, Inc. 0.50%, 1/30/2023	354	353

		580

Entertainment — 0.1%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	707	862

Health Care Equipment & Supplies — 0.1%

DexCom, Inc. 0.75%, 12/1/2023	363	538

Insulet Corp. 0.38%, 9/1/2026 (d)	436	452

		990

Health Care Providers & Services — 0.1%

Anthem, Inc. 2.75%, 10/15/2042	46	193

Orpea (France) 0.38%, 5/17/2027 (c)	EUR 299 Units	543

		736

Household Durables — 0.1%

Harvest International Co. (China) Zero Coupon, 11/21/2022 (c)	HKD4,000	536

Sony Corp. (Japan) Series 6, Zero Coupon, 9/30/2022	JPY 65,000	891

		1,427

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Interactive Media & Services — 0.1%

Snap, Inc. 0.75%, 8/1/2026 (d)	300	312

Twitter, Inc. 0.25%, 6/15/2024	411	397

		709

Internet & Direct Marketing Retail — 0.2%

Baozun, Inc. (China) 1.63%, 5/1/2024 (d)	190	172

Booking Holdings, Inc.

0.35%, 6/15/2020	620	962

0.90%, 9/15/2021	546	629

IAC FinanceCo, Inc. 0.88%, 10/1/2022 (d)	250	430

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028	145	216

		2,409

IT Services — 0.2%

Akamai Technologies, Inc. 0.13%, 5/1/2025	373	412

Atos SE (France) Zero Coupon, 11/6/2024 (c)	EUR 200	268

Euronet Worldwide, Inc. 0.75%, 3/15/2049 (d)	383	457

Okta, Inc. 0.13%, 9/1/2025 (d)	461	446

Square, Inc. 0.50%, 5/15/2023	386	431

Twilio, Inc. 0.25%, 6/1/2023	168	257

		2,271

Life Sciences Tools & Services — 0.1%

Illumina, Inc. 0.50%, 6/15/2021	234	325

Zero Coupon, 8/15/2023	278	307

QIAGEN NV 1.00%, 11/13/2024 (c)	200	203

Repligen Corp. 0.38%, 7/15/2024	317	342

		1,177

Machinery — 0.1%

CRRC Corp. Ltd. (China) Zero Coupon, 2/5/2021 (c)	500	484

Fortive Corp. 0.88%, 2/15/2022 (d)	436	441

		925

Media — 0.1%

DISH Network Corp. 3.38%, 8/15/2026	328	315

Liberty Interactive LLC 1.75%, 9/30/2046 (d)	357	524

Liberty Media Corp. 1.38%, 10/15/2023	268	361

		1,200

Oil, Gas & Consumable Fuels — 0.1%

BP Capital Markets plc (United Kingdom) Series BP, 1.00%, 4/28/2023 (c)	GBP 100	160

Golar LNG Ltd. (Bermuda) 2.75%, 2/15/2022	437	390

Oasis Petroleum, Inc. 2.63%, 9/15/2023	20	15

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

Oil, Gas & Consumable Fuels — continued

RAG-Stiftung (Germany) Zero Coupon, 2/18/2021 (c)	EUR 200	230

TOTAL SA (France) Series FP, 0.50%, 12/2/2022 (c)	400	424

		1,219

Real Estate Management & Development — 0.1%

Deutsche Wohnen SE (Germany) Series DWNI, 0.33%, 7/26/2024 (c)	EUR 700	830

Smart Insight International Ltd. (China) 4.50%, 12/5/2023 (c)	HKD 2,000	320

		1,150

Semiconductors & Semiconductor Equipment — 0.4%

Advanced Micro Devices, Inc. 2.13%, 9/1/2026	126	730

Microchip Technology, Inc. 1.63%, 2/15/2027	1,192	1,699

ON Semiconductor Corp. 1.63%, 10/15/2023	407	561

Semiconductor Manufacturing International Corp. (China) Series 981, Zero Coupon, 7/7/2022 (c)	250	332

Silicon Laboratories, Inc. 1.38%, 3/1/2022	209	278

STMicroelectronics NV (Switzerland) Series A, Zero Coupon, 7/3/2022 (c)	600	823

		4,423

Software — 0.4%

Atlassian, Inc. 0.63%, 5/1/2023	100	158

Coupa Software, Inc. 0.13%, 6/15/2025 (d)	492	582

CyberArk Software Ltd. Zero Coupon, 11/15/2024 (d)	210	217

DocuSign, Inc. 0.50%, 9/15/2023	190	236

Envestnet, Inc. 1.75%, 6/1/2023	270	323

Five9, Inc. 0.13%, 5/1/2023	179	302

Palo Alto Networks, Inc. 0.75%, 7/1/2023	572	631

Proofpoint, Inc. 0.25%, 8/15/2024 (d)	302	311

ServiceNow, Inc. Zero Coupon, 6/1/2022	149	314

Splunk, Inc. 0.50%, 9/15/2023	401	482

Workday, Inc. 0.25%, 10/1/2022	226	289

Xero Investments Ltd. (New Zealand) 2.38%, 10/4/2023 (c)	474	652

Zendesk, Inc. 0.25%, 3/15/2023	153	208

		4,705

Specialty Retail — 0.0% (b)

Zhongsheng Group Holdings Ltd. (China) Zero Coupon, 5/23/2023 (c)	HKD 3,000	458

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany) Series ADS, 0.05%, 9/12/2023 (c)	EUR 600		825

Kering SA (France) Zero Coupon, 9/30/2022 (c)	EUR300		363

LVMH Moet Hennessy Louis Vuitton SE (France) Series MCFP, Zero Coupon, 2/16/2021 (c)	182 Units		912

			2,100

Transportation Infrastructure — 0.1%

Shanghai Port Group BVI Holding Co. Ltd. (China) Zero Coupon, 8/9/2021 (c)	558		580

Wireless Telecommunication Services — 0.0% (b)

Vodafone Group plc (United Kingdom) 1.50%, 3/12/2022 (c)	GBP300		463

Total Convertible Bonds (Cost $33,940)			36,771

	SHARES (000)
Investment Companies — 3.0%

Fixed Income — 3.0%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (m)	2,373		19,461

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (m)	1,578		12,938

Total Fixed Income			32,399

Total Investment Companies (Cost $31,072)			32,399

Exchange-Traded Funds — 2.6%

Alternative Assets — 2.6%

JPMorgan BetaBuilders MSCI US REIT ETF (m)	304		27,011

International Equity — 0.0% (b)

iShares MSCI EAFE ETF	1		94

U.S. Equity — 0.0% (b)

SPDR S&P 500 ETF Trust	—	(a)	80

Total Exchange-Traded Funds (Cost $27,446)			27,185

	PRINCIPAL AMOUNT (000)
Commercial Mortgage-Backed Securities — 2.3%

BANK

Series 2019-BN21, Class XA, IO, 1.00%, 10/17/2052 (k)	5,627		389

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series 2019-BN20, Class XA, IO, 0.84%, 9/15/2062 (k)	2,348	157

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (d)	100	104

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.06%, 3/15/2037 ‡ (d) (k)	500	500

DBGS Mortgage Trust Series 2018-5BP, Class B, 2.57%, 6/15/2033 ‡ (d) (k)	750	746

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	4	4

Series KF12, Class A, 2.40%, 9/25/2022 (k)	49	49

Series K027, Class A2, 2.64%, 1/25/2023	400	407

Series KJ11, Class A2, 2.93%, 1/25/2023	168	171

Series K038, Class A2, 3.39%, 3/25/2024	129	135

Series K049, Class A2, 3.01%, 7/25/2025	250	260

Series KLU2, Class A7, 2.23%, 9/25/2025 (k)	300	297

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	3,360	218

Series K066, Class A2, 3.12%, 6/25/2027	218	229

Series K071, Class A2, 3.29%, 11/25/2027	411	437

Series K070, Class A2, 3.30%, 11/25/2027 (k)	413	439

Series K072, Class A2, 3.44%, 12/25/2027	118	127

Series K075, Class X3, IO, 2.13%, 5/25/2028 (k)	2,250	332

Series K086, Class X1, IO, 0.24%, 11/25/2028 (k)	12,351	263

Series K090, Class X1, IO, 0.71%, 2/25/2029 (k)	10,575	609

Series K092, Class X3, IO, 2.25%, 7/25/2029 (k)	570	98

Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	5,100	683

Series K729, Class X3, IO, 1.97%, 11/25/2044 (k)	4,530	389

Series K730, Class X3, IO, 2.04%, 2/25/2045 (k)	3,830	349

Series K072, Class X3, IO, 2.14%, 12/25/2045 (k)	5,070	734

Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	3,132	541

Series K090, Class X3, IO, 2.31%, 2/25/2047 (k)	3,390	603

Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	3,610	633

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	124	125

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (k)	490	513

Series 2014-M3, Class A2, 3.48%, 1/25/2024 (k)	348	364

Series 2014-M4, Class A2, 3.35%, 3/25/2024 (k)	400	417

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (k)	450	466

Series 2015-M1, Class A2, 2.53%, 9/25/2024	400	406

Series 2016-M3, Class A2, 2.70%, 2/25/2026	190	195

Series 2017-M3, Class A2, 2.48%, 12/25/2026 (k)	450	455

Series 2017-M2, Class A2, 2.80%, 2/25/2027 (k)	150	154

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (k)	525	545

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (k)	400	417

Series 2017-M15, Class A2, 2.96%, 9/25/2027 (k)	200	208

Series 2018-M1, Class A2, 2.99%, 12/25/2027 (k)	120	125

Series 2018-M9, Class APT2, 3.12%, 4/25/2028 (k)	100	105

Series 2018-M10, Class A2, 3.38%, 7/25/2028 (k)	199	212

Series 2017-M5, Class A2, 3.18%, 4/25/2029 (k)	500	525

Series 2016-M4, Class X2, IO, 2.65%, 1/25/2039 (k)	3,145	245

FREMF Mortgage Trust

Series 2019-K736, Class C, 3.76%, 7/25/2026 (d) (k)	165	165

Series 2017-KF40, Class B, 4.40%, 11/25/2027 (d) (k)	482	487

Series 2015-K44, Class B, 3.68%, 1/25/2048 (d) (k)	200	205

Series 2016-K722, Class B, 3.84%, 7/25/2049 (d) (k)	220	228

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (k)	2,434	26

Series 2013-80, IO, 0.94%, 3/16/2052 (k)	2,326	128

Series 2015-86, IO, 0.75%, 5/16/2052 (k)	2,326	106

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series 2014-186, IO, 0.76%, 8/16/2054 (k)	5,223	230

Series 2015-33, IO, 0.74%, 2/16/2056 (k)	3,800	175

Series 2015-59, IO, 0.99%, 6/16/2056 (k)	619	33

Series 2017-173, IO, 1.36%, 9/16/2057 (k)	1,219	106

Series 2016-105, IO, 1.04%, 10/16/2057 (k)	1,366	89

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (k)	6,565	439

Series 2016-96, IO, 0.98%, 12/16/2057 (k)	500	36

Series 2017-86, IO, 0.77%, 5/16/2059 (k)	1,030	62

Series 2017-148, IO, 0.66%, 7/16/2059 (k)	1,236	66

Series 2017-171, IO, 0.70%, 9/16/2059 (k)	773	47

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (k)	30	30

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.26%, 7/15/2040 (k)	183	184

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.56%, 12/12/2049 ‡ (d) (k)	51	—	(a)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	172	174

Morgan Stanley Capital I Trust

Series 2007-T27, Class C, 5.95%, 6/11/2042 ‡ (d) (k)	1,000	1,032

Series 2007-HQ11, Class X, IO, 0.22%, 2/12/2044 ‡ (d) (k)	48	—	(a)

MRCD MARK Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (d)	150	151

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	114	117

Velocity Commercial Capital Loan Trust

Series 2019-1, Class A, 3.76%, 3/25/2049 (d) (k)	1,976	2,007

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (d) (k)	842	855

Series 2019-3, Class A, 3.03%, 10/25/2049 (d) (k)	545	544

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (d)	250	253

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (d)	500		509

Series 2012-C6, Class A4, 3.44%, 4/15/2045	200		203

Total Commercial Mortgage-Backed Securities (Cost $24,105)			24,067

Mortgage-Backed Securities — 0.8%

FHLMC Gold Pools, 15 Year

Pool # G13603, 5.50%, 2/1/2024	6		6

Pool # G16039, 3.50%, 1/1/2032	235		244

FHLMC Gold Pools, 30 Year

Pool # C00401, 8.00%, 4/1/2025	—	(a)	—	(a)

Pool # C80313, 8.00%, 5/1/2025	—	(a)	—	(a)

Pool # D69343, 7.00%, 2/1/2026	2		2

Pool # C00460, 7.50%, 5/1/2026	1		1

Pool # C00472, 8.50%, 7/1/2026	2		2

Pool # C00542, 7.50%, 8/1/2027	1		2

Pool # A51176, 6.00%, 8/1/2036	40		45

Pool # A57681, 6.00%, 12/1/2036	4		5

Pool # G05405, 5.50%, 2/1/2039	58		65

Pool # G06493, 4.50%, 5/1/2041	108		117

Pool # Q53637, 3.50%, 1/1/2048	648		673

FNMA UMBS, 15 Year Pool # 995381, 6.00%, 1/1/2024	8		9

FNMA UMBS, 20 Year Pool # 929142, 5.50%, 2/1/2028	40		44

FNMA UMBS, 30 Year

Pool # 124555, 8.00%, 11/1/2022	4		4

Pool # 250085, 8.00%, 6/1/2024	—	(a)	—	(a)

Pool # 250114, 9.00%, 8/1/2024	4		4

Pool # 337115, 6.50%, 2/1/2026	2		2

Pool # 346269, 7.00%, 5/1/2026	4		4

Pool # AL0045, 6.00%, 12/1/2032	21		24

Pool # 702901, 6.00%, 5/1/2033	38		44

Pool # 729379, 6.00%, 8/1/2033	3		3

Pool # 735503, 6.00%, 4/1/2035	27		31

Pool # 888460, 6.50%, 10/1/2036	40		48

Pool # 888890, 6.50%, 10/1/2037	8		9

Pool # 949320, 7.00%, 10/1/2037	3		4

Pool # 995149, 6.50%, 10/1/2038	33		38

Pool # 994410, 7.00%, 11/1/2038	17		20

Pool # BM3375, 4.00%, 1/1/2048	332		355

FNMA, Other

Pool # AM3165, 3.05%, 10/1/2020	135		136

Pool # 465973, 3.59%, 10/1/2020	88		88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	55

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

Pool # 465721, 4.04%, 10/1/2020	400	402

Pool # 466430, 3.37%, 11/1/2020	186	186

Pool # 466854, 3.70%, 12/1/2020	125	126

Pool # 467757, 4.33%, 4/1/2021	260	265

Pool # 468066, 4.30%, 6/1/2021	451	463

Pool # 469384, 3.11%, 10/1/2021	90	91

Pool # 469873, 3.03%, 12/1/2021	84	86

Pool # AL2044, 3.82%, 5/1/2022	124	127

Pool # 471580, 2.84%, 6/1/2022	214	219

Pool # 471513, 2.90%, 6/1/2022	85	87

Pool # AM2285, 2.41%, 1/1/2023	218	220

Pool # AL3594, 2.71%, 4/1/2023	169	172

Pool # AM3301, 2.35%, 5/1/2023	173	174

Pool # BL4638, 2.48%, 5/1/2026	500	502

Pool # AM8529, 3.03%, 4/1/2027	350	365

Pool # AN5182, 3.39%, 4/1/2027	347	367

Pool # AN0502, 3.35%, 1/1/2028	291	309

Pool # AN2069, 2.35%, 8/1/2028	270	269

Pool # AN2466, 2.57%, 8/1/2028	249	252

Pool # AM6756, 3.57%, 10/1/2029	274	295

Pool # AM6760, 3.57%, 10/1/2029	274	295

Pool # BL4956, 2.41%, 11/1/2029	509	509

Pool # BL4333, 2.52%, 11/1/2029	400	403

GNMA I, 30 Year

Pool # 323423, 8.50%, 6/15/2022	6	6

Pool # 780708, 8.50%, 12/15/2022	1	1

Pool # 376038, 8.00%, 4/15/2024	2	2

Pool # 401860, 7.50%, 6/15/2025	7	7

Pool # 413007, 7.00%, 8/15/2025	5	6

Pool # 416192, 6.50%, 4/15/2026	2	2

Pool # 424185, 6.50%, 4/15/2026	7	8

Pool # 375344, 7.00%, 5/15/2026	22	22

Pool # 451932, 8.00%, 9/15/2027	7	8

Pool # 430634, 6.50%, 3/15/2028	6	7

GNMA II, 30 Year

Pool # 2083, 8.50%, 9/20/2025	4	4

Pool # 2619, 8.00%, 7/20/2028	2	2

Pool # BQ3224, 4.50%, 9/20/2049	398	432

Total Mortgage-Backed Securities (Cost $8,588)		8,720

INVESTMENTS	SHARES		VALUE (000)
Convertible Preferred Stocks — 0.7%

Banks — 0.3%

Bank of America Corp. Series L, 7.25% ($1,000 par value)	1		1,361

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	1		1,611

			2,972

Chemicals — 0.0% (b)

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	8		386

Electric Utilities — 0.0% (b)

NextEra Energy, Inc. 4.87%, 9/1/2022 ($50 par value)	7		339

Equity Real Estate Investment Trusts (REITs) — 0.0% (b)

Crown Castle International Corp. Series A, 6.88%, 8/1/2020 ($1,000 par value)	—	(a)	244

Food Products — 0.1%

Bunge Ltd. 4.88% ($100 par value)	5		544

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	12		775

Machinery — 0.0% (b)

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	3		335

Multi-Utilities — 0.1%

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	5		577

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	1		954

Total Convertible Preferred Stocks (Cost $6,654)			7,126

	PRINCIPAL AMOUNT (000)
Loan Assignments — 0.1% (n)

Auto Components — 0.0% (b)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.07%, 4/6/2024 (e)	5		5

Chemicals — 0.0% (b)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.69%, 6/1/2024 (e)	59		59

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

Communications Equipment — 0.0% (b)

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.99%, 12/15/2024 (e)	179	176

Diversified Telecommunication Services — 0.0% (b)

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.05%, 11/1/2025 (e)	20	9

Food & Staples Retailing — 0.0% (b)

Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.75%), 8.55%, 12/5/2023 (e)	232	82

Health Care Providers & Services — 0.0% (b)

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.69%, 6/7/2023 (e)	195	192

Hotels, Restaurants & Leisure — 0.0% (b)

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.69%, 10/4/2023 (e)	70	71

Machinery — 0.0% (b)

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.24%, 11/6/2024 (e)	61	61

Media — 0.0% (b)

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.69%, 5/1/2026 (e)	134	134

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.05%, 4/29/2026 (e)	53	54

		188

Multiline Retail — 0.0% (b)

Neiman Marcus Group Ltd., Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.21%, 10/25/2023 (e)	40	31

Oil, Gas & Consumable Fuels — 0.1%

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.55%, 12/31/2022 (e)	320	285

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.04%, 8/25/2023 (e)	52	41

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.80%, 4/12/2024 (e)	203	119

		445

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Pharmaceuticals — 0.0% (b)

Bausch Health Cos, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.74%, 6/2/2025 (e)	166	166

Total Loan Assignments (Cost $1,729)		1,485

	SHARES (000)
Preferred Stocks — 0.0% (b)

Diversified Financial Services — 0.0% (b)

Rolls-Royce International Ltd. (Preference) (United Kingdom), Class C *	313	—	(a)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding Co. 10.00%, 6/7/2029 (d)	75	67

Multi-Utilities — 0.0% (b)

Dominion Energy, Inc. Series A, 7.25%, 6/1/2022 ($100 par value)	3	348

Total Preferred Stocks (Cost $407)		415

	PRINCIPAL AMOUNT (000)
Municipal Bonds — 0.0% (b) (o)

New York — 0.0% (b)

Other Revenue — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	35	44

Ohio — 0.0% (b)

Hospital — 0.0% (b)

County of Hamilton Rev., AGM, 3.76%, 6/1/2042	40	40

Other Revenue — 0.0% (b)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	210	325

Total Ohio		365

Total Municipal Bonds (Cost $286)		409

U.S. Government Agency Securities — 0.0% (b)

Resolution Funding Corp. STRIPS 1.78%, 7/15/2020 (p)	250	248

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	57

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Government Agency Securities — continued

Tennessee Valley Authority 4.63%, 9/15/2060	44	60

Total U.S. Government Agency Securities (Cost $291)		308

Foreign Government Securities — 0.0% (b)

Republic of Peru (Peru) 5.63%, 11/18/2050	20	29

United Mexican States (Mexico)

4.00%, 10/2/2023	86	91

5.55%, 1/21/2045	143	176

Total Foreign Government Securities (Cost $251)		296

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $52)	3	45

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡	23	—	(a)

Oil, Gas & Consumable Fuels — 0.0% (b)

Repsol SA, expiring 1/7/2020 (Spain) *	6	3

Total Rights (Cost $3)		3

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (m) (q)	18,368	18,374

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70% (m) (q)	796	796

Total Investment Companies (Cost $19,169)		19,170

Total Investments — 98.4% (Cost $877,051)		1,053,782
Other Assets Less Liabilities — 1.6%		16,789

NET ASSETS — 100.0%		1,070,571

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	72.0%

Japan	3.1

France	3.0

China	2.8

United Kingdom	2.5

Switzerland	1.9

Germany	1.6

India	1.4

Taiwan	1.2

Hong Kong	1.0

Others (each less than 1.0%)	7.7

Short-Term Investments	1.8

** Percentages indicated are based upon total investments as of December 31, 2019.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AGM	Insured by Assured Guaranty Municipal Corp.
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc
CLO	Collateralized Loan Obligations
CVA	Dutch Certification
CVR	Contingent Value Rights
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Finnish Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	DECEMBER 31, 2019

PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
RTS	Russian Trading System
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company
SPDR	Standard & Poor’s Depository Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2019.

(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2019.
(g)	Defaulted security.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2019.
(j)	Security is an interest bearing note with preferred security characteristics.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2019.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(p)	The rate shown is the effective yield as of December 31, 2019.
(q)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	59

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Japan 10 Year Bond	23	03/2020	JPY	32,213	(35)

MSCI EAFE E-Mini Index	3	03/2020	USD	306	3

MSCI Emerging Markets E-Mini Index	300	03/2020	USD	16,779	403

Russell 2000 E-Mini Index	100	03/2020	USD	8,350	106

S&P 500 E-Mini Index	1	03/2020	USD	162	5

S&P/TSX 60 Index	69	03/2020	CAD	10,749	(6)

SPI 200 Index	92	03/2020	AUD	10,667	(279)

TOPIX Index	20	03/2020	JPY	3,144	(5)

U.S. Treasury 10 Year Note	1,478	03/2020	USD	189,554	(1,735)

					(1,543)

Short Contracts

Australia 10 Year Bond	(425)	03/2020	AUD	(42,636)	810

EURO STOXX 50 Index	(518)	03/2020	EUR	(21,688)	26

Euro-Bund	(166)	03/2020	EUR	(31,746)	299

Long Gilt	(304)	03/2020	GBP	(52,904)	296

MSCI EAFE E-Mini Index	(23)	03/2020	USD	(2,342)	— (a)

S&P 500 E-Mini Index	(21)	03/2020	USD	(3,394)	(60)

TOPIX Index	(134)	03/2020	JPY	(21,062)	110

					1,481

					(62)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Tokyo Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2019

Forward foreign currency exchange contracts outstanding as of December 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	132	USD	146	Citibank, NA	1/2/2020	2
EUR	126	USD	140	Merrill Lynch International	1/2/2020	1
EUR	6,779	USD	7,557	State Street Corp.	1/2/2020	47
GBP	438	USD	575	State Street Corp.	1/2/2020	6
HKD	13,382	USD	1,717	Merrill Lynch International	1/2/2020	—	(a)
CHF	699	USD	714	Merrill Lynch International	1/3/2020	8
AUD	10,500	EUR	6,455	Citibank, NA	1/6/2020	128
AUD	10,480	EUR	6,430	HSBC Bank, NA	1/6/2020	142
AUD	1,936	GBP	1,013	Goldman Sachs International	1/6/2020	17
AUD	36,614	USD	25,177	Citibank, NA	1/6/2020	518
AUD	8,211	USD	5,584	Goldman Sachs International	1/6/2020	178
BRL	19,459	USD	4,637	Barclays Bank plc**	1/6/2020	200
BRL	4,981	USD	1,188	Goldman Sachs International**	1/6/2020	50
CAD	12,428	EUR	8,438	Goldman Sachs International	1/6/2020	105
CAD	1,561	JPY	127,742	Goldman Sachs International	1/6/2020	26
CAD	30,266	USD	22,831	Citibank, NA	1/6/2020	477
CAD	13,871	USD	10,511	Goldman Sachs International	1/6/2020	171
CHF	14,038	EUR	12,818	Goldman Sachs International	1/6/2020	128
CHF	3,510	EUR	3,193	HSBC Bank, NA	1/6/2020	45
CHF	951	GBP	733	Goldman Sachs International	1/6/2020	12
CHF	2,375	USD	2,380	Citibank, NA	1/6/2020	75
CHF	401	USD	406	Goldman Sachs International	1/6/2020	8
CHF	28,015	USD	28,559	Royal Bank of Canada	1/6/2020	394
CLP	4,680,893	USD	6,112	Barclays Bank plc**	1/6/2020	113
CNY	25,174	USD	3,597	Goldman Sachs International**	1/6/2020	19
CZK	75,512	USD	3,286	Citibank, NA	1/6/2020	45
CZK	251,477	USD	10,848	State Street Corp.	1/6/2020	245
EUR	1,092	USD	1,206	Barclays Bank plc	1/6/2020	19
EUR	6,458	USD	7,133	BNP Paribas	1/6/2020	113
GBP	6,705	USD	8,632	Goldman Sachs International	1/6/2020	250
GBP	5,445	USD	7,111	HSBC Bank, NA	1/6/2020	103
HUF	441,807	USD	1,449	Barclays Bank plc	1/6/2020	48
HUF	3,198,266	USD	10,575	Citibank, NA	1/6/2020	266
IDR	47,157,044	USD	3,326	Citibank, NA**	1/6/2020	76
IDR	16,619,278	USD	1,176	Goldman Sachs International**	1/6/2020	23
ILS	32,782	USD	9,432	Barclays Bank plc	1/6/2020	62
INR	84,783	USD	1,185	Barclays Bank plc**	1/6/2020	4
INR	166,016	USD	2,305	Citibank, NA**	1/6/2020	23
INR	84,627	USD	1,176	Goldman Sachs International**	1/6/2020	10
JPY	184,779	USD	1,693	Goldman Sachs International	1/6/2020	8
JPY	117,673	USD	1,077	State Street Corp.	1/6/2020	6
KRW	8,458,134	USD	7,227	Barclays Bank plc**	1/6/2020	91
KRW	1,388,964	USD	1,181	Citibank, NA**	1/6/2020	21
KRW	1,321,168	USD	1,135	Citibank, NA**	1/6/2020	8
KRW	2,764,029	USD	2,349	Goldman Sachs International**	1/6/2020	42
MXN	60,305	USD	3,064	Credit Suisse International	1/6/2020	124
MXN	23,279	USD	1,190	Goldman Sachs International	1/6/2020	41
MXN	255,496	USD	13,076	State Street Corp.	1/6/2020	431
NOK	32,414	EUR	3,205	Barclays Bank plc	1/6/2020	97
NOK	32,630	EUR	3,192	Citibank, NA	1/6/2020	136
NOK	122,548	USD	13,336	Citibank, NA	1/6/2020	623
NZD	8,300	AUD	7,797	Citibank, NA	1/6/2020	116
NZD	4,743	AUD	4,478	Goldman Sachs International	1/6/2020	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	61

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
NZD	28,931	USD	19,160	BNP Paribas	1/6/2020	317
NZD	13,270	USD	8,540	Goldman Sachs International	1/6/2020	394
PHP	61,513	USD	1,210	Citibank, NA**	1/6/2020	4
RON	5,285	USD	1,221	Barclays Bank plc	1/6/2020	17
RON	14,839	USD	3,434	BNP Paribas	1/6/2020	41
RON	15,612	USD	3,600	Goldman Sachs International	1/6/2020	57
THB	35,804	USD	1,180	Barclays Bank plc	1/6/2020	15
THB	35,838	USD	1,181	BNP Paribas	1/6/2020	16
THB	294,930	USD	9,767	Goldman Sachs International	1/6/2020	80
TWD	504,005	USD	16,712	Citibank, NA**	1/6/2020	120
TWD	52,566	USD	1,733	Goldman Sachs International**	1/6/2020	22
USD	1,159	CLP	857,807	Citibank, NA**	1/6/2020	18
USD	12,036	HUF	3,534,131	HSBC Bank, NA	1/6/2020	56
USD	1,055	INR	75,215	Citibank, NA**	1/6/2020	1
USD	8,550	JPY	925,017	Citibank, NA	1/6/2020	35
USD	2,403	PHP	121,401	Citibank, NA**	1/6/2020	7
USD	1,182	PHP	59,889	Goldman Sachs International**	1/6/2020	—	(a)
USD	2,322	TRY	13,472	Citibank, NA	1/6/2020	59
USD	937	TRY	5,441	Credit Suisse International	1/6/2020	23
USD	4,715	TRY	27,466	HSBC Bank, NA	1/6/2020	101
ZAR	3,161	TRY	1,225	Barclays Bank plc	1/6/2020	20
ZAR	5,656	USD	384	Barclays Bank plc	1/6/2020	20
ZAR	60,846	USD	4,188	Goldman Sachs International	1/6/2020	155
ZAR	5,277	USD	355	HSBC Bank, NA	1/6/2020	22
COP	3,948,714	USD	1,139	Citibank, NA**	1/7/2020	62
COP	16,899,124	USD	5,007	Goldman Sachs International**	1/7/2020	133
EUR	1,895	USD	2,121	State Street Corp.	1/7/2020	5
GBP	385	SEK	4,737	Goldman Sachs International	1/7/2020	3
PLN	18,666	USD	4,786	Royal Bank of Canada	1/7/2020	134
SEK	68,084	EUR	6,409	Barclays Bank plc	1/7/2020	79
SEK	33,745	JPY	384,438	Citibank, NA	1/7/2020	65
USD	515	GBP	385	TD Bank Financial Group	1/7/2020	6
RUB	193,401	USD	3,000	Barclays Bank plc**	1/9/2020	114
RUB	69,305	USD	1,080	Citibank, NA**	1/9/2020	36
RUB	232,978	USD	3,605	Goldman Sachs International**	1/9/2020	146
USD	3,135	RUB	193,401	Barclays Bank plc**	1/9/2020	22
USD	1,124	RUB	69,305	Citibank, NA**	1/9/2020	8
USD	3,777	RUB	232,978	Goldman Sachs International**	1/9/2020	26
AUD	10,384	CAD	9,424	Citibank, NA	1/22/2020	32
AUD	10,520	EUR	6,445	BNP Paribas	1/22/2020	148
AUD	1,583	EUR	982	Goldman Sachs International	1/22/2020	9
AUD	5,185	JPY	390,075	HSBC Bank, NA	1/22/2020	46
AUD	5,201	NZD	5,419	Citibank, NA	1/22/2020	2
AUD	5,197	NZD	5,411	Goldman Sachs International	1/22/2020	5
BRL	18,205	USD	4,444	Citibank, NA**	1/22/2020	78
BRL	7,365	USD	1,778	Goldman Sachs International**	1/22/2020	52
CAD	50,003	USD	37,990	BNP Paribas	1/22/2020	521
CAD	9,458	USD	7,185	TD Bank Financial Group	1/22/2020	99
CHF	10,530	EUR	9,668	Goldman Sachs International	1/22/2020	38
CHF	1,235	JPY	137,764	Goldman Sachs International	1/22/2020	8
CHF	3,372	USD	3,448	Citibank, NA	1/22/2020	42
CHF	2,148	USD	2,192	Goldman Sachs International	1/22/2020	30
CLP	919,813	USD	1,195	Citibank, NA**	1/22/2020	28
COP	4,214,608	USD	1,252	Citibank, NA**	1/22/2020	29

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
COP	4,004,968	USD	1,216	Goldman Sachs International**	1/22/2020	1
CZK	272,128	USD	11,951	Royal Bank of Canada	1/22/2020	53
EUR	3,223	GBP	2,729	Citibank, NA	1/22/2020	3
EUR	3,205	GBP	2,660	Goldman Sachs International	1/22/2020	73
EUR	1,072	USD	1,194	Credit Suisse International	1/22/2020	9
EUR	24,264	USD	27,166	Goldman Sachs International	1/22/2020	83
GBP	2,728	CAD	4,671	Goldman Sachs International	1/22/2020	18
GBP	5,311	EUR	6,233	Goldman Sachs International	1/22/2020	40
GBP	2,730	USD	3,565	Goldman Sachs International	1/22/2020	54
HUF	330,461	USD	1,115	Barclays Bank plc	1/22/2020	6
HUF	404,133	USD	1,363	Goldman Sachs International	1/22/2020	8
IDR	29,136,622	USD	2,078	Citibank, NA**	1/22/2020	25
ILS	3,554	USD	1,027	HSBC Bank, NA	1/22/2020	3
INR	173,105	USD	2,421	Goldman Sachs International**	1/22/2020	6
JPY	121,803	AUD	1,597	Goldman Sachs International	1/22/2020	1
JPY	130,760	USD	1,196	BNP Paribas	1/22/2020	8
JPY	910,077	USD	8,327	Citibank, NA	1/22/2020	57
JPY	6,063	USD	55	State Street Corp.	1/22/2020	—	(a)
KRW	1,414,950	USD	1,202	Barclays Bank plc**	1/22/2020	23
KRW	1,405,801	USD	1,185	Citibank, NA**	1/22/2020	32
MXN	270,015	USD	14,140	Goldman Sachs International	1/22/2020	99
NOK	21,652	USD	2,403	State Street Corp.	1/22/2020	63
NZD	3,360	CAD	2,911	Goldman Sachs International	1/22/2020	20
NZD	3,617	USD	2,377	Citibank, NA	1/22/2020	59
NZD	2,000	USD	1,325	HSBC Bank, NA	1/22/2020	22
PHP	122,799	USD	2,415	Citibank, NA**	1/22/2020	6
PHP	63,207	USD	1,246	Goldman Sachs International**	1/22/2020	—	(a)
PLN	9,158	EUR	2,136	Citibank, NA	1/22/2020	15
PLN	2,327	USD	609	Barclays Bank plc	1/22/2020	5
PLN	4,796	USD	1,251	Citibank, NA	1/22/2020	13
PLN	7,973	USD	2,085	Royal Bank of Canada	1/22/2020	16
PLN	4,616	USD	1,206	State Street Corp.	1/22/2020	11
RON	25,424	USD	5,937	Barclays Bank plc	1/22/2020	14
RON	10,871	USD	2,537	BNP Paribas	1/22/2020	8
RUB	571,060	USD	9,073	Barclays Bank plc**	1/22/2020	105
RUB	31,232	USD	495	Goldman Sachs International**	1/22/2020	7
THB	123,124	USD	4,080	BNP Paribas	1/22/2020	33
THB	72,260	USD	2,395	Citibank, NA	1/22/2020	19
THB	72,333	USD	2,391	HSBC Bank, NA	1/22/2020	25
USD	992	CLP	741,522	Citibank, NA**	1/22/2020	5
USD	1,202	CLP	902,776	Goldman Sachs International**	1/22/2020	1
USD	7,757	GBP	5,787	Citibank, NA	1/22/2020	87
USD	1,191	INR	84,431	Citibank, NA**	1/22/2020	7
USD	12,034	SEK	112,169	Barclays Bank plc	1/22/2020	46
ZAR	69,019	USD	4,781	Barclays Bank plc	1/22/2020	135
ZAR	25,921	USD	1,793	Credit Suisse International	1/22/2020	53
AUD	3,887	USD	2,661	State Street Corp.	1/29/2020	69
CAD	5,048	USD	3,862	State Street Corp.	1/29/2020	26
CHF	1,211	USD	1,232	Merrill Lynch International	1/29/2020	22
DKK	2,084	USD	312	TD Bank Financial Group	1/29/2020	1
EUR	1,056	USD	1,182	Merrill Lynch International	1/29/2020	4
GBP	835	USD	1,079	BNP Paribas	1/29/2020	28
SEK	2,087	USD	218	TD Bank Financial Group	1/29/2020	5
SGD	384	USD	282	BNP Paribas	1/29/2020	4

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	63

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
TWD	35,246	USD	1,173	Goldman Sachs International**	1/30/2020	7
EUR	186	USD	208	BNP Paribas	2/3/2020	2

Total unrealized appreciation						11,102

USD	6,725	EUR	6,087	Barclays Bank plc	1/2/2020	(103)
USD	231	EUR	208	BNP Paribas	1/2/2020	(3)
USD	357	EUR	323	Merrill Lynch International	1/2/2020	(6)
USD	229	EUR	207	State Street Corp.	1/2/2020	(4)
USD	233	EUR	210	TD Bank Financial Group	1/2/2020	(3)
USD	564	GBP	438	State Street Corp.	1/2/2020	(16)
USD	1,709	HKD	13,382	TD Bank Financial Group	1/2/2020	(9)
USD	703	CHF	699	Citibank, NA	1/3/2020	(19)
AUD	10,527	NZD	11,058	Citibank, NA	1/6/2020	(57)
AUD	10,434	NZD	11,055	Goldman Sachs International	1/6/2020	(120)
CAD	9,459	AUD	10,506	Barclays Bank plc	1/6/2020	(88)
CAD	4,679	GBP	2,740	Goldman Sachs International	1/6/2020	(27)
CAD	7,686	NZD	9,107	Goldman Sachs International	1/6/2020	(213)
CHF	4,651	CAD	6,268	Citibank, NA	1/6/2020	(21)
EUR	6,444	AUD	10,459	Citibank, NA	1/6/2020	(110)
EUR	9,605	AUD	15,563	Goldman Sachs International	1/6/2020	(147)
EUR	947	AUD	1,540	TD Bank Financial Group	1/6/2020	(18)
EUR	3,217	CAD	4,715	Citibank, NA	1/6/2020	(22)
EUR	9,603	CHF	10,529	Citibank, NA	1/6/2020	(108)
EUR	6,458	CHF	7,111	Credit Suisse International	1/6/2020	(104)
EUR	17,707	CHF	19,386	Goldman Sachs International	1/6/2020	(170)
EUR	3,231	NOK	32,678	BNP Paribas	1/6/2020	(98)
EUR	4,334	NOK	43,927	Goldman Sachs International	1/6/2020	(142)
EUR	2,152	RON	10,312	Barclays Bank plc	1/6/2020	(2)
GBP	292	NOK	3,410	Goldman Sachs International	1/6/2020	(2)
GBP	5,787	USD	7,754	Citibank, NA	1/6/2020	(88)
INR	84,431	USD	1,192	Citibank, NA**	1/6/2020	(9)
JPY	384,904	AUD	5,169	Citibank, NA	1/6/2020	(84)
JPY	924,941	AUD	12,311	Goldman Sachs International	1/6/2020	(126)
JPY	342,122	CAD	4,167	Goldman Sachs International	1/6/2020	(59)
JPY	126,089	GBP	904	Royal Bank of Canada	1/6/2020	(36)
KRW	7,257,201	USD	6,299	Citibank, NA**	1/6/2020	(20)
PHP	119,778	USD	2,366	Citibank, NA**	1/6/2020	(3)
TRY	8,447	USD	1,448	BNP Paribas	1/6/2020	(30)
TRY	17,832	USD	3,060	Credit Suisse International	1/6/2020	(66)
TRY	7,758	USD	1,347	HSBC Bank, NA	1/6/2020	(44)
TRY	13,566	ZAR	34,757	Barclays Bank plc	1/6/2020	(202)
USD	5,909	AUD	8,640	BNP Paribas	1/6/2020	(155)
USD	8,314	AUD	12,239	Goldman Sachs International	1/6/2020	(275)
USD	1,476	BRL	6,119	Citibank, NA**	1/6/2020	(45)
USD	4,323	BRL	18,321	Goldman Sachs International**	1/6/2020	(230)
USD	37,988	CAD	50,003	BNP Paribas	1/6/2020	(519)
USD	4,760	CAD	6,329	Citibank, NA	1/6/2020	(114)
USD	2,711	CAD	3,595	State Street Corp.	1/6/2020	(57)
USD	3,698	CAD	4,873	TD Bank Financial Group	1/6/2020	(55)
USD	17,191	CHF	16,914	State Street Corp.	1/6/2020	(290)
USD	1,184	CLP	930,059	Goldman Sachs International**	1/6/2020	(53)
USD	3,621	CLP	2,893,028	Merrill Lynch International**	1/6/2020	(227)
USD	2,394	CNY	16,860	BNP Paribas**	1/6/2020	(28)
USD	1,181	CNY	8,314	Credit Suisse International**	1/6/2020	(13)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	2,388	CZK	54,861	BNP Paribas	1/6/2020	(32)
USD	11,948	CZK	272,128	Royal Bank of Canada	1/6/2020	(56)
USD	30,737	EUR	27,516	Goldman Sachs International	1/6/2020	(133)
USD	8,372	GBP	6,492	Citibank, NA	1/6/2020	(228)
USD	4,665	GBP	3,596	Goldman Sachs International	1/6/2020	(100)
USD	3,564	GBP	2,752	HSBC Bank, NA	1/6/2020	(81)
USD	354	HUF	105,942	Citibank, NA	1/6/2020	(5)
USD	591	IDR	8,319,515	Barclays Bank plc**	1/6/2020	(9)
USD	3,075	IDR	43,134,501	Citibank, NA**	1/6/2020	(37)
USD	870	IDR	12,322,305	Goldman Sachs International**	1/6/2020	(19)
USD	8,340	ILS	28,916	BNP Paribas	1/6/2020	(35)
USD	1,114	ILS	3,866	Goldman Sachs International	1/6/2020	(6)
USD	4,765	INR	344,643	Citibank, NA**	1/6/2020	(67)
USD	8,320	JPY	910,077	Citibank, NA	1/6/2020	(57)
USD	1,083	JPY	117,673	State Street Corp.	1/6/2020	— (a)
USD	10,889	KRW	12,731,362	Barclays Bank plc**	1/6/2020	(125)
USD	1,189	KRW	1,401,394	Citibank, NA**	1/6/2020	(23)
USD	5,925	KRW	7,056,740	Goldman Sachs International**	1/6/2020	(180)
USD	1,089	MXN	21,203	Barclays Bank plc	1/6/2020	(32)
USD	2,485	MXN	47,862	Credit Suisse International	1/6/2020	(45)
USD	14,167	MXN	270,015	Goldman Sachs International	1/6/2020	(108)
USD	9,418	NOK	85,925	Goldman Sachs International	1/6/2020	(369)
USD	2,403	NOK	21,652	State Street Corp.	1/6/2020	(63)
USD	1,015	NZD	1,581	Goldman Sachs International	1/6/2020	(49)
USD	14,369	NZD	22,442	State Street Corp.	1/6/2020	(740)
USD	5,942	RON	25,424	Barclays Bank plc	1/6/2020	(14)
USD	406	THB	12,326	Barclays Bank plc	1/6/2020	(5)
USD	7,009	THB	212,240	BNP Paribas	1/6/2020	(77)
USD	2,328	THB	70,680	Citibank, NA	1/6/2020	(31)
USD	1,219	THB	36,844	Goldman Sachs International	1/6/2020	(11)
USD	1,142	THB	34,481	HSBC Bank, NA	1/6/2020	(9)
USD	18,285	TWD	556,571	Citibank, NA**	1/6/2020	(303)
USD	2,685	ZAR	40,183	HSBC Bank, NA	1/6/2020	(183)
EUR	4,514	SEK	47,886	Goldman Sachs International	1/7/2020	(49)
JPY	390,501	SEK	34,079	Goldman Sachs International	1/7/2020	(44)
SEK	112,169	USD	12,025	Barclays Bank plc	1/7/2020	(46)
USD	6,078	COP	20,847,838	Merrill Lynch International**	1/7/2020	(262)
USD	55	JPY	6,063	State Street Corp.	1/7/2020	— (a)
USD	622	PLN	2,400	BNP Paribas	1/7/2020	(10)
USD	2,148	PLN	8,294	Citibank, NA	1/7/2020	(39)
USD	2,085	PLN	7,973	Royal Bank of Canada	1/7/2020	(17)
USD	1,227	SEK	11,630	Barclays Bank plc	1/7/2020	(15)
USD	9,619	SEK	93,184	Citibank, NA	1/7/2020	(332)
USD	2,340	SEK	22,481	Goldman Sachs International	1/7/2020	(60)
RUB	495,684	USD	8,036	Barclays Bank plc**	1/9/2020	(56)
USD	7,907	RUB	495,684	Barclays Bank plc**	1/9/2020	(74)
AUD	20,871	NZD	21,804	Goldman Sachs International	1/22/2020	(30)
EUR	9,624	CHF	10,550	Goldman Sachs International	1/22/2020	(107)
EUR	1,074	GBP	919	BNP Paribas	1/22/2020	(12)
EUR	3,232	GBP	2,750	Goldman Sachs International	1/22/2020	(16)
GBP	2,678	EUR	3,205	Goldman Sachs International	1/22/2020	(50)
GBP	385	USD	515	TD Bank Financial Group	1/22/2020	(6)
HUF	688,315	USD	2,347	BNP Paribas	1/22/2020	(12)
HUF	3,534,131	USD	12,046	HSBC Bank, NA	1/22/2020	(57)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	65

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
INR	254,529	USD	3,575	Citibank, NA**	1/22/2020	(7)
JPY	389,863	AUD	5,205	Goldman Sachs International	1/22/2020	(62)
NZD	10,850	AUD	10,410	Citibank, NA	1/22/2020	(3)
NZD	2,029	AUD	1,950	Goldman Sachs International	1/22/2020	(3)
PHP	181,038	USD	3,579	Barclays Bank plc**	1/22/2020	(10)
PHP	59,889	USD	1,182	Goldman Sachs International**	1/22/2020	(1)
RON	2,570	EUR	536	Citibank, NA	1/22/2020	— (a)
SEK	33,324	EUR	3,188	Goldman Sachs International	1/22/2020	(19)
SEK	55,295	NOK	52,607	Goldman Sachs International	1/22/2020	(83)
SEK	11,884	USD	1,272	Goldman Sachs International	1/22/2020	(2)
TRY	2,346	USD	394	Citibank, NA	1/22/2020	(1)
TRY	3,608	USD	618	Credit Suisse International	1/22/2020	(14)
TRY	24,274	USD	4,139	HSBC Bank, NA	1/22/2020	(80)
USD	15,532	AUD	22,441	Citibank, NA	1/22/2020	(224)
USD	7,086	CAD	9,385	Citibank, NA	1/22/2020	(142)
USD	1,208	CAD	1,586	Goldman Sachs International	1/22/2020	(14)
USD	7,171	CAD	9,403	TD Bank Financial Group	1/22/2020	(71)
USD	28,591	CHF	28,015	Royal Bank of Canada	1/22/2020	(396)
USD	6,114	CLP	4,680,893	Barclays Bank plc**	1/22/2020	(113)
USD	2,381	CNY	16,628	Goldman Sachs International**	1/22/2020	(7)
USD	2,433	COP	8,219,576	Goldman Sachs International**	1/22/2020	(65)
USD	2,314	CZK	52,817	BNP Paribas	1/22/2020	(16)
USD	1,147	CZK	26,200	Citibank, NA	1/22/2020	(9)
USD	595	EUR	536	Barclays Bank plc	1/22/2020	(7)
USD	1,872	EUR	1,684	Goldman Sachs International	1/22/2020	(18)
USD	2,123	EUR	1,895	State Street Corp.	1/22/2020	(5)
USD	3,606	EUR	3,223	TD Bank Financial Group	1/22/2020	(13)
USD	3,551	GBP	2,691	TD Bank Financial Group	1/22/2020	(17)
USD	1,188	IDR	16,633,342	Barclays Bank plc**	1/22/2020	(13)
USD	2,992	IDR	41,884,038	Goldman Sachs International**	1/22/2020	(31)
USD	9,441	ILS	32,782	Barclays Bank plc	1/22/2020	(61)
USD	1,188	JPY	129,442	BNP Paribas	1/22/2020	(5)
USD	1,195	JPY	130,311	Goldman Sachs International	1/22/2020	(5)
USD	1,149	JPY	125,446	TD Bank Financial Group	1/22/2020	(7)
USD	7,230	KRW	8,458,134	Barclays Bank plc**	1/22/2020	(93)
USD	7,163	KRW	8,340,622	Citibank, NA**	1/22/2020	(58)
USD	1,982	MXN	37,825	Goldman Sachs International	1/22/2020	(12)
USD	2,442	NOK	21,906	Goldman Sachs International	1/22/2020	(54)
USD	3,550	NOK	32,621	TD Bank Financial Group	1/22/2020	(166)
USD	19,164	NZD	28,931	BNP Paribas	1/22/2020	(318)
USD	2,387	PHP	121,170	Goldman Sachs International**	1/22/2020	(2)
USD	2,185	RUB	136,595	Barclays Bank plc**	1/22/2020	(10)
USD	2,407	THB	72,604	Barclays Bank plc	1/22/2020	(18)
USD	9,765	THB	294,930	Goldman Sachs International	1/22/2020	(86)
USD	1,172	TRY	7,015	HSBC Bank, NA	1/22/2020	(1)
USD	2,357	ZAR	34,909	Barclays Bank plc	1/22/2020	(129)
USD	2,681	ZAR	38,767	Goldman Sachs International	1/22/2020	(80)
JPY	467,792	USD	4,331	State Street Corp.	1/29/2020	(19)
USD	110	CHF	109	Goldman Sachs International	1/29/2020	(3)
USD	1,125	CHF	1,102	TD Bank Financial Group	1/29/2020	(16)
USD	756	DKK	5,036	TD Bank Financial Group	1/29/2020	(1)
USD	430	EUR	386	Merrill Lynch International	1/29/2020	(4)
USD	6,382	EUR	5,696	State Street Corp.	1/29/2020	(18)
USD	219	GBP	170	State Street Corp.	1/29/2020	(7)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	517	HKD	4,050	BNP Paribas	1/29/2020	(3)
USD	296	NOK	2,697	TD Bank Financial Group	1/29/2020	(11)
USD	17,934	TWD	540,010	Citibank, NA**	1/30/2020	(154)
USD	716	CHF	699	Merrill Lynch International	2/3/2020	(8)
USD	131	EUR	118	Merrill Lynch International	2/3/2020	(1)
USD	7,424	EUR	6,645	State Street Corp.	2/3/2020	(45)
USD	575	GBP	438	State Street Corp.	2/3/2020	(6)
USD	1,716	HKD	13,382	Merrill Lynch International	2/3/2020	— (a)
USD	1,079	JPY	117,673	State Street Corp.	2/3/2020	(6)

Total unrealized depreciation						(11,819)

Net unrealized depreciation						(717)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee

JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	67

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$975,202
Investments in affiliates, at value	78,580
Restricted cash for OTC derivatives	300
Cash	6,955
Foreign currency, at value	92
Deposits at broker for futures contracts	232
Receivables:
Investment securities sold	3,235
Fund shares sold	2,488
Interest and dividends from non-affiliates	2,645
Dividends from affiliates	11
Tax reclaims	614
Variation margin on futures contracts	3,847
Unrealized appreciation on forward foreign currency exchange contracts	11,102

Total Assets	1,085,303

LIABILITIES:
Payables:
Distributions	59
Investment securities purchased	1,399
Fund shares redeemed	603
Unrealized depreciation on forward foreign currency exchange contracts	11,819
Accrued liabilities:
Investment advisory fees	351
Administration fees	61
Distribution fees	36
Service fees	25
Custodian and accounting fees	96
Deferred foreign capital gains tax	191
Other	92

Total Liabilities	14,732

Net Assets	$1,070,571

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	DECEMBER 31, 2019

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$902,715
Total distributable earnings (loss)	167,856

Total Net Assets	$1,070,571

Net Assets:
Class A	$114,866
Class C	17,979
Class I	66,762
Class L	164,849
Class R6	706,115

Total	$1,070,571

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,114
Class C	1,123
Class I	4,107
Class L	10,161
Class R6	43,533

Net Asset Value (a):
Class A — Redemption price per share	$16.15
Class C — Offering price per share (b)	16.01
Class I — Offering and redemption price per share	16.26
Class L — Offering and redemption price per share	16.22
Class R6 — Offering and redemption price per share	16.22
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.91

Cost of investments in non-affiliates	$799,529
Cost of investments in affiliates	77,522
Cost of foreign currency	15

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	69

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,676
Interest income from affiliates	14
Dividend income from non-affiliates	6,043
Dividend income from affiliates	1,582
Foreign taxes withheld (net)	(149)

Total investment income	14,166

EXPENSES:
Investment advisory fees	2,869
Administration fees	408
Distribution fees:
Class A	144
Class C	68
Service fees:
Class A	144
Class C	22
Class I	91
Class L	101
Custodian and accounting fees	335
Interest expense to affiliates	7
Professional fees	64
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	21
Registration and filing fees	43
Transfer agency fees (See Note 2.L.)	45
Other	27

Total expenses	4,403

Less fees waived	(963)

Net expenses	3,440

Net investment income (loss)	10,726

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,139 (a)
Investments in affiliates	2,165
Futures contracts	328
Foreign currency transactions	(204)
Forward foreign currency exchange contracts	(414)

Net realized gain (loss)	36,014

Distributions of capital gains received from investment company affiliates	27
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,313 (b)
Investments in affiliates	(2,302)
Futures contracts	(3,299)
Foreign currency translations	74
Forward foreign currency exchange contracts	(614)

Change in net unrealized appreciation/depreciation	13,172

Net realized/unrealized gains (losses)	49,213

Change in net assets resulting from operations	$59,939

(a)	Net of foreign capital gains tax of approximately $(4,000).
(b)	Net of change in foreign capital gains tax of approximately $(46,000).

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,726	$27,519
Net realized gain (loss)	36,014	41,343
Distributions of capital gains received from investment company affiliates	27	2,242
Change in net unrealized appreciation/depreciation	13,172	(10,319)

Change in net assets resulting from operations	59,939	60,785

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,814)	(11,181)
Class C	(1,365)	(1,844)
Class I	(5,234)	(7,050)
Class L	(13,051)	(23,464)
Class R6	(54,359)	(67,911)

Total distributions to shareholders	(82,823)	(111,450)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(15,155)	(102,806)

NET ASSETS:
Change in net assets	(38,039)	(153,471)
Beginning of period	1,108,610	1,262,081

End of period	$1,070,571	$1,108,610

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,191	$6,323
Distributions reinvested	8,678	10,785
Cost of shares redeemed	(8,866)	(23,742)

Change in net assets resulting from Class A capital transactions	$2,003	$(6,634)

Class C
Proceeds from shares issued	$1,397	$1,807
Distributions reinvested	1,305	1,713
Cost of shares redeemed	(3,020)	(6,535)

Change in net assets resulting from Class C capital transactions	$(318)	$(3,015)

Class I
Proceeds from shares issued	$2,912	$6,618
Distributions reinvested	5,132	6,913
Cost of shares redeemed	(16,894)	(14,000)

Change in net assets resulting from Class I capital transactions	$(8,850)	$(469)

Class L
Proceeds from shares issued	$6,790	$17,768
Distributions reinvested	12,556	22,306
Cost of shares redeemed	(75,788)	(85,697)

Change in net assets resulting from Class L capital transactions	$(56,442)	$(45,623)

Class R6
Proceeds from shares issued	$25,591	$112,416
Distributions reinvested	54,359	67,911
Cost of shares redeemed	(31,498)	(227,392)

Change in net assets resulting from Class R6 capital transactions	$48,452	$(47,065)

Total change in net assets resulting from capital transactions	$(15,155)	$(102,806)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	132	390
Reinvested	539	710
Redeemed	(535)	(1,466)

Change in Class A Shares	136	(366)

Class C
Issued	84	111
Reinvested	82	114
Redeemed	(184)	(409)

Change in Class C Shares	(18)	(184)

Class I
Issued	175	410
Reinvested	316	452
Redeemed	(1,015)	(842)

Change in Class I Shares	(524)	20

Class L
Issued	409	1,070
Reinvested	774	1,457
Redeemed	(4,504)	(5,262)

Change in Class L Shares	(3,321)	(2,735)

Class R6
Issued	1,532	6,528
Reinvested	3,355	4,435
Redeemed	(1,894)	(13,877)

Change in Class R6 Shares	2,993	(2,914)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$16.54	$0.14	$0.78	$0.92	$(0.14)	$(1.17)	$(1.31)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)

Class C
Six Months Ended December 31, 2019 (Unaudited)	16.41	0.10	0.77	0.87	(0.10)	(1.17)	(1.27)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)

Class I
Six Months Ended December 31, 2019 (Unaudited)	16.64	0.16	0.79	0.95	(0.16)	(1.17)	(1.33)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)

Class L
Six Months Ended December 31, 2019 (Unaudited)	16.61	0.17	0.78	0.95	(0.17)	(1.17)	(1.34)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	16.61	0.17	0.79	0.96	(0.18)	(1.17)	(1.35)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.15	5.66%	$114,866	0.96%	1.65%	1.26%	42%
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49

16.01	5.38	17,979	1.46	1.15	1.72	42
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49

16.26	5.81	66,762	0.71	1.90	0.96	42
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49

16.22	5.80	164,849	0.62	1.98	0.80	42
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49

16.22	5.84	706,115	0.55	2.06	0.70	42
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a

76	J.P. MORGAN FUNDS	DECEMBER 31, 2019

market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at December 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$4,212	$4,857	$—	$9,069
Air Freight & Logistics	288	238	—	526
Airlines	1,827	71	—	1,898
Auto Components	45	1,383	—	1,428
Automobiles	1,998	5,903	—	7,901
Banks	36,722	21,054	—	57,776
Beverages	9,097	6,467	—	15,564
Biotechnology	8,188	546	—	8,734
Building Products	1,857	1,374	—	3,231
Capital Markets	15,505	4,689	—	20,194
Chemicals	2,926	6,233	—	9,159
Commercial Services & Supplies	5,572	496	—	6,068
Communications Equipment	1,772	190	—	1,962
Construction & Engineering	585	2,319	—	2,904
Construction Materials	1,834	1,691	—	3,525
Consumer Finance	2,991	24	—	3,015
Containers & Packaging	6,238	44	—	6,282
Distributors	1,645	11	—	1,656
Diversified Consumer Services	997	8	—	1,005
Diversified Financial Services	2,156	1,390	—	3,546
Diversified Telecommunication Services	3,871	2,882	—	6,753
Electric Utilities	12,056	2,439	—	14,495
Electrical Equipment	4,207	5,001	—	9,208
Electronic Equipment, Instruments & Components	3,694	4,629	—	8,323
Energy Equipment & Services	627	123	—	750
Entertainment	6,081	560	—	6,641
Equity Real Estate Investment Trusts (REITs)	12,170	834	—	13,004
Food & Staples Retailing	4,097	2,631	—	6,728
Food Products	2,031	6,732	—	8,763
Gas Utilities	33	512	—	545

DECEMBER 31, 2019	J.P. MORGAN FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Health Care Equipment & Supplies	$9,943	$2,277	$—		$12,220
Health Care Providers & Services	16,214	469	—		16,683
Health Care Technology	1,363	51	—		1,414
Hotels, Restaurants & Leisure	5,833	2,504	—		8,337
Household Durables	830	2,830	—		3,660
Household Products	2,565	873	—		3,438
Independent Power and Renewable Electricity Producers	113	117	—		230
Industrial Conglomerates	5,067	1,488	—		6,555
Insurance	10,351	21,628	—		31,979
Interactive Media & Services	14,834	5,912	—		20,746
Internet & Direct Marketing Retail	19,441	917	—		20,358
IT Services	21,541	3,024	—		24,565
Leisure Products	634	148	—		782
Life Sciences Tools & Services	3,282	259	—		3,541
Machinery	10,758	6,796	—		17,554
Marine	59	59	—		118
Media	9,022	1,036	—		10,058
Metals & Mining	589	4,047	—		4,636
Multiline Retail	2,079	735	—		2,814
Multi-Utilities	1,125	577	—		1,702
Oil, Gas & Consumable Fuels	16,300	9,477	7		25,784
Paper & Forest Products	—	221	—		221
Personal Products	383	4,579	—		4,962
Pharmaceuticals	17,206	14,507	—		31,713
Professional Services	1,220	1,697	—		2,917
Real Estate Management & Development	2,223	3,767	—		5,990
Road & Rail	6,340	1,283	—		7,623
Semiconductors & Semiconductor Equipment	21,541	8,844	—		30,385
Software	30,753	2,388	—		33,141
Specialty Retail	15,121	2,111	—		17,232
Technology Hardware, Storage & Peripherals	10,799	5,256	—		16,055
Textiles, Apparel & Luxury Goods	2,732	6,009	—		8,741
Thrifts & Mortgage Finance	—	2,941	—		2,941
Tobacco	1,089	1,505	—		2,594
Trading Companies & Distributors	558	1,669	—		2,227
Transportation Infrastructure	148	428	—		576
Water Utilities	62	34	—		96
Wireless Telecommunication Services	493	1,247	—		1,740

Total Common Stocks	417,933	209,041	7		626,981

Convertible Preferred Stocks	7,126	—	—		7,126
Debt Securities
Asset-Backed Securities	—	40,943	24,797		65,740
Collateralized Mortgage Obligations	—	52,798	15,952		68,750
Commercial Mortgage-Backed Securities	—	20,934	3,133		24,067
Convertible Bonds	—	36,771	—		36,771
Corporate Bonds
Media	—	6,964	—	(a)	6,964
Wireless Telecommunication Services	—	3,141	—	(b)	3,141
Other Corporate Bonds	—	75,368	—		75,368

Total Corporate Bonds	—	85,473	—	(b)	85,473

Foreign Government Securities	—	296	—		296
Mortgage-Backed Securities	—	8,720	—		8,720
Municipal Bonds	—	409	—		409
U.S. Government Agency Securities	—	308	—		308
U.S. Treasury Obligations	—	48,439	—		48,439

78	J.P. MORGAN FUNDS	DECEMBER 31, 2019

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Exchange-Traded Funds	$27,185	$—	$—		$27,185
Investment Companies	32,399	—	—		32,399
Loan Assignments	—	1,485	—		1,485
Preferred Stocks
Diversified Financial Services	— (b)	—	—		— (b)
Multi-Utilities	348	—	—		348
Other Preferred Stocks	—	67	—		67

Total Preferred Stocks	348	67	—		415

Rights
Media	—	—	—	(b)	— (b)
Oil, Gas & Consumable Fuels	3	—	—		3

Total Rights	3	—	—	(b)	3

Warrants	—	—	45		45
Short-Term Investments
Investment Companies	19,170	—	—		19,170

Total Investments in Securities	$504,164	$505,684	$43,934		$1,053,782

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$11,102	$—		$11,102
Futures Contracts	1,922	136	—		2,058

Total Appreciation in Other Financial Instruments	$1,922	$11,238	$—		$13,160

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(11,819)	$—		$(11,819)
Futures Contracts	(1,836)	(284)	—		(2,120)

Total Depreciation in Other Financial Instruments	$(1,836)	$(12,103)	$—		$(13,939)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2019		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019
Investments in Securities
Asset-Backed Securities	$26,405		$—	(a)	$(199)	$33		$3,238		(4,781)	$101	$—	$24,797
Collateralized Mortgage Obligations	5,186		—		(27)	3		11,285		(1,194)	699	—	15,952
Commercial Mortgage-Backed Securities	3,220		—		(25)	—	(a)	—	(a)	(62)	—	—	3,133
Common Stocks — Oil, Gas & Consumable Fuels	—		—	(a)	(1)	—		8		—	—	—	7
Corporate Bonds — Media	—	(b)	—		—	—		—		—	—	—	—	(b)
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—		—	—		—		—	—	—	—	(a)
Rights — Media	—	(a)	—		—	—		—		—	—	—	—	(a)
Warrants — Wireless Telecommunication Services	45		—		—	—		—		—	—	—	45

Total	$34,856		$—	(a)	$(252)	$36		$14,531		$(6,037)	$800	$—	$43,934

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $(196,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2019.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$24,430	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 48.00% (11.47%)
			Constant Default Rate	0.00% - 6.80% (2.05%)
			Yield (Discount Rate of Cash Flows)	2.34% - 10.68% (3.74%)

Asset-Backed Securities	24,430

	15,266	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (15.01%)
			Constant Default Rate	0.00% - 5.60% (0.41%)
			Yield (Discount Rate of Cash Flows)	2.02% - 4.80% (3.52%)

Collateralized Mortgage Obligations	15,266

	3,133	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (27.30%)
			Constant Default Rate	0.00% - 2.00% (0.55%)
			Yield (Discount Rate of Cash Flows)	2.80% - 5.86% (3.52%)

Commercial Mortgage-Backed Securities	3,133

	—(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	—(b)

	—(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—(b)

Total	$42,829

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At December 31, 2019, the value of these investments was approximately $1,105,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of December 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between

80	J.P. MORGAN FUNDS	DECEMBER 31, 2019

the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had no delayed delivery securities outstanding as of December 31, 2019.

E. Futures Contracts — The Fund used treasury, index and other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk, foreign exchange risk and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$54,627
Average Notional Balance Short	78,244
Ending Notional Balance Long	50,157
Ending Notional Balance Short	48,486

Futures Contracts — Interest Rate:
Average Notional Balance Long	186,372
Average Notional Balance Short	75,154
Ending Notional Balance Long	221,767
Ending Notional Balance Short	127,286

DECEMBER 31, 2019	J.P. MORGAN FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2019 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$388,581
Average Settlement Value Sold	261,652
Ending Settlement Value Purchased	935,038
Ending Settlement Value Sold	602,591

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$653	$—	$653
Foreign exchange contracts	Receivables	—	11,102	11,102
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,405	—	1,405

Total		$2,058	$11,102	$13,160

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(350)	$—	$(350)
Foreign exchange contracts	Payables	—	(11,819)	(11,819)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,770)	—	(1,770)

Total		$(2,120)	$(11,819)	$(13,939)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

82	J.P. MORGAN FUNDS	DECEMBER 31, 2019

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2019 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$1,255	$(1,225)	$—		$30
BNP Paribas	1,239	(1,239)	—		—
Citibank, NA	3,468	(2,420)	—		1,048
Credit Suisse International	209	(209)	—		—
Goldman Sachs International	2,714	(2,714)	—		—
HSBC Bank, NA	565	(455)	—		110
Merrill Lynch International	35	(35)	—		—
Royal Bank of Canada	597	(505)	—		92
State Street Corp.	909	(909)	—		—
TD Bank Financial Group	111	(111)	—		—

	$11,102	$(9,822)	$—		$1,280

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$1,225	$(1,225)	$—		$—
BNP Paribas	1,353	(1,239)	—		114
Citibank, NA	2,420	(2,420)	—		—
Credit Suisse International	242	(209)	—		33
Goldman Sachs International	3,442	(2,714)	—		728
HSBC Bank, NA	455	(455)	—		—
Merrill Lynch International	508	(35)	(300	)(b)	173
Royal Bank of Canada	505	(505)	—		—
State Street Corp.	1,276	(909)	—		367
TD Bank Financial Group	393	(111)	—		282

	$11,819	$(9,822)	$(300)		$1,697

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2019, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(5,577)	$—	$(5,577)
Foreign exchange contracts	—	(414)	(414)
Interest rate contracts	5,905	—	5,905

Total	$328	$(414)	$(86)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$203	$—	$203
Foreign exchange contracts	—	(614)	(614)
Interest rate contracts	(3,502)	—	(3,502)

Total	$(3,299)	$(614)	$(3,913)

The Fund’s derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

H. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations (“SOP”) as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities (“SAL”) and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended December 31, 2019.

I. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers

84	J.P. MORGAN FUNDS	DECEMBER 31, 2019

listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$27,280	$—	$—		$(269)	$27,011	304	$179	$27
JPMorgan Chase & Co. (b)	750	—	762	83		(71)	—	—	—	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	25,525	71	25,595	1,417		(1,418)	—	—	70	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	24,979	538	6,122	169		(103)	19,461	2,373	538	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	19,282	407	6,807	495		(439)	12,938	1,578	407	—
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (c)	28,226	332,536	342,387	1		(2)	18,374	18,368	377	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.70%(a)(c)	1,043	18,642	18,889	—	(d)	— (d)	796	796	11	—

Total	$99,805	$379,474	$400,562	$2,165		$(2,302)	$78,580		$1,582	$27

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	The rate shown is the current yield as of December 31, 2019.
(d)	Amount rounds to less than one thousand.

J. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

L. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$37	$2	$3	$1	$2	$45

The Fund invested in Underlying Funds and, as a result, bore a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

P. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of July 1, 2019, the amortized cost basis of investments was reduced by approximately $210,000 and unrealized appreciation of investments was increased by approximately $210,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets. Prior to November 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

86	J.P. MORGAN FUNDS	DECEMBER 31, 2019

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A		Class C		Class I		Class L	Class R6
0.96	%(1)	1.46	%(1)	0.71	%(1)	0.65%	0.58%

(1)	Prior to August 1, 2019, the contractual expense limitations were 1.08%, 1.58% and 0.83% for Class A, Class C and Class I Shares, respectively.

Effective July 1, 2019, to the extent that the Fund invests in an Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

The expense limitation agreements are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$706	$56	$174	$936

DECEMBER 31, 2019	J.P. MORGAN FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Additionally, the Fund may invest Underlying Funds advised by the Adviser. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund.

The amount of waivers resulting from investments in these affiliated Underlying Funds for the six months ended December 31, 2019, was approximately $27,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$376,945	$483,329	$55,918	$28,120

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$877,051	$199,346	$23,394	$175,952

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of

88	J.P. MORGAN FUNDS	DECEMBER 31, 2019

$25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2019, the Fund had one individual shareholder and/or affiliated omnibus account and two individual shareholder and/or non-affiliated individual accounts which owned 15.3% and 35.8% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

DECEMBER 31, 2019	J.P. MORGAN FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

90	J.P. MORGAN FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,056.60	$4.96	0.96%
Hypothetical	1,000.00	1,020.31	4.88	0.96
Class C
Actual	1,000.00	1,053.80	7.54	1.46
Hypothetical	1,000.00	1,017.80	7.41	1.46
Class I
Actual	1,000.00	1,058.10	3.67	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Class L
Actual	1,000.00	1,058.00	3.21	0.62
Hypothetical	1,000.00	1,022.02	3.15	0.62
Class R6
Actual	1,000.00	1,058.40	2.85	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund and/or Underlying Funds as compared to the Fund’s and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.

The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them,

92	J.P. MORGAN FUNDS	DECEMBER 31, 2019

including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional

DECEMBER 31, 2019	J.P. MORGAN FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the third, third, and fourth quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and third quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered reductions to the Fee Caps for certain share classes effective August 1, 2019, the contractual advisory fee effective November 1, 2019 and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe,

94	J.P. MORGAN FUNDS	DECEMBER 31, 2019

respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective November 1, 2019, in light of this information, the

Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

DECEMBER 31, 2019	J.P. MORGAN FUNDS	95

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-DIV-1219

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Bloomberg Barclays U.S. Aggregate Index returned 2.5%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.45%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$103,232

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the real estate and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and health care sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Corp., Public Storage and Pfizer Inc. Shares of Loews, a holding company operating in the energy, hotels and investment businesses, fell after the company reported a decline in third quarter 2019 earnings that was wider than expected. Shares of Public Storage, a real estate investment trust, fell after the company reported a decline in earnings for the second quarter of 2019 and lower-than-expected revenue for the third quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in DexCom Inc. and its overweight positions in Martin Marietta Materials Inc. and UnitedHealth Group Inc. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Martin Marietta Materials, a provider of crushed stone, sand and gravel, rose after the company reported revenue growth for the second quarter of 2019 and raised its forecast for the full year 2019. Shares of UnitedHealth Group, a health insurance provider, rose on continued earnings growth and better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	4.1
3.	Loews Corp.	4.1
4.	UnitedHealth Group, Inc.	4.0
5.	Alphabet, Inc., Class C	3.9
6.	Capital One Financial Corp.	3.9
7.	Bank of America Corp.	3.5
8.	Mastercard, Inc., Class A	3.4
9.	Delta Air Lines, Inc.	3.3
10.	Amazon.com, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Financials	20.5
Consumer Discretionary	11.2
Health Care	10.9
Communication Services	9.2
Materials	6.4
Industrials	5.7
Energy	5.4
Real Estate	5.3
Utilities	2.7
Consumer Staples	1.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		3.56%	22.50%	10.18%	12.53%
Without Sales Charge		9.30	29.28	11.38	13.25
CLASS C SHARES	July 29, 2011
With CDSC***		8.00	27.59	10.83	12.68
Without CDSC		9.00	28.59	10.83	12.68
CLASS I SHARES	July 29, 2011	9.45	29.61	11.67	13.54
CLASS R6 SHARES	October 1, 2018	9.55	29.93	11.73	13.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.29%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$31,512,722

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Apple Inc. and Microsoft Corp. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid general investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in shares of other large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and to repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.3%
2.	Chevron Corp.	2.9
3.	PNC Financial Services Group, Inc. (The)	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	CME Group, Inc.	2.3
6.	ConocoPhillips	2.2
7.	BlackRock, Inc.	2.1
8.	Johnson & Johnson	2.1
9.	Comcast Corp., Class A	1.9
10.	Microsoft Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.3%
Health Care	13.4
Industrials	10.7
Information Technology	9.5
Consumer Staples	8.5
Energy	7.0
Consumer Discretionary	6.9
Utilities	5.3
Materials	3.8
Communication Services	3.6
Real Estate	3.4
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		3.41%	19.46%	8.30%	12.30%
Without Sales Charge		9.15	26.05	9.47	12.91
CLASS C SHARES	November 4, 1997
With CDSC***		7.84	24.34	8.92	12.35
Without CDSC		8.84	25.34	8.92	12.35
CLASS I SHARES	July 2, 1987	9.29	26.29	9.73	13.21
CLASS R2 SHARES	February 28, 2011	9.00	25.67	9.18	12.65
CLASS R3 SHARES	September 9, 2016	9.17	26.02	9.47	12.91
CLASS R4 SHARES	September 9, 2016	9.30	26.31	9.73	13.21
CLASS R5 SHARES	February 28, 2011	9.36	26.52	9.94	13.40
CLASS R6 SHARES	January 31, 2012	9.43	26.60	10.04	13.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2009 to December 31, 2019.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.11%
S&P 500 Index	10.92%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.03%

Net Assets as of 12/31/2019 (In Thousands)	$114,917

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2019. The Fund’s underweight position and security selection in the information technology sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and materials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in Yum Brands Inc. Shares of Apple, a maker of mobile and desktop devices and computers not held in the Fund, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Yum Brands, an operator of fast food restaurant chains, fell after the company reported lower-than-expected earnings and sales growth for the third quarter of 2019.

Leading individual contributors to the Fund’s performance included its underweight positions in Cisco Systems Inc., Netflix Inc. and Amazon.com Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Netflix, a subscription entertainment provider not held in the Fund, fell amid increased competition and weakening subscriber numbers. Shares of Amazon, an online shopping service, fell after the U.S. Department of Defense awarded a $10 billion contract for cloud computing services to Microsoft Corp.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index)	3.4%
2.	Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index)	3.1
3.	UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index)	3.1
4.	HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index)	3.0
5.	GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index)	2.8
6.	iShares Edge MSCI Min Vol USA ETF	1.5
7.	Microsoft Corp.	1.4
8.	UnitedHealth Group, Inc.	1.4
9.	Eli Lilly & Co.	1.4
10.	Accenture plc, Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	12.9%
Convertible Bonds	12.7
Financials	11.7
Information Technology	9.7
Consumer Staples	9.6
Health Care	9.6
Utilities	9.6
Consumer Discretionary	7.3
Communication Services	4.4
Real Estate	3.9
Energy	2.3
Materials	2.2
Exchange-Traded Funds	1.5
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		0.36%	14.52%	4.78%
Without Sales Charge		5.94	20.84	9.09
CLASS C SHARES	August 31, 2018
With CDSC***		4.66	19.14	8.49
Without CDSC		5.66	20.14	8.49
CLASS I SHARES	August 31, 2018	6.11	21.08	9.32
CLASS R5 SHARES	August 31, 2018	6.12	21.18	9.43
CLASS R6 SHARES	August 31, 2018	6.24	21.38	9.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.02%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$776,413

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in Bristol-Myers Squibb Co. Shares of Apple and Microsoft, both of which are information technology companies that were not held in the Benchmark, rose amid broad investor demand for large cap technology stocks during the reporting period. Shares of Bristol-Myers Squibb, a drug manufacturer, rose following the company’s acquisition of Celgene Corp. and after the company raised its dividend in December 2019.

Leading individual detractors from relative performance included JPMorgan Chase & Co., Intel Corp. and AT&T Inc., none of which were held by the Fund. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks. Shares of Intel, a semiconductor manufacturer, rose amid a rally in stocks of semiconductor manufacturers. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs and repurchase 100 million of its shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.5%
2.	Microsoft Corp.	2.8
3.	Morgan Stanley	2.4
4.	Bristol-Myers Squibb Co.	2.3
5.	Berkshire Hathaway, Inc., Class B	2.3
6.	Truist Financial Corp.	2.3
7.	Chevron Corp.	2.2
8.	BlackRock, Inc.	2.0
9.	Apple, Inc.	2.0
10.	United Technologies Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.8%
Health Care	14.2
Information Technology	10.2
Industrials	10.1
Energy	7.8
Consumer Discretionary	7.1
Consumer Staples	5.6
Utilities	4.3
Communication Services	3.9
Real Estate	3.1
Materials	3.0
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		5.19%	21.09%	7.93%	11.93%
Without Sales Charge		11.02	27.81	9.10	12.54
CLASS C SHARES	January 2, 1998
With CDSC***		9.74	26.22	8.56	11.98
Without CDSC		10.74	27.22	8.56	11.98
CLASS I SHARES	January 25, 1996	11.17	28.16	9.37	12.83
CLASS R2 SHARES	November 2, 2015	10.89	27.51	8.88	12.42
CLASS R3 SHARES	July 31, 2017	11.02	27.82	9.11	12.54
CLASS R4 SHARES	July 31, 2017	11.15	28.15	9.37	12.83
CLASS R5 SHARES	November 2, 2015	11.24	28.35	9.53	12.91
CLASS R6 SHARES	November 2, 2015	11.31	28.48	9.60	12.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.42%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$6,707,148

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 50% of the Benchmark’s total return with about 60% of the Benchmark’s volatility during the six month reporting period.

The Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included JPMorgan Chase & Co. and the Fund’s overweight positions in Automatic Data Processing Co. and Expedia Inc. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broader gains in shares of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Corp. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.2%
2.	Apple, Inc.	4.9
3.	Amazon.com, Inc.	3.2
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.6
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Health Care	13.7
Financials	12.2
Consumer Discretionary	10.8
Communication Services	10.2
Industrials	8.8
Consumer Staples	5.5
Energy	4.1
Utilities	3.2
Materials	2.5
Real Estate	2.1
Put Options Purchased	1.2
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(0.20)%	7.09%	5.09%	6.04%
Without Sales Charge		5.32	13.02	6.23	6.99
CLASS C SHARES	December 13, 2013
With CDSC***		3.99	11.47	5.69	6.45
Without CDSC		4.99	12.47	5.69	6.45
CLASS I SHARES	December 13, 2013	5.42	13.31	6.49	7.25
CLASS R5 SHARES	December 13, 2013	5.48	13.45	6.68	7.45
CLASS R6 SHARES	December 13, 2013	5.58	13.60	6.75	7.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	8.33%
Russell 1000 Growth Index	12.27%

Net Assets as of 12/31/2019 (In Thousands)	$17,625,014

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the technology and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial services and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in MercadoLibre Inc. and Exact Sciences Corp. Shares of Apple, a maker of mobile and desk-top devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of MercadoLibre, an online commerce platform operator not held in the Benchmark, fell after the company reported a loss for the third quarter of 2019. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc., Tesla Inc. and DexCom Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Telsa, a maker of electric cars and electricity storage technologies, rose amid increases in production and deliveries of automobiles. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.4%
2.	Alphabet, Inc., Class C	5.3
3.	Apple, Inc.	3.6
4.	Amazon.com, Inc.	3.5
5.	Mastercard, Inc., Class A	3.5
6.	Tesla, Inc.	2.6
7.	Texas Instruments, Inc.	2.2
8.	Advanced Micro Devices, Inc.	2.2
9.	MercadoLibre, Inc. (Argentina)	2.0
10.	PayPal Holdings, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Consumer Discretionary	19.1
Health Care	12.6
Industrials	9.8
Communication Services	9.8
Financials	6.3
Consumer Staples	2.9
Materials	2.6
Real Estate	0.8
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		2.53%	31.44%	13.75%	14.65%
Without Sales Charge		8.21	38.73	14.98	15.27
CLASS C SHARES	November 4, 1997
With CDSC***		6.90	36.99	14.40	14.69
Without CDSC		7.90	37.99	14.40	14.69
CLASS I SHARES	February 28, 1992	8.33	39.04	15.20	15.49
CLASS R2 SHARES	November 3, 2008	8.08	38.39	14.68	14.99
CLASS R3 SHARES	September 9, 2016	8.21	38.73	14.93	15.26
CLASS R4 SHARES	September 9, 2016	8.35	39.08	15.20	15.49
CLASS R5 SHARES	April 14, 2009	8.40	39.24	15.40	15.71
CLASS R6 SHARES	November 30, 2010	8.47	39.39	15.52	15.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.79%
Russell 1000 Value Index	8.86%

Net Assets as of 12/31/2019 (In Thousands)	$1,618,179

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer stable and basic materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trusts sector and its security selection and underweight position in the semiconductors & hardware sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in FMC Corp., Marathon Petroleum Corp. and Lamb Weston Holdings Inc. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the third quarter of 2019 and raised its forecast for its fiscal year 2019. Shares of Marathon Petroleum, an oil refinery and transport company, rose after the company reported better-than-expected earnings for the third quarter of 2019 and unveiled plans to spin off its Speedway business. Shares of Lamb Weston Holdings, a producer of frozen potato products, rose after the company was added to the S&P 500 Index and amid investor expectations for revenue growth in 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ventas Inc. and Comcast Corp. and its underweight position in JPMorgan Chase & Co. Shares of Ventas, an owner/operator of senior housing and health care properties, fell after it agreed to buy a portfolio of Canadian seniors housing communities in partnership with Le Groupe Maurice in a deal valued at $1.8 billion. Shares of Comcast, a provider of video, Internet and telephone services, fell after the company reported lower-than-expected revenue for the second quarter of 2019. Shares of JPMorgan Chase, which the Fund may not hold, rose amid broad gains in shares of large banks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.9%
2.	FMC Corp.	3.8
3.	Charter Communications, Inc., Class A	3.1
4.	Bank of America Corp.	2.9
5.	Morgan Stanley	2.7
6.	Wells Fargo & Co.	2.5
7.	Chevron Corp.	2.5
8.	Cigna Corp.	2.4
9.	Philip Morris International, Inc.	2.4
10.	Citigroup, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Health Care	13.6
Communication Services	9.4
Energy	9.3
Consumer Discretionary	9.3
Real Estate	8.2
Industrials	7.3
Materials	6.7
Consumer Staples	6.1
Information Technology	5.4
Utilities	2.5
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		4.80%	20.48%	7.39%	10.63%
Without Sales Charge		10.60	27.12	8.56	11.22
CLASS C SHARES	March 22, 1999
With CDSC***		9.36	25.44	8.00	10.67
Without CDSC		10.36	26.44	8.00	10.67
CLASS I SHARES	March 1, 1991	10.79	27.45	8.77	11.43
CLASS R2 SHARES	November 3, 2008	10.49	26.82	8.26	10.94
CLASS R3 SHARES	October 1, 2018	10.67	27.07	8.56	11.22
CLASS R4 SHARES	October 1, 2018	10.80	27.42	8.77	11.43
CLASS R5 SHARES	May 15, 2006	10.83	27.59	8.95	11.64
CLASS R6 SHARES	November 30, 2010	10.96	27.74	9.05	11.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE 12/31/09 TO 12/31/19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.29%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$15,673,237

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the semiconductors & hardware sector and the health services sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Cisco Systems Inc. and its overweight positions in Taiwan Semiconductor Manufacturing Co. and Alphabet Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020. Shares of Alphabet, the parent company of Google Inc., rose amid broad investor demand for large cap technology stocks during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Analog Devices Inc. and Pfizer Inc. and its underweight position in Apple Inc. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019. Shares of Pfizer, a pharmaceuticals and consumer health care products manufacturer, fell after the company announced an agreement to merge its Upjohn business with Mylan Inc. and reported lower-than-expected revenue for the second quarter of 2019. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.0%
2.	Amazon.com, Inc.	4.5
3.	Alphabet, Inc., Class A	3.9
4.	Apple, Inc.	3.3
5.	Mastercard, Inc., Class A	3.1
6.	Coca-Cola Co. (The)	2.7
7.	UnitedHealth Group, Inc.	2.6
8.	Prologis, Inc.	2.2
9.	Verizon Communications, Inc.	2.2
10.	Norfolk Southern Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.5%
Health Care	15.7
Communication Services	11.9
Consumer Discretionary	10.5
Financials	9.6
Industrials	8.0
Consumer Staples	5.0
Utilities	4.3
Energy	3.9
Real Estate	2.5
Materials	2.2
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		5.18%	24.72%	9.46%	12.20%
Without Sales Charge		11.02	31.60	10.64	12.81
CLASS C SHARES	September 10, 2001
With CDSC***		9.75	29.90	10.08	12.24
Without CDSC		10.75	30.90	10.08	12.24
CLASS I SHARES	September 10, 2001	11.17	31.91	10.87	13.04
CLASS L SHARES	September 17, 1993	11.29	32.13	11.03	13.21
CLASS R2 SHARES	November 3, 2008	10.86	31.27	10.34	12.52
CLASS R3 SHARES	September 9, 2016	11.05	31.62	10.63	12.80
CLASS R4 SHARES	September 9, 2016	11.12	31.90	10.86	13.04
CLASS R5 SHARES	May 15, 2006	11.23	32.05	11.05	13.24
CLASS R6 SHARES	November 30, 2010	11.32	32.28	11.15	13.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to

December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.36%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,434,386

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and JPMorgan Chase & Co. and its overweight position in DuPont Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc.

and its overweight positions in Advanced Micro Devices Inc. and Taiwan Semiconductor Manufacturing Inc. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductor wafers and integrated circuits, rose amid investor expectation for increased demand for semiconductors in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 24%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.8%
2.	Amazon.com, Inc.	3.3
3.	Apple, Inc.	3.1
4.	Alphabet, Inc., Class A	2.0
5.	Linde plc (United Kingdom)	1.8
6.	Citigroup, Inc.	1.8
7.	Alphabet, Inc., Class C	1.7
8.	Fiserv, Inc.	1.7
9.	Norfolk Southern Corp.	1.7
10.	Mastercard, Inc., Class A	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Simon Property Group, Inc.	2.2%
2.	Exxon Mobil Corp.	2.1
3.	eBay, Inc.	2.1
4.	Dominion Energy, Inc.	2.0
5.	Halliburton Co.	1.8
6.	Enbridge, Inc. (Canada)	1.8
7.	Omnicom Group, Inc.	1.8
8.	Seagate Technology plc	1.8
9.	Huntington Ingalls Industries, Inc.	1.7
10.	Robert Half International, Inc.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	24.3%
Health Care	13.9
Consumer Discretionary	11.0
Financials	10.4
Communication Services	10.0
Industrials	9.8
Energy	5.6
Materials	4.3
Consumer Staples	3.9
Utilities	3.4
Real Estate	2.7
Short-Term Investments	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	14.3%
Industrials	14.0
Energy	11.6
Financials	9.1
Health Care	9.0
Real Estate	8.7
Consumer Discretionary	8.0
Consumer Staples	6.4
Utilities	6.4
Materials	6.3
Communication Services	6.2

*	Percentages indicated are based on total long investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		4.48%	22.70%	8.42%	11.63%
Without Sales Charge		10.26	29.51	9.60	12.23
CLASS C SHARES	November 1, 2005
With CDSC***		8.98	27.85	9.06	11.68
Without CDSC		9.98	28.85	9.06	11.68
CLASS I SHARES	November 1, 2005	10.36	29.78	9.88	12.51
CLASS R2 SHARES	November 3, 2008	10.09	29.05	9.28	11.93
CLASS R5 SHARES	May 15, 2006	10.44	29.86	10.02	12.70
CLASS R6 SHARES	November 1, 2017	10.45	30.00	10.07	12.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	11.25%
S&P 500 Index	10.92%

Net Assets as of 12/31/2019 (In Thousands)	$4,388,914

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the six months ended December 31, 2019. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Cisco Systems Inc. and Oracle Inc. and its overweight position in Zimmer Biomet Holdings Inc. Shares of Cisco Systems, a network and information technology provider, fell following two consecutive quarters of weak revenue growth. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Zimmer Biomet Holdings, a medical devices manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019.

Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Automatic Data Processing Corp. and Expedia Inc. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Automatic Data Processing, a provider of payroll and other business services, fell after the company reporter lower-than-expected revenue for its fiscal first quarter. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.4%
2.	Apple, Inc.	5.1
3.	Amazon.com, Inc.	3.3
4.	Mastercard, Inc., Class A	1.9
5.	Alphabet, Inc., Class A	1.8
6.	Alphabet, Inc., Class C	1.7
7.	Berkshire Hathaway, Inc., Class B	1.7
8.	Comcast Corp., Class A	1.5
9.	UnitedHealth Group, Inc.	1.4
10.	Citigroup, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Health Care	14.2
Financials	12.7
Consumer Discretionary	11.2
Communication Services	10.6
Industrials	9.1
Consumer Staples	5.6
Energy	4.3
Utilities	3.3
Materials	2.5
Real Estate	2.2
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		5.29%	24.26%	8.57%	12.12%
Without Sales Charge		11.14	31.13	9.75	12.72
CLASS I SHARES	September 10, 2001	11.27	31.39	10.02	13.01
CLASS L SHARES	January 3, 1997	11.25	31.40	10.07	13.12
CLASS R6 SHARES	March 24, 2003	11.34	31.56	10.20	13.24

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Airlines — 3.3%

Delta Air Lines, Inc.	58	3,370

Automobiles — 1.8%

Tesla, Inc. *	4	1,877

Banks — 3.5%

Bank of America Corp.	101	3,563

Biotechnology — 1.3%

Amgen, Inc.	6	1,326

Capital Markets — 6.5%

Charles Schwab Corp. (The)	53	2,542

S&P Global, Inc.	8	2,182

T. Rowe Price Group, Inc.	17	2,016

		6,740

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	10	2,800

Consumer Finance — 3.9%

Capital One Financial Corp.	39	4,003

Containers & Packaging — 3.7%

Ball Corp.	24	1,574

Packaging Corp. of America	20	2,219

		3,793

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B *	12	2,677

Electric Utilities — 2.7%

Xcel Energy, Inc.	44	2,824

Entertainment — 3.3%

Spotify Technology SA *	10	1,536

Take-Two Interactive Software, Inc. *	15	1,870

		3,406

Equity Real Estate Investment Trusts (REITs) — 5.3%

Federal Realty Investment Trust	21	2,730

Public Storage	13	2,724

		5,454

Food & Staples Retailing — 1.1%

Walgreens Boots Alliance, Inc.	20	1,182

Health Care Equipment & Supplies — 3.1%

DexCom, Inc. *	6	1,297

Intuitive Surgical, Inc. *	3	1,888

		3,185

Health Care Providers & Services — 4.0%

UnitedHealth Group, Inc.	14	4,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 4.1%

Loews Corp.	80	4,212

Interactive Media & Services — 3.9%

Alphabet, Inc., Class C *	3	4,008

Internet & Direct Marketing Retail — 3.2%

Amazon.com, Inc. *	2	3,326

IT Services — 4.8%

Mastercard, Inc., Class A	12	3,521

PayPal Holdings, Inc. *	13	1,410

		4,931

Machinery — 2.4%

Parker-Hannifin Corp.	5	955

Stanley Black & Decker, Inc.	9	1,563

		2,518

Media — 2.0%

DISH Network Corp., Class A *	60	2,116

Multiline Retail — 1.7%

Kohl’s Corp.	35	1,779

Oil, Gas & Consumable Fuels — 5.4%

Kinder Morgan, Inc.	129	2,734

Marathon Petroleum Corp.	47	2,803

		5,537

Pharmaceuticals — 2.6%

Pfizer, Inc.	68	2,655

Semiconductors & Semiconductor Equipment — 3.5%

Advanced Micro Devices, Inc. *	46	2,100

QUALCOMM, Inc.	17	1,506

		3,606

Software — 8.3%

Microsoft Corp.	45	7,089

Synopsys, Inc. *	10	1,461

		8,550

Specialty Retail — 4.4%

AutoZone, Inc. *	2	2,399

Home Depot, Inc. (The)	10	2,179

		4,578

Technology Hardware, Storage & Peripherals — 4.1%

Apple, Inc.	14	4,240

Total Common Stocks (Cost $69,121)		102,388

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $890)	890	890

Total Investments — 100.0% (Cost $70,011)		103,278
Liabilities in Excess of Other Assets — 0.0% (c)		(46)

NET ASSETS — 100.0%		103,232

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 2.8%

General Dynamics Corp.	2,571	453,421

United Technologies Corp.	2,914	436,464

		889,885

Banks — 10.4%

Bank of America Corp.	29,477	1,038,187

Cullen/Frost Bankers, Inc.	1,109	108,407

M&T Bank Corp.	476	80,730

PNC Financial Services Group, Inc. (The)	4,654	742,975

Truist Financial Corp.	6,890	388,055

US Bancorp	6,005	356,066

Wells Fargo & Co.	10,554	567,778

		3,282,198

Beverages — 2.3%

Coca-Cola Co. (The)	6,816	377,245

PepsiCo, Inc.	2,461	336,306

		713,551

Biotechnology — 0.5%

Gilead Sciences, Inc.	2,297	149,228

Capital Markets — 5.6%

BlackRock, Inc.	1,311	659,050

CME Group, Inc.	3,592	720,961

Northern Trust Corp.	1,423	151,159

T. Rowe Price Group, Inc.	1,995	243,096

		1,774,266

Chemicals — 3.8%

Air Products & Chemicals, Inc.	2,121	498,328

Corteva, Inc.	579	17,122

DuPont de Nemours, Inc.	2,361	151,597

PPG Industries, Inc.	2,870	383,101

RPM International, Inc.	1,900	145,863

		1,196,011

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	2,407	215,750

Consumer Finance — 1.8%

Capital One Financial Corp.	2,960	304,600

Discover Financial Services	3,042	257,981

		562,581

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	8,458	519,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.3%

Edison International	1,468	110,707

Entergy Corp.	786	94,184

NextEra Energy, Inc.	2,016	488,276

Xcel Energy, Inc.	5,650	358,744

		1,051,911

Equity Real Estate Investment Trusts (REITs) — 3.4%

Alexandria Real Estate Equities, Inc.	789	127,425

AvalonBay Communities, Inc.	1,440	301,927

Boston Properties, Inc.	1,098	151,382

Simon Property Group, Inc.	1,221	181,865

Ventas, Inc.	2,193	126,604

Vornado Realty Trust	2,865	190,494

		1,079,697

Food & Staples Retailing — 0.8%

Walmart, Inc.	2,134	253,620

Food Products — 1.4%

Mondelez International, Inc., Class A	8,230	453,290

Health Care Equipment & Supplies — 2.7%

Abbott Laboratories	1,247	108,288

Becton Dickinson and Co.	1,124	305,820

Medtronic plc	3,957	448,952

		863,060

Health Care Providers & Services — 1.8%

CVS Health Corp.	2,878	213,792

UnitedHealth Group, Inc.	1,213	356,611

		570,403

Hotels, Restaurants & Leisure — 3.2%

Las Vegas Sands Corp.	3,942	272,151

McDonald’s Corp.	2,632	520,068

Starbucks Corp.	987	86,809

Wyndham Hotels & Resorts, Inc.	2,210	138,819

		1,017,847

Household Products — 1.5%

Procter & Gamble Co. (The)	3,662	457,417

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	1,248	220,825

Insurance — 7.5%

Arthur J Gallagher & Co.	2,766	263,444

Chubb Ltd.	1,560	242,767

Cincinnati Financial Corp.	689	72,443

Hartford Financial Services Group, Inc. (The)	6,007	365,051

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Marsh & McLennan Cos., Inc.	1,151	128,210

MetLife, Inc.	6,411	326,772

Progressive Corp. (The)	3,083	223,149

Prudential Financial, Inc.	4,327	405,586

Travelers Cos., Inc. (The)	2,370	324,639

		2,352,061

IT Services — 2.8%

Accenture plc, Class A	1,086	228,740

Automatic Data Processing, Inc.	1,759	299,842

Fidelity National Information Services, Inc.	2,613	363,463

		892,045

Leisure Products — 1.0%

Hasbro, Inc.	2,848	300,789

Machinery — 5.3%

Deere & Co.	1,824	316,038

Dover Corp.	4,367	503,372

Illinois Tool Works, Inc.	1,166	209,453

Parker-Hannifin Corp.	2,095	431,266

Stanley Black & Decker, Inc.	1,256	208,142

		1,668,271

Media — 1.9%

Comcast Corp., Class A	13,398	602,488

Multi-Utilities — 2.0%

CMS Energy Corp.	4,737	297,682

DTE Energy Co.	545	70,828

NiSource, Inc.	1,802	50,167

Public Service Enterprise Group, Inc.	3,493	206,255

		624,932

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	7,454	898,299

ConocoPhillips	10,563	686,936

Exxon Mobil Corp.	5,440	379,620

Valero Energy Corp.	2,462	230,555

		2,195,410

Pharmaceuticals — 8.4%

Bristol-Myers Squibb Co.	11,382	730,606

Eli Lilly & Co.	2,682	352,549

Johnson & Johnson	4,463	651,027

Merck & Co., Inc.	5,174	470,612

Pfizer, Inc.	10,987	430,460

		2,635,254

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.1%

Norfolk Southern Corp.	1,840	357,130

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	4,288	509,537

Texas Instruments, Inc.	4,138	530,877

		1,040,414

Software — 1.9%

Microsoft Corp.	3,784	596,674

Specialty Retail — 1.7%

Home Depot, Inc. (The)	2,218	484,356

Tiffany & Co.	492	65,786

		550,142

Technology Hardware, Storage & Peripherals — 1.5%

Apple, Inc.	1,573	461,835

Textiles, Apparel & Luxury Goods — 1.0%

VF Corp.	3,086	307,580

Tobacco — 2.5%

Altria Group, Inc.	5,401	269,548

Philip Morris International, Inc.	6,151	523,387

		792,935

Total Common Stocks (Cost $22,798,429)		30,648,795

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $821,266)	821,015	821,261

Total Investments — 99.9% (Cost $23,619,695)		31,470,056
Other Assets Less Liabilities — 0.1%		42,666

NET ASSETS — 100.0%		31,512,722

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	8	1,329

Northrop Grumman Corp.	2	771

United Technologies Corp.	9	1,384

		3,484

Banks — 0.3%

Truist Financial Corp.	6	349

Beverages — 3.2%

Coca-Cola Co. (The)	27	1,483

Constellation Brands, Inc., Class A	4	716

PepsiCo, Inc.	11	1,533

		3,732

Building Products — 0.4%

Allegion plc	4	470

Capital Markets — 1.9%

CME Group, Inc.	4	764

Intercontinental Exchange, Inc.	16	1,442

		2,206

Chemicals — 2.0%

Air Products & Chemicals, Inc.	2	472

Celanese Corp.	7	861

Linde plc (United Kingdom)	5	993

		2,326

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	12	1,398

Consumer Finance — 1.2%

American Express Co.	11	1,380

Containers & Packaging — 0.2%

Silgan Holdings, Inc.	9	269

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc., Class B*	6	1,398

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	23	1,399

Electric Utilities — 7.1%

American Electric Power Co., Inc.	16	1,554

Edison International	6	472

Entergy Corp.	12	1,394

Exelon Corp.	5	241

FirstEnergy Corp.	21	1,044

NextEra Energy, Inc.	6	1,538

Southern Co. (The)	7	461

Xcel Energy, Inc.	24	1,511

		8,215

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 1.4%

Eaton Corp. plc	16	1,562

Entertainment — 0.7%

Walt Disney Co. (The)	5	794

Equity Real Estate Investment Trusts (REITs) — 3.9%

Boston Properties, Inc.	4	608

Equity LifeStyle Properties, Inc.	5	329

Equity Residential	5	434

National Retail Properties, Inc.	16	864

Prologis, Inc.	8	691

Public Storage	4	756

VICI Properties, Inc.	20	511

WP Carey, Inc.	4	297

		4,490

Food & Staples Retailing — 1.2%

Costco Wholesale Corp.	2	723

Walmart, Inc.	5	633

		1,356

Food Products — 1.9%

General Mills, Inc.	12	657

Mondelez International, Inc., Class A	27	1,503

		2,160

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.	2	550

Medtronic plc	8	941

Zimmer Biomet Holdings, Inc.	2	331

		1,822

Health Care Providers & Services — 1.9%

Anthem, Inc.	1	320

Cigna Corp.	1	248

UnitedHealth Group, Inc.	6	1,639

		2,207

Hotels, Restaurants & Leisure — 2.5%

Darden Restaurants, Inc.	4	473

McDonald’s Corp.	6	1,251

Yum! Brands, Inc.	12	1,184

		2,908

Household Products — 1.8%

Kimberly-Clark Corp.	3	462

Procter & Gamble Co. (The)	12	1,550

		2,012

Industrial Conglomerates — 1.2%

Honeywell International, Inc.	7	1,322

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — 7.2%

Allstate Corp. (The)	13		1,468

Aon plc	5		972

Axis Capital Holdings Ltd.	18		1,051

Chubb Ltd.	9		1,386

Everest Re Group Ltd.	4		1,068

Hartford Financial Services Group, Inc. (The)	23		1,409

MetLife, Inc.	17		865

			8,219

Interactive Media & Services — 1.4%

Alphabet, Inc., Class A*	1		1,566

Internet & Direct Marketing Retail — 0.4%

Amazon.com, Inc.*	—	(a)	477

IT Services — 6.7%

Accenture plc, Class A	8		1,597

Automatic Data Processing, Inc.	8		1,431

Fiserv, Inc.*	13		1,519

International Business Machines Corp.	6		848

Leidos Holdings, Inc.	8		783

Mastercard, Inc., Class A	2		621

Visa, Inc., Class A	5		886

			7,685

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	2		804

Machinery — 1.6%

Cummins, Inc.	3		555

Ingersoll-Rand plc	10		1,279

			1,834

Media — 1.2%

Comcast Corp., Class A	29		1,326

Multi-Utilities — 2.5%

CMS Energy Corp.	23		1,419

Sempra Energy	10		1,443

			2,862

Oil, Gas & Consumable Fuels — 2.3%

Chevron Corp.	11		1,343

ONEOK, Inc.	18		1,338

			2,681

Pharmaceuticals — 5.5%

Bristol-Myers Squibb Co.	12		739

Eli Lilly & Co.	12		1,601

Johnson & Johnson	10		1,450

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Merck & Co., Inc.	16	1,444

Pfizer, Inc.	27	1,058

		6,292

Road & Rail — 1.4%

Kansas City Southern	3	460

Norfolk Southern Corp.	5	949

Union Pacific Corp.	1	226

		1,635

Semiconductors & Semiconductor Equipment — 1.4%

Analog Devices, Inc.	4	454

Texas Instruments, Inc.	9	1,169

		1,623

Software — 1.7%

Intuit, Inc.	1	267

Microsoft Corp.	11	1,666

		1,933

Specialty Retail — 4.1%

AutoZone, Inc.*	1	1,377

Home Depot, Inc. (The)	4	883

Ross Stores, Inc.	8	946

TJX Cos., Inc. (The)	25	1,521

		4,727

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	3	318

Tobacco — 1.6%

Altria Group, Inc.	17	840

Philip Morris International, Inc.	12	1,029

		1,869

Total Common Stocks (Cost $84,746)		93,110

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.7%

Credit Suisse AG, ELN, 36.10%, 1/31/2020, (linked to S&P 500 Index) (b)	1	3,980

GS Finance Corp., ELN, 45.79, 1/10/2020, (linked to S&P 500 Index) (b)	1	3,293

HSBC Bank USA, NA, ELN, 38.99%, 1/17/2020, (linked to S&P 500 Index) (b)	1	3,492

UBS AG, ELN, 32.60%, 1/24/2020, (linked to S&P 500 Index) (b)	1	3,608

Wells Fargo Bank, ELN, 42.50%, 2/7/2020, (linked to S&P 500 Index) (b)	1	3,648

Total Equity Linked Notes (Cost $18,638)		18,021

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 1.5%

International Equity — 1.5%

iShares Edge MSCI Min Vol USA ETF (Cost $1,677)	26	1,683

Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $3,015)	3,014	3,015

Total Investments — 100.8% (Cost $108,076)		115,829
Liabilities in Excess of Other Assets — (0.8)%		(912)

NET ASSETS — 100.0%		114,917

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Amount rounds to less than one thousand.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.9%

General Dynamics Corp.	46	8,041

United Technologies Corp.	97	14,482

		22,523

Banks — 12.3%

Bank of America Corp.	770	27,119

Citigroup, Inc.	103	8,233

Citizens Financial Group, Inc.	131	5,336

Cullen/Frost Bankers, Inc.	37	3,589

M&T Bank Corp.	38	6,366

PNC Financial Services Group, Inc. (The)	71	11,302

Truist Financial Corp.	310	17,469

US Bancorp	143	8,467

Wells Fargo & Co.	147	7,903

		95,784

Beverages — 0.5%

PepsiCo, Inc.	30	4,114

Biotechnology — 1.9%

AbbVie, Inc.	108	9,554

Gilead Sciences, Inc.	81	5,263

		14,817

Capital Markets — 7.7%

BlackRock, Inc.	32	15,835

Charles Schwab Corp. (The)	113	5,360

Goldman Sachs Group, Inc. (The)	36	8,209

Morgan Stanley	372	18,996

T. Rowe Price Group, Inc.	93	11,331

		59,731

Chemicals — 2.3%

Air Products & Chemicals, Inc.	29	6,791

Axalta Coating Systems Ltd. *	150	4,557

Corteva, Inc.	25	737

DuPont de Nemours, Inc.	89	5,741

		17,826

Consumer Finance — 1.9%

Capital One Financial Corp.	68	6,977

Discover Financial Services	89	7,541

		14,518

Containers & Packaging — 0.7%

Ball Corp.	40	2,593

Sealed Air Corp.	67	2,653

		5,246

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B*	78	17,667

Diversified Telecommunication Services — 1.3%

Verizon Communications, Inc.	169	10,353

Electric Utilities — 2.1%

Edison International	56	4,185

NextEra Energy, Inc.	27	6,538

Xcel Energy, Inc.	87	5,511

		16,234

Entertainment — 1.4%

Walt Disney Co. (The)	75	10,789

Equity Real Estate Investment Trusts (REITs) — 3.1%

AvalonBay Communities, Inc.	25	5,264

Crown Castle International Corp.	25	3,582

Simon Property Group, Inc.	27	3,947

Ventas, Inc.	101	5,814

Vornado Realty Trust	80	5,327

		23,934

Food & Staples Retailing — 0.9%

Walmart, Inc.	60	7,166

Food Products — 1.0%

Mondelez International, Inc., Class A	144	7,948

Health Care Equipment & Supplies — 2.3%

Becton Dickinson and Co.	37	10,090

Medtronic plc	67	7,545

		17,635

Health Care Providers & Services — 3.1%

Cigna Corp.	36	7,331

Humana, Inc.	14	5,241

UnitedHealth Group, Inc.	39	11,465

		24,037

Hotels, Restaurants & Leisure — 1.4%

McDonald’s Corp.	30	5,849

Royal Caribbean Cruises Ltd.	37	4,967

		10,816

Household Products — 1.1%

Colgate-Palmolive Co.	124	8,557

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	47	8,337

Insurance — 4.6%

Chubb Ltd.	59	9,116

Hartford Financial Services Group, Inc. (The)	197	11,954

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Loews Corp.	80	4,215

MetLife, Inc.	81	4,144

Prudential Financial, Inc.	68	6,402

		35,831

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	4	5,587

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	35	3,785

IT Services — 1.0%

Fidelity National Information Services, Inc.	58	8,123

Machinery — 4.2%

Dover Corp.	87	9,991

Ingersoll-Rand plc	24	3,124

Parker-Hannifin Corp.	67	13,872

Stanley Black & Decker, Inc.	32	5,254

		32,241

Media — 0.5%

Comcast Corp., Class A	85	3,836

Multi-Utilities — 2.2%

CMS Energy Corp.	193	12,122

NiSource, Inc.	48	1,325

Public Service Enterprise Group, Inc.	57	3,384

		16,831

Oil, Gas & Consumable Fuels — 7.8%

Chevron Corp.	144	17,341

ConocoPhillips	193	12,575

EOG Resources, Inc.	91	7,584

Exxon Mobil Corp.	54	3,739

Marathon Petroleum Corp.	42	2,525

Phillips 66	40	4,401

Pioneer Natural Resources Co.	27	4,072

Valero Energy Corp.	73	6,865

Williams Cos., Inc. (The)	56	1,319

		60,421

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	278	17,858

Eli Lilly & Co.	29	3,753

Johnson & Johnson	95	13,872

Merck & Co., Inc.	115	10,502

Pfizer, Inc.	202	7,930

		53,915

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.3%

CSX Corp.	52	3,741

Kansas City Southern	41	6,234

		9,975

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	103	12,205

NXP Semiconductors NV (Netherlands)	62	7,916

Texas Instruments, Inc.	105	13,406

		33,527

Software — 2.8%

Microsoft Corp.	140	21,999

Specialty Retail — 4.1%

AutoZone, Inc. *	8	8,947

Home Depot, Inc. (The)	54	11,683

Lowe’s Cos., Inc.	50	5,940

TJX Cos., Inc. (The)	93	5,660

		32,230

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	53	15,563

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	85	8,642

Tobacco — 2.0%

Altria Group, Inc.	98	4,866

Philip Morris International, Inc.	125	10,645

		15,511

Trading Companies & Distributors — 0.7%

Watsco, Inc.	29	5,206

Total Common Stocks (Cost $483,946)		761,255

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b) (Cost $14,492)	14,488	14,492

Total Investments — 99.9% (Cost $498,438)		775,747
Other Assets Less Liabilities — 0.1%		666

NET ASSETS — 100.0%		776,413

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 2.0%

Boeing Co. (The)	40	12,965

General Dynamics Corp. (a)	269	47,486

Northrop Grumman Corp.	67	23,132

United Technologies Corp.	326	48,828

		132,411

Airlines — 0.4%

Delta Air Lines, Inc.	240	14,059

Southwest Airlines Co.	175	9,422

United Airlines Holdings, Inc. *	59	5,224

		28,705

Auto Components — 0.2%

Magna International, Inc. (Canada)	228	12,519

Automobiles — 0.3%

General Motors Co.	549	20,082

Banks — 4.5%

Bank of America Corp. (a)	2,165	76,268

Citigroup, Inc.	1,204	96,196

Citizens Financial Group, Inc.	198	8,039

Fifth Third Bancorp	268	8,249

KeyCorp	1,739	35,196

Regions Financial Corp.	576	9,882

Truist Financial Corp.	269	15,146

Wells Fargo & Co.	993	53,430

		302,406

Beverages — 1.9%

Coca-Cola Co. (The) (a)	1,484	82,164

Constellation Brands, Inc., Class A	177	33,590

PepsiCo, Inc. (a)	56	7,600

		123,354

Biotechnology — 2.4%

AbbVie, Inc. (a)	693	61,398

Alexion Pharmaceuticals, Inc. * (a)	179	19,366

Amgen, Inc.	27	6,413

Biogen, Inc. *	94	27,804

Regeneron Pharmaceuticals, Inc. *	48	18,109

Vertex Pharmaceuticals, Inc. *	130	28,461

		161,551

Building Products — 0.3%

Masco Corp.	405	19,416

Capital Markets — 2.9%

Ameriprise Financial, Inc.	82	13,740

BlackRock, Inc.	28	14,242

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	563	26,780

Intercontinental Exchange, Inc.	529	48,926

MarketAxess Holdings, Inc.	6	2,350

Morgan Stanley	1,110	56,719

S&P Global, Inc.	84	22,832

State Street Corp.	84	6,611

		192,200

Chemicals — 2.0%

Celanese Corp.	174	21,364

Corteva, Inc.	528	15,600

Dow, Inc.	335	18,351

DuPont de Nemours, Inc.	266	17,075

Eastman Chemical Co.	360	28,524

Linde plc (United Kingdom)	96	20,343

LyondellBasell Industries NV, Class A	127	11,972

		133,229

Commercial Services & Supplies — 0.6%

Cintas Corp. (a)	15	4,106

Waste Management, Inc.	305	34,729

		38,835

Communications Equipment — 0.3%

Cisco Systems, Inc.	296	14,207

Motorola Solutions, Inc.	25	3,988

		18,195

Consumer Finance — 1.5%

American Express Co.	355	44,253

Capital One Financial Corp.	427	43,959

Synchrony Financial	349	12,553

		100,765

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	226	16,358

Packaging Corp. of America	18	1,993

Westrock Co.	221	9,476

		27,827

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	99	2,333

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	488	110,564

Voya Financial, Inc.	46	2,780

		113,344

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	94	3,689

Verizon Communications, Inc. (a)	1,180	72,421

		76,110

Electric Utilities — 2.6%

Edison International	219	16,549

Entergy Corp.	378	45,224

FirstEnergy Corp.	113	5,492

NextEra Energy, Inc. (a)	275	66,485

Southern Co. (The)	455	29,010

Xcel Energy, Inc. (a)	186	11,819

		174,579

Electrical Equipment — 1.1%

Eaton Corp. plc	712	67,462

Emerson Electric Co.	87	6,629

		74,091

Entertainment — 1.3%

Electronic Arts, Inc. *	200	21,485

Netflix, Inc. * (a)	141	45,568

Walt Disney Co. (The) (a)	120	17,357

		84,410

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	100	20,964

Equinix, Inc.	42	24,603

Equity Residential	269	21,788

Federal Realty Investment Trust	92	11,873

Mid-America Apartment Communities, Inc.	76	10,028

Prologis, Inc.	351	31,294

Public Storage	27	5,675

Ventas, Inc.	221	12,739

VICI Properties, Inc.	223	5,704

		144,668

Food & Staples Retailing — 0.2%

Walmart, Inc.	134	15,914

Food Products — 1.1%

Conagra Brands, Inc.	125	4,280

General Mills, Inc.	393	21,040

Mondelez International, Inc., Class A (a)	916	50,439

		75,759

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co. (a)	15	4,047

Boston Scientific Corp. * (a)	1,128	51,027

Intuitive Surgical, Inc. * (a)	20	11,829

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc (a)	710	80,599

Zimmer Biomet Holdings, Inc. (a)	341	51,108

		198,610

Health Care Providers & Services — 3.1%

Anthem, Inc.	146	44,226

Cigna Corp. (a)	280	57,272

McKesson Corp.	68	9,407

UnitedHealth Group, Inc. (a)	328	96,452

		207,357

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	225	24,943

McDonald’s Corp.	76	15,004

Royal Caribbean Cruises Ltd.	52	6,975

Yum! Brands, Inc.	414	41,720

		88,642

Household Durables — 0.3%

Lennar Corp., Class A	376	20,986

Household Products — 1.1%

Kimberly-Clark Corp.	23	3,205

Procter & Gamble Co. (The) (a)	562	70,138

		73,343

Industrial Conglomerates — 0.9%

Honeywell International, Inc. (a)	347	61,462

Insurance — 2.1%

Allstate Corp. (The) (a)	157	17,662

American International Group, Inc. (a)	645	33,121

Arthur J Gallagher & Co.	70	6,698

Hartford Financial Services Group, Inc. (The)	591	35,894

Lincoln National Corp.	21	1,235

MetLife, Inc.	792	40,343

Progressive Corp. (The)	59	4,276

		139,229

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A * (a)	91	121,911

Alphabet, Inc., Class C * (a)	84	111,828

Facebook, Inc., Class A * (a)	433	88,777

		322,516

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. * (a)	120	222,554

Booking Holdings, Inc. * (a)	4	8,236

Expedia Group, Inc.	255	27,557

		258,347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	154	32,356

Automatic Data Processing, Inc. (a)	427	72,814

Fiserv, Inc. *	203	23,510

International Business Machines Corp.	83	11,191

Leidos Holdings, Inc.	212	20,737

Mastercard, Inc., Class A (a)	436	130,108

PayPal Holdings, Inc. * (a)	722	78,114

Visa, Inc., Class A (a)	252	47,313

		416,143

Leisure Products — 0.1%

Hasbro, Inc.	77	8,124

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	37	12,251

Thermo Fisher Scientific, Inc. (a)	210	68,382

		80,633

Machinery — 2.2%

Caterpillar, Inc.	66	9,673

Cummins, Inc.	179	31,970

Deere & Co.	74	12,814

Ingersoll-Rand plc	195	25,938

Parker-Hannifin Corp.	164	33,738

Snap-on, Inc.	59	9,937

Stanley Black & Decker, Inc.	146	24,254

		148,324

Media — 3.2%

Altice USA, Inc., Class A *	389	10,643

Charter Communications, Inc., Class A * (a)	137	66,480

Comcast Corp., Class A (a)	2,244	100,917

Discovery, Inc., Class A *	528	17,299

Discovery, Inc., Class C *	577	17,600

ViacomCBS, Inc.	75	3,145

		216,084

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	322	4,220

Newmont Goldcorp Corp.	117	5,067

		9,287

Multiline Retail — 0.2%

Target Corp.	100	12,788

Multi-Utilities — 0.7%

CMS Energy Corp.	520	32,662

Sempra Energy	96	14,518

		47,180

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp. (a)	779	93,848

Diamondback Energy, Inc.	248	23,031

EOG Resources, Inc. (a)	561	47,010

Exxon Mobil Corp. (a)	199	13,861

Marathon Petroleum Corp. (a)	624	37,578

ONEOK, Inc.	487	36,822

Pioneer Natural Resources Co. (a)	230	34,868

		287,018

Pharmaceuticals — 4.5%

Allergan plc	73	13,883

Bristol-Myers Squibb Co. (a)	945	60,672

Eli Lilly & Co.	358	47,020

Johnson & Johnson (a)	475	69,318

Merck & Co., Inc. (a)	908	82,580

Pfizer, Inc.	722	28,305

		301,778

Road & Rail — 1.5%

Kansas City Southern	50	7,620

Lyft, Inc., Class A *	90	3,858

Norfolk Southern Corp. (a)	303	58,817

Union Pacific Corp. (a)	180	32,495

		102,790

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. * (a)	922	42,281

Analog Devices, Inc. (a)	498	59,194

Intel Corp.	182	10,877

NVIDIA Corp. (a)	218	51,385

NXP Semiconductors NV (Netherlands)	330	41,964

Teradyne, Inc.	348	23,716

Texas Instruments, Inc. (a)	636	81,553

		310,970

Software — 7.1%

Intuit, Inc.	186	48,777

Microsoft Corp. (a)	2,306	363,612

salesforce.com, Inc. * (a)	381	62,019

		474,408

Specialty Retail — 4.0%

AutoZone, Inc. * (a)	37	44,102

Best Buy Co., Inc.	417	36,581

Home Depot, Inc. (The) (a)	306	66,835

Lowe’s Cos., Inc.	431	51,598

O’Reilly Automotive, Inc. *	34	15,050

Ross Stores, Inc. (a)	179	20,816

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)	502	30,672

		265,654

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc. (a)	1,153	338,626

HP, Inc.	822	16,892

		355,518

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	513	51,996

Ralph Lauren Corp.	65	7,676

		59,672

Tobacco — 1.3%

Altria Group, Inc.	477	23,817

Philip Morris International, Inc. (a)	770	65,484

		89,301

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	102	7,988

Total Common Stocks (Cost $5,437,210)		6,636,855

	NO. OF CONTRACTS
Options Purchased — 1.2%

Put Options Purchased — 1.2%

Index Funds — 1.2%

S&P 500 Index 3/31/2020 at USD 3,055.00, European Style Notional Amount: USD 6,720,022 Exchange Traded *	20,800	82,160

Total Options Purchased (Cost $82,285)		82,160

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (c) (d) (Cost $209,467)	209,467	209,467

Total Investments — 103.3% (Cost $5,728,962)		6,928,482
Liabilities in Excess of Other Assets — (3.3)%		(221,334)

NET ASSETS — 100.0%		6,707,148

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	247	03/2020	USD	39,915	1,066

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 3,330.00	3/31/2020	(69,680)

Written Put Options Contracts as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

S&P 500 Index	Exchange Traded	20,800	USD 6,720,022	USD 2,575.00	3/31/2020	(11,440)

Total Written Options Contracts (Premiums Received $80,766)						(81,120)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.2%

Boeing Co. (The)	1,089	354,688

TransDigm Group, Inc. (a)	365	204,288

		558,976

Automobiles — 2.6%

Tesla, Inc. * (a)	1,106	462,673

Beverages — 1.2%

Monster Beverage Corp. *	3,216	204,348

Biotechnology — 4.2%

Amgen, Inc. (a)	1,010	243,577

BioMarin Pharmaceutical, Inc. *	1,074	90,815

Exact Sciences Corp. * (a)	2,157	199,498

Moderna, Inc. * (a)	1,745	34,132

Regeneron Pharmaceuticals, Inc. * (a)	259	97,287

Sarepta Therapeutics, Inc. * (a)	600	77,437

		742,746

Capital Markets — 6.5%

Charles Schwab Corp. (The)	6,225	296,048

MarketAxess Holdings, Inc.	884	335,133

Morgan Stanley	2,181	111,498

MSCI, Inc.	429	110,837

S&P Global, Inc.	1,076	293,747

		1,147,263

Chemicals — 2.6%

Air Products & Chemicals, Inc.	1,077	253,108

Ecolab, Inc.	260	50,089

Sherwin-Williams Co. (The)	271	158,314

		461,511

Electrical Equipment — 1.5%

Rockwell Automation, Inc.	1,318	267,160

Electronic Equipment, Instruments & Components — 1.1%

Amphenol Corp., Class A	1,853	200,496

Entertainment — 1.3%

Netflix, Inc. *	705	228,052

Equity Real Estate Investment Trusts (REITs) — 0.8%

Equinix, Inc.	232	135,623

Food & Staples Retailing — 0.7%

Costco Wholesale Corp.	443	130,265

Health Care Equipment & Supplies — 5.7%

Abbott Laboratories	1,487	129,152

ABIOMED, Inc. * (a)	183	31,252

Boston Scientific Corp. * (a)	5,987	270,710

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	1,428	312,339

Intuitive Surgical, Inc. *	455	268,899

		1,012,352

Health Care Technology — 0.9%

Veeva Systems, Inc., Class A *	1,107	155,711

Hotels, Restaurants & Leisure — 4.9%

Chipotle Mexican Grill, Inc. *	404	338,276

Las Vegas Sands Corp.	2,898	200,071

Starbucks Corp.	3,669	322,605

		860,952

Industrial Conglomerates — 2.5%

Honeywell International, Inc.	1,263	223,498

Roper Technologies, Inc.	607	215,053

		438,551

Interactive Media & Services — 8.8%

Alphabet, Inc., Class C *	722	965,010

Facebook, Inc., Class A *	1,398	286,986

Match Group, Inc. * (a)	2,961	243,160

Twitter, Inc. *	1,577	50,556

		1,545,712

Internet & Direct Marketing Retail — 7.9%

Alibaba Group Holding Ltd., ADR (China) *	624	132,308

Amazon.com, Inc. *	345	637,514

Booking Holdings, Inc. *	101	206,811

MercadoLibre, Inc. (Argentina) *	646	369,187

Wayfair, Inc., Class A * (a)	408	36,862

		1,382,682

IT Services — 7.3%

Fidelity National Information Services, Inc. (a)	965	134,223

Mastercard, Inc., Class A (a)	2,105	628,562

PayPal Holdings, Inc. *	3,409	368,800

Shopify, Inc., Class A (Canada) *	382	151,677

		1,283,262

Life Sciences Tools & Services — 2.1%

Illumina, Inc. *	317	105,220

Thermo Fisher Scientific, Inc.	833	270,636

		375,856

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	910	187,848

Professional Services — 1.1%

CoStar Group, Inc. *	329	196,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — 1.8%

Lyft, Inc., Class A *	536	23,040

Norfolk Southern Corp.	1,501	291,311

		314,351

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	8,776	402,486

ASML Holding NV (Registered), NYRS (Netherlands)	583	172,414

NVIDIA Corp.	862	202,938

QUALCOMM, Inc.	1,404	123,875

Texas Instruments, Inc.	3,143	403,267

Xilinx, Inc.	249	24,335

		1,329,315

Software — 11.8%

Atlassian Corp. plc, Class A *	1,374	165,347

Microsoft Corp.	7,392	1,165,703

salesforce.com, Inc. *	530	86,199

ServiceNow, Inc. *	669	188,914

SS&C Technologies Holdings, Inc.	1,166	71,580

Synopsys, Inc. *	1,849	257,423

Trade Desk, Inc. (The), Class A * (a)	556	144,516

		2,079,682

Specialty Retail — 2.5%

Home Depot, Inc. (The)	1,446	315,699

Ross Stores, Inc.	1,108	129,037

		444,736

Technology Hardware, Storage & Peripherals — 3.7%

Apple, Inc.	2,210	649,030

Textiles, Apparel & Luxury Goods — 1.7%

Lululemon Athletica, Inc. *	1,317	305,202

Total Common Stocks (Cost $10,169,143)		17,101,315

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.6%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $553,858)	553,692	553,858

Investment of Cash Collateral from Securities Loaned — 2.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	390,024	390,062

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	46,512	46,512

Total Investment of Cash Collateral from Securities Loaned (Cost $436,573)		436,574

Total Short-Term Investments (Cost $990,431)		990,432

Total Investments — 102.6% (Cost $11,159,574)		18,091,747
Liabilities in Excess of Other Assets — (2.6)%		(466,733)

NET ASSETS — 100.0%		17,625,014

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $426,730,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 2.7%

Arconic, Inc.	420	12,911

General Dynamics Corp.	178	31,320

		44,231

Airlines — 2.9%

Delta Air Lines, Inc.	161	9,398

JetBlue Airways Corp. *	480	8,993

Southwest Airlines Co.	536	28,922

		47,313

Auto Components — 1.2%

Adient plc * (a)	267	5,672

Autoliv, Inc. (Sweden) (a)	93	7,867

Delphi Technologies plc *	473	6,063

		19,602

Automobiles — 1.0%

General Motors Co.	461	16,862

Banks — 8.3%

Bank of America Corp.	1,370	48,237

Citigroup, Inc.	477	38,094

East West Bancorp, Inc.	160	7,777

Wells Fargo & Co.	751	40,415

		134,523

Biotechnology — 1.8%

AbbVie, Inc.	118	10,430

Alexion Pharmaceuticals, Inc. *	77	8,285

Regeneron Pharmaceuticals, Inc. *	29	10,701

		29,416

Building Products — 0.4%

Owens Corning	104	6,799

Capital Markets — 3.3%

Intercontinental Exchange, Inc.	94	8,700

Morgan Stanley	861	44,029

		52,729

Chemicals — 5.7%

Celanese Corp.	38	4,629

Eastman Chemical Co.	138	10,962

FMC Corp. (a)	627	62,567

Linde plc (United Kingdom)	69	14,775

		92,933

Consumer Finance — 1.2%

Capital One Financial Corp.	188	19,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.2%

Westrock Co.	82	3,536

Diversified Financial Services — 2.3%

Berkshire Hathaway, Inc., Class B *	167	37,735

Electric Utilities — 2.5%

Edison International	311	23,415

Entergy Corp.	69	8,218

Xcel Energy, Inc.	135	8,590

		40,223

Electrical Equipment — 0.5%

Eaton Corp. plc	91	8,572

Equity Real Estate Investment Trusts (REITs) — 6.9%

Empire State Realty Trust, Inc., Class A	457	6,378

JBG SMITH Properties (a)	209	8,341

SBA Communications Corp.	59	14,291

Ventas, Inc. (a)	613	35,400

VEREIT, Inc.	873	8,069

VICI Properties, Inc.	658	16,807

Weingarten Realty Investors	380	11,865

WP Carey, Inc.	120	9,629

		110,780

Food & Staples Retailing — 1.1%

Sprouts Farmers Market, Inc. * (a)	166	3,212

Walmart, Inc.	117	13,916

		17,128

Food Products — 1.5%

Lamb Weston Holdings, Inc.	289	24,880

Health Care Equipment & Supplies — 2.9%

Becton Dickinson and Co.	57	15,475

Zimmer Biomet Holdings, Inc. (a)	208	31,178

		46,653

Health Care Providers & Services — 3.7%

Centene Corp. *	166	10,455

Cigna Corp.	195	39,957

McKesson Corp.	72	10,001

		60,413

Hotels, Restaurants & Leisure — 2.7%

Carnival Corp.	171	8,707

Norwegian Cruise Line Holdings Ltd. *	278	16,221

Wynn Resorts Ltd.	130	18,067

		42,995

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.4%

Lennar Corp., Class A	291	16,258

Whirlpool Corp.	44	6,432

		22,690

Household Products — 0.5%

Energizer Holdings, Inc. (a)	152	7,623

Insurance — 4.4%

Axis Capital Holdings Ltd.	144	8,583

Lincoln National Corp.	278	16,411

MetLife, Inc.	402	20,505

Prudential Financial, Inc.	269	25,207

		70,706

IT Services — 0.9%

DXC Technology Co.	139	5,233

Fidelity National Information Services, Inc.	65	9,013

		14,246

Leisure Products — 0.5%

Brunswick Corp.	142	8,535

Machinery — 0.6%

Parker-Hannifin Corp.	46	9,488

Media — 9.6%

Altice USA, Inc., Class A *	646	17,673

Charter Communications, Inc., Class A *	104	50,545

Comcast Corp., Class A	1,406	63,237

Discovery, Inc., Class A * (a)	159	5,219

DISH Network Corp., Class A *	182	6,441

ViacomCBS, Inc.	274	11,491

		154,606

Metals & Mining — 0.8%

Alcoa Corp. *	375	8,073

Nucor Corp.	89	5,026

		13,099

Multiline Retail — 0.5%

Dollar Tree, Inc. *	82	7,693

Oil, Gas & Consumable Fuels — 9.5%

Chevron Corp.	334	40,287

Concho Resources, Inc.	239	20,903

Diamondback Energy, Inc.	294	27,292

Marathon Petroleum Corp.	477	28,739

Pioneer Natural Resources Co.	237	35,844

		153,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 5.3%

Bristol-Myers Squibb Co.	483	30,972

Eli Lilly & Co.	228	29,908

Merck & Co., Inc.	282	25,621

		86,501

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	90	5,497

Cushman & Wakefield plc * (a)	854	17,454

		22,951

Road & Rail — 0.2%

Lyft, Inc., Class A * (a)	88	3,803

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	89	10,553

Broadcom, Inc.	21	6,668

First Solar, Inc. * (a)	132	7,398

ON Semiconductor Corp. * (a)	1,185	28,898

		53,517

Software — 0.9%

LogMeIn, Inc.	109	9,320

salesforce.com, Inc. *	30	4,798

		14,118

Specialty Retail — 1.3%

Best Buy Co., Inc.	236	20,756

Technology Hardware, Storage & Peripherals — 0.4%

Dell Technologies, Inc., Class C *	116	5,977

Textiles, Apparel & Luxury Goods — 0.9%

Kontoor Brands, Inc.	88	3,679

Levi Strauss & Co., Class A (a)	139	2,681

Ralph Lauren Corp.	63	7,338

		13,698

Tobacco — 3.1%

Altria Group, Inc.	228	11,354

Philip Morris International, Inc.	456	38,793

		50,147

Total Common Stocks (Cost $1,369,007)		1,589,858

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $456)	214	645

	SHARES (000)
Short-Term Investments — 3.0%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $28,867)	28,859	28,867

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	13,200	13,201

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	6,743	6,743

Total Investment of Cash Collateral from Securities Loaned (Cost $19,944)		19,944

Total Short-Term Investments (Cost $48,811)		48,811

Total Investments — 101.3% (Cost $1,418,274)		1,639,314
Liabilities in Excess of Other Assets — (1.3)%		(21,135)

NET ASSETS — 100.0%		1,618,179

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value
USD	United States Dollar

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $19,448,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 3.2%

General Dynamics Corp.	752	132,546

Northrop Grumman Corp.	972	334,323

United Technologies Corp.	255	38,207

		505,076

Banks — 5.1%

Bank of America Corp.	1,912	67,357

Citigroup, Inc.	1,029	82,243

First Republic Bank	39	4,616

Huntington Bancshares, Inc.	10,825	163,243

KeyCorp (a)	8,390	169,805

SVB Financial Group * (a)	676	169,663

Truist Financial Corp.	2,028	114,227

Wells Fargo & Co.	665	35,773

		806,927

Beverages — 4.5%

Coca-Cola Co. (The)	7,772	430,190

Constellation Brands, Inc., Class A	1,390	263,805

PepsiCo, Inc.	30	4,127

		698,122

Biotechnology — 2.4%

AbbVie, Inc.	2,250	199,238

Alexion Pharmaceuticals, Inc. *	853	92,278

Biogen, Inc. *	229	67,880

Regeneron Pharmaceuticals, Inc. *	12	4,445

Vertex Pharmaceuticals, Inc. *	93	20,263

		384,104

Capital Markets — 2.6%

Ameriprise Financial, Inc.	759	126,475

BlackRock, Inc.	5	2,354

Charles Schwab Corp. (The)	578	27,506

Morgan Stanley	4,982	254,678

State Street Corp.	32	2,548

		413,561

Chemicals — 1.5%

Air Products & Chemicals, Inc.	21	4,990

Celanese Corp.	33	4,029

DuPont de Nemours, Inc.	408	26,203

Eastman Chemical Co.	1,801	142,779

FMC Corp.	40	3,952

Linde plc (United Kingdom)	222	47,244

		229,197

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (b)

Waste Management, Inc.	50	5,684

Consumer Finance — 0.1%

American Express Co.	122	15,134

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	1,575	114,280

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	5,651	346,966

Electric Utilities — 4.3%

American Electric Power Co., Inc.	1,438	135,932

Edison International	255	19,232

Entergy Corp.	42	5,019

NextEra Energy, Inc.	1,174	284,273

Xcel Energy, Inc.	3,551	225,484

		669,940

Electrical Equipment — 1.6%

Eaton Corp. plc	2,635	249,587

Entertainment — 1.4%

Netflix, Inc. *	667	215,878

Equity Real Estate Investment Trusts (REITs) — 2.5%

Equinix, Inc.	4	2,276

Prologis, Inc.	3,913	348,818

Ventas, Inc. (a)	412	23,803

VICI Properties, Inc.	741	18,933

		393,830

Food Products — 0.0% (b)

Mondelez International, Inc., Class A	113	6,243

Health Care Equipment & Supplies — 3.3%

Becton Dickinson and Co.	115	31,313

Boston Scientific Corp. *	6,134	277,392

Intuitive Surgical, Inc. * (a)	265	156,421

Medtronic plc	29	3,317

Zimmer Biomet Holdings, Inc.	293	43,881

		512,324

Health Care Providers & Services — 4.6%

Anthem, Inc.	8	2,431

Cigna Corp.	1,041	212,945

HCA Healthcare, Inc.	17	2,522

Quest Diagnostics, Inc.	1,004	107,246

UnitedHealth Group, Inc.	1,361	400,052

		725,196

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.8%

Hilton Worldwide Holdings, Inc.	33	3,672

Las Vegas Sands Corp.	72	4,988

McDonald’s Corp.	1,067	210,842

Royal Caribbean Cruises Ltd. (a)	1,418	189,336

Yum! Brands, Inc.	251	25,266

		434,104

Household Products — 0.3%

Procter & Gamble Co. (The)	426	53,235

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	340	60,182

Insurance — 1.8%

Arthur J Gallagher & Co.	765	72,889

Hartford Financial Services Group, Inc. (The)	321	19,523

MetLife, Inc.	110	5,591

Progressive Corp. (The)	2,284	165,307

Prudential Financial, Inc. (a)	158	14,803

		278,113

Interactive Media & Services — 5.8%

Alphabet, Inc., Class A *	452	605,545

Alphabet, Inc., Class C *	116	154,510

Facebook, Inc., Class A *	751	154,197

		914,252

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	383	707,359

Expedia Group, Inc.	103	11,184

		718,543

IT Services — 6.5%

Automatic Data Processing, Inc.	242	41,281

Fidelity National Information Services, Inc.	125	17,423

Fiserv, Inc. *	290	33,481

Leidos Holdings, Inc.	2,054	201,114

Mastercard, Inc., Class A (a)	1,638	489,044

PayPal Holdings, Inc. *	1,979	214,052

WEX, Inc. * (a)	72	15,065

		1,011,460

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	555	180,178

Machinery — 0.5%

Deere & Co.	109	18,928

Ingersoll-Rand plc	263	34,896

Stanley Black & Decker, Inc.	171	28,288

		82,112

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 2.5%

Altice USA, Inc., Class A *	414	11,316

Charter Communications, Inc., Class A *	505	244,820

Comcast Corp., Class A	1,312	59,014

Discovery, Inc., Class A * (a)	122	3,990

Discovery, Inc., Class C * (a)	2,265	69,052

		388,192

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	2,272	273,816

Concho Resources, Inc.	162	14,145

Diamondback Energy, Inc.	1,844	171,198

EOG Resources, Inc.	55	4,599

Marathon Petroleum Corp.	432	26,033

Parsley Energy, Inc., Class A	592	11,196

Pioneer Natural Resources Co. (a)	763	115,551

TC Energy Corp. (Canada) (a)	83	4,424

		620,962

Pharmaceuticals — 4.3%

Allergan plc	13	2,513

Bristol-Myers Squibb Co.	2,713	174,131

Eli Lilly & Co.	1,356	178,196

Johnson & Johnson	762	111,115

Merck & Co., Inc.	2,054	186,775

Nektar Therapeutics * (a)	800	17,277

		670,007

Road & Rail — 2.3%

Kansas City Southern	22	3,397

Lyft, Inc., Class A * (a)	192	8,258

Norfolk Southern Corp.	1,735	336,900

Union Pacific Corp.	60	10,834

		359,389

Semiconductors & Semiconductor Equipment — 7.1%

Advanced Micro Devices, Inc. * (a)	3,686	169,021

Analog Devices, Inc.	2,142	254,577

ASML Holding NV (Registered), NYRS (Netherlands) (a)	72	21,255

Broadcom, Inc.	18	5,716

NVIDIA Corp.	138	32,400

NXP Semiconductors NV (Netherlands)	280	35,643

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,971	288,803

Texas Instruments, Inc.	2,340	300,227

		1,107,642

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.7%

Coupa Software, Inc. *	332	48,605

Intuit, Inc.	24	6,356

Microsoft Corp.	5,969	941,367

salesforce.com, Inc. *	2,045	332,664

ServiceNow, Inc. *	9	2,426

Slack Technologies, Inc., Class A * (a)	423	9,517

Workday, Inc., Class A *	163	26,787

		1,367,722

Specialty Retail — 3.2%

AutoZone, Inc. *	5	5,604

Best Buy Co., Inc.	154	13,548

Home Depot, Inc. (The)	236	51,521

Lowe’s Cos., Inc.	268	32,143

O’Reilly Automotive, Inc. *	616	269,801

Ross Stores, Inc.	730	84,950

TJX Cos., Inc. (The)	611	37,328

		494,895

Technology Hardware, Storage & Peripherals — 3.3%

Apple, Inc.	1,782	523,170

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc., Class B	95	9,663

Tobacco — 0.2%

Philip Morris International, Inc.	403	34,328

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. * (a)	159	12,494

Total Common Stocks (Cost $10,858,741)		15,612,692

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 0.9%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $99,206)	99,177	99,207

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	30,009	30,012

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	12,154	12,154

Total Investment of Cash Collateral from Securities Loaned (Cost $42,165)		42,166

Total Short-Term Investments (Cost $141,371)		141,373

Total Investments — 100.5% (Cost $11,000,112)		15,754,065
Liabilities in Excess of Other Assets — (0.5)%		(80,828)

NET ASSETS — 100.0%		15,673,237

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $41,689,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	80	03/2020	USD	12,928	238

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.4%
Common Stocks — 124.6%

Aerospace & Defense — 3.1%

General Dynamics Corp. (a)	229	40,385

Northrop Grumman Corp. (a)	114	39,206

United Technologies Corp.	374	56,050

		135,641

Auto Components — 0.2%

BorgWarner, Inc.	26	1,141

Magna International, Inc. (Canada)	120	6,606

		7,747

Banks — 6.1%

Bank of America Corp. (a)	1,952	68,738

Citigroup, Inc.	1,255	100,251

Citizens Financial Group, Inc.	169	6,851

First Horizon National Corp.	255	4,221

First Republic Bank	146	17,157

KeyCorp	1,969	39,846

Regions Financial Corp.	392	6,728

Wells Fargo & Co.	538	28,926

		272,718

Beverages — 2.4%

Coca-Cola Co. (The) (a)	1,055	58,396

Constellation Brands, Inc., Class A	117	22,272

PepsiCo, Inc. (a)	190	25,977

		106,645

Biotechnology — 3.3%

AbbVie, Inc.	896	79,348

Alexion Pharmaceuticals, Inc. *	151	16,315

Biogen, Inc. *	44	13,123

Regeneron Pharmaceuticals, Inc. *	44	16,521

Vertex Pharmaceuticals, Inc. *	89	19,587

		144,894

Building Products — 0.1%

Masco Corp.	111	5,312

Capital Markets — 2.8%

Ameriprise Financial, Inc.	122	20,292

BlackRock, Inc.	26	13,183

Charles Schwab Corp. (The)	491	23,362

Morgan Stanley (a)	975	49,844

State Street Corp.	231	18,261

		124,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 5.4%

Air Products & Chemicals, Inc.	154	36,122

Celanese Corp.	122	14,975

DuPont de Nemours, Inc.	807	51,808

FMC Corp.	319	31,809

Linde plc (United Kingdom)	481	102,357

		237,071

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	368	41,931

Consumer Finance — 1.3%

American Express Co. (a)	452	56,247

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	489	30,027

Electric Utilities — 4.1%

American Electric Power Co., Inc.	62	5,905

Edison International	254	19,131

Entergy Corp.	346	41,419

NextEra Energy, Inc. (a)	330	79,878

Xcel Energy, Inc.	578	36,711

		183,044

Electrical Equipment — 0.7%

AMETEK, Inc.	90	8,954

Eaton Corp. plc	189	17,892

Emerson Electric Co.	58	4,440

		31,286

Entertainment — 0.9%

Electronic Arts, Inc. *	66	7,088

Netflix, Inc. * (a)	104	33,730

		40,818

Equity Real Estate Investment Trusts (REITs) — 3.4%

Equinix, Inc.	54	31,478

Invitation Homes, Inc.	147	4,395

JBG SMITH Properties	264	10,534

Prologis, Inc.	697	62,173

Ventas, Inc.	593	34,246

VICI Properties, Inc.	269	6,876

		149,702

Food Products — 0.8%

Conagra Brands, Inc.	151	5,163

General Mills, Inc. (a)	68	3,651

Mondelez International, Inc., Class A (a)	496	27,346

		36,160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Health Care Equipment & Supplies — 3.8%

Boston Scientific Corp. * (a)	1,420	64,227

Intuitive Surgical, Inc. *	23	13,646

Medtronic plc	147	16,646

Zimmer Biomet Holdings, Inc. (a)	506	75,801

		170,320

Health Care Providers & Services — 4.1%

Anthem, Inc.	67	20,293

Cigna Corp. (a)	321	65,578

HCA Healthcare, Inc.	177	26,226

McKesson Corp.	27	3,756

UnitedHealth Group, Inc. (a)	224	65,810

		181,663

Hotels, Restaurants & Leisure — 2.7%

Hilton Worldwide Holdings, Inc.	123	13,646

Las Vegas Sands Corp.	336	23,182

McDonald’s Corp.	117	23,214

MGM Resorts International	139	4,629

Royal Caribbean Cruises Ltd.	70	9,376

Yum! Brands, Inc.	447	45,033

		119,080

Household Durables — 0.5%

DR Horton, Inc.	159	8,367

Lennar Corp., Class A	148	8,254

Mohawk Industries, Inc. *	30	4,028

		20,649

Household Products — 1.4%

Procter & Gamble Co. (The) (a)	493	61,553

Industrial Conglomerates — 1.6%

Honeywell International, Inc.	391	69,155

Insurance — 2.8%

Arthur J Gallagher & Co.	362	34,507

Hartford Financial Services Group, Inc. (The)	232	14,087

Lincoln National Corp.	37	2,162

MetLife, Inc.	495	25,238

Progressive Corp. (The)	438	31,696

Reinsurance Group of America, Inc.	28	4,519

RenaissanceRe Holdings Ltd. (Bermuda)	12	2,254

Willis Towers Watson plc	42	8,394

		122,857

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	85	113,947

Alphabet, Inc., Class C * (a)	70	94,168

Facebook, Inc., Class A * (a)	387	79,330

Snap, Inc., Class A *	911	14,875

		302,320

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	100	185,523

Expedia Group, Inc.	110	11,893

		197,416

IT Services — 9.3%

Automatic Data Processing, Inc. (a)	290	49,465

Fidelity National Information Services, Inc. (a)	544	75,681

Fiserv, Inc. * (a)	808	93,403

Leidos Holdings, Inc.	415	40,599

Mastercard, Inc., Class A (a)	293	87,450

PayPal Holdings, Inc. *	343	37,140

WEX, Inc. *	142	29,793

		413,531

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	126	40,813

Machinery — 2.0%

Gardner Denver Holdings, Inc. *	132	4,830

Ingersoll-Rand plc	389	51,678

Parker-Hannifin Corp.	55	11,248

Stanley Black & Decker, Inc.	138	22,937

		90,693

Media — 4.1%

Altice USA, Inc., Class A *	588	16,085

Charter Communications, Inc., Class A *	123	59,516

Comcast Corp., Class A (a)	1,800	80,964

Discovery, Inc., Class A *	576	18,867

ViacomCBS, Inc.	166	6,975

		182,407

Multiline Retail — 0.1%

Dollar General Corp.	38	5,965

Multi-Utilities — 0.2%

CMS Energy Corp.	67	4,195

Sempra Energy	30	4,488

		8,683

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — 7.0%

Chevron Corp.	529	63,702

ConocoPhillips	212	13,763

Diamondback Energy, Inc.	541	50,267

EOG Resources, Inc. (a)	204	17,092

Marathon Petroleum Corp. (a)	1,106	66,638

ONEOK, Inc. (a)	242	18,278

Parsley Energy, Inc., Class A	874	16,525

Pioneer Natural Resources Co. (a)	254	38,498

TC Energy Corp. (Canada)	515	27,455

		312,218

Pharmaceuticals — 5.3%

Allergan plc	61	11,735

Bristol-Myers Squibb Co.	1,351	86,719

Eli Lilly & Co.	371	48,709

Johnson & Johnson	256	37,384

Merck & Co., Inc. (a)	560	50,937

		235,484

Road & Rail — 3.8%

Kansas City Southern	161	24,631

Lyft, Inc., Class A *	266	11,423

Norfolk Southern Corp. (a)	476	92,496

Union Pacific Corp. (a)	223	40,265

		168,815

Semiconductors & Semiconductor Equipment — 8.0%

Advanced Micro Devices, Inc.*	1,367	62,690

Analog Devices, Inc.	281	33,388

ASML Holding NV (Registered), NYRS (Netherlands)	130	38,338

Broadcom, Inc. (a)	67	21,246

NVIDIA Corp. (a)	129	30,462

NXP Semiconductors NV (Netherlands)	351	44,620

ON Semiconductor Corp. *	201	4,912

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	677	39,312

Teradyne, Inc.	74	5,047

Texas Instruments, Inc. (a)	575	73,824

		353,839

Software — 9.3%

Intuit, Inc.	132	34,552

Microsoft Corp. (a)	1,692	266,790

salesforce.com, Inc. *(a)	468	76,106

ServiceNow, Inc. *	40	11,327

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Slack Technologies, Inc., Class A *	300	6,737

Workday, Inc., Class A *	99	16,241

		411,753

Specialty Retail — 4.8%

AutoZone, Inc. * (a)	17	20,828

Best Buy Co., Inc.	142	12,497

Home Depot, Inc. (The) (a)	302	65,969

Lowe’s Cos., Inc.	287	34,344

O’Reilly Automotive, Inc. *	85	37,311

Ross Stores, Inc.	129	14,964

TJX Cos., Inc. (The)	448	27,384

		213,297

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc. (a)	593	174,215

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	497	50,345

Tobacco — 0.3%

Philip Morris International, Inc.	167	14,249

Total Common Stocks (Cost $3,451,051)		5,525,505

Short-Term Investments — 0.8%
Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $36,495)	36,484	36,495

Total Long Positions (Cost $3,487,546)		5,562,000

Short Positions — (25.0)%
Common Stocks — (25.0)%

Aerospace & Defense — (0.5)%

Boeing Co. (The)	(10)	(3,287)

Huntington Ingalls Industries, Inc.	(77)	(19,299)

		(22,586)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(142)	(11,110)

Expeditors International of Washington, Inc.	(111)	(8,698)

		(19,808)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(130)	(10,993)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Banks — (1.1)%

BancorpSouth Bank	(217)	(6,802)

Bank of Hawaii Corp.	(94)	(8,969)

Commerce Bancshares, Inc.	(127)	(8,643)

Fulton Financial Corp.	(185)	(3,217)

Old National Bancorp	(123)	(2,252)

People’s United Financial, Inc.	(419)	(7,077)

US Bancorp	(222)	(13,133)

		(50,093)

Biotechnology — (0.2)%

Amgen, Inc.	(34)	(8,097)

Building Products — (0.2)%

Johnson Controls International plc	(77)	(3,135)

Lennox International, Inc.	(21)	(5,019)

		(8,154)

Capital Markets — (0.1)%

CME Group, Inc.	(21)	(4,311)

Nasdaq, Inc.	(21)	(2,253)

		(6,564)

Chemicals — (0.8)%

Albemarle Corp.	(199)	(14,510)

Ecolab, Inc.	(89)	(17,083)

LyondellBasell Industries NV, Class A	(62)	(5,816)

		(37,409)

Communications Equipment — (0.6)%

Cisco Systems, Inc.	(290)	(13,901)

Juniper Networks, Inc.	(452)	(11,122)

		(25,023)

Containers & Packaging — (0.6)%

Avery Dennison Corp.	(18)	(2,315)

Ball Corp.	(110)	(7,131)

International Paper Co.	(240)	(11,047)

Sonoco Products Co.	(118)	(7,260)

		(27,753)

Electric Utilities — (0.7)%

Duke Energy Corp.	(174)	(15,897)

Eversource Energy	(53)	(4,517)

Exelon Corp.	(48)	(2,200)

Pinnacle West Capital Corp.	(114)	(10,262)

		(32,876)

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — (0.7)%

Acuity Brands, Inc.	(96)	(13,299)

Hubbell, Inc.	(63)	(9,285)

Rockwell Automation, Inc.	(41)	(8,406)

		(30,990)

Energy Equipment & Services — (0.9)%

Baker Hughes Co.	(316)	(8,100)

Halliburton Co.	(833)	(20,384)

National Oilwell Varco, Inc.	(187)	(4,696)

Schlumberger Ltd.	(213)	(8,559)

		(41,739)

Entertainment — (0.4)%

Activision Blizzard, Inc.	(74)	(4,412)

Spotify Technology SA *	(44)	(6,536)

Take-Two Interactive Software, Inc. *	(66)	(8,081)

		(19,029)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Apartment Investment & Management Co., Class A	(129)	(6,658)

Digital Realty Trust, Inc.	(47)	(5,682)

Duke Realty Corp.	(129)	(4,474)

Extra Space Storage, Inc.	(99)	(10,428)

Iron Mountain, Inc.	(384)	(12,247)

Kimco Realty Corp.	(539)	(11,168)

Public Storage	(20)	(4,259)

Realty Income Corp.	(192)	(14,160)

Simon Property Group, Inc.	(161)	(23,989)

Welltower, Inc.	(49)	(4,041)

		(97,106)

Food & Staples Retailing — (0.9)%

Kroger Co. (The)	(601)	(17,415)

Sysco Corp.	(55)	(4,668)

Walgreens Boots Alliance, Inc.	(299)	(17,634)

		(39,717)

Food Products — (0.2)%

Campbell Soup Co.	(139)	(6,866)

Hershey Co. (The)	(15)	(2,240)

		(9,106)

Health Care Equipment & Supplies — (0.3)%

Abbott Laboratories	(51)	(4,473)

Stryker Corp.	(47)	(9,927)

		(14,400)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Health Care Providers & Services — (1.1)%

AmerisourceBergen Corp.	(210)	(17,874)

Cardinal Health, Inc.	(265)	(13,398)

Henry Schein, Inc. *	(262)	(17,450)

		(48,722)

Hotels, Restaurants & Leisure — (0.6)%

Chipotle Mexican Grill, Inc. *	(14)	(11,957)

Choice Hotels International, Inc.	(45)	(4,627)

Marriott International, Inc., Class A	(16)	(2,472)

Starbucks Corp.	(73)	(6,418)

		(25,474)

Household Durables — (0.2)%

PulteGroup, Inc.	(112)	(4,337)

Toll Brothers, Inc.	(104)	(4,127)

		(8,464)

Household Products — (0.5)%

Clorox Co. (The)	(76)	(11,728)

Colgate-Palmolive Co.	(128)	(8,817)

		(20,545)

Industrial Conglomerates — (0.4)%

3M Co.	(94)	(16,536)

Insurance — (1.0)%

Aflac, Inc.	(125)	(6,620)

Everest Re Group Ltd.	(26)	(7,081)

Globe Life, Inc.	(70)	(7,414)

Marsh & McLennan Cos., Inc.	(82)	(9,124)

Travelers Cos., Inc. (The)	(81)	(11,100)

WR Berkley Corp.	(44)	(3,064)

		(44,403)

Internet & Direct Marketing Retail — (0.5)%

eBay, Inc.	(638)	(23,021)

IT Services — (1.0)%

Infosys Ltd., ADR (India)	(768)	(7,929)

Jack Henry & Associates, Inc.	(75)	(10,935)

Paychex, Inc.	(101)	(8,565)

Western Union Co. (The)	(651)	(17,422)

		(44,851)

Leisure Products — (0.1)%

Mattel, Inc. *	(377)	(5,112)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(8,718)

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	(9)	(7,153)

Waters Corp. *	(58)	(13,491)

		(29,362)

Machinery — (0.5)%

Donaldson Co., Inc.	(165)	(9,523)

Illinois Tool Works, Inc.	(67)	(12,055)

		(21,578)

Media — (1.1)%

AMC Networks, Inc., Class A *	(60)	(2,362)

Fox Corp., Class A	(443)	(16,412)

Interpublic Group of Cos., Inc. (The)	(513)	(11,854)

Omnicom Group, Inc.	(244)	(19,769)

		(50,397)

Multiline Retail — (0.2)%

Kohl’s Corp.	(79)	(4,019)

Macy’s, Inc.	(271)	(4,600)

		(8,619)

Multi-Utilities — (0.9)%

Dominion Energy, Inc.	(274)	(22,724)

DTE Energy Co.	(72)	(9,357)

Public Service Enterprise Group, Inc.	(104)	(6,127)

		(38,208)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(78)	(1,992)

Devon Energy Corp.	(418)	(10,848)

Enbridge, Inc. (Canada)	(498)	(19,823)

Exxon Mobil Corp.	(335)	(23,362)

Hess Corp.	(117)	(7,848)

HollyFrontier Corp.	(79)	(4,026)

Kinder Morgan, Inc.	(122)	(2,573)

Marathon Oil Corp.	(556)	(7,549)

Occidental Petroleum Corp.	(99)	(4,059)

Valero Energy Corp.	(48)	(4,494)

		(86,574)

Paper & Forest Products — (0.1)%

Domtar Corp.	(113)	(4,336)

Personal Products — 0.0% (d)

Coty, Inc., Class A	(165)	(1,856)

Professional Services — (0.4)%

Robert Half International, Inc.	(284)	(17,912)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Road & Rail — (0.2)%

JB Hunt Transport Services, Inc.	(36)	(4,229)

Werner Enterprises, Inc.	(125)	(4,548)

		(8,777)

Semiconductors & Semiconductor Equipment — (0.5)%

Intel Corp.	(272)	(16,267)

Qorvo, Inc. *	(21)	(2,455)

Universal Display Corp.	(11)	(2,280)

		(21,002)

Software — (0.7)%

Adobe, Inc. *	(22)	(7,107)

Citrix Systems, Inc.	(102)	(11,342)

Oracle Corp.	(115)	(6,104)

Splunk, Inc. *	(31)	(4,600)

		(29,153)

Specialty Retail — (0.2)%

Bed Bath & Beyond, Inc.	(281)	(4,856)

CarMax, Inc. *	(23)	(1,991)

		(6,847)

Technology Hardware, Storage & Peripherals — (0.9)%

Hewlett Packard Enterprise Co.	(252)	(4,004)

NetApp, Inc.	(69)	(4,276)

Seagate Technology plc	(330)	(19,612)

Western Digital Corp.	(164)	(10,432)

		(38,324)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(244)	(9,006)

Total Common Stocks (Proceeds $(1,127,282))		(1,110,522)

Total Short Positions (Proceeds $(1,127,282))		(1,110,522)

Total Investments — 100.4% (Cost $2,360,264)		4,451,478
Liabilities in Excess of Other Assets — (0.4)%		(17,092)

NET ASSETS — 100.0%		4,434,386

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,505,380,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	120	03/2020	USD	19,392	51

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 2.0%

Boeing Co. (The)	26	8,502

General Dynamics Corp.	177	31,135

Northrop Grumman Corp.	44	15,168

United Technologies Corp.	214	32,015

		86,820

Airlines — 0.4%

Delta Air Lines, Inc.	158	9,218

Southwest Airlines Co.	114	6,178

United Airlines Holdings, Inc. *	39	3,425

		18,821

Auto Components — 0.2%

Magna International, Inc. (Canada)	150	8,209

Automobiles — 0.3%

General Motors Co.	360	13,168

Banks — 4.5%

Bank of America Corp.	1,420	50,007

Citigroup, Inc.	790	63,074

Citizens Financial Group, Inc.	130	5,271

Fifth Third Bancorp	176	5,409

KeyCorp	1,140	23,077

Regions Financial Corp.	378	6,479

Truist Financial Corp.	176	9,931

Wells Fargo & Co.	651	35,033

		198,281

Beverages — 1.9%

Coca-Cola Co. (The)	973	53,873

Constellation Brands, Inc., Class A	116	22,025

PepsiCo, Inc.	36	4,984

		80,882

Biotechnology — 2.4%

AbbVie, Inc.	455	40,257

Alexion Pharmaceuticals, Inc. *	117	12,698

Amgen, Inc.	17	4,205

Biogen, Inc. *	61	18,230

Regeneron Pharmaceuticals, Inc. *	32	11,874

Vertex Pharmaceuticals, Inc.*	85	18,661

		105,925

Building Products — 0.3%

Masco Corp.	265	12,731

Capital Markets — 2.9%

Ameriprise Financial, Inc.	54	9,008

BlackRock, Inc.	19	9,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	369	17,559

Intercontinental Exchange, Inc.	347	32,079

MarketAxess Holdings, Inc.	4	1,565

Morgan Stanley	727	37,190

S&P Global, Inc.	55	14,971

State Street Corp.	55	4,335

		126,045

Chemicals — 2.0%

Celanese Corp.	114	14,008

Corteva, Inc.	346	10,229

Dow, Inc.	220	12,033

DuPont de Nemours, Inc.	174	11,195

Eastman Chemical Co.	236	18,702

Linde plc (United Kingdom)	63	13,339

LyondellBasell Industries NV, Class A	83	7,850

		87,356

Commercial Services & Supplies — 0.6%

Cintas Corp.	10	2,692

Waste Management, Inc.	200	22,771

		25,463

Communications Equipment — 0.3%

Cisco Systems, Inc.	194	9,315

Motorola Solutions, Inc.	16	2,615

		11,930

Consumer Finance — 1.5%

American Express Co.	233	29,016

Capital One Financial Corp.	280	28,823

Synchrony Financial	229	8,231

		66,070

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	148	10,726

Packaging Corp. of America	12	1,307

Westrock Co.	145	6,213

		18,246

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	65	1,529

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	320	72,494

Voya Financial, Inc.	30	1,854

		74,348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	62	2,419

Verizon Communications, Inc.	773	47,485

		49,904

Electric Utilities — 2.6%

Edison International	144	10,851

Entergy Corp.	248	29,652

FirstEnergy Corp.	74	3,601

NextEra Energy, Inc.	180	43,593

Southern Co. (The)	299	19,021

Xcel Energy, Inc.	122	7,750

		114,468

Electrical Equipment — 1.1%

Eaton Corp. plc	467	44,233

Emerson Electric Co.	57	4,347

		48,580

Entertainment — 1.3%

Electronic Arts, Inc. *	131	14,087

Netflix, Inc. *	92	29,879

Walt Disney Co. (The)	79	11,380

		55,346

Equity Real Estate Investment Trusts (REITs) — 2.2%

AvalonBay Communities, Inc.	66	13,746

Equinix, Inc.	28	16,133

Equity Residential	177	14,286

Federal Realty Investment Trust	60	7,785

Mid-America Apartment Communities, Inc.	50	6,575

Prologis, Inc.	230	20,519

Public Storage	17	3,721

Ventas, Inc.	145	8,352

VICI Properties, Inc.	146	3,740

		94,857

Food & Staples Retailing — 0.2%

Walmart, Inc.	88	10,434

Food Products — 1.1%

Conagra Brands, Inc.	82	2,806

General Mills, Inc.	258	13,795

Mondelez International, Inc., Class A	600	33,072

		49,673

Health Care Equipment & Supplies — 3.0%

Becton Dickinson and Co.	10	2,654

Boston Scientific Corp. *	740	33,457

Intuitive Surgical, Inc. *	13	7,755

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Medtronic plc	466	52,847

Zimmer Biomet Holdings, Inc.	224	33,511

		130,224

Health Care Providers & Services — 3.1%

Anthem, Inc.	96	28,998

Cigna Corp.	184	37,552

McKesson Corp.	45	6,168

UnitedHealth Group, Inc.	215	63,241

		135,959

Hotels, Restaurants & Leisure — 1.3%

Hilton Worldwide Holdings, Inc.	147	16,355

McDonald’s Corp.	50	9,838

Royal Caribbean Cruises Ltd.	34	4,573

Yum! Brands, Inc.	272	27,355

		58,121

Household Durables — 0.3%

Lennar Corp., Class A	247	13,760

Household Products — 1.1%

Kimberly-Clark Corp.	15	2,102

Procter & Gamble Co. (The)	368	45,988

		48,090

Industrial Conglomerates — 0.9%

Honeywell International, Inc.	228	40,299

Insurance — 2.1%

Allstate Corp. (The)	103	11,581

American International Group, Inc.	423	21,716

Arthur J Gallagher & Co.	46	4,391

Hartford Financial Services Group, Inc. (The)	387	23,535

Lincoln National Corp.	13	772

MetLife, Inc.	519	26,452

Progressive Corp. (The)	39	2,804

		91,251

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A *	60	79,939

Alphabet, Inc., Class C *	55	73,322

Facebook, Inc., Class A *	284	58,209

		211,470

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	79	145,926

Booking Holdings, Inc. *	3	5,428

Expedia Group, Inc.	167	18,069

		169,423

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.2%

Accenture plc, Class A	101	21,216

Automatic Data Processing, Inc.	280	47,742

Fiserv, Inc. *	133	15,415

International Business Machines Corp.	55	7,338

Leidos Holdings, Inc.	139	13,597

Mastercard, Inc., Class A	286	85,309

PayPal Holdings, Inc. *	473	51,218

Visa, Inc., Class A	165	31,022

		272,857

Leisure Products — 0.1%

Hasbro, Inc.	50	5,327

Life Sciences Tools & Services — 1.2%

Illumina, Inc. *	24	8,033

Thermo Fisher Scientific, Inc.	138	44,836

		52,869

Machinery — 2.2%

Caterpillar, Inc.	43	6,342

Cummins, Inc.	117	20,962

Deere & Co.	48	8,403

Ingersoll-Rand plc	128	17,007

Parker-Hannifin Corp.	107	22,121

Snap-on, Inc.	38	6,515

Stanley Black & Decker, Inc.	96	15,904

		97,254

Media — 3.3%

Altice USA, Inc., Class A *	255	6,979

Charter Communications, Inc., Class A *	90	43,591

Comcast Corp., Class A	1,471	66,169

Discovery, Inc., Class A *	357	11,702

Discovery, Inc., Class C *	390	11,899

ViacomCBS, Inc.	49	2,062

		142,402

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	211	2,767

Newmont Goldcorp Corp.	76	3,322

		6,089

Multiline Retail — 0.2%

Target Corp.	65	8,385

Multi-Utilities — 0.7%

CMS Energy Corp.	341	21,416

Sempra Energy	63	9,519

		30,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.3%

Chevron Corp.	511	61,534

Diamondback Energy, Inc.	163	15,101

EOG Resources, Inc.	368	30,824

Exxon Mobil Corp.	130	9,088

Marathon Petroleum Corp.	409	24,639

ONEOK, Inc.	319	24,143

Pioneer Natural Resources Co.	151	22,862

		188,191

Pharmaceuticals — 4.5%

Allergan plc	48	9,103

Bristol-Myers Squibb Co.	620	39,782

Eli Lilly & Co.	235	30,830

Johnson & Johnson	312	45,449

Merck & Co., Inc.	595	54,146

Pfizer, Inc.	474	18,559

		197,869

Road & Rail — 1.5%

Kansas City Southern	33	4,997

Lyft, Inc., Class A *	59	2,530

Norfolk Southern Corp.	199	38,565

Union Pacific Corp.	118	21,307

		67,399

Semiconductors & Semiconductor Equipment — 4.7%

Advanced Micro Devices, Inc. *	605	27,723

Analog Devices, Inc.	327	38,812

Intel Corp.	119	7,132

NVIDIA Corp.	143	33,692

NXP Semiconductors NV (Netherlands)	216	27,514

Teradyne, Inc.	228	15,550

Texas Instruments, Inc.	417	53,472

		203,895

Software — 7.1%

Intuit, Inc.	122	31,981

Microsoft Corp.	1,512	238,412

salesforce.com, Inc. *	250	40,665

		311,058

Specialty Retail — 4.0%

AutoZone, Inc. *	24	28,920

Best Buy Co., Inc.	273	23,986

Home Depot, Inc. (The)	201	43,822

Lowe’s Cos., Inc.	282	33,831

O’Reilly Automotive, Inc. *	23	9,868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Ross Stores, Inc.	117	13,648

TJX Cos., Inc. (The)	329	20,111

		174,186

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	756	222,029

HP, Inc.	539	11,076

		233,105

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	337	34,093

Ralph Lauren Corp.	43	5,033

		39,126

Tobacco — 1.3%

Altria Group, Inc.	313	15,617

Philip Morris International, Inc.	505	42,936

		58,553

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. *	67	5,237

Total Common Stocks (Cost $2,883,052)		4,352,420

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $35,070)	35,059	35,070

Total Investments — 100.0% (Cost $2,918,122)		4,387,490
Other Assets Less Liabilities — 0.0% (a)		1,424

NET ASSETS — 100.0%		4,388,914

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	198	03/2020	USD	31,997	786

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$102,388		$30,648,795	$112,814
Investments in affiliates, at value	890		821,261	3,015
Cash	3		1,264	—	(a)
Receivables:
Investment securities sold	—		—	3,535
Fund shares sold	11		51,246	330
Dividends from non-affiliates	56		61,610	475
Dividends from affiliates	—	(a)	40	—	(a)
Securities lending income (See Note 2.E.)	—	(a)	—	—
Due from adviser	—		—	11
Other assets	—		311	20

Total Assets	103,348		31,584,527	120,200

LIABILITIES:
Payables:
Distributions	—		—	—	(a)
Investment securities purchased	—		—	5,038
Fund shares redeemed	—	(a)	53,996	192
Accrued liabilities:
Investment advisory fees	34		10,372	—
Administration fees	—		1,264	—
Distribution fees	3		1,869	2
Service fees	16		3,675	23
Custodian and accounting fees	6		66	6
Trustees’ and Chief Compliance Officer’s fees	—		5	—
Audit fees	11		14	17
Printing and mailing costs	43		421	2
Other	3		123	3

Total Liabilities	116		71,805	5,283

Net Assets	$103,232		$31,512,722	$114,917

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$66,689	$23,670,124	$113,257
Total distributable earnings (loss)	36,543	7,842,598	1,660

Total Net Assets	$103,232	$31,512,722	$114,917

Net Assets:
Class A	$6,054	$3,757,325	$3,079
Class C	3,437	1,612,057	2,257
Class I	65,026	11,313,846	109,511
Class R2	—	96,140	—
Class R3	—	185,019	—
Class R4	—	91,668	—
Class R5	—	1,582,869	22
Class R6	28,715	12,873,798	48

Total	$103,232	$31,512,722	$114,917

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	218	196,738	202
Class C	130	86,194	148
Class I	2,303	581,838	7,199
Class R2	—	5,059	—
Class R3	—	9,696	—
Class R4	—	4,717	—
Class R5	—	81,341	2
Class R6	1,023	662,062	3

Net Asset Value (a):
Class A — Redemption price per share	$27.75	$19.10	$15.21
Class C — Offering price per share (b)	26.53	18.70	15.21
Class I — Offering and redemption price per share	28.24	19.45	15.21
Class R2 — Offering and redemption price per share	—	19.00	—
Class R3 — Offering and redemption price per share	—	19.08	—
Class R4 — Offering and redemption price per share	—	19.43	—
Class R5 — Offering and redemption price per share	—	19.46	15.21
Class R6 — Offering and redemption price per share	28.06	19.45	15.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.29	$20.16	$16.05

Cost of investments in non-affiliates	$69,121	$22,798,429	$105,061
Cost of investments in affiliates	890	821,266	3,015

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$761,255		$6,636,855		$17,101,315
Investments in affiliates, at value	14,492		209,467		553,858
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	—		—		436,574
Options purchased, at value	—		82,160		—
Cash	35		—	(a)	909
Deposits at broker for futures contracts	—		7,198		—
Receivables:
Investment securities sold	—		432,154		6,332
Fund shares sold	476		31,874		33,688
Dividends from non-affiliates	1,143		6,150		13,849
Dividends from affiliates	1		181		27
Tax reclaims	—		8		—
Securities lending income (See Note 2.E.)	—		—		440
Variation margin on futures contracts	—		1,204		—
Other assets	—		—		151

Total Assets	777,402		7,407,251		18,147,143

LIABILITIES:
Payables:
Investment securities purchased	—		608,899		5,207
Collateral received on securities loaned (See Note 2.E.)	—		—		436,574
Fund shares redeemed	355		6,644		70,858
Outstanding options written, at fair value	—		81,120		—
Accrued liabilities:
Investment advisory fees	226		1,373		5,798
Administration fees	28		418		446
Distribution fees	141		219		968
Service fees	132		1,270		1,769
Custodian and accounting fees	7		21		52
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		1
Audit fees	13		23		11
Printing and mailing costs	15		14		326
Other	72		101		119

Total Liabilities	989		700,103		522,129

Net Assets	$776,413		$6,707,148		$17,625,014

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$497,737	$6,117,269	$10,235,996
Total distributable earnings (loss)	278,676	589,879	7,389,018

Total Net Assets	$776,413	$6,707,148	$17,625,014

Net Assets:
Class A	$581,403	$447,853	$2,628,093
Class C	30,821	202,505	545,054
Class I	101,118	5,471,480	4,902,532
Class R2	784	—	127,068
Class R3	26	—	69,905
Class R4	87	—	23,714
Class R5	69	2,437	735,659
Class R6	62,105	582,873	8,592,989

Total	$776,413	$6,707,148	$17,625,014

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,806	21,132	65,775
Class C	643	9,616	18,448
Class I	1,774	257,499	120,654
Class R2	15	—	3,324
Class R3	1	—	1,739
Class R4	1	—	584
Class R5	1	115	17,653
Class R6	1,082	27,374	204,452

Net Asset Value (a):
Class A — Redemption price per share	$53.81	$21.19	$39.96
Class C — Offering price per share (b)	47.96	21.06	29.55
Class I — Offering and redemption price per share	56.99	21.25	40.63
Class R2 — Offering and redemption price per share	53.90	—	38.23
Class R3 — Offering and redemption price per share	56.95	—	40.21
Class R4 — Offering and redemption price per share	56.97	—	40.58
Class R5 — Offering and redemption price per share	57.40	21.29	41.67
Class R6 — Offering and redemption price per share	57.42	21.29	42.03
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$56.79	$22.36	$42.17

Cost of investments in non-affiliates	$483,946	$5,437,210	$10,169,143
Cost of investments in affiliates	14,492	209,467	553,858
Cost of options purchased	—	82,285	—
Investment securities on loan, at value (See Note 2.E.)	—	—	426,730
Cost of investment of cash collateral (See Note 2.E.)	—	—	436,573
Premiums received from options written	—	80,766	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,590,503	$15,612,692	$5,525,505	$4,352,420
Investments in affiliates, at value	28,867	99,207	36,495	35,070
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	19,944	42,166	—	—
Cash	35	252	128	53
Deposits at broker for futures contracts	—	48	956	2,413
Deposits at broker for securities sold short	—	—	100	—
Receivables:
Investment securities sold	—	36,538	—	16,909
Fund shares sold	556	12,116	1,711	2,267
Dividends from non-affiliates	3,192	11,022	4,137	3,938
Dividends from affiliates	1	5	2	2
Tax reclaims	—	—	—	5
Securities lending income (See Note 2.E.)	4	8	—	—
Variation margin on futures contracts	—	500	52	—

Total Assets	1,643,102	15,814,554	5,569,086	4,413,077

LIABILITIES:
Payables:
Due to broker for securities sold short	—	—	100	—
Securities sold short, at value	—	—	1,110,522	—
Dividend expense to non-affiliates on securities sold short	—	—	1,922	—
Investment securities purchased	1,612	53,957	—	16,424
Interest expense to non-affiliates on securities sold short	—	—	529	—
Collateral received on securities loaned (See Note 2.E.)	19,944	42,166	—	—
Fund shares redeemed	2,417	37,042	17,946	5,509
Variation margin on futures contracts	—	—	—	926
Accrued liabilities:
Investment advisory fees	485	4,950	2,390	718
Administration fees	66	686	221	147
Distribution fees	93	686	157	43
Service fees	127	921	470	68
Custodian and accounting fees	13	70	71	30
Trustees’ and Chief Compliance Officer’s fees	1	2	—	—	(a)
Audit fees	12	11	11	11
Printing and mailing costs	111	616	242	207
Other	42	210	119	80

Total Liabilities	24,923	141,317	1,134,700	24,163

Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,413,811	$10,946,602	$2,221,567	$2,399,908
Total distributable earnings (loss)	204,368	4,726,635	2,212,819	1,989,006

Total Net Assets	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Net Assets:
Class A	$242,687	$1,786,452	$455,766	$202,118
Class C	51,413	292,353	87,987	—
Class I	291,699	1,042,532	3,093,045	228,045
Class L	—	1,497,427	—	413,326
Class R2	22,357	231,835	5,524	—
Class R3	21	118,363	—	—
Class R4	14,393	23,449	—	—
Class R5	28,996	857,446	85,829	—
Class R6	966,613	9,823,380	706,235	3,545,425

Total	$1,618,179	$15,673,237	$4,434,386	$4,388,914

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,654	111,327	18,779	7,434
Class C	3,468	18,937	3,921	—
Class I	19,164	64,725	125,249	8,295
Class L	—	92,800	—	15,062
Class R2	1,456	14,605	238	—
Class R3	1	7,404	—	—
Class R4	928	1,458	—	—
Class R5	1,885	53,120	3,454	—
Class R6	63,265	607,251	28,465	129,123

Net Asset Value (a):
Class A — Redemption price per share	$15.50	$16.05	$24.27	$27.19
Class C — Offering price per share (b)	14.82	15.44	22.44	—
Class I — Offering and redemption price per share	15.22	16.11	24.70	27.49
Class L — Offering and redemption price per share	—	16.14	—	27.44
Class R2 — Offering and redemption price per share	15.36	15.87	23.28	—
Class R3 — Offering and redemption price per share	15.21	15.99	—	—
Class R4 — Offering and redemption price per share	15.51	16.08	—	—
Class R5 — Offering and redemption price per share	15.38	16.14	24.85	—
Class R6 — Offering and redemption price per share	15.28	16.18	24.81	27.46
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.36	$16.94	$25.61	$28.70

Cost of investments in non-affiliates	$1,369,463	$10,858,741	$3,451,051	$2,883,052
Cost of investments in affiliates	28,867	99,206	36,495	35,070
Investment securities on loan, at value (See Note 2.E.)	19,448	41,689	—	—
Cost of investment of cash collateral (See Note 2.E.)	19,944	42,165	—	—
Proceeds from securities sold short	—	—	1,127,282	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$2,434
Interest income from affiliates	—	(a)	—	4
Dividend income from non-affiliates	833		357,429	742
Dividend income from affiliates	27		9,387	6
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	—

Total investment income	860		366,816	3,186

EXPENSES:
Investment advisory fees	274		54,457	95
Administration fees	40		7,339	29
Distribution fees:
Class A	7		4,380	2
Class C	12		5,628	3
Class R2	—		238	—
Class R3	—		197	—
Service fees:
Class A	7		4,380	2
Class C	4		1,876	1
Class I	88		12,573	92
Class R2	—		119	—
Class R3	—		197	—
Class R4	—		105	—
Class R5	—		747	—	(a)
Custodian and accounting fees	12		324	23
Interest expense to affiliates	—		—	—	(a)
Professional fees	27		151	49
Trustees’ and Chief Compliance Officer’s fees	13		64	13
Printing and mailing costs	25		636	13
Registration and filing fees	35		298	76
Transfer agency fees (See Note 2.J.)	3		436	—	(a)
Offering costs (See Note 2.H.)	—		—	5
Other	3		150	6

Total expenses	550		94,295	409

Less fees waived	(116)		(642)	(120)
Less expense reimbursements	—		—	(58)

Net expenses	434		93,653	231

Net investment income (loss)	426		273,163	2,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,456		370,332	(2,649)
Investments in affiliates	—	(a)	(25)	—	(a)

Net realized gain (loss)	7,456		370,307	(2,649)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,499		1,913,828	4,470
Investments in affiliates	—	(a)	(86)	—	(a)

Change in net unrealized appreciation/depreciation	1,499		1,913,742	4,470

Net realized/unrealized gains (losses)	8,955		2,284,049	1,821

Change in net assets resulting from operations	$9,381		$2,557,212	$4,776

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	$—
Interest income from affiliates	—	(a)	—	— (a)
Dividend income from non-affiliates	8,406		52,431	77,969
Dividend income from affiliates	177		1,121	4,453
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	2,190

Total investment income	8,583		53,552	84,612

EXPENSES:
Investment advisory fees	1,386		7,378	38,032
Administration fees	260		2,213	5,441
Distribution fees:
Class A	653		450	3,210
Class C	104		676	1,978
Class R2	—	(a)	—	337
Class R3	—	(a)	—	69
Service fees:
Class A	653		450	3,210
Class C	35		226	659
Class I	120		6,069	5,928
Class R2	—	(a)	—	169
Class R3	—	(a)	—	69
Class R4	—	(a)	—	18
Class R5	—	(a)	1	355
Custodian and accounting fees	19		147	212
Interest expense to affiliates	—		1	4
Professional fees	31		73	107
Trustees’ and Chief Compliance Officer’s fees	14		24	44
Printing and mailing costs	23		102	357
Registration and filing fees	74		247	169
Transfer agency fees (See Note 2.J.)	109		42	288
Other	8		39	94

Total expenses	3,489		18,138	60,750

Less fees waived	(411)		(133)	(8,486)
Less expense reimbursements	(1)		—	—

Net expenses	3,077		18,005	52,264

Net investment income (loss)	5,506		35,547	32,348

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,253		12,770	1,359,618
Investments in affiliates	(1)		—	(62)
Options purchased	—		(180,143)	—
Futures contracts	—		7,538	—
Options written	—		(170,079)	—

Net realized gain (loss)	5,252		(329,914)	1,359,556

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	64,293		614,057	(27,840)
Options purchased	(1)		1,486	(43)
Futures contracts	—		(173)	—
Options written	—		993	—

Change in net unrealized appreciation/depreciation	64,292		616,363	(27,883)

Net realized/unrealized gains (losses)	69,544		286,449	1,331,673

Change in net assets resulting from operations	$75,050		$321,996	$1,364,021

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$33	$29	$22
Interest income from affiliates	—		— (a)	2	— (a)
Dividend income from non-affiliates	16,168		115,050	47,666	43,489
Dividend income from affiliates	336		1,432	830	498
Income from securities lending (net) (See Note 2.E.)	16		64	—	—

Total investment income	16,520		116,579	48,527	44,009

EXPENSES:
Investment advisory fees	3,123		29,687	16,666	6,168
Administration fees	586		5,001	1,892	1,850
Distribution fees:
Class A	304		2,045	657	254
Class C	194		1,072	369	—
Class R2	54		601	13	—
Class R3	—	(a)	145	—	—
Service fees:
Class A	304		2,045	657	254
Class C	65		357	123	—
Class I	384		1,314	4,485	279
Class L	—		745	—	208
Class R2	27		301	6	—
Class R3	—	(a)	145	—	—
Class R4	17		28	—	—
Class R5	15		418	49	—
Custodian and accounting fees	30		214	164	86
Interest expense to affiliates	—		1	4	— (a)
Professional fees	36		106	65	62
Trustees’ and Chief Compliance Officer’s fees	16		41	23	23
Printing and mailing costs	82		366	112	52
Registration and filing fees	88		163	101	56
Transfer agency fees (See Note 2.J.)	62		226	64	47
Dividend expense to non-affiliates on securities sold short	—		—	16,341	—
Interest expense to non-affiliates on securities sold short	—		—	3,400	—
Other	16		118	41	45

Total expenses	5,403		45,139	45,232	9,384

Less fees waived	(628)		(3,241)	(3,629)	(2,544)
Less expense reimbursements	(11)		(45)	(2)	(23)

Net expenses	4,764		41,853	41,601	6,817

Net investment income (loss)	11,756		74,726	6,926	37,192

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,996		568,241	957,562	781,055
Investments in affiliates	2		(45)	(1)	(3)
Futures contracts	—		5,807	(10,319)	5,028
Securities sold short	—		—	(18,749)	—

Net realized gain (loss)	39,998		574,003	928,493	786,080

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	111,975		951,469	(424,821)	(362,657)
Investments in affiliates	(1)		(8)	(2)	(4)
Futures contracts	—		96	207	150
Securities sold short	—		—	(61,025)	—

Change in net unrealized appreciation/depreciation	111,974		951,557	(485,641)	(362,511)

Net realized/unrealized gains (losses)	151,972		1,525,560	442,852	423,569

Change in net assets resulting from operations	$163,728		$1,600,286	$449,778	$460,761

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$426	$1,021	$273,163	$417,629
Net realized gain (loss)	7,456	25,683	370,307	261,966
Change in net unrealized appreciation/depreciation	1,499	(16,976)	1,913,742	1,549,963

Change in net assets resulting from operations	9,381	9,728	2,557,212	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(67,596)	(140,305)
Class C	(540)	(399)	(25,948)	(57,794)
Class I	(10,258)	(14,230)	(208,819)	(356,669)
Class R2	—	—	(1,670)	(3,859)
Class R3	—	—	(3,163)	(5,148)
Class R4	—	—	(1,746)	(1,500)
Class R5	—	—	(31,075)	(59,529)
Class R6 (a)	(4,735)	(2)	(243,011)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(583,028)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,518	(140,958)	5,876,091	5,113,722

NET ASSETS:
Change in net assets	(3,596)	(146,542)	7,850,275	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$103,232	$106,828	$31,512,722	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,955	$3,239	$5,506	$11,130
Net realized gain (loss)	(2,649)	(3,432)	5,252	16,767
Change in net unrealized appreciation/depreciation	4,470	3,283	64,292	12,931

Change in net assets resulting from operations	4,776	3,090	75,050	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(48)	(2)	(15,684)	(28,923)
Class C	(26)	(1)	(858)	(1,489)
Class I	(2,891)	(3,249)	(2,700)	(5,085)
Class R2	—	—	(10)	(6)
Class R3	—	—	— (b)	(1)
Class R4	—	—	(3)	(1)
Class R5	(1)	(1)	(2)	(3)
Class R6	(1)	(1)	(1,633)	(2,303)

Total distributions to shareholders	(2,967)	(3,254)	(20,890)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,875	54,397	69,750	38,723

NET ASSETS:
Change in net assets	60,684	54,233	123,910	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$114,917	$54,233	$776,413	$652,503

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,547	$44,889	$32,348	$9,977
Net realized gain (loss)	(329,914)	(199,259)	1,359,556	2,059,616
Change in net unrealized appreciation/depreciation	616,363	377,249	(27,883)	(142,274)

Change in net assets resulting from operations	321,996	222,879	1,364,021	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,000)	(2,575)	(307,305)	(290,662)
Class C	(488)	(707)	(82,111)	(80,926)
Class I	(30,992)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(16)	(7)	(83,447)	(94,352)
Class R6	(3,997)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(37,493)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,366,839	2,447,975	2,380,142	1,405,460

NET ASSETS:
Change in net assets	1,651,342	2,627,414	1,712,404	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$6,707,148	$5,055,806	$17,625,014	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,756	$24,256	$74,726	$163,804
Net realized gain (loss)	39,998	(38,069)	574,003	1,320,157
Change in net unrealized appreciation/depreciation	111,974	29,360	951,557	(180,336)

Change in net assets resulting from operations	163,728	15,547	1,600,286	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,635)	(14,350)	(155,782)	(145,610)
Class C	(235)	(4,699)	(25,985)	(34,523)
Class I	(2,440)	(26,304)	(93,295)	(176,401)
Class L	—	—	(135,175)	(197,302)
Class R2	(122)	(1,479)	(21,355)	(28,317)
Class R3 (a)	— (b)	(1)	(10,771)	(10,133)
Class R4 (a)	(109)	(93)	(2,054)	(1,931)
Class R5	(265)	(2,258)	(76,605)	(104,750)
Class R6	(8,653)	(70,128)	(873,258)	(936,749)

Total distributions to shareholders	(13,459)	(119,312)	(1,394,280)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	56,782	(137,459)	1,165,734	(424,509)

NET ASSETS:
Change in net assets	207,051	(241,224)	1,371,740	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,618,179	$1,411,128	$15,673,237	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,926	$33,620	$37,192	$100,475
Net realized gain (loss)	928,493	962,925	786,080	517,266
Change in net unrealized appreciation/depreciation	(485,641)	(561,494)	(362,511)	(24,892)

Change in net assets resulting from operations	449,778	435,051	460,761	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,006)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(22,697)	(27,285)
Class L	—	—	(42,811)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(441,704)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(528,218)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,259,444)	(1,932,512)	(1,358,975)	(774,687)

NET ASSETS:
Change in net assets	(1,984,622)	(2,609,615)	(1,426,432)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$4,434,386	$6,419,008	$4,388,914	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,030	$2,435	$566,709	$755,202
Distributions reinvested	962	681	64,152	133,800
Cost of shares redeemed	(1,002)	(1,458)	(396,842)	(824,132)

Change in net assets resulting from Class A capital transactions	$990	$1,658	$234,019	$64,870

Class C
Proceeds from shares issued	$200	$529	$181,600	$284,340
Distributions reinvested	540	399	22,635	51,095
Cost of shares redeemed	(133)	(688)	(130,776)	(286,413)

Change in net assets resulting from Class C capital transactions	$607	$240	$73,459	$49,022

Class I
Proceeds from shares issued	$2,613	$23,367	$2,232,308	$3,482,287
Distributions reinvested	10,183	14,130	187,365	318,091
Cost of shares redeemed	(19,252)	(198,184)	(836,297)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(6,456)	$(160,687)	$1,583,376	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$11,265	$30,350
Distributions reinvested	—	—	1,594	3,484
Cost of shares redeemed	—	—	(16,651)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(3,792)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$53,820	$64,756
Distributions reinvested	—	—	2,730	4,644
Cost of shares redeemed	—	—	(20,123)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$36,427	$39,328

Class R4
Proceeds from shares issued	$—	$—	$30,272	$57,970
Distributions reinvested	—	—	1,746	1,500
Cost of shares redeemed	—	—	(13,104)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$18,914	$39,168

Class R5
Proceeds from shares issued	$—	$—	$222,723	$460,008
Distributions reinvested	—	—	29,711	55,745
Cost of shares redeemed	—	—	(196,028)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$56,406	$242,227

Class R6 (a)
Proceeds from shares issued	$5,917	$40,177	$4,470,610	$3,362,596
Distributions reinvested	4,735	2	232,737	292,441
Cost of shares redeemed	(2,275)	(22,348)	(826,065)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$8,377	$17,831	$3,877,282	$2,473,170

Total change in net assets resulting from capital transactions	$3,518	$(140,958)	$5,876,091	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	34	81	31,219	44,333
Reinvested	35	25	3,437	8,045
Redeemed	(34)	(51)	(21,757)	(48,297)

Change in Class A Shares	35	55	12,899	4,081

Class C
Issued	8	18	10,144	17,076
Reinvested	21	15	1,235	3,143
Redeemed	(5)	(25)	(7,333)	(17,081)

Change in Class C Shares	24	8	4,046	3,138

Class I
Issued	83	726	120,287	201,387
Reinvested	366	511	9,862	18,776
Redeemed	(626)	(6,421)	(45,088)	(93,029)

Change in Class I Shares	(177)	(5,184)	85,061	127,134

Class R2
Issued	—	—	622	1,779
Reinvested	—	—	86	211
Redeemed	—	—	(917)	(1,521)

Change in Class R2 Shares	—	—	(209)	469

Class R3
Issued	—	—	2,950	3,784
Reinvested	—	—	146	280
Redeemed	—	—	(1,099)	(1,796)

Change in Class R3 Shares	—	—	1,997	2,268

Class R4
Issued	—	—	1,655	3,364
Reinvested	—	—	92	88
Redeemed	—	—	(703)	(1,151)

Change in Class R4 Shares	—	—	1,044	2,301

Class R5
Issued	—	—	11,953	26,643
Reinvested	—	—	1,565	3,283
Redeemed	—	—	(10,525)	(15,716)

Change in Class R5 Shares	—	—	2,993	14,210

Class R6 (a)
Issued	197	1,490	241,104	192,820
Reinvested	171	— (b)	12,240	17,229
Redeemed	(78)	(757)	(44,207)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	290	733	209,137	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,045	$123		$65,475	$48,540
Distributions reinvested	47	2		15,273	28,106
Cost of shares redeemed	(174)	—	(b)	(30,916)	(63,999)

Change in net assets resulting from Class A capital transactions	$2,918	$125		$49,832	$12,647

Class C
Proceeds from shares issued	$2,201	$20		$4,470	$8,554
Distributions reinvested	26	1		713	1,282
Cost of shares redeemed	(16)	—		(2,434)	(6,924)

Change in net assets resulting from Class C capital transactions	$2,211	$21		$2,749	$2,912

Class I
Proceeds from shares issued	$51,725	$51,120		$12,261	$37,640
Distributions reinvested	2,888	3,248		2,446	4,589
Cost of shares redeemed	(894)	(159)		(15,591)	(26,157)

Change in net assets resulting from Class I capital transactions	$53,719	$54,209		$(884)	$16,072

Class R2
Proceeds from shares issued	$—	$—		$681	$66
Distributions reinvested	—	—		10	6
Cost of shares redeemed	—	—		(33)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$658	$69

Class R3
Distributions reinvested	$—	$—		$—	$1

Change in net assets resulting from Class R3 capital transactions	$—	$—		$—	$1

Class R4
Proceeds from shares issued	$—	$—		$58	$—
Distributions reinvested	—	—		3	1

Change in net assets resulting from Class R4 capital transactions	$—	$—		$61	$1

Class R5
Proceeds from shares issued	$—	$20		$24	$30
Distributions reinvested	1	1		2	3
Cost of shares redeemed	—	—		(35)	(3)

Change in net assets resulting from Class R5 capital transactions	$1	$21		$(9)	$30

Class R6
Proceeds from shares issued	$25	$20		$20,493	$12,212
Distributions reinvested	1	1		1,571	2,197
Cost of shares redeemed	—	—		(4,721)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$26	$21		$17,343	$6,991

Total change in net assets resulting from capital transactions	$58,875	$54,397		$69,750	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019 (a)		Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	203	8		1,275		987
Reinvested	3	—	(b)	288		606
Redeemed	(12)	—	(b)	(601)		(1,316)

Change in Class A Shares	194	8		962		277

Class C
Issued	146	1		98		198
Reinvested	2	—	(b)	15		31
Redeemed	(1)	—		(54)		(158)

Change in Class C Shares	147	1		59		71

Class I
Issued	3,443	3,410		226		736
Reinvested	191	225		44		93
Redeemed	(59)	(11)		(289)		(519)

Change in Class I Shares	3,575	3,624		(19)		310

Class R2
Issued	—	—		14		1
Reinvested	—	—		—	(b)	—	(b)
Redeemed	—	—		(1)		—	(b)

Change in Class R2 Shares	—	—		13		1

Class R3
Reinvested	—	—		—	(b)	1

Change in Class R3 Shares	—	—		—	(b)	1

Class R4
Issued	—	—		—	(b)	—
Reinvested	—	—		—	(b)	1

Change in Class R4 Shares	—	—		—	(b)	1

Class R5
Issued	—	1		—	(b)	—	(b)
Reinvested	1	—	(b)	—	(b)	—	(b)
Redeemed	—	—		—	(b)	—	(b)

Change in Class R5 Shares	1	1		—	(b)	—	(b)

Class R6
Issued	2	1		364		235
Reinvested	— (b)	—	(b)	28		44
Redeemed	—	—		(85)		(144)

Change in Class R6 Shares	2	1		307		135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,642	$200,515	$440,559	$565,602
Distributions reinvested	1,995	2,559	290,772	268,247
Cost of shares redeemed	(60,130)	(196,149)	(463,479)	(848,901)

Change in net assets resulting from Class A capital transactions	$134,507	$6,925	$267,852	$(15,052)

Class C
Proceeds from shares issued	$50,992	$98,773	$64,791	$101,496
Distributions reinvested	487	705	64,738	64,190
Cost of shares redeemed	(16,221)	(27,734)	(60,807)	(162,510)

Change in net assets resulting from Class C capital transactions	$35,258	$71,744	$68,722	$3,176

Class I
Proceeds from shares issued	$1,617,324	$3,264,704	$731,060	$1,278,824
Distributions reinvested	29,691	34,623	522,530	499,924
Cost of shares redeemed	(623,876)	(1,180,493)	(857,965)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$1,023,139	$2,118,834	$395,625	$251,945

Class R2
Proceeds from shares issued	$—	$—	$19,335	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(38,376)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(5,057)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$30,182	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(6,729)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$27,473	$37,045

Class R4
Proceeds from shares issued	$—	$—	$12,450	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(837)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$14,163	$4,420

Class R5
Proceeds from shares issued	$526	$1,826	$85,094	$171,763
Distributions reinvested	16	7	78,312	89,822
Cost of shares redeemed	(102)	(105)	(103,810)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$440	$1,728	$59,596	$(89,777)

Class R6
Proceeds from shares issued	$252,106	$295,474	$1,390,862	$1,840,965
Distributions reinvested	1,415	978	931,375	723,675
Cost of shares redeemed	(80,026)	(47,708)	(770,469)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$173,495	$248,744	$1,551,768	$1,231,073

Total change in net assets resulting from capital transactions	$1,366,839	$2,447,975	$2,380,142	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	9,311	10,234	10,459	14,213
Reinvested	96	131	7,477	7,726
Redeemed	(2,918)	(10,028)	(11,077)	(21,501)

Change in Class A Shares	6,489	337	6,859	438

Class C
Issued	2,499	5,092	2,069	3,322
Reinvested	23	37	2,250	2,388
Redeemed	(795)	(1,432)	(1,898)	(5,303)

Change in Class C Shares	1,727	3,697	2,421	407

Class I
Issued	78,497	166,589	17,171	31,957
Reinvested	1,422	1,758	13,208	14,219
Redeemed	(30,241)	(60,565)	(20,218)	(38,672)

Change in Class I Shares	49,678	107,782	10,161	7,504

Class R2
Issued	—	—	481	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(956)	(2,227)

Change in Class R2 Shares	—	—	(99)	(385)

Class R3
Issued	—	—	717	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(159)	(148)

Change in Class R3 Shares	—	—	661	917

Class R4
Issued	—	—	287	139
Reinvested	—	—	64	23
Redeemed	—	—	(20)	(47)

Change in Class R4 Shares	—	—	331	115

Class R5
Issued	26	92	1,949	4,109
Reinvested	1	— (a)	1,927	2,499
Redeemed	(5)	(5)	(2,396)	(8,504)

Change in Class R5 Shares	22	87	1,480	(1,896)

Class R6
Issued	12,258	15,045	31,705	44,475
Reinvested	68	49	22,702	19,983
Redeemed	(3,880)	(2,420)	(17,595)	(32,490)

Change in Class R6 Shares	8,446	12,674	36,812	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,854	$38,199	$262,797	$668,701
Distributions reinvested	1,609	13,929	148,528	132,720
Cost of shares redeemed	(47,390)	(120,946)	(202,139)	(561,909)

Change in net assets resulting from Class A capital transactions	$66,073	$(68,818)	$209,186	$239,512

Class C
Proceeds from shares issued	$1,942	$12,245	$13,885	$47,501
Distributions reinvested	228	4,589	24,646	32,837
Cost of shares redeemed	(10,521)	(26,332)	(38,858)	(81,416)

Change in net assets resulting from Class C capital transactions	$(8,351)	$(9,498)	$(327)	$(1,078)

Class I
Proceeds from shares issued	$72,322	$180,351	$71,297	$408,617
Distributions reinvested	2,429	26,175	90,021	171,208
Cost of shares redeemed	(112,847)	(258,184)	(253,903)	(922,817)

Change in net assets resulting from Class I capital transactions	$(38,096)	$(51,658)	$(92,585)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$98,934	$340,083
Distributions reinvested	—	—	119,013	166,869
Cost of shares redeemed	—	—	(295,323)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(77,376)	$(68,189)

Class R2
Proceeds from shares issued	$1,314	$9,456	$13,067	$31,183
Distributions reinvested	114	1,316	20,726	26,663
Cost of shares redeemed	(2,615)	(4,971)	(49,430)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,187)	$5,801	$(15,637)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$14,561	$53,558
Distributions reinvested	— (b)	1	9,724	9,047
Cost of shares redeemed	—	—	(19,357)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$4,928	$52,612

Class R4 (a)
Proceeds from shares issued	$749	$13,825	$2,065	$17,146
Distributions reinvested	109	93	2,054	1,931
Cost of shares redeemed	(2,312)	(1,201)	(3,778)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,454)	$12,717	$341	$12,752

Class R5
Proceeds from shares issued	$3,450	$20,278	$30,064	$73,209
Distributions reinvested	263	2,241	69,831	94,444
Cost of shares redeemed	(7,985)	(13,694)	(97,837)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(4,272)	$8,825	$2,058	$(69,103)

Class R6
Proceeds from shares issued	$103,940	$325,810	$1,122,894	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	8,611	69,882	867,740	934,866
Cost of shares redeemed	(68,482)	(430,541)	(900,902)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$44,069	$(34,849)	$1,135,146	$(233,521)

Total change in net assets resulting from capital transactions	$56,782	$(137,459)	$1,165,734	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,883	2,636	16,314	43,450
Reinvested	108	1,057	9,438	9,250
Redeemed	(3,240)	(8,443)	(12,578)	(35,922)

Change in Class A Shares	4,751	(4,750)	13,174	16,778

Class C
Issued	140	893	894	3,118
Reinvested	16	365	1,630	2,381
Redeemed	(765)	(1,966)	(2,508)	(5,483)

Change in Class C Shares	(609)	(708)	16	16

Class I
Issued	5,113	12,677	4,417	26,279
Reinvested	167	2,016	5,698	11,895
Redeemed	(7,895)	(18,372)	(15,890)	(59,810)

Change in Class I Shares	(2,615)	(3,679)	(5,775)	(21,636)

Class L
Issued	—	—	6,160	21,487
Reinvested	—	—	7,513	11,566
Redeemed	—	—	(18,306)	(37,224)

Change in Class L Shares	—	—	(4,633)	(4,171)

Class R2
Issued	93	652	825	2,018
Reinvested	8	101	1,332	1,883
Redeemed	(182)	(353)	(3,115)	(4,597)

Change in Class R2 Shares	(81)	400	(958)	(696)

Class R3 (a)
Issued	—	1	900	3,354
Reinvested	— (b)	— (b)	620	633
Redeemed	—	—	(1,198)	(643)

Change in Class R3 Shares	— (b)	1	322	3,344

Class R4 (a)
Issued	53	1,113	127	1,067
Reinvested	7	7	130	134
Redeemed	(163)	(89)	(238)	(400)

Change in Class R4 Shares	(103)	1,031	19	801

Class R5
Issued	243	1,415	1,872	4,699
Reinvested	18	170	4,408	6,538
Redeemed	(557)	(950)	(6,039)	(15,115)

Change in Class R5 Shares	(296)	635	241	(3,878)

Class R6
Issued	7,455	22,094	69,117	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	588	5,350	54,639	64,491
Redeemed	(4,770)	(29,764)	(55,214)	(154,015)

Change in Class R6 Shares	3,273	(2,320)	71,313	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,681	$135,379	$24,016	$34,397
Distributions reinvested	107,818	94,468	20,900	27,797
Cost of shares redeemed	(305,423)	(275,160)	(50,650)	(123,985)

Change in net assets resulting from Class A capital transactions	$(157,924)	$(45,313)	$(5,734)	$(61,791)

Class C
Proceeds from shares issued	$4,605	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(30,345)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(6,629)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$223,482	$888,442	$13,504	$56,824
Distributions reinvested	811,087	739,627	22,217	26,614
Cost of shares redeemed	(2,137,528)	(2,590,860)	(40,807)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,102,959)	$(962,791)	$(5,086)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$27,553	$60,334
Distributions reinvested	—	—	25,240	32,173
Cost of shares redeemed	—	—	(62,435)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(9,642)	$(45,588)

Class R2
Proceeds from shares issued	$537	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(512)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$833	$(757)	$—	$—

Class R5
Proceeds from shares issued	$5,384	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(28,257)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(2,614)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$65,939	$38,738	$485,142	$253,929
Distributions reinvested	113,531	166,828	440,937	633,410
Cost of shares redeemed	(169,621)	(1,073,375)	(927,883)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$9,849	$(867,809)	$(1,338,513)	$(635,337)

Total change in net assets resulting from capital transactions	$(1,259,444)	$(1,932,512)	$(1,358,975)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,613	4,895	892	1,253
Reinvested	4,576	3,825	855	1,116
Redeemed	(12,058)	(9,740)	(1,903)	(4,605)

Change in Class A Shares	(5,869)	(1,020)	(156)	(2,236)

Class C
Issued	206	506	—	—
Reinvested	873	773	—	—
Redeemed	(1,344)	(2,631)	—	—

Change in Class C Shares	(265)	(1,352)	—	—

Class I
Issued	8,956	31,989	500	2,021
Reinvested	33,851	29,468	898	1,056
Redeemed	(87,242)	(93,992)	(1,495)	(4,084)

Change in Class I Shares	(44,435)	(32,535)	(97)	(1,007)

Class L
Issued	—	—	1,071	2,291
Reinvested	—	—	1,023	1,280
Redeemed	—	—	(2,330)	(4,963)

Change in Class L Shares	—	—	(236)	(1,392)

Class R2
Issued	24	36	—	—
Reinvested	36	22	—	—
Redeemed	(21)	(82)	—	—

Change in Class R2 Shares	39	(24)	—	—

Class R5
Issued	210	840	—	—
Reinvested	840	633	—	—
Redeemed	(1,125)	(2,058)	—	—

Change in Class R5 Shares	(75)	(585)	—	—

Class R6
Issued	2,620	1,425	18,557	9,239
Reinvested	4,714	6,614	17,857	25,157
Redeemed	(6,928)	(38,577)	(33,782)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	406	(30,538)	(50,202)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$449,778

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,345,025)
Proceeds from disposition of investment securities	5,162,203
Covers of investment securities sold short	(1,354,457)
Proceeds from investment securities sold short	918,373
Purchases of short-term investments — affiliates, net	41,588
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	424,821
Change in unrealized (appreciation)/depreciation on investments in affiliates	2
Change in unrealized (appreciation)/depreciation on investment securities sold short	61,025
Net realized (gain)/loss on investments in non-affiliates	(957,562)
Net realized (gain)/loss on investments in affiliates	1
Net realized (gain)/loss on securities sold short	18,749
Decrease in dividends receivable from affiliates	3
Decrease in dividends receivable from non-affiliates	4,844
Decrease in variation margin receivable	117
Increase in due to broker for securities sold short	100
Decrease in dividend expense to non-affiliates on securities sold short	(931)
Decrease in interest expense to non-affiliates on securities sold short	(145)
Decrease in investment advisory fees payable	(1,084)
Decrease in administration fees payable	(4)
Decrease in distribution fees payable	(52)
Decrease in service fees payable	(223)
Decrease in custodian and accounting fees payable	(64)
Decrease in audit fees payable	(22)
Increase in printing and mailing cost payable	9
Increase in other accrued expenses payable	12

Net cash provided (used) by operating activities	2,422,056

Cash flows provided (used) by financing activities:
Proceeds from shares issued	340,725
Payment for shares redeemed	(2,661,495)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(2,423,112)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(1,056)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$1,184

Supplemental disclosure of cash flow information:

For the six months ended December 31, 2019 the Fund paid approximately $3,549,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	December 31, 2019
Cash	$408	$128
Deposits at broker:
Futures contracts	1,832	956
Securities sold short	—	100

	$2,240	$1,184

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$30.15	$0.08	$2.62	$2.70	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)

Class C
Six Months Ended December 31, 2019 (Unaudited)	29.01	0.01	2.50	2.51	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)

Class I
Six Months Ended December 31, 2019 (Unaudited)	30.60	0.12	2.67	2.79	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	30.48	0.16	2.64	2.80	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.75	9.30%	$6,054	1.10%	0.54%	1.34%	18%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52

26.53	9.00	3,437	1.60	0.03	1.83	18
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52

28.24	9.45	65,026	0.85	0.77	1.07	18
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52

28.06	9.55	28,715	0.60	1.06	0.81	18
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.83	$0.16	(e)	$1.46	$1.62	$(0.16)	$(0.19)	$(0.35)
Year Ended June 30, 2019	16.82	0.32	(e)	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)

Class C
Six Months Ended December 31, 2019 (Unaudited)	17.47	0.11	(e)	1.42	1.53	(0.11)	(0.19)	(0.30)
Year Ended June 30, 2019	16.50	0.23	(e)	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)

Class I
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.18	(e)	1.50	1.68	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.10	0.37	(e)	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	17.74	0.13	(e)	1.45	1.58	(0.13)	(0.19)	(0.32)
Year Ended June 30, 2019	16.74	0.28	(e)	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.81	0.16	(e)	1.46	1.62	(0.16)	(0.19)	(0.35)
Year Ended June 30, 2019	16.80	0.32	(e)	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	18.13	0.18	(e)	1.49	1.67	(0.18)	(0.19)	(0.37)
Year Ended June 30, 2019	17.09	0.36	(e)	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	18.16	0.20	(e)	1.48	1.68	(0.19)	(0.19)	(0.38)
Year Ended June 30, 2019	17.11	0.40	(e)	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	18.14	0.21	(e)	1.49	1.70	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2019	17.10	0.42	(e)	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.10	9.15%	$3,757,325	0.98%	1.70%	0.98%	9%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22

18.70	8.84	1,612,057	1.47	1.21	1.48	9
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22

19.45	9.35	11,313,846	0.71	1.98	0.72	9
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22

19.00	9.00	96,140	1.23	1.44	1.23	9
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22

19.08	9.17	185,019	0.97	1.73	0.97	9
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

19.43	9.30	91,668	0.72	1.98	0.72	9
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

19.46	9.36	1,582,869	0.56	2.11	0.57	9
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22

19.45	9.48	12,873,798	0.46	2.26	0.47	9
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.92	$0.56	$0.31	$0.87	$(0.58)
August 31, 2018 (g) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.52	0.31	0.83	(0.54)
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.59	0.30	0.89	(0.60)
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.60	0.30	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	14.92	0.62	0.28	0.90	(0.61)
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.21	5.94%	$3,079	0.85%	7.44%	1.32%	61%
14.92	5.95	125	0.85	7.90	1.80	43

15.21	5.66	2,257	1.35	6.84	1.79	61
14.92	5.50	21	1.35	7.14	2.26	43

15.21	6.04	109,511	0.60	7.79	1.06	61
14.92	6.15	54,045	0.60	7.89	1.13	43

15.21	6.12	22	0.45	8.00	0.97	61
14.92	6.28	21	0.45	8.04	1.36	43

15.21	6.17	48	0.35	8.14	0.84	61
14.92	6.37	21	0.35	8.14	1.26	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$49.84	$0.40	$5.06	$5.46	$(0.42)	$(1.07)	$(1.49)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)

Class C
Six Months Ended December 31, 2019 (Unaudited)	44.59	0.24	4.52	4.76	(0.32)	(1.07)	(1.39)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)

Class I
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.49	5.36	5.85	(0.48)	(1.07)	(1.55)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	50.01	0.35	5.05	5.40	(0.44)	(1.07)	(1.51)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	52.66	0.42	5.35	5.77	(0.41)	(1.07)	(1.48)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	52.69	0.53	5.31	5.84	(0.49)	(1.07)	(1.56)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	53.06	0.53	5.40	5.93	(0.52)	(1.07)	(1.59)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	53.08	0.57	5.38	5.95	(0.54)	(1.07)	(1.61)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$53.81	11.02%	$581,403	0.94%	1.54%	1.07%	7%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39

47.96	10.74	30,821	1.44	1.04	1.54	7
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39

56.99	11.17	101,118	0.69	1.79	0.78	7
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39

53.90	10.87	784	1.19	1.35	1.72	7
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

56.95	11.02	26	0.94	1.54	1.05	7
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

56.97	11.15	87	0.69	1.93	0.79	7
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

57.40	11.24	69	0.54	1.93	0.67	7
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

57.42	11.29	62,105	0.44	2.06	0.53	7
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$20.23	$0.10	$0.96	$1.06	$(0.10)	$21.19	5.27%
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23	5.12
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43	7.33
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)	18.24	13.60
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)	16.23	(0.43)
Year Ended June 30, 2015	15.74	0.19	0.67	0.86	(0.13)	16.47	5.45

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.10	0.05	0.96	1.01	(0.05)	21.06	5.04
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10	4.60
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33	6.79
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)	18.16	13.07
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)	16.17	(0.95)
Year Ended June 30, 2015	15.76	0.10	0.67	0.77	(0.10)	16.43	4.85

Class I
Six Months Ended December 31, 2019 (Unaudited)	20.28	0.13	0.97	1.10	(0.13)	21.25	5.42
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28	5.39
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47	7.63
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)	18.27	13.86
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)	16.26	(0.17)
Year Ended June 30, 2015	15.76	0.23	0.66	0.89	(0.15)	16.50	5.66

Class R5
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.14	0.97	1.11	(0.14)	21.29	5.48
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32	5.57
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50	7.81
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)	18.30	14.10
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (g)	(0.23)	16.28	0.07
Year Ended June 30, 2015	15.76	0.26	0.66	0.92	(0.17)	16.51	5.86

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.32	0.15	0.97	1.12	(0.15)	21.29	5.54
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32	5.69
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49	7.87
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)	18.29	14.09
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (g)	(0.24)	16.28	0.07
Year Ended June 30, 2015	15.76	0.27	0.67	0.94	(0.18)	16.52	5.96

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$447,853	0.85%		0.98%		0.85%		22%
296,242	0.85		1.02		0.87		48
277,898	0.84		0.92		0.87		44
133,789	0.84		1.06		1.05		31
71,417	0.85		1.27		1.11		57
93,007	0.85	(f)	1.14	(f)	1.21	(f)	42

202,505	1.35		0.47		1.36		22
158,602	1.35		0.55		1.37		48
81,030	1.34		0.42		1.38		44
29,168	1.34		0.55		1.45		31
9,867	1.35		0.80		1.52		57
3,405	1.35	(f)	0.59	(f)	1.65	(f)	42

5,471,480	0.59		1.22		0.60		22
4,214,453	0.60		1.30		0.61		48
1,947,444	0.59		1.17		0.62		44
597,013	0.59		1.30		0.69		31
158,820	0.60		1.54		0.74		57
105,397	0.60	(f)	1.39	(f)	0.91	(f)	42

2,437	0.45		1.38		0.47		22
1,893	0.45		1.46		0.95		48
123	0.39		1.37		0.67		44
37	0.40		1.51		1.08		31
25	0.40		1.49		2.16		57
442	0.40	(f)	1.58	(f)	0.82	(f)	42

582,873	0.34		1.48		0.35		22
384,616	0.35		1.56		0.37		48
121,897	0.34		1.42		0.42		44
3,289	0.34		1.41		0.42		31
74	0.35		1.66		1.40		57
443	0.35	(f)	1.63	(f)	0.77	(f)	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$41.87	$0.02	$3.28	$3.30	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)

Class C
Six Months Ended December 31, 2019 (Unaudited)	32.33	(0.07)	2.50	2.43	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)

Class I
Six Months Ended December 31, 2019 (Unaudited)	42.46	0.07	3.33	3.40	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	40.32	(0.04)	3.16	3.12	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	42.10	0.02	3.30	3.32	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	42.45	0.08	3.32	3.40	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	43.44	0.10	3.41	3.51	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	43.78	0.13	3.44	3.57	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.96	8.21%	$2,628,093	0.94%	0.08%	1.05%	27%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19

29.55	7.94	545,054	1.44	(0.42)	1.55	27
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19

40.63	8.33	4,902,532	0.69	0.33	0.79	27
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19

38.23	8.08	127,068	1.19	(0.18)	1.30	27
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19

40.21	8.21	69,905	0.94	0.11	1.04	27
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

40.58	8.35	23,714	0.69	0.39	0.79	27
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

41.67	8.40	735,659	0.54	0.48	0.64	27
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19

42.03	8.47	8,592,989	0.44	0.59	0.54	27
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$14.11	$0.09	$1.40	$1.49	$(0.10)	$—	$(0.10)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)

Class C
Six Months Ended December 31, 2019 (Unaudited)	13.49	0.05	1.35	1.40	(0.07)	—	(0.07)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)

Class I
Six Months Ended December 31, 2019 (Unaudited)	13.85	0.10	1.39	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	13.98	0.07	1.39	1.46	(0.08)	—	(0.08)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	13.84	0.08	1.39	1.47	(0.10)	—	(0.10)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	14.11	0.10	1.42	1.52	(0.12)	—	(0.12)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	14.00	0.11	1.40	1.51	(0.13)	—	(0.13)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	13.90	0.12	1.40	1.52	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.50	10.60%	$242,687	0.93%	1.18%	1.04%	71%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143

14.82	10.36	51,413	1.44	0.68	1.52	71
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143

15.22	10.79	291,699	0.69	1.42	0.76	71
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143

15.36	10.49	22,357	1.19	0.93	1.29	71
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143

15.21	10.67	21	0.94	1.19	1.10	71
13.84	(4.25)	19	0.94	1.28	1.17	162

15.51	10.80	14,393	0.69	1.44	0.76	71
14.11	(4.05)	14,545	0.68	1.51	0.77	162

15.38	10.83	28,996	0.54	1.59	0.62	71
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143

15.28	10.96	966,613	0.44	1.69	0.51	71
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.86	$0.05	(e)	$1.66	$1.71	$(0.06)	$(1.46)	$(1.52)
Year Ended June 30, 2019	16.48	0.12	(e)	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)

Class C
Six Months Ended December 31, 2019 (Unaudited)	15.31	0.01	(e)	1.60	1.61	(0.02)	(1.46)	(1.48)
Year Ended June 30, 2019	15.99	0.04	(e)	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)

Class I
Six Months Ended December 31, 2019 (Unaudited)	15.91	0.07	(e)	1.67	1.74	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.51	0.16	(e)	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)

Class L
Six Months Ended December 31, 2019 (Unaudited)	15.93	0.08	(e)	1.68	1.76	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.53	0.18	(e)	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.70	0.03	(e)	1.64	1.67	(0.04)	(1.46)	(1.50)
Year Ended June 30, 2019	16.34	0.08	(e)	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.80	0.05	(e)	1.66	1.71	(0.06)	(1.46)	(1.52)
Year Ended June 30, 2019	16.43	0.12	(e)	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	15.89	0.07	(e)	1.66	1.73	(0.08)	(1.46)	(1.54)
Year Ended June 30, 2019	16.50	0.17	(e)	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	15.94	0.08	(e)	1.67	1.75	(0.09)	(1.46)	(1.55)
Year Ended June 30, 2019	16.54	0.19	(e)	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	15.97	0.09	(e)	1.68	1.77	(0.10)	(1.46)	(1.56)
Year Ended June 30, 2019	16.56	0.20	(e)	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.05	11.02%	$1,786,452	0.94%	0.63%	0.99%	37%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79

15.44	10.75	292,353	1.44	0.13	1.49	37
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79

16.11	11.17	1,042,532	0.69	0.88	0.74	37
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79

16.14	11.29	1,497,427	0.55	1.01	0.59	37
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79

15.87	10.86	231,835	1.19	0.38	1.24	37
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79

15.99	11.05	118,363	0.94	0.64	0.99	37
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.08	11.12	23,449	0.69	0.88	0.74	37
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.14	11.23	857,446	0.54	1.03	0.58	37
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79

16.18	11.32	9,823,380	0.44	1.14	0.48	37
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.51	$0.01	(f)	$2.37	$2.38	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	(f)	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)

Class C
Six Months Ended December 31, 2019 (Unaudited)	25.88	(0.05	)(f)	2.20	2.15	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08	)(f)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.94	0.04	(f)	2.41	2.45	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	(f)	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	26.62	(0.03	)(f)	2.28	2.25	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04	)(f)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	28.08	0.05	(f)	2.42	2.47	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	(f)	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	28.07	0.06	(f)	2.41	2.47	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	(f)	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.27% for the six months ended December 31, 2019, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016 and 1.30% and 1.66% for the year ended June 30, 2015; for Class C are 1.60% and 1.77% for the six months ended December 31, 2019, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016 and 1.80% and 2.15% for the year ended June 30, 2015; for Class I are 0.85% and 1.01% for the six months ended December 31, 2019, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016 and 1.05% and 1.38% for the year ended June 30, 2015; for Class R2 are 1.45% and 1.54% for the six months ended December 31, 2019, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016 and 1.55% and 1.97% for the year ended June 30, 2015; for Class R5 are 0.80% and 0.86% for the six months ended December 31, 2019, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016 and 0.85% and 1.17% for the year ended June 30, 2015; for Class R6 are 0.70% and 0.76% for the six months ended December 31, 2019, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$24.27	10.26%	$455,766	1.89%	0.08%	2.06%	37%	58%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127
29.81	9.05	943,586	2.33	0.18	2.69	94	127

22.44	9.98	87,987	2.39	(0.43)	2.56	37	58
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127
29.07	8.51	263,257	2.83	(0.31)	3.18	94	127

24.70	10.41	3,093,045	1.64	0.28	1.80	37	58
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127
30.07	9.32	10,354,676	2.08	0.45	2.41	94	127

23.28	10.09	5,524	2.24	(0.26)	2.33	37	58
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127
29.40	8.79	5,821	2.58	(0.05)	3.00	94	127

24.85	10.44	85,829	1.59	0.38	1.65	37	58
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127
30.21	9.54	301,894	1.88	0.65	2.20	94	127

24.81	10.45	706,235	1.49	0.47	1.55	37	58
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$27.38	$0.16	$2.54	$2.70	$(0.19)	$(2.70)	$—	$(2.89)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)

Class I
Six Months Ended December 31, 2019 (Unaudited)	27.65	0.20	2.56	2.76	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)

Class L
Six Months Ended December 31, 2019 (Unaudited)	27.61	0.20	2.55	2.75	(0.22)	(2.70)	—	(2.92)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	27.62	0.21	2.57	2.78	(0.24)	(2.70)	—	(2.94)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.19	11.14%	$202,118	0.60%	1.20%	0.86%	26%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144

27.49	11.27	228,045	0.35	1.45	0.59	26
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144

27.44	11.25	413,326	0.35	1.44	0.44	26
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144

27.46	11.34	3,545,425	0.25	1.54	0.34	26
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Non-Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$103,278	$—	$—	$103,278

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,470,056	$—	$—	$31,470,056

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$97,808	$18,021	$—	$115,829

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$775,747	$—	$—	$775,747

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,928,482	$—	$—	$6,928,482

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,066	$—	$—	$1,066

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(69,680)	$—	$—	$(69,680)
Put Options Written	(11,440)	—	—	(11,440)

Total Depreciation in Other Financial Instruments	$(81,120)	$—	$—	$(81,120)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,091,747	$—	$—	$18,091,747

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,639,314	$—	$—	$1,639,314

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,754,065	$—	$—	$15,754,065

Appreciation in Other Financial Instruments
Futures Contracts (a)	$238	$—	$—	$238

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,562,000	$—	$—	$5,562,000

Total Liabilities for Securities Sold Short (a)	$(1,110,522)	$—	$—	$(1,110,522)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$51	$—	$—	$51

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,387,490	$—	$—	$4,387,490

Appreciation in Other Financial Instruments
Futures Contracts (a)	$786	$—	$—	$786

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)

All portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of Equity-Linked Notes, Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$99,610	$49,705	$25,619	$43,694
Ending Notional Balance Long	39,915	12,928	19,392	31,997

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2019:

Exchange-Traded Options:
Average Number of Contracts Purchased	19,362
Average Number of Contracts Written	38,723
Ending Number of Contracts Purchased	20,800
Ending Number of Contracts Written	41,600

D. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2019, the Fund had outstanding short sales as listed on the SOI.

E. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$426,730	$(426,730)	$—
Large Cap Value Fund	19,448	(19,448)	—
U.S. Equity Fund	41,689	(41,689)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	37
Large Cap Value Fund	2
U.S. Equity Fund	5

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at December 31, 2019. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the six months ended December 31, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$2,779	$12,758	$14,647	$—	(c)	$—	(c)	$890	890	$27		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	2,024	2,024	—		—		—	—	—	(c)	—

Total	$2,779	$14,782	$16,671	$—	(c)	$—	(c)	$890		$27		$—

Equity Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$1,052,315	$6,559,879	$6,790,822	$(25)	$(86)	$821,261	821,015	$9,387	$—

Equity Premium Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$—	$68,510	$65,495	$—	(c)	$—	(c)	$3,015	3,014	$6	$—

Growth and Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$20,398	$79,059	$84,963	$(1)	$(1)	$14,492	14,488	$177		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—	—	—	—	(c)*	—

Total	$20,398	$84,107	$90,011	$(1)	$(1)	$14,492		$177		$—

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Hedged Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.47% (a)(b)	$232,451	$1,291,723	$1,314,707	$—	$—	$209,467	209,467	$1,121	$—

Large Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$177,684	$3,039,635	$2,663,392	$(62)	$(7)	$553,858	553,692	$4,453		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	406,108	1,323,000	1,339,000	(10)*	(36)	390,062	390,024	4,914	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	96,965	948,685	999,138	—	—	46,512	46,512	782	*	—

Total	$680,757	$5,311,320	$5,001,530	$(72)	$(43)	$990,432		$10,149		$—

Large Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$11,520	$496,544	$479,198	$2		$(1)	$28,867	28,859	$336		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	—	57,200	44,000	1	*	—	13,201	13,200	67	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	—	103,250	96,507	—		—	6,743	6,743	56	*	—

Total	$11,520	$656,994	$619,705	$3		$(1)	$48,811		$459		$—

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

U.S. Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$88,792	$2,651,830	$2,641,362	$(45)	$(8)	$99,207	99,177	$1,432		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a)(b)	13,017	460,301	443,300	(6)*	— (c)	30,012	30,009	470	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a)(b)	3,902	268,461	260,209	—	—	12,154	12,154	118	*	—

Total	$105,711	$3,380,592	$3,344,871	$(51)	$(8)	$141,373		$2,020		$—

U.S. Large Cap Core Plus Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$78,086	$2,211,175	$2,252,763	$(1)	$(2)	$36,495	36,484	$830	$—

U.S. Research Enhanced Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a)(b)	$39,677	$727,293	$731,893	$(3)	$(4)	$35,070	35,059	$498	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board of JPM IV, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of December 31, 2019, the Fund had outstanding ELNs as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2019, total offering costs amortized were approximately $5,000.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$2		n/a	n/a	n/a		n/a		n/a		$—	(a)	$3
Equity Income Fund
Transfer agency fees	234		48		57		n/a	$7	$2		$1		$15		72		436
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		—	(a)	—	(a)	—	(a)
Growth and Income Fund
Transfer agency fees	104		1		3		n/a	1	—	(a)	—	(a)	—	(a)	—	(a)	109
Hedged Equity Fund
Transfer agency fees	8		7		22		n/a	n/a	n/a		n/a		—	(a)	5		42
Large Cap Growth Fund
Transfer agency fees	183		12		37		n/a	5	1		—	(a)	9		41		288
Large Cap Value Fund
Transfer agency fees	35		2		4		n/a	3	—	(a)	—	(a)	1		17		62
U.S. Equity Fund
Transfer agency fees	59		9		18		$84	4	2		—	(a)	5		45		226
U.S. Large Cap Core Plus Fund
Transfer agency fees	19		4		36		n/a	1	n/a		n/a		—	(a)	4		64
U.S. Research Enhanced Equity Fund
Transfer agency fees	15		n/a		4		5	n/a	n/a		n/a		n/a		23		47

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.07%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$2		$—
Equity Income Fund	428		1
Equity Premium Income Fund	1		—
Growth and Income Fund	9		—	(a)
Hedged Equity Fund	109		1
Large Cap Growth Fund	226		—	(a)
Large Cap Value Fund	3		—
U.S. Equity Fund	32		—
U.S. Large Cap Core Plus Fund	5		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Equity Focus Fund	$72	$40	$2		$114	$—
Equity Income Fund	12	—	—		12	—
Equity Premium Income Fund	90	29	—	(a)	119	58
Growth and Income Fund	176	117	107		400	1
Hedged Equity Fund	—	—	5		5	—
Large Cap Growth Fund	4,826	3,214	201		8,241	—
Large Cap Value Fund	332	221	53		606	11
U.S. Equity Fund	1,823	1,213	97		3,133	45
U.S. Large Cap Core Plus Fund	853	567	2,156		3,576	2
U.S. Research Enhanced Equity Fund	1,302	869	339		2,510	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 were as follows (amounts in thousands):

Equity Focus Fund	$2
Equity Income Fund	630
Equity Premium Income Fund	1
Growth and Income Fund	11
Hedged Equity Fund	128
Large Cap Growth Fund	245
Large Cap Value Fund	22
U.S. Equity Fund	108
U.S. Large Cap Core Plus Fund	53
U.S. Research Enhanced Equity Fund	34

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$18,562	$29,096	$—	$—
Equity Income Fund	8,076,326	2,312,815	—	—
Equity Premium Income Fund	84,383	39,534	—	—
Growth and Income Fund	101,871	47,838	—	—
Hedged Equity Fund	2,307,939	1,272,696	—	—
Large Cap Growth Fund	4,313,732	4,397,132	—	—
Large Cap Value Fund	1,119,026	1,071,151	—	—
U.S. Equity Fund	5,410,320	5,599,929	—	—
U.S. Large Cap Core Plus Fund	2,312,610	5,114,301	893,450	1,310,316
U.S. Research Enhanced Equity Fund	1,255,607	1,776,134	—	—

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$70,011	$33,442	$175	$33,267
Equity Income Fund	23,619,695	7,970,279	119,918	7,850,361
Equity Premium Income Fund	108,076	8,698	945	7,753
Growth and Income Fund	498,438	280,810	3,501	277,309
Hedged Equity Fund	5,648,196	1,227,229	26,997	1,200,232
Large Cap Growth Fund	11,159,574	6,970,602	38,429	6,932,173
Large Cap Value Fund	1,418,274	234,533	13,493	221,040
U.S. Equity Fund	11,000,112	4,800,706	46,515	4,754,191
U.S. Large Cap Core Plus Fund*	2,360,264	2,154,952	63,687	2,091,265
U.S. Research Enhanced Equity Fund	2,918,122	1,492,112	21,958	1,470,154

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$274	$—
Hedged Equity Fund	30,463	39,552
Large Cap Value Fund	20,829	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$71,623	$(42,715)
Equity Premium Income Fund	3,158	(7)
Growth and Income Fund	498	—
Hedged Equity Fund	64,453	80,038
Large Cap Growth Fund	123,326	—
Large Cap Value Fund	32,251	(19,678)
U.S. Equity Fund	30,565	—
U.S. Large Cap Core Plus Fund	84,150	—
U.S. Research Enhanced Equity Fund	17,394	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	69.6%	1	17.9%
Equity Income Fund	1	11.0	2	24.7
Equity Premium Income Fund	1	48.9	1	27.9
Growth and Income Fund	1	18.1	1	17.2
Hedged Equity Fund	—	—	3	40.2
Large Cap Growth Fund	—	—	1	20.3
Large Cap Value Fund	2	27.8	1	10.6
U.S. Equity Fund	—	—	1	11.7
U.S. Large Cap Core Plus Fund	1	16.9	1	40.8
U.S. Research Enhanced Equity Fund	1	11.4	1	15.7

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	37.9%	n/a
U.S. Equity Fund	n/a	29.8%
U.S. Research Enhanced Equity Fund	n/a	41.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 21, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

10. Subsequent Event

At a meeting held on February 11, 2020, the Board of JPM I approved the conversion of the U.S. Research Enhanced Equity Fund’s Class L Shares into the U.S. Research Enhanced Equity Fund’s Class I Shares. Beginning July 3, 2020, Class L Shares of U.S. Research Enhanced Equity Fund will no longer be available for purchase. In connection with this share class conversion, effective July 3, 2020, the contractual expense waivers in effect for Class I Shares of the U.S. Research Enhanced Equity Fund will be extended such that they will remain in effect through July 2, 2022, at which time it will be determined whether such waivers will be renewed or revised.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,093.00	$5.79	1.10%
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class C
Actual	1,000.00	1,090.00	8.41	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class I
Actual	1,000.00	1,094.50	4.48	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	1,095.50	3.16	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,091.50	5.15	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class C
Actual	1,000.00	1,088.40	7.72	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class I
Actual	1,000.00	1,093.50	3.74	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71
Class R2
Actual	1,000.00	1,090.00	6.46	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$1,091.70	$5.10	0.97%
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class R4
Actual	1,000.00	1,093.00	3.79	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72
Class R5
Actual	1,000.00	1,093.60	2.95	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56
Class R6
Actual	1,000.00	1,094.80	2.42	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,059.40	4.40	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,056.60	6.98	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,060.40	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,061.20	2.33	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,061.70	1.81	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.40	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,108.70	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.50	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.40	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,112.90	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund
Class A
Actual	$1,000.00	$1,052.70	$4.39	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,050.40	6.96	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,054.20	3.05	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,054.80	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,055.40	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,079.40	7.53	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,083.30	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,080.80	6.22	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,082.10	4.92	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,083.50	3.61	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,084.00	2.83	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,084.70	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,106.00	4.92	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	1,103.60	7.61	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,107.90	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,104.90	6.30	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R3
Actual	$1,000.00	$1,106.70	$4.98	0.94%
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,108.00	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,108.30	2.86	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,109.60	2.33	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,110.20	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,107.50	7.63	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,111.70	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class L
Actual	1,000.00	1,112.90	2.92	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R2
Actual	1,000.00	1,108.60	6.31	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,110.50	4.99	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,111.20	3.66	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,112.30	2.87	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,113.20	2.34	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,102.60	9.99	1.89
Hypothetical	1,000.00	1,015.63	9.58	1.89
Class C
Actual	1,000.00	1,099.80	12.61	2.39
Hypothetical	1,000.00	1,013.12	12.09	2.39
Class I
Actual	1,000.00	1,104.10	8.67	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class R2
Actual	1,000.00	1,100.90	11.83	2.24
Hypothetical	1,000.00	1,013.88	11.34	2.24

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R5
Actual	$1,000.00	$1,104.40	$8.41	1.59%
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class R6
Actual	1,000.00	1,104.50	7.88	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,111.40	3.18	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,112.70	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class L
Actual	1,000.00	1,112.50	1.86	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R6
Actual	1,000.00	1,113.40	1.33	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with at least two years of performance history as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Equity Focus Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and third quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the Equity Premium Income Fund since its inception on August 31, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the second, second and first

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group, and in the second and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, first and second quintiles based upon the Peer Group, and in the first quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A shares was in the fourth, second and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fifth, second and first quintiles based upon the Universe, for the one, three, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the fifth, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon both the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, third and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Universe for each of the

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A and Class I shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, for the Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, the Trustees noted the reduction to the Funds’ contractual advisory fees effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2019

Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer

Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for both Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2019	J.P. MORGAN LARGE CAP FUNDS	131

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-LCE-1219

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Russell Midcap Index returned 7.6%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	10.31%
Russell 3000 Growth Index	11.89%

Net Assets as of 12/31/2019 (In Thousands)	$9,410,089

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. its overweight position in Exact Sciences Co. and its out-of-Benchmark position in Waste Connections Inc. Shares of Apple, a maker of mobile and desktop devices and computers, rose amid better-than-expected quarterly earnings as well as positive investor response to the company’s newly launched services, products and latest iPhone upgrade cycle. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor demand toward more cyclical industrial businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions Advanced Micro Devices Inc. and DexCom Inc. and its underweight position in Cisco Systems Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Cisco Systems, a network and information technology provider not held in the Fund, fell following two consecutive quarters of weak revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	5.3
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	4.3
5.	Mastercard, Inc., Class A	2.8
6.	UnitedHealth Group, Inc.	2.6
7.	Advanced Micro Devices, Inc.	1.9
8.	Global Payments, Inc.	1.9
9.	Ross Stores, Inc.	1.8
10.	PayPal Holdings, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.3%
Health Care	14.3
Consumer Discretionary	13.7
Industrials	10.8
Communication Services	9.4
Financials	6.2
Materials	2.5
Others (each less than 1.0%)	1.4
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		4.50%	28.68%	13.43%	15.14%
Without Sales Charge		10.31	35.81	14.65	15.76
CLASS C SHARES	May 1, 2006
With CDSC***		9.04	34.12	14.09	15.18
Without CDSC		10.04	35.12	14.09	15.18
CLASS I SHARES	May 1, 2006	10.45	36.13	14.91	16.00
CLASS R2 SHARES	July 31, 2017	10.13	35.44	14.36	15.47
CLASS R3 SHARES	May 31, 2017	10.30	35.79	14.66	15.77
CLASS R4 SHARES	May 31, 2017	10.46	36.14	14.94	16.05
CLASS R5 SHARES	January 8, 2009	10.55	36.33	15.11	16.22
CLASS R6 SHARES	December 23, 2013	10.61	36.49	15.24	16.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.46%
Russell Midcap Index	7.58%

Net Assets as of 12/31/2019 (In Thousands)	$1,723,019

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the energy and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technologies sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Sage Therapeutics Inc. and its out-of-Benchmark positions in Progressive Corp. and Waste Connections Inc. Shares of Sage Therapeutics, a drug development company, fell after the company’s anti-depression drug candidate failed in a late-stage clinical trial. Shares of Progressive, a provider of property and casualty insurance, fell after the company reported a higher-than-expected core loss ratio for the second quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor demand toward more cyclical industrial businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc., DexCom Inc. and Lam Research Corp. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2019. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal first quarter and amid a broader rebound in shares of semiconductor equipment makers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Advanced Micro Devices, Inc.	1.6%
2.	Global Payments, Inc.	1.5
3.	O’Reilly Automotive, Inc.	1.4
4.	Fiserv, Inc.	1.3
5.	Synopsys, Inc.	1.3
6.	Amphenol Corp., Class A	1.2
7.	AMETEK, Inc.	1.2
8.	CBRE Group, Inc., Class A	1.2
9.	Hilton Worldwide Holdings, Inc.	1.1
10.	Xcel Energy, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Consumer Discretionary	14.3
Financials	13.8
Industrials	12.7
Health Care	10.3
Real Estate	7.4
Utilities	5.3
Materials	4.3
Communication Services	3.0
Energy	3.0
Consumer Staples	1.9
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		1.68%	25.59%	8.21%	12.46%
Without Sales Charge		7.31	32.56	9.38	13.07
CLASS C SHARES	November 2, 2009
With CDSC***		6.05	30.89	8.84	12.51
Without CDSC		7.05	31.89	8.84	12.51
CLASS I SHARES	January 1, 1997	7.46	32.91	9.73	13.44
CLASS R2 SHARES	March 14, 2014	7.18	32.22	9.11	12.91
CLASS R5 SHARES	March 14, 2014	7.54	33.09	9.86	13.52
CLASS R6 SHARES	March 14, 2014	7.58	33.21	9.94	13.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell

Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.96%
Russell Midcap Growth Index	7.45%

Net Assets as of 12/31/2019 (In Thousands)	$4,842,246

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the consumer discretionary and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector was the sole significant detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Advanced Micro Devices Inc. and Insulet Corp. and its out-of-Benchmark position in Generac Holdings Inc. Shares of Advanced Micro Devices, a semiconductor maker, rose on growth in revenue and market share during the reporting period. Shares of Insulet, a maker of insulin infusion devices, rose after the company reported better-than-expected earnings and growth in product revenue for the third quarter of 2019. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sage Therapeutics and Exact Sciences Corp. and its out-of-Benchmark position in Waste Connections Inc. Shares of Sage Therapeutics, a drug development company, fell after the company’s anti-depression drug candidate failed in a late-stage clinical trial. Shares of Exact Sciences, a maker of cancer screening diagnostics, fell amid investor disappointment with its forecast for the third quarter of 2019. Shares of Waste Connections, a solid waste collection and treatment company, fell amid lower demand for recycled materials in China as well as a shift in investor preferences toward more cyclical industrial businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong funda-

mentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Advanced Micro Devices, Inc.	3.0%
2.	Global Payments, Inc.	2.9
3.	O’Reilly Automotive, Inc.	2.7
4.	Fiserv, Inc.	2.6
5.	Synopsys, Inc.	1.7
6.	Lam Research Corp.	1.6
7.	Ingersoll-Rand plc	1.6
8.	Waste Connections, Inc.	1.5
9.	Lululemon Athletica, Inc.	1.5
10.	Zebra Technologies Corp., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.4%
Consumer Discretionary	16.4
Industrials	16.4
Health Care	14.0
Financials	5.9
Materials	3.8
Communication Services	3.2
Real Estate	1.1
Energy	0.7
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		2.11%	31.94%	10.52%	13.39%
Without Sales Charge		7.78	39.23	11.71	14.00
CLASS C SHARES	November 4, 1997
With CDSC***		6.55	37.55	11.16	13.44
Without CDSC		7.55	38.55	11.16	13.44
CLASS I SHARES	March 2, 1989	7.96	39.66	12.06	14.36
CLASS R2 SHARES	June 19, 2009	7.64	38.89	11.48	13.80
CLASS R3 SHARES	September 9, 2016	7.80	39.23	11.71	14.01
CLASS R4 SHARES	September 9, 2016	7.92	39.55	11.99	14.29
CLASS R5 SHARES	November 1, 2011	8.03	39.85	12.21	14.49
CLASS R6 SHARES	November 1, 2011	8.07	39.96	12.27	14.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	7.11%
Russell Midcap Value Index	7.66%

Net Assets as of 12/31/2019 (In Thousands)	$17,143,311

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the energy and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Expedia Group Inc. and Middleby Corp. and its underweight position in State Street Corp. Shares of Expedia, a provider of online travel booking, fell amid increased competition and lower-than-expected earnings and revenue for the third quarter of 2019. Shares of Middleby, a food service equipment manufacturer, fell after the company reported lower-than-expected sales for the third quarter of 2019 and weak results for the second quarter of 2019. Shares of State Street, a banking and financial services company not held in the Fund, rose after the company reported better-than-expected earnings for the third quarter of 2019.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in CDW Corp. and Sherwin-Williams Co. and its overweight position in Tiffany & Co. Shares of CDW, a provider of information technology and services, rose following the company’s initial public offering in June and its inclusion in the S&P 500 Index. Shares of Sherwin-Williams, a paints and coatings manufacturer, rose amid quarterly earnings growth and after the settlement of decades-long lead paint litigation with the state of California. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	2.2%
2.	WEC Energy Group, Inc.	2.1
3.	CMS Energy Corp.	2.1
4.	Loews Corp.	1.9
5.	M&T Bank Corp.	1.9
6.	Diamondback Energy, Inc.	1.7
7.	Williams Cos., Inc. (The)	1.6
8.	Sempra Energy	1.6
9.	T. Rowe Price Group, Inc.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Real Estate	13.5
Consumer Discretionary	11.9
Utilities	10.9
Industrials	8.8
Information Technology	6.7
Health Care	6.6
Energy	5.4
Materials	4.8
Consumer Staples	3.9
Communication Services	2.8
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.23%	19.37%	5.65%	11.51%
Without Sales Charge		6.84	26.00	6.79	12.11
CLASS C SHARES	April 30, 2001
With CDSC***		5.57	24.35	6.25	11.54
Without CDSC		6.57	25.35	6.25	11.54
CLASS I SHARES	October 31, 2001	7.00	26.34	7.07	12.39
CLASS L SHARES	November 13, 1997	7.11	26.63	7.32	12.65
CLASS R2 SHARES	November 3, 2008	6.71	25.70	6.52	11.82
CLASS R3 SHARES	September 9, 2016	6.85	26.00	6.79	12.11
CLASS R4 SHARES	September 9, 2016	6.99	26.32	7.06	12.39
CLASS R5 SHARES	September 9, 2016	7.07	26.51	7.25	12.62
CLASS R6 SHARES	September 9, 2016	7.14	26.67	7.32	12.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.88%
Russell 3000 Value Index	8.80%

Net Assets as of 12/31/2019 (In Thousands)	$11,947,202

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and communication services sector was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Bank of America Corp., PNC Financial Services Group Inc. and Martin Marietta Materials Inc. Shares of Bank of America and PNC Financial Services Group, both diversified financial services companies, rose amid broader gains in shares of large banks during the reporting period. Shares of Martin Marietta, a provider of crushed stone, sand and gravel, rose after the company reported revenue growth for the second quarter of 2019 and raised its forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co., Intel Corp. and AT&T Corp., none of which were held in the Fund. Shares of JPMorgan Chase, which the Fund is prohibited from holding, rose amid broader gains in stocks of large banks during the reporting period. Shares of Intel, a manufacturer of computer products and technologies, rose amid strong demand for semiconductors during the reporting period. Shares of AT&T, a telecommunications provider, rose after the company announced plans to cut $1.5 billion in costs, increase in its dividend and repurchase of 100 million shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.7%
2.	Capital One Financial Corp.	2.2
3.	PNC Financial Services Group, Inc. (The)	2.1
4.	Wells Fargo & Co.	1.9
5.	Loews Corp.	1.8
6.	Chevron Corp.	1.8
7.	Pfizer, Inc.	1.6
8.	Delta Air Lines, Inc.	1.5
9.	ConocoPhillips	1.5
10.	Verizon Communications, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.4%
Health Care	10.3
Energy	8.7
Consumer Discretionary	7.1
Industrials	7.0
Real Estate	6.9
Utilities	5.6
Communication Services	5.0
Information Technology	4.8
Consumer Staples	4.7
Materials	4.3
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		2.98%	20.08%	6.53%	11.39%
Without Sales Charge		8.67	26.72	7.68	12.00
CLASS C SHARES	February 28, 2005
With CDSC***		7.40	25.09	7.15	11.44
Without CDSC		8.40	26.09	7.15	11.44
CLASS I SHARES	February 28, 2005	8.80	27.03	7.95	12.27
CLASS L SHARES	February 28, 2005	8.88	27.20	8.17	12.52
CLASS R2 SHARES	July 31, 2017	8.53	26.39	7.41	11.72
CLASS R3 SHARES	September 9, 2016	8.65	26.70	7.67	11.99
CLASS R4 SHARES	September 9, 2016	8.81	27.05	7.95	12.27
CLASS R5 SHARES	September 9, 2016	8.91	27.23	8.15	12.52
CLASS R6 SHARES	September 9, 2016	8.94	27.36	8.22	12.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2009 to

December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Automobiles — 1.6%

Tesla, Inc. * (a)	354	148,172

Banks — 1.5%

East West Bancorp, Inc.	1,248	60,753

First Republic Bank	705	82,838

		143,591

Biotechnology — 3.7%

Amgen, Inc.	509	122,584

Exact Sciences Corp. *	782	72,338

Exelixis, Inc. * (a)	2,317	40,817

Intercept Pharmaceuticals, Inc. * (a)	336	41,674

Regeneron Pharmaceuticals, Inc. *	123	45,996

Sage Therapeutics, Inc. * (a)	297	21,448

		344,857

Building Products — 0.9%

Fortune Brands Home & Security, Inc.	1,240	81,028

Capital Markets — 3.9%

BlackRock, Inc.	136	68,266

Charles Schwab Corp. (The)	1,476	70,208

Nasdaq, Inc.	666	71,313

S&P Global, Inc.	475	129,699

TD Ameritrade Holding Corp.	519	25,809

		365,295

Commercial Services & Supplies — 2.6%

Copart, Inc. *	1,047	95,242

Waste Connections, Inc.	1,597	145,005

		240,247

Communications Equipment — 0.4%

Arista Networks, Inc. * (a)	204	41,443

Construction Materials — 0.8%

Vulcan Materials Co. (a)	552	79,439

Containers & Packaging — 1.7%

Avery Dennison Corp.	631	82,560

Ball Corp.	1,164	75,244

		157,804

Electrical Equipment — 2.0%

AMETEK, Inc.	811	80,929

Generac Holdings, Inc. *	1,047	105,348

		186,277

Electronic Equipment, Instruments & Components — 2.8%

Amphenol Corp., Class A	646	69,949

Keysight Technologies, Inc. *	843	86,517

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A *	424	108,230

		264,696

Entertainment — 3.1%

Netflix, Inc. *	300	96,909

Spotify Technology SA *	520	77,736

Take-Two Interactive Software, Inc. *	954	116,768

		291,413

Health Care Equipment & Supplies — 1.8%

DexCom, Inc. *	387	84,630

Intuitive Surgical, Inc. *	149	88,318

		172,948

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. * (a)	1,167	38,774

Anthem, Inc.	253	76,384

UnitedHealth Group, Inc.	852	250,324

		365,482

Health Care Technology — 1.5%

Teladoc Health, Inc. *	1,161	97,191

Veeva Systems, Inc., Class A *	303	42,634

		139,825

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc.	511	56,712

Household Durables — 0.7%

Garmin Ltd.	717	69,956

Insurance — 0.9%

Progressive Corp. (The)	1,163	84,219

Interactive Media & Services — 6.1%

Alphabet, Inc., Class C *	374	500,187

Facebook, Inc., Class A *	348	71,488

		571,675

Internet & Direct Marketing Retail — 4.4%

Amazon.com, Inc. *	225	416,318

IT Services — 10.5%

Booz Allen Hamilton Holding Corp.	1,202	85,490

Fiserv, Inc. *	937	108,299

Global Payments, Inc.	991	180,862

Mastercard, Inc., Class A	908	270,971

PayPal Holdings, Inc. *	1,485	160,589

Shopify, Inc., Class A (Canada) *	134	53,435

Visa, Inc., Class A	689	129,407

		989,053

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.8%

Illumina, Inc. *	223	74,078

Thermo Fisher Scientific, Inc.	301	97,818

		171,896

Machinery — 3.2%

Gardner Denver Holdings, Inc. * (a)	950	34,850

Ingersoll-Rand plc (a)	507	67,430

Nordson Corp. (a)	308	50,089

Parker-Hannifin Corp.	258	52,999

Stanley Black & Decker, Inc.	597	98,980

		304,348

Media — 0.4%

New York Times Co. (The), Class A (a)	1,212	38,987

Oil, Gas & Consumable Fuels — 0.5%

EOG Resources, Inc.	607	50,800

Pharmaceuticals — 2.0%

Catalent, Inc. *	904	50,867

Elanco Animal Health, Inc. *	1,511	44,508

Jazz Pharmaceuticals plc * (a)	507	75,670

TherapeuticsMD, Inc. *	4,983	12,058

		183,103

Professional Services — 1.2%

FTI Consulting, Inc. *	303	33,552

IHS Markit Ltd. *	1,011	76,156

		109,708

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,434	87,865

Road & Rail — 1.2%

Lyft, Inc., Class A *	852	36,645

Old Dominion Freight Line, Inc.	401	76,168

		112,813

Semiconductors & Semiconductor Equipment — 6.3%

Advanced Micro Devices, Inc. *	3,979	182,468

KLA Corp.	450	80,212

Microchip Technology, Inc. (a)	370	38,757

NVIDIA Corp.	508	119,438

QUALCOMM, Inc.	1,401	123,593

Xilinx, Inc.	488	47,741

		592,209

Software — 13.6%

Fair Isaac Corp. *	102	38,105

Intuit, Inc.	456	119,335

Microsoft Corp.	4,534	714,980

salesforce.com, Inc. *	738	119,963

ServiceNow, Inc. *	321	90,512

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Slack Technologies, Inc., Class A * (a)	701	15,763

Synopsys, Inc. *	494	68,780

Trade Desk, Inc. (The), Class A * (a)	318	82,532

Zscaler, Inc. * (a)	631	29,351

		1,279,321

Specialty Retail — 5.8%

Home Depot, Inc. (The)	726	158,435

National Vision Holdings, Inc. *	1,201	38,954

O’Reilly Automotive, Inc. *	239	104,788

Ross Stores, Inc.	1,512	176,004

Tractor Supply Co. (a)	715	66,847

		545,028

Technology Hardware, Storage & Peripherals — 5.4%

Apple, Inc.	1,734	509,086

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	356	82,382

Total Common Stocks (Cost $5,268,713)		9,277,996

Short-Term Investments — 3.4%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $139,991)	139,949	139,991

Investment of Cash Collateral from Securities Loaned — 1.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	164,015	164,031

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	18,429	18,429

Total Investment of Cash Collateral from Securities Loaned (Cost $182,459)		182,460

Total Short-Term Investments (Cost $322,450)		322,451

Total Investments — 102.0% (Cost $5,591,163)		9,600,447
Liabilities in Excess of Other Assets — (2.0)%		(190,358)

NET ASSETS — 100.0%		9,410,089

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $179,510,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 0.4%

HEICO Corp., Class A	85	7,568

Auto Components — 0.7%

Aptiv plc	54	5,092

BorgWarner, Inc.	153	6,639

		11,731

Automobiles — 0.8%

Tesla, Inc. *	20	8,367

Thor Industries, Inc. (a)	63	4,695

		13,062

Banks — 5.3%

Citizens Financial Group, Inc.	234	9,490

Comerica, Inc.	61	4,379

East West Bancorp, Inc.	109	5,331

Fifth Third Bancorp	410	12,590

First Republic Bank	150	17,644

Huntington Bancshares, Inc.	458	6,911

M&T Bank Corp.	91	15,375

TCF Financial Corp.	64	2,984

Truist Financial Corp.	226	12,744

Zions Bancorp NA	68	3,536

		90,984

Beverages — 0.6%

Constellation Brands, Inc., Class A	37	7,044

Keurig Dr Pepper, Inc.	128	3,695

		10,739

Biotechnology — 1.7%

Agios Pharmaceuticals, Inc. *	48	2,275

Alnylam Pharmaceuticals, Inc. *	37	4,299

BioMarin Pharmaceutical, Inc. *	29	2,482

Exact Sciences Corp. *	96	8,895

Exelixis, Inc. *	236	4,162

Intercept Pharmaceuticals, Inc. *	32	3,947

Sage Therapeutics, Inc. *	42	3,051

		29,111

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	249	16,287

Capital Markets — 4.4%

Ameriprise Financial, Inc.	64	10,625

MarketAxess Holdings, Inc.	14	5,383

MSCI, Inc.	30	7,787

Nasdaq, Inc.	68	7,299

Northern Trust Corp.	92	9,793

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Raymond James Financial, Inc.	103	9,228

S&P Global, Inc.	32	8,856

T. Rowe Price Group, Inc.	111	13,575

TD Ameritrade Holding Corp.	58	2,872

		75,418

Chemicals — 0.6%

Sherwin-Williams Co. (The)	17	9,968

Commercial Services & Supplies — 1.5%

Copart, Inc. *	141	12,849

Waste Connections, Inc.	148	13,447

		26,296

Communications Equipment — 0.5%

Arista Networks, Inc. *	33	6,743

CommScope Holding Co., Inc. *	151	2,145

		8,888

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	31	8,576

Vulcan Materials Co.	87	12,559

		21,135

Consumer Finance — 0.1%

Ally Financial, Inc.	39	1,198

Containers & Packaging — 2.5%

Avery Dennison Corp.	77	10,092

Ball Corp.	273	17,639

Silgan Holdings, Inc.	278	8,649

Westrock Co.	158	6,790

		43,170

Distributors — 0.3%

Genuine Parts Co.	52	5,532

Diversified Consumer Services — 0.4%

Bright Horizons Family Solutions, Inc. *	50	7,554

Electric Utilities — 2.1%

Edison International	132	9,931

Entergy Corp.	72	8,647

Xcel Energy, Inc.	289	18,342

		36,920

Electrical Equipment — 2.6%

Acuity Brands, Inc.	58	7,957

AMETEK, Inc.	214	21,356

Generac Holdings, Inc. *	91	9,162

Hubbell, Inc.	37	5,459

		43,934

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 4.7%

Amphenol Corp., Class A	198	21,408

Arrow Electronics, Inc. *	82	6,922

CDW Corp.	69	9,904

FLIR Systems, Inc.	95	4,949

Keysight Technologies, Inc. *	178	18,263

SYNNEX Corp.	46	5,944

Zebra Technologies Corp., Class A *	51	13,062

		80,452

Entertainment — 1.3%

Spotify Technology SA *	71	10,683

Take-Two Interactive Software, Inc. *	100	12,241

		22,924

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Campus Communities, Inc.	99	4,672

American Homes 4 Rent, Class A	206	5,394

AvalonBay Communities, Inc.	54	11,411

Boston Properties, Inc.	81	11,120

Brixmor Property Group, Inc.	333	7,188

Essex Property Trust, Inc.	23	6,790

Federal Realty Investment Trust	67	8,568

JBG SMITH Properties	88	3,508

Kimco Realty Corp.	295	6,103

Outfront Media, Inc.	213	5,716

Rayonier, Inc.	206	6,733

Regency Centers Corp.	75	4,754

Ventas, Inc.	64	3,690

Vornado Realty Trust	125	8,328

Weyerhaeuser Co.	184	5,556

WP Carey, Inc.	43	3,479

		103,010

Food & Staples Retailing — 0.3%

Kroger Co. (The)	195	5,640

Food Products — 0.4%

Post Holdings, Inc. *	69	7,529

Gas Utilities — 0.4%

National Fuel Gas Co.	151	7,047

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	53	11,650

Insulet Corp. * (a)	53	9,096

ResMed, Inc.	67	10,420

Zimmer Biomet Holdings, Inc.	77	11,600

		42,766

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. *	115	3,824

AmerisourceBergen Corp.	97	8,289

Centene Corp. *	105	6,632

Cigna Corp.	35	7,235

Henry Schein, Inc. *	92	6,142

Humana, Inc.	12	4,426

Laboratory Corp. of America Holdings *	55	9,303

Universal Health Services, Inc., Class B	57	8,213

WellCare Health Plans, Inc. *	37	12,269

		66,333

Health Care Technology — 1.0%

Teladoc Health, Inc. *	104	8,744

Veeva Systems, Inc., Class A *	55	7,733

		16,477

Hotels, Restaurants & Leisure — 1.7%

Chipotle Mexican Grill, Inc. *	7	5,687

Hilton Worldwide Holdings, Inc.	175	19,444

Red Rock Resorts, Inc., Class A	203	4,852

		29,983

Household Durables — 1.6%

Garmin Ltd.	69	6,732

Mohawk Industries, Inc. *	61	8,263

Newell Brands, Inc.	284	5,449

NVR, Inc. *	2	7,461

		27,905

Household Products — 0.4%

Energizer Holdings, Inc. (a)	125	6,294

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	79	12,806

Insurance — 4.1%

Alleghany Corp. *	8	6,480

Hartford Financial Services Group, Inc. (The)	184	11,204

Lincoln National Corp.	107	6,342

Loews Corp.	307	16,125

Marsh & McLennan Cos., Inc.	74	8,296

Principal Financial Group, Inc.	35	1,949

Progressive Corp. (The)	182	13,170

Unum Group	40	1,176

WR Berkley Corp.	81	5,613

		70,355

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	83	8,936

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.0%

Black Knight, Inc. *	79	5,076

Booz Allen Hamilton Holding Corp.	178	12,650

Fidelity National Information Services, Inc.	27	3,720

Fiserv, Inc. *	196	22,635

FleetCor Technologies, Inc. *	28	7,970

Global Payments, Inc.	142	25,887

Jack Henry & Associates, Inc.	52	7,588

MongoDB, Inc. *	32	4,264

Okta, Inc. *	57	6,555

Shopify, Inc., Class A (Canada) *	18	7,270

		103,615

Life Sciences Tools & Services — 0.3%

Illumina, Inc. *	13	4,477

Machinery — 4.2%

Gardner Denver Holdings, Inc. *	86	3,165

IDEX Corp.	46	7,927

Ingersoll-Rand plc	103	13,732

ITT, Inc.	66	4,901

Lincoln Electric Holdings, Inc.	53	5,089

Middleby Corp. (The) *	65	7,128

Nordson Corp.	42	6,766

Parker-Hannifin Corp.	23	4,785

Snap-on, Inc.	53	9,059

Stanley Black & Decker, Inc.	56	9,304

		71,856

Media — 1.7%

DISH Network Corp., Class A *	152	5,386

Liberty Broadband Corp., Class C *	45	5,649

Liberty Media Corp.-Liberty SiriusXM, Class C *	187	9,007

New York Times Co. (The), Class A	154	4,968

ViacomCBS, Inc.	97	4,079

		29,089

Multiline Retail — 1.1%

Dollar General Corp.	60	9,418

Kohl’s Corp.	110	5,586

Nordstrom, Inc. (a)	89	3,640

		18,644

Multi-Utilities — 2.8%

CMS Energy Corp.	277	17,407

Sempra Energy	88	13,357

WEC Energy Group, Inc.	193	17,836

		48,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 3.0%

Cabot Oil & Gas Corp.	384	6,690

Concho Resources, Inc.	66	5,807

Diamondback Energy, Inc.	158	14,651

EQT Corp.	220	2,397

Equitrans Midstream Corp.	209	2,790

PBF Energy, Inc., Class A	177	5,561

Williams Cos., Inc. (The)	576	13,667

		51,563

Personal Products — 0.2%

Coty, Inc., Class A	224	2,518

Pharmaceuticals — 1.1%

Catalent, Inc. *	83	4,659

Elanco Animal Health, Inc. *	196	5,765

Jazz Pharmaceuticals plc *	62	9,239

		19,663

Professional Services — 1.4%

CoStar Group, Inc. *	13	8,015

FTI Consulting, Inc. *	44	4,830

IHS Markit Ltd. *	153	11,495

		24,340

Real Estate Management & Development — 1.4%

CBRE Group, Inc., Class A *	348	21,351

Cushman & Wakefield plc *	158	3,237

		24,588

Road & Rail — 0.7%

Lyft, Inc., Class A *	84	3,602

Old Dominion Freight Line, Inc.	45	8,446

		12,048

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. *	588	26,950

Analog Devices, Inc.	33	3,926

KLA Corp.	57	10,234

Lam Research Corp.	50	14,547

Marvell Technology Group Ltd.	280	7,443

Microchip Technology, Inc. (a)	57	5,992

Xilinx, Inc.	102	9,972

		79,064

Software — 5.2%

Anaplan, Inc. *	107	5,596

Crowdstrike Holdings, Inc., Class A *	73	3,636

Fair Isaac Corp. *	16	6,148

Intuit, Inc.	28	7,314

Paycom Software, Inc. *	23	6,152

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Proofpoint, Inc. *	41	4,728

RingCentral, Inc., Class A *	37	6,273

ServiceNow, Inc. *	22	6,177

Slack Technologies, Inc., Class A *	72	1,608

Splunk, Inc. *	52	7,851

Synopsys, Inc. *	159	22,120

Trade Desk, Inc. (The), Class A * (a)	38	9,792

Zscaler, Inc. * (a)	59	2,760

		90,155

Specialty Retail — 5.5%

AutoZone, Inc. *	11	13,044

Best Buy Co., Inc.	109	9,578

Burlington Stores, Inc. *	38	8,633

Gap, Inc. (The)	257	4,538

National Vision Holdings, Inc. *	178	5,757

O’Reilly Automotive, Inc. *	54	23,665

Ross Stores, Inc.	109	12,726

Tiffany & Co.	64	8,542

Tractor Supply Co.	95	8,895

		95,378

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	57	13,281

PVH Corp.	64	6,685

Ralph Lauren Corp.	68	7,957

		27,923

Trading Companies & Distributors — 0.2%

MSC Industrial Direct Co., Inc., Class A	51	4,016

Total Common Stocks (Cost $983,717)		1,675,489

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.1%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $44,045)	44,031	44,045

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	3,010	3,010

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	6,945	6,945

Total Investment of Cash Collateral from Securities Loaned (Cost $9,955)		9,955

Total Short-Term Investments (Cost $54,000)		54,000

Total Investments — 100.4% (Cost $1,037,717)		1,729,489
Liabilities in Excess of Other Assets — (0.4)%		(6,470)

NET ASSETS — 100.0%		1,723,019

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $9,779,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.1%

Aerospace & Defense — 0.9%

HEICO Corp., Class A	484	43,322

Auto Components — 0.6%

Aptiv plc	307	29,118

Automobiles — 1.5%

Tesla, Inc. * (a)	114	47,731

Thor Industries, Inc. (a)	362	26,893

		74,624

Banks — 1.6%

East West Bancorp, Inc.	627	30,518

First Republic Bank (a)	410	48,154

		78,672

Biotechnology — 3.4%

Agios Pharmaceuticals, Inc. * (a)	273	13,026

Alnylam Pharmaceuticals, Inc. *	214	24,600

BioMarin Pharmaceutical, Inc. *	168	14,196

Exact Sciences Corp. *	552	51,003

Exelixis, Inc. *	1,352	23,826

Intercept Pharmaceuticals, Inc. * (a)	182	22,587

Sage Therapeutics, Inc. *	240	17,333

		166,571

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	772	50,410

Capital Markets — 3.8%

MarketAxess Holdings, Inc.	81	30,708

MSCI, Inc.	173	44,665

Nasdaq, Inc.	390	41,769

S&P Global, Inc.	185	50,468

TD Ameritrade Holding Corp.	331	16,447

		184,057

Commercial Services & Supplies — 3.1%

Copart, Inc. *	809	73,552

Waste Connections, Inc. (a)	842	76,444

		149,996

Communications Equipment — 0.8%

Arista Networks, Inc. * (a)	190	38,548

Construction Materials — 1.5%

Vulcan Materials Co.	494	71,140

Containers & Packaging — 2.5%

Avery Dennison Corp.	441	57,744

Ball Corp. (a)	996	64,440

		122,184

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Bright Horizons Family Solutions, Inc. *	288	43,269

Electrical Equipment — 2.5%

AMETEK, Inc.	676	67,404

Generac Holdings, Inc. *	521	52,428

		119,832

Electronic Equipment, Instruments & Components — 5.2%

Amphenol Corp., Class A	683	73,957

FLIR Systems, Inc.	544	28,321

Keysight Technologies, Inc. *	722	74,140

Zebra Technologies Corp., Class A *	292	74,691

		251,109

Entertainment — 2.7%

Spotify Technology SA *	409	61,136

Take-Two Interactive Software, Inc. *	572	70,067

		131,203

Health Care Equipment & Supplies — 3.7%

DexCom, Inc. *	303	66,256

Insulet Corp. * (a)	302	51,737

ResMed, Inc. (a)	385	59,633

		177,626

Health Care Providers & Services — 2.7%

Acadia Healthcare Co., Inc. * (a)	659	21,883

Centene Corp. *	604	37,954

WellCare Health Plans, Inc. *	213	70,203

		130,040

Health Care Technology — 1.9%

Teladoc Health, Inc. *	594	49,722

Veeva Systems, Inc., Class A *	315	44,273

		93,995

Hotels, Restaurants & Leisure — 2.7%

Chipotle Mexican Grill, Inc. *	39	32,396

Hilton Worldwide Holdings, Inc.	635	70,388

Red Rock Resorts, Inc., Class A	1,159	27,768

		130,552

Household Durables — 1.7%

Garmin Ltd.	395	38,520

NVR, Inc. *	12	43,797

		82,317

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	246	39,780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 0.8%

Progressive Corp. (The)	521	37,708

IT Services — 11.3%

Black Knight, Inc. *	451	29,048

Booz Allen Hamilton Holding Corp.	1,018	72,410

Fidelity National Information Services, Inc.	153	21,301

Fiserv, Inc. *	1,121	129,610

FleetCor Technologies, Inc. *	158	45,316

Global Payments, Inc.	811	148,093

MongoDB, Inc. * (a)	185	24,348

Okta, Inc. *	325	37,518

Shopify, Inc., Class A (Canada) *	104	41,508

		549,152

Life Sciences Tools & Services — 0.5%

Illumina, Inc. *	77	25,669

Machinery — 4.5%

Gardner Denver Holdings, Inc. * (a)	498	18,256

Ingersoll-Rand plc	591	78,595

Nordson Corp.	238	38,740

Parker-Hannifin Corp.	133	27,333

Stanley Black & Decker, Inc.	322	53,285

		216,209

Media — 0.6%

New York Times Co. (The), Class A (a)	884	28,445

Multiline Retail — 1.1%

Dollar General Corp. (a)	345	53,876

Oil, Gas & Consumable Fuels — 0.7%

Concho Resources, Inc.	379	33,174

Pharmaceuticals — 2.3%

Catalent, Inc. *	474	26,675

Elanco Animal Health, Inc. *	1,120	32,993

Jazz Pharmaceuticals plc * (a)	355	52,930

		112,598

Professional Services — 2.9%

CoStar Group, Inc. *	77	45,889

FTI Consulting, Inc. *	250	27,632

IHS Markit Ltd. *	873	65,796

		139,317

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	915	56,088

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.4%

Lyft, Inc., Class A *	479	20,619

Old Dominion Freight Line, Inc.	255	48,356

		68,975

Semiconductors & Semiconductor Equipment — 8.8%

Advanced Micro Devices, Inc. *	3,343	153,301

KLA Corp.	329	58,582

Lam Research Corp.	285	83,331

Marvell Technology Group Ltd.	1,604	42,606

Microchip Technology, Inc. (a)	328	34,296

Xilinx, Inc.	578	56,491

		428,607

Software — 9.8%

Anaplan, Inc. *	610	31,964

Crowdstrike Holdings, Inc., Class A * (a)	413	20,596

Fair Isaac Corp. *	94	35,182

Intuit, Inc.	160	41,935

Paycom Software, Inc. * (a)	133	35,266

Proofpoint, Inc. *	234	26,904

RingCentral, Inc., Class A * (a)	211	35,505

ServiceNow, Inc. *	124	34,944

Slack Technologies, Inc., Class A * (a)	409	9,190

Splunk, Inc. *	300	44,967

Synopsys, Inc. *	604	84,105

Trade Desk, Inc. (The), Class A *	216	56,035

Zscaler, Inc. * (a)	339	15,782

		472,375

Specialty Retail — 7.1%

Burlington Stores, Inc. *	217	49,414

National Vision Holdings, Inc. *	1,016	32,958

O’Reilly Automotive, Inc. *	309	135,495

Ross Stores, Inc.	625	72,784

Tractor Supply Co.	545	50,953

		341,604

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	328	76,034

Total Common Stocks (Cost $3,362,507)		4,848,196

Short-Term Investments — 4.3%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $56,417)	56,400	56,417

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	133,026	133,039

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	17,244	17,244

Total Investment of Cash Collateral from Securities Loaned (Cost $150,285)		150,283

Total Short-Term Investments (Cost $206,702)		206,700

Total Investments — 104.4% (Cost $3,569,209)		5,054,896
Liabilities in Excess of Other Assets — (4.4)%		(212,650)

NET ASSETS — 100.0%		4,842,246

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $147,700,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Auto Components — 0.8%

BorgWarner, Inc. (a)	3,136	136,042

Banks — 9.1%

Citizens Financial Group, Inc.	4,781	194,157

Comerica, Inc.	883	63,330

Fifth Third Bancorp	8,371	257,319

First Republic Bank	1,610	189,044

Huntington Bancshares, Inc.	9,389	141,585

M&T Bank Corp.	1,928	327,330

TCF Financial Corp.	1,317	61,625

Truist Financial Corp.	4,538	255,557

Zions Bancorp NA (a)	1,403	72,836

		1,562,783

Beverages — 1.3%

Constellation Brands, Inc., Class A	760	144,274

Keurig Dr Pepper, Inc. (a)	2,625	75,986

		220,260

Building Products — 0.9%

Fortune Brands Home & Security, Inc.	2,345	153,193

Capital Markets — 5.1%

Ameriprise Financial, Inc.	1,279	213,070

Northern Trust Corp.	1,885	200,276

Raymond James Financial, Inc.	2,110	188,777

T. Rowe Price Group, Inc.	2,234	272,228

		874,351

Chemicals — 1.2%

Sherwin-Williams Co. (The)	349	203,832

Communications Equipment — 0.3%

CommScope Holding Co., Inc. * (a)	3,132	44,443

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	628	175,538

Consumer Finance — 0.1%

Ally Financial, Inc.	812	24,825

Containers & Packaging — 2.6%

Ball Corp. (a)	2,022	130,748

Silgan Holdings, Inc.	5,695	176,994

Westrock Co.	3,243	139,174

		446,916

Distributors — 0.7%

Genuine Parts Co. (a)	1,068	113,478

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 4.4%

Edison International	2,694	203,136

Entergy Corp.	1,464	175,382

Xcel Energy, Inc.	5,899	374,526

		753,044

Electrical Equipment — 2.7%

Acuity Brands, Inc.	1,181	162,921

AMETEK, Inc.	1,964	195,935

Hubbell, Inc.	758	111,986

		470,842

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	1,580	171,050

Arrow Electronics, Inc. *	1,674	141,840

CDW Corp.	1,309	187,043

Keysight Technologies, Inc. *	1,046	107,374

SYNNEX Corp.	929	119,686

		726,993

Equity Real Estate Investment Trusts (REITs) — 11.9%

American Campus Communities, Inc.	2,040	95,928

American Homes 4 Rent, Class A	4,222	110,651

AvalonBay Communities, Inc.	1,112	233,245

Boston Properties, Inc.	1,649	227,323

Brixmor Property Group, Inc.	6,811	147,192

Essex Property Trust, Inc. (a)	462	139,063

Federal Realty Investment Trust	1,362	175,330

JBG SMITH Properties	1,810	72,209

Kimco Realty Corp.	6,039	125,073

Outfront Media, Inc.	4,373	117,276

Rayonier, Inc.	4,212	137,981

Regency Centers Corp.	1,547	97,610

Ventas, Inc.	1,315	75,912

Vornado Realty Trust	2,563	170,462

Weyerhaeuser Co.	3,774	113,975

		2,039,230

Food & Staples Retailing — 0.7%

Kroger Co. (The)	3,992	115,734

Food Products — 0.9%

Post Holdings, Inc. *	1,413	154,178

Gas Utilities — 0.8%

National Fuel Gas Co. (a)	3,102	144,362

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	1,621	242,688

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.2%

AmerisourceBergen Corp. (a)	1,995	169,620

Cigna Corp.	725	148,183

Henry Schein, Inc. *	1,887	125,875

Humana, Inc.	253	92,588

Laboratory Corp. of America Holdings *	1,125	190,304

Universal Health Services, Inc., Class B	1,198	171,822

		898,392

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	1,321	146,469

Household Durables — 1.6%

Mohawk Industries, Inc. *	1,240	169,085

Newell Brands, Inc.	5,709	109,722

		278,807

Household Products — 0.8%

Energizer Holdings, Inc. (a)	2,569	129,031

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	743	120,213

Insurance — 7.6%

Alleghany Corp. *	166	132,828

Hartford Financial Services Group, Inc. (The)	3,769	229,025

Lincoln National Corp.	2,203	130,004

Loews Corp.	6,274	329,347

Marsh & McLennan Cos., Inc.	1,524	169,819

Principal Financial Group, Inc.	735	40,451

Progressive Corp. (The)	1,864	134,957

Unum Group	847	24,696

WR Berkley Corp.	1,629	112,554

		1,303,681

Internet & Direct Marketing Retail — 1.1%

Expedia Group, Inc.	1,677	181,380

IT Services — 0.9%

Jack Henry & Associates, Inc.	1,066	155,331

Machinery — 4.1%

IDEX Corp.	944	162,294

ITT, Inc.	1,362	100,657

Lincoln Electric Holdings, Inc. (a)	1,080	104,475

Middleby Corp. (The) *	1,333	145,960

Snap-on, Inc.	1,094	185,371

		698,757

Media — 2.9%

DISH Network Corp., Class A * (a)	3,115	110,490

Liberty Broadband Corp., Class C *	921	115,878

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class C *	3,828	184,287

ViacomCBS, Inc.	1,999	83,901

		494,556

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc.	2,257	56,102

Multiline Retail — 1.1%

Kohl’s Corp. (a)	2,250	114,629

Nordstrom, Inc. (a)	1,834	75,051

		189,680

Multi-Utilities — 5.8%

CMS Energy Corp.	5,656	355,452

Sempra Energy	1,802	272,938

WEC Energy Group, Inc. (a)	3,949	364,219

		992,609

Oil, Gas & Consumable Fuels — 5.5%

Cabot Oil & Gas Corp.	7,795	135,716

Diamondback Energy, Inc.	3,201	297,250

EQT Corp.	4,700	51,230

Equitrans Midstream Corp. (a)	4,331	57,865

PBF Energy, Inc., Class A	3,636	114,075

Williams Cos., Inc. (The)	11,774	279,284

		935,420

Personal Products — 0.3%

Coty, Inc., Class A (a)	4,622	51,995

Real Estate Management & Development — 1.7%

CBRE Group, Inc., Class A *	3,780	231,673

Cushman & Wakefield plc *	3,266	66,750

		298,423

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc.	680	80,785

Software — 0.9%

Synopsys, Inc. *	1,082	150,565

Specialty Retail — 4.2%

AutoZone, Inc. *	220	261,687

Best Buy Co., Inc.	2,187	192,062

Gap, Inc. (The)	5,276	93,273

Tiffany & Co.	1,308	174,860

		721,882

Textiles, Apparel & Luxury Goods — 1.7%

PVH Corp.	1,303	137,010

Ralph Lauren Corp.	1,390	162,938

		299,948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
Common Stocks — continued

Trading Companies & Distributors — 0.5%

MSC Industrial Direct Co., Inc., Class A	1,053	82,610

Total Common Stocks (Cost $9,993,800)		16,869,368

Short-Term Investments — 2.6%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (b) (c) (Cost $252,935)	252,859	252,935

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (b) (c)	174,019	174,037

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (b) (c)	21,933	21,933

Total Investment of Cash Collateral from Securities Loaned (Cost $195,970)		195,970

Total Short-term Investments (Cost $448,905)		448,905

Total Investments — 101.0% (Cost $10,442,705)		17,318,273
Liabilities in Excess of Other Assets — (1.0)%		(174,962)

NET ASSETS — 100.0%		17,143,311

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $193,021,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Aerospace & Defense — 1.3%

General Dynamics Corp.	201	35,358

United Technologies Corp.	813	121,765

		157,123

Airlines — 2.0%

Delta Air Lines, Inc.	3,258	190,504

Southwest Airlines Co.	910	49,138

		239,642

Banks — 15.2%

Bank of America Corp.	13,053	459,730

Citigroup, Inc.	2,043	163,178

Citizens Financial Group, Inc.	3,338	135,553

Fifth Third Bancorp	2,095	64,411

First Republic Bank (a)	554	65,086

M&T Bank Corp.	1,000	169,804

PNC Financial Services Group, Inc. (The)	1,606	256,442

Truist Financial Corp.	2,792	157,258

US Bancorp (a)	1,946	115,402

Wells Fargo & Co.	4,319	232,364

		1,819,228

Beverages — 0.4%

Keurig Dr Pepper, Inc. (a)	1,765	51,093

Biotechnology — 0.8%

AbbVie, Inc.	1,027	90,940

Capital Markets — 4.5%

Charles Schwab Corp. (The)	2,477	117,806

Invesco Ltd. (a)	1,727	31,049

Morgan Stanley	3,211	164,168

Northern Trust Corp. (a)	756	80,302

T. Rowe Price Group, Inc.	1,148	139,841

		533,166

Chemicals — 0.2%

AdvanSix, Inc. *	952	18,996

Communications Equipment — 1.2%

Cisco Systems, Inc.	1,956	93,819

CommScope Holding Co., Inc. *	3,770	53,491

		147,310

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	523	146,385

Consumer Finance — 3.2%

American Express Co.	950	118,253

Capital One Financial Corp.	2,578	265,342

		383,595

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.0%

Ball Corp.	1,809	116,960

Graphic Packaging Holding Co.	4,600	76,596

Packaging Corp. of America (a)	798	89,323

Westrock Co.	1,752	75,173

		358,052

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	711	161,042

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	2,951	181,190

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,734	163,872

Duke Energy Corp. (a)	707	64,466

Edison International	849	64,016

Entergy Corp.	496	59,409

NextEra Energy, Inc.	589	142,703

Xcel Energy, Inc. (a)	2,458	156,030

		650,496

Electronic Equipment, Instruments & Components — 0.6%

Arrow Electronics, Inc. *	855	72,454

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Homes 4 Rent, Class A	2,340	61,344

Brixmor Property Group, Inc.	3,456	74,689

EastGroup Properties, Inc.	255	33,830

Federal Realty Investment Trust	475	61,121

Kimco Realty Corp.	3,797	78,629

Mid-America Apartment Communities, Inc. (a)	733	96,673

Outfront Media, Inc.	2,700	72,412

Public Storage	564	120,024

Rayonier, Inc.	2,171	71,118

Weyerhaeuser Co.	1,448	43,742

		713,582

Food & Staples Retailing — 0.9%

Walgreens Boots Alliance, Inc.	1,837	108,321

Food Products — 0.8%

Post Holdings, Inc. *	876	95,549

Health Care Equipment & Supplies — 0.8%

Medtronic plc	796	90,340

Health Care Providers & Services — 2.3%

AmerisourceBergen Corp.	702	59,667

HCA Healthcare, Inc.	427	63,136

UnitedHealth Group, Inc.	515	151,351

		274,154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.0%

Brinker International, Inc. (a)	1,419	59,609

Hilton Worldwide Holdings, Inc.	481	53,393

		113,002

Household Products — 2.3%

Clorox Co. (The)	212	32,612

Energizer Holdings, Inc. (a)	1,723	86,507

Procter & Gamble Co. (The)	1,280	159,902

		279,021

Industrial Conglomerates — 1.6%

Carlisle Cos., Inc.	381	61,728

Honeywell International, Inc.	739	130,824

		192,552

Insurance — 7.6%

Alleghany Corp. *	69	55,007

American International Group, Inc.	1,804	92,589

Chubb Ltd.	607	94,555

Fairfax Financial Holdings Ltd. (Canada) (a)	133	62,292

Hartford Financial Services Group, Inc. (The)	1,491	90,595

Loews Corp.	4,182	219,487

Marsh & McLennan Cos., Inc.	796	88,665

Prudential Financial, Inc.	389	36,422

Travelers Cos., Inc. (The) (a)	1,267	173,484

		913,096

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	47	96,731

Machinery — 2.2%

Dover Corp.	937	108,035

Illinois Tool Works, Inc. (a)	594	106,732

Middleby Corp. (The) *	447	48,977

		263,744

Media — 3.6%

Charter Communications, Inc., Class A *	280	135,962

DISH Network Corp., Class A *	2,644	93,794

Entercom Communications Corp., Class A (a)	8,332	38,662

Nexstar Media Group, Inc., Class A	796	93,313

ViacomCBS, Inc.	1,508	63,277

		425,008

Multiline Retail — 1.3%

Kohl’s Corp.	1,585	80,741

Nordstrom, Inc. (a)	1,713	70,109

		150,850

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.3%

NiSource, Inc. (a)	1,060	29,510

Oil, Gas & Consumable Fuels — 8.8%

Cabot Oil & Gas Corp.	2,396	41,718

Chevron Corp.	1,793	216,038

ConocoPhillips	2,923	190,106

Diamondback Energy, Inc.	1,111	103,158

EQT Corp.	3,684	40,157

Equitrans Midstream Corp. (a)	3,051	40,766

Kinder Morgan, Inc.	5,649	119,593

Marathon Petroleum Corp.	1,598	96,292

PBF Energy, Inc., Class A	1,415	44,394

Phillips 66	526	58,577

Williams Cos., Inc. (The)	4,257	100,974

		1,051,773

Personal Products — 0.3%

Coty, Inc., Class A (a)	3,438	38,683

Pharmaceuticals — 6.6%

Allergan plc	626	119,612

Bristol-Myers Squibb Co.	2,252	144,562

Johnson & Johnson	1,079	157,440

Merck & Co., Inc.	1,898	172,609

Pfizer, Inc.	5,013	196,418

		790,641

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	1,966	120,471

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	818	97,235

QUALCOMM, Inc.	318	28,051

Texas Instruments, Inc.	873	111,967

		237,253

Software — 0.9%

Microsoft Corp.	654	103,186

Specialty Retail — 3.7%

AutoZone, Inc. *	121	144,690

Best Buy Co., Inc.	846	74,259

Home Depot, Inc. (The)	317	69,187

Murphy USA, Inc. *	567	66,306

Tiffany & Co.	686	91,669

		446,111

Technology Hardware, Storage & Peripherals — 0.2%

Hewlett Packard Enterprise Co.	1,687	26,753

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.4%

Columbia Sportswear Co. (a)	502	50,339

Total Common Stocks (Cost $7,898,925)		11,621,382

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡ (Cost $—)	2,982	—	(c)

	SHARES (000)
Short-Term Investments — 4.3%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $322,392)	322,295	322,392

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	157,003	157,018

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	31,883	31,883

Total Investment of Cash Collateral from Securities Loaned (Cost $188,897)		188,901

Total Short-term Investments (Cost $511,289)		511,293

Total Investments — 101.6% (Cost $8,410,214)		12,132,675

Liabilities in Excess of Other Assets — (1.6)%		(185,473)

NET ASSETS — 100.0%		11,947,202

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $185,815,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$9,277,996	$1,675,489	$4,848,196
Investments in affiliates, at value	139,991	44,045	56,417
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	182,460	9,955	150,283
Cash	218	623	106
Receivables:
Investment securities sold	—	1,424	1,416
Fund shares sold	7,095	1,937	7,557
Dividends from non-affiliates	336	1,867	834
Dividends from affiliates	7	2	3
Securities lending income (See Note 2.B.)	45	8	100

Total Assets	9,608,148	1,735,350	5,064,912

LIABILITIES:
Payables:
Investment securities purchased	—	113	552
Collateral received on securities loaned (See Note 2.B.)	182,460	9,955	150,283
Fund shares redeemed	8,326	957	67,941
Accrued liabilities:
Investment advisory fees	4,320	827	2,655
Administration fees	591	40	307
Distribution fees	933	117	297
Service fees	1,048	167	417
Custodian and accounting fees	34	15	18
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Other	346	139	196

Total Liabilities	198,059	12,331	222,666

Net Assets	$9,410,089	$1,723,019	$4,842,246

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,178,040	$791,137	$3,296,637
Total distributable earnings (loss)	4,232,049	931,882	1,545,609

Total Net Assets	$9,410,089	$1,723,019	$4,842,246

Net Assets:
Class A	$1,943,737	$485,874	$1,038,915
Class C	834,197	23,421	84,281
Class I	2,277,130	295,590	1,093,077
Class R2	135	547	39,758
Class R3	687	—	39,109
Class R4	17,336	—	9,959
Class R5	119,957	5,040	493,498
Class R6	4,216,910	912,547	2,043,649

Total	$9,410,089	$1,723,019	$4,842,246

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	89,150	9,803	31,828
Class C	45,018	495	3,456
Class I	100,488	5,863	28,345
Class R2	6	11	1,111
Class R3	32	—	1,026
Class R4	765	—	259
Class R5	5,171	100	12,600
Class R6	180,384	18,099	51,886

Net Asset Value (a):
Class A — Redemption price per share	$21.80	$49.56	$32.64
Class C — Offering price per share (b)	18.53	47.32	24.39
Class I — Offering and redemption price per share	22.66	50.42	38.56
Class R2 — Offering and redemption price per share	21.64	49.03	35.79
Class R3 — Offering and redemption price per share	21.81	—	38.11
Class R4 — Offering and redemption price per share	22.66	—	38.47
Class R5 — Offering and redemption price per share	23.20	50.42	39.17
Class R6 — Offering and redemption price per share	23.38	50.42	39.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.01	$52.31	$34.45

Cost of investments in non-affiliates	$5,268,713	$983,717	$3,362,507
Cost of investments in affiliates	139,991	44,045	56,417
Investment securities on loan, at value (See Note 2.B.)	179,510	9,779	147,700
Cost of investment of cash collateral (See Note 2.B.)	182,459	9,955	150,285

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,869,368	$11,621,382
Investments in affiliates, at value	252,935	322,392
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	195,970	188,901
Cash	551	673
Receivables:
Investment securities sold	33,384	—
Fund shares sold	20,382	8,570
Dividends from non-affiliates	35,172	10,906
Dividends from affiliates	12	16
Securities lending income (See Note 2.B.)	54	53

Total Assets	17,407,828	12,152,893

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	195,970	188,901
Fund shares redeemed	55,523	8,211
Accrued liabilities:
Investment advisory fees	9,327	5,462
Administration fees	936	717
Distribution fees	484	593
Service fees	1,101	1,130
Custodian and accounting fees	67	48
Trustees’ and Chief Compliance Officer’s fees	1	1
Other	1,108	628

Total Liabilities	264,517	205,691

Net Assets	$17,143,311	$11,947,202

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,135,027	$8,134,737
Total distributable earnings (loss)	7,008,284	3,812,465

Total Net Assets	$17,143,311	$11,947,202

Net Assets:
Class A	$1,632,529	$1,239,813
Class C	145,229	522,311
Class I	2,704,051	2,569,941
Class L	8,756,795	2,537,783
Class R2	74,409	74
Class R3	79,886	1,932
Class R4	25,663	29,803
Class R5	90,977	7,931
Class R6	3,633,772	5,037,614

Total	$17,143,311	$11,947,202

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	42,157	33,384
Class C	3,910	14,098
Class I	69,036	68,866
Class L	220,732	67,994
Class R2	2,013	2
Class R3	2,082	53
Class R4	659	802
Class R5	2,296	213
Class R6	91,652	135,143

Net Asset Value (a):
Class A – Redemption price per share	$38.72	$37.14
Class C – Offering price per share (b)	37.14	37.05
Class I – Offering and redemption price per share	39.17	37.32
Class L – Offering and redemption price per share	39.67	37.32
Class R2 – Offering and redemption price per share	36.97	36.91
Class R3 – Offering and redemption price per share	38.36	36.73
Class R4 – Offering and redemption price per share	38.96	37.14
Class R5 – Offering and redemption price per share	39.62	37.25
Class R6 – Offering and redemption price per share	39.65	37.28
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$40.87	$39.20

Cost of investments in non-affiliates	$9,993,800	$7,898,925
Cost of investments in affiliates	252,935	322,392
Investment securities on loan, at value (See Note 2.B.)	193,021	185,815
Cost of investment of cash collateral (See Note 2.B.)	195,970	188,897

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$— (a)	$— (a)
Interest income from affiliates	1	— (a)	— (a)
Dividend income from non-affiliates	31,224	14,330	11,871
Dividend income from affiliates	2,349	843	1,375
Income from securities lending (net) (See Note 2.B.)	302	111	597

Total investment income	33,876	15,284	13,843

EXPENSES:
Investment advisory fees	26,152	7,486	15,155
Administration fees	3,456	864	1,749
Distribution fees:
Class A	2,327	583	1,256
Class C	2,997	87	307
Class R2	— (a)	2	99
Class R3	1	—	44
Service fees:
Class A	2,327	583	1,256
Class C	999	29	102
Class I	2,657	358	1,351
Class R2	— (a)	1	49
Class R3	1	—	44
Class R4	21	—	12
Class R5	58	3	237
Custodian and accounting fees	124	41	65
Professional fees	76	42	50
Trustees’ and Chief Compliance Officer’s fees	31	18	22
Printing and mailing costs	242	103	145
Registration and filing fees	181	73	89
Transfer agency fees (See Note 2.E.)	155	31	238
Other	77	23	33

Total expenses	41,882	10,327	22,303

Less fees waived	(1,150)	(1,371)	(823)
Less expense reimbursements	(7)	— (a)	(13)

Net expenses	40,725	8,956	21,467

Net investment income (loss)	(6,849)	6,328	(7,624)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	736,656	329,267	223,040
Investments in affiliates	4	8	7

Net realized gain (loss)	736,660	329,275	223,047

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	172,953	(228,757)	147,470
Investments in affiliates	(34)	(14)	(27)

Change in net unrealized appreciation/depreciation	172,919	(228,771)	147,443

Net realized/unrealized gains (losses)	909,579	100,504	370,490

Change in net assets resulting from operations	$902,730	$106,832	$362,866

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	—	—	(a)
Dividend income from non-affiliates	171,638	133,349
Dividend income from affiliates	5,470	3,151
Income from securities lending (net) (See Note 2.B.)	540	360

Total investment income	177,648	136,860

EXPENSES:
Investment advisory fees	54,941	31,424
Administration fees	5,490	4,060
Distribution fees:
Class A	2,027	1,533
Class C	543	1,929
Class R2	183	—	(a)
Class R3	94	3
Service fees:
Class A	2,027	1,533
Class C	181	643
Class I	3,322	3,088
Class L	4,401	1,259
Class R2	92	—	(a)
Class R3	94	2
Class R4	35	31
Class R5	48	4
Custodian and accounting fees	223	149
Professional fees	118	88
Trustees’ and Chief Compliance Officer’s fees	45	34
Printing and mailing costs	674	326
Registration and filing fees	178	195
Transfer agency fees (See Note 2.E.)	438	133
Other	143	83

Total expenses	75,297	46,517

Less fees waived	(4,369)	(1,215)
Less expense reimbursements	(13)	(14)

Net expenses	70,915	45,288

Net investment income (loss)	106,733	91,572

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	267,306	259,130
Investments in affiliates	44	(18)

Net realized gain (loss)	267,350	259,112

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	775,684	606,642
Investments in affiliates	(94)	(29)

Change in net unrealized appreciation/depreciation	775,590	606,613

Net realized/unrealized gains (losses)	1,042,940	865,725

Change in net assets resulting from operations	$1,149,673	$957,297

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,849)	$(10,145)	$6,328	$20,621
Net realized gain (loss)	736,660	629,057	329,275	205,661
Change in net unrealized appreciation/depreciation	172,919	213,962	(228,771)	42,746

Change in net assets resulting from operations	902,730	832,874	106,832	269,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,120)	(137,182)	(38,917)	(41,313)
Class C	(88,186)	(69,324)	(1,879)	(2,590)
Class I	(199,341)	(147,315)	(23,411)	(31,866)
Class R2	(12)	(5)	(49)	(47)
Class R3	(61)	(27)	—	—
Class R4	(1,510)	(957)	—	—
Class R5	(10,297)	(8,804)	(518)	(621)
Class R6	(359,755)	(334,548)	(159,341)	(209,503)

Total distributions to shareholders	(835,282)	(698,162)	(224,115)	(285,940)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,448)	562,790	(951,095)	74,601

NET ASSETS:
Change in net assets	21,000	697,502	(1,068,378)	57,689
Beginning of period	9,389,089	8,691,587	2,791,397	2,733,708

End of period	$9,410,089	$9,389,089	$1,723,019	$2,791,397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,624)	$(10,571)	$106,733	$262,116
Net realized gain (loss)	223,047	269,037	267,350	854,560
Change in net unrealized appreciation/depreciation	147,443	351,539	775,590	(449,626)

Change in net assets resulting from operations	362,866	610,005	1,149,673	667,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(82,704)	(64,068)	(76,720)	(113,824)
Class C	(8,737)	(6,859)	(6,335)	(11,787)
Class I	(75,633)	(66,577)	(133,060)	(180,706)
Class L	—	—	(443,822)	(790,206)
Class R2	(2,939)	(2,466)	(3,525)	(5,220)
Class R3	(2,669)	(1,655)	(3,809)	(4,506)
Class R4	(679)	(921)	(1,419)	(1,721)
Class R5	(33,403)	(18,376)	(4,996)	(5,681)
Class R6	(138,679)	(90,888)	(181,586)	(86,808)

Total distributions to shareholders	(345,443)	(251,810)	(855,272)	(1,200,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	266,331	283,053	(166,575)	(734,957)

NET ASSETS:
Change in net assets	283,754	641,248	127,826	(1,268,366)
Beginning of period	4,558,492	3,917,244	17,015,485	18,283,851

End of period	$4,842,246	$4,558,492	$17,143,311	$17,015,485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91,572	$207,703
Net realized gain (loss)	259,112	344,698
Change in net unrealized appreciation/depreciation	606,613	219,801

Change in net assets resulting from operations	957,297	772,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(44,981)	(75,407)
Class C	(16,494)	(31,120)
Class I	(99,554)	(161,614)
Class L	(100,871)	(175,343)
Class R2	(3)	(3)
Class R3	(70)	(123)
Class R4	(1,174)	(1,103)
Class R5	(334)	(451)
Class R6	(204,414)	(263,786)

Total distributions to shareholders	(467,895)	(708,950)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	632,040	(621,729)

NET ASSETS:
Change in net assets	1,121,442	(558,477)
Beginning of period	10,825,760	11,384,237

End of period	$11,947,202	$10,825,760

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$160,395	$403,155	$60,338	$104,599
Distributions reinvested	171,962	134,593	38,873	41,253
Cost of shares redeemed	(222,689)	(459,409)	(59,307)	(96,097)

Change in net assets resulting from Class A capital transactions	$109,668	$78,339	$39,904	$49,755

Class C
Proceeds from shares issued	$52,361	$156,438	$807	$2,104
Distributions reinvested	83,432	66,057	1,879	2,589
Cost of shares redeemed	(83,806)	(164,414)	(3,001)	(7,756)

Change in net assets resulting from Class C capital transactions	$51,987	$58,081	$(315)	$(3,063)

Class I
Proceeds from shares issued	$277,438	$749,623	$45,584	$49,175
Distributions reinvested	183,813	135,181	23,288	31,662
Cost of shares redeemed	(305,828)	(558,012)	(70,647)	(100,951)

Change in net assets resulting from Class I capital transactions	$155,423	$326,792	$(1,775)	$(20,114)

Class R2
Proceeds from shares issued	$64	$44	$268	$65
Distributions reinvested	12	5	42	40
Cost of shares redeemed	(29)	(5)	(283)	(21)

Change in net assets resulting from Class R2 capital transactions	$47	$44	$27	$84

Class R3
Proceeds from shares issued	$209	$184	$—	$—
Distributions reinvested	61	27	—	—
Cost of shares redeemed	(33)	(41)	—	—

Change in net assets resulting from Class R3 capital transactions	$237	$170	$—	$—

Class R4
Proceeds from shares issued	$1,007	$4,852	$—	$—
Distributions reinvested	1,510	957	—	—
Cost of shares redeemed	(1,765)	(2,115)	—	—

Change in net assets resulting from Class R4 capital transactions	$752	$3,694	$—	$—

Class R5
Proceeds from shares issued	$7,803	$21,008	$533	$62
Distributions reinvested	10,290	8,803	517	621
Cost of shares redeemed	(17,747)	(26,114)	(1,988)	(1,088)

Change in net assets resulting from Class R5 capital transactions	$346	$3,697	$(938)	$(405)

Class R6
Proceeds from shares issued	$670,782	$705,912	$189,876	$259,016
Distributions reinvested	358,754	333,918	159,315	209,472
Cost of shares redeemed	(1,394,444)	(947,857)	(136,474)	(420,144)
Redemptions in-kind (See Note 7)	—	—	(1,200,715)	—

Change in net assets resulting from Class R6 capital transactions	$(364,908)	$91,973	$(987,998)	$48,344

Total change in net assets resulting from capital transactions	$(46,448)	$562,790	$(951,095)	$74,601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,325	19,276	1,237	2,159
Reinvested	8,088	7,186	853	952
Redeemed	(10,068)	(22,010)	(1,216)	(1,995)

Change in Class A Shares	5,345	4,452	874	1,116

Class C
Issued	2,775	8,466	18	45
Reinvested	4,615	4,060	43	63
Redeemed	(4,438)	(9,125)	(64)	(167)

Change in Class C Shares	2,952	3,401	(3)	(59)

Class I
Issued	12,153	34,535	901	996
Reinvested	8,317	6,986	501	719
Redeemed	(13,493)	(26,418)	(1,402)	(2,083)

Change in Class I Shares	6,977	15,103	— (a)	(368)

Class R2
Issued	2	2	5	1
Reinvested	1	— (a)	1	1
Redeemed	(1)	— (a)	(6)	— (a)

Change in Class R2 Shares	2	2	— (a)	2

Class R3
Issued	11	9	—	—
Reinvested	3	1	—	—
Redeemed	(2)	(2)	—	—

Change in Class R3 Shares	12	8	—	—

Class R4
Issued	44	238	—	—
Reinvested	68	50	—	—
Redeemed	(76)	(96)	—	—

Change in Class R4 Shares	36	192	—	—

Class R5
Issued	331	934	11	2
Reinvested	455	446	11	14
Redeemed	(765)	(1,188)	(40)	(22)

Change in Class R5 Shares	21	192	(18)	(6)

Class R6
Issued	28,916	31,785	3,749	5,236
Reinvested	15,742	16,814	3,444	4,754
Redeemed	(59,824)	(43,117)	(2,709)	(8,527)
Redemptions in-kind (See Note 7)	—	—	(25,455)	—

Change in Class R6 Shares	(15,166)	5,482	(20,971)	1,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,521	$114,825	$100,052	$232,702
Distributions reinvested	80,011	61,839	69,743	101,729
Cost of shares redeemed	(103,872)	(170,138)	(229,269)	(588,500)

Change in net assets resulting from Class A capital transactions	$32,660	$6,526	$(59,474)	$(254,069)

Class C
Proceeds from shares issued	$5,022	$14,313	$6,954	$18,374
Distributions reinvested	8,149	6,348	5,516	10,374
Cost of shares redeemed	(9,659)	(24,318)	(19,763)	(86,785)

Change in net assets resulting from Class C capital transactions	$3,512	$(3,657)	$(7,293)	$(58,037)

Class I
Proceeds from shares issued	$112,137	$238,900	$237,099	$746,983
Distributions reinvested	71,080	63,129	123,074	166,354
Cost of shares redeemed	(182,392)	(444,249)	(366,664)	(1,161,145)

Change in net assets resulting from Class I capital transactions	$825	$(142,220)	$(6,491)	$(247,808)

Class L
Proceeds from shares issued	$—	$—	$480,014	$1,602,921
Distributions reinvested	—	—	394,599	713,339
Cost of shares redeemed	—	—	(1,264,957)	(4,636,220)

Change in net assets resulting from Class L capital transactions	$—	$—	$(390,344)	$(2,319,960)

Class R2
Proceeds from shares issued	$4,580	$15,230	$7,523	$14,477
Distributions reinvested	2,875	2,347	3,405	4,936
Cost of shares redeemed	(12,194)	(14,882)	(11,959)	(24,713)

Change in net assets resulting from Class R2 capital transactions	$(4,739)	$2,695	$(1,031)	$(5,300)

Class R3
Proceeds from shares issued	$10,005	$8,791	$8,124	$25,594
Distributions reinvested	2,669	1,655	3,652	4,297
Cost of shares redeemed	(3,856)	(9,229)	(6,517)	(17,703)

Change in net assets resulting from Class R3 capital transactions	$8,818	$1,217	$5,259	$12,188

Class R4
Proceeds from shares issued	$2,129	$4,725	$3,199	$11,792
Distributions reinvested	679	921	1,419	1,720
Cost of shares redeemed	(2,246)	(11,309)	(7,108)	(3,466)

Change in net assets resulting from Class R4 capital transactions	$562	$(5,663)	$(2,490)	$10,046

Class R5
Proceeds from shares issued	$67,054	$199,729	$8,966	$26,423
Distributions reinvested	31,743	17,215	4,992	5,681
Cost of shares redeemed	(66,233)	(109,050)	(19,844)	(19,629)

Change in net assets resulting from Class R5 capital transactions	$32,564	$107,894	$(5,886)	$12,475

Class R6
Proceeds from shares issued	$300,442	$565,276	$468,081	$2,480,879
Distributions reinvested	137,892	90,442	174,996	82,670
Cost of shares redeemed	(246,205)	(339,457)	(341,902)	(448,041)

Change in net assets resulting from Class R6 capital transactions	$192,129	$316,261	$301,175	$2,115,508

Total change in net assets resulting from capital transactions	$266,331	$283,053	$(166,575)	$(734,957)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,713	3,765	2,615	6,269
Reinvested	2,499	2,301	1,812	2,966
Redeemed	(3,132)	(5,639)	(6,005)	(15,628)

Change in Class A Shares	1,080	427	(1,578)	(6,393)

Class C
Issued	199	610	190	538
Reinvested	341	306	150	315
Redeemed	(381)	(1,023)	(542)	(2,429)

Change in Class C Shares	159	(107)	(202)	(1,576)

Class I
Issued	2,901	6,807	6,148	20,189
Reinvested	1,879	2,019	3,157	4,798
Redeemed	(4,732)	(12,716)	(9,472)	(30,988)

Change in Class I Shares	48	(3,890)	(167)	(6,001)

Class L
Issued	—	—	12,221	41,784
Reinvested	—	—	9,979	20,337
Redeemed	—	—	(32,214)	(124,718)

Change in Class L Shares	—	—	(10,014)	(62,597)

Class R2
Issued	128	460	205	404
Reinvested	82	80	93	150
Redeemed	(337)	(451)	(328)	(692)

Change in Class R2 Shares	(127)	89	(30)	(138)

Class R3
Issued	267	248	213	680
Reinvested	71	53	96	127
Redeemed	(102)	(267)	(171)	(469)

Change in Class R3 Shares	236	34	138	338

Class R4
Issued	55	134	83	313
Reinvested	18	30	37	50
Redeemed	(58)	(325)	(184)	(92)

Change in Class R4 Shares	15	(161)	(64)	271

Class R5
Issued	1,710	5,532	229	697
Reinvested	826	544	126	162
Redeemed	(1,697)	(3,055)	(505)	(517)

Change in Class R5 Shares	839	3,021	(150)	342

Class R6
Issued	7,628	15,732	11,959	66,731
Reinvested	3,570	2,842	4,428	2,355
Redeemed	(6,254)	(9,571)	(8,722)	(11,820)

Change in Class R6 Shares	4,944	9,003	7,665	57,266

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96,288	$232,481
Distributions reinvested	42,378	70,886
Cost of shares redeemed	(187,113)	(426,883)

Change in net assets resulting from Class A capital transactions	$(48,447)	$(123,516)

Class C
Proceeds from shares issued	$17,419	$49,965
Distributions reinvested	14,740	28,077
Cost of shares redeemed	(57,252)	(149,047)

Change in net assets resulting from Class C capital transactions	$(25,093)	$(71,005)

Class I
Proceeds from shares issued	$249,402	$990,121
Distributions reinvested	87,746	145,394
Cost of shares redeemed	(323,495)	(990,428)

Change in net assets resulting from Class I capital transactions	$13,653	$145,087

Class L
Proceeds from shares issued	$234,410	$682,284
Distributions reinvested	96,694	161,936
Cost of shares redeemed	(474,489)	(1,552,416)

Change in net assets resulting from Class L capital transactions	$(143,385)	$(708,196)

Class R2
Proceeds from shares issued	$22	$33
Distributions reinvested	2	2
Cost of shares redeemed	(22)	(6)

Change in net assets resulting from Class R2 capital transactions	$2	$29

Class R3
Proceeds from shares issued	$138	$1,084
Distributions reinvested	70	109
Cost of shares redeemed	(614)	(69)

Change in net assets resulting from Class R3 capital transactions	$(406)	$1,124

Class R4
Proceeds from shares issued	$13,461	$4,132
Distributions reinvested	1,174	1,103
Cost of shares redeemed	(6,645)	(2,174)

Change in net assets resulting from Class R4 capital transactions	$7,990	$3,061

Class R5
Proceeds from shares issued	$441	$2,695
Distributions reinvested	334	451
Cost of shares redeemed	(1,217)	(1,340)

Change in net assets resulting from Class R5 capital transactions	$(442)	$1,806

Class R6
Proceeds from shares issued	$1,658,468	$581,176
Distributions reinvested	203,530	263,676
Cost of shares redeemed	(1,033,830)	(714,971)

Change in net assets resulting from Class R6 capital transactions	$828,168	$129,881

Total change in net assets resulting from capital transactions	$632,040	$(621,729)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,694	6,752
Reinvested	1,145	2,205
Redeemed	(5,180)	(12,282)

Change in Class A Shares	(1,341)	(3,325)

Class C
Issued	485	1,459
Reinvested	401	875
Redeemed	(1,604)	(4,326)

Change in Class C Shares	(718)	(1,992)

Class I
Issued	6,868	28,239
Reinvested	2,357	4,502
Redeemed	(8,933)	(28,665)

Change in Class I Shares	292	4,076

Class L
Issued	6,506	19,446
Reinvested	2,596	5,015
Redeemed	(13,102)	(43,889)

Change in Class L Shares	(4,000)	(19,428)

Class R2
Issued	1	1
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	— (a)	1

Class R3
Issued	4	31
Reinvested	2	3
Redeemed	(17)	(2)

Change in Class R3 Shares	(11)	32

Class R4
Issued	376	120
Reinvested	32	34
Redeemed	(184)	(62)

Change in Class R4 Shares	224	92

Class R5
Issued	12	77
Reinvested	9	14
Redeemed	(33)	(38)

Change in Class R5 Shares	(12)	53

Class R6
Issued	45,558	16,654
Reinvested	5,469	8,179
Redeemed	(28,746)	(20,665)

Change in Class R6 Shares	22,281	4,168

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$21.78	$(0.04)	$2.23	$2.19	$(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.86	(0.09)	1.93	1.84	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)

Class I
Six Months Ended December 31, 2019 (Unaudited)	22.53	(0.02)	2.32	2.30	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.67	(0.07)	2.21	2.14	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	21.79	(0.04)	2.23	2.19	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Six Months Ended December 31, 2019 (Unaudited)	22.53	(0.02)	2.32	2.30	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.00	— (g)	2.37	2.37	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.15	0.01	2.39	2.40	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.80	10.31%	$1,943,737	1.14%	(0.40)%	1.17%	15%
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46

18.53	10.04	834,197	1.64	(0.90)	1.67	15
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46

22.66	10.45	2,277,130	0.89	(0.15)	0.91	15
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46

21.64	10.13	135	1.39	(0.64)	1.94	15
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

21.81	10.30	687	1.14	(0.40)	1.27	15
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.66	10.46	17,336	0.89	(0.15)	0.91	15
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

23.20	10.55	119,957	0.74	— (h)	0.76	15
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46

23.38	10.61	4,216,910	0.64	0.09	0.66	15
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$50.52	$0.05	$3.22	$3.27	$(0.30)	$(3.93)	$(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)

Class C
Six Months Ended December 31, 2019 (Unaudited)	48.32	(0.07)	3.05	2.98	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)

Class I
Six Months Ended December 31, 2019 (Unaudited)	51.35	0.12	3.28	3.40	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	49.96	(0.01)	3.17	3.16	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	51.37	0.15	3.29	3.44	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	51.41	0.17	3.29	3.46	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.56	7.31%	$485,874	1.14%	0.21%	1.26%	16%
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41

47.32	7.05	23,421	1.64	(0.29)	1.76	16
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41

50.42	7.46	295,590	0.89	0.46	1.01	16
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41

49.03	7.18	547	1.39	(0.04)	1.55	16
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41

50.42	7.54	5,040	0.74	0.59	0.86	16
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41

50.42	7.58	912,547	0.64	0.69	0.75	16
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$32.94	$(0.11)	$2.62	$2.51	$(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)	3.19	3.01	(2.79)

Class C
Six Months Ended December 31, 2019 (Unaudited)	25.34	(0.15)	2.01	1.86	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)	2.63	2.37	(2.79)

Class I
Six Months Ended December 31, 2019 (Unaudited)	38.37	(0.06)	3.06	3.00	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)	3.57	3.46	(2.79)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	35.91	(0.16)	2.85	2.69	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)	3.45	3.21	(2.79)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	38.01	(0.12)	3.03	2.91	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	38.30	(0.08)	3.06	2.98	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	38.90	(0.04)	3.12	3.08	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)	3.60	3.53	(2.79)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	39.09	(0.03)	3.14	3.11	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)	3.61	3.55	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.64	7.78%	$1,038,915	1.24%	(0.65)%	1.28%	21%
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56
27.71	12.37	984,262	1.23	(0.68)	1.35	57

24.39	7.55	84,281	1.74	(1.15)	1.76	21
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56
22.93	11.78	75,494	1.73	(1.19)	1.86	57

38.56	7.96	1,093,077	0.93	(0.33)	1.00	21
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56
31.06	12.68	1,562,284	0.92	(0.37)	1.12	57

35.79	7.64	39,758	1.49	(0.90)	1.57	21
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56
29.96	12.18	9,868	1.39	(0.85)	1.64	57

38.11	7.80	39,109	1.24	(0.64)	1.25	21
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

38.47	7.92	9,959	0.99	(0.39)	1.00	21
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

39.17	8.06	493,498	0.79	(0.19)	0.85	21
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56
31.26	12.87	164,713	0.78	(0.25)	0.87	57

39.39	8.10	2,043,649	0.74	(0.14)	0.75	21
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56
31.33	12.92	265,905	0.73	(0.19)	0.78	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$38.02	$0.17	$2.41	$2.58	$(0.33)	$(1.55)	$(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20	2.52	2.72	(0.20)	(2.79)	(2.99)

Class C
Six Months Ended December 31, 2019 (Unaudited)	36.44	0.07	2.30	2.37	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	2.44	2.45	(0.06)	(2.79)	(2.85)

Class I
Six Months Ended December 31, 2019 (Unaudited)	38.48	0.22	2.45	2.67	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	2.55	2.83	(0.29)	(2.79)	(3.08)

Class L
Six Months Ended December 31, 2019 (Unaudited)	38.99	0.27	2.48	2.75	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	2.56	2.96	(0.40)	(2.79)	(3.19)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	36.35	0.11	2.31	2.42	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	2.43	2.53	(0.15)	(2.79)	(2.94)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	37.70	0.17	2.39	2.56	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	38.29	0.22	2.43	2.65	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	38.93	0.25	2.48	2.73	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	38.97	0.27	2.49	2.76	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.72	6.84%	$1,632,529	1.24%	0.87%	1.24%	6%
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20
36.98	7.68	2,623,772	1.23	0.53	1.38	18

37.14	6.57	145,229	1.74	0.37	1.74	6
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20
35.79	7.12	595,385	1.74	0.03	1.84	18

39.17	7.00	2,704,051	0.98	1.13	0.99	6
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20
37.36	7.92	2,347,703	0.98	0.75	1.10	18

39.67	7.11	8,756,795	0.75	1.36	0.84	6
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20
37.76	8.19	10,320,516	0.74	1.05	0.94	18

36.97	6.71	74,409	1.49	0.62	1.50	6
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20
35.73	7.38	71,697	1.49	0.28	1.71	18

38.36	6.85	79,886	1.23	0.89	1.24	6
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

38.96	6.99	25,663	0.98	1.14	0.99	6
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

39.62	7.07	90,977	0.83	1.27	0.83	6
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

39.65	7.14	3,633,772	0.73	1.39	0.73	6
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$35.46	$0.24		$2.82	$3.06	$(0.45)	$(0.93)	$(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)

Class C
Six Months Ended December 31, 2019 (Unaudited)	35.29	0.15		2.80	2.95	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)

Class I
Six Months Ended December 31, 2019 (Unaudited)	35.67	0.29		2.83	3.12	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)

Class L
Six Months Ended December 31, 2019 (Unaudited)	35.69	0.32		2.83	3.15	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	35.24	0.20		2.79	2.99	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	35.08	0.24		2.78	3.02	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	35.52	0.29		2.82	3.11	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	35.62	0.32		2.84	3.16	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	35.67	0.34		2.83	3.17	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.14	8.67%	$1,239,813	1.14%	1.33%		1.17%	13%
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17

37.05	8.40	522,311	1.64	0.83		1.67	13
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17

37.32	8.80	2,569,941	0.89	1.58		0.91	13
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17

37.32	8.88	2,537,783	0.74	1.74		0.76	13
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17

36.91	8.53	74	1.39	1.09		1.58	13
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

36.73	8.65	1,932	1.14	1.33		1.18	13
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

37.14	8.81	29,803	0.89	1.62		0.91	13
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

37.25	8.91	7,931	0.74	1.73		0.76	13
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

37.28	8.94	5,037,614	0.64	1.84		0.66	13
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,600,447	$—	$—	$9,600,447

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,729,489	$—	$—	$1,729,489

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,054,896	$—	$—	$5,054,896

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,318,273	$—	$—	$17,318,273

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,132,675	$—	$—	(c)	$12,132,675

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$179,510	$(179,510)	$—
Mid Cap Equity Fund	9,779	(9,779)	—
Mid Cap Growth Fund	147,700	(147,700)	—
Mid Cap Value Fund	193,021	(193,021)	—
Value Advantage Fund	185,815	(185,815)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$15
Mid Cap Equity Fund	6
Mid Cap Growth Fund	15
Mid Cap Value Fund	25
Value Advantage Fund	17

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$214,350	$1,343,220	$1,417,563	$4		$(20)	$139,991	139,949	$2,349		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	157,046	479,000	472,000	(1	)*	(14)	164,031	164,015	1,744	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	36,180	389,503	407,254	—		—	18,429	18,429	311	*	—

Total	$407,576	$2,211,723	$2,296,817	$3		$(34)	$322,451		$4,404		$—

Mid Cap Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$97,782	$390,364	$444,100	$8		$(9)	$44,045	44,031	$843		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	69,023	100,000	166,001	(7	)*	(5)	3,010	3,010	391	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	15,260	121,385	129,700	—		—	6,945	6,945	117	*	—

Total	$182,065	$611,749	$739,801	$1		$(14)	$54,000		$1,351		$—

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Mid Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$113,766	$613,156	$670,500	$7		$(12)	$56,417	56,400	$1,375		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	168,065	490,000	525,000	(11	)*	(15)	133,039	133,026	1,715	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	30,123	441,888	454,767	—		—	17,244	17,244	313	*	—

Total	$311,954	$1,545,044	$1,650,267	$(4)		$(27)	$206,700		$3,403		$—

Mid Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$715,289	$822,627	$1,284,956	$44		$(69)	$252,935	252,859	$5,470		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	296,060	817,000	939,000	2	*	(25)	174,037	174,019	3,202	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	58,776	594,514	631,357	—		—	21,933	21,933	516	*	—

Total	$1,070,125	$2,234,141	$2,855,313	$46		$(94)	$448,905		$9,188		$—

Value Advantage Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$181,870	$1,514,215	$1,373,659	$(18)	$(16)	$322,392	322,295	$3,151		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	215,041	495,999	554,000	(9)*	(13)	157,018	157,003	2,051	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	42,795	466,658	477,570	—	—	31,883	31,883	367	*	—

Total	$439,706	$2,476,872	$2,405,229	$(27)	$(29)	$511,293		$5,569		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$73	$31	$23	n/a	$—	(a)	$—	(a)	$—	(a)	$2		$26	$155
Mid Cap Equity Fund
Transfer agency fees	16	1	4	n/a	—	(a)	n/a		n/a		—	(a)	10	31
Mid Cap Growth Fund
Transfer agency fees	165	4	16	n/a	14		1		—	(a)	3		35	238
Mid Cap Value Fund
Transfer agency fees	62	5	21	$329	4		—	(a)	—	(a)	—	(a)	17	438
Value Advantage Fund
Transfer agency fees	48	25	19	22	—	(a)	—	(a)	—	(a)	—	(a)	19	133

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$199	$4
Mid Cap Equity Fund	62	—
Mid Cap Growth Fund	49	—	(a)
Mid Cap Value Fund	34	—	(a)
Value Advantage Fund	71	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14%	1.64%		0.89%	n/a	1.39%	1.14%		n/a	(1)	n/a	(1)	n/a	(1)
Mid Cap Equity Fund	1.14	1.64		0.89	n/a	1.39	n/a		n/a		0.74%		0.64%
Mid Cap Growth Fund	1.24	n/a	(2)	0.93	n/a	1.49	n/a	(2)	0.99%		0.79		0.74
Mid Cap Value Fund	1.24	1.75		0.99	0.75%	1.50	1.25		1.00		0.85		0.73
Value Advantage Fund	1.14	1.64		0.89	0.75	1.39	1.14		0.89		0.74		0.64

(1)

Effective November 1, 2019, the contractual expense limitation for Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.89%, 0.74% and 0.64% for Class R4, Class R5 and Class R6 Shares, respectively.

(2)

Effective November 1, 2019, the contractual expense limitation for Class C and Class R3 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.74% and 1.24% for Class C and Class R3 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$521	$348	$116	$985	$7
Mid Cap Equity Fund	776	518	15	1,309	—	(a)
Mid Cap Growth Fund	67	42	612	721	13
Mid Cap Value Fund	86	51	3,835	3,972	13
Value Advantage Fund	565	376	77	1,018	14

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows (amounts in thousands):

Growth Advantage Fund	$165
Mid Cap Equity Fund	62
Mid Cap Growth Fund	102
Mid Cap Value Fund	397
Value Advantage Fund	197

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

During the six months ended December 31, 2019, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$1,369,139	$2,232,388
Mid Cap Equity Fund	382,865	350,687
Mid Cap Growth Fund	954,816	935,310
Mid Cap Value Fund	1,010,873	1,425,477
Value Advantage Fund	1,546,128	1,438,927

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,591,163	$4,071,736	$62,452	$4,009,284
Mid Cap Equity Fund	1,037,717	707,050	15,278	691,772
Mid Cap Growth Fund	3,569,209	1,536,564	50,877	1,485,687
Mid Cap Value Fund	10,442,705	7,141,032	265,464	6,875,568
Value Advantage Fund	8,410,214	3,921,581	199,120	3,722,461

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$32,062	$—	$150
Mid Cap Equity Fund	1,839	—	—
Mid Cap Growth Fund	23,877	—	3,796
Mid Cap Value Fund	15,200	—	—
Value Advantage Fund	5,503	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Redemptions in-Kind

On October 14, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.8%	1	19.0%
Mid Cap Equity Fund	1	10.2	1	50.2
Mid Cap Growth Fund	—	—	1	17.1
Mid Cap Value Fund	—	—	2	33.5
Value Advantage Fund	—	—	3	32.8

As of December 31, 2019, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.9%
Value Advantage Fund	23.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,103.10	$6.03	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,100.40	8.66	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,104.50	4.71	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,101.30	7.34	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R3
Actual	1,000.00	1,103.00	6.03	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,104.60	4.71	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R5
Actual	1,000.00	1,105.50	3.92	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,106.10	3.39	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,073.10	$5.94	1.14%
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,070.50	8.54	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,074.60	4.64	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,071.80	7.24	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R5
Actual	1,000.00	1,075.40	3.86	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,075.80	3.34	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,077.80	6.48	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,075.50	9.08	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,079.60	4.86	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	1,076.40	7.78	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,078.00	6.48	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,079.20	5.17	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,080.60	4.13	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	1,081.00	3.87	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,068.40	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,065.70	9.03	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,070.00	5.10	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,071.10	$3.90	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R2
Actual	1,000.00	1,067.10	7.74	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,068.50	6.40	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class R4
Actual	1,000.00	1,069.90	5.10	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class R5
Actual	1,000.00	1,070.70	4.32	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83
Class R6
Actual	1,000.00	1,071.40	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,086.70	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class C
Actual	1,000.00	1,084.00	8.59	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class I
Actual	1,000.00	1,088.00	4.67	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class L
Actual	1,000.00	1,088.80	3.89	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R2
Actual	1,000.00	1,085.30	7.29	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R3
Actual	1,000.00	1,086.50	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class R4
Actual	1,000.00	1,088.10	4.67	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R5
Actual	1,000.00	1,089.10	3.89	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,089.40	3.36	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A and Class I shares was in the fourth, second and second quintiles based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and third quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the third and fourth quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fifth, fourth and fourth quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

the fourth quintile based upon the Peer Group for each of one-, three- and five-year periods ended December 31, 2018, and in the fourth, fourth and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second and first quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group ranking were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. In addition, the Trustees noted the reduction to the Growth Advantage Fund’s and Value Advantage Fund’s contractual advisory fee effective August 1, 2019. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that

DECEMBER 31, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-MC-1219

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2019 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Overall, U.S. equity outperformed other equity markets as well as fixed income markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October leading equity U.S. indexes had returned to record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value generally outperformed growth.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period. For the six months ended December 31, 2019, the S&P 500 returned 10.9% and the Russell 2000 Index returned 7.3%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.11%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$438,912

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrials and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nevro Corp. and Generac Holdings Inc. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Nevro, a medical devices maker, rose after the company reported better-than-expected results for the third quarter of 2019 and raised its 2019 revenue forecast. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Farfetch Ltd. and Pluralsight Inc. and its underweight position in Medicines Co. Shares of Farfetch, a U.K. online luxury fashion retailer, fell after the company reported a wider-than-expected loss for the second quarter of 2019. Shares of Pluralsight, a provider of a cloud-based technology learning platform, fell after the company reported weak results for the second quarter of 2019. Shares of Medicines, a German pharmaceutical company not held in the Fund, rose ahead of its acquisition by Novartis AG.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ITT, Inc.	1.2%
2.	Simpson Manufacturing Co., Inc.	1.1
3.	Performance Food Group Co.	1.0
4.	Generac Holdings, Inc.	0.9
5.	Teladoc Health, Inc.	0.9
6.	MSA Safety, Inc.	0.9
7.	Littelfuse, Inc.	0.8
8.	Amedisys, Inc.	0.8
9.	Applied Industrial Technologies, Inc.	0.8
10.	John Bean Technologies Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Information Technology	15.3
Financials	14.0
Health Care	13.0
Consumer Discretionary	10.5
Real Estate	6.3
Communication Services	4.1
Utilities	3.3
Consumer Staples	2.5
Materials	1.8
Energy	1.3
Short-Term Investments	8.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		2.41%	23.32%	12.11%	14.06%
Without Sales Charge		8.11	30.15	13.33	14.67
CLASS C SHARES	January 7, 1998
With CDSC***		6.88	28.60	12.77	14.08
Without CDSC		7.88	29.60	12.77	14.08
CLASS I SHARES	April 5, 1999	8.30	30.51	13.62	15.00
CLASS R6 SHARES	July 2, 2018	8.45	30.87	13.91	15.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	6.95%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$492,786

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the pharmaceutical and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the industrial cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc., Meritage Corp. and Core-Mark Holding Co. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Meritage, a developer of residential properties, fell amid weakness in the broader real estate sector during the second half of 2019. Shares of Core-Mark Holdings, a consumer goods distributor, fell amid investor concerns about the company’s tobacco products business.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tenet Healthcare Corp., Atkore International Group Inc. and Medicines Co. Shares of Tenet Healthcare, a hospitals and health care facilities operator, rose after the company reported better-than-expected results for both the second and third quarters of 2019. Shares of Atkore International Group, a manufacturer of electrical infrastructure products, rose after the company reported better-than-expected earnings for the third quarter of 2019 and raised its forecast for the 2020 first quarter and full year. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	EMCOR Group, Inc.	1.0
3.	Tenet Healthcare Corp.	1.0
4.	Rent-A-Center, Inc.	1.0
5.	Essent Group Ltd.	1.0
6.	Atkore International Group, Inc.	0.9
7.	Investors Bancorp, Inc.	0.9
8.	PennyMac Financial Services, Inc.	0.9
9.	First Horizon National Corp.	0.9
10.	Vectrus, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	17.1%
Financials	16.4
Industrials	16.1
Information Technology	12.5
Consumer Discretionary	8.6
Real Estate	6.4
Materials	3.6
Utilities	2.9
Communication Services	2.5
Energy	2.5
Consumer Staples	2.2
Short-Term Investments	9.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		1.12%	17.50%	6.10%	11.84%
Without Sales Charge		6.73	24.00	7.25	12.45
CLASS C SHARES	May 31, 2016
With CDSC***		5.44	22.36	6.87	12.25
Without CDSC		6.44	23.36	6.87	12.25
CLASS I SHARES	January 3, 2017	6.85	24.31	7.47	12.56
CLASS R2 SHARES	July 31, 2017	6.57	23.66	6.85	11.84
CLASS R3 SHARES	July 31, 2017	6.71	23.94	7.11	12.12
CLASS R4 SHARES	July 31, 2017	6.85	24.30	7.38	12.40
CLASS R5 SHARES	January 1, 1997	6.95	24.54	7.60	12.63
CLASS R6 SHARES	May 31, 2016	6.98	24.60	7.64	12.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.06%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$7,273,029

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection and underweight position in the health care sector and its security selection in the materials & processing sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the producer durables sector and its underweight position and security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in ICU Medical Inc. and AptarGroup Inc. and its overweight position in Quaker Chemical Corp. Shares of ICU Medical, a medical devices manufacturer, fell after the company reported weaker-than-expected earnings for the second quarter of 2019. Shares of AptarGroup, a maker of consumer product dispensers, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Quaker Chemical, a specialty chemicals manufacturer, fell after the company reported weak August and September 2019 sales and lowered its forecast for the full year 2019.

Leading individual contributors to relative performance included the Fund’s overweight position in Performance Food Group Co. and its out-of-Benchmark positions in Toro Co. and Brunswick Corp. Shares of Performance Food Group, a food products distributor, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Toro, a manufacturer of lawn care and irrigation equipment, rose after the company reported better-than-expected earnings and issued a positive forecast for the full year 2019. Shares of Brunswick, a maker of recreational products, rose after the company increased its quarterly dividend by 14% and reported better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.5%
2.	Performance Food Group Co.	2.5
3.	Pool Corp.	2.5
4.	AptarGroup, Inc.	2.2
5.	Catalent, Inc.	1.7
6.	Brunswick Corp.	1.5
7.	EastGroup Properties, Inc.	1.5
8.	MSA Safety, Inc.	1.5
9.	West Pharmaceutical Services, Inc.	1.5
10.	Encompass Health Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	21.3%
Financials	16.9
Information Technology	10.5
Health Care	10.4
Consumer Discretionary	9.5
Materials	6.5
Real Estate	6.4
Consumer Staples	4.0
Utilities	2.6
Energy	1.9
Communication Services	1.5
Mutual Funds	0.4
Short-Term Investments	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		1.44%	21.37%	8.71%	12.87%
Without Sales Charge		7.06	28.10	9.88	13.49
CLASS C SHARES	February 19, 2005
With CDSC***		5.78	26.45	9.34	12.92
Without CDSC		6.78	27.45	9.34	12.92
CLASS I SHARES	May 7, 1996	7.20	28.40	10.19	13.81
CLASS R2 SHARES	November 3, 2008	6.92	27.76	9.61	13.20
CLASS R3 SHARES	September 9, 2016	7.06	28.08	9.89	13.49
CLASS R4 SHARES	September 9, 2016	7.20	28.40	10.18	13.81
CLASS R5 SHARES	May 15, 2006	7.31	28.66	10.40	14.04
CLASS R6 SHARES	May 31, 2016	7.34	28.72	10.45	14.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.29%
Russell 2000 Growth Index	6.75%

Net Assets as of 12/31/2019 (In Thousands)	$3,271,877

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the producer durable and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nevro Corp. and Generac Holdings Inc. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Nevro, a medical devices maker, rose after the company reported better-than-expected results for the third quarter of 2019 and raised its 2019 revenue forecast. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period. Shares of Horizon Therapeutics, a pharmaceuticals company not held in the Benchmark, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Farfetch Ltd., Pluralsight Inc. and Zscaler Inc. Shares of Farfetch, a U.K. online luxury fashion retailer, fell after the company reported a wider-than-expected loss for the second quarter of 2019. Shares of Pluralsight, a provider of a cloud-based technology learning platform, fell after the company reported weak results for the second quarter of 2019. Shares of Zscaler, a provider of cloud-based internet security, fell amid investor concerns about slowing billings late in 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.9%
2.	Generac Holdings, Inc.	1.9
3.	Teladoc Health, Inc.	1.7
4.	MSA Safety, Inc.	1.7
5.	Amedisys, Inc.	1.6
6.	John Bean Technologies Corp.	1.5
7.	National Vision Holdings, Inc.	1.5
8.	ManTech International Corp., Class A	1.5
9.	Trex Co., Inc.	1.4
10.	Simpson Manufacturing Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	23.2%
Information Technology	21.0
Industrials	20.2
Consumer Discretionary	14.4
Consumer Staples	3.7
Financials	3.6
Real Estate	2.6
Communication Services	2.6
Materials	0.3
Short-Term Investments	8.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		2.61%	29.93%	12.98%	14.68%
Without Sales Charge		8.29	37.10	14.20	15.30
CLASS C SHARES	November 4, 1997
With CDSC***		7.06	35.46	13.63	14.71
Without CDSC		8.06	36.46	13.63	14.71
CLASS I SHARES	March 26, 1996	8.43	37.48	14.48	15.59
CLASS L SHARES	February 19, 2005	8.52	37.66	14.66	15.76
CLASS R2 SHARES	November 3, 2008	8.15	36.76	13.92	15.02
CLASS R3 SHARES	July 31, 2017	8.28	37.09	14.20	15.29
CLASS R4 SHARES	July 31, 2017	8.47	37.54	14.48	15.59
CLASS R5 SHARES	September 9, 2016	8.55	37.70	14.66	15.76
CLASS R6 SHARES	November 30, 2010	8.60	37.86	14.77	15.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.14%
Russell 2000 Value Index	7.87%

Net Assets as of 12/31/2019 (In Thousands)	$1,330,886

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the industrial and real estate investment trusts (REITs) sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical and systems hardware sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in K12 Inc. and its out-of-Benchmark positions in Sinclair Broadcast Group Inc. and Geo Group Inc. Shares of K12, a provider of online educational products and services, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019. Shares of Geo Group, a prison and detention facilities REIT, fell amid U.S. Congressional scrutiny of private prison operators.

Leading individual contributors to relative performance included the Fund’s overweight positions in Medicines Co., Builders FirstSource Inc. and Synaptics Inc. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG. Shares of Builders FirstSource, a construction materials and components manufacturer, rose after the company reported better-than-expected earnings for the second and third quarters of 2019. Shares of Synaptics, a maker of human interface semiconductors for mobile and other electronic devices, rose on news reports that the company may have won a significant supplier contract from Apple Inc.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Washington Federal, Inc.	1.2%
2.	United Bankshares, Inc.	1.1
3.	Trustmark Corp.	1.1
4.	TRI Pointe Group, Inc.	1.1
5.	Rambus, Inc.	1.0
6.	Westamerica Bancorp	1.0
7.	Sanderson Farms, Inc.	1.0
8.	Portland General Electric Co.	1.0
9.	Delek US Holdings, Inc.	1.0
10.	Sunstone Hotel Investors, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Industrials	14.4
Real Estate	9.2
Consumer Discretionary	9.2
Information Technology	8.8
Health Care	6.1
Utilities	5.3
Energy	4.9
Materials	3.7
Communication Services	2.2
Consumer Staples	1.5
Short-Term Investments	7.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		1.39%	12.61%	3.53%	9.30%
Without Sales Charge		7.01	18.82	4.65	9.89
CLASS C SHARES	March 22, 1999
With CDSC***		5.77	17.20	4.07	9.25
Without CDSC		6.77	18.20	4.07	9.25
CLASS I SHARES	January 27, 1995	7.14	19.08	4.90	10.17
CLASS R2 SHARES	November 3, 2008	6.89	18.53	4.37	9.61
CLASS R3 SHARES	September 9, 2016	7.03	18.84	4.64	9.88
CLASS R4 SHARES	September 9, 2016	7.14	19.09	4.88	10.15
CLASS R5 SHARES	May 15, 2006	7.21	19.28	5.04	10.28
CLASS R6 SHARES	February 22, 2005	7.29	19.42	5.16	10.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.25%
Russell 2000 Index	7.30%

Net Assets as of 12/31/2019 (In Thousands)	$1,334,155

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2019. The Fund’s security selection in the systems hardware and semiconductors sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trusts and finance sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Forty Seven Inc., Cirrus Logic Co. and Generac Holdings Inc. Shares of Forty Seven, a drug development company, rose following positive data from clinical trials of its lead anti-cancer treatment. Shares of Cirrus Logic, a maker of analog and other integrated circuits, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Generac Holdings, a maker of electrical generators and related products, rose amid scheduled electricity blackouts in California and natural disasters elsewhere during the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in K12 Inc. and Allscripts Healthcare Solutions Inc. and its out-of-Benchmark position in Sinclair Broadcast Group Inc. Shares of K12, a provider of online educational products and services, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of Allscripts Healthcare Solutions, a provider of information technology to the health care sector, fell after the company reported lower-than-expected revenue for the second quarter of 2019. Shares of Sinclair Broadcast Group, a television broadcaster, fell after the company reported lower-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.2%
2.	TRI Pointe Group, Inc.	1.1
3.	Integer Holdings Corp.	1.1
4.	Darling Ingredients, Inc.	1.1
5.	ACI Worldwide, Inc.	1.0
6.	KB Home	1.0
7.	Allscripts Healthcare Solutions, Inc.	1.0
8.	CommVault Systems, Inc.	1.0
9.	Generac Holdings, Inc.	1.0
10.	Trustmark Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.3%
Industrials	15.1
Financials	14.5
Information Technology	13.2
Consumer Discretionary	11.3
Real Estate	6.2
Utilities	3.0
Materials	3.0
Energy	2.7
Communication Services	2.3
Consumer Staples	1.9
Short-Term Investments	8.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2019. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		3.32%	15.22%	4.89%	10.94%
Without Sales Charge		9.01	21.58	6.03	11.54
CLASS C SHARES	November 1, 2007
With CDSC***		7.69	19.98	5.49	10.98
Without CDSC		8.69	20.98	5.49	10.98
CLASS I SHARES	September 10, 2001	9.12	21.90	6.29	11.83
CLASS L SHARES	November 4, 1993	9.25	22.15	6.47	12.02
CLASS R2 SHARES	November 1, 2011	8.79	21.24	5.75	11.31
CLASS R3 SHARES	September 9, 2016	8.97	21.61	6.03	11.54
CLASS R4 SHARES	September 9, 2016	9.10	21.96	6.29	11.83
CLASS R5 SHARES	September 9, 2016	9.23	22.08	6.46	12.01
CLASS R6 SHARES	November 1, 2011	9.22	22.18	6.57	12.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 1.0%

Curtiss-Wright Corp.	12	1,698

Hexcel Corp.	25	1,851

National Presto Industries, Inc. (a)	11	934

		4,483

Auto Components — 0.6%

Cooper-Standard Holdings, Inc. *	11	381

Fox Factory Holding Corp. * (a)	22	1,509

LCI Industries	8	813

		2,703

Automobiles — 0.6%

Winnebago Industries, Inc. (a)	50	2,666

Banks — 10.1%

1st Source Corp.	22	1,137

BancFirst Corp.	33	2,052

Camden National Corp.	57	2,633

City Holding Co.	25	2,065

Community Trust Bancorp, Inc.	53	2,476

First Busey Corp.	86	2,358

First Commonwealth Financial Corp. (a)	139	2,019

First Financial Bancorp	91	2,314

First Financial Bankshares, Inc.	58	2,042

First Merchants Corp.	53	2,214

Great Western Bancorp, Inc. (a)	44	1,523

Heritage Commerce Corp.	143	1,841

Heritage Financial Corp.	50	1,428

Independent Bank Corp.	70	1,580

Independent Bank Corp. (a)	27	2,280

Lakeland Bancorp, Inc.	127	2,201

NBT Bancorp, Inc.	27	1,088

Park National Corp.	11	1,099

S&T Bancorp, Inc.	46	1,870

Sandy Spring Bancorp, Inc. (a)	22	830

Signature Bank	10	1,363

Simmons First National Corp., Class A	45	1,206

Tompkins Financial Corp. (a)	18	1,666

Trustmark Corp. (a)	53	1,824

Webster Financial Corp.	22	1,149

		44,258

Biotechnology — 6.0%

ACADIA Pharmaceuticals, Inc. *	36	1,520

Adverum Biotechnologies, Inc. *	24	272

Amicus Therapeutics, Inc. *	113	1,098

Atara Biotherapeutics, Inc. * (a)	62	1,026

Avrobio, Inc. *	57	1,142

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Biohaven Pharmaceutical Holding Co. Ltd. *	37	2,024

Bridgebio Pharma, Inc. *	16	560

Coherus Biosciences, Inc. *	84	1,518

FibroGen, Inc. *	51	2,175

G1 Therapeutics, Inc. * (a)	44	1,172

Global Blood Therapeutics, Inc. *	12	922

Halozyme Therapeutics, Inc. *	125	2,222

Heron Therapeutics, Inc. * (a)	67	1,572

Homology Medicines, Inc. * (a)	59	1,215

Intercept Pharmaceuticals, Inc. * (a)	18	2,200

Natera, Inc. * (a)	46	1,557

REGENXBIO, Inc. * (a)	31	1,271

Rubius Therapeutics, Inc. * (a)	30	288

Sage Therapeutics, Inc. *	10	702

Twist Bioscience Corp. * (a)	61	1,274

Viela Bio, Inc. * (a)	26	704

		26,434

Building Products — 3.5%

Advanced Drainage Systems, Inc.	83	3,243

CSW Industrials, Inc.	26	2,018

Simpson Manufacturing Co., Inc.	67	5,378

Trex Co., Inc. *	37	3,333

Universal Forest Products, Inc.	30	1,436

		15,408

Capital Markets — 1.0%

Evercore, Inc., Class A	26	1,964

LPL Financial Holdings, Inc.	26	2,426

		4,390

Chemicals — 1.8%

Ferro Corp. *	48	710

Innophos Holdings, Inc. (a)	60	1,922

Innospec, Inc.	24	2,527

Sensient Technologies Corp.	16	1,068

Stepan Co.	16	1,608

		7,835

Commercial Services & Supplies — 3.0%

Brady Corp., Class A	37	2,140

Brink’s Co. (The)	28	2,527

Deluxe Corp.	36	1,814

Kimball International, Inc., Class B	63	1,299

MSA Safety, Inc. (a)	32	4,063

UniFirst Corp.	6	1,178

		13,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Communications Equipment — 0.8%

Ciena Corp. *	39	1,663

EchoStar Corp., Class A *	47	2,041

		3,704

Construction & Engineering — 0.5%

Comfort Systems USA, Inc.	42	2,117

Containers & Packaging — 0.2%

Silgan Holdings, Inc.	22	681

Distributors — 0.6%

Pool Corp.	12	2,646

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	14	2,176

Diversified Telecommunication Services — 0.4%

Cincinnati Bell, Inc. * (a)	174	1,824

Electric Utilities — 0.3%

Portland General Electric Co.	26	1,467

Electrical Equipment — 1.6%

EnerSys	16	1,230

Generac Holdings, Inc. *	44	4,405

nVent Electric plc	60	1,541

		7,176

Electronic Equipment, Instruments & Components — 2.2%

ePlus, Inc. *	19	1,570

Fabrinet (Thailand) *	25	1,634

Littelfuse, Inc. (a)	20	3,900

SYNNEX Corp.	19	2,399

		9,503

Entertainment — 1.1%

Cinemark Holdings, Inc.	39	1,336

Glu Mobile, Inc. * (a)	137	829

Sciplay Corp., Class A *	55	677

World Wrestling Entertainment, Inc., Class A (a)	30	1,937

		4,779

Equity Real Estate Investment Trusts (REITs) — 6.8%

American Campus Communities, Inc.	43	2,011

American Homes 4 Rent, Class A	86	2,242

Brixmor Property Group, Inc.	110	2,371

CubeSmart	41	1,299

EastGroup Properties, Inc.	14	1,861

Equity Commonwealth	56	1,825

Highwoods Properties, Inc.	39	1,884

JBG SMITH Properties	48	1,928

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

National Health Investors, Inc.	16	1,335

Rayonier, Inc.	62	2,039

Rexford Industrial Realty, Inc.	52	2,370

RLJ Lodging Trust	110	1,941

Sunstone Hotel Investors, Inc.	123	1,715

Terreno Realty Corp.	60	3,257

Washington (a)	56	1,626

		29,704

Food & Staples Retailing — 1.3%

Grocery Outlet Holding Corp. *	37	1,187

Performance Food Group Co. *	89	4,602

		5,789

Food Products — 1.1%

Flowers Foods, Inc.	71	1,549

Freshpet, Inc. *	53	3,123

		4,672

Gas Utilities — 1.6%

Chesapeake Utilities Corp.	22	2,080

ONE Gas, Inc.	30	2,809

Southwest Gas Holdings, Inc.	28	2,103

		6,992

Health Care Equipment & Supplies — 2.1%

Insulet Corp. *	14	2,321

iRhythm Technologies, Inc. * (a)	33	2,258

Nevro Corp. *	28	3,277

Shockwave Medical, Inc. *	27	1,199

		9,055

Health Care Providers & Services — 2.6%

Acadia Healthcare Co., Inc. *	48	1,587

Amedisys, Inc. *	22	3,739

Encompass Health Corp.	29	2,014

Ensign Group, Inc. (The)	31	1,413

Pennant Group, Inc. (The) *	13	426

Providence Service Corp. (The) * (a)	34	2,027

		11,206

Health Care Technology — 1.1%

Evolent Health, Inc., Class A * (a)	100	905

Teladoc Health, Inc. *	49	4,096

		5,001

Hotels, Restaurants & Leisure — 3.3%

Boyd Gaming Corp.	108	3,244

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Cheesecake Factory, Inc. (The) (a)	35	1,376

Cracker Barrel Old Country Store, Inc. (a)	8	1,283

Jack in the Box, Inc.	9	684

Planet Fitness, Inc., Class A *	29	2,185

Red Rock Resorts, Inc., Class A	89	2,123

Ruth’s Hospitality Group, Inc. (a)	50	1,097

Texas Roadhouse, Inc.	47	2,658

		14,650

Household Durables — 0.7%

Helen of Troy Ltd. *	9	1,652

TRI Pointe Group, Inc. *	91	1,421

		3,073

Insurance — 2.2%

Argo Group International Holdings Ltd.	7	487

eHealth, Inc. * (a)	20	1,950

James River Group Holdings Ltd.	17	706

Old Republic International Corp.	78	1,742

Safety Insurance Group, Inc.	16	1,446

Selective Insurance Group, Inc.	27	1,786

Third Point Reinsurance Ltd. (Bermuda) *	127	1,341

		9,458

Interactive Media & Services — 0.3%

Cars.com, Inc. *	99	1,205

Internet & Direct Marketing Retail — 0.3%

Farfetch Ltd., Class A (United Kingdom) *	87	897

RealReal, Inc. (The) * (a)	29	548

		1,445

IT Services — 2.8%

CSG Systems International, Inc.	35	1,812

ManTech International Corp., Class A (a)	43	3,452

MAXIMUS, Inc.	20	1,467

MongoDB, Inc. * (a)	11	1,449

Science Applications International Corp.	23	2,009

Wix.com Ltd. (Israel) *	19	2,300

		12,489

Leisure Products — 0.3%

Callaway Golf Co.	58	1,220

Life Sciences Tools & Services — 0.3%

10X Genomics, Inc., Class A * (a)	9	693

Adaptive Biotechnologies Corp. * (a)	13	375

Personalis, Inc. * (a)	36	387

		1,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 6.6%

Alamo Group, Inc.	19	2,443

Blue Bird Corp. *	93	2,136

Chart Industries, Inc. *	28	1,856

Crane Co.	12	1,074

Graco, Inc.	35	1,841

Hillenbrand, Inc.	61	2,044

ITT, Inc.	75	5,514

John Bean Technologies Corp. (a)	33	3,679

Kadant, Inc.	19	2,019

Lincoln Electric Holdings, Inc. (a)	21	2,014

Mueller Industries, Inc.	54	1,702

Oshkosh Corp.	9	870

Watts Water Technologies, Inc., Class A	18	1,844

		29,036

Marine — 0.3%

Kirby Corp. *	15	1,382

Media — 2.6%

Cable One, Inc.	1	927

Emerald Expositions Events, Inc.	119	1,260

Hemisphere Media Group, Inc. *	104	1,546

John Wiley & Sons, Inc., Class A	16	797

Liberty Latin America Ltd., Class C (Chile) * (a)	126	2,452

New York Times Co. (The), Class A (a)	82	2,645

Nexstar Media Group, Inc., Class A	15	1,704

		11,331

Multiline Retail — 0.2%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	17	1,088

Multi-Utilities — 0.5%

Unitil Corp.	34	2,086

Oil, Gas & Consumable Fuels — 1.3%

Callon Petroleum Co. *	155	748

CNX Resources Corp. * (a)	104	923

Delek US Holdings, Inc.	39	1,293

Matador Resources Co. * (a)	50	900

PDC Energy, Inc. * (a)	33	860

SRC Energy, Inc. *	219	903

		5,627

Personal Products — 0.3%

Inter Parfums, Inc. (a)	21	1,521

Pharmaceuticals — 1.8%

Horizon Therapeutics plc *	90	3,250

Optinose, Inc. *	75	691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Revance Therapeutics, Inc. * (a)	101	1,641

TherapeuticsMD, Inc. *	317	767

Tricida, Inc. * (a)	43	1,636

		7,985

Professional Services — 0.7%

FTI Consulting, Inc. *	7	827

Insperity, Inc.	24	2,055

		2,882

Road & Rail — 1.0%

Marten Transport Ltd.	63	1,357

Saia, Inc. *	34	3,140

		4,497

Semiconductors & Semiconductor Equipment — 3.4%

Cabot Microelectronics Corp.	8	1,107

Entegris, Inc.	58	2,906

Inphi Corp. * (a)	39	2,863

MKS Instruments, Inc.	29	3,140

Monolithic Power Systems, Inc.	13	2,251

Semtech Corp. *	51	2,696

		14,963

Software — 7.2%

Anaplan, Inc. *	45	2,366

Bill.Com Holdings, Inc. *	13	481

Coupa Software, Inc. *	10	1,535

CyberArk Software Ltd. *	19	2,220

Dynatrace, Inc. * (a)	68	1,725

Elastic NV *	27	1,741

Envestnet, Inc. *	47	3,265

Globant SA (Argentina) *	1	106

HubSpot, Inc. *	10	1,509

LogMeIn, Inc.	23	2,003

Medallia, Inc. * (a)	35	1,088

Nuance Communications, Inc. *	99	1,758

PagerDuty, Inc. * (a)	23	540

Progress Software Corp.	36	1,502

Proofpoint, Inc. *	21	2,453

SailPoint Technologies Holding, Inc. *	28	667

Smartsheet, Inc., Class A *	43	1,953

Trade Desk, Inc. (The), Class A *	3	847

Upland Software, Inc. * (a)	39	1,393

Zendesk, Inc. *	15	1,122

Zscaler, Inc. * (a)	32	1,488

		31,762

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.5%

Aaron’s, Inc.	15	865

Hudson Ltd., Class A *	137	2,094

Lithia Motors, Inc., Class A (a)	19	2,843

National Vision Holdings, Inc. *	113	3,678

Williams-Sonoma, Inc.	19	1,367

		10,847

Textiles, Apparel & Luxury Goods — 1.6%

Carter’s, Inc.	19	2,037

Columbia Sportswear Co. (a)	13	1,321

Kontoor Brands, Inc. (a)	29	1,221

Movado Group, Inc.	39	857

Wolverine World Wide, Inc.	47	1,580

		7,016

Thrifts & Mortgage Finance — 1.8%

First Defiance Financial Corp.	88	2,760

TrustCo Bank Corp.	120	1,041

Washington Federal, Inc.	44	1,621

WSFS Financial Corp.	54	2,373

		7,795

Trading Companies & Distributors — 2.4%

Applied Industrial Technologies, Inc.	56	3,726

H&E Equipment Services, Inc. (a)	47	1,570

Rush Enterprises, Inc., Class A	52	2,420

SiteOne Landscape Supply, Inc. *	31	2,827

		10,543

Water Utilities — 1.2%

American States Water Co.	31	2,693

Middlesex Water Co.	40	2,571

		5,264

Total Common Stocks (Cost $350,975)		430,310

Master Limited Partnerships — 0.2%

Oil, Gas & Consumable Fuels — 0.2%

Energy Transfer LP * (Cost $740)	51	648

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $ —)	51	—	(c)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 9.4%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $7,198)	7,196	7,198

Investment of Cash Collateral from Securities Loaned — 7.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	27,002	27,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	6,922	6,922

Total Investment of Cash Collateral from Securities Loaned (Cost $33,926)		33,927

Total Short-Term Investments (Cost $41,124)		41,125

Total Investments — 107.6% (Cost $392,839)		472,083
Liabilities in Excess of Other Assets — (7.6)%		(33,171)

NET ASSETS — 100.0%		438,912

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $33,180,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Aerospace & Defense — 1.0%

Moog, Inc., Class A	6	499

Vectrus, Inc. *	87	4,460

		4,959

Air Freight & Logistics — 0.1%

Echo Global Logistics, Inc. *	27	549

Airlines — 0.6%

SkyWest, Inc.	44	2,829

Auto Components — 0.1%

Dana, Inc.	29	528

Modine Manufacturing Co. *	10	74

		602

Banks — 9.2%

Ameris Bancorp	19	819

Bancorp, Inc. (The) *	84	1,089

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	48	1,784

Cathay General Bancorp	14	535

Central Valley Community Bancorp	5	118

Community Trust Bancorp, Inc.	2	111

ConnectOne Bancorp, Inc. (a)	42	1,083

Customers Bancorp, Inc. *	75	1,778

Enterprise Financial Services Corp.	3	134

Financial Institutions, Inc.	32	1,022

First BanCorp (Puerto Rico)	344	3,641

First Bank	8	89

First Business Financial Services, Inc.	8	214

First Choice Bancorp	2	59

First Community Bankshares, Inc.	6	182

First Hawaiian, Inc.	15	428

First Horizon National Corp.	272	4,504

Hancock Whitney Corp.	67	2,931

Hanmi Financial Corp.	59	1,176

Hilltop Holdings, Inc.	6	152

IBERIABANK Corp.	36	2,718

Investors Bancorp, Inc.	399	4,751

Northeast Bank	7	155

PacWest Bancorp	43	1,630

Popular, Inc. (Puerto Rico)	20	1,159

Shore Bancshares, Inc.	11	188

Sierra Bancorp (a)	5	150

Signature Bank	24	3,217

Sterling Bancorp	45	940

TCF Financial Corp.	61	2,846

Umpqua Holdings Corp.	138	2,439

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

United Community Banks, Inc.	31	959

Wintrust Financial Corp.	33	2,352

		45,353

Biotechnology — 7.4%

Acorda Therapeutics, Inc. *	17	34

Aduro Biotech, Inc. *	321	379

Akebia Therapeutics, Inc. *	60	376

Alector, Inc. * (a)	85	1,471

AMAG Pharmaceuticals, Inc. * (a)	12	146

Amicus Therapeutics, Inc. *	100	976

AnaptysBio, Inc. *	85	1,386

Arrowhead Pharmaceuticals, Inc. * (a)	41	2,569

Assembly Biosciences, Inc. *	46	933

Atara Biotherapeutics, Inc. *	9	149

Bluebird Bio, Inc. * (a)	7	590

Blueprint Medicines Corp. * (a)	21	1,714

Bridgebio Pharma, Inc. *	25	879

Catalyst Pharmaceuticals, Inc. *	210	788

Coherus Biosciences, Inc. *	65	1,164

Concert Pharmaceuticals, Inc. *	33	305

Dicerna Pharmaceuticals, Inc. *	100	2,193

Esperion Therapeutics, Inc. * (a)	15	896

FibroGen, Inc. * (a)	21	915

Gritstone Oncology, Inc. *	14	130

Heron Therapeutics, Inc. * (a)	78	1,824

Homology Medicines, Inc. *	39	802

Immunomedics, Inc. *	83	1,749

Insmed, Inc. * (a)	46	1,087

Jounce Therapeutics, Inc. *	41	356

Kura Oncology, Inc. *	6	80

Medicines Co. (The) *	14	1,191

MeiraGTx Holdings plc *	35	694

Myriad Genetics, Inc. *	130	3,540

Principia Biopharma, Inc. * (a)	2	82

Radius Health, Inc. *	5	104

Rhythm Pharmaceuticals, Inc. * (a)	26	585

Sage Therapeutics, Inc. *	21	1,541

Sarepta Therapeutics, Inc. * (a)	10	1,245

Sutro Biopharma, Inc. *	12	131

Syros Pharmaceuticals, Inc. * (a)	228	1,578

TCR2 Therapeutics, Inc. *	24	348

Viela Bio, Inc. * (a)	31	836

Xencor, Inc. * (a)	19	665

Y-mAbs Therapeutics, Inc. *	4	116

		36,547

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Building Products — 1.6%

Advanced Drainage Systems, Inc.	22	839

Builders FirstSource, Inc. *	130	3,306

CSW Industrials, Inc.	10	755

JELD-WEN Holding, Inc. *	15	344

Quanex Building Products Corp.	19	324

Universal Forest Products, Inc.	49	2,353

		7,921

Capital Markets — 1.7%

BGC Partners, Inc., Class A	34	204

Blucora, Inc. * (a)	96	2,501

Brightsphere Investment Group, Inc.	13	135

Federated Investors, Inc., Class B	87	2,830

Focus Financial Partners, Inc., Class A *	55	1,606

Houlihan Lokey, Inc.	14	692

Moelis & Co., Class A	11	348

		8,316

Chemicals — 1.7%

AdvanSix, Inc. *	6	122

FutureFuel Corp.	32	393

Koppers Holdings, Inc. *	42	1,586

Kraton Corp. *	39	979

PolyOne Corp.	25	912

Stepan Co.	22	2,259

Trinseo SA	41	1,535

Tronox Holdings plc, Class A	40	452

Valhi, Inc.	16	29

		8,267

Commercial Services & Supplies — 3.0%

ABM Industries, Inc.	51	1,911

ACCO Brands Corp.	272	2,542

Herman Miller, Inc.	5	196

HNI Corp.	52	1,956

Kimball International, Inc., Class B	45	920

Knoll, Inc.	104	2,631

Quad/Graphics, Inc. (a)	52	241

RR Donnelley & Sons Co.	102	401

Steelcase, Inc., Class A (a)	102	2,095

UniFirst Corp.	10	1,959

		14,852

Communications Equipment — 0.8%

Cambium Networks Corp. *	117	1,019

Ciena Corp. *	11	449

Comtech Telecommunications Corp.	24	841

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — continued

Extreme Networks, Inc. *	79	582

Lumentum Holdings, Inc. *	14	1,142

		4,033

Construction & Engineering — 2.5%

Comfort Systems USA, Inc.	24	1,183

EMCOR Group, Inc.	61	5,274

Great Lakes Dredge & Dock Corp. *	135	1,534

MasTec, Inc. * (a)	62	3,967

Sterling Construction Co., Inc. *	12	173

		12,131

Consumer Finance — 0.1%

Enova International, Inc. * (a)	21	493

Containers & Packaging — 0.1%

Berry Global Group, Inc. *	5	259

Myers Industries, Inc.	21	353

		612

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	14	378

K12, Inc. *	84	1,719

Strategic Education, Inc.	6	969

WW International, Inc. *	19	719

		3,785

Diversified Telecommunication Services — 0.2%

IDT Corp., Class B *	39	278

Ooma, Inc. *	54	708

		986

Electric Utilities — 1.3%

IDACORP, Inc.	10	1,052

PNM Resources, Inc.	20	1,002

Portland General Electric Co.	51	2,829

Spark Energy, Inc., Class A (a)	150	1,386

		6,269

Electrical Equipment — 1.4%

Atkore International Group, Inc. *	122	4,933

Encore Wire Corp.	14	802

Generac Holdings, Inc. *	12	1,245

		6,980

Electronic Equipment, Instruments & Components — 3.4%

Benchmark Electronics, Inc.	108	3,702

Fabrinet (Thailand) *	21	1,357

Kimball Electronics, Inc. *	11	194

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — continued

Methode Electronics, Inc.	82	3,237

Sanmina Corp. *	109	3,724

Tech Data Corp. *	8	1,112

Vishay Intertechnology, Inc.	143	3,035

Vishay Precision Group, Inc. * (a)	17	563

		16,924

Energy Equipment & Services — 0.7%

FTS International, Inc. *	26	26

Matrix Service Co. *	45	1,027

Nine Energy Service, Inc. * (a)	35	276

Select Energy Services, Inc., Class A *	202	1,872

		3,201

Equity Real Estate Investment Trusts (REITs) — 6.7%

American Assets Trust, Inc.	9	404

Americold Realty Trust	68	2,367

Armada Hoffler Properties, Inc.	140	2,562

Ashford Hospitality Trust, Inc.	18	49

Braemar Hotels & Resorts, Inc.	14	125

CatchMark Timber Trust, Inc., Class A	32	364

Chatham Lodging Trust (a)	16	294

City Office REIT, Inc.	88	1,190

CoreCivic, Inc.	14	237

CorEnergy Infrastructure Trust, Inc.	8	376

CoreSite Realty Corp.	4	403

Cousins Properties, Inc.	43	1,762

DiamondRock Hospitality Co.	61	678

EastGroup Properties, Inc.	9	1,128

First Industrial Realty Trust, Inc.	76	3,151

Front Yard Residential Corp.	11	141

GEO Group, Inc. (The)	29	485

Getty Realty Corp.	21	687

Gladstone Commercial Corp.	58	1,270

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	29	918

Healthcare Realty Trust, Inc.	61	2,019

Highwoods Properties, Inc.	5	237

Hudson Pacific Properties, Inc.	18	695

Investors Real Estate Trust	2	174

Jernigan Capital, Inc. (a)	4	78

Lexington Realty Trust	29	312

LTC Properties, Inc.	9	412

New Senior Investment Group, Inc.	160	1,223

Physicians Realty Trust (a)	170	3,224

Rexford Industrial Realty, Inc.	6	268

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Saul Centers, Inc.	6	333

Senior Housing Properties Trust	50	420

Sun Communities, Inc.	5	721

Sunstone Hotel Investors, Inc.	134	1,866

Terreno Realty Corp.	6	319

Urban Edge Properties	24	462

Xenia Hotels & Resorts, Inc.	75	1,610

		32,964

Food & Staples Retailing — 0.9%

Grocery Outlet Holding Corp. * (a)	21	666

Performance Food Group Co. *	59	3,027

SpartanNash Co.	14	203

US Foods Holding Corp. *	16	667

		4,563

Food Products — 1.0%

Sanderson Farms, Inc.	22	3,868

Simply Good Foods Co. (The) *	36	1,019

TreeHouse Foods, Inc. *	4	216

		5,103

Gas Utilities — 0.7%

New Jersey Resources Corp.	20	908

ONE Gas, Inc.	8	756

Southwest Gas Holdings, Inc.	22	1,682

		3,346

Health Care Equipment & Supplies — 2.7%

CONMED Corp.	6	657

Globus Medical, Inc., Class A *	36	2,095

Haemonetics Corp. *	29	3,344

Integer Holdings Corp. *	47	3,756

Masimo Corp. *	6	893

NuVasive, Inc. *	25	1,933

OraSure Technologies, Inc. * (a)	77	621

		13,299

Health Care Providers & Services — 5.2%

Amedisys, Inc. * (a)	6	981

American Renal Associates Holdings, Inc. * (a)	23	243

Cross Country Healthcare, Inc. *	151	1,760

Encompass Health Corp.	14	956

Ensign Group, Inc. (The) (a)	92	4,166

Magellan Health, Inc. *	35	2,715

Molina Healthcare, Inc. *	22	2,924

Owens & Minor, Inc.	456	2,355

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Pennant Group, Inc. (The) *	46	1,517

Select Medical Holdings Corp. *	72	1,683

Tenet Healthcare Corp. * (a)	136	5,162

Tivity Health, Inc. *	52	1,050

		25,512

Health Care Technology — 0.1%

Livongo Health, Inc. * (a)	18	456

Hotels, Restaurants & Leisure — 1.1%

Bloomin’ Brands, Inc.	24	537

Boyd Gaming Corp.	15	449

Everi Holdings, Inc. *	153	2,055

Marriott Vacations Worldwide Corp.	9	1,209

Penn National Gaming, Inc. *	33	835

Red Robin Gourmet Burgers, Inc. * (a)	3	93

		5,178

Household Durables — 2.9%

Bassett Furniture Industries, Inc.	9	153

Hamilton Beach Brands Holding Co., Class A	6	114

Helen of Troy Ltd. *	22	3,989

KB Home	49	1,696

Lifetime Brands, Inc.	22	151

Meritage Homes Corp. * (a)	69	4,204

Taylor Morrison Home Corp. *	183	3,993

		14,300

Household Products — 0.4%

Central Garden & Pet Co., Class A * (a)	68	2,007

Independent Power and Renewable Electricity Producers — 0.9%

Atlantic Power Corp. *	81	189

Clearway Energy, Inc.	39	738

TerraForm Power, Inc., Class A	206	3,174

Vistra Energy Corp.	17	388

		4,489

Insurance — 0.3%

FedNat Holding Co.	16	264

National General Holdings Corp.	15	335

ProSight Global, Inc. *	16	256

Selective Insurance Group, Inc.	7	429

Third Point Reinsurance Ltd. (Bermuda) *	17	174

		1,458

Interactive Media & Services — 0.2%

Yelp, Inc. *	31	1,087

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.4%

Groupon, Inc. *	141	337

Stamps.com, Inc. *	19	1,579

		1,916

IT Services — 3.0%

Brightcove, Inc. *	42	363

KBR, Inc.	114	3,481

Limelight Networks, Inc. *	126	513

ManTech International Corp., Class A	6	495

MAXIMUS, Inc.	4	275

NIC, Inc. (a)	103	2,294

Perspecta, Inc.	151	4,005

Unisys Corp. *	194	2,297

Virtusa Corp. * (a)	22	1,003

		14,726

Life Sciences Tools & Services — 0.3%

10X Genomics, Inc., Class A * (a)	8	572

Adaptive Biotechnologies Corp. * (a)	18	523

Personalis, Inc. *	21	227

		1,322

Machinery — 1.9%

Columbus McKinnon Corp.	33	1,336

Hillenbrand, Inc.	46	1,536

Hurco Cos., Inc.	8	305

Meritor, Inc. *	47	1,237

Mueller Industries, Inc.	35	1,095

Park-Ohio Holdings Corp.	7	226

TriMas Corp. *	17	537

Wabash National Corp.	224	3,297

		9,569

Marine — 0.1%

Costamare, Inc. (Monaco)	53	505

Media — 2.3%

Central European Media Enterprises Ltd., Class A (Czech Republic) *	73	331

Fluent, Inc. *	123	308

Gray Television, Inc. * (a)	67	1,430

Liberty Latin America Ltd., Class A (Chile) *	172	3,322

Meredith Corp. (a)	43	1,380

Nexstar Media Group, Inc., Class A	15	1,729

Sinclair Broadcast Group, Inc., Class A	51	1,687

TEGNA, Inc.	66	1,095

		11,282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.9%

Commercial Metals Co.	64	1,429

Ramaco Resources, Inc. *	16	56

Ryerson Holding Corp. *	24	286

Warrior Met Coal, Inc.	102	2,148

Worthington Industries, Inc.	9	359

		4,278

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

Apollo Commercial Real Estate Finance, Inc. (a)	34	629

Ladder Capital Corp.	36	644

PennyMac Mortgage Investment Trust	151	3,357

Redwood Trust, Inc. (a)	64	1,056

		5,686

Multi-Utilities — 0.2%

Black Hills Corp. (a)	14	1,074

Oil, Gas & Consumable Fuels — 2.0%

Amplify Energy Corp.	55	360

Arch Coal, Inc., Class A (a)	14	1,001

Berry Petroleum Corp.	138	1,298

CVR Energy, Inc.	36	1,445

Delek US Holdings, Inc. (a)	25	855

Denbury Resources, Inc. *	1,366	1,926

Dorian LPG Ltd. *	68	1,056

Gulfport Energy Corp. *	135	410

Hallador Energy Co.	8	23

REX American Resources Corp. *	1	62

W&T Offshore, Inc. *	219	1,220

		9,656

Paper & Forest Products — 1.2%

Boise Cascade Co.	49	1,782

Schweitzer-Mauduit International, Inc.	90	3,764

Verso Corp., Class A *	7	122

		5,668

Pharmaceuticals — 2.5%

Aclaris Therapeutics, Inc. * (a)	47	88

Arvinas, Inc. * (a)	1	43

Cara Therapeutics, Inc. * (a)	29	469

Dermira, Inc. * (a)	101	1,528

Endo International plc * (a)	569	2,667

Horizon Therapeutics plc *	73	2,645

Lannett Co., Inc. * (a)	190	1,673

Menlo Therapeutics, Inc. *	92	425

NGM Biopharmaceuticals, Inc. * (a)	66	1,224

Phibro Animal Health Corp., Class A	18	437

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Revance Therapeutics, Inc. * (a)	8	136

TherapeuticsMD, Inc. * (a)	170	411

WaVe Life Sciences Ltd. * (a)	39	313

Zynerba Pharmaceuticals, Inc. * (a)	78	470

		12,529

Professional Services — 2.0%

Acacia Research Corp. *	21	57

Barrett Business Services, Inc. (a)	45	4,028

CBIZ, Inc. *	52	1,397

CRA International, Inc.	8	449

Heidrick & Struggles International, Inc.	16	512

Kelly Services, Inc., Class A (a)	21	463

Korn Ferry (a)	10	429

TriNet Group, Inc. *	8	470

TrueBlue, Inc. *	85	2,047

		9,852

Real Estate Management & Development — 0.1%

Jones Lang LaSalle, Inc.	3	526

Road & Rail — 0.5%

ArcBest Corp.	68	1,880

Avis Budget Group, Inc. *	13	427

Covenant Transportation Group, Inc., Class A *	8	97

		2,404

Semiconductors & Semiconductor Equipment — 3.1%

Advanced Energy Industries, Inc. * (a)	23	1,608

Alpha & Omega Semiconductor Ltd. *	99	1,343

Ichor Holdings Ltd. *	37	1,217

NeoPhotonics Corp. *	132	1,168

NVE Corp.	10	714

Onto Innovation, Inc. * (a)	41	1,516

Rambus, Inc. *	262	3,612

SMART Global Holdings, Inc. *	49	1,855

Ultra Clean Holdings, Inc. *	49	1,143

Xperi Corp.	65	1,201

		15,377

Software — 2.9%

ACI Worldwide, Inc. *	33	1,242

Avaya Holdings Corp. * (a)	29	392

Bottomline Technologies DE, Inc. *	10	548

Cloudflare, Inc., Class A * (a)	124	2,121

Cornerstone OnDemand, Inc. *	50	2,907

MicroStrategy, Inc., Class A *	5	677

Progress Software Corp.	83	3,461

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

SPS Commerce, Inc. *	13	729

SVMK, Inc. *	29	514

TiVo Corp.	228	1,931

		14,522

Specialty Retail — 2.7%

Barnes & Noble Education, Inc. *	177	756

Hibbett Sports, Inc. *	67	1,884

Lithia Motors, Inc., Class A	4	632

Office Depot, Inc.	481	1,318

Rent-A-Center, Inc.	178	5,144

RH * (a)	6	1,174

Signet Jewelers Ltd.	7	161

Sportsman’s Warehouse Holdings, Inc. *	61	486

Tilly’s, Inc., Class A	62	761

Zumiez, Inc. * (a)	33	1,129

		13,445

Textiles, Apparel & Luxury Goods — 1.2%

Deckers Outdoor Corp. *	33	5,572

Kontoor Brands, Inc. (a)	13	546

		6,118

Thrifts & Mortgage Finance — 5.0%

Essent Group Ltd.	99	5,137

Flagstar Bancorp, Inc.	79	3,022

FS Bancorp, Inc.	3	187

HomeStreet, Inc. *	17	564

Luther Burbank Corp.	22	250

MGIC Investment Corp.	217	3,079

NMI Holdings, Inc., Class A * (a)	29	969

OceanFirst Financial Corp.	21	527

PennyMac Financial Services, Inc.	133	4,542

Radian Group, Inc.	107	2,702

Walker & Dunlop, Inc. (a)	58	3,766

		24,745

Trading Companies & Distributors — 2.4%

Aircastle Ltd.	83	2,660

Applied Industrial Technologies, Inc.	15	992

BMC Stock Holdings, Inc. *	101	2,895

GMS, Inc. *	72	1,950

MRC Global, Inc. *	197	2,689

Rush Enterprises, Inc., Class A	6	283

Veritiv Corp.* (a)	22	433

		11,902

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	4	71

Total Common Stocks (Cost $405,491)		476,544

Short-Term Investments — 9.8%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $14,774)	14,770	14,774

Investment of Cash Collateral from Securities Loaned — 6.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	28,000	28,002
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	5,623	5,623

Total Investment of Cash Collateral from Securities Loaned (Cost $33,624)		33,625

Total Short-term Investments (Cost $48,398)		48,399

Total Investments — 106.5% (Cost $453,889)		524,943
Liabilities in Excess of Other Assets — (6.5)%		(32,157)

NET ASSETS — 100.0%		492,786

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $32,946,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	151	03/2020	USD	12,608	54

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%

Auto Components — 1.4%

LCI Industries (a)	921	98,702

Automobiles — 0.4%

Thor Industries, Inc. (a)	435	32,340

Banks — 10.0%

BankUnited, Inc.	1,979	72,367

Cadence BanCorp	2,572	46,633

Commerce Bancshares, Inc. (a)	1,332	90,474

Cullen/Frost Bankers, Inc. (a)	666	65,165

First Financial Bancorp	2,778	70,678

First Hawaiian, Inc.	2,901	83,698

First Horizon National Corp.	4,078	67,533

IBERIABANK Corp.	790	59,134

Western Alliance Bancorp (a)	1,636	93,276

Wintrust Financial Corp.	1,154	81,794

		730,752

Beverages — 0.7%

Cott Corp. (a)	3,579	48,964

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,215	79,364

Capital Markets — 5.1%

Assetmark Financial Holdings, Inc. *	556	16,126

Eaton Vance Corp.	1,085	50,649

FactSet Research Systems, Inc. (a)	197	52,890

Focus Financial Partners, Inc., Class A *	1,890	55,696

Lazard Ltd., Class A	1,858	74,257

Moelis & Co., Class A	1,681	53,671

Morningstar, Inc. (a)	434	65,658

		368,947

Chemicals — 3.6%

GCP Applied Technologies, Inc. *	2,632	59,765

PQ Group Holdings, Inc. *	3,794	65,189

Quaker Chemical Corp. (a)	520	85,508

Valvoline, Inc.	2,234	47,839

		258,301

Commercial Services & Supplies — 5.9%

Advanced Disposal Services, Inc. *	1,319	43,370

Brady Corp., Class A	1,665	95,337

BrightView Holdings, Inc. *	1,393	23,493

IAA, Inc. *	1,766	83,118

KAR Auction Services, Inc.	1,819	39,635

MSA Safety, Inc.	894	113,021

US Ecology, Inc. (a)	558	32,342

		430,316

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.2%

WillScot Corp. *	4,780	88,382

Containers & Packaging — 3.2%

AptarGroup, Inc.	1,445	167,071

Crown Holdings, Inc. *	941	68,287

		235,358

Distributors — 2.6%

Pool Corp.	878	186,383

Diversified Consumer Services — 0.5%

ServiceMaster Global Holdings, Inc. *	956	36,951

Electric Utilities — 1.3%

Portland General Electric Co. (a)	1,751	97,675

Electrical Equipment — 1.0%

Generac Holdings, Inc. *	716	71,974

Electronic Equipment, Instruments & Components — 0.6%

nLight, Inc. * (a)	2,119	42,964

Energy Equipment & Services — 1.4%

Core Laboratories NV (a)	1,053	39,679

Patterson-UTI Energy, Inc.	5,719	60,047

		99,726

Entertainment — 1.2%

Cinemark Holdings, Inc. (a)	2,554	86,465

Equity Real Estate Investment Trusts (REITs) — 5.6%

CubeSmart	2,508	78,958

EastGroup Properties, Inc.	855	113,393

National Retail Properties, Inc.	1,784	95,638

Outfront Media, Inc.	1,943	52,117

RLJ Lodging Trust	3,642	64,543

		404,649

Food & Staples Retailing — 3.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	2,850	64,803

Performance Food Group Co. *	3,625	186,605

		251,408

Health Care Equipment & Supplies — 2.9%

Envista Holdings Corp. *	1,037	30,736

ICU Medical, Inc. *	366	68,460

West Pharmaceutical Services, Inc.	748	112,454

		211,650

Health Care Providers & Services — 4.5%

Encompass Health Corp. (a)	1,623	112,412

HealthEquity, Inc. * (a)	762	56,456

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Molina Healthcare, Inc. *	728	98,744

Premier, Inc., Class A *	1,647	62,379

		329,991

Hotels, Restaurants & Leisure — 1.2%

Monarch Casino & Resort, Inc. *	509	24,736

Planet Fitness, Inc., Class A *	442	33,014

Wendy’s Co. (The) (a)	1,439	31,967

		89,717

Insurance — 2.5%

Kinsale Capital Group, Inc.	896	91,053

RLI Corp. (a)	983	88,458

		179,511

Internet & Direct Marketing Retail — 0.4%

Grubhub, Inc. * (a)	622	30,272

IT Services — 0.8%

CoreLogic, Inc. * (a)	1,298	56,720

Leisure Products — 2.4%

Acushnet Holdings Corp. (a)	1,801	58,547

Brunswick Corp.	1,915	114,867

Malibu Boats, Inc., Class A *	88	3,589

		177,003

Life Sciences Tools & Services — 1.0%

Syneos Health, Inc. * (a)	1,174	69,839

Machinery — 10.0%

Altra Industrial Motion Corp.	1,944	70,376

Douglas Dynamics, Inc.	996	54,773

Gates Industrial Corp. plc * (a)	4,343	59,760

Lincoln Electric Holdings, Inc. (a)	1,147	110,959

RBC Bearings, Inc. *	621	98,355

Toro Co. (The)	2,406	191,675

Welbilt, Inc. * (a)	2,779	43,379

Woodward, Inc.	837	99,192

		728,469

Media — 0.4%

EW Scripps Co. (The), Class A	1,895	29,777

Multi-Utilities — 1.3%

NorthWestern Corp.	1,353	96,957

Oil, Gas & Consumable Fuels — 0.6%

Cimarex Energy Co.	814	42,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 2.4%

Catalent, Inc. *	2,280	128,366

Prestige Consumer Healthcare, Inc. *	1,135	45,969

		174,335

Real Estate Management & Development — 1.1%

Cushman & Wakefield plc *	3,905	79,820

Road & Rail — 1.9%

Knight-Swift Transportation Holdings, Inc. (a)	2,022	72,463

Landstar System, Inc.	596	67,880

		140,343

Semiconductors & Semiconductor Equipment — 2.1%

Cabot Microelectronics Corp. (a)	677	97,760

Power Integrations, Inc.	550	54,429

		152,189

Software — 7.5%

Aspen Technology, Inc. *	580	70,156

Bill.Com Holdings, Inc. *	246	9,353

Blackbaud, Inc. (a)	763	60,706

Cision Ltd. * (a)	3,798	37,862

Cornerstone OnDemand, Inc. * (a)	995	58,278

Envestnet, Inc. * (a)	571	39,759

Guidewire Software, Inc. * (a)	635	69,664

Medallia, Inc. * (a)	396	12,331

Q2 Holdings, Inc. * (a)	1,043	84,586

SailPoint Technologies Holding, Inc. * (a)	1,294	30,550

Tyler Technologies, Inc. * (a)	232	69,587

		542,832

Specialty Retail — 0.0% (b)

National Vision Holdings, Inc. *	113	3,652

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc. (a)	583	63,772

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	1,119	74,610

Total Common Stocks (Cost $4,744,907)		6,923,808

Exchange-Traded Funds — 0.4%

U.S. Equity — 0.4%

iShares Russell 2000 ETF (a) (Cost $30,136)	196	32,447

Short-Term Investments — 8.5%

Investment Companies — 4.6%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $333,076)	332,976	333,076

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 3.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	253,017	253,043

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	30,027	30,027

Total Investment of Cash Collateral from Securities Loaned (Cost $283,062)		283,070

Total Short-Term Investments (Cost $616,138)		616,146

Total Investments — 104.1% (Cost $5,391,181)		7,572,401
Liabilities in Excess of Other Assets — (4.1)%		(299,372)

NET ASSETS — 100.0%		7,273,029

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $270,653,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.8%

Hexcel Corp.	375	27,481

Auto Components — 0.7%

Fox Factory Holding Corp. * (a)	322	22,410

Automobiles — 1.2%

Winnebago Industries, Inc. (a)	747	39,579

Banks — 2.1%

First Financial Bankshares, Inc. (a)	864	30,322

Signature Bank	148	20,242

Webster Financial Corp.	320	17,055

		67,619

Biotechnology — 12.0%

ACADIA Pharmaceuticals, Inc. *	527	22,562

Adverum Biotechnologies, Inc. * (a)	351	4,043

Amicus Therapeutics, Inc. *	1,673	16,297

Atara Biotherapeutics, Inc. * (a)	925	15,231

Avrobio, Inc. * (a)	843	16,961

Biohaven Pharmaceutical Holding Co. Ltd. *	552	30,052

Bridgebio Pharma, Inc. * (a)	237	8,312

Coherus Biosciences, Inc. *	1,252	22,541

FibroGen, Inc. * (a)	753	32,287

G1 Therapeutics, Inc. * (a)	658	17,395

Global Blood Therapeutics, Inc. *	172	13,684

Halozyme Therapeutics, Inc. * (a)	1,861	32,991

Heron Therapeutics, Inc. * (a)	993	23,343

Homology Medicines, Inc. * (a)	872	18,044

Intercept Pharmaceuticals, Inc. * (a)	264	32,660

Natera, Inc. * (a)	686	23,116

REGENXBIO, Inc. * (a)	461	18,871

Rubius Therapeutics, Inc. * (a)	451	4,284

Sage Therapeutics, Inc. *	144	10,420

Twist Bioscience Corp. * (a)	901	18,912

Viela Bio, Inc. * (a)	385	10,451

		392,457

Building Products — 4.5%

Advanced Drainage Systems, Inc.	1,240	48,150

Simpson Manufacturing Co., Inc.	610	48,932

Trex Co., Inc. * (a)	551	49,479

		146,561

Capital Markets — 0.9%

Evercore, Inc., Class A	390	29,156

Chemicals — 0.3%

Ferro Corp. *	711	10,544

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 3.0%

Brink’s Co. (The) (a)	414	37,523

MSA Safety, Inc. (a)	477	60,316

		97,839

Communications Equipment — 0.7%

Ciena Corp. *	578	24,692

Distributors — 1.2%

Pool Corp.	185	39,285

Diversified Consumer Services — 1.0%

Bright Horizons Family Solutions, Inc. *	215	32,314

Electrical Equipment — 2.0%

Generac Holdings, Inc. *	650	65,394

Electronic Equipment, Instruments & Components — 0.9%

Littelfuse, Inc. (a)	156	29,900

Entertainment — 1.6%

Glu Mobile, Inc. * (a)	2,033	12,302

Sciplay Corp., Class A *	818	10,051

World Wrestling Entertainment, Inc., Class A (a)	443	28,766

		51,119

Equity Real Estate Investment Trusts (REITs) — 2.8%

CubeSmart	613	19,285

EastGroup Properties, Inc.	208	27,624

National Health Investors, Inc.	243	19,819

Terreno Realty Corp.	461	24,952

		91,680

Food & Staples Retailing — 2.6%

Grocery Outlet Holding Corp. * (a)	543	17,625

Performance Food Group Co. *	1,327	68,321

		85,946

Food Products — 1.4%

Freshpet, Inc. *	785	46,359

Health Care Equipment & Supplies — 4.1%

Insulet Corp. *	201	34,469

iRhythm Technologies, Inc. * (a)	492	33,519

Nevro Corp. * (a)	414	48,650

Shockwave Medical, Inc. * (a)	405	17,805

		134,443

Health Care Providers & Services — 2.4%

Acadia Healthcare Co., Inc. * (a)	709	23,560

Amedisys, Inc. * (a)	333	55,509

		79,069

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 2.3%

Evolent Health, Inc., Class A * (a)	1,486	13,444

Teladoc Health, Inc. *	726	60,810

		74,254

Hotels, Restaurants & Leisure — 4.6%

Boyd Gaming Corp.	1,609	48,163

Planet Fitness, Inc., Class A *	434	32,441

Red Rock Resorts, Inc., Class A	1,316	31,526

Texas Roadhouse, Inc.	701	39,468

		151,598

Household Durables — 0.6%

TRI Pointe Group, Inc. *	1,354	21,102

Insurance — 0.9%

eHealth, Inc. * (a)	301	28,946

Internet & Direct Marketing Retail — 0.7%

Farfetch Ltd., Class A (United Kingdom) * (a)	1,286	13,313

RealReal, Inc. (The) * (a)	432	8,135

		21,448

IT Services — 3.3%

ManTech International Corp., Class A	642	51,257

MongoDB, Inc. * (a)	163	21,517

Wix.com Ltd. (Israel) * (a)	279	34,140

		106,914

Life Sciences Tools & Services — 0.7%

10X Genomics, Inc., Class A * (a)	135	10,294

Adaptive Biotechnologies Corp. * (a)	186	5,567

Personalis, Inc. * (a)	527	5,747

		21,608

Machinery — 5.1%

Chart Industries, Inc. * (a)	408	27,564

Graco, Inc.	526	27,331

ITT, Inc.	595	43,992

John Bean Technologies Corp. (a)	485	54,628

Oshkosh Corp.	137	12,922

		166,437

Marine — 0.6%

Kirby Corp. * (a)	229	20,522

Media — 1.2%

New York Times Co. (The), Class A (a)	1,221	39,264

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	247	16,155

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.6%

Horizon Therapeutics plc * (a)	1,333	48,252

Optinose, Inc. *	1,113	10,264

Revance Therapeutics, Inc.* (a)	1,501	24,355

TherapeuticsMD, Inc. *	4,708	11,394

Tricida, Inc.* (a)	643	24,282

		118,547

Professional Services — 0.4%

FTI Consulting, Inc. *	111	12,283

Road & Rail — 1.4%

Saia, Inc. * (a)	501	46,619

Semiconductors & Semiconductor Equipment — 6.3%

Entegris, Inc.	862	43,153

Inphi Corp. *	574	42,500

MKS Instruments, Inc.	424	46,625

Monolithic Power Systems, Inc. (a)	188	33,427

Semtech Corp. *	757	40,024

		205,729

Software — 11.4%

Anaplan, Inc. *	670	35,125

Bill.Com Holdings, Inc. *	188	7,144

Coupa Software, Inc. *	156	22,794

CyberArk Software Ltd. * (a)	283	32,954

Dynatrace, Inc. * (a)	1,012	25,607

Elastic NV * (a)	402	25,844

Envestnet, Inc. *	696	48,470

Globant SA (Argentina) *	14	1,529

HubSpot, Inc. *	141	22,401

Medallia, Inc. * (a)	519	16,159

PagerDuty, Inc. * (a)	343	8,016

Proofpoint, Inc. *	317	36,419

SailPoint Technologies Holding, Inc. *	420	9,910

Smartsheet, Inc., Class A *	646	28,999

Trade Desk, Inc. (The), Class A * (a)	48	12,574

Zendesk, Inc. *	217	16,661

Zscaler, Inc. * (a)	475	22,086

		372,692

Specialty Retail — 4.3%

Aaron’s, Inc.	225	12,844

Hudson Ltd., Class A *	2,034	31,203

Lithia Motors, Inc., Class A (a)	287	42,202

National Vision Holdings, Inc. *	1,684	54,612

		140,861

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.7%

Wolverine World Wide, Inc.	695	23,466

Trading Companies & Distributors — 4.0%

Applied Industrial Technologies, Inc.	429	28,594

H&E Equipment Services, Inc.	697	23,313

Rush Enterprises, Inc., Class A	773	35,933

SiteOne Landscape Supply, Inc. * (a)	463	41,969

		129,809

Total Common Stocks (Cost $2,411,990)		3,232,101

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $—)	927	—	(c)

	SHARES (000)
Short-Term Investments — 9.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (d) (e) (Cost $37,125)	37,114	37,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (d) (e)	234,016	234,039
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (d) (e)	26,845	26,845

Total Investment of Cash Collateral from Securities Loaned (Cost $260,874)		260,884

Total Short-Term Investments (Cost $297,999)		298,009

Total Investments — 107.9% (Cost $2,709,989)		3,530,110
Liabilities in Excess of Other Assets — (7.9)%		(258,233)

NET ASSETS — 100.0%		3,271,877

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $255,206,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Aerospace & Defense — 0.4%

Moog, Inc., Class A	67	5,726

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. *	289	5,972

Airlines — 0.3%

Hawaiian Holdings, Inc.	119	3,494

Auto Components — 0.7%

Adient plc * (a)	113	2,393

Cooper-Standard Holdings, Inc. *	6	199

Gentherm, Inc. *	99	4,394

Stoneridge, Inc. *	90	2,645

		9,631

Banks — 18.2%

1st Source Corp. (a)	85	4,384

American National Bankshares, Inc.	5	198

Atlantic Capital Bancshares, Inc. *	60	1,097

Atlantic Union Bankshares Corp.	7	244

BancFirst Corp.	98	6,144

BancorpSouth Bank	61	1,907

BankFinancial Corp.	176	2,305

Banner Corp.	33	1,867

Brookline Bancorp, Inc.	181	2,981

Bryn Mawr Bank Corp.	24	998

Cadence BanCorp	13	239

Cathay General Bancorp	161	6,137

Central Pacific Financial Corp.	350	10,362

Central Valley Community Bancorp	19	410

Century Bancorp, Inc., Class A (a)	3	279

Citizens & Northern Corp.	15	429

City Holding Co.	50	4,122

Columbia Banking System, Inc.	155	6,322

Community Bank System, Inc. (a)	106	7,541

Community Trust Bancorp, Inc.	96	4,457

East West Bancorp, Inc.	10	465

Enterprise Financial Services Corp.	166	7,984

Financial Institutions, Inc.	54	1,746

First Bancorp	24	946

First BanCorp (Puerto Rico)	947	10,032

First Citizens BancShares, Inc., Class A (a)	7	3,459

First Commonwealth Financial Corp. (a)	754	10,939

First Community Bankshares, Inc.	47	1,464

First Financial Corp.	16	741

First Hawaiian, Inc.	74	2,135

First Interstate BancSystem, Inc., Class A	27	1,147

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Flushing Financial Corp.	114	2,467

Glacier Bancorp, Inc. (a)	166	7,625

Great Southern Bancorp, Inc.	29	1,830

Great Western Bancorp, Inc.	80	2,783

Hancock Whitney Corp.	20	887

Hilltop Holdings, Inc.	188	4,677

Home BancShares, Inc. (a)	301	5,918

Hope Bancorp, Inc.	502	7,456

Independent Bank Corp.	43	972

Investors Bancorp, Inc.	761	9,071

Lakeland Financial Corp. (a)	33	1,595

Mercantile Bank Corp. (a)	15	547

OFG Bancorp (Puerto Rico)	82	1,924

People’s United Financial, Inc.	66	1,117

Preferred Bank	14	823

Republic Bancorp, Inc., Class A	15	716

S&T Bancorp, Inc.	18	717

South State Corp.	129	11,212

Stock Yards Bancorp, Inc. (a)	15	616

Tompkins Financial Corp. (a)	18	1,601

TriState Capital Holdings, Inc. * (a)	20	522

Trustmark Corp. (a)	450	15,540

UMB Financial Corp. (a)	174	11,950

Umpqua Holdings Corp.	461	8,168

United Bankshares, Inc. (a)	410	15,843

Valley National Bancorp	36	410

Washington Trust Bancorp, Inc.	30	1,592

Webster Financial Corp.	87	4,658

West Bancorp, Inc.	10	258

Westamerica Bancorp (a)	217	14,713

		241,689

Biotechnology — 2.1%

Acorda Therapeutics, Inc. *	26	53

Arcus Biosciences, Inc. *	259	2,612

Enanta Pharmaceuticals, Inc. * (a)	27	1,686

Epizyme, Inc. * (a)	234	5,764

Fate Therapeutics, Inc. * (a)	136	2,656

Five Prime Therapeutics, Inc. *	126	577

Iovance Biotherapeutics, Inc. * (a)	225	6,239

Medicines Co. (The) *	95	8,061

		27,648

Building Products — 1.4%

Armstrong Flooring, Inc. *	33	142

Builders FirstSource, Inc. *	529	13,447

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Building Products — continued

Masonite International Corp. *	43	3,120

Quanex Building Products Corp.	115	1,964

		18,673

Capital Markets — 0.9%

Brightsphere Investment Group, Inc.	83	850

Donnelley Financial Solutions, Inc. *	141	1,480

Moelis & Co., Class A (a)	11	361

Oppenheimer Holdings, Inc., Class A	12	316

Stifel Financial Corp. (a)	154	9,340

		12,347

Chemicals — 1.0%

FutureFuel Corp.	173	2,141

Minerals Technologies, Inc.	106	6,091

Trinseo SA	141	5,258

		13,490

Commercial Services & Supplies — 2.2%

ABM Industries, Inc. (a)	218	8,236

ACCO Brands Corp.	1,062	9,938

Deluxe Corp.	91	4,523

Ennis, Inc.	65	1,412

Quad/Graphics, Inc. (a)	523	2,441

VSE Corp.	71	2,686

		29,236

Communications Equipment — 0.3%

Comtech Telecommunications Corp. (a)	28	983

NetScout Systems, Inc. *	97	2,330

		3,313

Construction & Engineering — 1.6%

EMCOR Group, Inc.	156	13,489

MYR Group, Inc. *	135	4,413

Sterling Construction Co., Inc. *	84	1,177

Tutor Perini Corp. * (a)	171	2,195

		21,274

Consumer Finance — 0.3%

Nelnet, Inc., Class A	71	4,135

Containers & Packaging — 0.1%

Myers Industries, Inc.	43	712

Distributors — 0.3%

Core-Mark Holding Co., Inc.	169	4,601

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 0.9%

Houghton Mifflin Harcourt Co. *	429	2,680

K12, Inc. *	436	8,869

		11,549

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	25	552

Diversified Telecommunication Services — 0.3%

Consolidated Communications Holdings, Inc. (a)	1,161	4,505

Electric Utilities — 1.2%

IDACORP, Inc.	12	1,303

Portland General Electric Co.	253	14,093

Spark Energy, Inc., Class A	73	677

		16,073

Electrical Equipment — 0.5%

American Superconductor Corp. *	269	2,108

Bloom Energy Corp., Class A *	11	78

Powell Industries, Inc. (a)	93	4,576

		6,762

Electronic Equipment, Instruments & Components — 1.9%

Bel Fuse, Inc., Class B	64	1,310

Benchmark Electronics, Inc.	314	10,786

Fabrinet (Thailand) *	89	5,764

OSI Systems, Inc. *	9	886

Tech Data Corp. *	46	6,548

		25,294

Energy Equipment & Services — 1.3%

Dril-Quip, Inc. * (a)	45	2,106

Era Group, Inc. *	65	663

FTS International, Inc. *	75	78

Matrix Service Co. *	307	7,031

NexTier Oilfield Solutions, Inc. * (a)	133	894

SEACOR Holdings, Inc. *	136	5,869

		16,641

Entertainment — 0.3%

Eros International plc (India) * (a)	1,181	4,003

Equity Real Estate Investment Trusts (REITs) — 9.8%

Acadia Realty Trust	106	2,749

Agree Realty Corp. (a)	9	603

Alexander & Baldwin, Inc. (a)	156	3,263

American Assets Trust, Inc.	233	10,690

Ashford Hospitality Trust, Inc.	604	1,684

Braemar Hotels & Resorts, Inc.	167	1,493

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Cedar Realty Trust, Inc.	214	631

City Office REIT, Inc.	139	1,873

CoreCivic, Inc.	61	1,064

CorEnergy Infrastructure Trust, Inc. (a)	43	1,912

CoreSite Realty Corp.	34	3,846

DiamondRock Hospitality Co.	854	9,463

Easterly Government Properties, Inc.	213	5,054

First Industrial Realty Trust, Inc.	163	6,779

Franklin Street Properties Corp.	140	1,199

Front Yard Residential Corp.	65	796

GEO Group, Inc. (The)	344	5,717

Getty Realty Corp.	164	5,385

Gladstone Commercial Corp.	179	3,913

Hersha Hospitality Trust	48	700

Highwoods Properties, Inc.	23	1,140

Industrial Logistics Properties Trust	29	639

Kite Realty Group Trust	70	1,365

Lexington Realty Trust	356	3,778

Mack-Cali Realty Corp.	224	5,186

Pebblebrook Hotel Trust (a)	213	5,716

Physicians Realty Trust	143	2,701

Piedmont Office Realty Trust, Inc., Class A	271	6,036

PotlatchDeltic Corp.	10	428

PS Business Parks, Inc.	23	3,841

Retail Opportunity Investments Corp.	244	4,311

RLJ Lodging Trust	66	1,170

Saul Centers, Inc.	9	486

Service Properties Trust	25	601

STAG Industrial, Inc.	126	3,968

Sunstone Hotel Investors, Inc.	972	13,532

Terreno Realty Corp.	38	2,068

UMH Properties, Inc.	27	426

Urstadt Biddle Properties, Inc., Class A	61	1,503

Xenia Hotels & Resorts, Inc.	154	3,334

		131,043

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp. * (a)	33	1,074

Rite Aid Corp. * (a)	46	707

		1,781

Food Products — 1.2%

Darling Ingredients, Inc. *	83	2,325

Sanderson Farms, Inc.	81	14,256

		16,581

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 1.5%

Northwest Natural Holding Co.	76	5,611

ONE Gas, Inc.	25	2,367

Southwest Gas Holdings, Inc.	117	8,919

Spire, Inc.	40	3,291

		20,188

Health Care Equipment & Supplies — 0.3%

Varex Imaging Corp. *	127	3,771

Health Care Providers & Services — 1.7%

American Renal Associates Holdings, Inc. * (a)	71	740

Cross Country Healthcare, Inc. *	180	2,094

Diplomat Pharmacy, Inc. *	406	1,625

Magellan Health, Inc. *	166	12,989

Owens & Minor, Inc. (a)	835	4,319

Patterson Cos., Inc. (a)	56	1,141

		22,908

Health Care Technology — 0.9%

Allscripts Healthcare Solutions, Inc. *	1,172	11,507

Computer Programs & Systems, Inc. (a)	24	631

		12,138

Hotels, Restaurants & Leisure — 1.0%

Boyd Gaming Corp.	68	2,030

Brinker International, Inc. (a)	268	11,269

Red Lion Hotels Corp. * (a)	149	557

		13,856

Household Durables — 2.8%

Helen of Troy Ltd. * (a)	11	1,942

KB Home	219	7,498

Meritage Homes Corp. * (a)	49	2,982

Sonos, Inc. *	602	9,398

Taylor Morrison Home Corp. *	35	772

TRI Pointe Group, Inc. *	974	15,175

		37,767

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp. *	1,612	3,756

Clearway Energy, Inc.	319	6,103

Clearway Energy, Inc., Class C (a)	366	7,298

		17,157

Insurance — 2.4%

Ambac Financial Group, Inc. * (a)	88	1,903

American Equity Investment Life Holding Co.	265	7,943

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

AMERISAFE, Inc.	75	4,946

Argo Group International Holdings Ltd.	12	816

CNO Financial Group, Inc.	482	8,742

Global Indemnity Ltd. (Cayman Islands)	9	270

Hallmark Financial Services, Inc. *	57	1,005

Heritage Insurance Holdings, Inc.	78	1,032

Horace Mann Educators Corp.	18	764

MBIA, Inc. * (a)	193	1,790

Primerica, Inc.	8	1,097

Third Point Reinsurance Ltd. (Bermuda) *	98	1,028

		31,336

Internet & Direct Marketing Retail — 0.6%

Stamps.com, Inc. *	87	7,291

IT Services — 0.8%

KBR, Inc.	185	5,652

Perficient, Inc. *	78	3,607

Unisys Corp. *	141	1,672

		10,931

Machinery — 2.5%

AGCO Corp.	74	5,740

Astec Industries, Inc.	105	4,401

Douglas Dynamics, Inc.	118	6,512

EnPro Industries, Inc.	16	1,077

Graham Corp.	20	438

Harsco Corp. *	25	577

Hurco Cos., Inc.	35	1,354

LB Foster Co., Class A *	26	502

Wabash National Corp. (a)	867	12,739

		33,340

Media — 1.7%

Cumulus Media, Inc., Class A *	155	2,715

Gannett Co., Inc. (a)	213	1,356

Hemisphere Media Group, Inc. *	234	3,481

Liberty Latin America Ltd., Class A (Chile) *	151	2,912

Liberty Latin America Ltd., Class C (Chile) * (a)	196	3,822

Sinclair Broadcast Group, Inc., Class A	147	4,894

WideOpenWest, Inc. * (a)	384	2,850

		22,030

Metals & Mining — 1.3%

Century Aluminum Co. * (a)	258	1,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued

Warrior Met Coal, Inc.	262	5,528

Worthington Industries, Inc.	236	9,933

		17,397

Mortgage Real Estate Investment Trusts (REITs) — 2.7%

ARMOUR Residential REIT, Inc. (a)	208	3,724

Blackstone Mortgage Trust, Inc., Class A (a)	309	11,509

Cherry Hill Mortgage Investment Corp. (a)	158	2,300

Exantas Capital Corp.	45	528

Invesco Mortgage Capital, Inc.	299	4,978

Ladder Capital Corp.	383	6,913

Two Harbors Investment Corp.	394	5,765

		35,717

Multi-Utilities — 1.4%

Avista Corp.	120	5,761

Black Hills Corp.	151	11,867

Unitil Corp.	17	1,039

		18,667

Oil, Gas & Consumable Fuels — 4.0%

Amplify Energy Corp.	344	2,273

Arch Coal, Inc., Class A (a)	103	7,375

CNX Resources Corp. *	495	4,383

Delek US Holdings, Inc. (a)	416	13,952

Green Plains, Inc. (a)	230	3,549

Gulfport Energy Corp. *	1,473	4,478

Peabody Energy Corp.	81	742

Renewable Energy Group, Inc. * (a)	72	1,935

REX American Resources Corp. *	96	7,876

W&T Offshore, Inc. *	999	5,552

Whiting Petroleum Corp. * (a)	189	1,390

		53,505

Paper & Forest Products — 1.6%

Boise Cascade Co.	74	2,703

Domtar Corp.	67	2,547

Louisiana-Pacific Corp.	164	4,857

Schweitzer-Mauduit International, Inc.	176	7,407

Verso Corp., Class A *	176	3,168

		20,682

Pharmaceuticals — 1.5%

Endo International plc * (a)	1,397	6,551

Intra-Cellular Therapies, Inc. * (a)	104	3,551

Lannett Co., Inc. * (a)	545	4,811

Prestige Consumer Healthcare, Inc. *	127	5,123

		20,036

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 2.9%

Acacia Research Corp. *	369	980

Barrett Business Services, Inc.	87	7,899

FTI Consulting, Inc. *	112	12,438

Heidrick & Struggles International, Inc.	48	1,560

Huron Consulting Group, Inc. *	145	9,992

Kelly Services, Inc., Class A (a)	59	1,326

TrueBlue, Inc. *	201	4,846

		39,041

Road & Rail — 0.6%

ArcBest Corp.	289	7,968

Covenant Transportation Group, Inc., Class A *	34	437

		8,405

Semiconductors & Semiconductor Equipment — 4.2%

Amkor Technology, Inc. *	584	7,591

Cirrus Logic, Inc. *	90	7,375

NeoPhotonics Corp. *	566	4,993

Rambus, Inc. *	1,073	14,785

Synaptics, Inc. *	150	9,892

Veeco Instruments, Inc. * (a)	319	4,689

Xperi Corp.	385	7,128

		56,453

Software — 2.2%

ACI Worldwide, Inc. * (a)	196	7,441

Fair Isaac Corp. *	10	3,634

MicroStrategy, Inc., Class A *	17	2,453

SecureWorks Corp., Class A *	112	1,858

Synchronoss Technologies, Inc. * (a)	121	574

TiVo Corp.	1,581	13,409

		29,369

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A (a)	442	7,639

Barnes & Noble Education, Inc. *	748	3,194

Cato Corp. (The), Class A	116	2,011

Express, Inc. * (a)	430	2,096

Haverty Furniture Cos., Inc.	2	33

Hibbett Sports, Inc. * (a)	309	8,670

Murphy USA, Inc. *	26	3,054

Office Depot, Inc.	1,129	3,093

Sally Beauty Holdings, Inc. * (a)	111	2,033

Zumiez, Inc. * (a)	108	3,713

		35,536

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp. *	27	4,542

Fossil Group, Inc. * (a)	324	2,550

G-III Apparel Group Ltd. *	23	761

Movado Group, Inc.	94	2,050

		9,903

Thrifts & Mortgage Finance — 4.1%

Essent Group Ltd.	84	4,341

First Defiance Financial Corp.	53	1,681

Luther Burbank Corp.	48	557

Meridian Bancorp, Inc.	242	4,870

MGIC Investment Corp.	444	6,297

Northfield Bancorp, Inc. (a)	487	8,251

Radian Group, Inc.	260	6,547

Territorial Bancorp, Inc.	12	384

United Community Financial Corp.	33	386

Washington Federal, Inc.	453	16,606

Waterstone Financial, Inc.	69	1,313

WSFS Financial Corp.	66	2,896

		54,129

Tobacco — 0.2%

Vector Group Ltd. (a)	170	2,278

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc. *	173	4,952

DXP Enterprises, Inc. *	90	3,579

Foundation Building Materials, Inc. *	93	1,800

MRC Global, Inc. *	392	5,343

NOW, Inc. * (a)	1,024	11,509

Titan Machinery, Inc. *	256	3,785

Veritiv Corp. * (a)	94	1,851

		32,819

Water Utilities — 0.2%

American States Water Co.	35	3,032

Total Common Stocks (Cost $1,052,447)		1,306,407

Short-term Investments — 8.4%

Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $26,287)	26,280	26,287

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 6.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	73,012	73,020
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	12,287	12,287

Total Investment of Cash Collateral from Securities Loaned (Cost $85,306)		85,307

Total Short-term Investments (Cost $111,593)		111,594

Total Investments — 106.5% (Cost $1,164,040)		1,418,001
Liabilities in Excess of Other Assets — (6.5)%		(87,115)

Net Assets — 100.0%		1,330,886

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $82,472,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Russell 2000 E-Mini Index	296	03/2020	USD	24,715	96

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 0.2%

Moog, Inc., Class A	24	2,069

Air Freight & Logistics — 0.2%

Echo Global Logistics, Inc. *	141	2,922

Auto Components — 1.0%

Gentherm, Inc. *	144	6,388

Stoneridge, Inc. *	256	7,512

		13,900

Banks — 8.6%

1st Source Corp.	41	2,138

Atlantic Union Bankshares Corp.	33	1,241

BancFirst Corp.	126	7,855

BancorpSouth Bank	169	5,303

BankFinancial Corp.	64	834

Banner Corp.	131	7,395

Brookline Bancorp, Inc.	168	2,760

Cadence BanCorp	10	187

Cathay General Bancorp	66	2,510

Central Pacific Financial Corp.	205	6,061

Central Valley Community Bancorp	15	330

Columbia Banking System, Inc. (a)	164	6,663

CVB Financial Corp. (a)	273	5,885

Enterprise Financial Services Corp.	39	1,871

First Commonwealth Financial Corp. (a)	276	3,999

First Community Bankshares, Inc.	18	568

First Hawaiian, Inc.	60	1,735

First Interstate BancSystem, Inc., Class A	42	1,758

Flushing Financial Corp.	56	1,207

Great Western Bancorp, Inc.	20	702

Hope Bancorp, Inc.	135	2,003

IBERIABANK Corp.	24	1,803

Independent Bank Corp.	78	1,774

Independent Bank Corp.	9	724

Investors Bancorp, Inc.	185	2,205

National Bank Holdings Corp., Class A	15	542

PacWest Bancorp	45	1,720

People’s United Financial, Inc. (a)	92	1,551

Simmons First National Corp., Class A	78	2,097

South State Corp.	10	841

TCF Financial Corp.	86	4,036

Trustmark Corp. (a)	413	14,257

UMB Financial Corp. (a)	41	2,795

United Bankshares, Inc.	121	4,676

Webster Financial Corp.	39	2,102

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

West Bancorp, Inc. (a)	27	684

Westamerica Bancorp (a)	152	10,303

		115,115

Biotechnology — 8.0%

ACADIA Pharmaceuticals, Inc. *	153	6,536

Aimmune Therapeutics, Inc. * (a)	92	3,068

Alector, Inc. * (a)	36	613

AMAG Pharmaceuticals, Inc. * (a)	18	221

Amicus Therapeutics, Inc. *	281	2,737

Arena Pharmaceuticals, Inc. * (a)	86	3,890

Atara Biotherapeutics, Inc. * (a)	94	1,556

Athenex, Inc. * (a)	224	3,422

Biohaven Pharmaceutical Holding Co. Ltd. *	105	5,699

Bluebird Bio, Inc. * (a)	14	1,250

Bridgebio Pharma, Inc. * (a)	70	2,450

Clovis Oncology, Inc. * (a)	277	2,889

CytomX Therapeutics, Inc. *	96	797

Eagle Pharmaceuticals, Inc. *	23	1,365

Eiger BioPharmaceuticals, Inc. * (a)	241	3,592

Flexion Therapeutics, Inc. * (a)	99	2,044

Forty Seven, Inc. * (a)	179	7,044

Global Blood Therapeutics, Inc. * (a)	92	7,349

Gritstone Oncology, Inc. * (a)	42	373

Homology Medicines, Inc. *	58	1,203

Intercept Pharmaceuticals, Inc. * (a)	54	6,738

La Jolla Pharmaceutical Co. * (a)	91	357

Mersana Therapeutics, Inc. *	586	3,359

Myriad Genetics, Inc. *	49	1,323

Principia Biopharma, Inc. * (a)	103	5,640

Protagonist Therapeutics, Inc. *	222	1,567

Puma Biotechnology, Inc. * (a)	66	577

REGENXBIO, Inc. * (a)	102	4,179

Sangamo Therapeutics, Inc. *	55	458

Sarepta Therapeutics, Inc. * (a)	25	3,181

Seres Therapeutics, Inc. * (a)	466	1,608

Solid Biosciences, Inc. *	89	396

Sutro Biopharma, Inc. *	33	364

Synlogic, Inc. *	183	471

TCR2 Therapeutics, Inc. *	71	1,020

TG Therapeutics, Inc. * (a)	198	2,195

UroGen Pharma Ltd. * (a)	121	4,041

Vanda Pharmaceuticals, Inc. *	143	2,340

Viela Bio, Inc. * (a)	91	2,462

Voyager Therapeutics, Inc. *	152	2,118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Xencor, Inc. * (a)	109	3,732

Y-mAbs Therapeutics, Inc. *	10	303

		106,527

Building Products — 2.1%

Builders FirstSource, Inc. *	303	7,709

Continental Building Products, Inc. *	191	6,957

CSW Industrials, Inc.	90	6,967

Masonite International Corp. *	78	5,618

Quanex Building Products Corp.	20	349

		27,600

Capital Markets — 1.0%

Brightsphere Investment Group, Inc.	49	502

Cowen, Inc., Class A * (a)	56	879

Donnelley Financial Solutions, Inc. *	91	955

Houlihan Lokey, Inc.	111	5,406

Moelis & Co., Class A	30	961

Stifel Financial Corp. (a)	74	4,485

		13,188

Chemicals — 1.0%

FutureFuel Corp.	207	2,559

Minerals Technologies, Inc.	81	4,667

PolyOne Corp.	32	1,171

Stepan Co.	13	1,332

Trinseo SA	112	4,172

		13,901

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	42	1,573

ACCO Brands Corp.	884	8,271

Deluxe Corp.	82	4,070

Ennis, Inc.	231	4,996

HNI Corp.	80	3,009

Quad/Graphics, Inc. (a)	314	1,468

VSE Corp.	16	614

		24,001

Communications Equipment — 0.6%

Extreme Networks, Inc. * (a)	565	4,164

InterDigital, Inc. (a)	68	3,689

		7,853

Construction & Engineering — 2.7%

Comfort Systems USA, Inc.	86	4,272

EMCOR Group, Inc.	203	17,536

MasTec, Inc. * (a)	157	10,099

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued

MYR Group, Inc. *	81	2,654

Sterling Construction Co., Inc. *	125	1,755

		36,316

Consumer Finance — 0.5%

Credit Acceptance Corp. * (a)	7	3,218

FirstCash, Inc.	22	1,800

Green Dot Corp., Class A *	35	817

Nelnet, Inc., Class A	10	594

		6,429

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	90	1,490

Myers Industries, Inc.	83	1,380

		2,870

Distributors — 0.1%

Core-Mark Holding Co., Inc. (a)	71	1,939

Diversified Consumer Services — 0.6%

Houghton Mifflin Harcourt Co. * (a)	46	286

K12, Inc. *	394	8,014

		8,300

Diversified Telecommunication Services — 0.8%

Cogent Communications Holdings, Inc.	112	7,371

Consolidated Communications Holdings, Inc. (a)	1,006	3,901

		11,272

Electric Utilities — 1.0%

IDACORP, Inc.	12	1,282

PNM Resources, Inc.	59	2,982

Portland General Electric Co.	133	7,416

Spark Energy, Inc., Class A (a)	208	1,915

		13,595

Electrical Equipment — 1.3%

Bloom Energy Corp., Class A *	8	62

Generac Holdings, Inc. *	142	14,324

Powell Industries, Inc.	69	3,396

		17,782

Electronic Equipment, Instruments & Components — 2.0%

Benchmark Electronics, Inc.	115	3,966

Fabrinet (Thailand) *	76	4,933

Insight Enterprises, Inc. * (a)	39	2,741

OSI Systems, Inc. *	84	8,500

Tech Data Corp. *	22	3,102

TTM Technologies, Inc. *	252	3,791

		27,033

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Energy Equipment & Services — 0.7%

FTS International, Inc. *	16	17

Matrix Service Co. *	294	6,721

SEACOR Holdings, Inc. *	69	2,982

		9,720

Equity Real Estate Investment Trusts (REITs) — 6.7%

Agree Realty Corp.	9	603

Alexander & Baldwin, Inc.	34	711

American Assets Trust, Inc.	212	9,730

Americold Realty Trust (a)	165	5,798

Ashford Hospitality Trust, Inc.	300	837

CoreSite Realty Corp.	86	9,617

CubeSmart	53	1,654

DiamondRock Hospitality Co.	507	5,614

Easterly Government Properties, Inc.	52	1,241

EastGroup Properties, Inc.	27	3,642

Equity LifeStyle Properties, Inc.	40	2,823

First Industrial Realty Trust, Inc.	138	5,728

Four Corners Property Trust, Inc.	23	634

Front Yard Residential Corp.	31	386

GEO Group, Inc. (The)	302	5,017

Getty Realty Corp.	59	1,930

Gladstone Commercial Corp.	80	1,750

Hersha Hospitality Trust	64	925

Highwoods Properties, Inc.	29	1,423

Lexington Realty Trust	272	2,890

Mack-Cali Realty Corp.	70	1,624

National Retail Properties, Inc.	10	515

Pebblebrook Hotel Trust (a)	204	5,481

Physicians Realty Trust	117	2,207

Piedmont Office Realty Trust, Inc., Class A	193	4,286

PS Business Parks, Inc.	6	977

RLJ Lodging Trust	44	777

Saul Centers, Inc.	38	2,016

Sunstone Hotel Investors, Inc.	405	5,638

Taubman Centers, Inc.	14	441

Terreno Realty Corp.	16	883

UMH Properties, Inc.	27	420

Xenia Hotels & Resorts, Inc.	33	712

		88,930

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp. * (a)	33	1,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.6%

Darling Ingredients, Inc. *	544	15,269

Sanderson Farms, Inc.	30	5,322

Seneca Foods Corp., Class A *	16	634

		21,225

Gas Utilities — 0.6%

New Jersey Resources Corp.	27	1,221

Northwest Natural Holding Co.	20	1,475

ONE Gas, Inc.	27	2,554

Southwest Gas Holdings, Inc.	40	3,016

		8,266

Health Care Equipment & Supplies — 3.5%

AngioDynamics, Inc. *	234	3,738

Integer Holdings Corp. *	191	15,350

Lantheus Holdings, Inc. *	62	1,264

Meridian Bioscience, Inc.	171	1,674

Nevro Corp. *	57	6,709

NuVasive, Inc. *	107	8,258

Orthofix Medical, Inc. *	38	1,750

Varex Imaging Corp. * (a)	276	8,216

		46,959

Health Care Providers & Services — 2.2%

Amedisys, Inc. *	10	1,749

Community Health Systems, Inc. * (a)	240	696

Cross Country Healthcare, Inc. *	312	3,622

Diplomat Pharmacy, Inc. * (a)	164	654

Magellan Health, Inc. *	149	11,675

Owens & Minor, Inc.	467	2,413

Patterson Cos., Inc. (a)	232	4,754

Surgery Partners, Inc. * (a)	109	1,713

Tenet Healthcare Corp. * (a)	60	2,281

		29,557

Health Care Technology — 1.9%

Allscripts Healthcare Solutions, Inc. *	1,479	14,513

Evolent Health, Inc., Class A * (a)	518	4,684

HealthStream, Inc. *	179	4,866

Livongo Health, Inc. * (a)	50	1,251

		25,314

Hotels, Restaurants & Leisure — 1.9%

Bloomin’ Brands, Inc.	410	9,053

Boyd Gaming Corp.	110	3,306

Brinker International, Inc. (a)	288	12,101

Red Lion Hotels Corp. * (a)	140	521

		24,981

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 3.2%

Hamilton Beach Brands Holding Co., Class A	32	614

KB Home	425	14,566

Sonos, Inc. * (a)	706	11,020

TRI Pointe Group, Inc. *	1,018	15,854

		42,054

Independent Power and Renewable Electricity Producers — 0.4%

Atlantic Power Corp. *	1,910	4,451

Clearway Energy, Inc.	73	1,399

		5,850

Insurance — 1.3%

American Equity Investment Life Holding Co.	13	391

CNO Financial Group, Inc.	134	2,422

First American Financial Corp.	26	1,544

Global Indemnity Ltd. (Cayman Islands)	16	461

Kemper Corp.	14	1,081

Kinsale Capital Group, Inc.	45	4,529

MBIA, Inc. * (a)	47	434

Primerica, Inc.	49	6,339

Third Point Reinsurance Ltd. (Bermuda) *	46	485

		17,686

Interactive Media & Services — 0.4%

Yelp, Inc. *	152	5,287

Internet & Direct Marketing Retail — 0.6%

Etsy, Inc. *	19	859

Groupon, Inc. *	401	959

Stamps.com, Inc. *	73	6,089

		7,907

IT Services — 1.9%

Brightcove, Inc. *	282	2,451

CACI International, Inc., Class A *	21	5,262

Euronet Worldwide, Inc. *	14	2,214

KBR, Inc.	62	1,900

NIC, Inc. (a)	63	1,416

Perficient, Inc. *	260	11,962

Unisys Corp. *	29	349

		25,554

Life Sciences Tools & Services — 0.8%

10X Genomics, Inc., Class A * (a)	21	1,609

Adaptive Biotechnologies Corp. * (a)	50	1,484

Medpace Holdings, Inc. *	75	6,319

Personalis, Inc. *	56	612

		10,024

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 3.1%

Actuant Corp., Class A	12	301

Astec Industries, Inc.	119	4,990

Douglas Dynamics, Inc.	183	10,090

EnPro Industries, Inc.	39	2,582

Graham Corp.	28	603

Harsco Corp. *	58	1,335

Kadant, Inc. (a)	35	3,737

LB Foster Co., Class A *	18	344

Meritor, Inc. *	136	3,559

Wabash National Corp. (a)	968	14,219

		41,760

Media — 1.2%

Gannett Co., Inc. (a)	98	624

Hemisphere Media Group, Inc. *	172	2,551

Nexstar Media Group, Inc., Class A (a)	43	5,065

Sinclair Broadcast Group, Inc., Class A	142	4,743

WideOpenWest, Inc. * (a)	346	2,570

		15,553

Metals & Mining — 1.0%

Kaiser Aluminum Corp.	10	1,064

Warrior Met Coal, Inc.	216	4,558

Worthington Industries, Inc.	193	8,157

		13,779

Mortgage Real Estate Investment Trusts (REITs) — 1.0%

Blackstone Mortgage Trust, Inc., Class A (a)	198	7,384

Cherry Hill Mortgage Investment Corp.	19	276

Invesco Mortgage Capital, Inc.	117	1,951

Ladder Capital Corp.	62	1,111

Two Harbors Investment Corp.	172	2,515

		13,237

Multi-Utilities — 0.4%

Black Hills Corp.	62	4,854

Oil, Gas & Consumable Fuels — 2.2%

Arch Coal, Inc., Class A (a)	51	3,655

CVR Energy, Inc.	15	597

Delek US Holdings, Inc.	251	8,406

Dorian LPG Ltd. *	4	68

Gulfport Energy Corp. * (a)	694	2,110

Peabody Energy Corp. (a)	49	449

Renewable Energy Group, Inc. * (a)	71	1,914

REX American Resources Corp. *	72	5,907

W&T Offshore, Inc. *	1,003	5,577

		28,683

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Paper & Forest Products — 0.9%

Boise Cascade Co.	73	2,672

Domtar Corp.	31	1,194

Louisiana-Pacific Corp.	119	3,526

Verso Corp., Class A *	258	4,655

		12,047

Personal Products — 0.4%

Edgewell Personal Care Co. *	36	1,117

Herbalife Nutrition Ltd. * (a)	27	1,310

Medifast, Inc.	10	1,128

USANA Health Sciences, Inc. *	16	1,237

		4,792

Pharmaceuticals — 3.1%

Arvinas, Inc. * (a)	3	124

Endo International plc * (a)	690	3,236

Horizon Therapeutics plc *	231	8,349

Lannett Co., Inc. * (a)	342	3,013

Menlo Therapeutics, Inc. *	76	354

MyoKardia, Inc. * (a)	99	7,186

Paratek Pharmaceuticals, Inc. * (a)	1,246	5,021

Prestige Consumer Healthcare, Inc. * (a)	147	5,958

Reata Pharmaceuticals, Inc., Class A *	41	8,449

resTORbio, Inc. *	56	84

		41,774

Professional Services — 2.5%

Barrett Business Services, Inc. (a)	128	11,616

Heidrick & Struggles International, Inc.	18	591

Huron Consulting Group, Inc. *	164	11,248

Kforce, Inc.	108	4,291

Korn Ferry	75	3,159

TrueBlue, Inc. *	124	2,990

		33,895

Road & Rail — 0.5%

ArcBest Corp.	218	6,004

Schneider National, Inc., Class B	40	866

		6,870

Semiconductors & Semiconductor Equipment — 4.0%

Amkor Technology, Inc. *	720	9,357

Cirrus Logic, Inc. *	144	11,896

NeoPhotonics Corp. *	201	1,777

Rambus, Inc. *	942	12,970

Synaptics, Inc. * (a)	120	7,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Veeco Instruments, Inc. *	247	3,623

Xperi Corp.	289	5,339

		52,853

Software — 5.6%

ACI Worldwide, Inc. *	393	14,875

Avaya Holdings Corp. * (a)	335	4,517

Box, Inc., Class A * (a)	228	3,821

Cloudflare, Inc., Class A *	28	474

CommVault Systems, Inc. *	321	14,327

Dynatrace, Inc. * (a)	175	4,415

j2 Global, Inc. (a)	57	5,356

Manhattan Associates, Inc. *	33	2,668

MicroStrategy, Inc., Class A *	14	1,933

Proofpoint, Inc. *	30	3,409

Qualys, Inc. * (a)	57	4,783

Synchronoss Technologies, Inc. * (a)	814	3,866

Telenav, Inc. *	127	618

TiVo Corp.	1,132	9,603

		74,665

Specialty Retail — 3.2%

Abercrombie & Fitch Co., Class A (a)	512	8,853

Barnes & Noble Education, Inc. *	554	2,366

Conn’s, Inc. * (a)	36	443

Five Below, Inc. *	10	1,228

Haverty Furniture Cos., Inc.	2	32

Hibbett Sports, Inc. * (a)	180	5,048

Murphy USA, Inc. * (a)	50	5,900

Office Depot, Inc.	1,119	3,067

Sally Beauty Holdings, Inc. *	25	451

Sleep Number Corp. * (a)	167	8,203

Tailored Brands, Inc. (a)	166	686

Zumiez, Inc. * (a)	184	6,358

		42,635

Textiles, Apparel & Luxury Goods — 1.4%

Crocs, Inc. *	58	2,444

Deckers Outdoor Corp. *	84	14,104

Fossil Group, Inc. * (a)	327	2,578

		19,126

Thrifts & Mortgage Finance — 3.1%

Capitol Federal Financial, Inc.	14	199

Essent Group Ltd.	83	4,336

First Defiance Financial Corp.	30	935

Meridian Bancorp, Inc.	404	8,123

MGIC Investment Corp.	315	4,462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — continued

NMI Holdings, Inc., Class A *	41	1,345

Northfield Bancorp, Inc.	393	6,665

Radian Group, Inc.	80	2,002

Washington Federal, Inc.	348	12,766

		40,833

Trading Companies & Distributors — 1.7%

BMC Stock Holdings, Inc. *	95	2,723

DXP Enterprises, Inc. *	91	3,617

MRC Global, Inc. *	278	3,798

NOW, Inc. * (a)	865	9,717

Titan Machinery, Inc. *	74	1,096

Veritiv Corp. * (a)	56	1,093

		22,044

Water Utilities — 0.8%

American States Water Co.	122	10,540

Total Common Stocks (Cost $1,035,200)		1,302,924

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	164

	SHARES (000)
Short-Term Investments — 9.1%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (c) (d) (Cost $9,495)	9,492	9,495

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (c) (d)	87,012	87,021

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (c) (d)	24,394	24,394

Total Investment of Cash Collateral from Securities Loaned (Cost $111,412)		111,415

Total Short-Term Investments (Cost $120,907)		120,910

Total Investments — 106.7% (Cost $1,156,107)		1,423,998
Liabilities in Excess of Other Assets — (6.7)%		(89,843)

NET ASSETS — 100.0%		1,334,155

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2019. The total value of securities on loan at December 31, 2019 is approximately $108,465,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	382	03/2020	USD	31,895	110

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$430,958	$476,544	$6,956,255
Investments in affiliates, at value	7,198	14,774	333,076
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	33,927	33,625	283,070
Cash	16	16	492
Deposits at broker for futures contracts	—	547	—
Receivables:
Investment securities sold	—	695	801
Fund shares sold	1,327	14,786	3,099
Dividends from non-affiliates	369	566	7,032
Dividends from affiliates	1	1	16
Securities lending income (See Note 2.C.)	22	15	250
Variation margin on futures contracts	—	13	—

Total Assets	473,818	541,582	7,584,091

LIABILITIES:
Payables:
Investment securities purchased	—	14,507	728
Collateral received on securities loaned (See Note 2.C.)	33,927	33,625	283,070
Fund shares redeemed	488	204	21,100
Accrued liabilities:
Investment advisory fees	228	248	3,933
Administration fees	22	22	458
Distribution fees	51	4	250
Service fees	63	18	946
Custodian and accounting fees	15	14	27
Trustees’ and Chief Compliance Officer’s fees	1	1	—
Other	111	153	550

Total Liabilities	34,906	48,796	311,062

Net Assets	$438,912	$492,786	$7,273,029

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$368,887	$427,603	$5,077,974
Total distributable earnings (loss)	70,025	65,183	2,195,055

Total Net Assets	$438,912	$492,786	$7,273,029

Net Assets:
Class A	$136,538	$5,483	$851,677
Class C	34,609	2,467	106,662
Class I	142,821	18,953	3,394,469
Class R2	—	202	9,134
Class R3	—	5,685	2,950
Class R4	—	2,587	541
Class R5	—	226,890	1,232,025
Class R6	124,944	230,519	1,675,571

Total	$438,912	$492,786	$7,273,029

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,591	107	16,697
Class C	2,612	49	2,941
Class I	5,712	368	56,705
Class R2	—	4	183
Class R3	—	110	58
Class R4	—	50	9
Class R5	—	4,390	20,531
Class R6	4,986	4,468	27,936

Net Asset Value (a):
Class A — Redemption price per share	$20.71	$51.32	$51.01
Class C — Offering price per share (b)	13.25	50.58	36.27
Class I — Offering and redemption price per share	25.00	51.54	59.86
Class R2 — Offering and redemption price per share	—	51.33	49.95
Class R3 — Offering and redemption price per share	—	51.45	50.65
Class R4 — Offering and redemption price per share	—	51.56	59.78
Class R5 — Offering and redemption price per share	—	51.69	60.01
Class R6 — Offering and redemption price per share	25.06	51.59	59.98
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.86	$54.16	$53.84

Cost of investments in non-affiliates	$351,715	$405,491	$4,775,043
Cost of investments in affiliates	7,198	14,774	333,076
Investment securities on loan, at value (See Note 2.C.)	33,180	32,946	270,653
Cost of investment of cash collateral (See Note 2.C.)	33,926	33,624	283,062

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$3,232,101		$1,306,407	$1,303,088
Investments in affiliates, at value	37,125		26,287	9,495
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	260,884		85,307	111,415
Cash	73		52	33
Deposits at broker for futures contracts	—		1,262	476
Receivables:
Investment securities sold	—		2,669	25,465
Fund shares sold	9,628		485	1,524
Dividends from non-affiliates	1,247		2,787	1,463
Dividends from affiliates	2		1	—	(a)
Securities lending income (See Note 2.C.)	284		27	185
Variation margin on futures contracts	—		28	29

Total Assets	3,541,344		1,425,312	1,453,173

LIABILITIES:
Payables:
Investment securities purchased	—		1,776	484
Collateral received on securities loaned (See Note 2.C.)	260,884		85,307	111,415
Fund shares redeemed	6,159		6,162	5,993
Accrued liabilities:
Investment advisory fees	1,744		745	680
Administration fees	191		87	86
Distribution fees	143		65	66
Service fees	228		99	142
Custodian and accounting fees	12		14	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Other	106		171	131

Total Liabilities	269,467		94,426	119,018

Net Assets	$3,271,877		$1,330,886	$1,334,155

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,508,553	$1,129,145	$1,097,456
Total distributable earnings (loss)	763,324	201,741	236,699

Total Net Assets	$3,271,877	$1,330,886	$1,334,155

Net Assets:
Class A	$444,329	$174,095	$128,369
Class C	60,733	14,874	25,996
Class I	331,901	236,475	266,398
Class L	624,305	—	432,903
Class R2	25,758	35,334	38,212
Class R3	3,691	15,347	25,693
Class R4	2,417	83	8,765
Class R5	17,110	43,401	7,917
Class R6	1,761,633	811,277	399,902

Total	$3,271,877	$1,330,886	$1,334,155

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	25,670	7,316	7,399
Class C	5,222	795	1,589
Class I	16,982	9,243	14,967
Class L	30,818	—	24,365
Class R2	1,557	1,504	2,255
Class R3	214	646	1,491
Class R4	139	3	495
Class R5	844	1,694	447
Class R6	85,901	31,629	22,498

Net Asset Value (a):
Class A — Redemption price per share	$17.31	$23.80	$17.35
Class C — Offering price per share (b)	11.63	18.71	16.36
Class I — Offering and redemption price per share	19.54	25.58	17.80
Class L — Offering and redemption price per share	20.26	—	17.77
Class R2 — Offering and redemption price per share	16.54	23.49	16.95
Class R3 — Offering and redemption price per share	17.28	23.75	17.23
Class R4 — Offering and redemption price per share	17.41	25.59	17.70
Class R5 — Offering and redemption price per share	20.28	25.61	17.73
Class R6 — Offering and redemption price per share	20.51	25.65	17.77
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.27	$25.12	$18.31

Cost of investments in non-affiliates	$2,411,990	$1,052,447	$1,035,200
Cost of investments in affiliates	37,125	26,287	9,495
Investment securities on loan, at value (See Note 2.C.)	255,206	82,472	108,465
Cost of investment of cash collateral (See Note 2.C.)	260,874	85,306	111,412

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$7		$—
Interest income from affiliates	—	(a)	—	(a)	— (a)
Dividend income from non-affiliates	2,728		3,177		46,676
Dividend income from affiliates	108		167		3,293
Income from securities lending (net) (See Note 2.C.)	102		109		2,035

Total investment income	2,938		3,460		52,004

EXPENSES:
Investment advisory fees	1,251		1,475		22,378
Administration fees	144		170		2,582
Distribution fees:
Class A	155		7		1,014
Class C	134		9		403
Class R2	—		—	(a)	23
Class R3	—		6		4
Service fees:
Class A	155		7		1,014
Class C	45		3		134
Class I	154		21		3,984
Class R2	—		—	(a)	12
Class R3	—		6		3
Class R4	—		3		1
Class R5	—		107		610
Custodian and accounting fees	41		38		94
Interest expense to affiliates	—	(a)	—	(a)	5
Professional fees	28		30		64
Trustees’ and Chief Compliance Officer’s fees	14		14		25
Printing and mailing costs	29		4		235
Registration and filing fees	34		86		42
Transfer agency fees (See Note 2.F.)	17		9		131
Other	5		7		53

Total expenses	2,206		2,002		32,811

Less fees waived	(147)		(207)		(589)
Less expense reimbursements	—		—	(a)	—

Net expenses	2,059		1,795		32,222

Net investment income (loss)	879		1,665		19,782

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,544		4,124		131,247
Investments in affiliates	—	(a)	(1)		(12)
Futures contracts	—		610		—

Net realized gain (loss)	2,544		4,733		131,235

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	29,162		24,856		340,956
Investments in affiliates	(3)		(2)		(33)
Futures contracts	—		(187)		—

Change in net unrealized appreciation/depreciation	29,159		24,667		340,923

Net realized/unrealized gains (losses)	31,703		29,400		472,158

Change in net assets resulting from operations	$32,582		$31,065		$491,940

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$14	$11
Interest income from affiliates	1	— (a)	— (a)
Dividend income from non-affiliates	8,149	15,154	8,883
Dividend income from affiliates	548	350	288
Income from securities lending (net) (See Note 2.C.)	1,414	192	494

Total investment income	10,112	15,710	9,676

EXPENSES:
Investment advisory fees	9,768	4,735	4,083
Administration fees	1,127	546	510
Distribution fees:
Class A	515	226	162
Class C	217	61	99
Class R2	64	90	103
Class R3	2	19	30
Service fees:
Class A	515	226	162
Class C	72	20	33
Class I	375	314	331
Class L	293	—	218
Class R2	32	45	52
Class R3	2	19	31
Class R4	2	— (a)	9
Class R5	7	29	5
Custodian and accounting fees	56	39	39
Interest expense to affiliates	2	— (a)	— (a)
Professional fees	43	34	34
Trustees’ and Chief Compliance Officer’s fees	18	16	15
Printing and mailing costs	145	64	65
Registration and filing fees	134	65	58
Transfer agency fees (See Note 2.F.)	58	55	52
Other	23	15	14

Total expenses	13,470	6,618	6,105

Less fees waived	(267)	(160)	(20)
Less expense reimbursements	(16)	(8)	—

Net expenses	13,187	6,450	6,085

Net investment income (loss)	(3,075)	9,260	3,591

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$15,034	$8,393	$10,400
Investments in affiliates	(3)	(3)	2
Futures contracts	—	2,488	1,320

Net realized gain (loss)	15,031	10,878	11,722

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	$241,831	$75,037	$101,514
Investments in affiliates	(23)	(9)	(10)
Futures contracts	—	(486)	(609)

Change in net unrealized appreciation/depreciation	241,808	74,542	100,895

Net realized/unrealized gains (losses)	256,839	85,420	112,617

Change in net assets resulting from operations	$253,764	$94,680	$116,208

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$879	$197	$1,665	$2,136
Net realized gain (loss)	2,544	14,852	4,733	16,926
Change in net unrealized appreciation/depreciation	29,159	(8,858)	24,667	(32,543)

Change in net assets resulting from operations	32,582	6,191	31,065	(13,481)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,206)	(22,374)	(207)	(352)
Class C	(1,643)	(12,520)	(85)	(172)
Class I	(3,897)	(24,328)	(765)	(1,269)
Class R2	—	—	(7)	(3)
Class R3	—	—	(227)	(2)
Class R4	—	—	(104)	(114)
Class R5	—	—	(9,535)	(16,043)
Class R6 (a)	(3,543)	(4)	(9,154)	(6,241)

Total distributions to shareholders	(13,289)	(59,226)	(20,084)	(24,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,362	182,535	32,261	173,401

NET ASSETS:
Change in net assets	90,655	129,500	43,242	135,724
Beginning of period	348,257	218,757	449,544	313,820

End of period	$438,912	$348,257	$492,786	$449,544

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,782	$35,326	$(3,075)	$(7,955)
Net realized gain (loss)	131,235	378,486	15,031	206,505
Change in net unrealized appreciation/depreciation	340,923	(267,309)	241,808	(56,778)

Change in net assets resulting from operations	491,940	146,503	253,764	141,772

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(40,838)	(61,854)	(25,608)	(37,004)
Class C	(6,716)	(11,312)	(5,161)	(8,359)
Class I	(145,648)	(172,497)	(17,200)	(25,203)
Class L	—	—	(32,083)	(48,328)
Class R2	(416)	(723)	(1,612)	(3,487)
Class R3	(144)	(155)	(220)	(93)
Class R4	(23)	(50)	(139)	(91)
Class R5	(54,434)	(79,273)	(807)	(3,229)
Class R6	(73,447)	(85,443)	(90,416)	(122,202)

Total distributions to shareholders	(321,666)	(411,307)	(173,246)	(247,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	826,831	(287,511)	314,693	792,978

NET ASSETS:
Change in net assets	997,105	(552,315)	395,211	686,754
Beginning of period	6,275,924	6,828,239	2,876,666	2,189,912

End of period	$7,273,029	$6,275,924	$3,271,877	$2,876,666

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,260	$20,233	$3,591	$7,591
Net realized gain (loss)	10,878	128,031	11,722	28,971
Change in net unrealized appreciation/depreciation	74,542	(325,551)	100,895	(191,152)

Change in net assets resulting from operations	94,680	(177,287)	116,208	(154,590)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,605)	(33,379)	(357)	(17,753)
Class C	(1,133)	(3,600)	(14)	(3,937)
Class I	(13,916)	(37,990)	(1,438)	(34,817)
Class L	—	—	(3,033)	(50,872)
Class R2	(2,102)	(5,236)	(20)	(5,054)
Class R3	(912)	(1,914)	(95)	(2,105)
Class R4	(4)	(53)	(52)	(678)
Class R5	(2,575)	(15,233)	(50)	(1,146)
Class R6	(49,428)	(121,650)	(3,261)	(45,521)

Total distributions to shareholders	(80,675)	(219,055)	(8,320)	(161,883)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(236,401)	21,342	(166,680)	(69,426)

NET ASSETS:
Change in net assets	(222,396)	(375,000)	(58,792)	(385,899)
Beginning of period	1,553,282	1,928,282	1,392,947	1,778,846

End of period	$1,330,886	$1,553,282	$1,334,155	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,068	$56,422	$386	$3,052
Distributions reinvested	3,607	17,078	206	351
Cost of shares redeemed	(14,724)	(21,654)	(1,124)	(1,451)

Change in net assets resulting from Class A capital transactions	$13,951	$51,846	$(532)	$1,952

Class C
Proceeds from shares issued	$5,715	$24,795	$416	$1,749
Distributions reinvested	347	1,178	85	172
Cost of shares redeemed	(10,971)	(15,655)	(395)	(1,065)

Change in net assets resulting from Class C capital transactions	$(4,909)	$10,318	$106	$856

Class I
Proceeds from shares issued	$42,141	$122,678	$8,794	$14,346
Distributions reinvested	3,883	24,212	750	1,269
Cost of shares redeemed	(20,047)	(105,365)	(4,320)	(15,564)

Change in net assets resulting from Class I capital transactions	$25,977	$41,525	$5,224	$51

Class R2
Proceeds from shares issued	$—	$—	$25	$164
Distributions reinvested	—	—	7	3
Cost of shares redeemed	—	—	(1)	(31)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$31	$136

Class R3
Proceeds from shares issued	$—	$—	$2,803	$4,058
Distributions reinvested	—	—	227	2
Cost of shares redeemed	—	—	(1,390)	(369)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$1,640	$3,691

Class R4
Proceeds from shares issued	$—	$—	$836	$825
Distributions reinvested	—	—	104	114
Cost of shares redeemed	—	—	(352)	(337)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$588	$602

Class R5
Proceeds from shares issued	$—	$—	$19,703	$53,375
Distributions reinvested	—	—	9,135	15,379
Cost of shares redeemed	—	—	(22,634)	(50,254)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$6,204	$18,500

Class R6 (a)
Proceeds from shares issued	$43,921	$84,215	$38,287	$159,605
Distributions reinvested	3,542	4	9,153	6,240
Cost of shares redeemed	(11,120)	(5,373)	(28,440)	(18,232)

Change in net assets resulting from Class R6 capital transactions	$36,343	$78,846	$19,000	$147,613

Total change in net assets resulting from capital transactions	$71,362	$182,535	$32,261	$173,401

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,258	2,757	8	58
Reinvested	177	976	4	7
Redeemed	(746)	(1,042)	(23)	(28)

Change in Class A Shares	689	2,691	(11)	37

Class C
Issued	441	1,952	8	33
Reinvested	27	103	2	4
Redeemed	(851)	(1,095)	(8)	(22)

Change in Class C Shares	(383)	960	2	15

Class I
Issued	1,764	4,930	178	277
Reinvested	157	1,154	15	27
Redeemed	(845)	(4,485)	(88)	(312)

Change in Class I Shares	1,076	1,599	105	(8)

Class R2
Issued	—	—	1	4
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	(1)

Change in Class R2 Shares	—	—	1	3

Class R3
Issued	—	—	59	82
Reinvested	—	—	4	— (a)
Redeemed	—	—	(28)	(7)

Change in Class R3 Shares	—	—	35	75

Class R4
Issued	—	—	16	16
Reinvested	—	—	2	2
Redeemed	—	—	(7)	(6)

Change in Class R4 Shares	—	—	11	12

Class R5
Issued	—	—	391	1,028
Reinvested	—	—	177	329
Redeemed	—	—	(455)	(966)

Change in Class R5 Shares	—	—	113	391

Class R6 (b)
Issued	1,833	3,705	757	3,183
Reinvested	143	— (a)	177	134
Redeemed	(465)	(230)	(570)	(365)

Change in Class R6 Shares	1,511	3,475	364	2,952

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$165,984	$161,692	$73,609	$186,511
Distributions reinvested	38,275	57,371	24,237	34,926
Cost of shares redeemed	(160,698)	(467,700)	(61,250)	(139,043)

Change in net assets resulting from Class A capital transactions	$43,561	$(248,637)	$36,596	$82,394

Class C
Proceeds from shares issued	$1,241	$4,981	$10,146	$31,303
Distributions reinvested	6,552	11,037	4,812	8,141
Cost of shares redeemed	(12,778)	(37,555)	(11,813)	(17,570)

Change in net assets resulting from Class C capital transactions	$(4,985)	$(21,537)	$3,145	$21,874

Class I
Proceeds from shares issued	$826,923	$812,167	$80,607	$249,007
Distributions reinvested	138,087	161,114	13,161	22,035
Cost of shares redeemed	(372,305)	(1,009,139)	(58,801)	(234,917)

Change in net assets resulting from Class I capital transactions	$592,705	$(35,858)	$34,967	$36,125

Class L
Proceeds from shares issued	$—	$—	$97,332	$299,095
Distributions reinvested	—	—	28,396	42,498
Cost of shares redeemed	—	—	(86,682)	(182,736)

Change in net assets resulting from Class L capital transactions	$—	$—	$39,046	$158,857

Class R2
Proceeds from shares issued	$1,034	$3,928	$1,759	$5,637
Distributions reinvested	325	442	1,583	3,392
Cost of shares redeemed	(2,130)	(6,276)	(3,939)	(12,461)

Change in net assets resulting from Class R2 capital transactions	$(771)	$(1,906)	$(597)	$(3,432)

Class R3
Proceeds from shares issued	$320	$780	$2,503	$700
Distributions reinvested	125	131	220	93
Cost of shares redeemed	(145)	(764)	(170)	(162)

Change in net assets resulting from Class R3 capital transactions	$300	$147	$2,553	$631

Class R4
Proceeds from shares issued	$37	$437	$1,348	$742
Distributions reinvested	23	49	138	91
Cost of shares redeemed	(8)	(556)	(404)	(210)

Change in net assets resulting from Class R4 capital transactions	$52	$(70)	$1,082	$623

Class R5
Proceeds from shares issued	$76,268	$249,768	$4,039	$15,804
Distributions reinvested	49,703	72,102	807	3,229
Cost of shares redeemed	(139,470)	(311,556)	(1,966)	(29,628)

Change in net assets resulting from Class R5 capital transactions	$(13,499)	$10,314	$2,880	$(10,595)

Class R6
Proceeds from shares issued	$346,762	$273,648	$387,796	$737,982
Distributions reinvested	72,408	84,729	89,486	120,678
Cost of shares redeemed	(209,702)	(348,341)	(282,261)	(352,159)

Change in net assets resulting from Class R6 capital transactions	$209,468	$10,036	$195,021	$506,501

Total change in net assets resulting from capital transactions	$826,831	$(287,511)	$314,693	$792,978

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,292	3,220	4,326	11,086
Reinvested	760	1,280	1,419	2,442
Redeemed	(3,177)	(9,569)	(3,612)	(8,306)

Change in Class A Shares	875	(5,069)	2,133	5,222

Class C
Issued	34	137	869	2,555
Reinvested	184	339	419	819
Redeemed	(352)	(1,057)	(1,014)	(1,609)

Change in Class C Shares	(134)	(581)	274	1,765

Class I
Issued	14,077	14,200	4,222	13,101
Reinvested	2,334	3,089	682	1,377
Redeemed	(6,328)	(18,069)	(3,101)	(12,472)

Change in Class I Shares	10,083	(780)	1,803	2,006

Class L
Issued	—	—	4,948	15,406
Reinvested	—	—	1,419	2,570
Redeemed	—	—	(4,393)	(9,858)

Change in Class L Shares	—	—	1,974	8,118

Class R2
Issued	20	81	107	352
Reinvested	7	10	97	247
Redeemed	(43)	(128)	(242)	(774)

Change in Class R2 Shares	(16)	(37)	(38)	(175)

Class R3
Issued	6	15	148	42
Reinvested	3	3	13	7
Redeemed	(3)	(15)	(10)	(10)

Change in Class R3 Shares	6	3	151	39

Class R4
Issued	1	7	77	45
Reinvested	— (a)	1	8	6
Redeemed	— (a)	(10)	(24)	(12)

Change in Class R4 Shares	1	(2)	61	39

Class R5
Issued	1,292	4,320	202	779
Reinvested	837	1,380	40	195
Redeemed	(2,348)	(5,632)	(99)	(1,640)

Change in Class R5 Shares	(219)	68	143	(666)

Class R6
Issued	5,892	4,903	19,521	37,658
Reinvested	1,219	1,623	4,411	7,213
Redeemed	(3,547)	(6,057)	(14,155)	(18,147)

Change in Class R6 Shares	3,564	469	9,777	26,724

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,818	$39,092	$8,065	$31,276
Distributions reinvested	9,932	30,915	328	16,222
Cost of shares redeemed	(40,469)	(150,367)	(26,876)	(84,556)

Change in net assets resulting from Class A capital transactions	$(20,719)	$(80,360)	$(18,483)	$(37,058)

Class C
Proceeds from shares issued	$275	$1,412	$649	$4,264
Distributions reinvested	1,043	3,378	13	3,767
Cost of shares redeemed	(4,373)	(6,345)	(5,187)	(17,367)

Change in net assets resulting from Class C capital transactions	$(3,055)	$(1,555)	$(4,525)	$(9,336)

Class I
Proceeds from shares issued	$33,775	$111,050	$29,178	$93,832
Distributions reinvested	13,904	37,950	1,403	33,313
Cost of shares redeemed	(99,258)	(129,351)	(58,755)	(216,008)

Change in net assets resulting from Class I capital transactions	$(51,579)	$19,649	$(28,174)	$(88,863)

Class L
Proceeds from shares issued	$—	$—	$62,546	$138,828
Distributions reinvested	—	—	2,129	43,991
Cost of shares redeemed	—	—	(99,753)	(204,856)

Change in net assets resulting from Class L capital transactions	$—	$—	$(35,078)	$(22,037)

Class R2
Proceeds from shares issued	$4,122	$11,408	$3,238	$18,232
Distributions reinvested	2,044	4,865	18	3,913
Cost of shares redeemed	(7,292)	(15,716)	(12,353)	(17,683)

Change in net assets resulting from Class R2 capital transactions	$(1,126)	$557	$(9,097)	$4,462

Class R3
Proceeds from shares issued	$2,492	$6,293	$2,984	$13,013
Distributions reinvested	912	1,910	86	2,049
Cost of shares redeemed	(3,066)	(2,872)	(3,304)	(5,163)

Change in net assets resulting from Class R3 capital transactions	$338	$5,331	$(234)	$9,899

Class R4
Proceeds from shares issued	$20	$514	$2,472	$3,626
Distributions reinvested	4	53	52	678
Cost of shares redeemed	(355)	(142)	(777)	(2,627)

Change in net assets resulting from Class R4 capital transactions	$(331)	$425	$1,747	$1,677

Class R5
Proceeds from shares issued	$4,700	$23,910	$1,421	$8,102
Distributions reinvested	2,427	14,495	33	958
Cost of shares redeemed	(33,611)	(70,249)	(6,031)	(1,751)

Change in net assets resulting from Class R5 capital transactions	$(26,484)	$(31,844)	$(4,577)	$7,309

Class R6
Proceeds from shares issued	$67,057	$212,292	$32,180	$117,831
Subscriptions in-kind (See Note 8)	—	—	—	13,799
Distributions reinvested	49,428	121,650	3,215	45,073
Cost of shares redeemed	(249,930)	(224,803)	(103,654)	(112,182)

Change in net assets resulting from Class R6 capital transactions	$(133,445)	$109,139	$(68,259)	$64,521

Total change in net assets resulting from capital transactions	$(236,401)	$21,342	$(166,680)	$(69,426)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	416	1,538	499	1,816
Reinvested	421	1,333	19	1,049
Redeemed	(1,703)	(5,737)	(1,666)	(5,034)

Change in Class A Shares	(866)	(2,866)	(1,148)	(2,169)

Class C
Issued	15	68	43	258
Reinvested	56	182	1	257
Redeemed	(233)	(320)	(344)	(1,066)

Change in Class C Shares	(162)	(70)	(300)	(551)

Class I
Issued	1,327	4,075	1,728	5,437
Reinvested	548	1,528	79	2,098
Redeemed	(3,969)	(4,698)	(3,512)	(12,470)

Change in Class I Shares	(2,094)	905	(1,705)	(4,935)

Class L
Issued	—	—	3,797	8,225
Reinvested	—	—	120	2,772
Redeemed	—	—	(6,014)	(12,189)

Change in Class L Shares	—	—	(2,097)	(1,192)

Class R2
Issued	176	456	204	1,048
Reinvested	88	212	1	259
Redeemed	(313)	(619)	(779)	(1,064)

Change in Class R2 Shares	(49)	49	(574)	243

Class R3
Issued	106	233	186	778
Reinvested	39	83	5	133
Redeemed	(128)	(113)	(205)	(312)

Change in Class R3 Shares	17	203	(14)	599

Class R4
Issued	1	17	152	208
Reinvested	— (a)	2	3	43
Redeemed	(15)	(5)	(47)	(153)

Change in Class R4 Shares	(14)	14	108	98

Class R5
Issued	184	838	84	437
Reinvested	95	582	2	61
Redeemed	(1,342)	(2,739)	(359)	(102)

Change in Class R5 Shares	(1,063)	(1,319)	(273)	396

Class R6
Issued	2,696	8,015	1,934	6,749
Subscriptions in-kind (See Note 8)	—	—	—	828
Reinvested	1,942	4,881	181	2,839
Redeemed	(9,786)	(8,321)	(6,156)	(6,595)

Change in Class R6 Shares	(5,148)	4,575	(4,041)	3,821

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$19.78	$0.03	$1.57	$1.60	$(0.02)	$(0.65)	$(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	—	(2.04)	(2.04)

Class C
Six Months Ended December 31, 2019 (Unaudited)	12.90	(0.01)	1.01	1.00	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	—	(2.04)	(2.04)

Class I
Six Months Ended December 31, 2019 (Unaudited)	23.75	0.07	1.88	1.95	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	—	(2.04)	(2.04)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.82	0.10	1.89	1.99	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.71	8.11%	$136,538	1.24%	0.29%	1.33%	15%
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48

13.25	7.80	34,609	1.74	(0.22)	1.82	15
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48

25.00	8.25	142,821	0.99	0.54	1.06	15
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48

25.06	8.40	124,944	0.74	0.80	0.81	15
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$49.98	$0.07		$3.28	$3.35	$(0.15)	$(1.86)	$(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2019 (Unaudited)	49.27	(0.05)		3.22	3.17	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Six Months Ended December 31, 2019 (Unaudited)	50.25	0.14		3.30	3.44	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2019 (Unaudited)	50.01	0.01		3.28	3.29	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	50.18	0.08		3.28	3.36	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	50.28	0.14		3.30	3.44	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	50.42	0.18		3.32	3.50	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37		3.20	3.57	(0.10)	(5.99)	(6.09)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	50.34	0.20		3.31	3.51	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.32	6.73%	$5,483	1.24%	0.28%		1.37%	36%
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

50.58	6.46	2,467	1.74	(0.21)		1.83	36
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

51.54	6.87	18,953	0.99	0.57		1.07	36
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

51.33	6.62	202	1.49	0.05		1.72	36
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

51.45	6.73	5,685	1.24	0.31		1.30	36
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

51.56	6.88	2,587	0.99	0.57		1.07	36
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

51.69	6.98	226,890	0.80	0.73		0.91	36
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56

51.59	7.00	230,519	0.74	0.79		0.81	36
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$50.05	$0.07		$3.42	$3.49	$(0.15)	$(2.38)	$(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)

Class C
Six Months Ended December 31, 2019 (Unaudited)	36.25	(0.04)		2.46	2.42	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)

Class I
Six Months Ended December 31, 2019 (Unaudited)	58.34	0.16		4.00	4.16	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	48.98	—	(g)	3.35	3.35	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	49.73	0.07		3.40	3.47	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	58.26	0.16		3.99	4.15	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	58.51	0.21		4.02	4.23	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	58.50	0.23		4.02	4.25	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.01	7.06%	$851,677	1.24%	0.26%		1.26%	7%
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20

36.27	6.78	106,662	1.74	(0.24)		1.75	7
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20

59.86	7.20	3,394,469	0.99	0.54		0.99	7
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20

49.95	6.92	9,134	1.49	0.01		1.52	7
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20

50.65	7.06	2,950	1.24	0.28		1.24	7
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

59.78	7.20	541	0.99	0.53		1.02	7
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

60.01	7.31	1,232,025	0.80	0.71		0.84	7
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20

59.98	7.34	1,675,571	0.73	0.78		0.74	7
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$17.00	$(0.05)		$1.43	$1.38	$—	$(1.07)	$(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	—	(1.12)	(1.12)

Class C
Six Months Ended December 31, 2019 (Unaudited)	11.78	(0.06)		0.98	0.92	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	—	(1.12)	(1.12)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.05	(0.03)		1.60	1.57	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	—	(1.12)	(1.12)

Class L
Six Months Ended December 31, 2019 (Unaudited)	19.71	(0.02)		1.67	1.65	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	—	(1.12)	(1.12)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	16.31	(0.07)		1.37	1.30	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	—	(1.12)	(1.12)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.00	(0.04)		1.42	1.38	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	17.09	(0.03)		1.45	1.42	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	19.72	(0.02)		1.67	1.65	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.95	(0.01)		1.69	1.68	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	—	(1.12)	(1.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.31	8.23%	$444,329	1.24%	(0.57)%		1.27%	22%
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50

11.63	7.96	60,733	1.74	(1.07)		1.76	22
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50

19.54	8.32	331,901	0.99	(0.31)		1.01	22
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50

20.26	8.46	624,305	0.84	(0.17)		0.86	22
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50

16.54	8.08	25,758	1.49	(0.82)		1.52	22
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50

17.28	8.22	3,691	1.24	(0.52)		1.32	22
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

17.41	8.41	2,417	0.99	(0.30)		1.01	22
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

20.28	8.44	17,110	0.84	(0.16)		0.86	22
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

20.51	8.49	1,761,633	0.74	(0.06)		0.76	22
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$23.65	$0.11		$1.52	$1.63	$(0.15)	$(1.33)	$(1.48)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.90	0.04		1.22	1.26	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)

Class I
Six Months Ended December 31, 2019 (Unaudited)	25.32	0.15		1.62	1.77	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.37	0.08		1.50	1.58	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.61	0.11		1.52	1.63	(0.16)	(1.33)	(1.49)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	25.28	0.09		1.69	1.78	(0.14)	(1.33)	(1.47)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	25.34	0.16		1.64	1.80	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	25.38	0.18		1.63	1.81	(0.21)	(1.33)	(1.54)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.80	7.01%	$174,095	1.25%	0.92%		1.27%	12%
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38

18.71	6.77	14,874	1.74	0.41		1.79	12
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38

25.58	7.10	236,475	0.99	1.16		1.01	12
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38

23.49	6.84	35,334	1.49	0.69		1.59	12
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38

23.75	6.99	15,347	1.24	0.95		1.29	12
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

25.59	7.14	83	0.99	0.75		1.04	12
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

25.61	7.21	43,401	0.85	1.28		0.87	12
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38

25.65	7.25	811,277	0.75	1.42		0.76	12
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$15.96	$0.02		$1.42	$1.44	$(0.04)	$(0.01)	$(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)

Class C
Six Months Ended December 31, 2019 (Unaudited)	15.06	(0.02)		1.33	1.31	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)

Class I
Six Months Ended December 31, 2019 (Unaudited)	16.40	0.04		1.46	1.50	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)

Class L
Six Months Ended December 31, 2019 (Unaudited)	16.38	0.05		1.47	1.52	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	15.58	(0.01)		1.39	1.38	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	15.87	0.02		1.40	1.42	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	16.32	0.04		1.45	1.49	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	16.34	0.05		1.46	1.51	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	16.40	0.06		1.45	1.51	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.35	9.01%	$128,369	1.23%	0.20%		1.23%	17%
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56

16.36	8.69	25,996	1.74	(0.32)		1.74	17
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56

17.80	9.12	266,398	0.96	0.46		0.97	17
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56

17.77	9.25	432,903	0.81	0.62		0.81	17
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56

16.95	8.85	38,212	1.50	(0.08)		1.50	17
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56

17.23	8.97	25,693	1.21	0.22		1.21	17
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

17.70	9.10	8,765	0.98	0.46		0.99	17
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

17.73	9.23	7,917	0.81	0.58		0.81	17
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

17.77	9.22	399,902	0.71	0.71		0.72	17
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards. The

Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$472,083	$—	$—	(b)	$472,083

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$524,943	$—	$—		$524,943

Appreciation in Other Financial Instruments
Futures Contracts (c)	$54	$—	$—		$54

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$7,572,401	$—	$—		$7,572,401

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,530,110	$—	$—	(b)	$3,530,110

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,418,001	$—	$—		$1,418,001

Appreciation in Other Financial Instruments
Futures Contracts (c)	$96	$—	$—		$96

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,423,834	$—	$164		$1,423,998

Appreciation in Other Financial Instruments
Futures Contracts (c)	$110	$—	$—		$110

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.
(c)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$15,608	$32,159	$30,433
Ending Notional Balance Long	12,608	24,715	31,895

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$33,180	$(33,180)	$—
Small Cap Core Fund	32,946	(32,946)	—
Small Cap Equity Fund	270,653	(270,653)	—
Small Cap Growth Fund	255,206	(255,206)	—
Small Cap Value Fund	82,472	(82,472)	—
U.S. Small Company Fund	108,465	(108,465)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. For the six months ended December 31, 2019, JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$4
Small Cap Core Fund	3
Small Cap Equity Fund	19
Small Cap Growth Fund	25
Small Cap Value Fund	9
U.S. Small Company Fund	10

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$12,791	$69,487	$75,079	$—	(c)	$(1)	$7,198	7,196	$108		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	26,008	26,000	25,000	(1	)*	(2)	27,005	27,002	251	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	10,612	82,793	86,483	—		—	6,922	6,922	84	*	—

Total	$49,411	$178,280	$186,562	$(1)		$(3)	$41,125		$443		$—

Small Cap Core Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$47,070	$52,026	$84,321	$(1)	$— (c)	$14,774	14,770	$167		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	25,006	38,000	35,000	(2)*	(2)	28,002	28,000	255	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	7,388	85,046	86,811	—	—	5,623	5,623	67	*	—

Total	$79,464	$175,072	$206,132	$(3)	$(2)	$48,399		$489		$—

Small Cap Equity Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$254,743	$1,077,844	$999,474	$(12)	$(25)	$333,076	332,976	$3,293		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	177,054	582,000	506,000	(3)*	(8)	253,043	253,017	2,544	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	39,120	507,139	516,232	—	—	30,027	30,027	413	*	—

Total	$470,917	$2,166,983	$2,021,706	$(15)	$(33)	$616,146		$6,250		$—

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

Small Cap Growth Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$24,541	$723,673	$711,085	$(3)	$(1)	$37,125	37,114	$548		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	341,079	445,000	552,000	(18)*	(22)	234,039	234,016	3,161	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	75,263	455,149	503,567	—	—	26,845	26,845	511	*	—

Total	$440,883	$1,623,822	$1,766,652	$(21)	$(23)	$298,009		$4,220		$—

Small Cap Value Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$35,272	$341,714	$350,692	$(3)	$(4)	$26,287	26,280	$350		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	70,028	82,000	79,000	(3)*	(5)	73,020	73,012	890	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	23,241	167,526	178,480	—	—	12,287	12,287	188	*	—

Total	$128,541	$591,240	$608,172	$(6)	$(9)	$111,594		$1,428		$—

U.S. Small Company Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.77% (a) (b)	$38,896	$187,276	$216,677	$2		$(2)	$9,495	9,492	$288		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.82% (a) (b)	106,032	89,000	108,000	(3	)*	(8)	87,021	87,012	968	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	25,260	204,365	205,231	—		—	24,394	24,394	215	*	—

Total	$170,188	$480,641	$529,908	$(1)		$(10)	$120,910		$1,471		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$14	$1		$2	n/a	n/a		n/a		n/a		n/a		$—	(a)	$17
Small Cap Core Fund
Transfer agency fees	2	—	(a)	2	n/a	$—	(a)	$—	(a)	$—	(a)	$4		1		9
Small Cap Equity Fund
Transfer agency fees	74	4		33	n/a	1		—	(a)	—	(a)	11		8		131
Small Cap Growth Fund
Transfer agency fees	29	2		5	$3	2		1		—	(a)	—	(a)	16		58
Small Cap Value Fund
Transfer agency fees	9	2		4	n/a	14		2		—	(a)	4		20		55
U.S. Small Company Fund
Transfer agency fees	13	4		7	6	8		—	(a)	1		—	(a)	13		52

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$20	$—	(a)
Small Cap Core Fund	1	—
Small Cap Equity Fund	5	1
Small Cap Growth Fund	53	—	(a)
Small Cap Value Fund	2	—
U.S. Small Company Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a		n/a		n/a		n/a		n/a		0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a		1.49%		1.24%		0.99%		0.80%		0.74
Small Cap Equity Fund	n/a	(1)	n/a	(1)	0.99		n/a		1.49		n/a	(1)	0.99		0.80		n/a	(1)
Small Cap Growth Fund	1.24		1.74		0.99		n/a	(2)	1.49		1.24		0.99		0.84		0.74
Small Cap Value Fund	n/a	(3)	1.74		0.99		n/a		1.49		1.24		0.99		n/a	(3)	n/a	(3)
U.S. Small Company Fund	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class R3 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 1.74%, 1.24% and 0.74% for Class A, Class C, Class R3 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.85% for Class L Shares.
(3)

Effective November 1, 2019, the contractual expense limitation for Class A, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 0.84% and 0.74% for Class A, Class R5 and Class R6 Shares, respectively.

(4)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.26%, 1.76%, 1.01%, 0.83%, 1.51%, 1.26%, 1.01%, 0.86% and 0.76% for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2019. The contractual expense limitation percentages are in place until at least October 31, 2020.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$74	$49	$17	$140	$—
Small Cap Core Fund	88	59	49	196	—	(a)
Small Cap Equity Fund	38	24	314	376	—
Small Cap Growth Fund	116	77	39	232	16
Small Cap Value Fund	58	38	40	136	8
U.S. Small Company Fund	—	—	1	1	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2019 was as follows (amounts in thousands):

Small Cap Blend Fund	$7
Small Cap Core Fund	11
Small Cap Equity Fund	213
Small Cap Growth Fund	35
Small Cap Value Fund	24
U.S. Small Company Fund	19

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2019, the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$120,588	$57,704
Small Cap Core Fund	183,261	157,520
Small Cap Equity Fund	963,353	473,316
Small Cap Growth Fund	785,527	641,349
Small Cap Value Fund	169,016	476,393
U.S. Small Company Fund	218,355	351,032

During the six months ended December 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$392,839	$90,858	$11,614	$79,244
Small Cap Core Fund	453,889	88,156	17,048	71,108
Small Cap Equity Fund	5,391,181	2,326,685	145,465	2,181,220
Small Cap Growth Fund	2,709,989	921,226	101,105	820,121
Small Cap Value Fund	1,164,040	326,475	72,418	254,057
U.S. Small Company Fund	1,156,107	336,181	68,180	268,001

At June 30, 2019, the Funds did not have any capital loss carryforwards.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term	Late Year Ordinary Loss Deferral
Small Cap Blend Fund	$1,287	$—	$—
Small Cap Core Fund	3,995	—	—
Small Cap Equity Fund	31,929	—	—
Small Cap Growth Fund	23,715	—	2,937
Small Cap Value Fund	55,298	—	—
U.S. Small Company Fund	58,563	(32,278)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

As of December 31, 2019, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	68.3%
Small Cap Core Fund	2	48.9
Small Cap Equity Fund	3	44.2
Small Cap Growth Fund	1	15.9
Small Cap Value Fund	1	13.5
U.S. Small Company Fund	2	30.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	15.3%	17.2%

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,081.10	$6.49	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,078.00	9.09	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,082.50	5.18	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R6
Actual	1,000.00	1,084.00	3.88	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,067.30	6.44	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,064.60	9.03	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,068.70	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,066.20	7.74	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,067.30	6.44	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,068.80	$5.15	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,069.80	4.16	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,070.00	3.85	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,070.60	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,067.80	9.04	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,072.00	5.16	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,069.20	7.75	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,070.60	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,072.00	5.16	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,073.10	4.17	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,073.40	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,082.30	6.49	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,079.60	9.10	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,083.20	5.18	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,084.60	4.40	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R2
Actual	1,000.00	1,080.80	7.79	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,082.20	6.49	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,084.10	$5.19	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,084.40	4.40	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R6
Actual	1,000.00	1,084.90	3.88	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,070.10	6.50	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,067.70	9.04	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,071.00	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R2
Actual	1,000.00	1,068.40	7.75	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R3
Actual	1,000.00	1,069.90	6.45	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class R4
Actual	1,000.00	1,071.40	5.15	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class R5
Actual	1,000.00	1,072.10	4.43	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	1,072.50	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,090.10	6.46	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class C
Actual	1,000.00	1,086.90	9.13	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,091.20	5.05	0.96
Hypothetical	1,000.00	1,020.31	4.88	0.96
Class L
Actual	1,000.00	1,092.50	4.26	0.81
Hypothetical	1,000.00	1,021.06	4.12	0.81
Class R2
Actual	1,000.00	1,088.50	7.87	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R3
Actual	1,000.00	1,089.70	6.36	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$1,091.00	$5.15	0.98%
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class R5
Actual	1,000.00	1,092.30	4.26	0.81
Hypothetical	1,000.00	1,021.06	4.12	0.81
Class R6
Actual	1,000.00	1,092.20	3.73	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodian and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Blend Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was also in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Core Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees noted that the performance for Class R5 shares was in the third, third and first quintiles based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was also in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the third, first and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the second, second and fifth quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the second, fourth and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, third and third quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second, third and first quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe; and Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R5 shares was in the second quintile based upon both the Peer Group and Universe, and actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the third quintile based upon the Peer Group and in the second quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the

DECEMBER 31, 2019	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the third and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-SC-1219

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2019 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2019
JPMorgan SmartRetirement® Income Fund	4.12%	4.41%	S&P Target Date Retirement Income Index	$3,045,807,145

JPMorgan SmartRetirement® 2020 Fund	4.55%	5.41%	S&P Target Date 2020 Index	$5,313,342,103

JPMorgan SmartRetirement® 2025 Fund	5.37%	6.06%	S&P Target Date 2025 Index	$7,003,627,451

JPMorgan SmartRetirement® 2030 Fund	6.17%	6.74%	S&P Target Date 2030 Index	$7,655,965,931

JPMorgan SmartRetirement® 2035 Fund	7.10%	7.38%	S&P Target Date 2035 Index	$6,030,737,976

JPMorgan SmartRetirement® 2040 Fund	7.72%	7.79%	S&P Target Date 2040 Index	$5,881,607,934

JPMorgan SmartRetirement® 2045 Fund	8.06%	8.05%	S&P Target Date 2045 Index	$4,187,146,632

JPMorgan SmartRetirement® 2050 Fund	8.10%	8.16%	S&P Target Date 2050 Index	$3,717,661,399

JPMorgan SmartRetirement® 2055 Fund	8.09%	8.23%	S&P Target Date 2055 Index	$1,718,856,156

JPMorgan SmartRetirement® 2060 Fund	8.00%	8.30%	S&P Target Date 2060+ Index	$224,500,916

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	63.4%
U.S. Equity	15.9
International Equity	11.9
Short-Term Investments	6.3
Alternative Assets	2.0
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2020 Fund
Fixed Income	58.9%
U.S. Equity	19.0
International Equity	14.5
Short-Term Investments	4.7
Alternative Assets	2.4
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement 2025 Fund
Fixed Income	46.9%
U.S. Equity	24.1
International Equity	20.3
Short-Term Investments	5.0
Alternative Assets	3.1
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2030 Fund
Fixed Income	34.2%
U.S. Equity	30.2
International Equity	25.3
Short-Term Investments	5.8
Alternative Assets	3.9
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	37.7%
International Equity	28.9
Fixed Income	23.9
Short-Term Investments	4.5
Alternative Assets	4.3
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	42.1%
International Equity	32.7
Fixed Income	14.9
Short-Term Investments	4.8
Alternative Assets	4.8
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	45.0%
International Equity	36.6
Fixed Income	9.2
Alternative Assets	5.0
Short-Term Investments	3.6
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	45.1%
International Equity	36.6
Fixed Income	9.3
Alternative Assets	5.0
Short-Term Investments	3.4
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2055 Fund
U.S. Equity	44.7%
International Equity	36.8
Fixed Income	10.6
Alternative Assets	5.1
Short-Term Investments	2.2
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement 2060 Fund
U.S. Equity	44.9%
International Equity	36.3
Fixed Income	10.3
Alternative Assets	5.2
Short-Term Investments	2.6
U.S. Treasury Obligations	0.7

*	The percentages indicated are based on total investments as of December 31, 2019. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Globally, U.S. equity markets generally outperformed other equity markets as well as bond markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October, leading equity U.S. indexes had reached record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value stocks generally outperformed growth stocks. Equity prices in other developed markets also rose during the reporting period and largely performed in line with emerging markets equity.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Eight of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) and the JPMorgan SmartRetirement Income Fund (the “Funds”) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2019. The JPMorgan SmartRetirement 2045 Fund outperformed its benchmark for the reporting period.

In terms of manager selection, the Funds’ investments in JPMorgan Intrepid America Fund and JPMorgan International Advantage Fund detracted from performance relative to each

Fund’s respective Benchmark. The Funds’ investments in the JPMorgan U.S. Equity Fund, JPMorgan Realty Income Fund, and JPMorgan Emerging Markets Equity Fund were leading contributors to relative performance.

From a strategic perspective, the Funds’ decreased allocations to U.S. large cap equity and their increased allocations to emerging markets equity and international developed markets equity detracted from performance. The Funds’ increased strategic allocations to emerging markets debt and high yield debt were leading contributors to performance.

From a tactical perspective, the Funds’ underweight allocation to international developed equity, emerging markets equity and its allocation to cash, in the form of short-term money market securities, detracted from performance, while the Funds’ overweight allocations to U.S. large cap equity contributed to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (“Underlying Funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the Underlying Funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(0.63)%	8.83%	3.57%	5.20%
Without Sales Charge		4.02	13.96	4.54	5.69
CLASS C SHARES	May 15, 2006
With CDSC***		2.67	12.27	3.87	5.00
Without CDSC		3.67	13.27	3.87	5.00
CLASS I SHARES	May 15, 2006	4.08	14.14	4.66	5.80
CLASS R2 SHARES	November 3, 2008	3.75	13.49	4.17	5.37
CLASS R3 SHARES	September 9, 2016	3.89	13.77	4.40	5.62
CLASS R4 SHARES	September 9, 2016	4.06	14.04	4.62	5.78
CLASS R5 SHARES	May 15, 2006	4.12	14.21	4.76	5.93
CLASS R6 SHARES	November 3, 2014	4.17	14.32	4.85	5.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target

Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(0.32)%	10.28%	4.37%	6.88%
Without Sales Charge		4.39	15.49	5.33	7.37
CLASS C SHARES	May 15, 2006
With CDSC***		3.10	13.83	4.67	6.69
Without CDSC		4.10	14.83	4.67	6.69
CLASS I SHARES	May 15, 2006	4.44	15.66	5.46	7.49
CLASS R2 SHARES	November 3, 2008	4.20	15.09	4.99	7.06
CLASS R3 SHARES	September 9, 2016	4.34	15.34	5.21	7.31
CLASS R4 SHARES	September 9, 2016	4.44	15.67	5.43	7.47
CLASS R5 SHARES	May 15, 2006	4.55	15.83	5.59	7.64
CLASS R6 SHARES	November 3, 2014	4.60	15.94	5.68	7.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		0.54%	12.87%	4.99%	7.60%
Without Sales Charge		5.30	18.16	5.97	8.09
CLASS C SHARES	July 31, 2007
With CDSC***		3.96	16.49	5.31	7.41
Without CDSC		4.96	17.49	5.31	7.41
CLASS I SHARES	July 31, 2007	5.37	18.36	6.11	8.21
CLASS R2 SHARES	November 3, 2008	5.09	17.75	5.63	7.78
CLASS R3 SHARES	September 9, 2016	5.22	18.05	5.88	8.05
CLASS R4 SHARES	September 9, 2016	5.38	18.33	6.08	8.19
CLASS R5 SHARES	July 31, 2007	5.43	18.48	6.24	8.36
CLASS R6 SHARES	November 3, 2014	5.54	18.66	6.34	8.42

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was com prised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		1.24%	14.95%	5.56%	8.17%
Without Sales Charge		6.01	20.39	6.53	8.67
CLASS C SHARES	May 15, 2006
With CDSC***		4.67	18.62	5.88	7.98
Without CDSC		5.67	19.62	5.88	7.98
CLASS I SHARES	May 15, 2006	6.08	20.51	6.67	8.79
CLASS R2 SHARES	November 3, 2008	5.80	19.85	6.19	8.35
CLASS R3 SHARES	September 9, 2016	5.94	20.20	6.44	8.62
CLASS R4 SHARES	September 9, 2016	6.08	20.54	6.65	8.78
CLASS R5 SHARES	May 15, 2006	6.17	20.71	6.81	8.94
CLASS R6 SHARES	November 3, 2014	6.17	20.77	6.89	8.98

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		2.24%	16.67%	5.88%	8.57%
Without Sales Charge		7.05	22.20	6.86	9.08
CLASS C SHARES	July 31, 2007
With CDSC***		5.71	20.47	6.21	8.39
Without CDSC		6.71	21.47	6.21	8.39
CLASS I SHARES	July 31, 2007	7.10	22.33	7.00	9.20
CLASS R2 SHARES	November 3, 2008	6.84	21.72	6.52	8.76
CLASS R3 SHARES	September 9, 2016	6.99	22.00	6.75	9.02
CLASS R4 SHARES	September 9, 2016	7.10	22.36	6.98	9.19
CLASS R5 SHARES	July 31, 2007	7.21	22.52	7.14	9.35
CLASS R6 SHARES	November 3, 2014	7.21	22.64	7.22	9.40

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strat egies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		2.72%	18.14%	6.27%	8.87%
Without Sales Charge		7.57	23.74	7.25	9.37
CLASS C SHARES	May 15, 2006
With CDSC***		6.24	22.03	6.59	8.68
Without CDSC		7.24	23.03	6.59	8.68
CLASS I SHARES	May 15, 2006	7.68	23.97	7.39	9.50
CLASS R2 SHARES	November 3, 2008	7.33	23.26	6.90	9.05
CLASS R3 SHARES	September 9, 2016	7.50	23.58	7.15	9.31
CLASS R4 SHARES	September 9, 2016	7.64	23.95	7.37	9.48
CLASS R5 SHARES	May 15, 2006	7.72	24.11	7.53	9.64
CLASS R6 SHARES	November 3, 2014	7.77	24.23	7.62	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		3.06%	18.91%	6.39%	8.91%
Without Sales Charge		7.90	24.49	7.37	9.41
CLASS C SHARES	July 31, 2007
With CDSC***		6.58	22.81	6.70	8.73
Without CDSC		7.58	23.81	6.70	8.73
CLASS I SHARES	July 31, 2007	8.01	24.71	7.51	9.54
CLASS R2 SHARES	November 3, 2008	7.75	24.10	7.04	9.10
CLASS R3 SHARES	September 9, 2016	7.84	24.36	7.27	9.36
CLASS R4 SHARES	September 9, 2016	8.02	24.70	7.48	9.52
CLASS R5 SHARES	July 31, 2007	8.06	24.83	7.65	9.69
CLASS R6 SHARES	November 3, 2014	8.12	25.02	7.73	9.74

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		3.02%	18.88%	6.38%	8.94%
Without Sales Charge		7.89	24.52	7.36	9.44
CLASS C SHARES	July 31, 2007
With CDSC***		6.57	22.79	6.70	8.75
Without CDSC		7.57	23.79	6.70	8.75
CLASS I SHARES	July 31, 2007	8.00	24.74	7.52	9.57
CLASS R2 SHARES	November 3, 2008	7.75	24.07	7.03	9.13
CLASS R3 SHARES	September 9, 2016	7.88	24.38	7.27	9.39
CLASS R4 SHARES	September 9, 2016	8.01	24.70	7.49	9.56
CLASS R5 SHARES	July 31, 2007	8.10	24.90	7.65	9.72
CLASS R6 SHARES	November 3, 2014	8.15	25.01	7.75	9.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/09 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from December 31, 2009 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge**		3.12%	18.98%	6.40%	9.19%
Without Sales Charge		7.97	24.56	7.38	9.83
CLASS C SHARES	January 31, 2012
With CDSC***		6.69	22.81	6.73	9.14
Without CDSC		7.69	23.81	6.73	9.14
CLASS I SHARES	January 31, 2012	8.09	24.77	7.52	9.96
CLASS R2 SHARES	January 31, 2012	7.81	24.13	7.04	9.51
CLASS R3 SHARES	September 9, 2016	7.91	24.38	7.29	9.76
CLASS R4 SHARES	September 9, 2016	8.05	24.68	7.50	9.94
CLASS R5 SHARES	January 31, 2012	8.15	24.89	7.66	10.11
CLASS R6 SHARES	November 3, 2014	8.20	25.06	7.76	10.17

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average from January 31, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2055 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		3.05%	19.02%	8.86%
Without Sales Charge		7.93	24.60	10.38
CLASS C SHARES	August 31, 2016
With CDSC***		6.59	22.82	9.71
Without CDSC		7.59	23.82	9.71
CLASS I SHARES	August 31, 2016	8.00	24.75	10.53
CLASS R2 SHARES	August 31, 2016	7.70	24.14	9.99
CLASS R3 SHARES	September 9, 2016	7.88	24.43	10.24
CLASS R4 SHARES	September 9, 2016	7.93	24.66	10.50
CLASS R5 SHARES	August 31, 2016	8.06	24.97	10.67
CLASS R6 SHARES	August 31, 2016	8.10	25.05	10.79

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2060 Funds Average from August 31, 2016 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2060 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2060 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimburse ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 90.4%

Alternative Assets — 1.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,079,120	44,370,119

Fixed Income — 61.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	69,643,695	824,581,343

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,293,377	59,805,695

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,820,779	55,930,387

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	4,298,334	39,114,838

JPMorgan High Yield Fund Class R6 Shares (a)	28,180,831	204,874,642

JPMorgan Income Fund Class R6 Shares (a)	5,622,115	54,140,964

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,887,585	153,788,757

JPMorgan Managed Income Fund Class L Shares (a)	2,013,095	20,211,471

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	46,458,995	446,470,938

Total Fixed Income		1,858,919,035

International Equity — 12.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,966,220	64,236,403

JPMorgan International Advantage Fund Class R6 Shares (a)	2,067,515	41,743,134

JPMorgan International Equity Fund Class R6 Shares (a)	8,486,441	151,992,156

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	5,768,345	106,022,172

Total International Equity		363,993,865

U.S. Equity — 15.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	11,256,002	218,816,687

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	358,702	21,514,956

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	552,282	11,327,310

JPMorgan Small Cap Value Fund Class R6 Shares (a)	465,207	11,932,548

JPMorgan U.S. Equity Fund Class R6 Shares (a)	13,727,636	222,113,154

Total U.S. Equity		485,704,655

Total Investment Companies (Cost $2,550,169,225)		2,752,987,674

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 3.1%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	185,117	16,425,431

Fixed Income — 2.6%

iShares TIPS Bond ETF	678,096	79,045,651

Total Exchange-Traded Funds (Cost $91,952,143)		95,471,082

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $14,757,441)	14,757,000	14,760,903

	SHARES
Short-Term Investments — 6.3%

Investment Companies — 6.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $192,180,182)	192,180,182	192,180,182

Total Investments — 100.3% (Cost $2,849,058,991)		3,055,399,841
Liabilities in Excess of Other Assets — (0.3)%		(9,592,696)

NET ASSETS — 100.0%		3,045,807,145

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	633	03/2020	USD	35,403,690	1,562,330

S&P 500 E-Mini Index	67	03/2020	USD	10,827,200	190,479

S&P Midcap 400 E-Mini Index	288	03/2020	USD	59,454,720	1,004,010

S&P/TSX 60 Index	105	03/2020	CAD	16,357,861	(9,894)

SPI 200 Index	133	03/2020	AUD	15,421,425	(412,659)

U.S. Treasury 10 Year Note	2,305	03/2020	USD	295,616,250	(2,616,821)

					(282,555)

Short Contracts

Australia 10 Year Bond	(614)	03/2020	AUD	(61,597,014)	1,099,801

EURO STOXX 50 Index	(431)	03/2020	EUR	(18,045,507)	22,693

Euro-Bund	(320)	03/2020	EUR	(61,196,362)	705,738

Long Gilt	(352)	03/2020	GBP	(61,257,133)	190,092

TOPIX Index	(193)	03/2020	JPY	(30,335,432)	72,074

					2,090,398

					1,807,843

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 92.7%

Alternative Assets — 1.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,404,937	92,295,137

Fixed Income — 57.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	118,201,707	1,399,508,208

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,493,649	94,247,922

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,967,671	98,134,904

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,981,188	54,428,807

JPMorgan High Yield Fund Class R6 Shares (a)	43,970,474	319,665,349

JPMorgan Income Fund Class R6 Shares (a)	8,387,340	80,770,084

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	20,459,126	211,342,774

JPMorgan Managed Income Fund Class L Shares (a)	3,511,044	35,250,877

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	78,405,387	753,475,766

Total Fixed Income		3,046,824,691

International Equity — 14.6%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,528,255	147,938,100

JPMorgan International Advantage Fund Class R6 Shares (a)	5,298,407	106,974,844

JPMorgan International Equity Fund Class R6 Shares (a)	17,270,456	309,313,874

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,487,423	211,138,826

Total International Equity		775,365,644

U.S. Equity — 19.0%

JPMorgan Equity Income Fund Class R6 Shares (a)	23,708,485	460,892,947

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	744,466	44,653,060

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,132,295	23,223,375

JPMorgan Small Cap Value Fund Class R6 Shares (a)	674,722	17,306,632

JPMorgan U.S. Equity Fund Class R6 Shares (a)	28,727,850	464,816,605

Total U.S. Equity		1,010,892,619

Total Investment Companies (Cost $4,549,490,752)		4,925,378,091

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 2.5%

Alternative Assets — 0.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	395,826	35,121,641

Fixed Income — 1.8%

iShares TIPS Bond ETF	837,540	97,632,038

Total Exchange-Traded Funds (Cost $128,629,111)		132,753,679

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $26,681,793)	26,680,000	26,687,057

	SHARES
Short-Term Investments — 4.8%

Investment Companies — 4.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $253,008,106)	253,008,106	253,008,106

Total Investments — 100.5% (Cost $4,957,809,762)		5,337,826,933
Liabilities in Excess of Other Assets — (0.5)%		(24,484,830)

NET ASSETS — 100.0%		5,313,342,103

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,083	03/2020	USD	60,572,190	2,695,063

S&P 500 E-Mini Index	122	03/2020	USD	19,715,200	346,842

S&P Midcap 400 E-Mini Index	608	03/2020	USD	125,515,520	2,118,446

S&P/TSX 60 Index	182	03/2020	CAD	28,353,625	(17,150)

SPI 200 Index	232	03/2020	AUD	26,900,532	(719,652)

U.S. Treasury 10 Year Note	3,925	03/2020	USD	503,381,250	(4,442,760)

					(19,211)

Short Contracts

Australia 10 Year Bond	(1,071)	03/2020	AUD	(107,443,652)	1,918,252

EURO STOXX 50 Index	(752)	03/2020	EUR	(31,485,432)	39,610

Euro-Bund	(558)	03/2020	EUR	(106,711,157)	1,230,558

Long Gilt	(613)	03/2020	GBP	(106,677,904)	331,328

TOPIX Index	(336)	03/2020	JPY	(52,811,944)	125,365

					3,645,113

					3,625,902

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.0%

Alternative Assets — 2.3%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,309,416	162,968,683

Fixed Income — 46.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	140,213,598	1,660,129,002

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,343,064	109,413,127

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	13,130,078	107,666,641

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,783,344	52,628,428

JPMorgan High Yield Fund Class R6 Shares (a)	39,123,912	284,430,838

JPMorgan Income Fund Class R6 Shares (a)	7,219,540	69,524,169

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	8,179,451	84,493,727

JPMorgan Managed Income Fund Class L Shares (a)	4,379,480	43,969,975

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	90,294,238	867,727,627

Total Fixed Income		3,279,983,534

International Equity — 20.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	9,144,764	298,759,432

JPMorgan International Advantage Fund Class R6 Shares (a)	7,212,024	145,610,764

JPMorgan International Equity Fund Class R6 Shares (a)	32,005,177	573,212,724

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	22,839,497	419,789,963

Total International Equity		1,437,372,883

U.S. Equity — 24.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	42,531,431	826,811,027

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,308,790	78,501,253

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,979,559	40,600,762

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,348,281	34,583,412

JPMorgan U.S. Equity Fund Class R6 Shares (a)	44,804,269	724,933,073

Total U.S. Equity		1,705,429,527

Total Investment Companies (Cost $6,129,938,643)		6,585,754,627

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.5%

Alternative Assets — 0.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	676,198	59,999,047

Fixed Income — 0.6%

iShares TIPS Bond ETF	386,668	45,073,889

Total Exchange-Traded Funds (Cost $103,299,617)		105,072,936

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $40,583,665)	40,588,000	40,598,736

	SHARES
Short-Term Investments — 5.1%

Investment Companies — 5.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $356,672,207)	356,672,207	356,672,207

Total Investments — 101.2% (Cost $6,630,494,132)		7,088,098,506
Liabilities in Excess of Other Assets — (1.2)%		(84,471,055)

NET ASSETS — 100.0%		7,003,627,451

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,423	03/2020	USD	79,588,390	3,529,630

S&P 500 E-Mini Index	873	03/2020	USD	141,076,800	2,481,913

S&P Midcap 400 E-Mini Index	1,141	03/2020	USD	235,548,040	3,970,764

S&P/TSX 60 Index	231	03/2020	CAD	35,987,293	(21,768)

SPI 200 Index	302	03/2020	AUD	35,017,072	(936,961)

U.S. Treasury 10 Year Note	4,709	03/2020	USD	603,929,250	(5,253,844)

					3,769,734

Short Contracts

Australia 10 Year Bond	(1,395)	03/2020	AUD	(139,947,614)	2,498,685

EURO STOXX 50 Index	(941)	03/2020	EUR	(39,398,659)	49,559

Euro-Bund	(727)	03/2020	EUR	(139,030,486)	1,603,311

Long Gilt	(799)	03/2020	GBP	(139,046,730)	431,412

TOPIX Index	(438)	03/2020	JPY	(68,844,141)	163,330

					4,746,297

					8,516,031

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment companies — 93.1%

Alternative Assets — 2.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	15,078,153	217,276,180

Fixed Income — 34.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	115,890,909	1,372,148,359

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,510,170	94,383,391

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,634,510	95,402,984

JPMorgan High Yield Fund Class R6 Shares (a)	35,417,127	257,482,515

JPMorgan Income Fund Class R6 Shares (a)	3,919,906	37,748,695

JPMorgan Managed Income Fund Class L Shares (a)	4,558,372	45,766,056

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	76,181,227	732,101,591

Total Fixed Income		2,635,033,591

International Equity — 25.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	12,956,883	423,301,380

JPMorgan International Advantage Fund Class R6 Shares (a)	11,421,007	230,590,125

JPMorgan International Equity Fund Class R6 Shares (a)	42,894,422	768,239,104

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	28,697,239	527,455,249

Total International Equity		1,949,585,858

U.S. Equity — 30.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	57,360,594	1,115,089,949

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,752,109	105,091,497

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	2,661,406	54,585,431

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,748,313	44,844,234

JPMorgan U.S. Equity Fund Class R6 Shares (a)	62,170,454	1,005,917,943

Total U.S. Equity		2,325,529,054

Total Investment Companies (Cost $6,497,046,816)		7,127,424,683

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.0%

Alternative Assets — 1.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $80,276,715)	907,756	80,545,190

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $45,148,059)	45,153,000	45,164,944

	SHARES
Short-Term Investments — 5.8%

Investment Companies — 5.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $442,651,216)	442,651,216	442,651,216

Total Investments — 100.5% (Cost $7,065,122,806)		7,695,786,033
Liabilities in Excess of Other Assets — (0.5)%		(39,820,102)

NET ASSETS — 100.0%		7,655,965,931

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,512	03/2020	USD	84,566,160	3,797,705

S&P 500 E-Mini Index	953	03/2020	USD	154,004,800	2,709,351

S&P Midcap 400 E-Mini Index	1,521	03/2020	USD	313,995,240	5,293,187

S&P/TSX 60 Index	250	03/2020	CAD	38,947,287	(23,558)

SPI 200 Index	329	03/2020	AUD	38,147,737	(1,020,667)

U.S. Treasury 10 Year Note	4,368	03/2020	USD	560,196,000	(4,732,563)

					6,023,455

Short Contracts

Australia 10 Year Bond	(1,521)	03/2020	AUD	(152,588,044)	2,724,265

EURO STOXX 50 Index	(1,024)	03/2020	EUR	(42,873,779)	53,940

Euro-Bund	(793)	03/2020	EUR	(151,652,236)	1,748,647

Long Gilt	(872)	03/2020	GBP	(151,750,624)	470,916

TOPIX Index	(478)	03/2020	JPY	(75,131,277)	177,998

					5,175,766

					11,199,221

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.6%

Alternative Assets — 3.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	13,654,488	196,761,171

Fixed Income — 24.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	23,593,077	279,342,030

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	99,193,936	838,188,760

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,060,966	49,699,925

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,436,124	60,976,218

JPMorgan High Yield Fund Class R6 Shares (a)	25,354,037	184,323,846

JPMorgan Managed Income Fund Class L Shares (a)	4,106,079	41,225,035

Total Fixed Income		1,453,755,814

International Equity — 29.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	20,240,865	362,918,708

JPMorgan International Advantage Fund Class R6 Shares (a)	14,747,122	297,744,393

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	29,452,350	541,334,197

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	24,482,941	558,455,880

Total International Equity		1,760,453,178

U.S. Equity — 38.1%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	19,850,134	464,096,143

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	991,481	59,469,006

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,773,095	36,366,172

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,096,111	28,115,243

JPMorgan U.S. Equity Fund Class R6 Shares (a)	34,717,802	561,734,037

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	15,973,746	438,639,058

JPMorgan Value Advantage Fund Class R6 Shares (a)	18,994,723	708,123,258

Total U.S. Equity		2,296,542,917

Total Investment Companies (Cost $4,996,524,406)		5,707,513,080

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.1%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $65,385,708)	739,371	65,604,389

	PRINCIPAL AMOUNT($)
U.S. treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $39,383,127)	39,386,200	39,396,618

	SHARES
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $275,446,332)	275,446,332	275,446,332

Total Investments — 100.9% (Cost $5,376,739,573)		6,087,960,419
Liabilities in Excess of Other Assets — (0.9)%		(57,222,443)

NET ASSETS — 100.0%		6,030,737,976

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	1,820	03/2020	USD	101,792,600	4,548,268

S&P 500 E-Mini Index	1,127	03/2020	USD	182,123,200	3,204,027

S&P Midcap 400 E-Mini Index	579	03/2020	USD	119,528,760	2,014,960

S&P/TSX 60 Index	384	03/2020	CAD	59,823,033	(36,185)

SPI 200 Index	386	03/2020	AUD	44,756,919	(1,197,382)

U.S. Treasury 10 Year Note	2,343	03/2020	USD	300,489,750	(1,724,905)

					6,808,783

Short Contracts

Australia 10 Year Bond	(1,188)	03/2020	AUD	(119,181,194)	2,127,859

EURO STOXX 50 Index	(1,562)	03/2020	EUR	(65,399,261)	82,265

Euro-Bund	(619)	03/2020	EUR	(118,376,713)	1,364,966

Long Gilt	(681)	03/2020	GBP	(118,511,669)	368,256

TOPIX Index	(653)	03/2020	JPY	(102,637,498)	243,574

					4,186,920

					10,995,703

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.4%

Alternative Assets — 3.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	14,927,651	215,107,446

Fixed Income — 15.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	13,461,198	159,380,579

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	55,760,505	471,176,264

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,238,500	34,755,701

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,209,000	42,713,798

JPMorgan High Yield Fund Class R6 Shares (a)	19,216,682	139,705,278

JPMorgan Managed Income Fund Class L Shares (a)	4,008,041	40,240,728

Total Fixed Income		887,972,348

International Equity — 33.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22,772,870	408,317,564

JPMorgan International Advantage Fund Class R6 Shares (a)	16,732,785	337,834,925

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	31,300,148	575,296,728

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	27,318,051	623,124,740

Total International Equity		1,944,573,957

U.S. Equity — 42.6%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	21,711,061	507,604,611

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,086,547	65,171,090

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,389,747	28,503,716

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,385,325	35,533,577

JPMorgan U.S. Equity Fund Class R6 Shares (a)	37,778,655	611,258,639

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	18,191,466	499,537,660

JPMorgan Value Advantage Fund Class R6 Shares (a)	20,314,679	757,331,222

Total U.S. Equity		2,504,940,515

Total Investment Companies (Cost $4,698,735,123)		5,552,594,266

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.2%

Alternative Assets — 1.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $70,753,164)	800,065	70,989,767

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $43,888,346)	43,892,000	43,903,610

	SHARES
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $287,103,845)	287,103,845	287,103,845

Total Investments — 101.2% (Cost $5,100,480,478)		5,954,591,488
Liabilities in Excess of Other Assets — (1.2)%		(72,983,554)

NET ASSETS — 100.0%		5,881,607,934

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
MSCI Emerging Markets E-Mini Index	2,162	03/2020	USD	120,920,660	5,097,485
S&P 500 E-Mini Index	1,080	03/2020	USD	174,528,000	3,070,407
S&P Midcap 400 E-Mini Index	634	03/2020	USD	130,882,960	2,206,368
S&P/TSX 60 Index	373	03/2020	CAD	58,109,353	(35,150)
SPI 200 Index	376	03/2020	AUD	43,597,414	(1,166,379)
U.S. Treasury 10 Year Note	2,359	03/2020	USD	302,541,750	(1,736,674)

					7,436,057

Short Contracts
Australia 10 Year Bond	(1,158)	03/2020	AUD	(116,171,568)	2,074,096
EURO STOXX 50 Index	(1,526)	03/2020	EUR	(63,891,980)	80,367
Euro-Bund	(604)	03/2020	EUR	(115,508,134)	1,332,262
Long Gilt	(663)	03/2020	GBP	(115,379,202)	357,992
TOPIX Index	(637)	03/2020	JPY	(100,122,644)	237,706

					4,082,423

					11,518,480

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.2%

Alternative Assets — 3.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,084,604	159,729,143

Fixed Income — 9.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	5,107,672	60,474,835

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,497,421	181,653,208

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,889,312	15,492,359

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,673,951	21,926,395

JPMorgan High Yield Fund Class R6 Shares (a)	10,630,066	77,280,579

JPMorgan Managed Income Fund Class L Shares (a)	3,202,893	32,157,046

Total Fixed Income		388,984,422

International Equity — 36.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22,155,254	397,243,706

JPMorgan International Advantage Fund Class R6 Shares (a)	12,773,834	257,903,714

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	23,069,560	424,018,521

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	20,395,326	465,217,397

Total International Equity		1,544,383,338

U.S. Equity — 45.2%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,434,476	384,238,043

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	771,876	46,297,147

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,444,405	29,624,751

JPMorgan Small Cap Value Fund Class R6 Shares (a)	939,933	24,109,279

JPMorgan U.S. Equity Fund Class R6 Shares (a)	28,283,777	457,631,513

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,731,099	377,055,986

JPMorgan Value Advantage Fund Class R6 Shares (a)	15,440,119	575,607,648

Total U.S. Equity		1,894,564,367

Total Investment Companies (Cost $3,473,422,196)		3,987,661,270

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.3%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $52,188,723)	590,138	52,362,945

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $24,025,441)	24,028,000	24,034,356

	SHARES
Short-Term Investments — 3.6%

Investment Companies — 3.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $151,142,481)	151,142,481	151,142,481

Total Investments — 100.7% (Cost $3,700,778,841)		4,215,201,052
Liabilities in Excess of Other Assets — (0.7)%		(28,054,420)

NET ASSETS — 100.0%		4,187,146,632

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	806	03/2020	USD	130,249,600	2,291,434
S&P Midcap 400 E-Mini Index	472	03/2020	USD	97,439,680	1,642,592
S&P/TSX 60 Index	260	03/2020	CAD	40,505,179	(24,501)
SPI 200 Index	266	03/2020	AUD	30,842,851	(825,318)
U.S. Treasury 10 Year Note	1,670	03/2020	USD	214,177,500	(1,229,299)

					1,854,908

Short Contracts
Australia 10 Year Bond	(819)	03/2020	AUD	(82,162,793)	1,466,935
EURO STOXX 50 Index	(1,057)	03/2020	EUR	(44,255,454)	55,671
Euro-Bund	(427)	03/2020	EUR	(81,658,896)	941,840
Long Gilt	(470)	03/2020	GBP	(81,792,194)	253,724
TOPIX Index	(451)	03/2020	JPY	(70,887,461)	168,000

					2,886,170

					4,741,078

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.3%

Alternative Assets — 3.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,841,008	141,808,919

Fixed Income — 9.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,532,139	53,660,531

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,076,155	161,193,508

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,746,766	14,323,485

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,348,846	19,260,537

JPMorgan High Yield Fund Class R6 Shares (a)	9,467,149	68,826,175

JPMorgan Managed Income Fund Class L Shares (a)	2,862,414	28,738,639

Total Fixed Income		346,002,875

International Equity — 36.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	19,643,696	352,211,465

JPMorgan International Advantage Fund Class R6 Shares (a)	11,341,409	228,983,041

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	20,478,818	376,400,678

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	18,108,214	413,048,352

Total International Equity		1,370,643,536

U.S. Equity — 45.3%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	14,519,088	339,456,272

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	643,080	38,571,948

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,311,306	26,894,883

JPMorgan Small Cap Value Fund Class R6 Shares (a)	842,581	21,612,210

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,566,559	413,666,918

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	12,207,011	335,204,534

JPMorgan Value Advantage Fund Class R6 Shares (a)	13,699,358	510,712,052

Total U.S. Equity		1,686,118,817

Total Investment Companies (Cost $3,093,115,749)		3,544,574,147

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.2%

Alternative Assets — 1.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $46,663,270)	527,661	46,819,360

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $21,494,918)	21,497,000	21,502,686

	SHARES
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $128,511,649)	128,511,649	128,511,649

Total Investments — 100.6% (Cost $3,289,785,586)		3,741,407,842
Liabilities in Excess of Other Assets — (0.6)%		(23,746,443)

NET ASSETS — 100.0%		3,717,661,399

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	670	03/2020	USD	108,272,000	1,904,790
S&P Midcap 400 E-Mini Index	419	03/2020	USD	86,498,360	1,458,150
S&P/TSX 60 Index	231	03/2020	CAD	35,987,294	(21,768)
SPI 200 Index	236	03/2020	AUD	27,364,334	(732,053)
U.S. Treasury 10 Year Note	1,481	03/2020	USD	189,938,250	(1,090,399)

					1,518,720

Short Contracts
Australia 10 Year Bond	(727)	03/2020	AUD	(72,933,273)	1,302,180
EURO STOXX 50 Index	(949)	03/2020	EUR	(39,733,610)	49,976
Euro-Bund	(379)	03/2020	EUR	(72,479,442)	835,994
Long Gilt	(416)	03/2020	GBP	(72,394,793)	224,661
TOPIX Index	(400)	03/2020	JPY	(62,871,362)	148,926

					2,561,737

					4,080,457

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 96.7%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	4,696,719	67,679,720

Fixed Income — 10.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,069,763	24,505,992

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	8,711,727	73,614,094

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	772,073	6,331,000

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,002,369	8,219,428

JPMorgan High Yield Fund Class R6 Shares (a)	4,284,604	31,149,071

JPMorgan Managed Income Fund Class L Shares (a)	4,012,814	40,288,649

Total Fixed Income		184,108,234

International Equity — 37.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,044,724	162,171,893

JPMorgan International Advantage Fund Class R6 Shares (a)	5,184,146	104,667,917

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,618,366	176,785,561

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	8,466,584	193,122,775

Total International Equity		636,748,146

U.S. Equity — 45.0%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	6,791,790	158,792,060

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	300,170	18,004,194

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	584,670	11,991,581

JPMorgan Small Cap Value Fund Class R6 Shares (a)	380,447	9,758,457

JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,653,428	188,552,465

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,632,432	154,666,584

JPMorgan Value Advantage Fund Class R6 Shares (a)	6,231,394	232,306,350

Total U.S. Equity		774,071,691

Total Investment Companies (Cost $1,510,519,326)		1,662,607,791

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.2%

Alternative Assets — 1.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $21,318,147)	241,062	21,389,431

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $9,748,545)	9,751,300	9,753,879

	SHARES
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $38,855,108)	38,855,108	38,855,108

Total Investments — 100.8% (Cost $1,580,441,126)		1,732,606,209
Liabilities in Excess of Other Assets — (0.8)%		(13,750,053)

NET ASSETS — 100.0%		1,718,856,156

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	328	03/2020	USD	53,004,800	932,494

S&P Midcap 400 E-Mini Index	191	03/2020	USD	39,430,040	664,692

S&P/TSX 60 Index	105	03/2020	CAD	16,357,861	(9,894)

SPI 200 Index	109	03/2020	AUD	12,638,612	(338,253)

U.S. Treasury 10 Year Note	702	03/2020	USD	90,031,500	(516,888)

					732,151

Short Contracts

Australia 10 Year Bond	(335)	03/2020	AUD	(33,607,492)	600,080

EURO STOXX 50 Index	(426)	03/2020	EUR	(17,836,162)	22,444

Euro-Bund	(175)	03/2020	EUR	(33,466,761)	385,913

Long Gilt	(192)	03/2020	GBP	(33,412,982)	103,708

TOPIX Index	(184)	03/2020	JPY	(28,920,826)	68,299

					1,180,444

					1,912,595

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.6%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	597,170	8,605,217

Fixed Income — 10.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	249,905	2,958,874

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,142,395	9,653,238

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	115,646	948,293

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	140,252	1,150,069

JPMorgan High Yield Fund Class R6 Shares (a)	566,386	4,117,625

JPMorgan Managed Income Fund Class L Shares (a)	432,468	4,341,980

Total Fixed Income		23,170,079

International Equity — 36.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,159,107	20,782,786

JPMorgan International Advantage Fund Class R6 Shares (a)	694,031	14,012,490

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,228,550	22,580,756

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	1,068,096	24,363,264

Total International Equity		81,739,296

U.S. Equity — 45.0%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	866,694	20,263,315

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	45,439	2,725,447

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	67,402	1,382,421

JPMorgan Small Cap Value Fund Class R6 Shares (a)	51,404	1,318,517

JPMorgan U.S. Equity Fund Class R6 Shares (a)	1,520,152	24,596,059

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	729,026	20,019,042

JPMorgan Value Advantage Fund Class R6 Shares (a)	824,212	30,726,633

Total U.S. Equity		101,031,434

Total Investment Companies (Cost $205,598,779)		214,546,026

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 1.3%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $2,981,229)	33,773	2,996,678

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,621,447)	1,622,000	1,622,429

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $5,866,860)	5,866,860	5,866,860

Total Investments — 100.2% (Cost $216,068,315)		225,031,993
Liabilities in Excess of Other Assets — (0.2)%		(531,077)

NET ASSETS — 100.0%		224,500,916

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	41	03/2020	USD	6,625,600	116,562

S&P Midcap 400 E-Mini Index	23	03/2020	USD	4,748,120	80,043

S&P/TSX 60 Index	14	03/2020	CAD	2,181,048	(3,190)

SPI 200 Index	14	03/2020	AUD	1,623,308	(43,404)

U.S. Treasury 10 Year Note	83	03/2020	USD	10,644,750	(61,151)

					88,860

Short Contracts

Australia 10 Year Bond	(42)	03/2020	AUD	(4,213,477)	75,213

EURO STOXX 50 Index	(47)	03/2020	EUR	(1,967,839)	2,483

Euro-Bund	(22)	03/2020	EUR	(4,207,250)	48,453

Long Gilt	(24)	03/2020	GBP	(4,176,623)	12,963

TOPIX Index	(23)	03/2020	JPY	(3,615,103)	8,372

					147,484

					236,344

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$93,806,554	$124,319,095	$85,672,625
Investments in affiliates, at value	2,961,593,287	5,213,507,838	7,002,425,881
Cash	6,094	—	74,523
Receivables:
Investment securities sold	11,046,623	20,906,722	14,115,658
Fund shares sold	3,313,401	4,118,920	9,657,793
Interest from non-affiliates	123,510	223,300	339,704
Dividends from affiliates	269,541	413,739	397,305
Variation margin on futures contracts	1,846,997	2,597,581	3,876,446
Due from Adviser	26,974	39,745	43,897

Total Assets	3,072,032,981	5,366,126,940	7,116,603,832

LIABILITIES:
Payables:
Due to custodian	—	38,869	—
Distributions	1,275,253	2,064,232	3,612,007
Investment securities purchased	—	—	44,556,832
Fund shares redeemed	24,337,392	49,506,106	63,378,999
Accrued liabilities:
Distribution fees	251,319	381,723	481,456
Service fees	193,429	430,785	590,845
Custodian and accounting fees	15,080	24,809	24,299
Trustees’ and Chief Compliance Officer’s fees	—	—	61
Other	153,363	338,313	331,882

Total Liabilities	26,225,836	52,784,837	112,976,381

Net Assets	$3,045,807,145	$5,313,342,103	$7,003,627,451

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$2,823,492,625	$4,905,344,693	$6,451,414,430
Total distributable earnings (loss)	222,314,520	407,997,410	552,213,021

Total Net Assets	$3,045,807,145	$5,313,342,103	$7,003,627,451

Net Assets:
Class A	$835,902,349	$1,212,380,795	$1,564,841,121
Class C	22,856,993	32,032,074	34,489,886
Class I	355,110,270	616,262,217	748,719,834
Class R2	119,355,215	209,291,720	264,856,134
Class R3	22,145,617	51,253,843	47,815,651
Class R4	15,967,759	30,935,451	42,360,937
Class R5	793,851,653	1,553,329,111	1,990,388,211
Class R6	880,617,289	1,607,856,892	2,310,155,677

Total	$3,045,807,145	$5,313,342,103	$7,003,627,451

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	50,450,509	69,051,080	86,900,666
Class C	1,386,172	1,833,993	1,923,563
Class I	21,385,959	34,955,334	41,465,581
Class R2	7,221,500	11,960,536	14,770,373
Class R3	1,342,412	2,932,413	2,665,985
Class R4	963,442	1,758,999	2,352,207
Class R5	47,707,610	87,979,692	110,093,725
Class R6	52,928,066	91,044,042	127,752,628

Net Asset Value (a):
Class A — Redemption price per share	$16.57	$17.56	$18.01
Class C — Offering price per share (b)	16.49	17.47	17.93
Class I — Offering and redemption price per share	16.60	17.63	18.06
Class R2 — Offering and redemption price per share	16.53	17.50	17.93
Class R3 — Offering and redemption price per share	16.50	17.48	17.94
Class R4 — Offering and redemption price per share	16.57	17.59	18.01
Class R5 — Offering and redemption price per share	16.64	17.66	18.08
Class R6 — Offering and redemption price per share	16.64	17.66	18.08
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.35	$18.39	$18.86

Cost of investments in non-affiliates	$90,338,951	$120,306,291	$84,084,278
Cost of investments in affiliates	2,758,720,040	4,837,503,471	6,546,409,854

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$45,164,944	$39,396,618	$43,903,610
Investments in affiliates, at value	7,650,621,089	6,048,563,801	5,910,687,878
Cash	322,367	281,417	287,946
Receivables:
Investment securities sold	15,418,939	13,951,422	—
Fund shares sold	11,870,542	11,221,702	9,808,047
Interest from non-affiliates	377,911	329,645	367,357
Dividends from affiliates	283,001	109,974	110,531
Variation margin on futures contracts	5,514,728	5,578,675	5,383,689
Due from Adviser	45,389	44,620	46,032

Total Assets	7,729,618,910	6,119,477,874	5,970,595,090

LIABILITIES:
Payables:
Distributions	4,052,926	3,437,095	3,488,134
Investment securities purchased	—	30,935,765	27,823,333
Fund shares redeemed	67,988,267	53,139,908	56,442,849
Accrued liabilities:
Distribution fees	559,334	417,888	403,233
Service fees	669,015	509,837	507,448
Custodian and accounting fees	31,705	27,740	27,563
Trustees’ and Chief Compliance Officer’s fees	20	—	81
Other	351,712	271,665	294,515

Total Liabilities	73,652,979	88,739,898	88,987,156

Net Assets	$7,655,965,931	$6,030,737,976	$5,881,607,934

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,916,213,235	$5,163,049,403	$4,852,877,577
Total distributable earnings (loss)	739,752,696	867,688,573	1,028,730,357

Total Net Assets	$7,655,965,931	$6,030,737,976	$5,881,607,934

Net Assets:
Class A	$1,728,761,106	$1,313,217,643	$1,256,015,472
Class C	35,393,019	21,339,312	22,019,320
Class I	820,316,975	623,700,840	622,091,354
Class R2	352,103,350	270,426,370	256,071,187
Class R3	76,479,519	47,922,622	66,455,927
Class R4	47,851,365	46,978,970	39,697,249
Class R5	2,208,112,880	1,629,193,365	1,701,747,045
Class R6	2,386,947,717	2,077,958,854	1,917,510,380

Total	$7,655,965,931	$6,030,737,976	$5,881,607,934

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	90,382,893	65,891,650	58,912,630
Class C	1,871,719	1,080,963	1,049,728
Class I	42,752,310	31,116,136	29,075,941
Class R2	18,489,740	13,615,919	12,082,085
Class R3	4,013,497	2,415,249	3,128,243
Class R4	2,498,902	2,348,499	1,859,621
Class R5	114,722,187	81,205,996	79,305,075
Class R6	124,046,003	103,569,366	89,366,530

Net Asset Value (a):
Class A — Redemption price per share	$19.13	$19.93	$21.32
Class C — Offering price per share (b)	18.91	19.74	20.98
Class I — Offering and redemption price per share	19.19	20.04	21.40
Class R2 — Offering and redemption price per share	19.04	19.86	21.19
Class R3 — Offering and redemption price per share	19.06	19.84	21.24
Class R4 — Offering and redemption price per share	19.15	20.00	21.35
Class R5 — Offering and redemption price per share	19.25	20.06	21.46
Class R6 — Offering and redemption price per share	19.24	20.06	21.46
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.03	$20.87	$22.32

Cost of investments in non-affiliates	$45,148,059	$39,383,127	$43,888,346
Cost of investments in affiliates	7,019,974,747	5,337,356,446	5,056,592,132

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$24,034,356	$21,502,686	$9,753,879	$1,622,429
Investments in affiliates, at value	4,191,166,696	3,719,905,156	1,722,852,330	223,409,564
Cash	156,987	134,587	91,089	—
Receivables:
Fund shares sold	8,675,335	9,481,142	5,031,972	1,489,600
Interest from non-affiliates	201,104	179,921	81,614	13,575
Dividends from affiliates	83,520	74,373	82,943	10,750
Variation margin on futures contracts	3,698,637	2,303,176	1,341,217	245,025
Due from Adviser	45,048	46,826	39,630	24,142
Other assets	—	—	—	29,681

Total Assets	4,228,061,683	3,753,627,867	1,739,274,674	226,844,766

LIABILITIES:
Payables:
Due to custodian	—	—	—	5,863
Distributions	2,918,356	3,067,011	996,518	155,131
Investment securities purchased	—	—	—	1,229,389
Fund shares redeemed	37,172,312	32,140,454	19,090,350	901,319
Accrued liabilities:
Distribution fees	278,999	252,189	123,888	11,634
Service fees	347,008	325,111	144,503	11,241
Custodian and accounting fees	25,611	26,038	13,688	9,873
Trustees’ and Chief Compliance Officer’s fees	—	—	—	1,174
Other	172,765	155,665	49,571	18,226

Total Liabilities	40,915,051	35,966,468	20,418,518	2,343,850

Net Assets	$4,187,146,632	$3,717,661,399	$1,718,856,156	$224,500,916

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,557,460,980	$3,166,097,493	$1,524,884,157	$210,514,367
Total distributable earnings (loss)	629,685,652	551,563,906	193,971,999	13,986,549

Total Net Assets	$4,187,146,632	$3,717,661,399	$1,718,856,156	$224,500,916

Net Assets:
Class A	$878,708,625	$759,223,150	$355,420,068	$34,979,341
Class C	13,670,876	13,804,725	5,636,587	954,280
Class I	445,367,343	431,364,125	175,542,989	18,545,276
Class R2	186,005,652	179,600,576	100,785,992	5,119,162
Class R3	30,705,205	34,851,181	14,709,882	4,182,216
Class R4	23,884,166	21,819,476	8,713,871	1,114,609
Class R5	1,148,787,852	1,114,126,051	481,387,606	45,238,763
Class R6	1,460,016,913	1,162,872,115	576,659,161	114,367,269

Total	$4,187,146,632	$3,717,661,399	$1,718,856,156	$224,500,916

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	42,421,249	36,444,543	14,854,083	1,848,136
Class C	666,857	670,275	237,049	50,594
Class I	21,414,773	20,622,141	7,320,893	978,110
Class R2	9,018,233	8,660,380	4,221,252	270,734
Class R3	1,488,093	1,679,048	616,652	220,976
Class R4	1,151,213	1,045,071	363,963	58,804
Class R5	55,171,278	53,161,413	20,058,487	2,386,438
Class R6	70,134,117	55,464,512	24,017,739	6,024,426

Net Asset Value (a):
Class A — Redemption price per share	$20.71	$20.83	$23.93	$18.93
Class C — Offering price per share (b)	20.50	20.60	23.78	18.86
Class I — Offering and redemption price per share	20.80	20.92	23.98	18.96
Class R2 — Offering and redemption price per share	20.63	20.74	23.88	18.91
Class R3 — Offering and redemption price per share	20.63	20.76	23.85	18.93
Class R4 — Offering and redemption price per share	20.75	20.88	23.94	18.95
Class R5 — Offering and redemption price per share	20.82	20.96	24.00	18.96
Class R6 — Offering and redemption price per share	20.82	20.97	24.01	18.98
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.69	$21.81	$25.06	$19.82

Cost of investments in non-affiliates	$24,025,441	$21,494,918	$9,748,545	$1,621,447
Cost of investments in affiliates	3,676,753,400	3,268,290,668	1,570,692,581	214,446,868

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$105,936	$175,508	$329,922
Interest income from affiliates	143	211	813
Dividend income from non-affiliates	999,201	1,285,012	553,745
Dividend income from affiliates	49,721,922	87,713,159	112,971,823

Total investment income	50,827,202	89,173,890	113,856,303

EXPENSES:
Distribution fees:
Class A	1,091,200	1,586,543	1,989,940
Class C	91,713	123,390	132,985
Class R2	326,570	565,871	692,056
Class R3	27,738	61,979	58,136
Service fees:
Class A	1,091,200	1,586,543	1,989,940
Class C	30,571	41,130	44,328
Class I	462,372	799,055	942,625
Class R2	163,285	282,935	346,028
Class R3	27,738	61,979	58,136
Class R4	23,360	45,765	50,669
Class R5	427,526	836,488	1,030,018
Custodian and accounting fees	8,405	5,767	6,040
Interest expense to affiliates	156	214	777
Professional fees	33,606	47,506	54,711
Trustees’ and Chief Compliance Officer’s fees	18,688	22,979	26,162
Printing and mailing costs	31,301	27,957	33,314
Registration and filing fees	62,923	108,390	109,864
Transfer agency fees (See Note 2.G.)	101,760	96,815	110,136
Other	31,274	52,528	65,043

Total expenses	4,051,386	6,353,834	7,740,908

Less fees waived	(1,041,454)	(1,077,090)	(1,091,405)
Less expense reimbursements	(188,294)	(266,356)	(296,704)

Net expenses	2,821,638	5,010,388	6,352,799

Net investment income (loss)	48,005,564	84,163,502	107,503,504

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,283,201	2,115,435	2,068,012
Investments in affiliates	210,618,318	376,237,937	451,394,007
Futures contracts	985,052	2,238,387	18,928,058
Foreign currency transactions	(19,508)	(51,455)	(32,933)

Net realized gain (loss)	212,867,063	380,540,304	472,357,144

Distributions of capital gains received from investment company affiliates	46,527,720	88,319,866	133,278,914

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	452,578	636,434	370,374
Investments in affiliates	(185,811,526)	(320,360,464)	(356,809,680)
Futures contracts	1,982,654	4,024,648	6,474,908
Foreign currency translations	22,589	56,887	59,030

Change in net unrealized appreciation/depreciation	(183,353,705)	(315,642,495)	(349,905,368)

Net realized/unrealized gains (losses)	76,041,078	153,217,675	255,730,690

Change in net assets resulting from operations	$124,046,642	$237,381,177	$363,234,194

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$368,703	$348,882	$374,981
Interest income from affiliates	79	402	75
Dividend income from non-affiliates	31,261	9,549	10,041
Dividend income from affiliates	123,444,975	88,081,779	83,606,396

Total investment income	123,845,018	88,440,612	83,991,493

EXPENSES:
Distribution fees:
Class A	2,194,437	1,631,861	1,578,317
Class C	132,018	79,418	81,598
Class R2	918,880	694,757	658,490
Class R3	89,999	54,871	76,826
Service fees:
Class A	2,194,437	1,631,861	1,578,317
Class C	44,006	26,473	27,200
Class I	1,042,144	762,739	767,941
Class R2	459,440	347,379	329,245
Class R3	89,999	54,870	76,826
Class R4	70,683	54,843	53,252
Class R5	1,132,157	826,677	858,847
Custodian and accounting fees	5,307	5,088	5,976
Interest expense to affiliates	543	2,013	1,662
Professional fees	59,076	49,080	48,011
Trustees’ and Chief Compliance Officer’s fees	27,375	23,639	23,734
Printing and mailing costs	39,508	49,749	57,763
Registration and filing fees	109,027	102,159	105,190
Transfer agency fees (See Note 2.G.)	120,738	103,020	105,744
Other	83,108	72,828	73,829

Total expenses	8,812,882	6,573,325	6,508,768

Less fees waived	(1,204,416)	(844,592)	(823,946)
Less expense reimbursements	(311,037)	(287,736)	(298,135)

Net expenses	7,297,429	5,440,997	5,386,687

Net investment income (loss)	116,547,589	82,999,615	78,604,806

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,842,991	574,375	498,740
Investments in affiliates	654,225,042	252,840,290	310,389,424
Futures contracts	23,880,713	16,676,761	17,269,296
Foreign currency transactions	(46,011)	(69,239)	(57,682)

Net realized gain (loss)	680,902,735	270,022,187	328,099,778

Distributions of capital gains received from investment company affiliates	176,040,224	181,425,730	196,388,765

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(46,641)	(78,976)	(78,957)
Investments in affiliates	(538,168,579)	(136,628,044)	(189,481,034)
Futures contracts	10,502,630	7,134,959	8,396,703
Foreign currency translations	75,261	89,119	77,402

Change in net unrealized appreciation/depreciation	(527,637,329)	(129,482,942)	(181,085,886)

Net realized/unrealized gains (losses)	329,305,630	321,964,975	343,402,657

Change in net assets resulting from operations	$445,853,219	$404,964,590	$422,007,463

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$238,185	$205,644	$110,147	$19,364
Interest income from affiliates	553	237	107	—
Dividend income from non-affiliates	7,663	6,280	3,149	277
Dividend income from affiliates	58,988,411	52,543,257	24,349,233	3,132,166

Total investment income	59,234,812	52,755,418	24,462,636	3,151,807

EXPENSES:
Distribution fees:
Class A	1,069,468	931,214	423,035	37,454
Class C	49,660	53,025	19,633	3,212
Class R2	471,336	455,925	251,344	10,777
Class R3	35,099	40,582	16,548	4,346
Service fees:
Class A	1,069,468	931,214	423,035	37,454
Class C	16,553	17,675	6,544	1,071
Class I	533,533	522,063	204,682	19,686
Class R2	235,668	227,963	125,672	5,388
Class R3	35,100	40,582	16,548	4,347
Class R4	27,040	34,041	9,580	1,905
Class R5	577,914	552,693	238,571	19,502
Custodian and accounting fees	5,581	5,656	6,875	11,606
Interest expense to affiliates	2,343	725	316	—
Professional fees	39,368	35,773	24,656	17,502
Trustees’ and Chief Compliance Officer’s fees	20,293	19,635	15,670	13,735
Printing and mailing costs	74,389	89,241	76,793	12,807
Registration and filing fees	84,505	80,980	63,357	65,270
Transfer agency fees (See Note 2.G.)	86,353	76,898	50,509	15,787
Other	56,178	39,989	22,506	3,936

Total expenses	4,489,849	4,155,874	1,995,874	285,785

Less fees waived	(573,483)	(507,365)	(240,724)	(29,598)
Less expense reimbursements	(267,307)	(270,285)	(208,947)	(128,260)

Net expenses	3,649,059	3,378,224	1,546,203	127,927

Net investment income (loss)	55,585,753	49,377,194	22,916,433	3,023,880

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	527,856	393,156	192,471	13,505
Investments in affiliates	170,342,833	148,297,748	30,644,481	(721,936)
Futures contracts	13,527,319	11,699,767	6,788,314	782,669
Foreign currency transactions	(74,388)	(66,462)	(3,739)	1,185

Net realized gain (loss)	184,323,620	160,324,209	37,621,527	75,423

Distributions of capital gains received from investment company affiliates	149,385,551	132,380,395	60,688,502	7,236,223

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(56,073)	(48,002)	(21,942)	(2,353)
Investments in affiliates	(79,540,380)	(66,390,921)	7,187,599	5,558,896
Futures contracts	1,342,266	350,074	(851,848)	(297,609)
Foreign currency translations	61,681	49,279	(10,246)	1,633

Change in net unrealized appreciation/depreciation	(78,192,506)	(66,039,570)	6,303,563	5,260,567

Net realized/unrealized gains (losses)	255,516,665	226,665,034	104,613,592	12,572,213

Change in net assets resulting from operations	$311,102,418	$276,042,228	$127,530,025	$15,596,093

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,005,564	$99,568,046	$84,163,502	$167,571,387
Net realized gain (loss)	212,867,063	58,639,967	380,540,304	101,026,589
Distributions of capital gains received from investment company affiliates	46,527,720	69,836,038	88,319,866	152,810,438
Change in net unrealized appreciation/depreciation	(183,353,705)	(34,170,123)	(315,642,495)	(82,650,586)

Change in net assets resulting from operations	124,046,642	193,873,928	237,381,177	338,757,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(104,697,113)	(55,801,933)	(156,203,727)	(83,792,070)
Class C	(2,814,237)	(1,300,440)	(4,139,399)	(1,728,274)
Class I	(44,992,623)	(23,552,371)	(80,000,116)	(42,966,914)
Class R2	(15,285,664)	(8,370,268)	(27,354,045)	(15,543,476)
Class R3	(2,754,050)	(937,211)	(6,471,174)	(1,446,895)
Class R4	(2,011,000)	(1,015,760)	(3,997,009)	(2,358,441)
Class R5	(99,129,139)	(63,597,289)	(202,729,513)	(132,089,737)
Class R6	(109,381,458)	(51,805,543)	(208,416,391)	(97,837,785)

Total distributions to shareholders	(381,065,284)	(206,380,815)	(689,311,374)	(377,763,592)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,305,780)	(596,993,904)	(37,948,890)	(916,523,634)

NET ASSETS:
Change in net assets	(285,324,422)	(609,500,791)	(489,879,087)	(955,529,398)
Beginning of period	3,331,131,567	3,940,632,358	5,803,221,190	6,758,750,588

End of period	$3,045,807,145	$3,331,131,567	$5,313,342,103	$5,803,221,190

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$107,503,504	$184,982,546	$116,547,589	$185,675,490
Net realized gain (loss)	472,357,144	29,697,859	680,902,735	54,175,479
Distributions of capital gains received from investment company affiliates	133,278,914	215,976,044	176,040,224	275,869,585
Change in net unrealized appreciation/depreciation	(349,905,368)	(4,892,708)	(527,637,329)	(53,461,504)

Change in net assets resulting from operations	363,234,194	425,763,741	445,853,219	462,259,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,331,178)	(88,500,458)	(247,523,782)	(103,690,040)
Class C	(3,778,722)	(1,705,598)	(5,067,611)	(1,755,743)
Class I	(84,083,172)	(43,330,034)	(119,094,685)	(49,658,890)
Class R2	(29,930,714)	(15,413,762)	(51,286,230)	(22,344,127)
Class R3	(5,386,691)	(1,855,007)	(10,888,250)	(1,923,193)
Class R4	(4,722,473)	(1,615,233)	(6,829,419)	(2,886,369)
Class R5	(224,643,002)	(136,184,467)	(317,178,467)	(155,186,129)
Class R6	(259,327,755)	(114,033,738)	(340,132,745)	(126,857,039)

Total distributions to shareholders	(788,203,707)	(402,638,297)	(1,098,001,189)	(464,301,530)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,569,929	(473,987,852)	334,331,073	(388,546,782)

NET ASSETS:
Change in net assets	(237,399,584)	(450,862,408)	(317,816,897)	(390,589,262)
Beginning of period	7,241,027,035	7,691,889,443	7,973,782,828	8,364,372,090

End of period	$7,003,627,451	$7,241,027,035	$7,655,965,931	$7,973,782,828

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,999,615	$133,572,701	$78,604,806	$122,748,927
Net realized gain (loss)	270,022,187	(27,105,756)	328,099,778	(15,337,701)
Distributions of capital gains received from investment company affiliates	181,425,730	233,969,690	196,388,765	254,201,912
Change in net unrealized appreciation/depreciation	(129,482,942)	(9,100,117)	(181,085,886)	(42,675,797)

Change in net assets resulting from operations	404,964,590	331,336,518	422,007,463	318,937,341

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(116,080,187)	(69,626,725)	(127,370,375)	(71,632,659)
Class C	(1,832,324)	(971,187)	(2,213,493)	(1,072,455)
Class I	(55,556,491)	(31,890,752)	(64,113,874)	(34,951,283)
Class R2	(24,179,092)	(14,332,472)	(26,251,216)	(15,381,559)
Class R3	(4,202,271)	(1,672,722)	(6,709,883)	(1,459,338)
Class R4	(4,106,673)	(1,675,607)	(3,970,500)	(2,010,497)
Class R5	(145,546,797)	(105,300,434)	(174,754,244)	(113,960,943)
Class R6	(184,718,906)	(100,602,284)	(195,039,412)	(101,313,681)

Total distributions to shareholders	(536,222,741)	(326,072,183)	(600,422,997)	(341,782,415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(60,823,561)	(225,229,334)	(79,352,204)	(213,226,164)

NET ASSETS:
Change in net assets	(192,081,712)	(219,964,999)	(257,767,738)	(236,071,238)
Beginning of period	6,222,819,688	6,442,784,687	6,139,375,672	6,375,446,910

End of period	$6,030,737,976	$6,222,819,688	$5,881,607,934	$6,139,375,672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,585,753	$82,554,279	$49,377,194	$72,491,602
Net realized gain (loss)	184,323,620	(38,519,365)	160,324,209	(38,236,150)
Distributions of capital gains received from investment company affiliates	149,385,551	183,737,712	132,380,395	158,653,739
Change in net unrealized appreciation/depreciation	(78,192,506)	(866,949)	(66,039,570)	9,498,870

Change in net assets resulting from operations	311,102,418	226,905,677	276,042,228	202,408,061

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(79,832,500)	(42,239,358)	(66,063,590)	(33,770,114)
Class C	(1,213,610)	(541,267)	(1,202,134)	(538,857)
Class I	(41,024,053)	(20,050,147)	(38,210,072)	(18,258,582)
Class R2	(17,049,872)	(8,870,590)	(15,845,125)	(7,831,234)
Class R3	(2,769,813)	(936,879)	(3,023,326)	(903,040)
Class R4	(2,128,997)	(644,686)	(1,911,471)	(1,183,953)
Class R5	(106,127,340)	(67,289,068)	(98,473,549)	(56,639,840)
Class R6	(134,012,366)	(69,683,535)	(102,488,139)	(53,623,002)

Total distributions to shareholders	(384,158,551)	(210,255,530)	(327,217,406)	(172,748,622)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(113,503,888)	20,163,151	(167,351,863)	143,266,106

NET ASSETS:
Change in net assets	(186,560,021)	36,813,298	(218,527,041)	172,925,545
Beginning of period	4,373,706,653	4,336,893,355	3,936,188,440	3,763,262,895

End of period	$4,187,146,632	$4,373,706,653	$3,717,661,399	$3,936,188,440

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,916,433	$30,900,532	$3,023,880	$2,303,762
Net realized gain (loss)	37,621,527	(17,030,836)	75,423	(1,404,743)
Distributions of capital gains received from investment company affiliates	60,688,502	66,276,592	7,236,223	4,574,643
Change in net unrealized appreciation/depreciation	6,303,563	14,365,327	5,260,567	3,529,064

Change in net assets resulting from operations	127,530,025	94,511,615	15,596,093	9,002,726

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,529,100)	(11,371,420)	(1,176,924)	(513,312)
Class C	(380,400)	(128,222)	(30,489)	(11,476)
Class I	(12,400,203)	(5,303,998)	(641,513)	(257,476)
Class R2	(6,949,408)	(3,148,658)	(166,546)	(70,723)
Class R3	(1,009,407)	(282,056)	(141,344)	(42,892)
Class R4	(595,733)	(205,701)	(41,126)	(26,575)
Class R5	(34,076,464)	(19,260,799)	(1,590,810)	(699,547)
Class R6	(40,375,699)	(21,932,142)	(4,057,899)	(1,673,286)

Total distributions to shareholders	(120,316,414)	(61,632,996)	(7,846,651)	(3,295,287)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(89,290,969)	286,177,820	47,022,377	88,672,306

NET ASSETS:
Change in net assets	(82,077,358)	319,056,439	54,771,819	94,379,745
Beginning of period	1,800,933,514	1,481,877,075	169,729,097	75,349,352

End of period	$1,718,856,156	$1,800,933,514	$224,500,916	$169,729,097

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$44,214,117	$108,047,342	$82,431,343	$208,655,630
Distributions reinvested	101,151,789	53,366,588	150,039,834	79,707,106
Cost of shares redeemed	(152,297,383)	(352,127,067)	(246,776,934)	(523,466,734)

Change in net assets resulting from Class A capital transactions	$(6,931,477)	$(190,713,137)	$(14,305,757)	$(235,103,998)

Class C
Proceeds from shares issued	$1,908,597	$3,136,489	$3,225,602	$4,169,488
Distributions reinvested	2,267,469	1,024,222	3,282,006	1,357,385
Cost of shares redeemed	(4,570,670)	(6,114,224)	(4,370,720)	(8,476,135)

Change in net assets resulting from Class C capital transactions	$(394,604)	$(1,953,513)	$2,136,888	$(2,949,262)

Class I
Proceeds from shares issued	$21,371,813	$43,210,841	$34,367,892	$84,576,297
Distributions reinvested	44,719,197	23,431,617	79,710,719	42,839,499
Cost of shares redeemed	(57,239,194)	(147,544,556)	(102,208,367)	(259,039,966)

Change in net assets resulting from Class I capital transactions	$8,851,816	$(80,902,098)	$11,870,244	$(131,624,170)

Class R2
Proceeds from shares issued	$10,075,703	$21,816,405	$17,192,388	$33,621,086
Distributions reinvested	14,299,277	7,504,670	25,517,206	14,196,890
Cost of shares redeemed	(30,220,721)	(80,802,745)	(50,380,522)	(146,019,148)

Change in net assets resulting from Class R2 capital transactions	$(5,845,741)	$(51,481,670)	$(7,670,928)	$(98,201,172)

Class R3
Proceeds from shares issued	$4,530,543	$13,408,484	$11,837,628	$32,972,156
Distributions reinvested	2,257,086	696,368	5,843,681	1,230,734
Cost of shares redeemed	(3,616,543)	(6,441,857)	(8,014,425)	(7,068,821)

Change in net assets resulting from Class R3 capital transactions	$3,171,086	$7,662,995	$9,666,884	$27,134,069

Class R4
Proceeds from shares issued	$4,064,928	$6,437,150	$7,829,129	$18,141,449
Distributions reinvested	2,011,000	1,015,760	3,997,009	2,358,440
Cost of shares redeemed	(7,117,013)	(6,431,512)	(17,591,009)	(15,112,453)

Change in net assets resulting from Class R4 capital transactions	$(1,041,085)	$1,021,398	$(5,764,871)	$5,387,436

Class R5
Proceeds from shares issued	$37,014,603	$140,783,988	$72,357,582	$247,088,318
Distributions reinvested	97,235,934	62,778,902	200,178,737	130,978,221
Cost of shares redeemed	(212,342,528)	(533,277,108)	(403,328,686)	(1,000,858,961)

Change in net assets resulting from Class R5 capital transactions	$(78,091,991)	$(329,714,218)	$(130,792,367)	$(622,792,422)

Class R6
Proceeds from shares issued	$138,884,824	$300,935,989	$214,022,830	$532,000,035
Distributions reinvested	101,016,606	48,492,274	194,819,442	92,246,479
Cost of shares redeemed	(187,925,214)	(300,341,924)	(311,931,255)	(482,620,629)

Change in net assets resulting from Class R6 capital transactions	$51,976,216	$49,086,339	$96,911,017	$141,625,885

Total change in net assets resulting from capital transactions	$(28,305,780)	$(596,993,904)	$(37,948,890)	$(916,523,634)

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,454,901	6,060,945	4,321,798	11,040,218
Reinvested	6,050,219	3,089,051	8,474,091	4,386,585
Redeemed	(8,423,747)	(19,766,746)	(12,820,957)	(27,775,666)

Change in Class A Shares	81,373	(10,616,750)	(25,068)	(12,348,863)

Class C
Issued	109,248	177,180	171,832	224,472
Reinvested	136,609	59,738	186,716	75,354
Redeemed	(254,793)	(344,766)	(232,381)	(450,619)

Change in Class C Shares	(8,936)	(107,848)	126,167	(150,793)

Class I
Issued	1,173,618	2,410,303	1,778,071	4,451,454
Reinvested	2,667,998	1,352,958	4,481,143	2,348,193
Redeemed	(3,180,929)	(8,248,225)	(5,318,500)	(13,698,302)

Change in Class I Shares	660,687	(4,484,964)	940,714	(6,898,655)

Class R2
Issued	557,921	1,229,125	903,307	1,789,348
Reinvested	858,863	436,698	1,447,687	786,281
Redeemed	(1,693,189)	(4,542,214)	(2,646,517)	(7,756,877)

Change in Class R2 Shares	(276,405)	(2,876,391)	(295,523)	(5,181,248)

Class R3
Issued	252,568	748,921	620,368	1,741,671
Reinvested	135,728	40,405	331,746	67,650
Redeemed	(201,072)	(366,818)	(416,521)	(376,277)

Change in Class R3 Shares	187,224	422,508	535,593	1,433,044

Class R4
Issued	223,073	361,252	405,645	965,809
Reinvested	120,127	58,733	225,016	129,532
Redeemed	(389,611)	(359,163)	(909,029)	(802,480)

Change in Class R4 Shares	(46,411)	60,822	(278,368)	292,861

Class R5
Issued	2,059,369	8,028,543	3,749,352	13,209,844
Reinvested	5,788,366	3,616,933	11,230,881	7,167,258
Redeemed	(11,629,854)	(29,919,369)	(20,862,178)	(52,961,853)

Change in Class R5 Shares	(3,782,119)	(18,273,893)	(5,881,945)	(32,584,751)

Class R6
Issued	7,664,226	16,858,346	11,089,633	28,054,759
Reinvested	6,011,663	2,791,349	10,927,139	5,039,558
Redeemed	(10,311,226)	(16,830,414)	(16,169,011)	(25,492,173)

Change in Class R6 Shares	3,364,663	2,819,281	5,847,761	7,602,144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$126,324,423	$269,369,323	$131,410,760	$304,809,011
Distributions reinvested	169,095,471	83,609,376	238,107,190	98,198,342
Cost of shares redeemed	(253,683,010)	(539,299,004)	(311,132,383)	(578,592,738)

Change in net assets resulting from Class A capital transactions	$41,736,884	$(186,320,305)	$58,385,567	$(175,585,385)

Class C
Proceeds from shares issued	$3,270,831	$5,137,630	$5,179,547	$6,783,276
Distributions reinvested	3,179,115	1,388,177	3,707,043	1,241,093
Cost of shares redeemed	(5,663,731)	(10,515,601)	(4,996,351)	(11,000,193)

Change in net assets resulting from Class C capital transactions	$786,215	$(3,989,794)	$3,890,239	$(2,975,824)

Class I
Proceeds from shares issued	$49,775,178	$123,275,797	$51,655,398	$131,724,026
Distributions reinvested	83,045,367	42,885,789	118,521,162	49,552,196
Cost of shares redeemed	(99,596,085)	(275,464,797)	(121,920,006)	(277,417,325)

Change in net assets resulting from Class I capital transactions	$33,224,460	$(109,303,211)	$48,256,554	$(96,141,103)

Class R2
Proceeds from shares issued	$24,302,956	$52,849,142	$30,248,003	$65,389,509
Distributions reinvested	27,605,067	13,495,220	47,819,861	20,227,224
Cost of shares redeemed	(53,515,026)	(143,355,907)	(71,496,643)	(189,146,195)

Change in net assets resulting from Class R2 capital transactions	$(1,607,003)	$(77,011,545)	$6,571,221	$(103,529,462)

Class R3
Proceeds from shares issued	$12,805,801	$25,174,785	$16,975,383	$44,442,314
Distributions reinvested	4,341,167	1,471,900	9,955,040	1,617,975
Cost of shares redeemed	(8,204,407)	(11,712,841)	(9,340,649)	(7,894,017)

Change in net assets resulting from Class R3 capital transactions	$8,942,561	$14,933,844	$17,589,774	$38,166,272

Class R4
Proceeds from shares issued	$7,155,676	$17,063,116	$9,749,838	$26,236,778
Distributions reinvested	4,722,473	1,615,233	6,829,419	2,886,369
Cost of shares redeemed	(3,224,330)	(6,102,434)	(25,920,465)	(9,808,147)

Change in net assets resulting from Class R4 capital transactions	$8,653,819	$12,575,915	$(9,341,208)	$19,315,000

Class R5
Proceeds from shares issued	$129,739,896	$381,084,890	$140,361,651	$401,936,216
Distributions reinvested	220,197,965	134,215,707	309,318,489	152,414,827
Cost of shares redeemed	(423,652,867)	(1,026,791,205)	(441,926,526)	(1,027,904,257)

Change in net assets resulting from Class R5 capital transactions	$(73,715,006)	$(511,490,608)	$7,753,614	$(473,553,214)

Class R6
Proceeds from shares issued	$320,115,745	$713,251,637	$336,586,027	$749,075,555
Distributions reinvested	239,988,584	106,546,910	315,789,054	119,008,164
Cost of shares redeemed	(390,556,330)	(433,180,695)	(451,149,769)	(462,326,785)

Change in net assets resulting from Class R6 capital transactions	$169,547,999	$386,617,852	$201,225,312	$405,756,934

Total change in net assets resulting from capital transactions	$187,569,929	$(473,987,852)	$334,331,073	$(388,546,782)

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	6,591,840	14,373,233	6,304,503	14,925,358
Reinvested	9,327,076	4,673,845	12,364,614	5,091,186
Redeemed	(13,224,929)	(28,836,237)	(14,857,697)	(28,370,688)

Change in Class A Shares	2,693,987	(9,789,159)	3,811,420	(8,354,144)

Class C
Issued	172,867	275,682	254,315	336,487
Reinvested	176,446	78,355	195,100	65,401
Redeemed	(295,193)	(563,562)	(241,825)	(544,716)

Change in Class C Shares	54,120	(209,525)	207,590	(142,828)

Class I
Issued	2,580,938	6,556,489	2,453,938	6,414,814
Reinvested	4,565,111	2,388,783	6,134,250	2,557,645
Redeemed	(5,164,860)	(14,755,473)	(5,861,531)	(13,590,964)

Change in Class I Shares	1,981,189	(5,810,201)	2,726,657	(4,618,505)

Class R2
Issued	1,275,444	2,829,065	1,462,790	3,218,050
Reinvested	1,530,805	759,985	2,497,473	1,057,361
Redeemed	(2,809,227)	(7,668,860)	(3,463,107)	(9,247,436)

Change in Class R2 Shares	(2,978)	(4,079,810)	497,156	(4,972,025)

Class R3
Issued	668,804	1,336,866	815,145	2,160,699
Reinvested	240,456	82,554	519,311	83,674
Redeemed	(428,539)	(626,784)	(450,267)	(388,274)

Change in Class R3 Shares	480,721	792,636	884,189	1,856,099

Class R4
Issued	371,636	911,487	466,424	1,275,805
Reinvested	260,339	90,080	353,844	149,160
Redeemed	(166,261)	(325,996)	(1,238,388)	(479,864)

Change in Class R4 Shares	465,714	675,571	(418,120)	945,101

Class R5
Issued	6,725,443	20,548,325	6,684,326	19,729,370
Reinvested	12,087,511	7,462,810	15,948,922	7,843,142
Redeemed	(21,922,086)	(54,816,707)	(21,007,676)	(50,245,721)

Change in Class R5 Shares	(3,109,132)	(26,805,572)	1,625,572	(22,673,209)

Class R6
Issued	16,561,692	37,947,797	16,039,298	36,403,413
Reinvested	13,169,173	5,910,986	16,284,598	6,112,798
Redeemed	(20,193,091)	(23,082,759)	(21,392,019)	(22,630,422)

Change in Class R6 Shares	9,537,774	20,776,024	10,931,877	19,885,789

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,167,606	$252,673,812	$103,056,824	$252,562,320
Distributions reinvested	111,314,585	65,686,844	122,294,851	67,715,604
Cost of shares redeemed	(226,151,213)	(443,193,298)	(256,150,756)	(420,412,035)

Change in net assets resulting from Class A capital transactions	$(8,669,022)	$(124,832,642)	$(30,799,081)	$(100,134,111)

Class C
Proceeds from shares issued	$2,195,629	$3,841,180	$2,336,598	$5,212,257
Distributions reinvested	1,291,834	652,236	1,599,433	715,308
Cost of shares redeemed	(3,618,757)	(6,153,076)	(3,312,144)	(7,509,786)

Change in net assets resulting from Class C capital transactions	$(131,294)	$(1,659,660)	$623,887	$(1,582,221)

Class I
Proceeds from shares issued	$41,152,227	$103,538,438	$46,932,254	$117,122,621
Distributions reinvested	55,192,135	31,726,119	63,959,192	34,898,384
Cost of shares redeemed	(63,886,427)	(208,855,440)	(85,961,691)	(233,235,335)

Change in net assets resulting from Class I capital transactions	$32,457,935	$(73,590,883)	$24,929,755	$(81,214,330)

Class R2
Proceeds from shares issued	$22,773,164	$54,318,853	$20,856,279	$55,273,968
Distributions reinvested	22,308,901	12,582,596	24,207,207	13,575,633
Cost of shares redeemed	(52,423,796)	(133,089,294)	(50,213,748)	(149,791,952)

Change in net assets resulting from Class R2 capital transactions	$(7,341,731)	$(66,187,845)	$(5,150,262)	$(80,942,351)

Class R3
Proceeds from shares issued	$11,547,123	$21,533,856	$17,044,109	$37,961,806
Distributions reinvested	3,399,695	1,381,305	6,077,136	1,231,728
Cost of shares redeemed	(5,339,141)	(9,415,185)	(9,009,496)	(5,968,843)

Change in net assets resulting from Class R3 capital transactions	$9,607,677	$13,499,976	$14,111,749	$33,224,691

Class R4
Proceeds from shares issued	$7,148,952	$15,921,910	$11,005,067	$17,565,931
Distributions reinvested	4,106,673	1,675,606	3,970,284	2,010,497
Cost of shares redeemed	(3,579,412)	(4,722,246)	(16,749,017)	(9,682,757)

Change in net assets resulting from Class R4 capital transactions	$7,676,213	$12,875,270	$(1,773,666)	$9,893,671

Class R5
Proceeds from shares issued	$107,570,637	$328,448,787	$112,517,437	$327,439,926
Distributions reinvested	140,768,387	102,890,750	168,726,913	111,153,305
Cost of shares redeemed	(335,189,681)	(811,379,196)	(330,952,952)	(792,200,623)

Change in net assets resulting from Class R5 capital transactions	$(86,850,657)	$(380,039,659)	$(49,708,602)	$(353,607,392)

Class R6
Proceeds from shares issued	$284,925,804	$646,466,741	$280,669,516	$634,543,087
Distributions reinvested	172,178,549	94,681,994	180,651,996	95,507,492
Cost of shares redeemed	(464,677,035)	(346,442,626)	(492,907,496)	(368,914,700)

Change in net assets resulting from Class R6 capital transactions	$(7,572,682)	$394,706,109	$(31,585,984)	$361,135,879

Total change in net assets resulting from capital transactions	$(60,823,561)	$(225,229,334)	$(79,352,204)	$(213,226,164)

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,184,539	12,744,366	4,665,812	11,789,756
Reinvested	5,571,390	3,531,538	5,725,166	3,403,403
Redeemed	(11,035,855)	(22,407,044)	(11,598,409)	(19,661,992)

Change in Class A Shares	(279,926)	(6,131,140)	(1,207,431)	(4,468,833)

Class C
Issued	108,592	196,057	108,020	248,812
Reinvested	65,358	35,643	76,185	36,779
Redeemed	(178,906)	(310,523)	(152,966)	(352,763)

Change in Class C Shares	(4,956)	(78,823)	31,239	(67,172)

Class I
Issued	1,993,929	5,191,984	2,107,042	5,440,822
Reinvested	2,745,930	1,692,869	2,981,604	1,745,164
Redeemed	(3,119,663)	(10,466,765)	(3,905,856)	(10,850,968)

Change in Class I Shares	1,620,196	(3,581,912)	1,182,790	(3,664,982)

Class R2
Issued	1,114,242	2,746,900	952,196	2,597,198
Reinvested	1,121,203	681,783	1,140,950	689,892
Redeemed	(2,574,850)	(6,723,406)	(2,291,080)	(6,982,757)

Change in Class R2 Shares	(339,405)	(3,294,723)	(197,934)	(3,695,667)

Class R3
Issued	568,547	1,076,411	778,803	1,764,147
Reinvested	170,944	74,597	285,605	61,873
Redeemed	(263,696)	(475,256)	(414,109)	(281,734)

Change in Class R3 Shares	475,795	675,752	650,299	1,544,286

Class R4
Issued	346,089	807,245	501,555	823,350
Reinvested	204,731	89,550	185,474	100,719
Redeemed	(172,404)	(236,368)	(767,602)	(450,037)

Change in Class R4 Shares	378,416	660,427	(80,573)	474,032

Class R5
Issued	5,199,040	16,641,094	5,055,532	15,291,881
Reinvested	6,993,045	5,483,911	7,842,845	5,537,815
Redeemed	(16,331,901)	(40,805,674)	(14,985,228)	(36,955,494)

Change in Class R5 Shares	(4,139,816)	(18,680,669)	(2,086,851)	(16,125,798)

Class R6
Issued	13,791,117	32,341,279	12,618,587	29,420,148
Reinvested	8,553,724	5,033,002	8,393,846	4,749,038
Redeemed	(22,568,210)	(17,391,613)	(22,193,896)	(17,174,401)

Change in Class R6 Shares	(223,369)	19,982,668	(1,181,463)	16,994,785

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$84,294,518	$199,168,930	$93,023,602	$210,071,519
Distributions reinvested	76,381,023	39,750,688	62,687,084	31,663,312
Cost of shares redeemed	(146,546,257)	(307,260,407)	(162,543,451)	(264,642,347)

Change in net assets resulting from Class A capital transactions	$14,129,284	$(68,340,789)	$(6,832,765)	$(22,907,516)

Class C
Proceeds from shares issued	$1,420,213	$2,838,771	$1,439,224	$3,306,801
Distributions reinvested	910,080	391,400	874,024	368,175
Cost of shares redeemed	(1,800,727)	(4,094,937)	(2,856,208)	(3,817,685)

Change in net assets resulting from Class C capital transactions	$529,566	$(864,766)	$(542,960)	$(142,709)

Class I
Proceeds from shares issued	$36,587,577	$92,110,486	$46,813,506	$114,486,438
Distributions reinvested	40,669,520	19,897,566	38,115,822	18,219,003
Cost of shares redeemed	(40,805,552)	(156,326,111)	(60,164,057)	(161,004,533)

Change in net assets resulting from Class I capital transactions	$36,451,545	$(44,318,059)	$24,765,271	$(28,299,092)

Class R2
Proceeds from shares issued	$20,142,909	$43,004,982	$19,854,311	$49,449,459
Distributions reinvested	15,781,562	7,811,680	14,873,210	6,908,449
Cost of shares redeemed	(38,667,189)	(91,171,593)	(38,586,566)	(82,731,219)

Change in net assets resulting from Class R2 capital transactions	$(2,742,718)	$(40,354,931)	$(3,859,045)	$(26,373,311)

Class R3
Proceeds from shares issued	$8,619,368	$14,066,900	$9,287,969	$16,918,336
Distributions reinvested	2,338,920	793,450	2,713,567	802,667
Cost of shares redeemed	(4,612,170)	(5,425,114)	(6,289,735)	(5,079,919)

Change in net assets resulting from Class R3 capital transactions	$6,346,118	$9,435,236	$5,711,801	$12,641,084

Class R4
Proceeds from shares issued	$5,437,763	$9,330,792	$6,293,092	$14,084,804
Distributions reinvested	2,128,997	644,686	1,911,471	1,183,952
Cost of shares redeemed	(1,956,532)	(2,419,433)	(17,906,987)	(6,622,535)

Change in net assets resulting from Class R4 capital transactions	$5,610,228	$7,556,045	$(9,702,424)	$8,646,221

Class R5
Proceeds from shares issued	$90,177,737	$275,652,775	$105,100,037	$279,892,279
Distributions reinvested	101,678,356	65,355,600	92,703,312	54,326,592
Cost of shares redeemed	(252,524,733)	(529,611,456)	(219,368,855)	(457,826,258)

Change in net assets resulting from Class R5 capital transactions	$(60,668,640)	$(188,603,081)	$(21,565,506)	$(123,607,387)

Class R6
Proceeds from shares issued	$229,067,916	$517,162,220	$199,978,341	$493,607,480
Distributions reinvested	123,118,328	65,323,773	92,061,306	49,480,344
Cost of shares redeemed	(465,345,515)	(236,832,497)	(447,365,882)	(219,779,008)

Change in net assets resulting from Class R6 capital transactions	$(113,159,271)	$345,653,496	$(155,326,235)	$323,308,816

Total change in net assets resulting from capital transactions	$(113,503,888)	$20,163,151	$(167,351,863)	$143,266,106

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,978,057	9,741,281	4,374,047	10,270,302
Reinvested	3,682,314	2,097,967	3,004,957	1,669,772
Redeemed	(6,913,737)	(15,094,505)	(7,665,169)	(12,963,652)

Change in Class A Shares	746,634	(3,255,257)	(286,165)	(1,023,578)

Class C
Issued	67,927	140,818	68,762	163,813
Reinvested	44,371	21,028	42,428	19,789
Redeemed	(86,226)	(199,276)	(136,353)	(188,367)

Change in Class C Shares	26,072	(37,430)	(25,163)	(4,765)

Class I
Issued	1,718,921	4,488,199	2,192,891	5,558,411
Reinvested	1,952,107	1,043,525	1,819,199	954,195
Redeemed	(1,932,013)	(7,590,561)	(2,840,228)	(7,836,373)

Change in Class I Shares	1,739,015	(2,058,837)	1,171,862	(1,323,767)

Class R2
Issued	956,729	2,110,820	939,055	2,429,988
Reinvested	764,514	416,534	716,720	368,217
Redeemed	(1,836,884)	(4,457,028)	(1,829,787)	(4,034,935)

Change in Class R2 Shares	(115,641)	(1,929,674)	(174,012)	(1,236,730)

Class R3
Issued	409,865	687,216	441,572	821,524
Reinvested	113,200	42,065	130,575	42,469
Redeemed	(219,344)	(268,345)	(299,038)	(250,131)

Change in Class R3 Shares	303,721	460,936	273,109	613,862

Class R4
Issued	256,340	456,099	296,354	689,009
Reinvested	102,438	33,856	91,389	62,097
Redeemed	(90,836)	(117,206)	(858,774)	(321,387)

Change in Class R4 Shares	267,942	372,749	(471,031)	429,719

Class R5
Issued	4,228,126	13,478,948	4,917,337	13,626,769
Reinvested	4,873,508	3,420,064	4,414,250	2,837,744
Redeemed	(11,958,618)	(25,819,496)	(10,354,627)	(22,277,100)

Change in Class R5 Shares	(2,856,984)	(8,920,484)	(1,023,040)	(5,812,587)

Class R6
Issued	10,732,579	25,094,551	9,354,506	23,920,368
Reinvested	5,901,226	3,411,615	4,381,612	2,577,122
Redeemed	(21,900,659)	(11,547,676)	(20,981,991)	(10,697,775)

Change in Class R6 Shares	(5,266,854)	16,958,490	(7,245,873)	15,799,715

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,477,790	$137,898,181	$12,305,900	$22,303,707
Distributions reinvested	23,089,285	10,454,588	1,163,334	509,021
Cost of shares redeemed	(75,641,213)	(124,470,282)	(6,878,375)	(9,740,313)

Change in net assets resulting from Class A capital transactions	$15,925,862	$23,882,487	$6,590,859	$13,072,415

Class C
Proceeds from shares issued	$908,061	$1,539,736	$157,651	$478,182
Distributions reinvested	346,583	111,620	30,489	11,476
Cost of shares redeemed	(537,910)	(1,065,470)	(48,568)	(97,756)

Change in net assets resulting from Class C capital transactions	$716,734	$585,886	$139,572	$391,902

Class I
Proceeds from shares issued	$27,199,187	$59,698,716	$7,094,487	$10,766,555
Distributions reinvested	12,377,484	5,295,662	641,513	257,451
Cost of shares redeemed	(17,835,954)	(68,197,707)	(3,135,076)	(4,861,036)

Change in net assets resulting from Class I capital transactions	$21,740,717	$(3,203,329)	$4,600,924	$6,162,970

Class R2
Proceeds from shares issued	$15,681,146	$36,045,343	$1,766,255	$2,522,351
Distributions reinvested	6,368,518	2,733,777	166,545	70,722
Cost of shares redeemed	(20,546,899)	(41,451,126)	(815,459)	(1,203,419)

Change in net assets resulting from Class R2 capital transactions	$1,502,765	$(2,672,006)	$1,117,341	$1,389,654

Class R3
Proceeds from shares issued	$5,250,618	$7,484,425	$1,470,768	$2,786,215
Distributions reinvested	923,910	251,082	133,193	37,202
Cost of shares redeemed	(3,004,636)	(2,205,906)	(933,063)	(576,886)

Change in net assets resulting from Class R3 capital transactions	$3,169,892	$5,529,601	$670,898	$2,246,531

Class R4
Proceeds from shares issued	$2,294,528	$4,235,207	$802,325	$1,793,762
Distributions reinvested	595,732	205,701	41,126	26,575
Cost of shares redeemed	(874,538)	(2,281,107)	(1,564,171)	(433,699)

Change in net assets resulting from Class R4 capital transactions	$2,015,722	$2,159,801	$(720,720)	$1,386,638

Class R5
Proceeds from shares issued	$73,921,878	$192,298,641	$15,352,321	$30,883,972
Distributions reinvested	33,756,843	19,063,505	1,578,806	695,717
Cost of shares redeemed	(121,041,942)	(193,269,620)	(8,321,822)	(14,517,883)

Change in net assets resulting from Class R5 capital transactions	$(13,363,221)	$18,092,526	$8,609,305	$17,061,806

Class R6
Proceeds from shares issued	$127,076,336	$322,464,869	$41,148,024	$62,484,077
Distributions reinvested	37,296,634	20,823,585	3,673,236	1,549,882
Cost of shares redeemed	(285,372,410)	(101,485,600)	(18,807,062)	(17,073,569)

Change in net assets resulting from Class R6 capital transactions	$(120,999,440)	$241,802,854	$26,014,198	$46,960,390

Total change in net assets resulting from capital transactions	$(89,290,969)	$286,177,820	$47,022,377	$88,672,306

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,852,187	6,003,806	667,676	1,279,049
Reinvested	964,069	490,221	61,556	31,311
Redeemed	(3,158,075)	(5,407,224)	(377,714)	(555,693)

Change in Class A Shares	658,181	1,086,803	351,518	754,667

Class C
Issued	38,020	67,770	8,558	27,934
Reinvested	14,575	5,322	1,617	722
Redeemed	(22,332)	(46,017)	(2,652)	(5,715)

Change in Class C Shares	30,263	27,075	7,523	22,941

Class I
Issued	1,130,975	2,595,276	384,905	616,068
Reinvested	515,582	246,835	33,894	15,726
Redeemed	(742,780)	(2,953,117)	(170,068)	(278,070)

Change in Class I Shares	903,777	(111,006)	248,731	353,724

Class R2
Issued	655,366	1,571,828	96,375	145,613
Reinvested	266,625	129,443	8,816	4,407
Redeemed	(856,783)	(1,807,626)	(44,611)	(70,797)

Change in Class R2 Shares	65,208	(106,355)	60,580	79,223

Class R3
Issued	221,176	325,524	79,663	158,154
Reinvested	38,704	11,805	7,045	2,281
Redeemed	(126,918)	(96,327)	(50,672)	(32,516)

Change in Class R3 Shares	132,962	241,002	36,036	127,919

Class R4
Issued	95,308	185,428	43,867	102,920
Reinvested	24,857	9,605	2,179	1,621
Redeemed	(35,785)	(99,033)	(87,119)	(24,416)

Change in Class R4 Shares	84,380	96,000	(41,073)	80,125

Class R5
Issued	3,069,759	8,365,749	832,593	1,769,862
Reinvested	1,405,057	887,370	83,440	42,404
Redeemed	(5,075,737)	(8,378,136)	(458,387)	(829,488)

Change in Class R5 Shares	(600,921)	874,983	457,646	982,778

Class R6
Issued	5,265,912	13,949,760	2,228,269	3,573,818
Reinvested	1,551,243	966,006	193,859	94,154
Redeemed	(11,929,385)	(4,404,258)	(1,028,113)	(987,926)

Change in Class R6 Shares	(5,112,230)	10,511,508	1,394,015	2,680,046

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$18.14	$0.27		$0.45		$0.72	$(0.27)	$(2.02)	$(2.29)
Year Ended June 30, 2019	18.19	0.47		0.49		0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35		0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83		1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)		0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	—	(i)	0.32	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.07	0.20		0.46		0.66	(0.22)	(2.02)	(2.24)
Year Ended June 30, 2019	18.12	0.35		0.50		0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36		0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83		1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)		0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	—	(i)	0.20	(0.33)	—	(0.33)

Class I
Six Months Ended December 31, 2019 (Unaudited)	18.18	0.28		0.44		0.72	(0.28)	(2.02)	(2.30)
Year Ended June 30, 2019	18.22	0.49		0.50		0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34		0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84		1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)		0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	—	(i)	0.34	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	18.11	0.22		0.45		0.67	(0.23)	(2.02)	(2.25)
Year Ended June 30, 2019	18.15	0.39		0.50		0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34		0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83		1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)		0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	—	(i)	0.28	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$16.57	4.02%	$835,902,349	0.31%	2.90%		0.53%	28%
18.14	5.65	913,902,552	0.31	2.62		0.53	22
18.19	4.02	1,109,061,789	0.30	2.07		0.53	23
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56	21
17.30	0.81	619,792,804	0.28	1.86		0.58	29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58	10

16.49	3.67	22,856,993	0.94	2.24		1.03	28
18.07	5.02	25,210,634	0.94	2.00		1.02	22
18.12	3.34	27,229,447	0.94	1.36		1.02	23
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05	21
17.23	0.16	24,969,601	0.94	1.22		1.08	29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09	10

16.60	4.02	355,110,270	0.19	3.03		0.26	28
18.18	5.83	376,750,999	0.19	2.74		0.27	22
18.22	4.13	459,287,905	0.19	2.18		0.26	23
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30	21
17.33	0.90	298,322,644	0.18	1.97		0.32	29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34	10

16.53	3.75	119,355,215	0.75	2.45		0.77	28
18.11	5.24	135,757,596	0.75	2.17		0.77	22
18.15	3.55	188,265,741	0.75	1.62		0.77	23
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84	21
17.26	0.50	110,807,390	0.53	1.61		0.87	29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$18.08	$0.25		$0.45	$0.70	$(0.26)	$(2.02)	$(2.28)
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	18.15	0.26		0.46	0.72	(0.28)	(2.02)	(2.30)
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	18.21	0.28		0.46	0.74	(0.29)	(2.02)	(2.31)
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	— (i)	0.36	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	18.21	0.30		0.45	0.75	(0.30)	(2.02)	(2.32)
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements earnings credits (g)		Portfolio turnover rate (d)

$16.50	3.89%	$22,145,617	0.50%	2.75%		0.52%		28%
18.08	5.51	20,881,718	0.50	2.51		0.52		22
18.13	3.80	13,281,928	0.50	2.06		0.53		23
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

16.57	4.00	15,967,759	0.25	2.88		0.27		28
18.15	5.78	18,329,270	0.25	2.70		0.26		22
18.19	4.00	17,265,638	0.25	2.71		0.37		23
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

16.64	4.12	793,851,653	0.10	3.08		0.11		28
18.21	5.91	937,765,072	0.10	2.80		0.12		22
18.25	4.21	1,273,234,250	0.10	2.25		0.11		23
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10

16.64	4.17	880,617,289	0.00	3.24		0.01		28
18.21	6.02	902,533,726	0.00	2.95		0.02		22
18.25	4.32	853,005,660	0.00	2.44		0.01		23
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$19.25	$0.28		$0.54	$0.82	$(0.28)	$(2.23)	$(2.51)
Year Ended June 30, 2019	19.34	0.47		0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)

Class C
Six Months Ended December 31, 2019 (Unaudited)	19.16	0.22		0.55	0.77	(0.23)	(2.23)	(2.46)
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.32	0.29		0.55	0.84	(0.30)	(2.23)	(2.53)
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	19.19	0.24		0.55	0.79	(0.25)	(2.23)	(2.48)
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.56	4.39%	$1,212,380,795	0.36%	2.86%		0.52%	29%
19.25	5.74	1,329,583,241	0.36	2.49		0.52	23
19.34	5.24	1,575,072,478	0.34	1.97		0.52	23
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54	20
17.95	0.22	1,574,360,821	0.30	1.82		0.57	19
18.50	3.23	1,413,064,773	0.28	1.80	(h)	0.56	8

17.47	4.10	32,032,074	0.97	2.29		1.03	29
19.16	5.08	32,725,145	0.96	1.87		1.02	23
19.26	4.60	35,803,238	0.96	1.31		1.02	23
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06	20
17.87	(0.43)	55,337,034	0.95	1.17		1.08	19
18.42	2.50	56,200,731	0.93	1.15	(h)	1.08	8

17.63	4.44	616,262,217	0.21	3.02		0.26	29
19.32	5.88	657,041,783	0.21	2.64		0.27	23
19.41	5.41	794,081,821	0.21	2.11		0.26	23
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29	20
18.00	0.31	943,672,820	0.20	1.92		0.31	19
18.55	3.26	964,095,152	0.18	1.91	(h)	0.30	8

17.50	4.20	209,291,720	0.75	2.47		0.77	29
19.19	5.27	235,221,749	0.75	2.08		0.77	23
19.29	4.82	336,321,252	0.75	1.57		0.76	23
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81	20
17.90	(0.02)	383,079,281	0.55	1.57		0.83	19
18.45	2.94	303,004,617	0.53	1.55	(h)	0.83	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$19.17	$0.27		$0.54	$0.81	$(0.27)	$(2.23)	$(2.50)
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	19.28	0.28		0.56	0.84	(0.30)	(2.23)	(2.53)
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	19.34	0.30		0.56	0.86	(0.31)	(2.23)	(2.54)
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.34	0.32		0.55	0.87	(0.32)	(2.23)	(2.55)
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.48	4.34%	$51,253,843	0.50%	2.81%		0.52%		29%
19.17	5.51	45,957,172	0.50	2.45		0.52		23
19.29	5.10	18,587,787	0.50	1.90		0.52		23
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

17.59	4.44	30,935,451	0.25	2.88		0.26		29
19.28	5.86	39,274,910	0.25	2.65		0.26		23
19.37	5.31	33,798,436	0.25	2.26		0.29		23
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

17.66	4.55	1,553,329,111	0.10	3.10		0.11		29
19.34	5.99	1,815,333,487	0.10	2.73		0.11		23
19.43	5.52	2,456,985,179	0.10	2.19		0.11		23
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(h)	0.15		8

17.66	4.60	1,607,856,892	0.00	3.26		0.01		29
19.34	6.04	1,648,083,703	0.00	2.87		0.01		23
19.44	5.63	1,508,100,397	0.00	2.39		0.01		23
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$19.22	$0.28		$0.72	$1.00	$(0.28)	$(1.93)	$(2.21)
Year Ended June 30, 2019	19.18	0.43		0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)

Class C
Six Months Ended December 31, 2019 (Unaudited)	19.15	0.21		0.73	0.94	(0.23)	(1.93)	(2.16)
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)

Class I
Six Months Ended December 31, 2019 (Unaudited)	19.27	0.29		0.73	1.02	(0.30)	(1.93)	(2.23)
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	19.15	0.24		0.72	0.96	(0.25)	(1.93)	(2.18)
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.01	5.30%	$1,564,841,121	0.39%	2.85%		0.52%	34%
19.22	5.80	1,618,745,001	0.38	2.28		0.52	24
19.18	6.33	1,802,572,445	0.36	1.78		0.52	26
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54	16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56	17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56	8

17.93	4.96	34,489,886	0.98	2.22		1.03	34
19.15	5.20	35,802,142	0.97	1.69		1.02	24
19.11	5.65	39,725,390	0.97	1.13		1.03	26
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05	16
17.24	(1.30)	53,254,672	0.96	0.99		1.09	17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08	8

18.06	5.37	748,719,834	0.23	3.00		0.26	34
19.27	6.01	760,816,568	0.22	2.45		0.26	24
19.22	6.47	870,553,845	0.22	1.93		0.26	26
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29	16
17.34	(0.55)	855,591,284	0.21	1.75		0.31	17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31	8

17.93	5.09	264,856,134	0.75	2.47		0.77	34
19.15	5.42	282,956,272	0.75	1.90		0.77	24
19.11	5.89	360,269,761	0.75	1.39		0.76	26
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81	16
17.25	(0.88)	345,519,188	0.56	1.41		0.84	17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$19.16	$0.27		$0.71	$0.98	$(0.27)	$(1.93)	$(2.20)
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	19.22	0.30		0.72	1.02	(0.30)	(1.93)	(2.23)
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	19.29	0.30		0.73	1.03	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.29	0.32		0.72	1.04	(0.32)	(1.93)	(2.25)
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursementsand earnings credits (g)		Portfolio turnover rate (d)

$17.94	5.22%	$47,815,651	0.50%	2.81%		0.52%		34%
19.16	5.72	41,862,334	0.50	2.21		0.52		24
19.12	6.15	26,624,257	0.50	1.83		0.52		26
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

18.01	5.38	42,360,937	0.25	3.05		0.27		34
19.22	5.95	36,267,323	0.25	2.47		0.26		24
19.18	6.39	23,227,536	0.25	2.33		0.27		26
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

18.08	5.43	1,990,388,211	0.10	3.10		0.11		34
19.29	6.13	2,183,768,336	0.10	2.54		0.11		24
19.24	6.59	2,693,856,623	0.10	2.02		0.11		26
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8

18.08	5.48	2,310,155,677	0.00	3.28		0.01		34
19.29	6.24	2,280,809,059	0.00	2.68		0.01		24
19.24	6.64	1,875,059,586	0.00	2.20		0.01		26
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$21.00	$0.30		$0.94	$1.24	$(0.30)	$(2.81)	$(3.11)
Year Ended June 30, 2019	21.03	0.43		0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.80	0.24		0.92	1.16	(0.24)	(2.81)	(3.05)
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)

Class I
Six Months Ended December 31, 2019 (Unaudited)	21.06	0.32		0.94	1.26	(0.32)	(2.81)	(3.13)
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	20.92	0.26		0.94	1.20	(0.27)	(2.81)	(3.08)
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.13	6.01%	$1,728,761,106	0.39%	2.83%		0.52%	35%
21.00	5.82	1,817,991,315	0.38	2.09		0.52	19
21.03	7.74	1,996,352,162	0.36	1.61		0.52	30
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55	26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58	22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57	10

18.91	5.67	35,393,019	0.98	2.28		1.04	35
20.80	5.21	34,611,510	0.97	1.48		1.02	19
20.84	7.10	37,658,447	0.97	0.95		1.03	30
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07	26
18.29	(2.36)	47,960,623	0.96	0.87		1.11	22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10	10

19.19	6.08	820,316,975	0.23	2.99		0.26	35
21.06	6.02	842,816,953	0.22	2.25		0.26	19
21.08	7.87	941,297,953	0.22	1.76		0.26	30
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30	26
18.49	(1.62)	997,683,619	0.21	1.63		0.32	22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32	10

19.04	5.80	352,103,350	0.75	2.46		0.77	35
20.92	5.39	376,463,963	0.75	1.70		0.77	19
20.96	7.35	481,235,818	0.75	1.22		0.76	30
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82	26
18.39	(1.95)	444,975,463	0.56	1.28		0.84	22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$20.94	$0.30		$0.92	$1.22	$(0.29)	$(2.81)	$(3.10)
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	21.02	0.29		0.97	1.26	(0.32)	(2.81)	(3.13)
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	21.11	0.33		0.95	1.28	(0.33)	(2.81)	(3.14)
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	21.11	0.35		0.93	1.28	(0.34)	(2.81)	(3.15)
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.06	5.94%	$76,479,519	0.50%	2.85%		0.51%		35%
20.94	5.72	65,515,408	0.50	2.04		0.52		19
20.98	7.57	26,713,668	0.50	1.54		0.52		30
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

19.15	6.08	47,851,365	0.25	2.74		0.26		35
21.02	5.97	61,312,721	0.25	2.26		0.26		19
21.05	7.90	41,512,978	0.25	1.81		0.29		30
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

19.25	6.17	2,208,112,880	0.10	3.10		0.11		35
21.11	6.09	2,387,636,631	0.10	2.36		0.11		19
21.14	8.03	2,869,582,896	0.10	1.86		0.11		30
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10

19.24	6.17	2,386,947,717	0.00	3.27		0.01		35
21.11	6.24	2,387,434,327	0.00	2.48		0.01		19
21.13	8.14	1,970,018,168	0.00	2.02		0.01		30
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$20.40	$0.27		$1.15	$1.42	$(0.29)	$(1.60)	$(1.89)
Year Ended June 30, 2019	20.43	0.38		0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.23	0.20		1.14	1.34	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)

Class I
Six Months Ended December 31, 2019 (Unaudited)	20.51	0.29		1.15	1.44	(0.31)	(1.60)	(1.91)
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	20.34	0.23		1.14	1.37	(0.25)	(1.60)	(1.85)
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.93	7.05%	$1,313,217,643	0.40%	2.58%		0.52%	38%
20.40	5.27	1,350,106,625	0.39	1.91		0.52	15
20.43	8.18	1,477,096,112	0.37	1.46		0.52	28
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56	22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59	17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58	10

19.74	6.71	21,339,312	0.98	1.99		1.05	38
20.23	4.71	21,966,918	0.97	1.32		1.03	15
20.26	7.48	23,602,339	0.97	0.82		1.04	28
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08	22
17.45	(3.08)	30,327,423	0.96	0.73		1.08	17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07	10

20.04	7.10	623,700,840	0.23	2.78		0.26	38
20.51	5.47	604,947,389	0.22	2.08		0.27	15
20.53	8.35	679,085,746	0.22	1.63		0.26	28
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30	22
17.67	(2.30)	655,304,993	0.21	1.52		0.33	17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33	10

19.86	6.84	270,426,370	0.75	2.21		0.77	38
20.34	4.89	283,851,505	0.75	1.53		0.77	15
20.37	7.74	351,337,033	0.75	1.08		0.76	28
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83	22
17.54	(2.64)	292,087,846	0.56	1.18		0.86	17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$20.32	$0.27		$1.13	$1.40	$(0.28)	$(1.60)	$(1.88)
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	20.47	0.29		1.14	1.43	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	20.53	0.29		1.16	1.45	(0.32)	(1.60)	(1.92)
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.53	0.31		1.15	1.46	(0.33)	(1.60)	(1.93)
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.84	6.99%	$47,922,622	0.50%	2.63%		0.52%		38%
20.32	5.14	39,417,258	0.50	1.85		0.52		15
20.36	8.05	25,728,124	0.50	1.54		0.52		28
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

20.00	7.10	46,978,970	0.25	2.82		0.26		38
20.47	5.41	40,332,104	0.25	2.07		0.26		15
20.50	8.33	26,844,718	0.25	1.79		0.29		28
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

20.06	7.16	1,629,193,365	0.10	2.84		0.11		38
20.53	5.64	1,751,724,155	0.10	2.20		0.11		15
20.54	8.41	2,137,154,842	0.10	1.72		0.11		28
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10

20.06	7.21	2,077,958,854	0.00	3.02		0.01		38
20.53	5.70	2,130,473,734	0.00	2.30		0.02		15
20.55	8.58	1,721,935,773	0.00	1.86		0.01		28
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$22.03	$0.28		$1.36	$1.64	$(0.30)	$(2.05)	$(2.35)
Year Ended June 30, 2019	22.17	0.38		0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)

Class C
Six Months Ended December 31, 2019 (Unaudited)	21.72	0.21		1.34	1.55	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)

Class I
Six Months Ended December 31, 2019 (Unaudited)	22.10	0.30		1.37	1.67	(0.32)	(2.05)	(2.37)
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.92	0.23		1.35	1.58	(0.26)	(2.05)	(2.31)
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$21.32	7.57%	$1,256,015,472	0.40%	2.47%		0.52%	36%
22.03	5.15	1,324,588,409	0.39	1.76		0.52	14
22.17	8.91	1,431,800,489	0.37	1.35		0.52	29
21.18	15.94	1,405,514,153	0.32	1.56	(h)	0.58	24
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62	16
19.96	4.36	1,032,320,891	0.29	1.36	(h)	0.61	10

20.98	7.24	22,019,320	0.98	1.93		1.06	36
21.72	4.59	22,117,371	0.97	1.17		1.03	14
21.87	8.25	23,744,477	0.97	0.69		1.04	29
20.91	15.18	28,920,492	0.97	0.94	(h)	1.11	24
18.54	(3.64)	29,275,269	0.96	0.65		1.16	16
19.76	3.71	34,874,908	0.94	0.71	(h)	1.15	10

21.40	7.68	622,091,354	0.23	2.68		0.26	36
22.10	5.36	616,460,578	0.22	1.93		0.27	14
22.23	9.05	701,619,190	0.22	1.51		0.26	29
21.24	16.05	738,939,812	0.22	1.67	(h)	0.32	24
18.82	(2.87)	698,514,780	0.21	1.41		0.36	16
20.01	4.44	685,404,675	0.19	1.49	(h)	0.35	10

21.19	7.33	256,071,187	0.75	2.11		0.77	36
21.92	4.79	269,143,206	0.75	1.38		0.77	14
22.06	8.50	352,347,719	0.75	0.97		0.77	29
21.08	15.62	358,746,400	0.62	1.28	(h)	0.85	24
18.68	(3.22)	303,226,134	0.56	1.05		0.90	16
19.88	4.09	233,012,841	0.54	1.11	(h)	0.88	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$21.96	$0.28		$1.34	$1.62	$(0.29)	$(2.05)	$(2.34)
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	22.06	0.28		1.38	1.66	(0.32)	(2.05)	(2.37)
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	22.16	0.31		1.38	1.69	(0.34)	(2.05)	(2.39)
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	22.16	0.33		1.37	1.70	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$21.24	7.50%	$66,455,927	0.50%	2.53%		0.52%		36%
21.96	5.02	54,427,818	0.50	1.72		0.52		14
22.12	8.77	20,649,630	0.50	1.26		0.52		29
21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

21.35	7.64	39,697,249	0.25	2.47		0.26		36
22.06	5.36	42,791,845	0.25	1.91		0.26		14
22.19	9.04	32,537,841	0.25	1.34		0.28		29
21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

21.46	7.72	1,701,747,045	0.10	2.77		0.11		36
22.16	5.48	1,803,566,302	0.10	2.06		0.12		14
22.29	9.20	2,173,497,464	0.10	1.62		0.11		29
21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(h)	0.18		10

21.46	7.77	1,917,510,380	0.00	2.94		0.01		36
22.16	5.58	2,006,280,143	0.00	2.16		0.02		14
22.29	9.31	1,639,250,100	0.00	1.71		0.01		29
21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$21.10	$0.27		$1.37	$1.64	$(0.29)	$(1.74)	$(2.03)
Year Ended June 30, 2019	21.09	0.35		0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.91	0.20		1.36	1.56	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)

Class I
Six Months Ended December 31, 2019 (Unaudited)	21.18	0.29		1.38	1.67	(0.31)	(1.74)	(2.05)
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.02	0.23		1.38	1.61	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$20.71	7.90%	$878,708,625	0.40%	2.52%		0.53%	40%
21.10	5.17	879,443,823	0.39	1.70		0.52	16
21.09	9.03	947,727,109	0.37	1.29		0.53	26
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60	20
17.78	(2.99)	727,577,511	0.31	1.32		0.66	13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64	9

20.50	7.58	13,670,876	0.98	1.94		1.07	40
20.91	4.58	13,397,954	0.97	1.07		1.04	16
20.92	8.38	14,190,431	0.97	0.65		1.06	26
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12	20
17.66	(3.60)	17,320,818	0.96	0.66		1.21	13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18	9

20.80	8.01	445,367,343	0.23	2.73		0.27	40
21.18	5.32	416,711,741	0.22	1.84		0.27	16
21.17	9.20	460,023,964	0.22	1.47		0.27	26
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34	20
17.84	(2.89)	408,473,526	0.21	1.40		0.39	13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40	9

20.63	7.75	186,005,652	0.75	2.13		0.77	40
21.02	4.75	192,012,743	0.75	1.32		0.77	16
21.02	8.65	232,507,653	0.75	0.92		0.77	26
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88	20
17.72	(3.25)	182,691,218	0.56	1.06		0.94	13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$21.03	$0.27		$1.36	$1.63	$(0.29)	$(1.74)	$(2.03)
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	21.13	0.30		1.37	1.67	(0.31)	(1.74)	(2.05)
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	21.20	0.30		1.38	1.68	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	21.20	0.32		1.38	1.70	(0.34)	(1.74)	(2.08)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$20.63	7.84%	$30,705,205	0.50%	2.56%		0.52%		40%
21.03	5.05	24,908,060	0.50	1.61		0.53		16
21.03	8.90	15,214,881	0.50	1.30		0.53		26
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

20.75	8.02	23,884,166	0.25	2.77		0.27		40
21.13	5.28	18,666,293	0.25	1.81		0.27		16
21.13	9.20	10,785,466	0.25	1.56		0.30		26
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

20.82	8.06	1,148,787,852	0.10	2.76		0.12		40
21.20	5.45	1,230,281,177	0.10	1.99		0.12		16
21.19	9.32	1,418,443,837	0.10	1.58		0.11		26
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9

20.82	8.12	1,460,016,913	0.00	2.95		0.02		40
21.20	5.60	1,598,284,862	0.00	2.08		0.02		16
21.18	9.44	1,238,000,014	0.00	1.65		0.02		26
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$21.14	$0.27		$1.37	$1.64	$(0.29)	$(1.66)	$(1.95)
Year Ended June 30, 2019	21.06	0.35		0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)

Class C
Six Months Ended December 31, 2019 (Unaudited)	20.92	0.20		1.37	1.57	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)

Class I
Six Months Ended December 31, 2019 (Unaudited)	21.22	0.29		1.38	1.67	(0.31)	(1.66)	(1.97)
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.05	0.23		1.38	1.61	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$20.83	7.89%	$759,223,150	0.40%	2.50%		0.53%	39%
21.14	5.17	776,437,404	0.39	1.70		0.53	15
21.06	9.04	795,190,985	0.37	1.30		0.53	25
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9

20.60	7.63	13,804,725	0.98	1.87		1.07	39
20.92	4.54	14,549,127	0.97	1.11		1.05	15
20.87	8.41	14,611,958	0.97	0.68		1.07	25
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9

20.92	8.00	431,364,125	0.23	2.71		0.27	39
21.22	5.33	412,674,586	0.22	1.84		0.27	15
21.14	9.27	439,080,148	0.22	1.48		0.27	25
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9

20.74	7.75	179,600,576	0.75	2.13		0.77	39
21.05	4.76	185,990,448	0.75	1.33		0.77	15
20.98	8.66	211,291,468	0.75	0.92		0.77	25
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$21.07	$0.27		$1.37	$1.64	$(0.29)	$(1.66)	$(1.95)
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	21.18	0.24		1.43	1.67	(0.31)	(1.66)	(1.97)
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	21.25	0.30		1.40	1.70	(0.33)	(1.66)	(1.99)
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	21.26	0.32		1.39	1.71	(0.34)	(1.66)	(2.00)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$20.76	7.88%	$34,851,181	0.50%	2.52%		0.52%	39%
21.07	5.06	29,623,900	0.50	1.58		0.53	15
21.00	8.91	16,637,159	0.50	1.21		0.52	25
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

20.88	8.01	21,819,476	0.25	2.21		0.27	39
21.18	5.27	32,116,520	0.25	1.82		0.27	15
21.11	9.19	22,929,527	0.25	1.14		0.28	25
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

20.96	8.10	1,114,126,051	0.10	2.79		0.12	39
21.25	5.45	1,151,555,482	0.10	1.99		0.12	15
21.17	9.39	1,270,105,387	0.10	1.61		0.12	25
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9

20.97	8.15	1,162,872,115	0.00	2.93		0.02	39
21.26	5.55	1,333,240,973	0.00	2.09		0.02	15
21.18	9.49	993,416,263	0.00	1.60		0.02	25
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$23.80	$0.31		$1.57	$1.88	$(0.34)	$(1.41)	$(1.75)
Year Ended June 30, 2019	23.52	0.39		0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)

Class C
Six Months Ended December 31, 2019 (Unaudited)	23.66	0.25		1.55	1.80	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)

Class I
Six Months Ended December 31, 2019 (Unaudited)	23.84	0.34		1.57	1.91	(0.36)	(1.41)	(1.77)
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.75	0.26		1.58	1.84	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$23.93	7.97%	$355,420,068	0.40%	2.60%		0.54%	45%
23.80	5.17	337,832,071	0.39	1.70		0.54	11
23.52	9.01	308,277,730	0.37	1.30		0.55	21
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11

23.78	7.69	5,636,587	0.98	2.09		1.15	45
23.66	4.56	4,893,512	0.97	1.06		1.09	11
23.40	8.36	4,205,680	0.97	0.70		1.17	21
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11

23.98	8.09	175,542,989	0.23	2.82		0.28	45
23.84	5.33	153,011,303	0.22	1.81		0.28	11
23.56	9.20	153,796,582	0.22	1.49		0.28	21
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11

23.88	7.81	100,785,992	0.75	2.17		0.79	45
23.75	4.80	98,713,703	0.75	1.33		0.79	11
23.47	8.57	100,046,192	0.75	0.92		0.79	21
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund (continued)
Class R3
Six Months Ended December 31, 2019 (Unaudited)	$23.73	$0.32		$1.54	$1.86	$(0.33)	$(1.41)	$(1.74)
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	23.81	0.35		1.55	1.90	(0.36)	(1.41)	(1.77)
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.86	0.34		1.58	1.92	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.87	0.36		1.58	1.94	(0.39)	(1.41)	(1.80)
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$23.85	7.91%	$14,709,882	0.50%	2.62%		0.54%	45%
23.73	5.06	11,479,377	0.50	1.58		0.55	11
23.46	8.86	5,694,053	0.50	1.24		0.57	21
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

23.94	8.05	8,713,871	0.25	2.88		0.28	45
23.81	5.33	6,657,340	0.25	1.89		0.29	11
23.53	9.12	4,320,091	0.25	1.21		0.33	21
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

24.00	8.15	481,387,606	0.10	2.82		0.13	45
23.86	5.46	492,993,517	0.10	2.00		0.13	11
23.58	9.32	466,450,172	0.10	1.62		0.13	21
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11

24.01	8.20	576,659,161	0.00	2.96		0.03	45
23.87	5.60	695,352,691	0.00	2.09		0.03	11
23.58	9.37	439,086,575	0.00	1.62		0.04	21
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2060 Fund
Class A
Six Months Ended December 31, 2019 (Unaudited)	$18.17	$0.27		$1.16	$1.43	$(0.27)	$(0.40)	$(0.67)
Year Ended June 30, 2019	17.74	0.30		0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2019 (Unaudited)	18.11	0.21		1.16	1.37	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Six Months Ended December 31, 2019 (Unaudited)	18.20	0.29		1.15	1.44	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	18.16	0.24		1.15	1.39	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	18.17	0.27		1.15	1.42	(0.26)	(0.40)	(0.66)
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	18.20	0.20		1.23	1.43	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	18.20	0.29		1.17	1.46	(0.30)	(0.40)	(0.70)
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	18.22	0.31		1.15	1.46	(0.30)	(0.40)	(0.70)
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$18.93	7.93%	$34,979,341	0.40%	2.88%		0.68%	37%
18.17	5.27	27,198,378	0.39	1.71		0.67	12
17.74	9.14	13,161,164	0.38	1.31		1.27	39
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

18.86	7.59	954,280	0.98	2.25		1.22	37
18.11	4.65	780,200	0.97	0.99		1.25	12
17.70	8.45	356,274	0.97	0.58		1.90	39
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

18.96	8.00	18,545,276	0.23	3.11		0.39	37
18.20	5.48	13,276,747	0.22	1.88		0.39	12
17.76	9.24	6,672,939	0.22	1.42		0.94	39
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

18.91	7.70	5,119,162	0.75	2.60		0.97	37
18.16	4.91	3,816,144	0.75	1.38		0.91	12
17.73	8.69	2,321,033	0.75	0.78		1.50	39
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

18.93	7.88	4,182,216	0.50	2.91		0.68	37
18.17	5.18	3,361,205	0.50	1.58		0.71	12
17.74	8.93	1,011,833	0.50	1.16		1.40	39
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

18.95	7.93	1,114,609	0.25	2.21		0.41	37
18.20	5.47	1,817,531	0.25	1.87		0.41	12
17.76	9.20	350,814	0.25	1.54		1.15	39
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

18.96	8.06	45,238,763	0.10	3.18		0.24	37
18.20	5.60	35,099,983	0.10	1.99		0.23	12
17.76	9.37	16,799,266	0.10	1.51		0.79	39
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

18.98	8.10	114,367,269	0.00	3.36		0.14	37
18.22	5.69	84,378,909	0.00	2.12		0.13	12
17.78	9.52	34,676,029	0.00	1.56		0.67	39
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,040,638,938	$14,760,903	$—	$3,055,399,841

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,752,450	$94,767	$—	$4,847,217

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,626,715)	$(412,659)	$—	$(3,039,374)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,311,139,876	$26,687,057	$—	$5,337,826,933

Appreciation in Other Financial Instruments
Futures Contracts (a)	$8,640,489	$164,975	$—	$8,805,464

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,459,910)	$(719,652)	$—	$(5,179,562)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,047,499,770	$40,598,736	$—	$7,088,098,506

Appreciation in Other Financial Instruments
Futures Contracts (a)	$14,515,715	$212,889	$—	$14,728,604

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(5,275,612)	$(936,961)	$—	$(6,212,573)

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,650,621,089	$45,164,944	$—	$7,695,786,033

Appreciation in Other Financial Instruments
Futures Contracts (a)	$16,744,071	$231,938	$—	$16,976,009

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,756,121)	$(1,020,667)	$—	$(5,776,788)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,048,563,801	$39,396,618	$—	$6,087,960,419

Appreciation in Other Financial Instruments
Futures Contracts (a)	$13,628,336	$325,839	$—	$13,954,175

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,761,090)	$(1,197,382)	$—	$(2,958,472)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,910,687,878	$43,903,610	$—	$5,954,591,488

Appreciation in Other Financial Instruments
Futures Contracts (a)	$14,138,610	$318,073	$—	$14,456,683

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,771,824)	$(1,166,379)	$—	$(2,938,203)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,191,166,696	$24,034,356	$—	$4,215,201,052

Appreciation in Other Financial Instruments
Futures Contracts (a)	$6,596,525	$223,671	$—	$6,820,196

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,253,800)	$(825,318)	$—	$(2,079,118)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,719,905,156	$21,502,686	$—	$3,741,407,842

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,725,775	$198,902	$—	$5,924,677

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,112,167)	$(732,053)	$—	$(1,844,220)

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,722,852,330	$9,753,879	$—	$1,732,606,209

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,686,887	$90,743	$—	$2,777,630

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(526,782)	$(338,253)	$—	$(865,035)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$223,409,564	$1,622,429	$—	$225,031,993

Appreciation in Other Financial Instruments
Futures Contracts (a)	$333,234	$10,855	$—	$344,089

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(64,341)	$(43,404)	$—	$(107,745)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and U.S. Treasury Notes held as initial margin for futures contracts.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Futures Contracts — The Funds used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$63,623,796		$137,464,896
Interest Rate	114,247,141		295,616,250

Short Futures Contracts:
Equity	55,542,356		48,380,939
Interest Rate	184,050,509	(a)	184,050,509

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	125,550,603		261,057,067
Interest Rate	194,524,775		503,381,250

Short Futures Contracts:
Equity	91,946,781		84,297,376
Interest Rate	320,832,713	(a)	320,832,713

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	322,291,931		527,217,595
Interest Rate	239,563,475		603,929,250

Short Futures Contracts:
Equity	115,877,757		108,242,800
Interest Rate	418,024,830	(a)	418,024,830

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	401,605,943		629,661,224
Interest Rate	210,569,775		560,196,000

Short Futures Contracts:
Equity	139,428,467		118,005,056
Interest Rate	455,990,904	(a)	455,990,904

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	382,227,194		508,024,512
Interest Rate	300,489,750	(a)	300,489,750

Short Futures Contracts:
Equity	163,310,835		168,036,759
Interest Rate	356,069,576	(a)	356,069,576

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	371,150,634		528,038,387
Interest Rate	302,541,750	(a)	302,541,750

Short Futures Contracts:
Equity	189,173,468		164,014,624
Interest Rate	347,058,904	(a)	347,058,904

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	258,303,806		299,037,310
Interest Rate	214,177,500	(a)	214,177,500

Short Futures Contracts:
Equity	109,957,180		115,142,915
Interest Rate	245,613,883	(a)	245,613,883

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	$237,004,223		$258,121,988
Interest Rate	189,938,250	(a)	189,938,250

Short Futures Contracts:
Equity	93,947,223		102,604,972
Interest Rate	217,807,508	(a)	217,807,508

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	133,124,900		121,431,313
Interest Rate	90,031,500	(a)	90,031,500

Short Futures Contracts:
Equity	37,315,759		46,756,988
Interest Rate	100,487,234	(a)	100,487,235

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	20,014,058		15,178,076
Interest Rate	10,644,750	(a)	10,644,750

Short Futures Contracts:
Equity	4,208,953		5,582,942
Interest Rate	12,597,350	(a)	12,597,350

(a)	For the period December 1, 2019 through December 31, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,851,586
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,995,631

Total		$4,847,217

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(422,553)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(2,616,821)

Total		$(3,039,374)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5,325,326
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3,480,138

Total		$8,805,464

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(736,802)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(4,442,760)

Total		$(5,179,562)

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,195,196
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	4,533,408

Total		$14,728,604

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(958,729)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(5,253,844)

Total		$(6,212,573)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12,032,181
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	4,943,828

Total		$16,976,009

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,044,225)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(4,732,563)

Total		$(5,776,788)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,093,094
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3,861,081

Total		$13,954,175

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,233,567)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,724,905)

Total		$(2,958,472)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,692,333
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3,764,350

Total		$14,456,683

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,201,529)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,736,674)

Total		$(2,938,203)

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$4,157,697
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,662,499

Total		$6,820,196

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(849,819)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,229,299)

Total		$(2,079,118)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,561,842
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,362,835

Total		$5,924,677

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(753,821)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,090,399)

Total		$(1,844,220)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,687,929
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,089,701

Total		$2,777,630

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(348,147)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(516,888)

Total		$(865,035)

JPMorgan SmartRetirement 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$207,460
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	136,629

Total		$344,089

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(46,594)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(61,151)

Total		$(107,745)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2019, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$725,837
Interest rate contracts	259,215

Total	$985,052

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,295,998
Interest rate contracts	(1,313,344)

Total	$1,982,654

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,197,406
Interest rate contracts	40,981

Total	$2,238,387

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,940,318
Interest rate contracts	(1,915,670)

Total	$4,024,648

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18,059,164
Interest rate contracts	868,894

Total	$18,928,058

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$8,827,236
Interest rate contracts	(2,352,328)

Total	$6,474,908

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$23,245,728
Interest rate contracts	634,985

Total	$23,880,713

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,665,026
Interest rate contracts	(1,162,396)

Total	$10,502,630

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$16,671,665
Interest rate contracts	5,096

Total	$16,676,761

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,998,782
Interest rate contracts	2,136,177

Total	$7,134,959

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$17,269,296

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$6,369,027
Interest rate contracts	2,027,676

Total	$8,396,703

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,527,319

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(90,933)
Interest rate contracts	1,433,199

Total	$1,342,266

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,699,767

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(922,362)
Interest rate contracts	1,272,436

Total	$350,074

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$6,788,314

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,424,661)
Interest rate contracts	572,813

Total	$(851,848)

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$782,669

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(373,087)
Interest rate contracts	75,478

Total	$(297,609)

The Funds’ derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the table below.

JPMorgan SmartRetirement Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$16,370,633	$—	$—	$54,798	$16,425,431	185,117	$113,277	$17,033
JPMorgan Core Bond Fund Class R6 Shares (a)	907,451,228	16,499,866	104,265,798	2,675,297	2,220,750	824,581,343	69,643,695	12,605,344	3,894,523
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	378,088,985	3,081,294	385,201,747	14,384,171	(10,352,703)	—	—	3,081,294	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	27,648,593	—	26,736,603	4,983,913	(5,895,903)	—	—	—	—

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Income Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$62,776,300	$1,580,512	$4,634,205	$122,315	$(39,227)	$59,805,695	7,293,377	$1,580,513	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	61,081,107	3,544,864	5,242,751	295,759	4,557,424	64,236,403	1,966,220	562,814	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	62,787,834	1,678,145	8,577,751	(216,506)	258,665	55,930,387	6,820,779	1,678,145	—
JPMorgan Equity Income Fund Class R6 Shares (a)	50,364,837	171,137,331	13,901,868	353,434	10,862,953	218,816,687	11,256,002	1,601,532	2,227,256
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	71,409,310	1,396,053	33,264,697	(1,179,761)	753,933	39,114,838	4,298,334	1,396,053	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	80,797,352	—	80,750,494	55,210,064	(55,256,922)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	279,081,897	7,048,547	82,392,970	(831,071)	1,968,239	204,874,642	28,180,831	7,048,548	—
JPMorgan Income Fund Class R6 Shares (a)	25,584,642	28,254,992	—	—	301,330	54,140,964	5,622,115	788,061	13,267
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	164,590,102	1,953,274	14,144,026	(8,494)	1,397,901	153,788,757	14,887,585	1,953,274	—
JPMorgan International Advantage Fund Class R6 Shares (a)	112,192,154	11,490,988	79,743,545	7,170,096	(9,366,559)	41,743,134	2,067,515	2,388,364	—
JPMorgan International Equity Fund Class R6 Shares (a)	123,831,393	28,737,857	5,854,005	13,288	5,263,623	151,992,156	8,486,441	4,712,501	142,154
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	73,405,087	33,125,995	4,597,190	51,049	4,037,231	106,022,172	5,768,345	3,124,962	—
JPMorgan Managed Income Fund Class L Shares (a)	51,690,031	15,753,154	47,211,734	186,601	(206,581)	20,211,471	2,013,095	324,598	10,644
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	42,210,505	2,972,372	41,757,266	10,380,493	(13,806,104)	—	—	—	2,972,372
JPMorgan Realty Income Fund Class R6 Shares (a)	64,799,953	3,518,012	25,468,500	4,505,174	(2,984,520)	44,370,119	3,079,120	688,561	2,829,450
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	50,998,568	395,556,279	—	—	(83,909)	446,470,938	46,458,995	2,579,242	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	14,284,873	6,791,237	—	—	438,846	21,514,956	358,702	138,205	815,656
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,308,326	587,146	1,855,523	452,271	(164,910)	11,327,310	552,282	24,980	562,167
JPMorgan Small Cap Value Fund Class R6 Shares (a)	11,554,656	683,044	431,836	(89,457)	216,141	11,932,548	465,207	97,431	585,613
JPMorgan U.S. Equity Fund Class R6 Shares (a)	169,532,001	75,138,460	25,492,665	532,921	2,402,437	222,113,154	13,727,636	1,341,582	18,713,537
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	34,668,001	683,615,540	526,103,359	—	—	192,180,182	192,180,182	1,290,434	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	145,266,175	14,346,258	147,851,030	68,900,436	(80,661,839)	—	—	602,207	13,744,048
JPMorgan Value Advantage Fund Class R6 Shares (a)	75,924,987	—	76,924,692	42,726,325	(41,726,620)	—	—	—	—

Total	$3,154,328,897	$1,524,861,853	$1,742,404,255	$210,618,318	$(185,811,526)	$2,961,593,287		$49,721,922	$46,527,720

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$35,004,613	$—	$—	$117,028	$35,121,641	395,826	$242,214	$36,420
JPMorgan Core Bond Fund Class R6 Shares (a)	1,556,847,833	36,136,120	201,928,889	4,317,928	4,135,216	1,399,508,208	118,201,707	21,539,556	6,609,920
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	611,238,968	5,091,240	623,482,876	24,482,502	(17,329,834)	—	—	5,091,240	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	51,691,883	—	49,854,417	7,113,289	(8,950,755)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	99,742,831	2,501,228	8,099,312	180,443	(77,268)	94,247,922	11,493,649	2,501,229	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	132,147,254	17,203,095	12,896,224	581,750	10,902,225	147,938,100	4,528,255	1,296,174	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	108,725,183	2,883,225	13,430,521	(439,012)	396,029	98,134,904	11,967,671	2,883,226	—
JPMorgan Equity Income Fund Class R6 Shares (a)	126,420,227	334,423,393	24,701,399	591,119	24,159,607	460,892,947	23,708,485	3,490,481	4,668,371
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	93,257,264	1,863,982	40,147,360	(1,424,496)	879,417	54,428,807	5,981,188	1,863,981	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	170,151,242	—	170,123,465	111,758,982	(111,786,759)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	452,852,202	11,246,625	145,923,513	(2,979,650)	4,469,685	319,665,349	43,970,474	11,246,625	—
JPMorgan Income Fund Class R6 Shares (a)	42,018,609	38,281,864	—	—	469,611	80,770,084	8,387,340	1,255,580	19,793
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	214,823,892	2,641,496	7,979,768	(31,080)	1,888,234	211,342,774	20,459,126	2,641,495	—
JPMorgan International Advantage Fund Class R6 Shares (a)	234,127,717	20,595,233	143,673,161	11,004,447	(15,079,392)	106,974,844	5,298,407	5,512,784	—
JPMorgan International Equity Fund Class R6 Shares (a)	258,582,853	59,474,910	19,866,648	123,596	10,999,163	309,313,874	17,270,456	9,889,418	299,076
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	167,000,088	44,339,673	8,006,172	21,343	7,783,894	211,138,826	11,487,423	6,223,234	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	1,020,927	—	1,050,022	639,950	(610,855)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	45,487,587	27,198,035	37,399,799	147,728	(182,674)	35,250,877	3,511,044	337,699	18,565
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	84,239,241	5,931,944	83,334,714	19,718,207	(26,554,678)	—	—	—	5,931,944
JPMorgan Realty Income Fund Class R6 Shares (a)	135,591,311	7,322,045	53,841,828	9,475,070	(6,251,461)	92,295,137	6,404,937	1,436,452	5,885,593
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	85,839,542	667,791,074	—	—	(154,850)	753,475,766	78,405,387	4,335,400	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	28,757,598	14,996,679	—	—	898,783	44,653,060	744,466	286,836	1,692,847
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	30,479,964	1,203,773	9,015,333	2,491,542	(1,936,571)	23,223,375	1,132,295	51,213	1,152,560
JPMorgan Small Cap Value Fund Class R6 Shares (a)	25,277,316	1,014,869	9,507,210	710,008	(188,351)	17,306,632	674,722	165,514	849,356
JPMorgan U.S. Equity Fund Class R6 Shares (a)	352,106,071	161,438,540	54,376,186	664,442	4,983,738	464,816,605	28,727,850	2,810,579	39,528,022
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	40,797,442	1,072,416,625	860,205,961	—	—	253,008,106	253,008,106	1,664,606	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	280,069,088	22,575,023	284,772,853	108,219,843	(126,091,101)	—	—	947,623	21,627,399
JPMorgan Value Advantage Fund Class R6 Shares (a)	148,938,009	—	150,559,450	78,869,986	(77,248,545)	—	—	—	—

Total	$5,578,232,142	$2,593,575,304	$3,014,177,081	$376,237,937	$(320,360,464)	$5,213,507,838		$87,713,159	$88,319,866

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2025 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$59,799,003	$—	$—	$200,044	$59,999,047	676,198	$413,779	$62,217
JPMorgan Core Bond Fund Class R6 Shares (a)	1,730,689,076	108,392,486	187,715,897	3,645,034	5,118,303	1,660,129,002	140,213,598	24,248,650	7,630,396
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	651,240,803	5,242,548	663,944,345	26,159,401	(18,698,407)	—	—	5,242,548	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	113,337,411	—	110,669,069	15,090,966	(17,759,308)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	115,990,800	13,906,362	20,845,877	621,816	(259,974)	109,413,127	13,343,064	2,726,861	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	230,309,716	60,075,274	14,603,748	481,659	22,496,531	298,759,432	9,144,764	2,617,611	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	104,689,649	3,112,797	—	—	(135,805)	107,666,641	13,130,078	3,112,798	—
JPMorgan Equity Income Fund Class R6 Shares (a)	202,645,493	614,642,185	33,336,988	738,012	42,122,325	826,811,027	42,531,431	6,022,515	8,339,457
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	29,065,521	23,562,599	—	—	308	52,628,428	5,783,344	919,631	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	265,400,139	—	265,247,597	143,013,896	(143,166,438)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	469,077,523	11,004,440	196,790,417	(4,719,389)	5,858,681	284,430,838	39,123,912	11,004,440	—
JPMorgan Income Fund Class R6 Shares (a)	44,816,744	24,258,114	—	—	449,311	69,524,169	7,219,540	1,260,264	17,037
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	82,724,354	1,036,177	—	—	733,196	84,493,727	8,179,451	1,036,177	—
JPMorgan International Advantage Fund Class R6 Shares (a)	387,549,719	28,464,299	262,144,229	4,354,100	(12,613,125)	145,610,764	7,212,024	7,503,826	—
JPMorgan International Equity Fund Class R6 Shares (a)	427,308,381	135,469,069	10,452,182	(109,291)	20,996,747	573,212,724	32,005,177	17,772,400	523,623
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	321,447,332	115,257,878	32,808,846	(1,290,747)	17,184,346	419,789,963	22,839,497	12,789,198	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	73,851,654	—	74,435,942	29,956,853	(29,372,565)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	9,072,977	34,940,688	—	—	(43,690)	43,969,975	4,379,480	204,955	23,156
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	144,979,866	10,209,166	143,423,131	24,235,212	(36,001,113)	—	—	—	10,209,166
JPMorgan Realty Income Fund Class R6 Shares (a)	229,091,239	12,875,034	83,949,396	13,644,993	(8,693,187)	162,968,683	11,309,416	2,482,640	10,392,393
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	93,353,529	774,453,389	—	—	(79,291)	867,727,627	90,294,238	5,076,267	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	39,087,783	37,390,375	—	—	2,023,095	78,501,253	1,308,790	504,265	2,976,069
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	44,319,127	2,104,523	6,851,567	1,394,089	(365,410)	40,600,762	1,979,559	89,535	2,014,988
JPMorgan Small Cap Value Fund Class R6 Shares (a)	45,113,083	2,011,073	13,350,911	(625,508)	1,435,675	34,583,412	1,348,281	313,825	1,697,248
JPMorgan U.S. Equity Fund Class R6 Shares (a)	551,458,265	225,569,561	61,090,508	1,194,916	7,800,839	724,933,073	44,804,269	4,319,293	60,994,718
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	104,320,950	1,396,527,817	1,144,176,560	—	—	356,672,207	356,672,207	2,066,041	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	$386,025,870	$29,642,749	$392,268,410	$105,931,311	$(129,331,520)	$—	—	$1,244,304	$28,398,446
JPMorgan Value Advantage Fund Class R6 Shares (a)	236,622,235	—	237,589,671	87,676,684	(86,709,248)	—	—	—	—

Total	$7,133,589,239	$3,729,947,606	$3,955,695,291	$451,394,007	$(356,809,680)	$7,002,425,881		$112,971,823	$133,278,914

JPMorgan SmartRetirement 2030 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$80,276,715	$—	$—	$268,475	$80,545,190	907,756	$555,474	$83,523
JPMorgan Core Bond Fund Class R6 Shares (a)	1,445,190,460	69,990,001	150,112,417	3,452,697	3,627,618	1,372,148,359	115,890,909	20,330,556	6,480,698
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	559,172,022	4,562,898	570,105,287	21,980,757	(15,610,390)	—	—	4,562,899	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	162,286,665	—	158,113,252	20,418,417	(24,591,830)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	104,503,766	2,508,417	12,881,710	145,853	107,065	94,383,391	11,510,170	2,508,417	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	318,262,856	98,052,586	25,716,768	669,673	32,033,033	423,301,380	12,956,883	3,708,797	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	92,765,083	2,758,238	—	—	(120,337)	95,402,984	11,634,510	2,758,238	—
JPMorgan Equity Income Fund Class R6 Shares (a)	253,155,763	839,487,995	34,427,780	725,689	56,148,282	1,115,089,949	57,360,594	7,981,213	11,246,815
JPMorgan Growth Advantage Fund Class R6 Shares (a)	370,622,625	—	370,462,915	210,874,518	(211,034,228)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	438,348,795	10,130,407	192,193,811	(2,157,782)	3,354,906	257,482,515	35,417,127	10,130,407	—
JPMorgan Income Fund Class R6 Shares (a)	—	37,631,592	—	—	117,103	37,748,695	3,919,906	179,215	9,250
JPMorgan International Advantage Fund Class R6 Shares (a)	529,593,076	33,861,294	322,878,720	1,234,242	(11,219,767)	230,590,125	11,421,007	11,883,106	—
JPMorgan International Equity Fund Class R6 Shares (a)	582,029,781	170,774,305	12,267,166	49,266	27,652,918	768,239,104	42,894,422	23,819,173	695,866
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	459,777,822	128,767,305	80,746,256	(3,981,110)	23,637,488	527,455,249	28,697,239	16,001,003	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	125,997,830	—	127,255,963	52,697,350	(51,439,217)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	7,794,522	38,017,009	—	—	(45,475)	45,766,056	4,558,372	198,368	24,102
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	210,457,767	14,819,977	208,197,956	35,013,577	(52,093,365)	—	—	—	14,819,977
JPMorgan Realty Income Fund Class R6 Shares (a)	308,061,126	17,106,212	114,788,976	19,060,743	(12,162,925)	217,276,180	15,078,153	3,250,669	13,855,543
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	79,156,794	652,994,036	—	—	(49,239)	732,101,591	76,181,227	4,292,738	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	63,490,958	39,204,278	—	—	2,396,261	105,091,497	1,752,109	675,072	3,984,135
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	54,624,690	2,829,412	4,283,992	667,888	747,433	54,585,431	2,661,406	120,375	2,709,037

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2030 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Value Fund Class R6 Shares (a)	$54,204,500	$2,601,216	$12,906,602	$(1,396,836)	$2,341,956	$44,844,234	1,748,313	$400,398	$2,200,818
JPMorgan U.S. Equity Fund Class R6 Shares (a)	734,764,011	301,133,243	40,642,220	492,932	10,169,977	1,005,917,943	62,170,454	5,879,354	83,009,992
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	94,172,493	1,728,639,209	1,380,160,486	—	—	442,651,216	442,651,216	2,591,801	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	513,567,212	38,538,172	521,498,613	155,132,291	(185,739,062)	—	—	1,617,702	36,920,468
JPMorgan Value Advantage Fund Class R6 Shares (a)	347,050,389	—	349,530,007	139,144,877	(136,665,259)	—	—	—	—

Total	$7,909,051,006	$4,314,684,517	$4,689,170,897	$654,225,042	$(538,168,579)	$7,650,621,089		$123,444,975	$176,040,224

JPMorgan SmartRetirement 2035 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$65,385,708	$—	$—	$218,681	$65,604,389	739,371	$452,436	$68,029
JPMorgan Core Bond Fund Class R6 Shares (a)	609,157,163	19,539,517	355,633,247	12,480,142	(6,201,545)	279,342,030	23,593,077	6,145,803	1,262,043
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	466,838,465	371,181,577	—	—	168,718	838,188,760	99,193,936	10,551,677	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	153,699,613	—	150,764,511	19,346,042	(22,281,144)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	60,890,149	1,264,509	12,667,539	251,719	(38,913)	49,699,925	6,060,966	1,264,509	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	189,549,144	—	186,804,971	60,836,541	(63,580,714)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,183,446	324,310,598	—	—	29,424,664	362,918,708	20,240,865	2,645,755	731,438
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	59,290,220	1,762,910	—	—	(76,912)	60,976,218	7,436,124	1,762,910	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	379,277,274	158,840,255	81,674,796	2,327,382	5,326,028	464,096,143	19,850,134	—	39,326,101
JPMorgan High Yield Fund Class R6 Shares (a)	275,665,167	6,515,539	98,692,056	(556,554)	1,391,750	184,323,846	25,354,037	6,515,539	—
JPMorgan International Advantage Fund Class R6 Shares (a)	475,735,183	41,870,376	212,744,676	(17,709,628)	10,593,138	297,744,393	14,747,122	15,343,798	—
JPMorgan International Equity Fund Class R6 Shares (a)	498,153,557	183,210	488,829,731	57,777,232	(67,284,268)	—	—	—	183,210
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	443,189,994	91,259,147	12,125,693	(1,248,233)	20,258,982	541,334,197	29,452,350	15,955,613	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	—	533,579,147	25,052,646	723,731	49,205,648	558,455,880	24,482,941	2,235,117	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	187,639,643	—	191,986,424	47,192,440	(42,845,659)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	171,496,347	30,415,649	160,646,346	587,125	(627,740)	41,225,035	4,106,079	1,025,253	21,711
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	203,762,300	12,664,800	202,049,709	25,732,560	(40,109,951)	—	—	—	12,664,801

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2035 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Realty Income Fund Class R6 Shares (a)	$285,296,579	$15,383,300	$109,073,517	$15,550,328	$(10,395,519)	$196,761,171	13,654,488	$2,835,984	$12,547,316
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	45,597,152	29,730,435	17,958,762	517,954	1,582,227	59,469,006	991,481	382,008	2,254,536
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	48,000,963	1,885,024	14,387,092	3,840,483	(2,973,206)	36,366,172	1,773,095	80,197	1,804,828
JPMorgan Small Cap Value Fund Class R6 Shares (a)	46,422,960	1,658,407	19,931,948	(2,541,184)	2,507,008	28,115,243	1,096,111	278,598	1,379,810
JPMorgan U.S. Equity Fund Class R6 Shares (a)	523,119,330	82,754,337	51,238,818	1,437,217	5,661,971	561,734,037	34,717,802	3,161,781	46,355,210
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	116,402,263	1,006,667,214	847,623,145	—	—	275,446,332	275,446,332	1,755,646	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	593,369,325	49,805,976	201,142,450	26,294,993	(29,688,786)	438,639,058	15,973,746	3,867,705	45,938,271
JPMorgan Value Advantage Fund Class R6 Shares (a)	371,616,398	313,369,362	—	—	23,137,498	708,123,258	18,994,723	11,821,450	16,888,426

Total	$6,213,352,635	$3,160,026,997	$3,441,028,077	$252,840,290	$(136,628,044)	$6,048,563,801		$88,081,779	$181,425,730

JPMorgan SmartRetirement 2040 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$70,753,165	$—	$—	$236,602	$70,989,767	800,065	$489,576	$73,614
JPMorgan Core Bond Fund Class R6 Shares (a)	287,412,519	12,619,951	143,402,927	5,183,427	(2,432,391)	159,380,579	13,461,198	3,029,346	710,820
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	287,067,194	183,877,835	—	—	231,235	471,176,264	55,760,505	6,358,815	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	185,100,474	—	180,863,473	22,679,334	(26,916,335)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	42,583,527	884,286	8,860,958	212,381	(63,535)	34,755,701	4,238,500	884,285	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	211,824,704	—	209,055,240	70,816,035	(73,585,499)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,063,421	365,125,971	—	—	33,128,172	408,317,564	22,772,870	2,976,723	822,936
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	41,532,758	1,234,918	—	—	(53,878)	42,713,798	5,209,000	1,234,918	—
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	418,751,115	139,284,444	58,027,884	1,785,135	5,811,801	507,604,611	21,711,061	—	43,012,878
JPMorgan High Yield Fund Class R6 Shares (a)	228,905,304	5,146,629	94,941,594	(250,154)	845,093	139,705,278	19,216,682	5,146,629	—
JPMorgan International Advantage Fund Class R6 Shares (a)	522,946,511	43,728,082	221,564,064	(15,105,984)	7,830,380	337,834,925	16,732,785	17,409,802	—

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2040 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan International Equity Fund Class R6 Shares (a)	$550,331,481	$245,537	$539,554,004	$71,647,098	$(82,670,112)	$—	—	$—	$245,537
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	507,247,125	50,680,707	1,921,189	(174,068)	19,464,153	575,296,728	31,300,148	16,956,645	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	—	584,052,827	14,912,129	(394,153)	54,378,195	623,124,740	27,318,051	2,433,157	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	227,908,643	—	232,259,531	67,118,025	(62,767,137)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	172,024,459	29,426,769	161,170,825	585,819	(625,494)	40,240,728	4,008,041	754,384	21,192
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	209,498,955	13,021,172	207,738,202	31,463,979	(46,245,904)	—	—	—	13,021,172
JPMorgan Realty Income Fund Class R6 Shares (a)	319,756,201	16,838,454	127,134,534	18,132,389	(12,485,064)	215,107,446	14,927,651	3,121,210	13,717,244
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	54,310,411	26,590,436	17,912,026	516,606	1,665,663	65,171,090	1,086,547	418,637	2,470,708
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	56,492,148	1,477,478	30,782,542	9,944,382	(8,627,750)	28,503,716	1,389,747	62,858	1,414,620
JPMorgan Small Cap Value Fund Class R6 Shares (a)	55,011,995	2,082,354	21,488,068	(1,536,966)	1,464,262	35,533,577	1,385,325	338,475	1,743,879
JPMorgan U.S. Equity Fund Class R6 Shares (a)	562,508,736	86,101,976	45,604,982	1,927,913	6,324,996	611,258,639	37,778,655	3,450,878	50,442,062
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	102,799,468	1,052,944,449	868,640,072	—	—	287,103,845	287,103,845	1,566,327	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	651,229,327	54,960,893	202,625,316	25,449,188	(29,476,432)	499,537,660	18,191,466	4,330,803	50,630,089
JPMorgan Value Advantage Fund Class R6 Shares (a)	407,814,060	337,288,487	13,248,308	389,038	25,087,945	757,331,222	20,314,679	12,642,928	18,062,014

Total	$6,113,120,536	$3,078,366,820	$3,401,707,868	$310,389,424	$(189,481,034)	$5,910,687,878		$83,606,396	$196,388,765

JPMorgan SmartRetirement 2045 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$52,188,724	$—	$—	$174,221	$52,362,945	590,138	$361,117	$54,299
JPMorgan Core Bond Fund Class R6 Shares (a)	109,947,170	1,399,526	51,825,428	1,971,748	(1,018,181)	60,474,835	5,107,672	1,113,902	285,624
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	103,418,539	78,345,033	—	—	(110,364)	181,653,208	21,497,421	2,582,225	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	139,550,638	—	136,538,009	13,991,231	(17,003,860)	—	—	—	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2045 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$21,956,050	$452,419	$7,010,444	$156,083	$(61,749)	$15,492,359	1,889,312	$452,418	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	158,475,215	—	156,922,359	50,700,629	(52,253,485)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,581,687	361,104,045	—	—	28,557,974	397,243,706	22,155,254	2,895,992	800,617
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	21,320,128	633,924	—	—	(27,657)	21,926,395	2,673,951	633,924	—
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	318,996,839	121,318,792	61,904,375	1,434,440	4,392,347	384,238,043	16,434,476	—	32,559,168
JPMorgan High Yield Fund Class R6 Shares (a)	137,170,883	3,023,917	63,134,317	(142,417)	362,513	77,280,579	10,630,066	3,023,918	—
JPMorgan International Advantage Fund Class R6 Shares (a)	386,984,095	32,624,831	156,321,382	(15,843,520)	10,459,690	257,903,714	12,773,834	13,290,670	—
JPMorgan International Equity Fund Class R6 Shares (a)	410,938,960	146,987	403,710,885	41,303,970	(48,679,032)	—	—	—	146,987
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	364,447,500	45,123,577	—	—	14,447,444	424,018,521	23,069,560	12,497,779	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	—	448,133,145	22,924,324	(605,929)	40,614,505	465,217,397	20,395,326	1,816,566	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	205,800,661	—	208,295,642	31,659,106	(29,164,125)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	171,393,895	21,060,427	160,265,672	544,138	(575,742)	32,157,046	3,202,893	897,754	16,935
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	159,151,784	11,207,121	157,442,876	15,623,373	(28,539,402)	—	—	—	11,207,121
JPMorgan Realty Income Fund Class R6 Shares (a)	239,714,374	12,468,568	96,491,833	13,020,371	(8,982,337)	159,729,143	11,084,604	2,282,759	10,185,810
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	43,132,869	2,052,573	—	—	1,111,705	46,297,147	771,876	297,397	1,755,176
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	43,057,599	1,535,586	15,649,166	3,448,116	(2,767,384)	29,624,751	1,444,405	65,330	1,470,256
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,252,743	1,417,234	16,058,394	(1,147,075)	1,644,771	24,109,279	939,933	234,025	1,183,210
JPMorgan U.S. Equity Fund Class R6 Shares (a)	410,871,324	71,078,965	29,636,575	178,331	5,139,468	457,631,513	28,283,777	2,562,768	37,764,500

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2045 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	$98,139,720	$716,936,966	$663,934,205	$—	$—	$151,142,481	151,142,481	$1,101,192	$—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	472,671,988	41,497,310	135,175,486	14,050,238	(15,988,064)	377,055,986	13,731,099	3,269,450	38,227,860
JPMorgan Value Advantage Fund Class R6 Shares (a)	300,039,946	256,841,338	—	—	18,726,364	575,607,648	15,440,119	9,609,225	13,727,988

Total	$4,363,014,607	$2,280,591,008	$2,543,241,372	$170,342,833	$(79,540,380)	$4,191,166,696		$58,988,411	$149,385,551

JPMorgan SmartRetirement 2050 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$46,663,269	$—	$—	$156,091	$46,819,360	527,661	$322,886	$48,550
JPMorgan Core Bond Fund Class R6 Shares (a)	104,456,573	1,261,122	52,946,615	1,955,837	(1,066,386)	53,660,531	4,532,139	1,007,682	253,440
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	91,081,533	70,226,602	—	—	(114,627)	161,193,508	19,076,155	2,293,770	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	118,127,775	—	115,497,299	11,564,411	(14,194,887)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,441,955	411,020	5,620,820	137,976	(46,646)	14,323,485	1,746,766	411,020	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	145,159,892	—	143,525,473	44,938,561	(46,572,980)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,804,331	320,040,408	—	—	25,366,726	352,211,465	19,643,696	2,567,697	709,858
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,727,981	556,851	—	—	(24,295)	19,260,537	2,348,846	556,850	—
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	280,932,993	113,315,262	60,109,120	1,433,643	3,883,494	339,456,272	14,519,088	—	28,764,496
JPMorgan High Yield Fund Class R6 Shares (a)	125,701,178	2,681,351	59,827,172	(37,863)	308,681	68,826,175	9,467,149	2,681,351	—
JPMorgan International Advantage Fund Class R6 Shares (a)	347,299,709	28,803,973	142,293,512	(13,997,894)	9,170,765	228,983,041	11,341,409	11,800,288	—
JPMorgan International Equity Fund Class R6 Shares (a)	360,965,992	121,876	354,668,402	35,841,262	(42,260,728)	—	—	—	121,877
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	319,517,386	44,010,105	—	—	12,873,187	376,400,678	20,478,818	11,094,262	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	—	398,942,178	21,392,760	(565,447)	36,064,381	413,048,352	18,108,214	1,612,858	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	186,111,375	—	189,187,963	27,743,487	(24,666,899)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	156,016,496	18,754,852	146,004,470	503,601	(531,840)	28,738,639	2,862,414	849,372	15,135
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	144,497,930	10,175,229	142,946,370	13,307,029	(25,033,818)	—	—	—	10,175,229
JPMorgan Realty Income Fund Class R6 Shares (a)	218,081,141	11,122,969	91,208,540	12,059,331	(8,245,982)	141,808,919	9,841,008	2,079,918	9,043,051
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	35,935,666	1,710,078	—	—	926,204	38,571,948	643,080	247,773	1,462,305

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2050 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	$39,359,520	$1,394,084	$14,474,969	$2,629,815	$(2,013,567)	$26,894,883	1,311,306	$59,310	$1,334,774
JPMorgan Small Cap Value Fund Class R6 Shares (a)	34,190,546	1,270,443	13,761,470	(2,335,615)	2,248,306	21,612,210	842,581	209,782	1,060,661
JPMorgan U.S. Equity Fund Class R6 Shares (a)	363,109,535	57,383,295	11,640,092	(33,895)	4,848,075	413,666,918	25,566,559	2,315,024	34,136,470
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	104,584,332	606,164,082	582,236,765	—	—	128,511,649	128,511,649	1,040,894	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	431,081,473	35,940,956	130,644,745	13,153,509	(14,326,659)	335,204,534	12,207,011	2,866,664	33,074,292
JPMorgan Value Advantage Fund Class R6 Shares (a)	271,463,197	222,386,372	—	—	16,862,483	510,712,052	13,699,358	8,525,856	12,180,257

Total	$3,922,648,509	$1,993,336,377	$2,277,986,557	$148,297,748	$(66,390,921)	$3,719,905,156		$52,543,257	$132,380,395

JPMorgan SmartRetirement 2055 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$21,318,146	$—	$—	$71,285	$21,389,431	241,062	$147,511	$22,180
JPMorgan Core Bond Fund Class R6 Shares (a)	46,709,376	574,271	23,210,072	978,163	(545,746)	24,505,992	2,069,763	458,529	115,743
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	39,713,213	33,968,797	—	—	(67,916)	73,614,094	8,711,727	1,030,048	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	50,924,415	—	49,886,950	1,659,429	(2,696,894)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,431,012	180,296	2,332,457	63,069	(10,920)	6,331,000	772,073	180,296	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	60,811,142	—	60,019,993	16,685,560	(17,476,709)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,099,200	147,471,201	—	—	11,601,492	162,171,893	9,044,724	1,182,268	326,846
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,992,160	237,636	—	—	(10,368)	8,219,428	1,002,369	237,636	—
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	128,499,478	52,801,648	24,752,828	131,526	2,112,236	158,792,060	6,791,790	—	13,455,558
JPMorgan High Yield Fund Class R6 Shares (a)	56,763,508	1,208,089	26,947,922	(39,156)	164,552	31,149,071	4,284,604	1,208,091	—
JPMorgan International Advantage Fund Class R6 Shares (a)	152,371,668	21,121,251	66,561,698	(7,795,865)	5,532,561	104,667,917	5,184,146	5,393,900	—
JPMorgan International Equity Fund Class R6 Shares (a)	161,841,935	52,500	158,863,185	10,286,244	(13,317,494)	—	—	—	52,500
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	139,880,120	30,985,501	—	—	5,919,940	176,785,561	9,618,366	5,068,380	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	—	186,365,681	9,580,094	(253,218)	16,590,406	193,122,775	8,466,584	754,100	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	84,963,123	—	85,712,313	3,420,079	(2,670,889)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	68,438,108	59,288,207	87,447,834	174,656	(164,488)	40,288,649	4,012,814	820,580	21,218

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement 2055 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	$64,042,685	$4,109,198	$63,454,823	$2,407,867	$(7,104,927)	$—	—	$—	$4,109,197
JPMorgan Realty Income Fund Class R6 Shares (a)	95,933,632	7,981,614	37,923,213	4,339,351	(2,651,664)	67,679,720	4,696,719	931,001	4,125,668
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	16,773,659	798,212	—	—	432,323	18,004,194	300,170	115,653	682,559
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	16,956,542	621,579	5,865,167	834,925	(556,298)	11,991,581	584,670	26,444	595,134
JPMorgan Small Cap Value Fund Class R6 Shares (a)	14,156,599	570,849	5,150,823	(1,048,144)	1,229,976	9,758,457	380,447	91,934	478,915
JPMorgan U.S. Equity Fund Class R6 Shares (a)	173,411,385	29,170,780	16,497,926	(560,950)	3,029,176	188,552,465	11,653,428	1,046,952	15,559,657
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	95,816,076	316,631,902	373,592,870	—	—	38,855,108	38,855,108	440,080	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	185,754,911	19,324,097	49,696,329	(694,698)	(21,397)	154,666,584	5,632,432	1,337,696	15,602,923
JPMorgan Value Advantage Fund Class R6 Shares (a)	128,846,267	101,599,057	5,993,979	55,643	7,799,362	232,306,350	6,231,394	3,878,134	5,540,404

Total	$1,802,130,214	$1,036,380,512	$1,153,490,476	$30,644,481	$7,187,599	$1,722,852,330		$24,349,233	$60,688,502

JPMorgan SmartRetirement 2060 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$2,981,229	$—	$—	$15,449	$2,996,678	33,773	$18,487	$2,762
JPMorgan Core Bond Fund Class R6 Shares (a)	3,836,228	64,028	967,537	47,854	(21,699)	2,958,874	249,905	50,052	13,975
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,993,005	5,675,288	—	—	(15,055)	9,653,238	1,142,395	124,934	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,250,246	—	3,150,146	(354,324)	254,224	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	666,304	284,292	—	—	(2,303)	948,293	115,646	24,127	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,357,318	—	5,273,327	533,413	(617,404)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	549,497	18,784,388	—	—	1,448,901	20,782,786	1,159,107	151,511	41,221
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	809,112	338,167	—	—	2,790	1,150,069	140,252	27,230	—
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	11,432,172	10,228,250	1,614,094	(13,764)	230,751	20,263,315	866,694	—	1,679,559
JPMorgan High Yield Fund Class R6 Shares (a)	4,916,960	1,164,543	1,984,592	(12,187)	32,901	4,117,625	566,386	138,259	—
JPMorgan International Advantage Fund Class R6 Shares (a)	13,628,951	4,358,245	3,776,503	(582,887)	384,684	14,012,490	694,031	704,984	—
JPMorgan International Equity Fund Class R6 Shares (a)	13,378,987	5,663	13,079,758	128,840	(433,732)	—	—	—	5,664
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,404,054	12,368,306	—	—	808,396	22,580,756	1,228,550	655,795	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement 2060 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	$—	$23,729,399	$1,340,869	$(35,441)	$2,010,175	$24,363,264	1,068,096	$93,838	$—
JPMorgan Intrepid America Fund Class R6 Shares (a)	4,895,714	—	4,994,507	(88,923)	187,716	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	11,667,769	6,069,355	13,396,476	16,205	(14,873)	4,341,980	432,468	136,658	2,286
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	5,342,598	358,518	5,289,640	(212,818)	(198,658)	—	—	—	358,519
JPMorgan Realty Income Fund Class R6 Shares (a)	8,350,724	2,347,865	2,138,733	162,317	(116,956)	8,605,217	597,170	116,170	548,748
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	2,002,077	1,081,561	416,115	(14,065)	71,989	2,725,447	45,439	17,507	85,984
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,476,000	71,658	200,477	(18,441)	53,681	1,382,421	67,402	3,049	68,609
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,216,741	88,203	—	—	13,573	1,318,517	51,404	10,766	64,709
JPMorgan U.S. Equity Fund Class R6 Shares (a)	16,626,589	7,728,267	—	—	241,203	24,596,059	1,520,152	127,441	1,934,763
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	13,991,724	51,089,559	59,214,423	—	—	5,866,860	5,866,860	70,722	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	17,153,209	4,612,300	1,777,078	(277,715)	308,326	20,019,042	729,026	156,639	1,723,934
JPMorgan Value Advantage Fund Class R6 Shares (a)	14,725,812	15,086,004	—	—	914,817	30,726,633	824,212	503,997	705,490

Total	$168,671,791	$168,515,088	$118,614,275	$(721,936)	$5,558,896	$223,409,564		$3,132,166	$7,236,223

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.
*	Non-income producing security.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$72,918	$1,993	$3,699	$5,446	$1,039	$531	$8,203	$7,931	$101,760
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	56,783	3,619	6,287	6,073	1,052	126	11,604	11,271	96,815
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	64,274	4,027	5,285	6,693	1,329	1,504	13,384	13,640	110,136
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	73,053	4,821	5,771	7,714	1,395	140	14,170	13,674	120,738

130	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	$61,816	$3,725	$4,678	$6,698	$1,446	$214	$12,007	$12,436	$103,020
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	61,158	4,969	5,373	7,261	1,386	447	12,332	12,818	105,744
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	48,716	3,341	5,252	6,414	1,137	390	9,744	11,359	86,353
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	39,690	4,000	4,559	6,890	1,242	375	9,602	10,540	76,898
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	22,776	3,216	3,170	5,147	980	335	7,904	6,981	50,509
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	6,522	368	823	1,839	876	193	1,518	3,648	15,787

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bore a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2019, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$3,404	$—
JPMorgan SmartRetirement 2020 Fund	3,701	—
JPMorgan SmartRetirement 2025 Fund	4,671	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement 2030 Fund	$7,633	$22
JPMorgan SmartRetirement 2035 Fund	6,039	80
JPMorgan SmartRetirement 2040 Fund	5,850	311
JPMorgan SmartRetirement 2045 Fund	3,611	—
JPMorgan SmartRetirement 2050 Fund	2,490	97
JPMorgan SmartRetirement 2055 Fund	2,890	94
JPMorgan SmartRetirement 2060 Fund	576	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%		0.94%		0.19%		0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.37	(1)	0.97	(2)	0.22	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.40	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.40	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00

(1)

Prior to November 1, 2019, the contractual expense limitations for Class A Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.36%, 0.38%, 0.38%, 0.39%, 0.39%, 0.39%, 0.39%, 0.39% and 0.39%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

(2)

Prior to November 1, 2019, the contractual expense limitations for Class C Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.96%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97% and 0.97%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

(3)

Prior to November 1, 2019, the contractual expense limitations for Class I Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.21%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22% and 0.22%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

132	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

The Underlying Funds and ETFs may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$1,041,454	$188,294
JPMorgan SmartRetirement 2020 Fund	1,077,090	266,356
JPMorgan SmartRetirement 2025 Fund	1,091,405	296,704
JPMorgan SmartRetirement 2030 Fund	1,204,416	311,037
JPMorgan SmartRetirement 2035 Fund	844,592	287,736
JPMorgan SmartRetirement 2040 Fund	823,946	298,135
JPMorgan SmartRetirement 2045 Fund	573,483	267,307
JPMorgan SmartRetirement 2050 Fund	507,365	270,285
JPMorgan SmartRetirement 2055 Fund	240,724	208,947
JPMorgan SmartRetirement 2060 Fund	29,598	128,260

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$841,246,313	$1,429,706,451	$—	$2,811,769
JPMorgan SmartRetirement 2020 Fund	1,521,158,681	2,519,530,517	—	4,301,176
JPMorgan SmartRetirement 2025 Fund	2,333,419,789	3,315,550,741	—	—
JPMorgan SmartRetirement 2030 Fund	2,586,045,309	3,979,257,882	—	—
JPMorgan SmartRetirement 2035 Fund	2,153,359,785	2,891,522,119	—	11,503,145
JPMorgan SmartRetirement 2040 Fund	2,025,422,371	2,845,769,493	—	7,657,093
JPMorgan SmartRetirement 2045 Fund	1,563,654,044	2,128,135,856	—	9,612,628
JPMorgan SmartRetirement 2050 Fund	1,387,172,294	1,910,862,001	—	7,653,092
JPMorgan SmartRetirement 2055 Fund	719,748,610	877,320,710	—	859,103
JPMorgan SmartRetirement 2060 Fund	117,425,531	67,075,222	—	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,849,058,991	$212,237,361	$4,088,668	$208,148,693
JPMorgan SmartRetirement 2020 Fund	4,957,809,762	390,546,701	6,903,628	383,643,073
JPMorgan SmartRetirement 2025 Fund	6,630,494,132	474,918,358	8,797,953	466,120,405
JPMorgan SmartRetirement 2030 Fund	7,065,122,806	648,812,879	6,950,431	641,862,448
JPMorgan SmartRetirement 2035 Fund	5,376,739,573	728,756,512	6,539,963	722,216,549
JPMorgan SmartRetirement 2040 Fund	5,100,480,478	876,315,310	10,685,820	865,629,490
JPMorgan SmartRetirement 2045 Fund	3,700,778,841	526,221,541	7,058,252	519,163,289
JPMorgan SmartRetirement 2050 Fund	3,289,785,586	460,023,619	4,320,906	455,702,713
JPMorgan SmartRetirement 2055 Fund	1,580,441,126	155,703,402	1,625,724	154,077,678
JPMorgan SmartRetirement 2060 Fund	216,068,315	9,546,746	346,724	9,200,022

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term
JPMorgan SmartRetirement Income Fund	$5,843,484
JPMorgan SmartRetirement 2020 Fund	4,805,891
JPMorgan SmartRetirement 2035 Fund	5,265,634
JPMorgan SmartRetirement 2040 Fund	5,178,475
JPMorgan SmartRetirement 2045 Fund	7,385,766
JPMorgan SmartRetirement 2050 Fund	5,344,072
JPMorgan SmartRetirement 2055 Fund	3,917,237
JPMorgan SmartRetirement 2060 Fund	205,271

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at December 31, 2019. Average borrowings from the Facility during the six months ended December 31, 2019, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2045 Fund	$21,596,398	2.89%	1	$1,731

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests

134	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	2	40.6%
JPMorgan SmartRetirement 2020 Fund	2	42.5
JPMorgan SmartRetirement 2025 Fund	2	43.0
JPMorgan SmartRetirement 2030 Fund	2	41.4
JPMorgan SmartRetirement 2035 Fund	2	41.4
JPMorgan SmartRetirement 2040 Fund	1	31.4
JPMorgan SmartRetirement 2045 Fund	1	32.7
JPMorgan SmartRetirement 2050 Fund	1	34.0
JPMorgan SmartRetirement 2055 Fund	1	36.2
JPMorgan SmartRetirement 2060 Fund	2	45.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2019, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Realty Income Fund	88.7%
JPMorgan International Advantage Fund	84.2
JPMorgan International Unconstrained Equity Fund	77.6
JPMorgan Short Duration Core Plus Fund	76.4
JPMorgan Emerging Markets Strategic Debt Fund	68.5
JPMorgan International Research Enhanced Equity Fund	64.0
JPMorgan Emerging Markets Research Enhanced Equity Fund	63.6
JPMorgan International Equity Fund	57.2
JPMorgan Inflation Managed Bond Fund	44.2
JPMorgan U.S. Research Enhanced Equity Fund	41.6
JPMorgan Emerging Markets Debt Fund	38.7
JPMorgan U.S. Equity Fund	29.8
JPMorgan Value Advantage Fund	23.6
JPMorgan High Yield Fund	22.7
JPMorgan Growth Advantage Fund	19.9
JPMorgan Core Bond Fund	18.3
JPMorgan Small Cap Value Fund	17.2
JPMorgan Emerging Markets Equity Fund	13.0
JPMorgan Floating Rate Income Fund	12.8
JPMorgan Core Plus Bond Fund	12.0

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

136	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,040.20	$1.59	0.31%
Hypothetical	1,000.00	1,023.58	1.58	0.31
Class C
Actual	1,000.00	1,036.70	4.81	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class I
Actual	1,000.00	1,040.20	0.97	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Class R2
Actual	1,000.00	1,037.50	3.84	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,038.90	2.56	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,040.00	1.28	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,041.20	0.51	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,041.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,043.90	$1.85	0.36%
Hypothetical	1,000.00	1,023.33	1.83	0.36
Class C
Actual	1,000.00	1,041.00	4.98	0.97
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class I
Actual	1,000.00	1,044.40	1.08	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Class R2
Actual	1,000.00	1,042.00	3.85	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,043.40	2.57	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,044.40	1.28	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,045.50	0.51	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,046.00	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,053.00	2.01	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class C
Actual	1,000.00	1,049.60	5.05	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,053.70	1.19	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,050.90	3.87	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,052.20	2.58	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,053.80	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,054.30	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,054.80	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

138	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,060.10	$2.02	0.39%
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class C
Actual	1,000.00	1,056.70	5.07	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,060.80	1.19	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,058.00	3.88	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,059.40	2.59	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,060.80	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,061.70	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,061.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,070.50	2.08	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,067.10	5.09	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,071.00	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,068.40	3.90	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,069.90	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,071.00	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,071.60	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,072.10	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$1,075.70	$2.09	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,072.40	5.11	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,076.80	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,073.30	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,075.00	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,076.40	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,077.20	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,077.70	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,079.00	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,075.80	5.11	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,080.10	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,077.50	3.92	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,078.40	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,080.20	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,080.60	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,081.20	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

140	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$1,078.90	$2.09	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,076.30	5.11	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,080.00	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,077.50	3.92	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,078.80	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,080.10	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,081.00	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,081.50	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,079.70	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,076.90	5.12	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,080.90	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,078.10	3.92	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,079.10	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,080.50	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,081.50	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,082.00	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$1,079.30	$2.09	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class C
Actual	1,000.00	1,075.90	5.11	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,080.00	1.20	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,077.00	3.92	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,078.80	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,079.30	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,080.60	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,081.00	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

142	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that, prior to November 1, 2017, JPMIM paid such fees for the Funds pursuant to the Administration Agreement.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

144	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fifth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, second and first quintiles based upon the Peer Group, and in the fifth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for the one-year periods ended December 31, 2018, and in the fifth and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the fourth, fourth and second quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and fifth quintiles based upon the Peer Group, and in the fourth and third quintiles based upon the Universe, for the one-, and three year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

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(continued)

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the fourth, fourth and second quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fifth and third quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for each of the one- and three- year periods ended December 31, 2018, and in the fifth and third quintiles based upon the Universe, for the one-, and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the fifth, fourth, and third quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth, and third quintiles based upon the Peer Group and in the fifth, fourth and second based upon the Universe ,for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group, and in the fifth and third quintiles based upon the Universe, for the one- and three- year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon both the Peer Group and Universe for the one-and three- periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fifth and fourth quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group, and in the fifth and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was

146	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon both the Peer Group and Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the fifth and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively and in the fifth, fifth and third quintiles based upon the Universe for the one-,three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon the Peer Group for each of the one- and three- year periods ended

December 31, 2018, and in the fifth, fifth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon both the Peer Group and Universe for the one- three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2060 Fund’s performance for Class A shares was in the fifth quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fifth quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Underlying Fund. The Trustees recognized that Broadridge/Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rates and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account waivers and/or

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(continued)

reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. . The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

148	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT FUNDS	149

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement Income Fund	$12,502,965	$1,462,801
JPMorgan SmartRetirement 2020 Fund	27,359,033	3,203,967
JPMorgan SmartRetirement 2025 Fund	40,876,115	4,838,338
JPMorgan SmartRetirement 2030 Fund	52,072,932	6,214,720
JPMorgan SmartRetirement 2035 Fund	43,953,082	5,255,457
JPMorgan SmartRetirement 2040 Fund	46,936,589	5,630,596
JPMorgan SmartRetirement 2045 Fund	34,211,938	4,118,064
JPMorgan SmartRetirement 2050 Fund	29,719,317	3,564,737
JPMorgan SmartRetirement 2055 Fund	12,511,502	1,492,659
JPMorgan SmartRetirement 2060 Fund	878,358	101,938

150	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-SR-1219

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2019 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 10, 2020 (Unaudited)

Dear Shareholders,

We’ve entered 2020 with strong momentum at J.P. Morgan Asset Management, propelled by a strong 2019 for financial markets that included a 31.5% total return in the S&P 500 Index.

“Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.” — Andrea L. Lisher

At the end of July 2019, the U.S. Federal Reserve responded to signs of a weakening economy by cutting interest rates for the first time in more than a decade and proceeded to cut rates two more times in 2019. Financial markets responded favorably and the S&P 500 Index reached record highs in late October. Global equity prices were also supported by easing U.S.-China trade tensions, continued growth in corporate profits and accommodative policies of leading global central banks, including a reduction in interest rates and a resumption of monthly asset purchases by the European Central Bank. These tailwinds overshadowed investor concerns about Brexit and weak economic data, allowing for a strong second half of 2019 for financial markets.

While 2019 was largely a rewarding year for investors, 2020 may bring increased market volatility amid geo-political tensions, U.S. elections and a U.S. economy that appears to be in the late stages of a record long expansion. Additionally, the strong equity market returns of the past year may be hard to replicate. On the other hand, we believe leading central banks have clearly signaled they will remain supportive of continued economic expansion, which should benefit financial markets. We believe investors who maintain a well-diversified portfolio and a long-term outlook will be best positioned in the year ahead.

Regardless of the market environment, our goal remains to be the most trusted asset manager in the world by using the unique breadth of capabilities to provide our clients and shareholders with the insights and solutions they need to achieve their long-term goals.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2019
JPMorgan SmartRetirement® Blend Income Fund	4.47%	4.41%	S&P Target Date Retirement Income Index	$528,539,735

JPMorgan SmartRetirement® Blend 2020 Fund	4.85%	5.41%	S&P Target Date 2020 Index	$1,018,609,693

JPMorgan SmartRetirement® Blend 2025 Fund	5.90%	6.06%	S&P Target Date 2025 Index	$1,404,667,645

JPMorgan SmartRetirement® Blend 2030 Fund	6.71%	6.74%	S&P Target Date 2030 Index	$1,496,244,572

JPMorgan SmartRetirement® Blend 2035 Fund	7.47%	7.38%	S&P Target Date 2035 Index	$1,230,169,754

JPMorgan SmartRetirement® Blend 2040 Fund	8.03%	7.79%	S&P Target Date 2040 Index	$1,111,384,911

JPMorgan SmartRetirement® Blend 2045 Fund	8.40%	8.05%	S&P Target Date 2045 Index	$883,371,285

JPMorgan SmartRetirement® Blend 2050 Fund	8.44%	8.16%	S&P Target Date 2050 Index	$662,972,792

JPMorgan SmartRetirement® Blend 2055 Fund	8.43%	8.23%	S&P Target Date 2055 Index	$362,036,197

JPMorgan SmartRetirement® Blend 2060 Fund	8.43%	8.30%	S&P Target Date 2060+ Index	$64,062,182

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	62.3%
U.S. Equity	17.2
International Equity	11.7
Short-Term Investments	6.5
Alternative Assets	1.9
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	60.2%
U.S. Equity	19.4
International Equity	14.5
Short-Term Investments	3.3
Alternative Assets	2.1
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	47.0%
U.S. Equity	27.3
International Equity	21.6
Alternative Assets	3.0
Short-Term Investments	0.7
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	34.0%
Fixed Income	33.7
International Equity	26.8
Alternative Assets	3.7
Short-Term Investments	1.4
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	39.6%
International Equity	30.8
Fixed Income	23.8
Alternative Assets	4.3
Short-Term Investments	1.2
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	44.7%
International Equity	34.7
Fixed Income	14.3
Alternative Assets	4.9
Short-Term Investments	1.1
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	47.6%
International Equity	36.7
Fixed Income	8.7
Alternative Assets	5.1
Short-Term Investments	1.6
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	47.5%
International Equity	36.7
Fixed Income	8.6
Alternative Assets	5.1
Short-Term Investments	1.8
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	47.4%
International Equity	36.7
Fixed Income	8.4
Alternative Assets	5.2
Short-Term Investments	2.0
U.S. Treasury Obligations	0.3

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	47.3%
International Equity	36.2
Fixed Income	8.2
Alternative Assets	5.3
Short-Term Investments	2.6
U.S. Treasury Obligations	0.4

*	The percentages indicated are based on total investments as of December 31, 2019. Each Fund’s portfolio composition is subject to change.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Equity markets largely provided positive returns for the reporting period on the back of low interest rates, continued corporate profit growth and an easing of U.S.-China trade tensions. Globally, U.S. equity markets generally outperformed other equity markets as well as bond markets.

In response to slowing economic growth and continued low inflation, the U.S. Federal Reserve in late July 2019 cut interest rates for the first time in more than a decade. The central bank followed with another cut in mid-September and another at the end of October. Equity investors responded to lower interest rates by driving stock prices higher and by the end of October, leading equity U.S. indexes had reached record highs. Within U.S. large cap stocks, growth stocks mostly outperformed value stocks but within mid cap and small cap stocks, value stocks generally outperformed growth stocks. Equity prices in other developed markets also rose during the reporting period and largely performed in line with emerging markets equity.

Bond markets generally provided positive returns for the second half of 2019, led by U.S. high yield bonds (also known as “junk bonds”) and emerging markets debt. Investment grade U.S. corporate debt provided modest returns while yields on U.S. Treasury bonds fell during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of six of the nine SmartRetirement Blend Funds (the “Funds”) and the SmartRetirement Blend Income Fund outperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2019. The three remaining Funds underperformed their respective Benchmarks for the reporting period.

In terms of manager selection, the Funds’ investments in the JPMorgan Short Duration Core Plus Fund and JPMorgan Emerging Markets Research Enhanced Equity Fund were leading contributors to performance relative to each Fund’s respective Benchmark, while the Funds’ investments in the JPMorgan Core Plus Bond Fund and the JPMorgan High Yield Bond Fund were leading detractors from relative performance.

From a strategic perspective, the Funds’ allocations to emerging markets debt and high yield debt helped relative performance, while the Funds’ reduced exposure to U.S. large cap equity and its increased exposure to emerging markets equity and international developed markets equity detracted from relative performance.

From a tactical perspective, the Funds’ overweight allocations to U.S. large cap equity contributed to performance, while the Funds’ underweight allocation to international developed equity, emerging markets equity and its allocation to cash, in the form of short-term money market securities, detracted from performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds (together, “Underlying Funds”) to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the Underlying Funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.28%	13.80%	4.73%	5.26%
CLASS R2 SHARES	July 2, 2012	4.02	13.19	4.24	4.79
CLASS R3 SHARES	May 31, 2017	4.19	13.50	4.52	5.07
CLASS R4 SHARES	May 31, 2017	4.28	13.81	4.78	5.34
CLASS R5 SHARES	July 2, 2012	4.36	13.91	4.90	5.44
CLASS R6 SHARES	July 2, 2012	4.47	14.08	5.01	5.52

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.76%	15.29%	5.55%	6.96%
CLASS R2 SHARES	July 2, 2012	4.48	14.69	5.06	6.48
CLASS R3 SHARES	May 31, 2017	4.59	14.97	5.34	6.78
CLASS R4 SHARES	May 31, 2017	4.72	15.25	5.59	7.04
CLASS R5 SHARES	July 2, 2012	4.79	15.41	5.72	7.15
CLASS R6 SHARES	July 2, 2012	4.85	15.52	5.81	7.23

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	5.73%	18.01%	6.26%	7.89%
CLASS R2 SHARES	July 2, 2012	5.47	17.45	5.76	7.41
CLASS R3 SHARES	May 31, 2017	5.60	17.68	6.05	7.71
CLASS R4 SHARES	May 31, 2017	5.72	17.99	6.32	7.98
CLASS R5 SHARES	July 2, 2012	5.80	18.18	6.44	8.09
CLASS R6 SHARES	July 2, 2012	5.90	18.34	6.54	8.16

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	6.59%	20.08%	6.89%	8.69%
CLASS R2 SHARES	July 2, 2012	6.29	19.43	6.38	8.20
CLASS R3 SHARES	May 31, 2017	6.42	19.79	6.66	8.50
CLASS R4 SHARES	May 31, 2017	6.58	20.06	6.93	8.77
CLASS R5 SHARES	July 2, 2012	6.62	20.25	7.06	8.88
CLASS R6 SHARES	July 2, 2012	6.71	20.41	7.16	8.96

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	7.34%	21.98%	7.36%	9.32%
CLASS R2 SHARES	July 2, 2012	7.04	21.37	6.86	8.83
CLASS R3 SHARES	May 31, 2017	7.18	21.69	7.15	9.13
CLASS R4 SHARES	May 31, 2017	7.29	21.97	7.42	9.40
CLASS R5 SHARES	July 2, 2012	7.37	22.15	7.54	9.51
CLASS R6 SHARES	July 2, 2012	7.47	22.26	7.63	9.59

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	7.91%	23.49%	7.79%	9.77%
CLASS R2 SHARES	July 2, 2012	7.63	22.86	7.29	9.27
CLASS R3 SHARES	May 31, 2017	7.75	23.22	7.58	9.58
CLASS R4 SHARES	May 31, 2017	7.90	23.54	7.84	9.85
CLASS R5 SHARES	July 2, 2012	8.03	23.72	7.98	9.97
CLASS R6 SHARES	July 2, 2012	8.03	23.83	8.07	10.04

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	8.24%	24.26%	7.89%	9.81%
CLASS R2 SHARES	July 2, 2012	7.98	23.68	7.39	9.33
CLASS R3 SHARES	May 31, 2017	8.13	24.00	7.68	9.63
CLASS R4 SHARES	May 31, 2017	8.28	24.32	7.95	9.90
CLASS R5 SHARES	July 2, 2012	8.36	24.49	8.08	10.01
CLASS R6 SHARES	July 2, 2012	8.40	24.64	8.18	10.10

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	8.31%	24.38%	7.92%	9.84%
CLASS R2 SHARES	July 2, 2012	8.02	23.75	7.41	9.35
CLASS R3 SHARES	May 31, 2017	8.11	24.00	7.70	9.65
CLASS R4 SHARES	May 31, 2017	8.26	24.33	7.96	9.92
CLASS R5 SHARES	July 2, 2012	8.34	24.52	8.09	10.02
CLASS R6 SHARES	July 2, 2012	8.44	24.62	8.18	10.11

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	8.31%	24.34%	7.91%	9.77%
CLASS R2 SHARES	July 2, 2012	8.01	23.76	7.41	9.29
CLASS R3 SHARES	May 31, 2017	8.17	24.05	7.70	9.59
CLASS R4 SHARES	May 31, 2017	8.31	24.35	7.97	9.86
CLASS R5 SHARES	July 2, 2012	8.38	24.52	8.09	9.97
CLASS R6 SHARES	July 2, 2012	8.43	24.67	8.18	10.05

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average from July 2, 2012 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	8.26%	24.40%	10.44%
CLASS R2 SHARES	August 31, 2016	8.01	23.77	9.89
CLASS R3 SHARES	May 31, 2017	8.19	24.13	10.16
CLASS R4 SHARES	May 31, 2017	8.29	24.43	10.43
CLASS R5 SHARES	August 31, 2016	8.39	24.58	10.62
CLASS R6 SHARES	August 31, 2016	8.43	24.75	10.72

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2060 Funds Average from August 31, 2016 to December 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2060 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2060 Funds Average is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.6%

Fixed Income — 54.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	9,274,861	109,814,357

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,112,265	9,120,571

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,206,174	9,890,630

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	694,619	6,321,033

JPMorgan High Yield Fund Class R6 Shares (a)	4,665,103	33,915,298

JPMorgan Income Fund Class R6 Shares (a)	1,030,011	9,919,011

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,588,852	26,742,837

JPMorgan Managed Income Fund Class L Shares (a)	561,314	5,635,591

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	7,945,397	76,355,266

Total Fixed Income		287,714,594

U.S. Equity — 14.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,528,468	75,200,647

Total Investment Companies (Cost $345,388,261)		362,915,241

Exchange-Traded Funds — 25.8%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	112,459	9,978,487

Fixed Income — 8.8%

iShares Core U.S. Aggregate Bond ETF	299,127	33,612,901

iShares TIPS Bond ETF	109,890	12,809,877

Total Fixed Income		46,422,778

International Equity — 11.9%

iShares Core MSCI EAFE ETF	801,430	52,285,293

iShares Core MSCI Emerging Markets ETF	198,942	10,695,122

Total International Equity		62,980,415

U.S. Equity — 3.2%

iShares Russell 2000 ETF	40,973	6,787,997

iShares Russell Mid-Cap ETF	171,004	10,195,259

Total U.S. Equity		16,983,256

Total Exchange-Traded Funds (Cost $122,606,632)		136,364,936

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $2,144,721)	2,145,000	2,145,567

	SHARES
Short-Term Investments — 6.6%

Investment Companies — 6.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $34,683,671)	34,683,671	34,683,671

Total Investments — 101.4% (Cost $504,823,285)		536,109,415
Liabilities in Excess of Other Assets — (1.4)%		(7,569,680)

NET ASSETS — 100.0%		528,539,735

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

MSCI Emerging Markets E-Mini Index	136	03/2020	USD	7,606,480	289,533

S&P 500 E-Mini Index	22	03/2020	USD	3,555,200	52,485

S&P/TSX 60 Index	16	03/2020	CAD	2,492,626	(1,508)

SPI 200 Index	22	03/2020	AUD	2,550,913	(68,206)

U.S. Treasury 10 Year Note	397	03/2020	USD	50,915,250	(385,936)

					(113,632)

Short Contracts

Australia 10 Year Bond	(102)	03/2020	AUD	(10,232,729)	182,735

EURO STOXX 50 Index	(58)	03/2020	EUR	(2,428,398)	3,045

Euro-Bund	(53)	03/2020	EUR	(10,135,647)	116,784

Long Gilt	(59)	03/2020	GBP	(10,267,531)	31,585

TOPIX Index	(32)	03/2020	JPY	(5,029,709)	11,758

					345,907

					232,275

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 73.0%

Fixed Income — 57.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	21,852,221	258,730,299

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,062,911	16,915,867

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,139,115	17,540,746

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,091,516	9,932,794

JPMorgan High Yield Fund Class R6 Shares (a)	8,314,730	60,448,090

JPMorgan Income Fund Class R6 Shares (a)	1,535,868	14,790,409

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,655,455	37,760,846

JPMorgan Managed Income Fund Class L Shares (a)	2,725,560	27,364,623

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	14,765,632	141,897,723

Total Fixed Income		585,381,397

U.S. Equity — 15.5%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,207,207	157,794,574

Total Investment Companies (Cost $711,316,688)		743,175,971

Exchange-Traded Funds — 23.4%

Alternative Assets — 2.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	246,001	21,827,669

Fixed Income — 2.8%

iShares Core U.S. Aggregate Bond ETF	86,130	9,678,428

iShares TIPS Bond ETF	161,446	18,819,760

Total Fixed Income		28,498,188

International Equity — 14.5%

iShares Core MSCI EAFE ETF	1,843,698	120,282,858

iShares Core MSCI Emerging Markets ETF	517,229	27,806,231

Total International Equity		148,089,089

U.S. Equity — 3.9%

iShares Russell 2000 ETF	99,623	16,504,542

iShares Russell Mid-Cap ETF	392,813	23,419,511

Total U.S. Equity		39,924,053

Total Exchange-Traded Funds (Cost $212,750,715)		238,338,999

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $4,769,573)	4,770,000	4,771,262

	SHARES
Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $33,934,252)	33,934,252	33,934,252

Total Investments — 100.2% (Cost $962,771,228)		1,020,220,484
Liabilities in Excess of Other Assets — (0.2)%		(1,610,791)

NET ASSETS — 100.0%		1,018,609,693

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts

MSCI Emerging Markets E-Mini Index	209	03/2020	USD	11,689,370	506,027

S&P 500 E-Mini Index	132	03/2020	USD	21,331,200	375,272

S&P/TSX 60 Index	32	03/2020	CAD	4,985,253	(3,015)

SPI 200 Index	43	03/2020	AUD	4,985,874	(133,311)

U.S. Treasury 10 Year Note	760	03/2020	USD	97,470,000	(719,556)

					25,417

Short Contracts

Australia 10 Year Bond	(198)	03/2020	AUD	(19,863,532)	354,673

EURO STOXX 50 Index	(117)	03/2020	EUR	(4,898,664)	6,153

Euro-Bund	(103)	03/2020	EUR	(19,697,579)	227,128

Long Gilt	(114)	03/2020	GBP	(19,838,958)	61,682

TOPIX Index	(62)	03/2020	JPY	(9,745,061)	23,091

					672,727

					698,144

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 73.0%

Fixed Income — 45.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	27,138,491	321,319,734

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,481,512	20,348,397

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,715,918	22,270,530

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,092,673	9,943,328

JPMorgan High Yield Fund Class R6 Shares (a)	7,978,749	58,005,508

JPMorgan Income Fund Class R6 Shares (a)	1,367,649	13,170,458

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	1,586,976	16,393,457

JPMorgan Managed Income Fund Class L Shares (a)	954,264	9,580,809

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	17,983,135	172,817,926

Total Fixed Income		643,850,147

International Equity — 5.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,176,033	74,876,273

U.S. Equity — 21.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,241,815	307,097,299

Total Investment Companies (Cost $966,540,344)		1,025,823,719

Exchange-Traded Funds — 25.6%

Alternative Assets — 3.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	476,606	42,289,250

Fixed Income — 1.0%

iShares Core U.S. Aggregate Bond ETF	57,336	6,442,847

iShares TIPS Bond ETF	69,816	8,138,451

Total Fixed Income		14,581,298

International Equity — 16.2%

iShares Core MSCI EAFE ETF	3,487,941	227,553,271

U.S. Equity — 5.4%

iShares Russell 2000 ETF	187,071	30,992,053

iShares Russell Mid-Cap ETF	742,938	44,293,963

Total U.S. Equity		75,286,016

Total Exchange-Traded Funds (Cost $328,415,583)		359,709,835

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $6,214,648)	6,215,000	6,216,643

	SHARES
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $9,944,133)	9,944,133	9,944,133

Total Investments — 99.8% (Cost $1,311,114,708)		1,401,694,330
Other Assets Less Liabilities — 0.2%		2,973,315

NET ASSETS — 100.0%		1,404,667,645

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	182	03/2020	USD	29,411,200	462,850

S&P/TSX 60 Index	42	03/2020	CAD	6,543,144	(3,957)

SPI 200 Index	59	03/2020	AUD	6,841,084	(182,915)

U.S. Treasury 10 Year Note	917	03/2020	USD	117,605,250	(900,179)

					(624,201)

Short Contracts

Australia 10 Year Bond	(271)	03/2020	AUD	(27,186,956)	485,433

EURO STOXX 50 Index	(151)	03/2020	EUR	(6,322,208)	7,947

Euro-Bund	(141)	03/2020	EUR	(26,964,647)	310,851

Long Gilt	(155)	03/2020	GBP	(26,974,022)	83,874

TOPIX Index	(85)	03/2020	JPY	(13,360,164)	31,691

					919,796

					295,595

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 67.2%

Fixed Income — 33.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	21,767,425	257,726,316

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,285,038	18,737,314

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,204,182	18,074,288

JPMorgan High Yield Fund Class R6 Shares (a)	6,919,724	50,306,392

JPMorgan Income Fund Class R6 Shares (a)	719,164	6,925,552

JPMorgan Managed Income Fund Class L Shares (a)	389,202	3,907,593

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	14,488,533	139,234,802

Total Fixed Income		494,912,257

International Equity — 6.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,740,684	102,930,458

U.S. Equity — 27.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,278,241	407,289,455

Total Investment Companies (Cost $931,881,620)		1,005,132,170

Exchange-Traded Funds — 30.5%

Alternative Assets — 3.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	612,506	54,347,658

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	60,746	6,826,028

International Equity — 19.8%

iShares Core MSCI EAFE ETF	4,536,155	295,938,752

U.S. Equity — 6.6%

iShares Russell 2000 ETF	240,216	39,796,585

iShares Russell Mid-Cap ETF	996,572	59,415,622

Total U.S. Equity		99,212,207

Total Exchange-Traded Funds (Cost $417,715,070)		456,324,645

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $6,490,755)	6,491,000	6,492,718

	SHARES
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $20,733,204)	20,733,204	20,733,204

Total Investments — 99.5% (Cost $1,376,820,649)		1,488,682,737
Other Assets Less Liabilities — 0.5%		7,561,835

NET ASSETS — 100.0%		1,496,244,572

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	207	03/2020	USD	33,451,200	512,652

S&P/TSX 60 Index	45	03/2020	CAD	7,010,512	(4,241)

SPI 200 Index	61	03/2020	AUD	7,072,984	(189,115)

U.S. Treasury 10 Year Note	820	03/2020	USD	105,165,000	(880,898)

					(561,602)

Short Contracts

Australia 10 Year Bond	(283)	03/2020	AUD	(28,390,806)	506,847

EURO STOXX 50 Index	(160)	03/2020	EUR	(6,699,028)	8,427

Euro-Bund	(148)	03/2020	EUR	(28,303,318)	326,566

Long Gilt	(162)	03/2020	GBP	(28,192,203)	87,609

TOPIX Index	(89)	03/2020	JPY	(13,988,878)	33,158

					962,607

					401,005

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 63.7%

Fixed Income — 23.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,510,274	53,401,641

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,320,719	163,260,073

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,209,886	9,921,062

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,396,022	11,447,379

JPMorgan High Yield Fund Class R6 Shares (a)	5,392,403	39,202,767

JPMorgan Managed Income Fund Class L Shares (a)	1,192,035	11,968,031

Total Fixed Income		289,200,953

International Equity — 8.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,470,621	98,088,242

U.S. Equity — 32.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,038,946	395,516,121

Total Investment Companies (Cost $714,199,021)		782,805,316

Exchange-Traded Funds — 35.5%

Alternative Assets — 4.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	602,286	53,440,837

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	49,940	5,611,758

International Equity — 23.0%

iShares Core MSCI EAFE ETF	4,341,632	283,248,072

U.S. Equity — 7.7%

iShares Russell 2000 ETF	219,638	36,387,427

iShares Russell Mid-Cap ETF	975,979	58,187,868

Total U.S. Equity		94,575,295

Total Exchange-Traded Funds (Cost $404,449,314)		436,875,962

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $4,005,229)	4,006,000	4,007,060

	SHARES
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $15,294,110)	15,294,110	15,294,110

Total Investments — 100.7% (Cost $1,137,947,674)		1,238,982,448
Liabilities in Excess of Other Assets — (0.7)%		(8,812,694)

NET ASSETS — 100.0%		1,230,169,754

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	154	03/2020	USD	24,886,400	437,817

S&P/TSX 60 Index	36	03/2020	CAD	5,608,409	(3,393)

SPI 200 Index	39	03/2020	AUD	4,522,072	(120,910)

U.S. Treasury 10 Year Note	253	03/2020	USD	32,447,250	(186,166)

					127,348

Short Contracts

Australia 10 Year Bond	(118)	03/2020	AUD	(11,837,863)	211,312

EURO STOXX 50 Index	(128)	03/2020	EUR	(5,359,222)	6,737

Euro-Bund	(61)	03/2020	EUR	(11,665,557)	134,409

Long Gilt	(67)	03/2020	GBP	(11,659,738)	36,342

TOPIX Index	(65)	03/2020	JPY	(10,216,596)	24,310

					413,110

					540,458

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 58.7%

Fixed Income — 13.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,449,305	28,999,771

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,223,194	77,935,991

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	882,832	7,239,220

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	791,363	6,489,175

JPMorgan High Yield Fund Class R6 Shares (a)	3,632,172	26,405,892

JPMorgan Managed Income Fund Class L Shares (a)	650,759	6,533,616

Total Fixed Income		153,603,665

International Equity — 8.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,508,270	98,763,287

U.S. Equity — 36.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,123,245	399,663,634

Total Investment Companies (Cost $583,994,447)		652,030,586

Exchange-Traded Funds — 39.6%

Alternative Assets — 4.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	606,867	53,847,309

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	45,545	5,117,892

International Equity — 25.7%

iShares Core MSCI EAFE ETF	4,371,285	285,182,633

U.S. Equity — 8.6%

iShares Russell 2000 ETF	238,859	39,571,770

iShares Russell Mid-Cap ETF	946,514	56,431,165

Total U.S. Equity		96,002,935

Total Exchange-Traded Funds (Cost $406,174,465)		440,150,769

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $3,478,222)	3,479,000	3,479,921

	SHARES
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $12,214,357)	12,214,357	12,214,357

Total Investments — 99.7% (Cost $1,005,861,491)		1,107,875,633
Other Assets Less Liabilities — 0.3%		3,509,278

NET ASSETS — 100.0%		1,111,384,911

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	137	03/2020	USD	22,139,200	379,107

S&P/TSX 60 Index	33	03/2020	CAD	5,141,042	(3,110)

SPI 200 Index	35	03/2020	AUD	4,058,270	(108,509)

U.S. Treasury 10 Year Note	203	03/2020	USD	26,034,750	(149,494)

					117,994

Short Contracts

Australia 10 Year Bond	(106)	03/2020	AUD	(10,634,012)	189,860

EURO STOXX 50 Index	(118)	03/2020	EUR	(4,940,533)	6,216

Euro-Bund	(55)	03/2020	EUR	(10,518,125)	120,937

Long Gilt	(61)	03/2020	GBP	(10,615,583)	32,770

TOPIX Index	(58)	03/2020	JPY	(9,116,347)	21,761

					371,544

					489,538

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.0%

Fixed Income — 8.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,019,953	12,076,248

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,094,640	34,599,711

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	379,706	3,113,592

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	602,772	4,942,731

JPMorgan High Yield Fund Class R6 Shares (a)	2,278,845	16,567,206

JPMorgan Managed Income Fund Class L Shares (a)	166,211	1,668,759

Total Fixed Income		72,968,247

International Equity — 9.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,654,243	83,450,572

U.S. Equity — 38.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,884,383	338,711,667

Total Investment Companies (Cost $438,393,892)		495,130,486

Exchange-Traded Funds — 42.0%

Alternative Assets — 5.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	510,224	45,272,176

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	35,768	4,019,250

International Equity — 27.3%

iShares Core MSCI EAFE ETF	3,692,750	240,915,010

U.S. Equity — 9.2%

iShares Russell 2000 ETF	198,650	32,910,345

iShares Russell Mid-Cap ETF	807,380	48,135,996

Total U.S. Equity		81,046,341

Total Exchange-Traded Funds (Cost $344,303,844)		371,252,777

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $2,335,202)	2,336,000	2,336,618

	SHARES
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $13,799,282)	13,799,282	13,799,282

Total Investments — 99.9% (Cost $798,832,220)		882,519,163
Other Assets Less Liabilities — 0.1%		852,122

NET ASSETS — 100.0%		883,371,285

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	109	03/2020	USD	17,614,400	299,466

S&P/TSX 60 Index	26	03/2020	CAD	4,050,518	(2,450)

SPI 200 Index	28	03/2020	AUD	3,246,616	(86,807)

U.S. Treasury 10 Year Note	171	03/2020	USD	21,930,750	(125,767)

					84,442

Short Contracts

Australia 10 Year Bond	(84)	03/2020	AUD	(8,426,953)	150,387

EURO STOXX 50 Index	(93)	03/2020	EUR	(3,893,810)	4,902

Euro-Bund	(44)	03/2020	EUR	(8,414,500)	97,206

Long Gilt	(48)	03/2020	GBP	(8,353,245)	26,337

TOPIX Index	(46)	03/2020	JPY	(7,230,207)	17,405

					296,237

					380,679

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.7%

Fixed Income — 8.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	766,855	9,079,558

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,077,956	26,008,724

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	277,003	2,271,427

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	356,000	2,919,202

JPMorgan High Yield Fund Class R6 Shares (a)	1,580,697	11,491,665

JPMorgan Managed Income Fund Class L Shares (a)	210,972	2,118,155

Total Fixed Income		53,888,731

International Equity — 9.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,479,619	62,389,574

U.S. Equity — 38.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,144,930	253,130,557

Total Investment Companies (Cost $327,380,678)		369,408,862

Exchange-Traded Funds — 41.9%

Alternative Assets — 5.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	380,959	33,802,492

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	26,884	3,020,955

International Equity — 27.2%

iShares Core MSCI EAFE ETF	2,760,764	180,112,243

U.S. Equity — 9.1%

iShares Russell 2000 ETF	146,092	24,203,062

iShares Russell Mid-Cap ETF	611,034	36,429,847

Total U.S. Equity		60,632,909

Total Exchange-Traded Funds (Cost $256,722,073)		277,568,599

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,724,293)	1,725,000	1,725,456

	SHARES
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $11,996,279)	11,996,279	11,996,279

Total Investments — 99.7% (Cost $597,823,323)		660,699,196
Other Assets Less Liabilities — 0.3%		2,273,596

NET ASSETS — 100.0%		662,972,792

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	83	03/2020	USD	13,412,800	229,679

S&P/TSX 60 Index	19	03/2020	CAD	2,959,994	(1,791)

SPI 200 Index	21	03/2020	AUD	2,434,962	(65,105)

U.S. Treasury 10 Year Note	136	03/2020	USD	17,442,000	(100,127)

					62,656

Short Contracts

Australia 10 Year Bond	(63)	03/2020	AUD	(6,320,215)	112,860

EURO STOXX 50 Index	(69)	03/2020	EUR	(2,888,956)	3,629

Euro-Bund	(33)	03/2020	EUR	(6,310,875)	72,506

Long Gilt	(36)	03/2020	GBP	(6,264,934)	19,220

TOPIX Index	(35)	03/2020	JPY	(5,501,244)	12,818

					221,033

					283,689

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.4%

Fixed Income — 7.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	411,926	4,877,199

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,665,784	14,075,879

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	195,295	1,601,423

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	176,524	1,447,499

JPMorgan High Yield Fund Class R6 Shares (a)	848,044	6,165,282

JPMorgan Managed Income Fund Class L Shares (a)	56,146	563,706

Total Fixed Income		28,730,988

International Equity — 9.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,897,142	34,015,759

U.S. Equity — 38.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,805,864	138,048,518

Total Investment Companies (Cost $178,738,026)		200,795,265

Exchange-Traded Funds — 41.9%

Alternative Assets — 5.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	211,600	18,775,268

Fixed Income — 0.5%

iShares Core U.S. Aggregate Bond ETF	14,440	1,622,623

International Equity — 27.1%

iShares Core MSCI EAFE ETF	1,505,429	98,214,188

U.S. Equity — 9.1%

iShares Russell 2000 ETF	78,742	13,045,187

iShares Russell Mid-Cap ETF	335,350	19,993,567

Total U.S. Equity		33,038,754

Total Exchange-Traded Funds (Cost $141,201,780)		151,650,833

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $1,065,706)	1,066,000	1,066,282

	SHARES
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $7,248,874)	7,248,874	7,248,874

Total Investments — 99.6% (Cost $328,254,386)		360,761,254
Other Assets Less Liabilities — 0.4%		1,274,943

NET ASSETS — 100.0%		362,036,197

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	43	03/2020	USD	6,948,800	120,990

S&P/TSX 60 Index	10	03/2020	CAD	1,557,892	(942)

SPI 200 Index	11	03/2020	AUD	1,275,456	(34,103)

U.S. Treasury 10 Year Note	73	03/2020	USD	9,362,250	(53,754)

					32,191

Short Contracts

Australia 10 Year Bond	(34)	03/2020	AUD	(3,410,910)	60,965

EURO STOXX 50 Index	(35)	03/2020	EUR	(1,465,412)	1,835

Euro-Bund	(18)	03/2020	EUR	(3,442,295)	39,468

Long Gilt	(20)	03/2020	GBP	(3,480,519)	10,591

TOPIX Index	(19)	03/2020	JPY	(2,986,390)	6,996

					119,855

					152,046

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 54.9%

Fixed Income — 7.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	76,933	910,884

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	278,877	2,356,511

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	26,993	221,344

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	42,253	346,475

JPMorgan High Yield Fund Class R6 Shares (a)	158,873	1,155,006

Total Fixed Income		4,990,220

International Equity — 9.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	321,796	5,769,802

U.S. Equity — 38.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	496,193	24,412,710

Total Investment Companies (Cost $31,534,245)		35,172,732

Exchange-Traded Funds — 41.9%

Alternative Assets — 5.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	37,995	3,371,296

Fixed Income — 0.4%

iShares Core U.S. Aggregate Bond ETF	2,439	274,070

International Equity — 27.1%

iShares Core MSCI EAFE ETF	266,315	17,374,391

U.S. Equity — 9.1%

iShares Russell 2000 ETF	14,238	2,358,810

iShares Russell Mid-Cap ETF	58,697	3,499,515

Total U.S. Equity		5,858,325

Total Exchange-Traded Funds (Cost $25,238,936)		26,878,082

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $260,053)	260,000	260,068

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (c) (Cost $1,645,982)	1,645,982	1,645,982

Total Investments — 99.8% (Cost $58,679,216)		63,956,864
Other Assets Less Liabilities — 0.2%		105,318

NET ASSETS — 100.0%		64,062,182

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2019.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

S&P 500 E-Mini Index	8	03/2020	USD	1,292,800	20,149

S&P/TSX 60 Index	2	03/2020	CAD	311,578	(189)

SPI 200 Index	2	03/2020	AUD	231,901	(6,200)

U.S. Treasury 10 Year Note	11	03/2020	USD	1,410,750	(8,149)

					5,611

Short Contracts

Australia 10 Year Bond	(6)	03/2020	AUD	(601,925)	10,736

EURO STOXX 50 Index	(7)	03/2020	EUR	(293,082)	376

Euro-Bund	(3)	03/2020	EUR	(573,716)	6,730

Long Gilt	(3)	03/2020	GBP	(522,078)	1,785

TOPIX Index	(3)	03/2020	JPY	(471,535)	1,060

					20,687

					26,298

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$128,532,016	$221,282,592	$323,637,228
Investments in affiliates, at value	407,577,399	798,937,892	1,078,057,102
Receivables:
Investment securities sold	—	2,637,318	8,384,736
Fund shares sold	2,349,055	4,257,104	8,909,533
Interest from non-affiliates	17,953	39,923	52,017
Dividends from affiliates	50,641	118,935	85,889
Variation margin on futures contracts	358,287	725,638	840,268
Due from Adviser	26,249	39,407	22,181

Total Assets	538,911,600	1,028,038,809	1,419,988,954

LIABILITIES:
Payables:
Due to custodian	1,219	48,918	23,846
Distributions	33,104	86,452	106,387
Investment securities purchased	8,915,153	8,171,086	11,923,334
Fund shares redeemed	1,324,043	961,277	3,098,543
Accrued liabilities:
Administration fees	18,437	43,448	59,697
Distribution fees	280	6,347	5,279
Service fees	7,691	25,331	28,687
Custodian and accounting fees	5,705	5,572	5,827
Trustees’ and Chief Compliance Officer’s fees	716	649	772
Registration fees	37,119	38,608	24,679
Other	28,398	41,428	44,258

Total Liabilities	10,371,865	9,429,116	15,321,309

Net Assets	$528,539,735	$1,018,609,693	$1,404,667,645

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$499,082,974	$961,447,954	$1,313,702,572
Total distributable earnings (loss)	29,456,761	57,161,739	90,965,073

Total Net Assets	$528,539,735	$1,018,609,693	$1,404,667,645

Net Assets:
Class I	$6,826,354	$13,612,296	$18,773,258
Class R2	49,795	25,964	991,474
Class R3	1,235,318	30,054,183	23,069,481
Class R4	2,237,725	5,022,444	7,567,759
Class R5	66,485,803	181,012,154	217,214,435
Class R6	451,704,740	788,882,652	1,137,051,238

Total	$528,539,735	$1,018,609,693	$1,404,667,645

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	378,919	675,409	865,565
Class R2	2,765	1,286	45,736
Class R3	68,569	1,493,346	1,065,039
Class R4	124,217	248,981	348,548
Class R5	3,691,514	8,978,524	10,010,618
Class R6	25,062,799	39,118,721	52,391,977

Net Asset Value (a):
Class I — Offering and redemption price per share	18.02	20.15	21.69
Class R2 — Offering and redemption price per share	18.01	20.19	21.68
Class R3 — Offering and redemption price per share	18.02	20.13	21.66
Class R4 — Offering and redemption price per share	18.01	20.17	21.71
Class R5 — Offering and redemption price per share	18.01	20.16	21.70
Class R6 — Offering and redemption price per share	18.02	20.17	21.70

Cost of investments in non-affiliates	$115,123,336	$196,487,760	$293,764,521
Cost of investments in affiliates	389,699,949	766,283,468	1,017,350,187

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$408,469,705	$387,442,185	$389,783,381
Investments in affiliates, at value	1,080,213,032	851,540,263	718,092,252
Cash	17,902	7,344	—
Receivables:
Fund shares sold	7,219,671	4,040,279	3,769,040
Interest from non-affiliates	54,327	33,529	29,118
Dividends from affiliates	54,907	41,168	40,586
Variation margin on futures contracts	954,497	822,583	627,902

Total Assets	1,496,984,041	1,243,927,351	1,112,342,279

LIABILITIES:
Payables:
Due to custodian	—	—	3,745
Distributions	119,722	92,510	83,906
Investment securities purchased	—	10,859,344	—
Fund shares redeemed	389,589	2,616,956	657,075
Accrued liabilities:
Investment advisory fees	21,376	32,320	54,992
Administration fees	65,295	51,771	46,921
Distribution fees	5,928	3,281	2,016
Service fees	35,498	21,899	22,023
Custodian and accounting fees	5,726	6,008	6,065
Trustees’ and Chief Compliance Officer’s fees	860	927	873
Registration fees	48,254	28,588	40,250
Other	47,221	43,993	39,502

Total Liabilities	739,469	13,757,597	957,368

Net Assets	$1,496,244,572	$1,230,169,754	$1,111,384,911

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$1,383,847,597	$1,127,449,106	$1,007,574,314
Total distributable earnings (loss)	112,396,975	102,720,648	103,810,597

Total Net Assets	$1,496,244,572	$1,230,169,754	$1,111,384,911

Net Assets:
Class I	$28,776,218	$12,784,194	$16,472,190
Class R2	27,697	28,322	28,948
Class R3	28,068,601	15,649,843	9,633,768
Class R4	10,855,709	12,399,455	9,683,508
Class R5	257,310,985	163,603,485	177,435,987
Class R6	1,171,205,362	1,025,704,455	898,130,510

Total	$1,496,244,572	$1,230,169,754	$1,111,384,911

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	1,256,268	530,491	665,940
Class R2	1,205	1,174	1,169
Class R3	1,227,911	650,405	390,173
Class R4	473,309	513,976	391,204
Class R5	11,230,060	6,784,499	7,170,351
Class R6	51,087,046	42,523,047	36,285,371

Net Asset Value (a):
Class I — Offering and redemption price per share	22.91	24.10	24.74
Class R2 — Offering and redemption price per share	22.99	24.12	24.77
Class R3 — Offering and redemption price per share	22.86	24.06	24.69
Class R4 — Offering and redemption price per share	22.94	24.12	24.75
Class R5 — Offering and redemption price per share	22.91	24.11	24.75
Class R6 — Offering and redemption price per share	22.93	24.12	24.75

Cost of investments in non-affiliates	$371,671,610	$356,737,870	$357,710,575
Cost of investments in affiliates	1,005,149,039	781,209,804	648,150,916

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$328,317,219	$245,491,563	$133,941,847	$23,766,854
Investments in affiliates, at value	554,201,944	415,207,633	226,819,407	40,190,010
Cash	—	7,773	3,890	20,242
Receivables:
Investment securities sold	—	—	—	166,226
Fund shares sold	2,733,906	2,701,621	1,446,485	545,735
Interest from non-affiliates	19,551	14,437	8,922	2,176
Dividends from affiliates	24,817	18,385	10,066	1,204
Variation margin on futures contracts	733,478	361,740	275,880	27,806
Due from Adviser	—	—	—	10,415

Total Assets	886,030,915	663,803,152	362,506,497	64,730,668

LIABILITIES:
Payables:
Due to custodian	24,557	—	—	—
Distributions	60,987	54,061	25,705	6,520
Investment securities purchased	—	—	—	616,390
Fund shares redeemed	2,388,613	620,781	356,469	13,524
Accrued liabilities:
Investment advisory fees	53,208	37,459	14,198	—
Administration fees	35,590	24,814	9,613	—
Distribution fees	1,479	953	391	235
Service fees	14,867	13,055	5,882	763
Custodian and accounting fees	5,953	5,896	5,939	6,567
Trustees’ and Chief Compliance Officer’s fees	920	920	1,178	2,089
Registration fees	40,035	42,971	27,337	2,816
Other	33,421	29,450	23,588	19,582

Total Liabilities	2,659,630	830,360	470,300	668,486

Net Assets	$883,371,285	$662,972,792	$362,036,197	$64,062,182

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$800,358,810	$600,423,385	$329,913,561	$58,912,268
Total distributable earnings (loss)	83,012,475	62,549,407	32,122,636	5,149,914

Total Net Assets	$883,371,285	$662,972,792	$362,036,197	$64,062,182

Net Assets:
Class I	$7,969,308	$7,721,114	$3,490,147	$194,303
Class R2	29,079	29,070	29,108	27,387
Class R3	7,139,434	4,565,760	1,912,809	1,061,778
Class R4	8,562,947	6,902,323	3,453,842	435,841
Class R5	121,686,812	111,192,211	51,144,053	5,763,906
Class R6	737,983,705	532,562,314	302,006,238	56,578,967

Total	$883,371,285	$662,972,792	$362,036,197	$64,062,182

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	318,220	309,271	140,714	10,112
Class R2	1,161	1,164	1,173	1,427
Class R3	285,674	183,113	77,292	55,393
Class R4	341,890	276,421	139,313	22,674
Class R5	4,857,448	4,454,125	2,061,930	300,382
Class R6	29,429,852	21,319,392	12,166,802	2,947,346

Net Asset Value (a):
Class I — Offering and redemption price per share	25.04	24.97	24.80	19.21
Class R2 — Offering and redemption price per share	25.05	24.98	24.82	19.20
Class R3 — Offering and redemption price per share	24.99	24.93	24.75	19.17
Class R4 — Offering and redemption price per share	25.05	24.97	24.79	19.22
Class R5 — Offering and redemption price per share	25.05	24.96	24.80	19.19
Class R6 — Offering and redemption price per share	25.08	24.98	24.82	19.20

Cost of investments in non-affiliates	$302,875,274	$225,786,930	$124,087,354	$22,222,125
Cost of investments in affiliates	495,956,946	372,036,393	204,167,032	36,457,091

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17,495	$36,267	$44,559
Interest income from affiliates	1	5	6
Dividend income from non-affiliates	1,798,685	3,231,976	3,836,559
Dividend income from affiliates	5,507,258	11,116,403	14,151,528

Total investment income	7,323,439	14,384,651	18,032,652

EXPENSES:
Investment advisory fees	585,668	1,164,191	1,542,954
Administration fees	175,701	349,259	462,889
Distribution fees:
Class R2	122	101	2,424
Class R3	1,320	38,173	29,164
Service fees:
Class I	9,217	20,534	23,386
Class R2	61	50	1,212
Class R3	1,320	38,173	29,164
Class R4	2,796	5,888	9,171
Class R5	33,451	91,437	102,643
Custodian and accounting fees	13,035	13,356	13,682
Interest expense to affiliates	539	1,334	1,296
Professional fees	21,251	23,259	24,944
Trustees’ and Chief Compliance Officer’s fees	14,033	14,806	15,405
Printing and mailing costs	8,281	11,310	10,928
Registration and filing fees	64,666	66,545	86,693
Transfer agency fees (See Note 2.G.)	6,793	6,816	8,431
Other	5,911	10,213	11,528

Total expenses	944,165	1,855,445	2,375,914

Less fees waived	(670,939)	(1,286,125)	(1,696,508)
Less expense reimbursements	(171,560)	(270,805)	(182,545)

Net expenses	101,666	298,515	496,861

Net investment income (loss)	7,221,773	14,086,136	17,535,791

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	818,181	640,808	347,355
Investments in affiliates	1,907,350	3,588,804	4,519,440
Futures contracts	(69,660)	1,357,133	3,226,314
Foreign currency transactions	10,976	(5,025)	2,528

Net realized gain (loss)	2,666,847	5,581,720	8,095,637

Distributions of capital gains received from investment company affiliates	642,976	1,495,431	2,156,179

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,019,116	10,592,046	16,966,913
Investments in affiliates	5,695,733	12,591,205	28,174,467
Futures contracts	142,215	183,633	(490,604)
Foreign currency translations	(6,400)	8,366	6,104

Change in net unrealized appreciation/depreciation	9,850,664	23,375,250	44,656,880

Net realized/unrealized gains (losses)	13,160,487	30,452,401	54,908,696

Change in net assets resulting from operations	$20,382,260	$44,538,537	$72,444,487

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$45,693	$36,785	$33,474
Interest income from affiliates	46	4	5
Dividend income from non-affiliates	4,691,735	4,401,479	4,473,168
Dividend income from affiliates	13,671,982	10,428,801	8,585,503

Total investment income	18,409,456	14,867,069	13,092,150

EXPENSES:
Investment advisory fees	1,632,802	1,334,415	1,215,579
Administration fees	489,843	400,326	364,675
Distribution fees:
Class R2	511	105	145
Class R3	34,491	18,526	10,877
Service fees:
Class I	35,309	16,004	20,572
Class R2	255	52	73
Class R3	34,491	18,526	10,877
Class R4	12,044	14,284	11,443
Class R5	122,685	75,759	83,868
Custodian and accounting fees	13,835	13,760	13,825
Interest expense to affiliates	1,719	1,470	1,557
Professional fees	25,310	24,190	23,660
Trustees’ and Chief Compliance Officer’s fees	15,641	15,346	15,109
Printing and mailing costs	14,323	14,930	15,114
Registration and filing fees	70,169	80,438	66,957
Transfer agency fees (See Note 2.G.)	8,747	7,967	8,028
Other	11,512	13,117	10,149

Total expenses	2,523,687	2,049,215	1,872,508

Less fees waived	(1,741,663)	(1,315,194)	(1,064,954)
Less expense reimbursements	(4,866)	(5,199)	(5,140)

Net expenses	777,158	728,822	802,414

Net investment income (loss)	17,632,298	14,138,247	12,289,736

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(617,462)	261,665	856,408
Investments in affiliates	4,038,927	2,682,712	1,787,005
Futures contracts	3,013,436	2,834,710	2,162,534
Foreign currency transactions	(10,128)	12,122	15,157

Net realized gain (loss)	6,424,773	5,791,209	4,821,104

Distributions of capital gains received from investment company affiliates	2,093,155	1,141,447	1,049,981

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	23,264,752	21,387,547	21,059,836
Investments in affiliates	38,932,576	38,232,584	39,752,559
Futures contracts	(311,018)	51,911	106,324
Foreign currency translations	10,502	(10,060)	(13,731)

Change in net unrealized appreciation/depreciation	61,896,812	59,661,982	60,904,988

Net realized/unrealized gains (losses)	70,414,740	66,594,638	66,776,073

Change in net assets resulting from operations	$88,047,038	$80,732,885	$79,065,809

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$26,551	$21,219	$11,222	$1,039
Interest income from affiliates	3	1	1	1
Dividend income from non-affiliates	3,731,914	2,817,920	1,508,044	262,072
Dividend income from affiliates	6,443,438	4,796,865	2,548,050	433,090

Total investment income	10,201,906	7,636,005	4,067,317	696,202

EXPENSES:
Investment advisory fees	958,441	715,256	377,631	62,593
Administration fees	287,534	214,578	113,290	18,778
Distribution fees:
Class R2	90	109	109	78
Class R3	7,743	4,736	1,743	1,171
Service fees:
Class I	9,652	9,563	4,065	520
Class R2	45	54	54	39
Class R3	7,743	4,737	1,743	1,171
Class R4	9,760	7,809	3,892	482
Class R5	56,139	52,191	23,597	2,388
Custodian and accounting fees	13,627	13,407	13,410	13,345
Interest expense to affiliates	1,318	1,061	518	—
Professional fees	22,526	21,756	20,842	20,341
Trustees’ and Chief Compliance Officer’s fees	14,831	14,476	14,269	14,332
Printing and mailing costs	13,155	12,973	10,930	4,992
Registration and filing fees	64,611	63,706	66,342	50,787
Transfer agency fees (See Note 2.G.)	6,870	6,365	5,227	3,151
Other	10,295	6,568	5,093	2,277

Total expenses	1,484,380	1,149,345	662,755	196,445

Less fees waived	(798,194)	(626,755)	(392,005)	(81,752)
Less expense reimbursements	(4,505)	(4,468)	(3,404)	(69,788)

Net expenses	681,681	518,122	267,346	44,905

Net investment income (loss)	9,520,225	7,117,883	3,799,971	651,297

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	394,566	318,987	21,246	25,590
Investments in affiliates	1,395,881	812,631	411,309	50,296
Futures contracts	1,276,689	1,009,769	501,432	17,711
Foreign currency transactions	6,619	8,267	1,259	202

Net realized gain (loss)	3,073,755	2,149,654	935,246	93,799

Distributions of capital gains received from investment company affiliates	845,032	632,745	341,972	59,515

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	17,973,701	13,665,454	7,629,091	1,304,550
Investments in affiliates	33,730,414	25,648,927	13,865,645	2,402,657
Futures contracts	(50,950)	(46,610)	43,333	26,298
Foreign currency translations	(5,551)	(5,896)	(640)	388

Change in net unrealized appreciation/depreciation	51,647,614	39,261,875	21,537,429	3,733,893

Net realized/unrealized gains (losses)	55,566,401	42,044,274	22,814,647	3,887,207

Change in net assets resulting from operations	$65,086,626	$49,162,157	$26,614,618	$4,538,504

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,221,773	$12,859,917	$14,086,136	$23,345,570
Net realized gain (loss)	2,666,847	(4,600,425)	5,581,720	(6,775,037)
Distributions of capital gains received from investment company affiliates	642,976	298,120	1,495,431	694,910
Change in net unrealized appreciation/depreciation	9,850,664	22,079,164	23,375,250	33,334,370

Change in net assets resulting from operations	20,382,260	30,636,776	44,538,537	50,599,813

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(252)	—	(119)
Class C (a)	—	(190)	—	(88)
Class I	(98,302)	(460,311)	(222,795)	(1,280,092)
Class R2	(554)	(2,286)	(260)	(2,808)
Class R3	(15,801)	(28,325)	(407,276)	(1,869,130)
Class R4	(30,825)	(240,379)	(72,046)	(620,191)
Class R5	(966,432)	(3,680,771)	(2,812,820)	(11,007,209)
Class R6	(6,265,461)	(19,947,899)	(11,918,041)	(33,814,759)

Total distributions to shareholders	(7,377,375)	(24,360,413)	(15,433,238)	(48,594,396)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	90,563,448	32,027,833	135,804,576	104,625,354

NET ASSETS:
Change in net assets	103,568,333	38,304,196	164,909,875	106,630,771
Beginning of period	424,971,402	386,667,206	853,699,818	747,069,047

End of period	$528,539,735	$424,971,402	$1,018,609,693	$853,699,818

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,535,791	$27,868,951	$17,632,298	$27,246,385
Net realized gain (loss)	8,095,637	(5,390,370)	6,424,773	(2,410,491)
Distributions of capital gains received from investment company affiliates	2,156,179	968,601	2,093,155	1,084,827
Change in net unrealized appreciation/depreciation	44,656,880	41,836,008	61,896,812	41,149,630

Change in net assets resulting from operations	72,444,487	65,283,190	88,047,038	67,070,351

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(102)	—	(90)
Class C (a)	—	(69)	—	(56)
Class I	(302,409)	(1,151,813)	(468,396)	(1,528,440)
Class R2	(13,369)	(39,791)	(291)	(31,272)
Class R3	(341,777)	(1,187,337)	(421,488)	(1,274,869)
Class R4	(120,014)	(895,040)	(169,100)	(1,410,468)
Class R5	(3,563,565)	(9,427,714)	(4,306,071)	(12,728,686)
Class R6	(18,524,728)	(41,334,119)	(19,248,807)	(42,296,140)

Total distributions to shareholders	(22,865,862)	(54,035,985)	(24,614,153)	(59,270,021)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	241,621,432	232,788,202	250,133,547	264,705,993

NET ASSETS:
Change in net assets	291,200,057	244,035,407	313,566,432	272,506,323
Beginning of period	1,113,467,588	869,432,181	1,182,678,140	910,171,817

End of period	$1,404,667,645	$1,113,467,588	$1,496,244,572	$1,182,678,140

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,138,247	$21,223,912	$12,289,736	$18,555,133
Net realized gain (loss)	5,791,209	(1,429,027)	4,821,104	(374,290)
Distributions of capital gains received from investment company affiliates	1,141,447	942,396	1,049,981	914,021
Change in net unrealized appreciation/depreciation	59,661,982	33,079,034	60,904,988	29,298,793

Change in net assets resulting from operations	80,732,885	53,816,315	79,065,809	48,393,657

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(77)	—	(69)
Class C (a)	—	(43)	—	(34)
Class I	(196,680)	(746,801)	(250,699)	(1,088,105)
Class R2	(304)	(2,114)	(304)	(4,692)
Class R3	(218,003)	(637,403)	(131,561)	(396,487)
Class R4	(184,466)	(1,229,673)	(143,447)	(1,125,273)
Class R5	(2,556,644)	(7,314,483)	(2,770,339)	(9,215,500)
Class R6	(16,104,015)	(35,966,849)	(13,974,790)	(34,531,351)

Total distributions to shareholders	(19,260,112)	(45,897,443)	(17,271,140)	(46,361,511)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	211,221,353	222,916,459	164,572,470	214,037,591

NET ASSETS:
Change in net assets	272,694,126	230,835,331	226,367,139	216,069,737
Beginning of period	957,475,628	726,640,297	885,017,772	668,948,035

End of period	$1,230,169,754	$957,475,628	$1,111,384,911	$885,017,772

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,520,225	$14,279,976	$7,117,883	$10,416,853
Net realized gain (loss)	3,073,755	(3,683,349)	2,149,654	(1,855,583)
Distributions of capital gains received from investment company affiliates	845,032	710,839	632,745	518,814
Change in net unrealized appreciation/depreciation	51,647,614	25,868,210	39,261,875	18,270,555

Change in net assets resulting from operations	65,086,626	37,175,676	49,162,157	27,350,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(64)	—	(64)
Class C (a)	—	(30)	—	(30)
Class I	(101,173)	(414,950)	(104,600)	(505,275)
Class R2	(262)	(1,629)	(266)	(2,800)
Class R3	(79,519)	(232,901)	(54,659)	(98,416)
Class R4	(105,326)	(655,961)	(90,601)	(566,587)
Class R5	(1,584,534)	(5,070,505)	(1,553,180)	(5,024,680)
Class R6	(9,742,124)	(24,848,177)	(7,418,175)	(17,958,259)

Total distributions to shareholders	(11,612,938)	(31,224,217)	(9,221,481)	(24,156,111)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	138,372,798	175,520,063	109,277,288	142,507,742

NET ASSETS:
Change in net assets	191,846,486	181,471,522	149,217,964	145,702,270
Beginning of period	691,524,799	510,053,277	513,754,828	368,052,558

End of period	$883,371,285	$691,524,799	$662,972,792	$513,754,828

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,799,971	$5,208,167	$651,297	$667,498
Net realized gain (loss)	935,246	(1,351,327)	93,799	(135,359)
Distributions of capital gains received from investment company affiliates	341,972	253,953	59,515	31,331
Change in net unrealized appreciation/depreciation	21,537,429	9,596,315	3,733,893	1,531,854

Change in net assets resulting from operations	26,614,618	13,707,108	4,538,504	2,095,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(63)	—	(60)
Class C (a)	—	(29)	—	(29)
Class I	(42,354)	(146,510)	(3,408)	(28,903)
Class R2	(227)	(2,037)	(248)	(823)
Class R3	(19,870)	(35,532)	(11,554)	(19,179)
Class R4	(40,580)	(158,605)	(5,182)	(18,059)
Class R5	(641,557)	(1,827,435)	(71,375)	(66,645)
Class R6	(3,754,785)	(8,074,664)	(702,878)	(764,996)

Total distributions to shareholders	(4,499,373)	(10,244,875)	(794,645)	(898,694)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	79,194,309	86,203,689	19,207,215	26,050,653

NET ASSETS:
Change in net assets	101,309,554	89,665,922	22,951,074	27,247,283
Beginning of period	260,726,643	171,060,721	41,111,108	13,863,825

End of period	$362,036,197	$260,726,643	$64,062,182	$41,111,108

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$252	$—	$119
Cost of shares redeemed	—	(45,393)	—	(23,550)

Change in net assets resulting from Class A capital transactions	$—	$(45,141)	$—	$(23,431)

Class C (a)
Distributions reinvested	$—	$190	$—	$88
Cost of shares redeemed	—	(44,378)	—	(22,968)

Change in net assets resulting from Class C capital transactions	$—	$(44,188)	$—	$(22,880)

Class I
Proceeds from shares issued	$249,236	$815,928	$454,772	$1,635,832
Distributions reinvested	98,302	460,311	222,795	1,280,092
Cost of shares redeemed	(1,176,742)	(7,408,177)	(4,679,554)	(11,783,549)

Change in net assets resulting from Class I capital transactions	$(829,204)	$(6,131,938)	$(4,001,987)	$(8,867,625)

Class R2
Proceeds from shares issued	$—	$—	$3,122	$45,299
Distributions reinvested	554	2,286	260	2,808
Cost of shares redeemed	—	—	(48,915)	(1,380)

Change in net assets resulting from Class R2 capital transactions	$554	$2,286	$(45,533)	$46,727

Class R3
Proceeds from shares issued	$681,987	$—	$1,263,296	$40,934,703
Distributions reinvested	13,768	28,325	405,341	1,869,130
Cost of shares redeemed	(59,426)	(61,923)	(3,541,651)	(14,337,065)

Change in net assets resulting from Class R3 capital transactions	$636,329	$(33,598)	$(1,873,014)	$28,466,768

Class R4
Proceeds from shares issued	$157,370	$2,403,138	$585,551	$6,128,817
Distributions reinvested	30,825	240,379	72,045	620,191
Cost of shares redeemed	(302,104)	(4,812,884)	(413,825)	(12,087,178)

Change in net assets resulting from Class R4 capital transactions	$(113,909)	$(2,169,367)	$243,771	$(5,338,170)

Class R5
Proceeds from shares issued	$10,314,332	$10,724,080	$10,089,897	$25,116,397
Distributions reinvested	962,382	3,666,923	2,812,820	11,007,209
Cost of shares redeemed	(9,367,472)	(34,695,428)	(20,310,405)	(67,650,688)

Change in net assets resulting from Class R5 capital transactions	$1,909,242	$(20,304,425)	$(7,407,688)	$(31,527,082)

Class R6
Proceeds from shares issued	$131,884,288	$266,863,512	$208,929,031	$304,012,060
Distributions reinvested	6,210,377	19,868,786	11,768,629	33,615,067
Cost of shares redeemed	(49,134,229)	(225,978,094)	(71,808,633)	(215,736,080)

Change in net assets resulting from Class R6 capital transactions	$88,960,436	$60,754,204	$148,889,027	$121,891,047

Total change in net assets resulting from capital transactions	$90,563,448	$32,027,833	$135,804,576	$104,625,354

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	14	—	6
Redeemed	—	(2,638)	—	(1,223)

Change in Class A Shares	—	(2,624)	—	(1,217)

Class C (a)
Reinvested	—	11	—	4
Redeemed	—	(2,583)	—	(1,194)

Change in Class C Shares	—	(2,572)	—	(1,190)

Class I
Issued	14,040	47,193	22,969	84,606
Reinvested	5,510	27,281	11,175	68,674
Redeemed	(65,955)	(428,573)	(234,089)	(614,103)

Change in Class I Shares	(46,405)	(354,099)	(199,945)	(460,823)

Class R2
Issued	—	—	159	2,338
Reinvested	31	136	13	151
Redeemed	—	—	(2,504)	(75)

Change in Class R2 Shares	31	136	(2,332)	2,414

Class R3
Issued	38,840	—	64,139	2,129,540
Reinvested	771	1,686	20,324	101,262
Redeemed	(3,322)	(3,505)	(179,666)	(763,922)

Change in Class R3 Shares	36,289	(1,819)	(95,203)	1,466,880

Class R4
Issued	8,869	137,856	29,524	315,018
Reinvested	1,727	14,380	3,604	33,434
Redeemed	(17,134)	(290,724)	(21,000)	(664,977)

Change in Class R4 Shares	(6,538)	(138,488)	12,128	(316,525)

Class R5
Issued	584,170	620,782	509,344	1,307,381
Reinvested	53,933	218,023	140,856	589,535
Redeemed	(528,674)	(2,006,985)	(1,024,922)	(3,487,459)

Change in Class R5 Shares	109,429	(1,168,180)	(374,722)	(1,590,543)

Class R6
Issued	7,400,867	15,833,951	10,527,907	15,995,955
Reinvested	347,446	1,180,661	588,649	1,798,086
Redeemed	(2,765,466)	(13,141,789)	(3,622,470)	(11,245,801)

Change in Class R6 Shares	4,982,847	3,872,823	7,494,086	6,548,240

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$101	$—	$90
Cost of shares redeemed	—	(24,003)	—	(24,501)

Change in net assets resulting from Class A capital transactions	$—	$(23,902)	$—	$(24,411)

Class C (a)
Distributions reinvested	$—	$69	$—	$56
Cost of shares redeemed	—	(23,449)	—	(23,927)

Change in net assets resulting from Class C capital transactions	$—	$(23,380)	$—	$(23,871)

Class I
Proceeds from shares issued	$1,574,408	$7,165,149	$1,500,431	$7,225,356
Distributions reinvested	277,667	1,133,767	467,303	1,524,904
Cost of shares redeemed	(2,207,186)	(13,547,562)	(3,458,430)	(12,348,144)

Change in net assets resulting from Class I capital transactions	$(355,111)	$(5,248,646)	$(1,490,696)	$(3,597,884)

Class R2
Proceeds from shares issued	$13,277	$101,884	$6,772	$704,746
Distributions reinvested	13,369	39,791	291	31,272
Cost of shares redeemed	(31,007)	(9,239)	(564,181)	(156,703)

Change in net assets resulting from Class R2 capital transactions	$(4,361)	$132,436	$(557,118)	$579,315

Class R3
Proceeds from shares issued	$1,831,569	$32,660,793	$1,992,838	$27,395,003
Distributions reinvested	335,387	1,181,833	355,436	1,229,216
Cost of shares redeemed	(3,830,354)	(12,223,019)	(2,542,523)	(7,832,146)

Change in net assets resulting from Class R3 capital transactions	$(1,663,398)	$21,619,607	$(194,249)	$20,792,073

Class R4
Proceeds from shares issued	$870,224	$9,311,607	$2,289,623	$12,092,151
Distributions reinvested	120,014	895,040	169,100	1,410,468
Cost of shares redeemed	(1,613,385)	(19,296,960)	(1,123,609)	(27,814,986)

Change in net assets resulting from Class R4 capital transactions	$(623,147)	$(9,090,313)	$1,335,114	$(14,312,367)

Class R5
Proceeds from shares issued	$20,913,048	$41,905,465	$16,526,074	$40,035,814
Distributions reinvested	3,563,565	9,427,714	4,306,069	12,728,686
Cost of shares redeemed	(11,951,246)	(54,028,811)	(12,045,855)	(68,310,271)

Change in net assets resulting from Class R5 capital transactions	$12,525,367	$(2,695,632)	$8,786,288	$(15,545,771)

Class R6
Proceeds from shares issued	$307,635,405	$383,514,411	$308,409,150	$407,707,355
Distributions reinvested	18,330,487	41,122,450	19,055,968	42,078,850
Cost of shares redeemed	(94,223,810)	(196,518,829)	(85,210,910)	(172,947,296)

Change in net assets resulting from Class R6 capital transactions	$231,742,082	$228,118,032	$242,254,208	$276,838,909

Total change in net assets resulting from capital transactions	$241,621,432	$232,788,202	$250,133,547	$264,705,993

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	5	—	4
Redeemed	—	(1,181)	—	(1,145)

Change in Class A Shares	—	(1,176)	—	(1,141)

Class C (a)
Reinvested	—	3	—	3
Redeemed	—	(1,155)	—	(1,120)

Change in Class C Shares	—	(1,152)	—	(1,117)

Class I
Issued	74,477	344,626	67,291	336,030
Reinvested	12,934	57,515	20,635	74,116
Redeemed	(103,657)	(660,000)	(155,584)	(572,494)

Change in Class I Shares	(16,246)	(257,859)	(67,658)	(162,348)

Class R2
Issued	630	5,137	308	31,820
Reinvested	622	2,021	13	1,530
Redeemed	(1,497)	(470)	(26,142)	(7,455)

Change in Class R2 Shares	(245)	6,688	(25,821)	25,895

Class R3
Issued	86,953	1,609,243	90,433	1,283,435
Reinvested	15,638	60,515	15,716	60,443
Redeemed	(182,374)	(617,679)	(113,965)	(376,250)

Change in Class R3 Shares	(79,783)	1,052,079	(7,816)	967,628

Class R4
Issued	41,120	451,999	102,234	554,452
Reinvested	5,583	45,596	7,451	69,205
Redeemed	(76,473)	(1,006,550)	(50,954)	(1,408,224)

Change in Class R4 Shares	(29,770)	(508,955)	58,731	(784,567)

Class R5
Issued	988,957	2,056,301	745,898	1,878,227
Reinvested	165,852	476,564	190,083	619,047
Redeemed	(566,094)	(2,618,319)	(543,527)	(3,162,412)

Change in Class R5 Shares	588,715	(85,454)	392,454	(665,138)

Class R6
Issued	14,472,036	18,922,407	13,838,988	19,214,323
Reinvested	852,527	2,077,071	840,075	2,042,047
Redeemed	(4,440,226)	(9,668,574)	(3,838,510)	(8,105,104)

Change in Class R6 Shares	10,884,337	11,330,904	10,840,553	13,151,266

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$77	$—	$69
Cost of shares redeemed	—	(24,884)	—	(25,200)

Change in net assets resulting from Class A capital transactions	$—	$(24,807)	$—	$(25,131)

Class C (a)
Distributions reinvested	$—	$43	$—	$34
Cost of shares redeemed	—	(24,299)	—	(24,609)

Change in net assets resulting from Class C capital transactions	$—	$(24,256)	$—	$(24,575)

Class I
Proceeds from shares issued	$1,035,576	$3,037,965	$1,758,251	$2,716,487
Distributions reinvested	195,621	743,443	248,338	1,079,643
Cost of shares redeemed	(2,140,721)	(7,161,886)	(2,633,115)	(9,529,053)

Change in net assets resulting from Class I capital transactions	$(909,524)	$(3,380,478)	$(626,526)	$(5,732,923)

Class R2
Proceeds from shares issued	$1,384	$44,006	$5,406	$96,934
Distributions reinvested	304	2,114	304	4,691
Cost of shares redeemed	(47,152)	(1,971)	(97,359)	(6,899)

Change in net assets resulting from Class R2 capital transactions	$(45,464)	$44,149	$(91,649)	$94,726

Class R3
Proceeds from shares issued	$1,636,701	$16,428,438	$1,408,199	$9,399,360
Distributions reinvested	192,532	616,407	94,186	377,677
Cost of shares redeemed	(1,124,779)	(4,025,498)	(423,621)	(2,785,016)

Change in net assets resulting from Class R3 capital transactions	$704,454	$13,019,347	$1,078,764	$6,992,021

Class R4				––
Proceeds from shares issued	$1,313,138	$13,551,207	$1,309,010	$9,641,058
Distributions reinvested	184,466	1,229,673	143,447	1,125,273
Cost of shares redeemed	(859,192)	(24,060,420)	(1,502,311)	(18,374,128)

Change in net assets resulting from Class R4 capital transactions	$638,412	$(9,279,540)	$(49,854)	$(7,607,797)

Class R5
Proceeds from shares issued	$15,804,265	$27,118,383	$11,621,648	$32,549,498
Distributions reinvested	2,555,813	7,314,116	2,770,339	9,215,500
Cost of shares redeemed	(6,276,099)	(41,171,929)	(8,865,634)	(44,129,351)

Change in net assets resulting from Class R5 capital transactions	$12,083,979	$(6,739,430)	$5,526,353	$(2,364,353)

Class R6
Proceeds from shares issued	$250,736,834	$322,105,789	$204,951,589	$298,502,337
Distributions reinvested	15,948,691	35,781,006	13,851,875	34,404,382
Cost of shares redeemed	(67,936,029)	(128,585,321)	(60,068,082)	(110,201,096)

Change in net assets resulting from Class R6 capital transactions	$198,749,496	$229,301,474	$158,735,382	$222,705,623

Total change in net assets resulting from capital transactions	$211,221,353	$222,916,459	$164,572,470	$214,037,591

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,119)	—	(1,104)

Change in Class A Shares	—	(1,116)	—	(1,101)

Class C (a)
Reinvested	—	2	—	2
Redeemed	—	(1,094)	—	(1,080)

Change in Class C Shares	—	(1,092)	—	(1,078)

Class I
Issued	44,986	134,134	73,448	118,514
Reinvested	8,225	34,899	10,184	50,063
Redeemed	(91,907)	(319,350)	(109,523)	(421,451)

Change in Class I Shares	(38,696)	(150,317)	(25,891)	(252,874)

Class R2
Issued	59	2,100	231	4,200
Reinvested	13	99	12	218
Redeemed	(2,110)	(91)	(4,291)	(293)

Change in Class R2 Shares	(2,038)	2,108	(4,048)	4,125

Class R3
Issued	71,781	740,057	60,313	412,791
Reinvested	8,096	29,235	3,859	17,694
Redeemed	(48,921)	(185,322)	(18,124)	(128,530)

Change in Class R3 Shares	30,956	583,970	46,048	301,955

Class R4
Issued	56,349	602,549	55,484	419,198
Reinvested	7,741	58,086	5,868	52,433
Redeemed	(37,169)	(1,175,568)	(64,558)	(885,467)

Change in Class R4 Shares	26,921	(514,933)	(3,206)	(413,836)

Class R5
Issued	681,847	1,219,414	491,483	1,428,259
Reinvested	107,351	342,845	113,463	426,333
Redeemed	(272,403)	(1,849,605)	(372,126)	(1,954,045)

Change in Class R5 Shares	516,795	(287,346)	232,820	(99,453)

Class R6
Issued	10,769,929	14,571,981	8,626,082	13,200,070
Reinvested	669,449	1,672,824	566,972	1,587,485
Redeemed	(2,926,694)	(5,787,162)	(2,538,255)	(4,858,693)

Change in Class R6 Shares	8,512,684	10,457,643	6,654,799	9,928,862

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$64	$—	$64
Cost of shares redeemed	—	(25,225)	—	(25,276)

Change in net assets resulting from Class A capital transactions	$—	$(25,161)	$—	$(25,212)

Class C (a)
Distributions reinvested	$—	$30	$—	$30
Cost of shares redeemed	—	(24,629)	—	(24,683)

Change in net assets resulting from Class C capital transactions	$—	$(24,599)	$—	$(24,653)

Class I
Proceeds from shares issued	$1,077,284	$2,436,144	$747,516	$2,561,731
Distributions reinvested	101,159	414,940	104,600	505,274
Cost of shares redeemed	(1,054,099)	(8,829,494)	(1,210,432)	(11,616,585)

Change in net assets resulting from Class I capital transactions	$124,344	$(5,978,410)	$(358,316)	$(8,549,580)

Class R2
Proceeds from shares issued	$1,612	$24,798	$3,194	$49,130
Distributions reinvested	262	1,629	266	2,799
Cost of shares redeemed	(26,349)	(411)	(52,018)	(742)

Change in net assets resulting from Class R2 capital transactions	$(24,475)	$26,016	$(48,558)	$51,187

Class R3
Proceeds from shares issued	$1,342,091	$6,747,796	$1,368,962	$3,404,559
Distributions reinvested	60,779	223,775	33,394	91,432
Cost of shares redeemed	(356,180)	(1,788,447)	(164,350)	(1,019,430)

Change in net assets resulting from Class R3 capital transactions	$1,046,690	$5,183,124	$1,238,006	$2,476,561

Class R4
Proceeds from shares issued	$1,037,038	$8,380,593	$881,995	$6,381,155
Distributions reinvested	105,326	655,961	90,601	566,587
Cost of shares redeemed	(946,837)	(12,237,851)	(405,642)	(10,376,250)

Change in net assets resulting from Class R4 capital transactions	$195,527	$(3,201,297)	$566,954	$(3,428,508)

Class R5
Proceeds from shares issued	$11,419,980	$26,577,703	$8,521,308	$25,599,447
Distributions reinvested	1,584,534	5,070,505	1,553,180	5,024,680
Cost of shares redeemed	(4,715,681)	(31,238,713)	(5,811,739)	(25,338,258)

Change in net assets resulting from Class R5 capital transactions	$8,288,833	$409,495	$4,262,749	$5,285,869

Class R6
Proceeds from shares issued	$168,215,193	$243,249,999	$134,072,713	$196,481,386
Distributions reinvested	9,648,467	24,723,248	7,345,906	17,855,956
Cost of shares redeemed	(49,121,781)	(88,842,352)	(37,802,166)	(67,615,264)

Change in net assets resulting from Class R6 capital transactions	$128,741,879	$179,130,895	$103,616,453	$146,722,078

Total change in net assets resulting from capital transactions	$138,372,798	$175,520,063	$109,277,288	$142,507,742

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,108)	—	(1,110)

Change in Class A Shares	—	(1,105)	—	(1,107)

Class C (a)
Reinvested	—	1	—	1
Redeemed	—	(1,083)	—	(1,085)

Change in Class C Shares	—	(1,082)	—	(1,084)

Class I
Issued	45,141	106,432	31,447	110,748
Reinvested	4,106	19,052	4,255	23,300
Redeemed	(43,915)	(383,922)	(50,884)	(507,892)

Change in Class I Shares	5,332	(258,438)	(15,182)	(373,844)

Class R2
Issued	68	1,087	135	2,114
Reinvested	11	75	11	129
Redeemed	(1,157)	(19)	(2,287)	(32)

Change in Class R2 Shares	(1,078)	1,143	(2,141)	2,211

Class R3
Issued	56,369	296,718	58,497	152,620
Reinvested	2,466	10,415	1,356	4,252
Redeemed	(14,891)	(81,204)	(6,926)	(45,667)

Change in Class R3 Shares	43,944	225,929	52,927	111,205

Class R4
Issued	43,297	366,258	37,143	278,379
Reinvested	4,268	30,373	3,679	26,322
Redeemed	(40,294)	(584,339)	(17,213)	(497,614)

Change in Class R4 Shares	7,271	(187,708)	23,609	(192,913)

Class R5
Issued	478,647	1,170,744	358,286	1,125,328
Reinvested	64,269	233,051	63,166	231,835
Redeemed	(196,484)	(1,382,085)	(243,349)	(1,124,574)

Change in Class R5 Shares	346,432	21,710	178,103	232,589

Class R6
Issued	7,008,483	10,675,934	5,623,591	8,629,547
Reinvested	390,798	1,132,285	298,332	821,188
Redeemed	(2,055,464)	(3,907,263)	(1,588,750)	(2,974,620)

Change in Class R6 Shares	5,343,817	7,900,956	4,333,173	6,476,115

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$63	$—	$60
Cost of shares redeemed	—	(25,235)	—	(23,653)

Change in net assets resulting from Class A capital transactions	$—	$(25,172)	$—	$(23,593)

Class C (a)
Distributions reinvested	$—	$29	$—	$29
Cost of shares redeemed	—	(24,678)	—	(23,389)

Change in net assets resulting from Class C capital transactions	$—	$(24,649)	$—	$(23,360)

Class I
Proceeds from shares issued	$984,125	$2,309,511	$37,667	$202,963
Distributions reinvested	42,354	146,510	3,408	28,903
Cost of shares redeemed	(666,935)	(5,364,823)	(401,657)	(897,579)

Change in net assets resulting from Class I capital transactions	$359,544	$(2,908,802)	$(360,582)	$(665,713)

Class R2
Proceeds from shares issued	$4,199	$47,517	$599	$14,964
Distributions reinvested	227	2,036	248	823
Cost of shares redeemed	(51,117)	(1,401)	(15,854)	(102)

Change in net assets resulting from Class R2 capital transactions	$(46,691)	$48,152	$(15,007)	$15,685

Class R3
Proceeds from shares issued	$820,118	$1,348,811	$186,301	$678,761
Distributions reinvested	11,286	32,373	11,371	19,179
Cost of shares redeemed	(213,765)	(321,928)	(31,094)	(159,152)

Change in net assets resulting from Class R3 capital transactions	$617,639	$1,059,256	$166,578	$538,788

Class R4
Proceeds from shares issued	$645,712	$3,040,332	$122,181	$666,238
Distributions reinvested	40,580	158,605	5,182	18,059
Cost of shares redeemed	(426,018)	(2,623,501)	(78,698)	(1,166,887)

Change in net assets resulting from Class R4 capital transactions	$260,274	$575,436	$48,665	$(482,590)

Class R5
Proceeds from shares issued	$6,558,364	$16,700,195	$1,585,606	$3,849,097
Distributions reinvested	641,557	1,827,435	71,331	66,547
Cost of shares redeemed	(3,334,517)	(14,070,863)	(367,111)	(533,006)

Change in net assets resulting from Class R5 capital transactions	$3,865,404	$4,456,767	$1,289,826	$3,382,638

Class R6
Proceeds from shares issued	$91,249,686	$111,938,645	$23,350,211	$28,825,673
Distributions reinvested	3,724,157	8,040,291	693,670	759,437
Cost of shares redeemed	(20,835,704)	(36,956,235)	(5,966,146)	(6,276,312)

Change in net assets resulting from Class R6 capital transactions	$74,138,139	$83,022,701	$18,077,735	$23,308,798

Total change in net assets resulting from capital transactions	$79,194,309	$86,203,689	$19,207,215	$26,050,653

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,126)	—	(1,386)

Change in Class A Shares	—	(1,123)	—	(1,383)

Class C (a)
Reinvested	—	1	—	1
Redeemed	—	(1,103)	—	(1,373)

Change in Class C Shares	—	(1,102)	—	(1,372)

Class I
Issued	41,801	101,579	2,058	11,775
Reinvested	1,737	6,767	183	1,744
Redeemed	(28,174)	(237,238)	(21,866)	(51,877)

Change in Class I Shares	15,364	(128,892)	(19,625)	(38,358)

Class R2
Issued	180	2,106	33	869
Reinvested	9	94	13	49
Redeemed	(2,269)	(61)	(908)	(6)

Change in Class R2 Shares	(2,080)	2,139	(862)	912

Class R3
Issued	34,302	60,061	10,153	39,542
Reinvested	462	1,518	601	1,148
Redeemed	(8,883)	(14,957)	(1,677)	(9,033)

Change in Class R3 Shares	25,881	46,622	9,077	31,657

Class R4
Issued	27,426	132,994	6,687	38,166
Reinvested	1,663	7,400	274	1,075
Redeemed	(18,069)	(125,422)	(4,306)	(71,349)

Change in Class R4 Shares	11,020	14,972	2,655	(32,108)

Class R5
Issued	277,821	742,312	86,612	222,710
Reinvested	26,306	84,740	3,772	3,886
Redeemed	(140,578)	(631,195)	(20,154)	(32,650)

Change in Class R5 Shares	163,549	195,857	70,230	193,946

Class R6
Issued	3,861,244	4,952,480	1,274,211	1,666,599
Reinvested	152,374	371,470	36,654	44,720
Redeemed	(880,222)	(1,642,796)	(325,748)	(366,452)

Change in Class R6 Shares	3,133,396	3,681,154	985,117	1,344,867

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$17.52	$0.25	(g)	$0.50	$0.75	$(0.25)	$—	$(0.25)
Year Ended June 30, 2019	17.53	0.45	(g)	0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42	(g)	0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	17.51	0.21	(g)	0.49	0.70	(0.20)	—	(0.20)
Year Ended June 30, 2019	17.53	0.39	(g)	0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34	(g)	0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.52	0.24	(g)	0.49	0.73	(0.23)	—	(0.23)
Year Ended June 30, 2019	17.54	0.43	(g)	0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31	(g)	0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	17.52	0.25	(g)	0.49	0.74	(0.25)	—	(0.25)
Year Ended June 30, 2019	17.52	0.49	(g)	0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46	(g)	0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	17.51	0.26	(g)	0.50	0.76	(0.26)	—	(0.26)
Year Ended June 30, 2019	17.53	0.50	(g)	0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50	(g)	0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	17.52	0.28	(g)	0.49	0.77	(0.27)	—	(0.27)
Year Ended June 30, 2019	17.54	0.52	(g)	0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48	(g)	0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$18.02	4.28%	$6,826,354	0.27%	2.75%		0.64%	28%
17.52	5.67	7,450,254	0.27	2.62		0.65	57
17.53	4.09	13,663,281	0.28	2.37		0.70	51
17.25	6.70	14,964,684	0.29	2.19	(h)	0.90	35
16.50	2.39	7,797,395	0.42	2.03		0.98	52
16.47	0.77	5,847,907	0.41	1.90		1.02	24

18.01	4.02	49,795	0.77	2.30		2.19	28
17.51	5.13	47,876	0.77	2.28		1.16	57
17.53	3.57	45,542	0.78	1.90		1.47	51
17.25	6.18	43,979	0.79	1.73	(h)	2.06	35
16.50	1.97	20,690	0.82	1.65		3.39	52
16.47	0.35	57,882	0.81	1.41		1.62	24

18.02	4.19	1,235,318	0.53	2.68		0.89	28
17.52	5.38	565,671	0.52	2.51		0.91	57
17.54	3.81	598,153	0.52	1.72		0.92	51
17.24	0.25	20,052	0.55	4.09	(h)	0.99	35

18.01	4.22	2,237,725	0.27	2.80		0.64	28
17.52	5.66	2,290,390	0.27	2.86		0.65	57
17.52	4.10	4,716,203	0.28	2.61		0.67	51
17.24	0.28	20,057	0.30	4.35	(h)	0.74	35

18.01	4.36	66,485,803	0.12	2.94		0.48	28
17.51	5.80	62,731,515	0.12	2.88		0.50	57
17.53	4.21	83,274,278	0.13	2.80		0.53	51
17.26	6.94	28,747,350	0.13	2.35	(h)	0.69	35
16.50	2.58	19,314,726	0.22	2.19		0.80	52
16.47	0.95	22,682,759	0.20	2.02		0.87	24

18.02	4.41	451,704,740	0.02	3.13		0.38	28
17.52	5.90	351,885,696	0.02	3.00		0.40	57
17.54	4.35	284,278,659	0.03	2.71		0.44	51
17.26	6.97	155,018,550	0.04	2.59	(h)	0.60	35
16.51	2.64	31,351,683	0.17	2.29		0.69	52
16.48	0.99	20,191,251	0.16	2.08		0.77	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$19.53	$0.26		$0.65		$0.91	$(0.27)	$(0.02)	$(0.29)
Year Ended June 30, 2019	19.63	0.50		0.53		1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		—	(i)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37		(0.06)		0.31	(0.35)	(0.08)	(0.43)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	19.52	0.17		0.70		0.87	(0.18)	(0.02)	(0.20)
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		—	(i)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28		(0.05)		0.23	(0.27)	(0.08)	(0.35)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	19.51	0.25		0.64		0.89	(0.25)	(0.02)	(0.27)
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	19.55	0.28		0.64		0.92	(0.28)	(0.02)	(0.30)
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	19.54	0.29		0.64		0.93	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01		0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40		(0.06)		0.34	(0.38)	(0.08)	(0.46)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	19.55	0.31		0.63		0.94	(0.30)	(0.02)	(0.32)
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		—	(i)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40		(0.04)		0.36	(0.39)	(0.08)	(0.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$20.15	4.71%	$13,612,296	0.27%	2.66%		0.61%	22%
19.53	5.66	17,098,156	0.28	2.61		0.62	33
19.63	5.32	26,228,824	0.30	2.41		0.64	55
19.09	9.05	24,528,197	0.31	2.24	(h)	0.71	33
17.89	2.16	20,196,469	0.44	2.18		0.79	48
17.91	1.71	14,807,138	0.42	2.06		0.78	17

20.19	4.48	25,964	0.77	1.70		1.35	22
19.52	5.12	70,631	0.78	2.40		1.19	33
19.64	4.79	23,638	0.80	1.90		1.42	55
19.10	8.57	22,558	0.81	1.73	(h)	1.88	33
17.89	1.74	20,787	0.84	1.76		3.20	48
17.91	1.29	62,995	0.82	1.55		1.36	17

20.13	4.59	30,054,183	0.52	2.49		0.86	22
19.51	5.42	30,987,775	0.52	3.03		0.87	33
19.62	5.07	2,386,995	0.53	2.23		0.89	55
19.08	0.39	20,081	0.57	4.85	(h)	0.89	33

20.17	4.72	5,022,444	0.27	2.81		0.61	22
19.55	5.67	4,631,069	0.28	2.88		0.63	33
19.62	5.32	10,857,049	0.29	2.66		0.64	55
19.08	0.41	20,085	0.31	5.11	(h)	0.63	33

20.16	4.79	181,012,154	0.12	2.90		0.46	22
19.54	5.83	182,770,467	0.13	2.84		0.47	33
19.64	5.49	214,924,361	0.14	2.95		0.49	55
19.10	9.22	51,332,121	0.14	2.39	(h)	0.51	33
17.90	2.41	53,660,447	0.24	2.33		0.60	48
17.91	1.89	58,510,251	0.22	2.19		0.60	17

20.17	4.85	788,882,652	0.02	3.10		0.36	22
19.55	5.99	618,141,720	0.03	2.99		0.37	33
19.64	5.57	492,600,914	0.05	2.74		0.39	55
19.10	9.31	295,436,687	0.06	2.62	(h)	0.43	33
17.90	2.41	97,198,855	0.19	2.40		0.51	48
17.92	2.00	75,032,153	0.17	2.21		0.53	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$20.85	$0.27	(g)	$0.92	$1.19	$(0.27)	$(0.08)	$(0.35)
Year Ended June 30, 2019	20.77	0.51	(g)	0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47	(g)	0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	20.84	0.22	(g)	0.92	1.14	(0.22)	(0.08)	(0.30)
Year Ended June 30, 2019	20.76	0.43	(g)	0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43	(g)	0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	20.82	0.24	(g)	0.92	1.16	(0.24)	(0.08)	(0.32)
Year Ended June 30, 2019	20.75	0.61	(g)	0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46	(g)	0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	20.87	0.27	(g)	0.92	1.19	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2019	20.76	0.55	(g)	0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53	(g)	0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	20.86	0.29	(g)	0.92	1.21	(0.29)	(0.08)	(0.37)
Year Ended June 30, 2019	20.78	0.56	(g)	0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58	(g)	0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		— (j)	0.38	(0.38)	(0.07)	(0.45)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	20.86	0.31	(g)	0.91	1.22	(0.30)	(0.08)	(0.38)
Year Ended June 30, 2019	20.78	0.59	(g)	0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56	(g)	0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$21.69	5.73%	$18,773,258	0.30%	2.53%		0.61%	18%
20.85	5.89	18,383,704	0.29	2.52		0.62	25
20.77	6.27	23,667,720	0.31	2.27		0.64	57
20.00	10.90	25,137,860	0.32	2.16	(h)	0.74	21
18.42	1.73	21,966,302	0.45	2.19		0.82	45
18.51	1.89	14,107,981	0.43	2.02		0.82	14

21.68	5.47	991,474	0.80	2.03		1.12	18
20.84	5.38	958,167	0.79	2.10		1.12	25
20.76	5.72	815,793	0.80	2.02		1.14	57
20.00	10.35	22,895	0.82	1.65	(h)	1.89	21
18.42	1.31	20,748	0.85	1.68		3.22	45
18.51	1.46	65,072	0.83	1.49		1.39	14

21.66	5.60	23,069,481	0.55	2.25		0.85	18
20.82	5.64	23,836,383	0.54	3.01		0.87	25
20.75	5.94	1,924,841	0.54	2.20		0.87	57
20.00	0.55	20,106	0.58	5.34	(h)	0.94	21

21.71	5.72	7,567,759	0.30	2.54		0.61	18
20.87	5.90	7,895,629	0.29	2.71		0.62	25
20.76	6.23	18,420,250	0.30	2.54		0.63	57
20.00	0.57	20,111	0.33	5.60	(h)	0.69	21

21.70	5.80	217,214,435	0.15	2.72		0.45	18
20.86	6.05	196,513,224	0.14	2.74		0.47	25
20.78	6.45	197,523,933	0.16	2.76		0.48	57
20.01	11.07	55,475,443	0.16	2.31	(h)	0.53	21
18.43	1.92	51,575,522	0.25	2.25		0.62	45
18.52	2.07	57,570,135	0.22	2.17		0.63	14

21.70	5.85	1,137,051,238	0.05	2.90		0.35	18
20.86	6.15	865,880,481	0.04	2.88		0.37	25
20.78	6.54	627,031,292	0.06	2.67		0.38	57
20.01	11.16	274,383,280	0.07	2.57	(h)	0.44	21
18.43	1.97	84,808,931	0.20	2.37		0.52	45
18.52	2.17	57,094,878	0.18	2.19		0.55	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$21.85	$0.27		$1.17	$1.44	$(0.27)	$(0.11)	$(0.38)
Year Ended June 30, 2019	21.89	0.50		0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37		0.02	0.39	(0.35)	(0.08)	(0.43)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	21.86	0.02		1.36	1.38	(0.14)	(0.11)	(0.25)
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28		0.03	0.31	(0.27)	(0.08)	(0.35)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	21.81	0.24		1.16	1.40	(0.24)	(0.11)	(0.35)
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	21.88	0.27		1.17	1.44	(0.27)	(0.11)	(0.38)
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	21.86	0.29		1.15	1.44	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40		0.03	0.43	(0.39)	(0.08)	(0.47)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	21.87	0.31		1.16	1.47	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41		0.04	0.45	(0.40)	(0.08)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.91	6.59%	$28,776,218	0.33%	2.39%		0.60%	17%
21.85	5.76	28,932,577	0.32	2.35		0.62	17
21.89	7.32	32,534,033	0.33	2.17		0.64	54
20.86	12.77	28,167,353	0.33	2.07	(h)	0.73	22
18.88	1.04	20,672,603	0.45	2.09		0.81	52
19.09	2.07	16,278,094	0.43	1.93		0.80	14

22.99	6.29	27,697	0.82	0.20		1.15	17
21.86	5.24	590,828	0.82	1.93		1.13	17
21.90	6.78	24,757	0.83	1.66		1.39	54
20.87	12.20	23,190	0.83	1.56	(h)	1.88	22
18.89	0.62	20,665	0.85	1.61		3.21	52
19.10	1.65	66,965	0.83	1.44		1.36	14

22.86	6.42	28,068,601	0.58	2.13		0.85	17
21.81	5.50	26,949,640	0.57	2.73		0.87	17
21.87	7.05	5,862,143	0.57	2.26		0.88	54
20.85	0.61	20,123	0.59	5.80	(h)	0.89	22

22.94	6.58	10,855,709	0.33	2.44		0.60	17
21.88	5.75	9,072,008	0.32	2.62		0.62	17
21.88	7.33	26,232,678	0.33	2.39		0.63	54
20.85	0.63	20,128	0.33	6.06	(h)	0.64	22

22.91	6.62	257,310,985	0.18	2.56		0.45	17
21.86	5.93	236,899,032	0.17	2.57		0.47	17
21.90	7.50	251,868,228	0.18	2.71		0.48	54
20.87	12.94	67,784,124	0.17	2.24	(h)	0.52	22
18.89	1.23	59,159,371	0.25	2.19		0.62	52
19.10	2.26	72,055,507	0.23	2.09		0.62	14

22.93	6.71	1,171,205,362	0.08	2.77		0.35	17
21.87	6.03	880,234,055	0.07	2.76		0.37	17
21.91	7.58	593,600,518	0.08	2.56		0.38	54
20.88	13.03	290,130,815	0.08	2.54	(h)	0.44	22
18.90	1.28	77,474,074	0.20	2.30		0.52	52
19.11	2.36	54,851,499	0.18	2.13		0.53	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$22.80	$0.27	(g)	$1.40	$1.67	$(0.27)	$(0.10)	$(0.37)
Year Ended June 30, 2019	22.78	0.48	(g)	0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48	(g)	1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	22.78	0.12	(g)	1.48	1.60	(0.16)	(0.10)	(0.26)
Year Ended June 30, 2019	22.79	0.42	(g)	0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36	(g)	1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	22.77	0.24	(g)	1.39	1.63	(0.24)	(0.10)	(0.34)
Year Ended June 30, 2019	22.77	0.62	(g)	0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44	(g)	1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	22.83	0.28	(g)	1.38	1.66	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2019	22.78	0.56	(g)	0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54	(g)	1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	22.82	0.29	(g)	1.39	1.68	(0.29)	(0.10)	(0.39)
Year Ended June 30, 2019	22.80	0.55	(g)	0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60	(g)	1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	22.82	0.32	(g)	1.38	1.70	(0.30)	(0.10)	(0.40)
Year Ended June 30, 2019	22.80	0.58	(g)	0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57	(g)	1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$24.10	7.34%	$12,784,194	0.36%	2.27%		0.62%	9%
22.80	5.73	12,978,596	0.35	2.16		0.63	16
22.78	8.09	16,393,126	0.34	2.08		0.65	52
21.54	13.99	14,352,807	0.34	2.05	(h)	0.80	24
19.28	0.62	10,229,764	0.45	2.00		0.89	53
19.57	2.14	12,247,862	0.43	1.94		0.88	14

24.12	7.04	28,322	0.86	1.07		1.37	9
22.78	5.20	73,150	0.85	1.90		1.19	16
22.79	7.55	25,147	0.85	1.56		1.40	52
21.55	13.48	23,383	0.84	1.52	(h)	1.91	24
19.28	0.21	20,613	0.85	1.56		3.26	53
19.57	1.72	68,472	0.83	1.39		1.44	14

24.06	7.18	15,649,843	0.61	2.09		0.86	9
22.77	5.47	14,104,107	0.60	2.81		0.88	16
22.77	7.79	807,987	0.59	1.91		0.88	52
21.54	0.69	20,135	0.60	6.15	(h)	0.94	24

24.12	7.29	12,399,455	0.36	2.36		0.61	9
22.83	5.74	11,117,857	0.35	2.52		0.62	16
22.78	8.09	22,824,531	0.35	2.32		0.64	52
21.54	0.71	20,139	0.35	6.40	(h)	0.69	24

24.11	7.37	163,603,485	0.21	2.51		0.46	9
22.82	5.89	143,006,735	0.20	2.45		0.47	16
22.80	8.26	149,444,580	0.20	2.60		0.49	52
21.56	14.21	45,299,205	0.18	2.19	(h)	0.57	24
19.29	0.81	38,009,777	0.25	2.18		0.67	53
19.58	2.33	39,097,276	0.23	2.09		0.71	14

24.12	7.47	1,025,704,455	0.11	2.70		0.36	9
22.82	5.99	776,195,183	0.10	2.61		0.37	16
22.80	8.35	537,094,603	0.09	2.47		0.39	52
21.56	14.31	218,256,416	0.09	2.49	(h)	0.47	24
19.29	0.86	67,700,314	0.20	2.29		0.56	53
19.58	2.43	44,103,932	0.18	2.10		0.60	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$23.27	$0.26		$1.59	$1.85	$(0.27)	$(0.11)	$(0.38)
Year Ended June 30, 2019	23.43	0.47		0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37		0.07	0.44	(0.35)	(0.06)	(0.41)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.25	0.07		1.71	1.78	(0.15)	(0.11)	(0.26)
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27		0.08	0.35	(0.27)	(0.06)	(0.33)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.24	0.24		1.56	1.80	(0.24)	(0.11)	(0.35)
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	23.29	0.26		1.58	1.84	(0.27)	(0.11)	(0.38)
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.28	0.28		1.58	1.86	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41		0.07	0.48	(0.39)	(0.06)	(0.45)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.29	0.31		1.56	1.87	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42		0.07	0.49	(0.40)	(0.06)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$24.74	7.95%	$16,472,190	0.39%	2.16%		0.62%	7%
23.27	5.62	16,102,073	0.37	2.04		0.63	18
23.43	8.87	22,131,738	0.36	2.02		0.65	52
21.99	15.35	18,130,080	0.34	1.97	(h)	0.78	19
19.44	0.18	14,121,513	0.45	1.99		0.88	56
19.82	2.24	14,767,955	0.43	1.86		0.89	12

24.77	7.67	28,948	0.89	0.55		1.29	7
23.25	5.12	121,307	0.87	1.98		1.17	18
23.43	8.33	25,582	0.86	1.49		1.40	52
21.99	14.78	23,616	0.84	1.45	(h)	1.91	19
19.44	(0.23)	20,577	0.85	1.51		3.28	56
19.82	1.77	69,287	0.83	1.37		1.45	12

24.69	7.75	9,633,768	0.64	2.03		0.86	7
23.24	5.38	7,995,936	0.62	2.79		0.88	18
23.42	8.62	987,427	0.61	1.81		0.88	52
21.98	0.73	20,145	0.60	6.48	(h)	0.89	19

24.75	7.90	9,683,508	0.39	2.21		0.61	7
23.29	5.63	9,186,164	0.36	2.40		0.63	18
23.42	8.88	18,926,546	0.36	2.28		0.64	52
21.98	0.75	20,150	0.35	6.73	(h)	0.64	19

24.75	8.03	177,435,987	0.24	2.37		0.46	7
23.28	5.79	161,533,089	0.22	2.36		0.48	18
23.44	9.04	164,942,816	0.21	2.62		0.49	52
22.00	15.52	43,882,327	0.19	2.12	(h)	0.57	19
19.45	0.37	36,208,196	0.25	2.14		0.69	56
19.83	2.43	37,700,436	0.23	2.06		0.72	12

24.75	8.03	898,130,510	0.14	2.59		0.36	7
23.29	5.94	690,079,203	0.12	2.52		0.38	18
23.44	9.13	461,882,871	0.11	2.40		0.39	52
22.00	15.62	237,133,554	0.09	2.50	(h)	0.46	19
19.45	0.42	59,798,924	0.20	2.27		0.57	56
19.83	2.48	37,529,276	0.18	2.09		0.61	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$23.43	$0.26	(g)	$1.66	$1.92	$(0.26)	$(0.05)	$(0.31)
Year Ended June 30, 2019	23.39	0.41	(g)	0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46	(g)	1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.41	0.13	(g)	1.73	1.86	(0.17)	(0.05)	(0.22)
Year Ended June 30, 2019	23.39	0.43	(g)	0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.38	0.24	(g)	1.65	1.89	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2019	23.37	0.62	(g)	0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45	(g)	1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	23.43	0.26	(g)	1.67	1.93	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2019	23.37	0.54	(g)	0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54	(g)	1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.43	0.28	(g)	1.67	1.95	(0.28)	(0.05)	(0.33)
Year Ended June 30, 2019	23.40	0.53	(g)	0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60	(g)	1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.46	0.30	(g)	1.66	1.96	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2019	23.42	0.57	(g)	0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$25.04	8.24%	$7,969,308	0.41%	2.17%		0.62%	8%
23.43	5.58	7,329,886	0.38	1.80		0.64	21
23.39	9.01	13,360,800	0.36	1.97		0.67	49
21.92	15.33	12,837,389	0.34	1.99	(h)	0.90	17
19.38	0.27	7,930,339	0.45	2.06		1.05	54
19.74	2.19	6,897,792	0.43	1.95		1.10	15

25.05	7.98	29,079	0.91	1.12		1.43	8
23.41	5.08	52,411	0.88	1.88		1.23	21
23.39	8.42	25,627	0.86	1.47		1.42	49
21.93	14.81	23,634	0.84	1.46	(h)	1.99	17
19.38	(0.15)	20,592	0.85	1.51		3.39	54
19.74	1.77	69,190	0.83	1.37		1.67	15

24.99	8.13	7,139,434	0.66	2.03		0.86	8
23.38	5.31	5,651,934	0.63	2.74		0.91	21
23.37	8.75	369,207	0.62	1.89		0.90	49
21.91	0.72	20,148	0.60	6.56	(h)	0.94	17

25.05	8.28	8,562,947	0.40	2.20		0.61	8
23.43	5.61	7,839,682	0.38	2.37		0.64	21
23.37	8.98	12,208,843	0.36	2.27		0.65	49
21.91	0.75	20,152	0.35	6.82	(h)	0.69	17

25.05	8.36	121,686,812	0.25	2.34		0.46	8
23.43	5.72	105,707,764	0.23	2.32		0.49	21
23.40	9.19	105,034,052	0.21	2.54		0.50	49
21.93	15.49	30,788,480	0.19	2.14	(h)	0.66	17
19.39	0.46	23,904,086	0.25	2.16		0.83	54
19.75	2.44	23,577,304	0.23	2.07		0.94	15

25.08	8.40	737,983,705	0.15	2.53		0.36	8
23.46	5.87	564,943,122	0.13	2.49		0.39	21
23.42	9.27	379,003,604	0.11	2.37		0.41	49
21.95	15.65	149,787,358	0.09	2.56	(h)	0.54	17
19.40	0.51	35,978,570	0.20	2.31		0.68	54
19.76	2.48	19,533,673	0.18	2.15		0.79	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$23.37	$0.25	(g)	$1.68	$1.93	$(0.26)	$(0.07)	$(0.33)
Year Ended June 30, 2019	23.40	0.40	(g)	0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47	(g)	1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.34	0.10	(g)	1.77	1.87	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2019	23.40	0.44	(g)	0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.35	0.25	(g)	1.63	1.88	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2019	23.39	0.54	(g)	0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41	(g)	1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	23.38	0.26	(g)	1.66	1.92	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2019	23.39	0.53	(g)	0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53	(g)	1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.37	0.28	(g)	1.66	1.94	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2019	23.40	0.53	(g)	0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63	(g)	1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.38	0.31	(g)	1.65	1.96	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2019	23.42	0.57	(g)	0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$24.97	8.31%	$7,721,114	0.40%	2.11%		0.63%	7%
23.37	5.60	7,583,053	0.37	1.72		0.66	21
23.40	9.00	16,338,881	0.36	2.00		0.70	50
21.93	15.43	13,337,416	0.34	1.99	(h)	0.96	17
19.37	0.27	8,769,180	0.45	2.01		1.18	60
19.73	2.14	6,897,259	0.43	1.88		1.25	11

24.98	8.02	29,070	0.90	0.83		1.37	7
23.34	5.12	77,137	0.88	1.95		1.22	21
23.40	8.46	25,610	0.86	1.46		1.45	50
21.93	14.80	23,613	0.84	1.44	(h)	2.05	17
19.38	(0.15)	20,565	0.85	1.51		3.54	60
19.74	1.78	69,207	0.83	1.38		1.82	11

24.93	8.11	4,565,760	0.66	2.12		0.87	7
23.35	5.37	3,039,482	0.63	2.41		0.94	21
23.39	8.74	444,018	0.62	1.72		0.92	50
21.92	0.73	20,147	0.60	6.57	(h)	0.92	17

24.97	8.26	6,902,323	0.40	2.21		0.63	7
23.38	5.62	5,909,947	0.38	2.32		0.65	21
23.39	9.01	10,425,169	0.36	2.25		0.68	50
21.92	0.75	20,151	0.35	6.82	(h)	0.67	17

24.96	8.34	111,192,211	0.25	2.32		0.47	7
23.37	5.80	99,930,390	0.23	2.33		0.50	21
23.40	9.13	94,635,664	0.21	2.66		0.52	50
21.94	15.58	20,970,084	0.19	2.10	(h)	0.72	17
19.38	0.46	17,568,136	0.25	2.17		0.99	60
19.74	2.38	15,617,460	0.23	2.06		1.09	11

24.98	8.44	532,562,314	0.15	2.55		0.38	7
23.38	5.85	397,214,819	0.13	2.50		0.41	21
23.42	9.26	246,131,968	0.11	2.39		0.44	50
21.95	15.69	118,550,411	0.09	2.57	(h)	0.58	17
19.39	0.51	22,544,112	0.21	2.41		0.83	60
19.75	2.43	9,591,809	0.18	2.20		0.92	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$23.18	$0.26	(g)	$1.66	$1.92	$(0.26)	$(0.04)	$(0.30)
Year Ended June 30, 2019	23.01	0.39	(g)	0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46	(g)	1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(g)(i)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	23.16	0.10	(g)	1.75	1.85	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2019	23.01	0.44	(g)	0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34	(g)	1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(g)(i)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	23.14	0.27	(g)	1.61	1.88	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	22.99	0.62	(g)	0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42	(g)	1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	23.17	0.26	(g)	1.66	1.92	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	22.99	0.54	(g)	0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55	(g)	1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	23.18	0.28	(g)	1.65	1.93	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2019	23.01	0.54	(g)	0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58	(g)	1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(g)(i)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	23.20	0.31	(g)	1.63	1.94	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2019	23.03	0.57	(g)	0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56	(g)	1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(g)(i)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$24.80	8.31%		$3,490,147	0.40%	2.22%		0.70%	7%
23.18	5.57		2,906,169	0.38	1.72		0.73	21
23.01	8.93		5,848,930	0.36	2.02		0.86	48
21.58	15.28		4,419,527	0.34	2.03	(i)	1.38	16
19.09	0.43		3,553,395	0.45	1.96		1.66	53
19.40	2.29		2,132,476	0.43	1.89		2.58	16

24.82	8.01		29,108	0.90	0.81		1.43	7
23.16	5.10		75,324	0.88	1.94		1.29	21
23.01	8.38		25,637	0.86	1.46		1.59	48
21.58	14.70		23,657	0.84	1.46	(i)	2.43	16
19.09	0.00	(j)	20,625	0.85	1.51		4.02	53
19.40	1.87		68,954	0.83	1.38		3.28	16

24.75	8.17		1,912,809	0.66	2.24		0.92	7
23.14	5.38		1,189,614	0.63	2.79		1.02	21
22.99	8.61		110,116	0.62	1.79		1.06	48
21.57	0.73		20,142	0.60	6.54	(i)	1.03	16

24.79	8.31		3,453,842	0.40	2.21		0.67	7
23.17	5.62		2,973,001	0.38	2.38		0.72	21
22.99	8.89		2,605,586	0.37	2.34		0.78	48
21.57	0.75		20,147	0.35	6.80	(i)	0.78	16

24.80	8.38		51,144,053	0.25	2.33		0.52	7
23.18	5.77		44,011,421	0.23	2.38		0.57	21
23.01	9.05		39,178,390	0.21	2.52		0.64	48
21.59	15.49		11,354,942	0.19	2.15	(i)	1.12	16
19.09	0.56		8,126,493	0.25	2.17		1.46	53
19.41	2.48		6,710,477	0.23	2.13		2.43	16

24.82	8.43		302,006,238	0.15	2.57		0.42	7
23.20	5.87		209,571,114	0.13	2.53		0.47	21
23.03	9.23		123,240,861	0.11	2.41		0.55	48
21.59	15.54		41,752,071	0.09	2.62	(i)	0.94	16
19.10	0.66		8,100,832	0.21	2.52		1.33	53
19.41	2.52		2,025,206	0.18	2.24		2.01	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2060 Fund
Class I
Six Months Ended December 31, 2019 (Unaudited)	$17.96	$0.13		$1.35	$1.48	$(0.19)	$(0.04)	$(0.23)
Year Ended June 30, 2019	17.49	0.32		0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	— (h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—	(0.30)

Class R2
Six Months Ended December 31, 2019 (Unaudited)	17.94	0.12		1.32	1.44	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	— (h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—	(0.23)

Class R3
Six Months Ended December 31, 2019 (Unaudited)	17.92	0.18		1.28	1.46	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	— (h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—	(0.10)

Class R4
Six Months Ended December 31, 2019 (Unaudited)	17.97	0.20		1.29	1.49	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	— (h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—	(0.10)

Class R5
Six Months Ended December 31, 2019 (Unaudited)	17.94	0.23		1.27	1.50	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	— (h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—	(0.32)

Class R6
Six Months Ended December 31, 2019 (Unaudited)	17.95	0.24		1.27	1.51	(0.22)	(0.04)	(0.26)
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	— (h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.21	8.26%	$194,303	0.41%		1.41%		1.12%		7%
17.96	5.83	534,035	0.38		1.87		1.53		34
17.49	9.18	1,191,200	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,010,299	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

19.20	8.01	27,387	0.91		1.26		1.66		7
17.94	5.28	41,053	0.89		1.68		2.20		34
17.49	8.63	24,087	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22,175	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

19.17	8.19	1,061,778	0.66		2.00		1.27		7
17.92	5.51	830,174	0.64		2.25		1.58		34
17.48	8.85	256,273	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20,143	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

19.22	8.29	435,841	0.41		2.22		1.03		7
17.97	5.80	359,791	0.38		2.37		1.58		34
17.48	9.13	911,346	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20,148	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

19.19	8.39	5,763,906	0.26		2.46		0.87		7
17.94	5.95	4,129,109	0.24		3.33		1.18		34
17.49	9.36	633,283	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49,248	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

19.20	8.43	56,578,967	0.16		2.65		0.76		7
17.95	6.09	35,216,946	0.14		2.62		1.10		34
17.49	9.45	10,799,459	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076,023	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$533,963,848	$2,145,567	$—	$536,109,415

Appreciation in Other Financial Instruments
Futures Contracts (a)	$673,122	$14,803	$—	$687,925

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(387,444)	$(68,206)	$—	$(455,650)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,015,449,222	$4,771,262	$—	$1,020,220,484

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,524,782	$29,244	$—	$1,554,026

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(722,571)	$(133,311)	$—	$(855,882)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,395,477,687	$6,216,643	$—	$1,401,694,330

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,343,008	$39,638	$—	$1,382,646

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(904,136)	$(182,915)	$—	$(1,087,051)

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,482,190,019	$6,492,718	$—	$1,488,682,737

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,433,674	$41,585	$—	$1,475,259

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(885,139)	$(189,115)	$—	$(1,074,254)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,234,975,388	$4,007,060	$—	$1,238,982,448

Appreciation in Other Financial Instruments
Futures Contracts (a)	$819,880	$31,047	$—	$850,927

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(189,559)	$(120,910)	$—	$(310,469)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,104,395,712	$3,479,921	$—	$1,107,875,633

Appreciation in Other Financial Instruments
Futures Contracts (a)	$722,674	$27,977	$—	$750,651

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(152,604)	$(108,509)	$—	$(261,113)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$880,182,545	$2,336,618	$—	$882,519,163

Appreciation in Other Financial Instruments
Futures Contracts (a)	$573,396	$22,307	$—	$595,703

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(128,217)	$(86,807)	$—	$(215,024)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$658,973,740	$1,725,456	$—	$660,699,196

Appreciation in Other Financial Instruments
Futures Contracts (a)	$434,265	$16,447	$—	$450,712

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(101,918)	$(65,105)	$—	$(167,023)

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$359,694,972	$1,066,282	$—	$360,761,254

Appreciation in Other Financial Instruments
Futures Contracts (a)	$232,014	$8,831	$—	$240,845

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(54,696)	$(34,103)	$—	$(88,799)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$63,696,796	$260,068	$—	$63,956,864

Appreciation in Other Financial Instruments
Futures Contracts (a)	$39,400	$1,436	$—	$40,836

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(8,338)	$(6,200)	$—	$(14,538)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and U.S. Treasury Notes held as initial margin for futures contracts.

There were no transfers into or out of level 3 for the six months ended December 31, 2019.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below.

JPMorgan SmartRetirement Blend Income Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$6,065,740	$8,450,773	$4,975,554	$23,397	$414,131	$9,978,487	112,459	$129,755	$9,551
JPMorgan Core Bond Fund Class R6 Shares (a)	100,253,822	22,891,546	13,583,607	(130,584)	383,180	109,814,357	9,274,861	1,521,295	498,691
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,705,798	367,526	41,589,381	2,114,644	(1,598,587)	—	—	367,526	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,177,872	934,222	—	—	8,477	9,120,571	1,112,265	223,028	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,096,396	1,803,221	—	—	(8,987)	9,890,630	1,206,174	265,594	—
JPMorgan Equity Index Fund Class R6 Shares (a)	54,707,300	18,110,018	3,823,347	33,740	6,172,936	75,200,647	1,528,468	845,306	129,620
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	10,249,046	209,322	4,078,367	(147,974)	89,006	6,321,033	694,619	209,322	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend Income Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$34,741,180	$3,446,487	$4,461,861	$(91,093)	$280,585	$33,915,298	4,665,103	$1,024,406	$—
JPMorgan Income Fund Class R6 Shares (a)	2,944,841	6,936,635	—	—	37,535	9,919,011	1,030,011	124,726	2,146
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	26,730,394	—	—	12,443	26,742,837	2,588,852	54,605	—
JPMorgan Managed Income Fund Class L Shares (a)	12,559,227	5,235,543	12,158,701	32,141	(32,619)	5,635,591	561,314	110,366	2,968
JPMorgan Realty Income Fund Class R6 Shares (a)	363,929	—	378,256	73,079	(58,752)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	6,345,483	70,013,398	—	—	(3,615)	76,355,266	7,945,397	468,734	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	11,354,558	138,423,512	115,094,399	—	—	34,683,671	34,683,671	162,595	—

Total	$296,565,192	$303,552,597	$200,143,473	$1,907,350	$5,695,733	$407,577,399		$5,507,258	$642,976

JPMorgan SmartRetirement Blend 2020 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$14,422,957	$16,036,803	$9,615,508	$36,800	$946,617	$21,827,669	246,001	$297,498	$22,635
JPMorgan Core Bond Fund Class R6 Shares (a)	213,677,011	44,569,889	—	—	483,399	258,730,299	21,852,221	3,315,522	1,182,777
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	89,906,174	831,274	91,693,971	3,864,817	(2,908,294)	—	—	831,275	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,835,381	2,061,936	—	—	18,550	16,915,867	2,062,911	409,365	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,528,157	2,036,444	—	—	(23,855)	17,540,746	2,139,115	484,034	—
JPMorgan Equity Index Fund Class R6 Shares (a)	125,260,448	30,075,341	10,960,487	123,600	13,295,672	157,794,574	3,207,207	1,816,353	271,984
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	16,224,636	330,847	6,528,889	(236,361)	142,561	9,932,794	1,091,516	330,847	—
JPMorgan High Yield Fund Class R6 Shares (a)	62,345,040	8,594,305	10,835,803	(325,921)	670,469	60,448,090	8,314,730	1,813,141	—
JPMorgan Income Fund Class R6 Shares (a)	7,120,210	7,585,505	—	—	84,694	14,790,409	1,535,868	263,034	3,624
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	37,742,544	—	—	18,302	37,760,846	3,655,455	80,103	—
JPMorgan Managed Income Fund Class L Shares (a)	24,717,834	10,457,163	7,793,262	7,701	(24,813)	27,364,623	2,725,560	337,579	14,411
JPMorgan Realty Income Fund Class R6 Shares (a)	531,662	—	552,591	118,168	(97,239)	—	—	—	—

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2020 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	$12,181,219	$129,731,362	$—	$—	$(14,858)	$141,897,723	14,765,632	$901,732	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	29,802,822	182,427,796	178,296,366	—	—	33,934,252	33,934,252	235,920	—

Total	$626,553,551	$472,481,209	$316,276,877	$3,588,804	$12,591,205	$798,937,892		$11,116,403	$1,495,431

JPMorgan SmartRetirement Blend 2025 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$25,778,765	$27,817,182	$13,001,788	$715	$1,694,376	$42,289,250	476,606	$532,378	$43,853
JPMorgan Core Bond Fund Class R6 Shares (a)	249,663,898	71,243,251	—	—	412,585	321,319,734	27,138,491	3,937,719	1,460,187
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	107,899,891	996,729	110,047,731	4,426,013	(3,274,902)	—	—	996,729	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	17,950,790	2,377,467	—	—	20,140	20,348,397	2,481,512	493,787	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	49,434,832	27,320,130	5,809,625	7,919	3,923,017	74,876,273	4,176,033	419,187	115,887
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	16,108,392	6,221,507	—	—	(59,369)	22,270,530	2,715,918	552,997	—
JPMorgan Equity Index Fund Class R6 Shares (a)	232,637,396	60,416,705	10,947,515	(13,207)	25,003,920	307,097,299	6,241,815	3,439,750	527,979
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,315,063	3,636,369	—	—	(8,104)	9,943,328	1,092,673	187,573	—
JPMorgan High Yield Fund Class R6 Shares (a)	69,779,539	10,224,913	22,312,262	(732,383)	1,045,701	58,005,508	7,978,749	1,890,729	—
JPMorgan Income Fund Class R6 Shares (a)	7,900,549	5,187,865	—	—	82,044	13,170,458	1,367,649	227,200	3,227
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	16,385,542	—	—	7,915	16,393,457	1,586,976	34,776	—
JPMorgan Managed Income Fund Class L Shares (a)	21,009,871	8,668,111	20,088,162	45,981	(54,992)	9,580,809	954,264	149,617	5,046
JPMorgan Realty Income Fund Class R6 Shares (a)	4,338,395	—	4,509,175	784,402	(613,622)	—	—	—	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2025 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	$13,995,106	$158,827,062	$—	$—	$(4,242)	$172,817,926	17,983,135	$1,042,844	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	26,034,471	239,246,251	255,336,589	—	—	9,944,133	9,944,133	246,242	—

Total	$848,846,958	$638,569,084	$442,052,847	$4,519,440	$28,174,467	$1,078,057,102		$14,151,528	$2,156,179

JPMorgan SmartRetirement Blend 2030 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$32,879,883	$32,412,778	$13,094,719	$(8,975)	$2,158,691	$54,347,658	612,506	$673,224	$56,357
JPMorgan Core Bond Fund Class R6 Shares (a)	197,914,411	59,489,215	—	—	322,690	257,726,316	21,767,425	3,186,287	1,180,747
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	89,977,993	845,847	91,736,076	3,520,523	(2,608,287)	—	—	845,848	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,763,507	4,967,663	—	—	6,144	18,737,314	2,285,038	405,645	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	65,226,238	32,229,835	—	—	5,474,385	102,930,458	5,740,684	567,331	156,843
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,597,271	2,506,944	—	—	(29,927)	18,074,288	2,204,182	492,661	—
JPMorgan Equity Index Fund Class R6 Shares (a)	310,440,705	79,178,448	15,998,030	9,297	33,659,035	407,289,455	8,278,241	4,510,736	695,453
JPMorgan High Yield Fund Class R6 Shares (a)	65,618,172	8,888,044	24,436,030	(609,031)	845,237	50,306,392	6,919,724	1,718,708	—
JPMorgan Income Fund Class R6 Shares (a)	—	6,904,068	—	—	21,484	6,925,552	719,164	32,880	1,697
JPMorgan Managed Income Fund Class L Shares (a)	26,953,893	12,218,590	35,256,909	83,204	(91,185)	3,907,593	389,202	143,599	2,058
JPMorgan Realty Income Fund Class R6 Shares (a)	5,646,678	—	5,868,957	1,043,909	(821,630)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	11,254,035	127,984,828	—	—	(4,061)	139,234,802	14,488,533	820,223	—

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2030 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	$20,536,686	$275,304,509	$275,107,991	$—	$—	$20,733,204	20,733,204	$274,840	$—

Total	$855,809,472	$642,930,769	$461,498,712	$4,038,927	$38,932,576	$1,080,213,032		$13,671,982	$2,093,155

JPMorgan SmartRetirement Blend 2035 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$31,551,190	$24,999,613	$5,130,360	$(34,875)	$2,055,269	$53,440,837	602,286	$623,853	$55,416
JPMorgan Core Bond Fund Class R6 Shares (a)	99,630,316	3,717,355	50,865,851	1,649,950	(730,129)	53,401,641	4,510,274	1,146,568	252,217
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	66,767,053	96,745,391	—	—	(252,371)	163,260,073	19,320,719	1,782,108	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,109,433	1,801,428	—	—	10,201	9,921,062	1,209,886	232,460	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	63,118,975	29,223,029	—	—	5,746,238	98,088,242	5,470,621	595,202	164,548
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,171,354	2,263,591	—	—	12,434	11,447,379	1,396,022	292,804	—
JPMorgan Equity Index Fund Class R6 Shares (a)	303,714,729	63,254,206	3,447,402	48,266	31,946,322	395,516,121	8,038,946	4,313,385	662,963
JPMorgan High Yield Fund Class R6 Shares (a)	35,489,673	5,351,941	1,864,132	(56,802)	282,087	39,202,767	5,392,403	1,078,248	—
JPMorgan Managed Income Fund Class L Shares (a)	15,316,683	17,359,280	20,698,225	15,480	(25,187)	11,968,031	1,192,035	172,529	6,303
JPMorgan Realty Income Fund Class R6 Shares (a)	6,310,571	—	6,558,984	1,060,693	(812,280)	—	—	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	17,801,922	208,006,077	210,513,889	—	—	15,294,110	15,294,110	191,644	—

Total	$656,981,899	$452,721,911	$299,078,843	$2,682,712	$38,232,584	$851,540,263		$10,428,801	$1,141,447

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2040 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$32,020,022	$24,123,078	$4,485,038	$(52,130)	$2,241,377	$53,847,309	606,867	$626,061	$55,838
JPMorgan Core Bond Fund Class R6 Shares (a)	49,546,737	2,825,897	23,806,244	908,051	(474,670)	28,999,771	2,449,305	581,435	136,967
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	33,282,422	44,772,336	—	—	(118,767)	77,935,991	9,223,194	919,083	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,275,874	1,925,897	—	—	37,449	7,239,220	882,832	146,598	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	67,447,971	25,399,207	—	—	5,916,109	98,763,287	5,508,270	613,504	169,607
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,309,749	187,611	—	—	(8,185)	6,489,175	791,363	187,611	—
JPMorgan Equity Index Fund Class R6 Shares (a)	310,779,468	59,176,255	3,011,619	(101,016)	32,820,546	399,663,634	8,123,245	4,406,578	681,152
JPMorgan High Yield Fund Class R6 Shares (a)	26,251,006	2,569,876	2,573,078	(49,523)	207,611	26,405,892	3,632,172	778,501	—
JPMorgan Managed Income Fund Class L Shares (a)	16,032,069	14,521,156	24,010,093	34,412	(43,928)	6,533,616	650,759	177,983	6,417
JPMorgan Realty Income Fund Class R6 Shares (a)	5,645,358	—	5,867,586	1,047,211	(824,983)	—	—	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	12,407,567	197,793,813	197,987,023	—	—	12,214,357	12,214,357	148,149	—

Total	$564,998,243	$373,295,126	$261,740,681	$1,787,005	$39,752,559	$718,092,252		$8,585,503	$1,049,981

JPMorgan SmartRetirement Blend 2045 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$26,966,135	$20,199,417	$3,669,748	$(15,087)	$1,791,459	$45,272,176	510,224	$529,017	$46,946
JPMorgan Core Bond Fund Class R6 Shares (a)	22,665,553	319,394	11,118,535	454,547	(244,711)	12,076,248	1,019,953	262,357	57,037
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,941,317	22,754,393	—	—	(95,999)	34,599,711	4,094,640	389,634	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,030,615	79,218	—	—	3,759	3,113,592	379,706	79,219	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	54,659,250	23,433,133	—	—	5,358,189	83,450,572	4,654,243	595,653	164,672

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2045 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$2,832,093	$2,089,801	$—	$—	$20,837	$4,942,731	602,772	$104,464	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	260,726,854	53,557,605	3,128,588	43,958	27,511,838	338,711,667	6,884,383	3,721,799	574,150
JPMorgan High Yield Fund Class R6 Shares (a)	17,438,801	1,742,339	2,712,590	(47,424)	146,080	16,567,206	2,278,845	501,504	—
JPMorgan Managed Income Fund Class L Shares (a)	12,632,017	13,717,085	24,676,630	42,812	(46,525)	1,668,759	166,211	146,564	2,227
JPMorgan Realty Income Fund Class R6 Shares (a)	5,145,805	—	5,348,367	917,075	(714,513)	—	—	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	16,215,784	165,544,873	167,961,375	—	—	13,799,282	13,799,282	113,227	—

Total	$434,254,224	$303,437,258	$218,615,833	$1,395,881	$33,730,414	$554,201,944		$6,443,438	$845,032

JPMorgan SmartRetirement Blend 2050 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$19,844,516	$15,474,078	$2,839,794	$(27,736)	$1,351,428	$33,802,492	380,959	$393,849	$35,052
JPMorgan Core Bond Fund Class R6 Shares (a)	14,930,950	222,667	6,201,011	285,119	(158,167)	9,079,558	766,855	179,784	42,883
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,272,192	15,793,360	—	—	(56,828)	26,008,724	3,077,956	306,015	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,210,893	57,792	—	—	2,742	2,271,427	277,003	57,792	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	40,784,107	17,444,172	—	—	4,161,295	62,389,574	3,479,619	446,344	123,395
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,838,486	84,398	—	—	(3,682)	2,919,202	356,000	84,398	—
JPMorgan Equity Index Fund Class R6 Shares (a)	189,124,181	43,275,261	—	—	20,731,115	253,130,557	5,144,930	2,773,327	430,301
JPMorgan High Yield Fund Class R6 Shares (a)	12,814,982	366,944	1,751,745	(24,405)	85,889	11,491,665	1,580,697	366,944	—
JPMorgan Managed Income Fund Class L Shares (a)	9,726,173	8,742,057	16,346,607	29,013	(32,481)	2,118,155	210,972	98,964	1,114
JPMorgan Realty Income Fund Class R6 Shares (a)	3,004,090	—	3,122,346	550,640	(432,384)	—	—	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	14,104,463	119,416,749	121,524,933	—	—	11,996,279	11,996,279	89,448	—

Total	$319,655,033	$220,877,478	$151,786,436	$812,631	$25,648,927	$415,207,633		$4,796,865	$632,745

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2055 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$9,960,235	$9,592,803	$1,446,768	$(30,550)	$699,548	$18,775,268	211,600	$208,681	$18,909
JPMorgan Core Bond Fund Class R6 Shares (a)	7,801,639	117,717	3,107,478	144,465	(79,144)	4,877,199	411,926	94,681	23,035
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,522,937	8,590,131	—	—	(37,189)	14,075,879	1,665,784	164,544	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,110,130	490,984	—	—	309	1,601,423	195,295	34,957	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	21,896,458	9,870,436	—	—	2,248,865	34,015,759	1,897,142	240,956	66,614
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares(a)	1,407,476	41,849	—	—	(1,826)	1,447,499	176,524	41,849	—
JPMorgan Equity Index Fund Class R6 Shares (a)	98,950,451	28,758,948	899,882	25,389	11,213,612	138,048,518	2,805,864	1,476,868	232,571
JPMorgan High Yield Fund Class R6 Shares (a)	6,477,335	191,023	536,612	(9,078)	42,614	6,165,282	848,044	191,022	—
JPMorgan Managed Income Fund Class L Shares(a)	4,803,247	3,779,489	8,018,063	17,122	(18,089)	563,706	56,146	48,754	843
JPMorgan Realty Income Fund Class R6 Shares (a)	1,547,217	—	1,608,123	263,961	(203,055)	—	—	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	4,510,805	70,862,346	68,124,277	—	—	7,248,874	7,248,874	45,738	—

Total	$163,987,930	$132,295,726	$83,741,203	$411,309	$13,865,645	$226,819,407		$2,548,050	$341,972

JPMorgan SmartRetirement Blend 2060 Fund

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$1,494,380	$1,955,759	$184,544	$(5,484)	$111,185	$3,371,296	37,995	$35,200	$3,273
JPMorgan Core Bond Fund Class R6 Shares (a)	1,305,989	107,352	513,722	29,819	(18,554)	910,884	76,933	15,728	4,302
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	637,132	1,729,547	—	—	(10,168)	2,356,511	278,877	27,486	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	151,489	70,213	—	—	(358)	221,344	26,993	5,338	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,310,217	2,400,390	341,407	(1,154)	401,756	5,769,802	321,796	41,979	11,605
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	151,626	194,551	—	—	298	346,475	42,253	7,430	—
JPMorgan Equity Index Fund Class R6 Shares (a)	16,198,980	7,843,642	1,556,241	(25,125)	1,951,454	24,412,710	496,193	258,627	40,335
JPMorgan High Yield Fund Class R6 Shares (a)	903,336	318,398	73,889	(614)	7,775	1,155,006	158,873	32,281	—
JPMorgan Realty Income Fund Class R6 Shares (a)	307,951	—	320,074	52,854	(40,731)	—	—	—	—

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2060 Fund (continued)

For the six months ended December 31, 2019
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2019	Shares at December 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.53% (a) (b)	$1,035,598	$17,922,313	$17,311,929	$—	$—	$1,645,982	1,645,982	$9,021	$—

Total	$25,496,698	$32,542,165	$20,301,806	$50,296	$2,402,657	$40,190,010		$433,090	$59,515

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2019.

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2019:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$7,614,591		$16,205,219
Interest Rate	19,582,585		50,915,250

Short Futures Contracts:
Equity	7,296,181		7,458,107
Interest Rate	30,635,907	(a)	30,635,907

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	28,692,427		42,991,697
Interest Rate	39,871,538		97,470,000

Short Futures Contracts:
Equity	12,089,550		14,643,725
Interest Rate	59,400,069	(a)	59,400,069

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	$37,323,987		$42,795,428
Interest Rate	49,683,087		117,605,250

Short Futures Contracts:
Equity	15,008,901		19,682,372
Interest Rate	81,125,625	(a)	81,125,625

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	39,427,990		47,534,696
Interest Rate	39,495,647		105,165,000

Short Futures Contracts:
Equity	13,834,273		20,687,906
Interest Rate	84,886,327	(a)	84,886,327

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	33,062,861		35,016,881
Interest Rate	32,447,250	(a)	32,447,250

Short Futures Contracts:
Equity	10,282,259		15,575,818
Interest Rate	35,163,158	(a)	35,163,158

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	28,874,147		31,338,512
Interest Rate	26,034,750	(a)	26,034,750

Short Futures Contracts:
Equity	8,548,317		14,056,880
Interest Rate	31,767,720	(a)	31,767,720

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	23,754,146		24,911,534
Interest Rate	21,930,750	(a)	21,930,750

Short Futures Contracts:
Equity	7,272,868		11,124,017
Interest Rate	25,194,698	(a)	25,194,698

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	17,690,774		18,807,756
Interest Rate	17,442,000	(a)	17,442,000
Short Futures Contracts:
Equity	5,374,237		8,390,200
Interest Rate	18,896,024	(a)	18,896,024

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	8,575,121		9,782,148
Interest Rate	9,362,250	(a)	9,362,250

Short Futures Contracts:
Equity	2,764,935		4,451,802
Interest Rate	10,333,724	(a)	10,333,724

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	$1,282,105	(b)	$1,836,279
Interest Rate	1,410,750	(a)	1,410,750

Short Futures Contracts:
Equity	603,101	(b)	764,617
Interest Rate	1,697,719	(a)	1,697,719

(a)	For the period December 1, 2019 through December 31, 2019.
(b)	For the period October 1, 2019 through December 31, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$356,821
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	331,104

Total		$687,925

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(69,714)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(385,936)

Total		$(455,650)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$910,543
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	643,483

Total		$1,554,026

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(136,326)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(719,556)

Total		$(855,882)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$502,488
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	880,158

Total		$1,382,646

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(186,872)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(900,179)

Total		$(1,087,051)

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$554,237
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	921,022

Total		$1,475,259

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(193,356)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(880,898)

Total		$(1,074,254)

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$468,864
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	382,063

Total		$850,927

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(124,303)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(186,166)

Total		$(310,469)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$407,084
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	343,567

Total		$750,651

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(111,619)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(149,494)

Total		$(261,113)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$321,773
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	273,930

Total		$595,703

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(89,257)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(125,767)

Total		$(215,024)

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$246,126
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	204,586

Total		$450,712

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(66,896)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(100,127)

Total		$(167,023)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$129,821
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	111,024

Total		$240,845

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(35,045)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(53,754)

Total		$(88,799)

JPMorgan SmartRetirement Blend 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$21,585
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	19,251

Total		$40,836

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(6,389)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(8,149)

Total		$(14,538)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2019, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(121,153)
Interest rate contracts	51,493

Total	$(69,660)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$316,846
Interest rate contracts	(174,631)

Total	$142,215

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,182,483
Interest rate contracts	174,650

Total	$1,357,133

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$528,585
Interest rate contracts	(344,952)

Total	$183,633

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,040,635
Interest rate contracts	185,679

Total	$3,226,314

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(143,143)
Interest rate contracts	(347,461)

Total	$(490,604)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,863,726
Interest rate contracts	149,710

Total	$3,013,436

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(167,458)
Interest rate contracts	(143,560)

Total	$(311,018)

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,834,710

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(143,986)
Interest rate contracts	195,897

Total	$51,911

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,162,534

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(87,749)
Interest rate contracts	194,073

Total	$106,324

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,276,689

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(199,113)
Interest rate contracts	148,163

Total	$(50,950)

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,009,769

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(151,069)
Interest rate contracts	104,459

Total	$(46,610)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$501,432

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(13,937)
Interest rate contracts	57,270

Total	$43,333

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$17,711

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$15,196
Interest rate contracts	11,102

Total	$26,298

The Funds’ derivatives contracts held at December 31, 2019 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2019 are as follows:

	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$289	$258	$35	$50	$518	$5,643	$6,793
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	340	48	52	50	885	5,441	6,816
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	502	68	87	67	943	6,764	8,431
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	494	44	145	59	1,128	6,877	8,747
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	541	55	31	74	771	6,495	7,967
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	763	53	23	52	854	6,283	8,028
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	436	56	22	57	666	5,633	6,870
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	360	53	24	61	619	5,248	6,365
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	562	56	16	56	445	4,092	5,227
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	191	21	47	46	382	2,464	3,151

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

The Funds invest in Underlying Funds and ETFs and, as a result, bore a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the six months ended December 31, 2019 and are in place until at least October 31, 2020.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$585,668	$84,960	$311	$670,939	$171,560
JPMorgan SmartRetirement Blend 2020 Fund	1,164,191	120,990	944	1,286,125	270,805
JPMorgan SmartRetirement Blend 2025 Fund	1,542,954	152,489	1,065	1,696,508	182,545
JPMorgan SmartRetirement Blend 2030 Fund	1,587,654	152,822	1,187	1,741,663	4,866
JPMorgan SmartRetirement Blend 2035 Fund	1,175,449	138,619	1,126	1,315,194	5,199
JPMorgan SmartRetirement Blend 2040 Fund	937,448	126,129	1,377	1,064,954	5,140
JPMorgan SmartRetirement Blend 2045 Fund	688,536	108,717	941	798,194	4,505
JPMorgan SmartRetirement Blend 2050 Fund	532,577	93,335	843	626,755	4,468
JPMorgan SmartRetirement Blend 2055 Fund	317,532	73,552	921	392,005	3,404
JPMorgan SmartRetirement Blend 2060 Fund	62,593	18,778	381	81,752	69,788

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

4. Investment Transactions

During the six months ended December 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$202,675,428	$123,795,180	$—	$—
JPMorgan SmartRetirement Blend 2020 Fund	339,531,796	202,056,142	—	—
JPMorgan SmartRetirement Blend 2025 Fund	464,881,996	219,616,689	—	—
JPMorgan SmartRetirement Blend 2030 Fund	458,604,424	214,784,737	—	—
JPMorgan SmartRetirement Blend 2035 Fund	315,057,570	96,506,716	—	—
JPMorgan SmartRetirement Blend 2040 Fund	240,817,781	70,681,457	—	—
JPMorgan SmartRetirement Blend 2045 Fund	196,280,234	58,500,073	—	—
JPMorgan SmartRetirement Blend 2050 Fund	148,639,051	37,615,013	—	—
JPMorgan SmartRetirement Blend 2055 Fund	95,064,580	20,335,874	—	69,975
JPMorgan SmartRetirement Blend 2060 Fund	22,982,930	3,514,932	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$504,823,285	$32,139,143	$620,738	$31,518,405
JPMorgan SmartRetirement Blend 2020 Fund	962,771,228	59,285,231	1,137,831	58,147,400
JPMorgan SmartRetirement Blend 2025 Fund	1,311,114,708	92,221,850	1,346,633	90,875,217
JPMorgan SmartRetirement Blend 2030 Fund	1,376,820,649	113,337,347	1,074,254	112,263,093
JPMorgan SmartRetirement Blend 2035 Fund	1,137,947,674	101,964,132	388,900	101,575,232
JPMorgan SmartRetirement Blend 2040 Fund	1,005,861,491	102,837,151	333,471	102,503,680
JPMorgan SmartRetirement Blend 2045 Fund	798,832,220	84,286,966	219,344	84,067,622
JPMorgan SmartRetirement Blend 2050 Fund	597,823,323	63,333,037	173,475	63,159,562
JPMorgan SmartRetirement Blend 2055 Fund	328,254,386	32,747,713	88,799	32,658,914
JPMorgan SmartRetirement Blend 2060 Fund	58,679,216	5,318,484	14,538	5,303,946

As of June 30, 2019, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$636,427	$548,855
JPMorgan SmartRetirement Blend 2020 Fund	962,488	871,535

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses (gains) of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$927,131	$62,496
JPMorgan SmartRetirement Blend 2020 Fund	2,878,889	(2,673,324)
JPMorgan SmartRetirement Blend 2025 Fund	1,724,873	—
JPMorgan SmartRetirement Blend 2030 Fund	2,060,296	—
JPMorgan SmartRetirement Blend 2035 Fund	1,061,147	—
JPMorgan SmartRetirement Blend 2040 Fund	1,326,952	—
JPMorgan SmartRetirement Blend 2045 Fund	875,733	—
JPMorgan SmartRetirement Blend 2050 Fund	950,380	—
JPMorgan SmartRetirement Blend 2055 Fund	349,674	—

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2019 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	3	57.0%
JPMorgan SmartRetirement Blend 2020 Fund	2	47.6
JPMorgan SmartRetirement Blend 2025 Fund	3	56.0
JPMorgan SmartRetirement Blend 2030 Fund	2	46.0
JPMorgan SmartRetirement Blend 2035 Fund	2	45.7
JPMorgan SmartRetirement Blend 2040 Fund	2	52.1
JPMorgan SmartRetirement Blend 2045 Fund	2	48.1
JPMorgan SmartRetirement Blend 2050 Fund	1	42.0
JPMorgan SmartRetirement Blend 2055 Fund	1	39.1
JPMorgan SmartRetirement Blend 2060 Fund	1	26.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

As of December 31, 2019, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Equity Index Fund	47.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund	20.9
JPMorgan Short Duration Core Plus Fund	14.5
JPMorgan Emerging Markets Strategic Debt Fund	12.8

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2019, and continued to hold your shares at the end of the reporting period, December 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class I
Actual	$1,000.00	$1,042.80	$1.39	0.27%
Hypothetical	1,000.00	1,023.78	1.37	0.27
Class R2
Actual	1,000.00	1,040.20	3.95	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77
Class R3
Actual	1,000.00	1,041.90	2.72	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Class R4
Actual	1,000.00	1,042.20	1.39	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27
Class R5
Actual	1,000.00	1,043.60	0.62	0.12
Hypothetical	1,000.00	1,024.53	0.61	0.12
Class R6
Actual	1,000.00	1,044.10	0.10	0.02
Hypothetical	1,000.00	1,025.04	0.10	0.02

JPMorgan SmartRetirement Blend 2020 Fund
Class I
Actual	1,000.00	1,047.10	1.39	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27
Class R2
Actual	1,000.00	1,044.80	3.96	0.77
Hypothetical	1,000.00	1,021.27	3.91	0.77

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,045.90	$2.67	0.52%
Hypothetical	1,000.00	1,022.52	2.64	0.52
Class R4
Actual	1,000.00	1,047.20	1.39	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27
Class R5
Actual	1,000.00	1,047.90	0.62	0.12
Hypothetical	1,000.00	1,024.53	0.61	0.12
Class R6
Actual	1,000.00	1,048.50	0.10	0.02
Hypothetical	1,000.00	1,025.04	0.10	0.02

JPMorgan SmartRetirement Blend 2025 Fund
Class I
Actual	1,000.00	1,057.30	1.55	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class R2
Actual	1,000.00	1,054.70	4.13	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R3
Actual	1,000.00	1,056.00	2.84	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R4
Actual	1,000.00	1,057.20	1.55	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30
Class R5
Actual	1,000.00	1,058.00	0.78	0.15
Hypothetical	1,000.00	1,024.38	0.76	0.15
Class R6
Actual	1,000.00	1,058.50	0.26	0.05
Hypothetical	1,000.00	1,024.89	0.25	0.05

JPMorgan SmartRetirement Blend 2030 Fund
Class I
Actual	1,000.00	1,065.90	1.71	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33
Class R2
Actual	1,000.00	1,062.90	4.25	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R3
Actual	1,000.00	1,064.20	3.01	0.58
Hypothetical	1,000.00	1,022.22	2.95	0.58
Class R4
Actual	1,000.00	1,065.80	1.71	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33
Class R5
Actual	1,000.00	1,066.20	0.93	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
Class R6
Actual	1,000.00	1,067.10	0.42	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Actual	$1,000.00	$1,073.40	$1.88	0.36%
Hypothetical	1,000.00	1,023.33	1.83	0.36
Class R2
Actual	1,000.00	1,070.40	4.48	0.86
Hypothetical	1,000.00	1,020.81	4.37	0.86
Class R3
Actual	1,000.00	1,071.80	3.18	0.61
Hypothetical	1,000.00	1,022.07	3.10	0.61
Class R4
Actual	1,000.00	1,072.90	1.88	0.36
Hypothetical	1,000.00	1,023.33	1.83	0.36
Class R5
Actual	1,000.00	1,073.70	1.09	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Class R6
Actual	1,000.00	1,074.70	0.57	0.11
Hypothetical	1,000.00	1,024.58	0.56	0.11

JPMorgan SmartRetirement Blend 2040 Fund
Class I
Actual	1,000.00	1,079.50	2.04	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R2
Actual	1,000.00	1,076.70	4.65	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R3
Actual	1,000.00	1,077.50	3.34	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class R4
Actual	1,000.00	1,079.00	2.04	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R5
Actual	1,000.00	1,080.30	1.26	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	1,080.30	0.73	0.14
Hypothetical	1,000.00	1,024.43	0.71	0.14

JPMorgan SmartRetirement Blend 2045 Fund
Class I
Actual	1,000.00	1,082.40	2.15	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class R2
Actual	1,000.00	1,079.80	4.76	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R3
Actual	1,000.00	1,081.30	3.45	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
Class R4
Actual	1,000.00	1,082.80	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R5
Actual	1,000.00	1,083.60	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund (continued)
Class R6
Actual	$1,000.00	$1,084.00	$0.79	0.15%
Hypothetical	1,000.00	1,024.38	0.76	0.15

JPMorgan SmartRetirement Blend 2050 Fund
Class I
Actual	1,000.00	1,083.10	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R2
Actual	1,000.00	1,080.20	4.71	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class R3
Actual	1,000.00	1,081.10	3.45	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
Class R4
Actual	1,000.00	1,082.60	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R5
Actual	1,000.00	1,083.40	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R6
Actual	1,000.00	1,084.40	0.79	0.15
Hypothetical	1,000.00	1,024.38	0.76	0.15

JPMorgan SmartRetirement Blend 2055 Fund
Class I
Actual	1,000.00	1,083.10	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R2
Actual	1,000.00	1,080.10	4.71	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class R3
Actual	1,000.00	1,081.70	3.45	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
Class R4
Actual	1,000.00	1,083.10	2.09	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R5
Actual	1,000.00	1,083.80	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R6
Actual	1,000.00	1,084.30	0.79	0.15
Hypothetical	1,000.00	1,024.38	0.76	0.15

JPMorgan SmartRetirement Blend 2060 Fund
Class I
Actual	1,000.00	1,082.60	2.15	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class R2
Actual	1,000.00	1,080.10	4.76	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R3
Actual	1,000.00	1,081.90	3.45	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2060 Fund (continued)
Class R4
Actual	$1,000.00	$1,082.90	$2.15	0.41%
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class R5
Actual	1,000.00	1,083.90	1.36	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Class R6
Actual	1,000.00	1,084.30	0.84	0.16
Hypothetical	1,000.00	1,024.33	0.81	0.16

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds and/or Underlying Funds as compared to the Funds’ and/or Underlying Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on the existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustee’s independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class I shares was in the fourth, second and second quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, first and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class I shares was in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018 respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class I shares was in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018 respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, second and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class I shares was in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Universe for the one-, three-, and five-year periods

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class I shares was in the fourth, third and second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class I shares was in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class I shares was in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, third and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class I shares was in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class I shares was in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the third, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s performance for Class I shares was in the third quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustess noted that the performance for Class R6 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019 were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee and actual total expenses for Class I shares were in the third and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 Shares were in the third and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory and actual total expenses for Class R6 shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee and actual total expenses for Class I shares were in the fourth and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the fourth and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2019	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

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(Unaudited) (continued)

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. December 2019.	SAN-SRB-1219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 28, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 28, 2020